UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust, on behalf of the following series: (the “Covered Series”) — attached Schedule A
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott Eston, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/06

Date of reporting period:	02/28/06

Except as otherwise noted, the information included in this filing (including related certifications) relates solely to the Covered Series. GMO Trust has submitted a Form 12b-25 notification with respect to the other series of GMO Trust, and will supply information relating to such other series in a subsequent filing.

Schedule A - (the “Covered Series”)
GMO Tax-Managed Small/Mid Cap Fund	GMO U.S. Sector Fund
GMO Short-Duration Investment Fund	GMO International Small Companies Fund
GMO Domestic Bond Fund	GMO World Opportunity Overlay Fund
GMO Tax-Managed U.S. Equities Fund	GMO Currency Hedged International Equity Fund
GMO Tax-Managed International Equities Fund	GMO International Bond Fund
GMO U.S. Quality Equity Fund	GMO Emerging Country Debt Fund
GMO Tobacco-Free Core Fund	GMO Emerging Markets Fund
GMO Taiwan Fund	GMO Alternative Asset Opportunity Fund
GMO Global Growth Fund	GMO Emerging Country Debt Share Fund
GMO Inflation Indexed Bond Fund	GMO Special Purpose Holding Fund
GMO Foreign Fund	GMO International Equity Allocation Fund
GMO Currency Hedged International Bond Fund	GMO Global Balanced Asset Allocation Fund
GMO Foreign Small Companies Fund	GMO Global (U.S.+) Equity Allocation Fund
GMO Emerging Markets Quality Fund	GMO Benchmark-Free Allocation Fund
GMO Short-Duration Collateral Fund	GMO World Opportunities Equity Allocation Fund
GMO Core Plus Bond Fund	GMO Strategic Balanced Allocation Fund
GMO Global Bond Fund	GMO Alpha Only Fund
GMO International Intrinsic Value Fund	GMO Real Estate Fund
GMO Developed World Stock Fund	GMO Emerging Countries Fund

Item 1. Reports to Stockholders.

The annual reports for each Covered Series of the registrant for the period from March 1, 2005 through February 28, 2006 are filed herewith.

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed Small/Mid Cap Fund

(Formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed Small/Mid Cap Fund returned +13.3% for the fiscal year ended February 28, 2006, as compared to +17.0% for the Russell 2500 Index. On an after-tax basis, the Fund returned +13.1% compared to the benchmark's +16.8% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underperformance of the benchmark is attributed to both sector selection and stock selection. By sector, an overweight in automotive stocks, which underperformed, was the primary detractor from positive returns. An underweight in technology stocks, which performed well during the period, also worked against the portfolio.

Within sectors, stock selection had mixed results. Overweights in home building stocks, including Toll Brothers and MDC Holdings, underperformed. Selection within healthcare and transportation stocks, however, was a strong positive factor for the fiscal year. The portfolio also benefited from positive selection within retail and oil and gas related stocks, however selection was weaker within the financial services and consumer discretionary sectors.

For the fiscal year, valuation-based stock selection strategies were the primary source of negative relative performance for the fund. The momentum-based stock selection strategy, however, also underperformed over the fiscal year period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed Small/Mid Cap Fund Class III Shares (Formerly the GMO Tax-Managed Small Companies Fund) and the Russell 2500 Index As of February 28, 2006

$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
1999
2000
2001
2002
2003
2004
2005
2006
6/1/99
$4,975,000
$10,206,175
$10,081,820
GMO Tax-Managed Small/Mid Cap Fund*
Russell 2500 Index*

	Average Annual Total Returns *		
	1 Year	5 Year	Since Inception **6/1/99**
Class III	12.68%	13.44%	10.95%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.0%
Short-Term Investment(s)	0.9
Other	1.1
100.0%
Industry Sector Summary	% of Equity Investments
Financial	17.1%
Construction	14.1
Technology	13.1
Health Care	10.4
Services	8.7
Retail Stores	7.9
Utility	4.9
Consumer Goods	4.5
Oil & Gas	3.5
Automotive	3.3
Primary Process Industry	2.7
Manufacturing	2.6
Machinery	2.5
Transportation	2.0
Food & Beverage	1.9
Metals & Mining	0.8
100.0%

1

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%
	Automotive — 3.2%
4,400	American Axle & Manufacturing Holdings, Inc.	71,368
5,725	ArvinMeritor, Inc.	95,836
1,800	BorgWarner, Inc.	100,386
14,300	Goodyear Tire & Rubber Co. (The) *	204,919
6,100	Lear Corp.	127,246
2,300	Navistar International Corp. *	67,505
1,700	Oshkosh Truck Corp.	96,441
1,700	Superior Industries International, Inc.	36,635
4,600	Tenneco Automotive, Inc. *	104,190
2,200	TRW Automotive Holdings Corp. *	56,320
13,700	Visteon Corp. *	63,842
		1,024,688
	Construction — 13.8%
1,400	AMB Property Corp. REIT	75,110
2,500	American Home Mortgage Acceptance Corp. REIT	71,250
5,000	Anthracite Capital, Inc. REIT	53,600
3,800	Anworth Mortgage Asset Corp. REIT	28,538
1,300	Apartment Investment & Management Co.	57,603
1,100	Arden Realty, Inc. REIT	49,896
900	AvalonBay Communities, Inc. REIT	92,700
2,700	Beazer Homes USA, Inc.	171,315
600	BRE Properties, Inc.	32,622
1,800	CBL & Associates Properties, Inc. REIT	76,680
500	Centerpoint Properties Corp. REIT	24,925
1,000	Drew Industries, Inc. *	32,450
2,400	EMCOR Group, Inc. *	104,616
900	Equity Lifestyle Properties, Inc. REIT	42,921
2,300	FelCor Lodging Trust, Inc. REIT	45,655
750	Florida Rock Industries, Inc.	43,207
500	Fluor Corp.	43,150
1,000	Forest City Enterprises, Inc.-Class A	40,510

See accompanying notes to the financial statements.

2

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Construction — continued
1,900	Highwoods Properties, Inc. REIT	61,465
3,100	Hovnanian Enterprises, Inc. *	142,941
2,200	Jacobs Engineering Group, Inc. *	188,628
4,000	KB Home	268,120
1,500	Kilroy Realty Corp. REIT	112,230
1,700	Lafarge North America, Inc.	140,879
2,000	Lennox International, Inc.	64,300
1,000	M/I Schottenstein Homes, Inc.	42,120
1,900	Martin Marietta Materials, Inc.	185,250
3,174	MDC Holdings, Inc.	194,534
2,000	Meritage Homes Corp. *	117,060
9,700	MFA Mortgage Investments, Inc. REIT	57,424
1,600	Mission West Properties REIT	17,120
2,900	National Health Investors, Inc. REIT	77,198
3,250	New Century Financial Corp.	125,937
200	NVR, Inc. *	150,600
600	Pan Pacific Retail Properties, Inc. REIT	41,526
3,600	Ryland Group, Inc.	251,100
500	Simpson Manufacturing Co., Inc.	19,545
4,600	Standard-Pacific Corp.	151,110
2,100	Technical Olympic USA, Inc.	44,478
7,800	Thornburg Mortgage, Inc. REIT	202,566
3,900	Toll Brothers, Inc. *	126,204
3,800	USG Corp. *	321,024
300	Walter Industries, Inc.	19,749
900	Washington Group International, Inc.	52,533
1,100	Watsco, Inc.	76,582
500	William Lyon Homes, Inc. *	42,550
		4,381,521
	Consumer Goods — 4.4%
2,500	Columbia Sportswear Co. *	125,900
1,600	Ethan Allen Interiors, Inc.	65,136
3,400	Fossil, Inc. *	57,868

See accompanying notes to the financial statements.

3

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Consumer Goods — continued
4,300	Furniture Brands International, Inc.	106,296
1,300	Herman Miller, Inc.	39,247
1,500	HNI Corp.	87,435
900	Kellwood Co.	23,166
1,700	K-Swiss, Inc.-Class A	49,606
3,000	La-Z-Boy, Inc.	47,850
5,800	Liz Claiborne, Inc.	208,974
1,000	Matthews International Corp.-Class A	37,140
3,000	Maytag Corp.	51,600
1,100	Oakley, Inc.	16,742
4,300	Playtex Products, Inc. *	45,150
1,900	Russell Corp.	27,132
700	Select Comfort Corp. *	25,585
2,500	Steven Madden, Ltd.	80,125
3,700	Timberland Co.-Class A *	129,685
3,900	Tupperware Corp.	82,641
1,800	Universal Corp.	73,206
1,800	Vector Group, Ltd.	33,498
		1,413,982
	Financial — 16.8%
800	AG Edwards, Inc.	35,760
900	Amcore Financial, Inc.	26,919
2,500	American Capital Strategies, Ltd.	89,250
4,600	American Financial Group, Inc.	190,440
3,800	AmeriCredit Corp. *	112,100
3,000	AmerUs Group Co.	180,750
1,300	Arthur J. Gallagher & Co.	38,337
1,400	Associated Banc Corp.	48,258
5,250	Astoria Financial Corp.	150,518
1,600	Bancorpsouth, Inc.	38,432
700	Camden National Corp.	23,366
1,725	Chittenden Corp.	49,663
900	City National Corp.	68,364

See accompanying notes to the financial statements.

4

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — continued
1,340	Commerce Bancshares, Inc.	69,077
1,900	Commerce Group, Inc.	102,619
1,500	CompuCredit Corp. *	56,700
1,804	Delphi Financial Group, Inc.-Class A	93,952
800	Dollar Thrifty Automotive Group, Inc. *	32,304
800	Downey Financial Corp.	50,840
6,600	First American Corp.	278,256
1,100	First Midwest Bancorp, Inc.	36,993
600	FirstFed Financial Corp. *	36,006
2,700	FirstMerit Corp.	66,798
5,600	Flagstar Bancorp, Inc.	86,520
4,900	Fremont General Corp.	116,228
1,700	GATX Corp.	67,490
500	Genworth Financial, Inc.-Class A	15,910
1,000	Great Southern Bancorp, Inc.	28,170
3,100	Greater Bay Bancorp	83,390
1,300	Hanover Insurance Group (The), Inc.	62,985
2,650	HCC Insurance Holdings, Inc.	85,304
9,900	IMPAC Mortgage Holdings, Inc. REIT	82,269
4,300	IndyMac Bancorp, Inc.	166,926
1,500	Investors Financial Services Corp.	67,665
900	Kansas City Life Insurance Co.	45,360
1,900	LaBranche & Co., Inc. *	26,885
1,300	Landamerica Financial Group, Inc.	86,710
700	MAF Bancorp, Inc.	30,002
1,000	Mercury General Corp.	55,900
800	Nara Bancorp, Inc.	13,976
2,100	Nasdaq Stock Market, Inc. *	85,071
3,800	Nationwide Financial Services, Inc.-Class A	162,868
1,600	Novastar Financial, Inc. REIT	49,040
4,100	Old Republic International Corp.	87,289
1,900	People's Bank	58,786
4,900	PMI Group (The), Inc.	212,170
1,100	Pre-Paid Legal Services, Inc.	39,721

See accompanying notes to the financial statements.

5

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — continued
4,200	Protective Life Corp.	204,750
1,800	Radian Group, Inc.	102,150
900	Raymond James Financial, Inc.	38,682
500	Redwood Trust, Inc. REIT	20,730
3,000	Reinsurance Group of America, Inc.	138,690
1,300	Ryder Systems, Inc.	57,642
2,500	StanCorp Financial Group, Inc.	135,250
1,200	Stewart Information Services Corp.	56,340
600	Student Loan Corp.	131,694
3,200	TCF Financial Corp.	81,152
300	Transatlantic Holdings, Inc.	18,342
3,400	Trustmark Corp.	102,510
1,200	United Fire & Casualty Co.	42,948
1,000	United Rentals, Inc. *	32,600
2,506	Washington Federal, Inc.	59,292
2,300	Webster Financial Corp.	108,445
1,300	Westamerica Bancorporation	70,512
200	Westcorp	14,370
300	WFS Financial, Inc. *	24,699
1,400	Wilmington Trust Corp.	59,934
2,400	WR Berkley Corp.	138,936
		5,332,005
	Food & Beverage — 1.8%
700	Brown-Forman Corp.-Class B	49,252
1,900	Flowers Foods, Inc.	52,250
1,000	Hansen Natural Corp. *	93,340
1,600	Lancaster Colony Corp.	64,224
1,300	Natures Sunshine Products, Inc.	22,061
2,800	NBTY, Inc. *	61,320
4,800	Smithfield Foods, Inc. *	126,864
8,300	Tyson Foods, Inc.-Class A	112,299
		581,610

See accompanying notes to the financial statements.

6

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — 10.2%
3,000	Apria Healthcare Group *	68,970
3,700	Cerner Corp. *	154,031
1,000	Community Health Systems, Inc. *	37,920
300	Diagnostic Products Corp.	13,845
800	Haemonetics Corp. *	41,440
7,900	Health Net, Inc. *	378,805
2,200	Henry Schein, Inc. *	102,630
1,100	Hi-Tech Pharmacal Co., Inc. *	27,104
1,700	Hologic, Inc. *	81,311
2,900	Human Genome Sciences, Inc. *	36,308
4,000	Humana, Inc. *	206,680
500	ICU Medical, Inc. *	17,550
2,000	Idexx Laboratories, Inc. *	157,160
11,100	King Pharmaceuticals, Inc. *	180,375
2,100	Kyphon, Inc. *	74,991
600	LCA-Vision, Inc.	26,160
5,800	Lincare Holdings, Inc. *	237,220
1,500	Mentor Corp.	64,560
1,500	Odyssey HealthCare, Inc. *	28,230
2,800	Omnicare, Inc.	170,380
2,700	OraSure Technologies, Inc. *	25,704
2,200	Owens & Minor, Inc.	70,158
1,900	Per-Se Technologies, Inc. *	47,994
3,000	Pharmaceutical Product Development, Inc.	208,770
1,300	PolyMedica Corp.	52,572
2,400	Regeneron Pharmaceuticals, Inc. *	39,288
800	Renal Care Group, Inc. *	38,168
2,300	Res-Care, Inc. *	42,067
1,200	ResMed, Inc. *	48,708
2,400	Respironics, Inc. *	87,264
2,800	Spectranetics Corp. *	32,088
1,500	Sunrise Senior Living, Inc. *	53,190
2,800	Techne Corp. *	166,516
1,300	United Surgical Partners International, Inc. *	45,695

See accompanying notes to the financial statements.

7

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — continued
2,600	Universal Health Services, Inc.-Class B	130,598
1,600	VCA Antech, Inc. *	44,720
		3,239,170
	Machinery — 2.5%
3,200	AGCO Corp. *	62,560
900	Carbo Ceramics, Inc.	49,275
1,000	Columbus McKinnon Corp. *	26,900
200	Cummins, Inc.	21,656
2,400	Flowserve Corp. *	123,360
1,000	FMC Technologies, Inc. *	46,920
1,000	Grant Prideco, Inc. *	40,470
800	Lincoln Electric Holdings, Inc.	36,928
600	Lufkin Industries, Inc.	31,056
700	Maverick Tube Corp. *	32,571
800	Oceaneering International, Inc. *	44,112
2,600	Oil States International, Inc. *	89,778
1,200	RPC, Inc.	25,428
1,900	Superior Energy Services, Inc. *	49,400
600	Terex Corp. *	47,490
2,900	Transmontaigne, Inc. *	21,866
900	W-H Energy Services, Inc. *	35,550
		785,320
	Manufacturing — 2.6%
1,000	Barnes Group, Inc.	38,380
800	Clarcor, Inc.	27,080
800	Dynamic Materials Corp.	26,160
800	Greif, Inc.-Class A	46,328
700	Harsco Corp.	55,846
1,900	Kaman Corp.-Class A	43,149
800	Mobile Mini, Inc. *	43,584
1,400	Myers Industries, Inc.	22,400
3,600	Owens-IIlinois, Inc. *	67,464

See accompanying notes to the financial statements.

8

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Manufacturing — continued
1,200	Shaw Group (The), Inc. *	40,020
2,000	Sonoco Products Co.	65,440
2,200	SPX Corp.	108,350
1,500	Standex International Corp.	47,805
1,700	Temple-Inland, Inc.	72,539
1,200	Trinity Industries, Inc.	63,600
1,700	Wabtec Corp.	56,151
		824,296
	Metals & Mining — 0.7%
2,900	CONSOL Energy, Inc.	185,658
1,100	Royal Gold, Inc.	34,573
400	RTI International Metals, Inc. *	16,820
		237,051
	Oil & Gas — 3.5%
600	Ashland, Inc.	39,162
500	Crosstex Energy, Inc.	39,785
2,600	Frontier Oil Corp.	120,250
1,100	Giant Industries, Inc. *	64,020
2,100	Helmerich & Payne, Inc.	138,117
1,700	Holly Corp.	101,490
6,900	Patterson-UTI Energy, Inc.	190,095
700	Remington Oil & Gas Corp. *	29,330
2,500	Stone Energy Corp. *	103,500
4,600	Tesoro Corp.	277,886
		1,103,635
	Primary Process Industry — 2.7%
700	Airgas, Inc.	25,473
6,400	AK Steel Holding Corp. *	71,040
600	Chaparral Steel Co. *	27,486
4,800	Commercial Metals Co.	217,392
1,200	FMC Corp. *	72,972

See accompanying notes to the financial statements.

9

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Primary Process Industry — continued
2,000	Metal Management, Inc.	56,420
1,500	Millipore Corp. *	103,995
600	NS Group, Inc. *	24,474
1,000	Olympic Steel, Inc.	26,360
900	OM Group, Inc. *	19,089
3,200	Ryerson Tull, Inc.	80,768
1,100	Steel Technologies, Inc.	30,349
400	United States Steel Corp.	21,800
3,600	Worthington Industries, Inc.	70,560
		848,178
	Retail Stores — 7.7%
800	Abercrombie & Fitch Co. -Class A	53,856
2,200	Advance Auto Parts *	90,970
2,400	American Eagle Outfitters, Inc.	61,056
3,200	BJ's Wholesale Club, Inc. *	101,312
900	Building Materials Holding Corp.	60,570
1,500	Casey's General Stores, Inc.	39,345
900	Cato Corp.-Class A	18,783
1,700	Chico's FAS, Inc. *	79,985
1,000	Conn's, Inc. *	37,250
6,300	Dollar Tree Stores, Inc. *	172,746
1,700	Fastenal Co.	74,647
600	Gamestop Corp.-Class A *	24,018
3,600	Great Atlantic & Pacific Tea Co. *	116,136
1,500	Group 1 Automotive, Inc.	57,420
1,950	Hibbett Sporting Goods, Inc. *	62,556
1,700	Ingles Markets, Inc.-Class A	28,067
2,500	Insight Enterprises, Inc. *	53,825
750	Jos. A. Bank Clothiers, Inc. *	33,458
1,000	Lithia Motors, Inc.-Class A	32,040
1,000	Longs Drug Stores Corp.	38,370
700	Men's Wearhouse, Inc. *	21,924
1,100	NetFlix, Inc. *	29,491

See accompanying notes to the financial statements.

10

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Retail Stores — continued
7,000	O'Reilly Automotive, Inc. *	229,040
1,500	Pantry (The), Inc. *	88,755
3,300	Payless Shoesource, Inc. *	78,210
5,850	Rent-A-Center, Inc. *	136,539
3,000	Ross Stores, Inc.	84,960
600	Ruddick Corp.	14,508
2,500	Sonic Automotive, Inc.	66,225
3,600	Supervalu, Inc.	113,760
1,800	Talbots, Inc.	47,988
600	Too, Inc. *	18,258
3,900	United Auto Group, Inc.	168,636
3,000	Williams-Sonoma, Inc. *	121,470
		2,456,174
	Services — 8.5%
5,650	Applebee's International, Inc.	130,741
1,350	Applied Industrial Technologies, Inc.	57,753
666	Aqua America, Inc.	19,141
1,500	Banta Corp.	73,065
6,800	BearingPoint, Inc. *	60,588
1,600	Bob Evans Farms, Inc.	46,672
1,400	Bright Horizons Family Solutions, Inc. *	46,914
4,600	Brinker International, Inc.	191,590
900	California Pizza Kitchen, Inc. *	27,054
1,800	Career Education Corp. *	59,112
800	CBRL Group, Inc.	35,544
2,200	Cenveo, Inc. *	30,998
2,500	Darden Restaurants, Inc.	104,850
2,950	Factset Research Systems, Inc.	115,493
3,100	Iron Mountain, Inc. *	135,470
2,900	ITT Educational Services, Inc. *	179,800
2,800	Jack in the Box, Inc. *	112,000
3,600	Krispy Kreme Doughnuts Inc. *	24,300
3,100	Manpower, Inc.	166,284

See accompanying notes to the financial statements.

11

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Services — continued
4,800	Mediacom Communications Corp. *	27,072
2,000	Nash Finch Co.	62,000
1,000	O'Charley's, Inc. *	17,760
3,700	Outback Steakhouse, Inc.	154,697
700	Panera Bread Co.-Class A *	49,602
3,000	Papa John's International, Inc. *	98,700
2,400	Performance Food Group Co. *	70,488
400	Portfolio Recovery Associates, Inc. *	19,564
1,300	Rare Hospitality International, Inc. *	41,600
800	Regis Corp.	30,624
2,300	Ruby Tuesday, Inc.	65,665
1,100	Ryan's Restaurant Group, Inc. *	14,531
2,000	Sabre Holdings Corp.	48,260
4,300	Service Corp. International	34,185
3,400	Sinclair Broadcast Group-Class A	24,446
2,150	Sonic Corp. *	67,962
1,000	Stericycle, Inc. *	60,450
3,800	Valassis Communications, Inc. *	104,690
2,900	World Fuel Services Corp.	87,870
		2,697,535
	Technology — 12.8%
2,100	AAR Corp. *	53,151
1,100	Ade Corp./Mass *	36,388
3,500	ADTRAN, Inc.	96,320
2,500	Advanced Energy Industries, Inc. *	35,800
700	Agilysys, Inc.	10,003
1,000	Alliant Techsystems, Inc. *	76,420
800	Amphenol Corp.-Class A	40,184
900	Ansys, Inc. *	42,678
1,600	Anteon International Corp. *	88,464
1,000	AO Smith Corp.	46,300
5,000	Arrow Electronics, Inc. *	173,950
8,700	Avnet, Inc. *	218,631
4,000	AVX Corp.	66,240

See accompanying notes to the financial statements.

12

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Technology — continued
1,000	Bankrate, Inc. *	36,150
3,900	BEA Systems, Inc. *	44,733
5,000	Bell Microproducts, Inc. *	30,050
800	Black Box Corp.	38,224
5,005	Brightpoint, Inc. *	141,591
6,800	CNET Networks, Inc. *	94,112
900	Computer Programs & Systems, Inc.	41,364
2,200	Concur Technologies, Inc. *	33,352
4,600	Convergys Corp. *	79,902
5,800	Cypress Semiconductor Corp. *	103,008
2,500	Digital Insight Corp. *	82,625
2,800	Distributed Energy Systems Corp. *	26,124
1,900	Electronics for Imaging *	50,958
2,000	Greatbatch, Inc. *	44,220
3,600	Harris Corp.	164,448
13,600	Ingram Micro, Inc.-Class A *	269,008
2,500	Intersil Corp.-Class A	70,850
2,300	JDA Software Group, Inc. *	31,579
1,000	Komag, Inc. *	46,840
6,400	Kopin Corp. *	27,840
2,200	Lightbridge, Inc. *	21,582
2,000	Mantech International Corp.-Class A *	56,200
1,100	Maximus, Inc.	40,161
1,300	Micrel, Inc. *	18,161
500	Micros Systems, Inc. *	21,645
3,400	Microsemi Corp. *	104,550
300	MTS Systems Corp.	11,856
1,400	Neoware Systems, Inc. *	34,342
3,000	Plexus Corp. *	100,680
1,600	Power Integrations, Inc. *	39,728
3,000	QLogic Corp. *	123,420
900	Quality Systems, Inc.	62,298
3,600	Red Hat, Inc. *	96,732
1,700	Silicon Laboratories, Inc. *	81,566

See accompanying notes to the financial statements.

13

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Technology — continued
1,600	SYKES Enterprises, Inc. *	21,312
1,300	Synopsys, Inc. *	28,431
2,300	Syntel, Inc.	39,100
3,900	Tech Data Corp. *	161,967
3,000	Teradyne, Inc. *	50,370
2,000	Transaction Systems Architects, Inc. *	66,720
2,900	Unisys Corp. *	19,372
1,900	United Stationers, Inc. *	94,050
900	Varian Semiconductor Equipment Associates, Inc. *	42,444
400	Websense, Inc. *	24,724
1,600	WESCO International, Inc. *	91,712
8,300	Western Digital Corp. *	184,675
		4,079,305
	Transportation — 2.0%
11,700	AMR Corp. *	293,670
7,700	Continental Airlines, Inc.-Class B *	179,410
1,200	EGL, Inc. *	48,540
6,100	ExpressJet Holdings, Inc. *	45,872
450	Forward Air Corp.	15,966
1,443	US Airways Group, Inc. *	47,749
		631,207
	Utility — 4.8%
2,300	Allegheny Energy, Inc. *	82,248
800	Alliant Energy Corp.	26,480
22,400	Centerpoint Energy, Inc.	290,528
2,000	Centurytel, Inc.	71,960
6,800	CMS Energy Corp. *	95,744
3,100	Duquesne Light Holdings, Inc.	53,785
2,700	Great Plains Energy, Inc.	76,680
500	j2 Global Communications, Inc. *	21,800
1,300	MDU Resources Group, Inc.	45,825
400	National Fuel Gas Co.	12,952

See accompanying notes to the financial statements.

14

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	Utility — continued
2,500	NII Holdings, Inc.-Class B *	128,050
2,400	NSTAR	70,464
1,400	OGE Energy Corp.	40,250
5,300	Pepco Holdings, Inc.	125,981
600	Pinnacle West Capital Corp.	24,630
2,500	Puget Energy, Inc.	53,900
10,700	TECO Energy, Inc.	182,542
3,900	Time Warner Telecom, Inc.-Class A *	49,257
3,700	Ubiquitel, Inc. *	36,149
1,100	Wisconsin Energy Corp.	44,956
		1,534,181
	TOTAL COMMON STOCKS (COST $23,685,777)	31,169,858
	SHORT-TERM INVESTMENT(S) — 0.9%
274,567	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $274,590 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest of $280,058.	274,567
	TOTAL SHORT-TERM INVESTMENT(S) (COST $274,567)	274,567
	TOTAL INVESTMENTS — 98.9% (Cost $23,960,344)	31,444,425
	Other Assets and Liabilities (net) — 1.1%	345,472
	TOTAL NET ASSETS — 100.0%	$31,789,897

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.

15

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $23,960,344) (Note 2)	$31,444,425
Receivable for investments sold	836,648
Dividends and interest receivable	29,277
Receivable for expenses reimbursed by Manager (Note 3)	6,619
Total assets	32,316,969
Liabilities:
Payable for Fund shares repurchased	468,887
Payable to affiliate for (Note 3):
Management fee	13,511
Shareholder service fee	3,685
Trustees and Chief Compliance Officer fees	47
Accrued expenses	40,942
Total liabilities	527,072
Net assets	$31,789,897
Net assets consist of:
Paid-in capital	$26,774,291
Accumulated undistributed net investment income	18,415
Accumulated net realized loss	(2,486,890)
Net unrealized appreciation	7,484,081
$31,789,897
Net assets attributable to:
Class III shares	$31,789,897
Shares outstanding:
Class III	1,666,850
Net asset value per share:
Class III	$19.07

See accompanying notes to the financial statements.

16

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends	$315,435
Interest	10,488
Total investment income	325,923
Expenses:
Management fee (Note 3)	136,089
Shareholder service fee – Class III (Note 3)	37,115
Custodian, fund accounting agent and transfer agent fees	22,592
Audit and tax fees	42,754
Legal fees	441
Trustees fees and related expenses (Note 3)	505
Registration fees	1,129
Miscellaneous	455
Total expenses	241,080
Fees and expenses reimbursed by Manager (Note 3)	(67,100)
Net expenses	173,980
Net investment income (loss)	151,943
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,519,371
Closed futures contracts	(4,929)
Net realized gain (loss)	3,514,442
Change in net unrealized appreciation (depreciation) on investments	(963,742)
Net realized and unrealized gain (loss)	2,550,700
Net increase (decrease) in net assets resulting from operations	$2,702,643

See accompanying notes to the financial statements.

17

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$151,943	$140,011
Net realized gain (loss)	3,514,442	2,855,401
Change in net unrealized appreciation (depreciation)	(963,742)	631,650
Net increase (decrease) in net assets from operations	2,702,643	3,627,062
Distributions to shareholders from:
Net investment income
Class III	(144,604)	(114,932)
Net share transactions (Note 7):
Class III	2,106,548	(960,466)
Purchase premiums (Notes 2 and 7):
Class III	40,000	5,000
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums	2,146,548	(955,466)
Total increase (decrease) in net assets	4,704,587	2,556,664
Net assets:
Beginning of period	27,085,310	24,528,646
End of period (including accumulated undistributed net investment income of $18,415 and $18,995, respectively)	$31,789,897	$27,085,310

See accompanying notes to the financial statements.

18

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$16.94	$14.80	$9.66	$11.76	$10.54
Income (loss) from investment operations:
Net investment income (loss)	0.11 †	0.08 †	0.08	0.11	0.15
Net realized and unrealized gain (loss)	2.13	2.13	5.14	(2.10)	1.23
Total from investment operations	2.24	2.21	5.22	(1.99)	1.38
Less distributions to shareholders:
From net investment income	(0.11)	(0.07)	(0.08)	(0.11)	(0.16)
Total distributions	(0.11)	(0.07)	(0.08)	(0.11)	(0.16)
Net asset value, end of period	$19.07	$16.94	$14.80	$9.66	$11.76
Total Return(a)	13.25%	14.99%	54.21%	(17.00)%	13.25%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$31,790	$27,085	$24,529	$20,723	$37,544
Net expenses to average daily net assets	0.70%	0.70%	0.70%	0.71%	0.70%
Net investment income to average daily net assets	0.61%	0.56%	0.62%	0.90%	1.30%
Portfolio turnover rate	78%	90%	66%	55%	65%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.27%	0.25%	0.31%	0.18%	0.20%
Purchase premiums consisted of the following per share amounts:†	$0.03	— (b)	—	$0.01	— (b)

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums which are borne by the shareholders.

(b)  Purchase premiums were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Tax-Managed Small/Mid Cap Fund (the "Fund") (formerly GMO Tax-Managed Small Companies Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks to maximize after-tax total return through investment in common stocks of small and mid-cap companies principally traded in the U.S. The Fund's benchmark is the Russell 2500 Index (after-tax), which is computed by the Manager by applying the maximum historical applicable individual federal income tax rate to the Russell 2500 Index's dividend yield.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains

20

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of

21

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in

22

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income — $144,604 and $114,932, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $18,415 of undistributed ordinary income.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $505,333, $1,587,943, and $393,614 expiring in 2009, 2010, and 2011, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$23,960,344	$7,874,488	$(390,407)	$7,484,081

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption in-kind transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(7,919)	$(1,437,362)	$1,445,281

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

23

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases of Fund shares was 0.50% of the amount invested. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, it will waive the purchase premium in an amount appropriately equal to the fee with respect to that portion. In addition, the purchase premium charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $40,000 and $5,000 in purchase premiums, respectively. There is no fee for redemptions, reinvested distributions or in-kind transactions.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.55% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $279 and $155, respectively. No remuneration was paid to any other officer of the Trust.

24

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $20,738,953 and $19,070,502, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 69.5% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 1.0% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	413,504	$7,960,000	67,779	$995,000
Shares issued to shareholders in reinvestment of distributions	3,224	56,937	3,237	48,181
Shares repurchased	(348,898)	(5,910,389)	(129,455)	(2,003,647)
Purchase premiums and redemption fees	—	40,000	—	5,000
Net increase (decrease)	67,830	$2,146,548	(58,439)	$(955,466)

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed Small/Mid Cap Fund
(formerly GMO Tax-Managed Small Companies Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small/Mid Cap Fund (formerly GMO Tax-Managed Small Companies Fund) (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

26

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.70%	$1,000.00	$1,055.30	$3.57
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Tax-Managed Small/Mid Cap Fund

(formerly GMO Tax-Managed Small Companies Fund)
(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

For taxable, non-corporate shareholders, 92.22% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $1,037 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee[3].

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003– present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Investment Fund returned +3.8% for the fiscal year ended February 28, 2006, as compared to +3.3% for the Citigroup 3-Month Treasury Bill Index.

The Fund outperformed the benchmark during the fiscal year by 0.5%. This outperformance was attributable to instrument selection. The Fund's duration at fiscal year-end was 0.3 years.

At fiscal year-end, approximately 68% of the Fund was invested in AAA asset-backed securities, 13% in U.S. Treasury notes and cash, 1% in corporate bonds, 10% in U.S. Government-backed bonds, 7% in collateralized bond obligations, and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card, and auto loans as well as commercial/corporate mortgages and receivables. The Fund's exposure to its cash assets is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Short Duration Investment Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	96.7%
Short-Term Investment(s)	2.2
Mutual Fund	0.5
Swaps	0.1
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Futures	0.0
Other	0.5
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	DEBT OBLIGATION(S) — 19.5%
	U.S. Government — 10.8%
3,001,300	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	3,175,281
	U.S. Government Agency — 8.7%
163,333	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.15%, due 10/01/12	162,721
1,051,200	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.15%, due 10/01/12	1,047,258
1,003,657	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 4.49%, due 10/01/11	996,757
50,993	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 5.10%, due 05/01/14	50,642
301,030	Small Business Administration Pool #502320, Variable Rate, Prime - 2.18%, 5.06%, due 08/25/18	301,578
		2,558,956
	TOTAL DEBT OBLIGATION(S) (COST $5,793,608)	5,734,237
	MUTUAL FUNDS — 80.1%
	Affiliated Issuer(s) — 80.1%
918,586	GMO Short-Duration Collateral Fund	23,515,802
9,192	GMO Special Purpose Holding Fund	75,649
	TOTAL MUTUAL FUNDS (COST $23,395,363)	23,591,451
	TOTAL INVESTMENTS — 99.6% (Cost $29,188,971)	29,325,688
	Other Assets and Liabilities (net) — 0.4%	128,579
	TOTAL NET ASSETS — 100.0%	$29,454,267

See accompanying notes to the financial statements.

2

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

See accompanying notes to the financial statements.

3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $5,793,608) (Note 2)	$5,734,237
Investments in affiliated issuers, at value (cost $23,395,363) (Notes 2 and 8)	23,591,451
Cash	98,937
Receivable for investments sold	2,943
Interest receivable	52,459
Receivable for expenses reimbursed by Manager (Note 3)	2,947
Total assets	29,482,974
Liabilities:
Payable to affiliate for (Note 3):
Management fee	1,128
Shareholder service fee	3,387
Trustees and Chief Compliance Officer fees	124
Accrued expenses	24,068
Total liabilities	28,707
Net assets	$29,454,267
Net assets consist of:
Paid-in capital	$34,475,086
Distributions in excess of net investment income	(3,009)
Accumulated net realized loss	(5,154,527)
Net unrealized appreciation	136,717
$29,454,267
Net assets attributable to:
Class III shares	$29,454,267
Shares outstanding:
Class III	3,340,900
Net asset value per share:
Class III	$8.82

See accompanying notes to the financial statements.

4

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$627,527
Interest	314,637
Total investment income	942,164
Expenses:
Management fee (Note 3)	14,671
Shareholder service fee – Class III (Note 3)	44,012
Custodian, fund accounting agent and transfer agent fees	4,701
Audit and tax fees	28,711
Legal fees	591
Trustees fees and related expenses (Note 3)	610
Registration fees	3,901
Miscellaneous	1,753
Total expenses	98,950
Fees and expenses reimbursed by Manager (Note 3)	(39,321)
Net expenses	59,629
Net investment income (loss)	882,535
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	34,529
Realized gains distributions from affiliated issuers (Note 8)	89,029
Net realized gain (loss)	123,558
Change in net unrealized appreciation (depreciation) on investments	86,398
Net realized and unrealized gain (loss)	209,956
Net increase (decrease) in net assets resulting from operations	$1,092,491

See accompanying notes to the financial statements.

5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$882,535	$980,024
Net realized gain (loss)	123,558	(275,265)
Change in net unrealized appreciation (depreciation)	86,398	214,502
Net increase (decrease) in net assets from operations	1,092,491	919,261
Distributions to shareholders from:
Net investment income
Class III	(933,424)	(979,106)
Net share transactions (Note 7):
Class III	(311,728)	(14,488,949)
Total increase (decrease) in net assets	(152,661)	(14,548,794)
Net assets:
Beginning of period	29,606,928	44,155,722
End of period (including distributions in excess of net investment income of $3,009 and accumulated undistributed net investment income of $941, respectively)	$29,454,267	$29,606,928

See accompanying notes to the financial statements.

6

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004		2003	2002
Net asset value, beginning of period	$8.77	$8.75	$8.68		$9.62	$9.92
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.27	0.23	0.12		0.08	0.30
Net realized and unrealized gain (loss)	0.07	(0.01)	0.07		(0.54)	0.07
Total from investment operations	0.34	0.22	0.19		(0.46)	0.37
Less distributions to shareholders:
From net investment income	(0.29)	(0.20)	(0.12)		(0.33)	(0.39)
From net realized gains	—	—	—		(0.15)	(0.28)
Return of capital	—	—	(0.00	)(b)	—	—
Total distributions	(0.29)	(0.20)	(0.12)		(0.48)	(0.67)
Net asset value, end of period	$8.82	$8.77	$8.75		$8.68	$9.62
Total Return(c)	3.83%	2.49%	2.24%		(4.91)%	3.73%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,454	$29,607	$44,156		$55,316	$48,347
Net expenses to average daily net assets(d)	0.20%	0.20%	0.21%		0.21%	0.20%
Net investment income to average daily net assets(a)	3.01%	2.57%	1.36%		0.88%	3.04%
Portfolio turnover rate	17%	101%	4%		43%	91%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.13%	0.10%	0.10%		0.08%	0.12%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  Return of capital was less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Short-Duration Investment Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks to provide current income through direct and indirect investments in high-quality fixed income instruments and other funds of the Trust ("underlying fund(s)") primarily GMO Short-Duration Collateral Fund. The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund or the underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 33.3% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $57,329 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $319,134 (approximately $0.09 per share as of April 18, 2006) in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $933,424 and $979,106, respectively.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,151,233, $708 and $7,530,888 expiring in 2012, 2013 and 2014, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$25,843,678	$3,541,381	$(59,371)	$3,482,010

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$46,939	$(930)	$(46,009)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of Class III of the Fund at the annual rate of 0.15%.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.05% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net (excluding shareholder service fees and interest expense)	Expenses Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.007%	0.000%	0.010%	0.017%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $316 and $268, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$—
Investments (non-U.S. Government securities)	4,927,527	5,215,957

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 49.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 5.0% of the Fund's shares were held by twelve related parties comprised of certain GMO employee accounts, and 19.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	240,607	$2,120,775	3,218,676	$28,316,339
Shares issued to shareholders in reinvestment of distributions	104,071	920,420	110,887	968,904
Shares repurchased	(379,864)	(3,352,923)	(4,997,291)	(43,774,192)
Net increase (decrease)	(35,186)	$(311,728)	(1,667,728)	$(14,488,949)

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$22,935,783	$4,927,527	$4,600,000	$627,527	$—	$23,515,802
GMO Special Purpose Holding Fund	142,566	—	—	—	89,029	75,649	*
Totals	$23,078,349	$4,927,527	$4,600,000	$627,527	$89,029	$23,591,451

*  After the effect of return of capital distributions of $50,673 and $5,302 on April 5, 2005 and February 21, 2006, respectively.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

15

GMO Short Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.23%	$1,000.00	$1,018.90	$1.15
2) Hypothetical		0.23%	$1,000.00	$1,023.65	$1.15

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Year Ended February 28, 2006

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $589,410 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Domestic Bond Fund

(A Series of GMO Trust)
Annual Report
February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Domestic Bond Fund returned +3.0% for the fiscal year ended February 28, 2006, as compared to +2.7% for the Lehman Brothers U.S. Government Index.

The Fund outperformed the benchmark during the fiscal year by 0.3%. At fiscal year-end, in excess of 90% of the Benchmark's return was achieved through total return swaps. The Fund's cash was invested 78% in AAA asset-backed securities; 13% in securities of the U.S. Government, its agencies, and cash; 8% in collateralized debt obligations; and less than 1% in both corporate bonds and non-AAA asset backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card, and auto loans as well as commercial/corporate mortgages and receivables. The Fund's exposure to its cash assets is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Domestic Bond Fund Class III Shares and the Lehman Brothers U.S. Government Index As of February 28, 2006

$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
3.02%
5.52%
6.47%
Class VI
n/a
n/a
7/26/05
0.97%
2/29/96
$5,000,000
$9,360,060
$9,032,865
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Domestic Bond Fund
Lehman Brothers U.S. Government Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class VI shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	96.2%
Short-Term Investment(s)	2.5
Mutual Fund	0.9
Preferred Stocks	0.6
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Futures	0.0
Swaps	(0.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	DEBT OBLIGATION(S) — 8.6%
	Corporate Debt — 0.6%
2,500,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	2,893,475
	U.S. Government — 2.4%
2,339,780	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a) (b)	2,547,070
8,521,207	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	9,015,171
		11,562,241
	U.S. Government Agency — 5.6%
10,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 4.79%, due 02/01/27	9,925,000
4,500,000	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. LIBOR + .30%, 5.24%, due 12/01/14	4,505,625
4,244,853	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 5.50%, due 03/30/19	4,258,118
4,517,500	Agency for International Development Floater (Support of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%, 5.14%, due 06/15/12	4,506,206
4,400,004	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 4.82%, due 01/01/12	4,347,754
		27,542,703
	TOTAL DEBT OBLIGATION(S) (COST $41,703,539)	41,998,419
	PREFERRED STOCKS — 0.6%
	Banking — 0.6%
10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	2,791,760
	TOTAL PREFERRED STOCKS (COST $3,755,855)	2,791,760

See accompanying notes to the financial statements.

2

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	MUTUAL FUNDS — 91.0%
17,191,238	GMO Short-Duration Collateral Fund (c)	440,095,699
1,483	GMO Special Purpose Holding Fund (c)	12,202
1,228,482	Merrimac Cash Series, Premium Class	1,228,482
	TOTAL MUTUAL FUNDS (COST $438,383,730)	441,336,383
	TOTAL INVESTMENTS — 100.2% (Cost $483,843,124)	486,126,562
	Other Assets and Liabilities (net) — (0.2%)	(980,450)
	TOTAL NET ASSETS — 100.0%	$485,146,112

See accompanying notes to the financial statements.

3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
49	U.S. Long Bond	June 2006	$5,541,594	$(9,350)
120	U.S. Treasury Note 10 Yr.	June 2006	12,948,750	(14,483)
				$(23,833)
Sales
223	U.S. Treasury Note 5 Yr.	June 2006	$23,456,813	$(44,768)

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
38,800,000	USD	2/28/2008	JP Morgan Chase Bank	(Pay)	4.01%	3 Month LIBOR	$864,666
170,000,000	USD	2/28/2010	JP Morgan Chase Bank	Receive	4.23%	3 Month LIBOR	(5,425,746)
114,000,000	USD	2/28/2013	JP Morgan Chase Bank	(Pay)	4.49%	3 Month LIBOR	4,111,405
8,500,000	USD	10/24/2013	JP Morgan Chase Bank	(Pay)	4.70%	3 Month LIBOR	200,543
							$(249,132)

See accompanying notes to the financial statements.

4

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
25,000,000	USD	4/28/2006	Lehman Brothers	1 month LIBOR	Return on Lehman
				–0.05%	Brothers U.S.
					Government Index	$(45,789)
177,000,000	USD	5/31/2006	Lehman Brothers	1 month LIBOR – 0.03%	Return on Lehman Brothers U.S. Government Index	(326,844)
75,000,000	USD	6/30/2006	Lehman Brothers	1 month LIBOR – 0.02%	Return on Lehman Brothers U.S. Government Index	(139,056)
175,000,000	USD	7/31/2006	Lehman Brothers	1 month LIBOR – 0.05%	Return on Lehman Brothers U.S. Government Index	(320,525)
						$(832,214)

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

(a)  Index security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(c)  Affiliated issuer (Note 8).

See accompanying notes to the financial statements.

5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $46,687,876) (Note 2)	$46,018,661
Investments in affiliated issuers, at value (cost $437,155,248) (Notes 2 and 8)	440,107,901
Interest receivable	271,611
Receivable for variation margin on open futures contracts (Note 2)	22,365
Receivable for open swap contracts (Note 2)	5,176,614
Receivable for expenses reimbursed by Manager (Note 3)	7,734
Total assets	491,604,886
Liabilities:
Payable to affiliate for (Note 3):
Management fee	37,579
Shareholder service fee	30,202
Trustees and Chief Compliance Officer fees	633
Interest payable for open swap contracts (Note 2)	73,081
Payable for open swap contracts (Note 2)	6,257,960
Accrued expenses	59,319
Total liabilities	6,458,774
Net assets	$485,146,112
Net assets consist of:
Paid-in capital	$487,524,174
Distributions in excess of net investment income	(7,816)
Distributions in excess of net realized gain	(3,503,737)
Net unrealized appreciation	1,133,491
$485,146,112
Net assets attributable to:
Class III shares	$125,187,861
Class VI shares	$359,958,251
Shares outstanding:
Class III	12,764,579
Class VI	36,654,789
Net asset value per share:
Class III	$9.81
Class VI	$9.82

See accompanying notes to the financial statements.

6

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$12,078,216
Interest	1,872,663
Dividends	236,262
Total investment income	14,187,141
Expenses:
Management fee (Note 3)	559,462
Shareholder service fee – Class III (Note 3)	524,123
Shareholder service fee – Class VI (Note 3)	115,526
Custodian, fund accounting agent and transfer agent fees	74,349
Audit and tax fees	46,455
Legal fees	10,590
Trustees fees and related expenses (Note 3)	10,295
Registration fees	4,473
Miscellaneous	10,327
Total expenses	1,355,600
Fees and expenses reimbursed by Manager (Note 3)	(138,450)
Net expenses	1,217,150
Net investment income (loss)	12,969,991
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	5,645,768
Realized gains distributions from affiliated issuers (Note 8)	12,900
Closed futures contracts	8,143,279
Closed swap contracts	(8,722,528)
Net realized gain (loss)	5,079,419
Change in net unrealized appreciation (depreciation) on:
Investments	1,112,039
Open futures contracts	2,362,394
Open swap contracts	1,473,240
Net unrealized gain (loss)	4,947,673
Net realized and unrealized gain (loss)	10,027,092
Net increase (decrease) in net assets resulting from operations	$22,997,083

See accompanying notes to the financial statements.

7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,969,991	$9,069,721
Net realized gain (loss)	5,079,419	12,152,915
Change in net unrealized appreciation (depreciation)	4,947,673	(7,068,364)
Net increase (decrease) in net assets from operations	22,997,083	14,154,272
Distributions to shareholders from:
Net investment income
Class III	(5,417,082)	(10,756,517)
Class VI	(7,425,411)	—
Total distributions from net investment income	(12,842,493)	(10,756,517)
Net realized gains
Class III	(6,661,020)	(17,124,372)
Return of capital
Class III	—	(294,354)
	(19,503,513)	(28,175,243)
Net share transactions (Note 7):
Class III	(618,625,270)	377,044,636
Class VI	363,977,331	—
Increase (decrease) in net assets resulting from net share transactions	(254,647,939)	377,044,636
Total increase (decrease) in net assets	(251,154,369)	363,023,665
Net assets:
Beginning of period	736,300,481	373,276,816
End of period (including distributions in excess of net investment income of $7,816 and $7,296, respectively)	$485,146,112	$736,300,481

See accompanying notes to the financial statements.

8

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005		2004	2003	2002
Net asset value, beginning of period	$9.84	$10.07		$10.08	$9.68	$9.98
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.13	0.16		0.23	0.22	0.41
Net realized and unrealized gain (loss)	0.16	0.04		0.24	0.86	0.22
Total from investment operations	0.29	0.20		0.47	1.08	0.63
Less distributions to shareholders:
From net investment income	(0.16)	(0.16)		(0.20)	(0.27)	(0.50)
From net realized gains	(0.16)	(0.27)		(0.28)	(0.41)	(0.43)
Return of capital	—	(0.00	)(b)	—	—	—
Total distributions	(0.32)	(0.43)		(0.48)	(0.68)	(0.93)
Net asset value, end of period	$9.81	$9.84		$10.07	$10.08	$9.68
Total Return(c)	3.02%	2.02%		4.79%	11.43%	6.62%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$125,188	$736,300		$373,277	$113,223	$155,000
Net expenses to average daily net assets(d)	0.25%	0.25%		0.25%	0.25%	0.25%
Net investment income to average daily net assets(a)	1.30%	1.57%		2.30%	2.23%	4.16%
Portfolio turnover rate	24%	11%		15%	71%	19%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.03%		0.06%	0.05%	0.05%

(a)  Net investment income is affected by timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  Return of capital is less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$9.93
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.24
Net realized and unrealized gain (loss)(b)	(0.14)
Total from investment operations	0.10
Less distributions to shareholders:
From net investment income	(0.21)
Total distributions	(0.21)
Net asset value, end of period	$9.82
Total Return(c)	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$359,958
Net expenses to average daily net assets(d)	0.16	%*
Net investment income to average daily net assets(a)	2.38	%(e)
Portfolio turnover rate	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*

(a)  Net investment income is affected by timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total return would have been lower had certain expenses not been reimbursed during the period shown.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(e)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

See accompanying notes to the financial statements.

10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment in U.S. investment grade securities and by investing in other fund(s) of the Trust ("underlying fund(s)"), primarily GMO Short-Duration Collateral Fund. The Fund's benchmark is the Lehman Brothers U.S. Government Bond Index.

As of February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class VI. Class VI commenced operations on July 26, 2005. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund or the underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 34.0% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $9,247 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $51,475 in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures or securities. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future or security transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future or security may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future or security underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation,

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of February 28, 2006, the Fund did not enter into any loan agreements.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $12,842,493 and $19,993,585, respectively, long-term capital gains – $6,661,020 and $7,887,304, respectively and returns of capital – $0 and $294,534, respectively.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital losses of $3,814,789.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$483,608,489	$3,732,196	$(1,214,123)	$2,518,073

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Distributions in Excess of Net Realized Gains	Paid-in Capital
$(128,018)	$(107,836)	$235,854

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.10% of the average daily net assets.

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund incurs fees and expenses indirectly as a shareholder of the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.003%	0.000%	0.012%	0.015%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $5,434 and $3,065, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,279,702	$2,242,765
Investments (non-U.S. Government securities)	131,178,216	387,730,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 72.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, less than 0.1% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts, and 88.5% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	6,195,721	$61,645,760	35,887,871	$358,929,046
Shares issued to shareholders in reinvestment of distributions	1,168,276	11,658,232	2,835,823	27,861,769
Shares repurchased	(69,417,895)	(691,929,262)	(979,771)	(9,746,179)
Net increase (decrease)	(62,053,898)	$(618,625,270)	37,743,923	$377,044,636
	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Class VI:	Shares	Amount
Shares sold	35,958,245	$357,126,330
Shares issued to shareholders in reinvestment of distributions	755,089	7,425,412
Shares repurchased	(58,545)	(574,411)
Net increase (decrease)	36,654,789	$363,977,331

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$689,586,013	$131,178,216	$387,730,000	$12,078,216	$—	$440,095,699
GMO Special Purpose Holding Fund	22,996	—	—	—	$12,900	12,202	*
Totals	$689,609,009	$131,178,216	$387,730,000	$12,078,216	$12,900	$440,107,901

*  After the effect of return of capital distributions of $8,173 and $2,311 on April 5, 2005 and February 21, 2006, respectively.

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

21

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.27%	$1,000.00	$997.20	$1.34
2) Hypothetical	0.27%	$1,000.00	$1,023.46	$1.35
Class VI
1) Actual	0.18%	$1,000.00	$997.60	$0.89
2) Hypothetical	0.18%	$1,000.00	$1,023.90	$0.90

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $6,661,020 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $4,324,894 and $2,997,775, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed U.S. Equities Fund returned +7.5% for the fiscal year ended February 28, 2006, as compared to +8.4% for the S&P 500. On an after-tax basis, the Fund returned +7.2% compared to the benchmark's +8.2% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The Fund's underperformance for the fiscal year is primarily attributed to sector selection. An overweight in automotive stocks was the primary detractor, as these companies faltered during the latter half of the year. The Fund benefited from an overweight in utilities, and underweights in services, food and beverage, and manufacturing. Underweights in technology and machinery, which outpaced the market, detracted from returns.

Stock selection had mixed results for the fiscal year. Selection within healthcare stocks was quite strong, with selections including UnitedHealth Group and McKesson adding to returns. Selections within technology, including Dell and Intel, were disappointments. Gains from positive selections within retail and oil and gas stocks were balanced by losses from weaker selections within financial services and construction.

For the fiscal year, valuation-based stock selection strategies underperformed, as the strategies' explicit credit to companies with strong financial quality (high, stable profitability and low debt) put the portfolio at odds with a market environment in which low quality stocks once again posted the highest returns. The momentum-based strategy finished the period on par with the benchmark.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.1%
Short-Term Investment(s)	1.8
Other	0.1
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	22.5%
Financial	15.9
Retail Stores	14.7
Technology	14.3
Utility	10.0
Oil & Gas	6.4
Consumer Goods	5.8
Food & Beverage	2.4
Services	2.4
Construction	1.6
Automotive	1.2
Transportation	1.1
Machinery	1.0
Primary Process Industry	0.4
Manufacturing	0.3
100.0%

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 98.1%
	Automotive — 1.2%
43,469	Ford Motor Co.	346,448
100	Genuine Parts Co.	4,452
10,200	Harley-Davidson, Inc.	535,602
3,400	Johnson Controls, Inc.	242,318
4,800	Paccar, Inc.	335,376
		1,464,196
	Construction — 1.6%
5,700	Centex Corp.	385,377
14,033	D.R. Horton, Inc.	478,666
1,000	Fluor Corp.	86,300
6,300	KB Home	422,289
3,100	Lennar Corp.-Class A	185,566
100	NVR, Inc. *	75,300
5,400	Pulte Homes, Inc.	207,414
1,700	Ryland Group, Inc.	118,575
		1,959,487
	Consumer Goods — 5.7%
64,200	Altria Group, Inc.	4,615,980
1,700	Black & Decker Corp.	145,486
4,000	Colgate-Palmolive Co.	217,920
16,200	Eastman Kodak Co.	454,410
5,500	Jones Apparel Group, Inc.	159,060
8,400	Liz Claiborne, Inc.	302,652
9,100	Mattel Co.	153,335
4,600	Mohawk Industries, Inc. *	397,946
5,500	Whirlpool Corp.	493,845
		6,940,634

See accompanying notes to the financial statements.

2

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — 15.6%
21,900	Aflac, Inc.	1,012,875
400	Allstate Corp. (The)	21,912
4,950	AMBAC Financial Group, Inc.	371,993
18,600	American International Group, Inc.	1,234,296
7,200	AON Corp.	285,192
27,108	Bank of America Corp.	1,242,902
7,900	BB&T Corp.	312,287
1,600	Capital One Financial Corp.	140,160
36,400	Charles Schwab Corp. (The)	590,044
2,100	Chubb Corp.	201,075
20,700	Citigroup, Inc.	959,859
2,700	Comerica, Inc.	154,764
3,100	E*Trade Financial Corp. *	79,298
3,900	Equifax, Inc.	142,896
900	Erie Indemnity Co.-Class A	47,763
40,000	Fannie Mae	2,187,200
8,057	Fidelity National Financial, Inc.	304,232
1,812	Fidelity National Title Group, Inc.-Class A	42,944
1,400	First American Corp.	59,024
4,700	Franklin Resources, Inc.	482,596
6,800	Freddie Mac	458,252
1,600	Goldman Sachs Group, Inc.	226,064
1,700	Hartford Financial Services Group, Inc.	140,046
1,300	Jefferson Pilot Corp.	78,325
10	JPMorgan Chase & Co.	411
2,400	Legg Mason, Inc.	313,416
3,900	Lehman Brothers Holdings, Inc.	569,205
6,000	Lincoln National Corp.	340,620
4,700	Loews Corp.	433,622
9,400	Marsh & McLennan Cos., Inc.	290,554
3,500	MBIA, Inc.	205,590
3,200	Metlife, Inc.	160,384
6,300	MGIC Investment Corp.	401,625
12,900	National City Corp.	448,920

See accompanying notes to the financial statements.

3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — continued
11,187	Old Republic International Corp.	238,171
6,600	PMI Group (The), Inc.	285,780
5,300	PNC Financial Services Group, Inc.	372,855
1,200	Principal Financial Group	58,464
6,100	Progressive Corp. (The)	655,445
5,400	Prudential Financial, Inc.	416,016
3,000	Radian Group, Inc.	170,250
11,600	St. Paul Travelers Cos. (The), Inc.	498,568
4,500	State Street Corp.	281,160
4,200	TD Ameritrade Holding Corp.	91,392
4,800	Torchmark Corp.	262,416
13,000	UnumProvident Corp.	268,970
31,245	Washington Mutual, Inc.	1,334,162
		18,873,995
	Food & Beverage — 2.3%
7,900	Archer-Daniels-Midland Co.	250,588
36,800	Coca-Cola Co. (The)	1,544,496
5,700	Dean Foods Co. *	213,579
1,700	General Mills Co.	83,725
4,500	PepsiCo, Inc.	265,995
15,600	Sara Lee Corp.	275,652
14,200	Tyson Foods, Inc.-Class A	192,126
		2,826,161
	Health Care — 22.0%
15,700	Abbott Laboratories	693,626
17,800	Aetna, Inc.	907,800
2,400	Allergan, Inc.	259,824
23,200	AmerisourceBergen Corp.	1,066,968
33,200	Bristol-Myers Squibb Co.	766,920
14,300	Cardinal Health, Inc.	1,038,180
8,500	Cigna Corp.	1,043,375
9,700	Express Scripts, Inc. *	846,519

See accompanying notes to the financial statements.

4

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — continued
13,700	Forest Laboratories, Inc. *	628,830
7,400	Genentech, Inc. *	634,106
6,300	HCA, Inc.	301,770
4,200	Health Net, Inc. *	201,390
4,100	Humana, Inc. *	211,847
53,200	Johnson & Johnson	3,066,980
4,800	Lincare Holdings, Inc. *	196,320
25,800	McKesson Corp.	1,396,554
5,500	Medco Health Solutions, Inc. *	306,460
4,200	Medtronic, Inc.	226,590
74,500	Merck & Co., Inc.	2,597,070
192,730	Pfizer, Inc.	5,047,599
1,000	St. Jude Medical, Inc. *	45,600
56,100	UnitedHealth Group, Inc.	3,266,703
6,478	WellPoint, Inc. *	497,446
30,100	Wyeth	1,498,980
		26,747,457
	Machinery — 1.0%
1,900	Baker Hughes, Inc.	129,143
14,400	Caterpillar, Inc.	1,052,352
		1,181,495
	Manufacturing — 0.3%
1,300	American Standard Cos., Inc.	51,454
2,000	ITT Industries, Inc.	105,000
3,100	United Technologies Corp.	181,350
		337,804
	Oil & Gas — 6.3%
600	Amerada Hess Corp.	82,986
7,600	Anadarko Petroleum Corp.	753,616
3,100	Apache Corp.	207,452
10,500	Burlington Resources, Inc.	946,890

See accompanying notes to the financial statements.

5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Oil & Gas — continued
26,500	ConocoPhillips	1,615,440
11,000	Devon Energy Corp.	644,930
1,900	EOG Resources, Inc.	128,060
22,600	Exxon Mobil Corp.	1,341,762
5,600	Marathon Oil Corp.	395,360
300	Murphy Oil Corp.	14,061
10,900	Occidental Petroleum Corp.	997,786
3,400	Patterson-UTI Energy, Inc.	93,670
4,800	Sunoco, Inc.	355,680
1,800	Valero Energy Corp.	96,822
		7,674,515
	Primary Process Industry — 0.4%
1,800	Air Products & Chemicals, Inc.	115,488
1,900	Dow Chemical Co.	81,757
2,100	Nucor Corp.	180,705
1,400	PPG Industries, Inc.	84,882
		462,832
	Retail Stores — 14.4%
4,400	Advance Auto Parts *	181,940
17,900	Albertson's, Inc.	455,376
14,400	Autonation, Inc. *	301,104
4,500	Autozone, Inc. *	435,060
17,200	Bed Bath & Beyond, Inc. *	619,888
2,800	Best Buy, Inc.	150,808
6,300	Chico's FAS, Inc. *	296,415
4,000	Costco Wholesale Corp.	205,120
7,500	CVS Corp.	212,475
13,900	Dollar General Corp.	242,138
5,100	Federated Department Stores, Inc.	362,304
108,600	Home Depot, Inc.	4,577,490
36,500	Kroger Co. (The) *	731,460
46,200	Lowe's Cos., Inc.	3,149,916

See accompanying notes to the financial statements.

6

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Retail Stores — continued
9,700	Nordstrom, Inc.	368,600
14,100	Office Depot, Inc. *	503,088
7,100	Ross Stores, Inc.	201,072
29,700	Safeway, Inc.	722,007
4,900	Staples, Inc.	120,246
9,700	Supervalu, Inc.	306,520
3,000	Target Corp.	163,200
2,200	Tiffany & Co.	81,686
10,900	TJX Cos., Inc.	266,941
37,000	Walgreen Co.	1,659,820
26,000	Wal-Mart Stores, Inc.	1,179,360
600	Whole Foods Market, Inc.	38,328
		17,532,362
	Services — 2.4%
6,100	Brinker International, Inc.	254,065
12,000	Darden Restaurants, Inc.	503,280
2,700	Gannett Co., Inc.	167,832
8,500	Interpublic Group of Cos., Inc. *	88,060
5,500	Marriott International, Inc.-Class A	376,200
1,000	McDonald's Corp.	34,910
3,200	MGM Mirage *	118,304
2,200	Moody's Corp.	147,400
2,300	Omnicom Group	183,586
4,600	Starbucks Corp. *	167,072
12,600	Sysco Corp.	379,134
5,200	Wendy's International, Inc.	301,080
3,100	Yum! Brands, Inc.	147,870
		2,868,793
	Technology — 14.0%
13,300	Adobe Systems, Inc.	513,646
6,300	Affiliated Computer Services, Inc.-Class A *	396,396
4,300	Agilent Technologies, Inc. *	154,800

See accompanying notes to the financial statements.

7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Technology — continued
9,700	American Power Conversion Corp.	198,171
1,700	Applera Corp.-Applied Biosystems Group	48,059
8,200	Autodesk, Inc.	308,730
2,200	Avnet, Inc. *	55,286
2,700	Boeing Co.	196,263
22,300	Corning, Inc. *	544,343
52,700	Dell, Inc. *	1,528,300
3,100	Diebold, Inc.	124,000
11,400	EMC Corp. *	159,828
23,100	First Data Corp.	1,042,503
4,600	Fiserv, Inc. *	190,900
1,700	General Dynamics Corp.	209,559
2,800	Goodrich Corp.	117,152
1,200	Google, Inc.-Class A *	435,144
2,300	Harris Corp.	105,064
100,900	Hewlett-Packard Co.	3,310,529
121,500	Intel Corp.	2,502,900
5,600	Intuit, Inc. *	272,048
2,300	Jabil Circuit, Inc. *	87,055
9,000	Lockheed Martin Corp.	655,830
1,000	Microchip Technology, Inc.	35,200
32,600	Motorola, Inc.	697,640
5,000	National Semiconductor Corp.	140,250
1,900	NCR Corp. *	76,171
3,400	Nvidia Corp. *	160,242
26,400	Oracle Corp. *	327,888
400	Pitney Bowes, Inc.	17,096
5,400	Qualcomm, Inc.	254,934
4,100	Rockwell Automation, Inc.	279,497
4,400	Rockwell Collins, Inc.	233,860
4,100	SanDisk Corp. *	247,394
41,600	Texas Instruments, Inc.	1,241,760
2,300	W.W. Grainger, Inc.	170,292
		17,038,730

See accompanying notes to the financial statements.

8

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Transportation — 1.1%
9,500	Burlington Northern Santa Fe Corp.	747,080
4,000	C.H. Robinson Worldwide, Inc.	179,280
500	FedEx Corp.	53,620
1,700	JB Hunt Transport Services, Inc.	40,222
3,100	Union Pacific Corp.	274,505
		1,294,707
	Utility — 9.8%
17,800	AES Corp. (The) *	307,940
9,700	Alltel Corp.	612,555
9,500	American Electric Power Co., Inc.	346,750
116,763	AT&T, Inc.	3,221,491
22,900	BellSouth Corp.	723,182
9,700	Centerpoint Energy, Inc.	125,809
1,400	Centurytel, Inc.	50,372
2,700	Constellation Energy Group, Inc.	158,598
7,900	Duke Energy Corp.	224,360
4,300	Edison International	190,748
12,000	El Paso Corp.	156,960
9,400	Exelon Corp.	536,834
4,400	FirstEnergy Corp.	224,752
5,600	FPL Group, Inc.	234,808
5,400	Kinder Morgan, Inc.	501,012
6,100	Nextel Partners, Inc.-Class A *	171,166
2,400	NII Holdings, Inc.-Class B *	122,928
300	Progress Energy, Inc.	13,314
1,800	Public Service Enterprise Group, Inc.	124,902
1,600	Questar Corp.	117,200
3,300	TXU Corp.	172,887
105,442	Verizon Communications, Inc.	3,553,395
800	Xcel Energy, Inc.	14,848
		11,906,811
	TOTAL COMMON STOCKS (COST $108,411,405)	119,109,979

See accompanying notes to the financial statements.

9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — 1.8%
2,151,882	Citigroup Global Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $2,152,062 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $2,194,920.	2,151,882
	TOTAL SHORT-TERM INVESTMENT(S) (COST $2,151,882)	2,151,882
	TOTAL INVESTMENTS — 99.9% (Cost $110,563,287)	121,261,861
	Other Assets and Liabilities (net) — 0.1%	77,493
	TOTAL NET ASSETS — 100.0%	$121,339,354

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.

10

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $110,563,287) (Note 2)	$121,261,861
Dividends and interest receivable	158,025
Receivable for expenses reimbursed by Manager (Note 3)	6,103
Total assets	121,425,989
Liabilities:
Payable to affiliate for (Note 3):
Management fee	30,624
Shareholder service fee	13,920
Trustees and Chief Compliance Officer fees	141
Accrued expenses	41,950
Total liabilities	86,635
Net assets	$121,339,354
Net assets consist of:
Paid-in capital	$114,889,089
Accumulated undistributed net investment income	215,608
Accumulated net realized loss	(4,463,917)
Net unrealized appreciation	10,698,574
$121,339,354
Net assets attributable to:
Class III shares	$121,339,354
Shares outstanding:
Class III	9,458,131
Net asset value per share:
Class III	$12.83

See accompanying notes to the financial statements.

11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends	$1,902,988
Interest	41,429
Total investment income	1,944,417
Expenses:
Management fee (Note 3)	301,431
Shareholder service fee – Class III (Note 3)	137,014
Custodian, fund accounting agent and transfer agent fees	25,755
Audit and tax fees	43,626
Legal fees	1,410
Trustees fees and related expenses (Note 3)	1,688
Registration fees	1,398
Miscellaneous	1,578
Total expenses	513,900
Fees and expenses reimbursed by Manager (Note 3)	(72,985)
Net expenses	440,915
Net investment income (loss)	1,503,502
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,538,684
Closed futures contracts	1,989
Net realized gain (loss)	2,540,673
Change in net unrealized appreciation (depreciation) on investments	2,939,967
Net realized and unrealized gain (loss)	5,480,640
Net increase (decrease) in net assets resulting from operations	$6,984,142

See accompanying notes to the financial statements.

12

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,503,502	$1,308,839
Net realized gain (loss)	2,540,673	7,043,189
Change in net unrealized appreciation (depreciation)	2,939,967	(1,829,315)
Net increase (decrease) in net assets from operations	6,984,142	6,522,713
Distributions to shareholders from:
Net investment income
Class III	(1,452,459)	(1,236,900)
Net share transactions (Note 7):
Class III	34,433,458	14,061,792
Total increase (decrease) in net assets	39,965,141	19,347,605
Net assets:
Beginning of period	81,374,213	62,026,608
End of period (including accumulated undistributed net investment income of $215,608 and $168,428, respectively)	$121,339,354	$81,374,213

See accompanying notes to the financial statements.

13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005		2004	2003	2002
Net asset value, beginning of period	$12.14	$11.58		$8.62	$11.24	$12.08
Income (loss) from investment operations:
Net investment income (loss)†	0.20	0.16		0.14	0.14	0.16
Net realized and unrealized gain (loss)	0.69	0.54		2.96	(2.64)	(0.86)
Total from investment operations	0.89	0.70		3.10	(2.50)	(0.70)
Less distributions to shareholders:
From net investment income	(0.20)	(0.14)		(0.14)	(0.12)	(0.14)
Total distributions	(0.20)	(0.14)		(0.14)	(0.12)	(0.14)
Net asset value, end of period	$12.83	$12.14		$11.58	$8.62	$11.24
Total Return(a)	7.46%	6.12	%(b)	36.21%	(22.33)%	(5.78)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$121,339	$81,374		$62,027	$40,347	$27,495
Net expenses to average daily net assets	0.48%	0.48%		0.48%	0.49%	0.48%
Net investment income to average daily net assets	1.65%	1.39%		1.34%	1.41%	1.36%
Portfolio turnover rate	62%	87%		70%	63%	45%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%	0.08%		0.13%	0.16%	0.36%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)  The effect of losses in the amount of $15,989 resulting from compliance violations and the Manager's reimbursement of such losses had no effect on total return.

See accompanying notes to the financial statements.

14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Tax-Managed U.S. Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high after-tax total return primarily through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index (after-tax), which is computed by the Manager by applying the maximum historical applicable individual federal tax rate to the S&P 500 Index's dividend yield and to its estimated short-term and long-term realized capital gains (losses) (arising from changes in the constituents of the S&P 500 Index).

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets

15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $1,452,459 and $1,236,900, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $215,608 of undistributed ordinary income.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $2,626,902 and $1,837,015 expiring in 2011 and 2012, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$110,563,287	$13,140,092	$(2,441,518)	$10,698,574

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption in-kind transactions. Net gains resulting from in-kind transactions were $850,888. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,863)	$(847,025)	$850,888

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $939 and $552, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $88,392,150 and $56,239,384, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be

19

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related party

As of February 28, 2006, 70.9% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 2.4% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,129,868	$39,103,839	3,788,864	$43,065,447
Shares issued to shareholders in reinvestment of distributions	72,670	886,419	48,491	557,513
Shares repurchased	(447,033)	(5,556,800)	(2,488,925)	(29,561,168)
Net increase (decrease)	2,755,505	$34,433,458	1,348,430	$14,061,792

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

21

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,054.80	$2.45
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

For taxable, non-corporate shareholders, 97.94% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $8,960 or if determined to be different, the qualified interest income of such year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003– present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed International Equities Fund returned +20.0% for the fiscal year ended February 28, 2006, as compared to +17.4% for the MSCI EAFE Index. On an after-tax basis, the Fund returned +19.6% compared to the benchmark's +16.3% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country selection was a moderate positive factor for the year. The portfolio's allocation to emerging equities continued to add to relative performance, as emerging equities outpaced developed international equities for yet another year. The portfolio also benefited from overweights in resource-heavy Norway and Canada. An underweight in Switzerland, which posted strong returns for the fiscal year, worked against the portfolio.

Sector selection was also a positive factor for the fiscal year. An underweight in telecommunication services was the primary positive factor, as these stocks suffered during the year. An underweight in financial services stocks was a moderate detractor for the period.

Stock selection was the primary contributor to performance for the year, as the portfolio benefited from strong selection within both the developed and emerging markets. The momentum-based stock selection strategy posted the year's strongest results. The quality-adjusted value strategy posted negative relative returns, but was balanced by positive relative returns by the intrinsic value stock selection strategy.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed International Equities Fund Class III Shares and the MSCI EAFE Index as of February 28, 2006

$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
$10,848,820
$7,405,450
7/29/98
$5,000,000
GMO Tax-Managed International Equities Fund*
MSCI EAFE Index*

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III			**7/29/98**
	20.04%	14.28%	10.74%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.1%
Preferred Stocks	1.1
Debt Obligation(s)	0.1
Futures	0.0
Swaps	0.0
Short-Term Investment(s)	0.6
Other	2.1
100.0%
Industry Sector Summary	% of Investments*
Financials	25.8%
Consumer Discretionary	14.2
Energy	11.7
Health Care	11.4
Industrials	8.9
Materials	8.9
Consumer Staples	6.4
Utilities	6.0
Information Technology	3.9
Telecommunication Services	2.8
100.0%

*  The table excludes short-term investment(s).

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary	% of Investments*
Japan	25.9%
United Kingdom	21.1
Germany	8.6
France	8.0
Netherlands	6.1
Switzerland	4.5
Italy	3.1
Finland	2.8
Australia	2.3
Norway	1.6
Canada	1.6
South Korea	1.5
Belgium	1.5
Spain	1.4
Sweden	1.3
Taiwan	1.1
Austria	1.1
Brazil	1.1
Singapore	0.9
Hong Kong	0.8
Ireland	0.8
China	0.6
Russia	0.5
Mexico	0.5
South Africa	0.4
Denmark	0.2
Greece	0.2
Israel	0.2
United States	0.1
Thailand	0.1
Turkey	0.1
Malaysia	0.0
India	0.0
Poland	0.0
Philippines	0.0
100.0%

*  The table excludes short-term investment(s).

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)

	COMMON STOCKS — 96.1%
	Australia — 2.2%
84,857	Australia and New Zealand Banking Group Ltd	1,613,913
127,516	BHP Billiton Ltd	2,294,557
104,004	Boral Ltd	675,029
45,208	Commonwealth Bank of Australia	1,500,734
156,685	General Property Trust Units	481,549
30,192	Macquarie Bank Ltd	1,428,090
135,109	National Australia Bank Ltd	3,667,110
85,756	Rinker Group Ltd	1,126,626
130,965	Santos Ltd	1,100,774
437,095	Telstra Corp Ltd	1,243,779
49,785	Woodside Petroleum Ltd	1,494,462
141,450	Woolworths Ltd	1,926,440
		18,553,063
	Austria — 1.1%
5,938	Boehler Uddeholm (Bearer)	1,113,981
5,929	Flughafen Wien AG	478,181
444	Lenzing AG	97,956
87,050	OMV AG	5,398,775
14,945	Voestalpine AG	1,741,846
		8,830,739
	Belgium — 1.5%
6,470	Colruyt SA	932,065
18,354	Delhaize Group	1,224,420
115,924	Dexia	2,879,099
147,719	Fortis	5,261,937
40,452	UCB SA	1,916,071
		12,213,592

See accompanying notes to the financial statements.

3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Brazil — 0.4%
8,719	Banco do Brasil SA	225,787
40,800	Companhia de Concessoes Rodoviarias	385,232
8,000	Compania Vale do Rio Doce	393,501
7,992,200	Electrobras (Centro)	169,328
35,400	Petroleo Brasileiro SA (Petrobras)	810,191
3,200	Petroleo Brasileiro SA (Petrobras) ADR	280,128
7,600	Unibanco-Uniao de Bancos Brasileiros SA GDR	668,420
		2,932,587
	Canada — 1.5%
86,664	Canadian Natural Resources	4,734,892
41,864	EnCana Corp	1,731,363
15,700	National Bank of Canada	895,209
71,200	Petro - Canada	3,261,623
24,500	Royal Bank of Canada	2,047,182
		12,670,269
	China — 0.6%
114,000	Aluminum Corp of China Ltd	116,172
340,000	Bank of Communications Co Ltd 144A *	203,928
888,000	China Construction Bank Class H 144A *	414,932
168,000	China Life Insurance Co Ltd *	190,550
234,000	China Mobile Ltd	1,130,604
1,310,000	China Petroleum & Chemical Corp Class H	779,374
6,300	China Telecom Corp Ltd ADR	231,147
288,300	China Telecom Corp Ltd Class H	105,351
526,000	CNOOC Ltd	435,905
1,108,000	PetroChina Co Ltd Class H	1,077,536
		4,685,499
	Denmark — 0.2%
210	AP Moller - Maersk A/S Class B	1,924,749

See accompanying notes to the financial statements.

4

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Finland — 2.8%
86,600	Fortum Oyj	2,095,120
23,000	Kemira Oyj	398,053
60,900	Metso Oyj	2,244,104
523,550	Nokia Oyj	9,742,200
25,300	Orion-Yhtymae Oyj	544,918
70,750	Rautaruukki Oyj	2,384,229
208,062	Sampo Oyj Class A	4,170,140
28,500	Yit Yhtymae Oyj	1,446,024
		23,024,788
	France — 7.8%
110,301	Arcelor	4,030,544
55,125	Axa	1,949,125
116,949	BNP Paribas	10,823,267
4,173	Bongrain SA	264,693
33,351	Business Objects SA *	1,237,825
24,046	Carrefour SA	1,193,689
5,024	Chargeurs International SA	120,519
36,812	Cie de Saint-Gobain	2,455,875
693	Elf Gabon	534,739
2,228	Esso S.A.F.	473,713
21,176	L'Oreal SA	1,872,321
21,643	LVMH Moet Hennessy Louis Vuitton SA	1,966,012
86,816	Peugeot SA	5,061,146
46,569	Renault SA	4,474,957
57,493	Sanofi-Aventis	4,894,105
20,533	Schneider Electric SA	2,098,121
21,654	Societe Generale	3,066,506
16,784	Suez Lyon des Eaux VVPR Strip *	200
16,784	Suez SA Class B	615,338
70,941	Total SA	17,841,574
		64,974,269

See accompanying notes to the financial statements.

5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — 8.0%
10,784	Adidas-Salomon AG	2,107,494
22,500	Allianz AG (Registered)	3,633,865
33,857	Altana AG	1,818,357
22,888	Bayer AG	923,183
93,052	Bayerische Motoren Werke AG	4,473,431
67,000	Commerzbank AG	2,448,069
78,072	DaimlerChrysler AG (Registered)	4,338,273
36,500	Deutsche Bank AG (Registered)	4,038,060
24,100	Deutsche Boerse AG	3,027,561
71,870	E. On AG	7,970,973
12,000	IWKA AG	323,090
36,900	MAN AG	2,328,399
30,200	Merck KGaA	3,024,299
35,800	Muenchener Rueckversicherungs AG (Registered)	4,860,022
30,800	RWE AG	2,648,459
28,028	Salzgitter AG	1,904,544
40,800	Schering AG	2,926,359
51,761	Suedzucker AG	1,367,546
197,886	ThyssenKrupp AG	5,012,590
124,500	TUI AG	2,458,890
71,671	Volkswagen AG	5,019,242
		66,652,706
	Greece — 0.2%
31,935	National Bank of Greece SA	1,640,542
	Hong Kong — 0.8%
168,000	Cheung Kong Holdings Ltd	1,761,002
320,400	CLP Holdings Ltd	1,831,829
320,000	Hang Lung Group Co Ltd	704,723
425,500	Hong Kong Electric Holdings Ltd	1,959,300
		6,256,854

See accompanying notes to the financial statements.

6

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	India — 0.0%
10,400	Reliance Industries Ltd GDR 144A	331,760
	Ireland — 0.7%
84,208	Anglo Irish Bank Corp	1,380,696
88,246	Bank of Ireland	1,569,913
89,154	CRH Plc	2,924,403
79,446	Greencore Group	325,633
		6,200,645
	Israel — 0.2%
71,000	Bank Hapoalim B.M.	324,935
11,000	Check Point Software Technologies Ltd *	233,860
24,100	Teva Pharmaceutical Industries ADR	1,011,959
		1,570,754
	Italy — 2.9%
222,250	Banca Intesa SPA - Di RISP	1,222,002
333,754	Banca Monte dei Paschi di Siena SPA	1,726,310
83,500	Banca Popolare di Milano	1,055,426
222,000	Capitalia SPA	1,676,798
482,760	ENI SPA	13,801,195
166,303	Fiat SPA *	1,800,287
58,812	Mediobanca SPA	1,229,992
69,931	Sanpaolo IMI SPA	1,234,073
		23,746,083
	Japan — 25.2%
16,270	Acom Co Ltd	997,264
92,400	Aeon Co Ltd	2,204,375
153,000	AIOI Insurance Co Ltd	1,129,091
52,000	Chiyoda Corp	1,253,736
131,900	Chubu Electric Power Co Inc	3,496,280
25,200	Chugoku Electric Power Co Inc	545,828
182,000	Cosmo Oil Co Ltd	925,327

See accompanying notes to the financial statements.

7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
62,350	Daiei Inc *	1,720,113
127,941	Daiichi Sankyo Co Ltd *	2,641,605
181,000	Daikyo Inc *	952,741
28,400	Daito Trust Construction Co Ltd	1,329,925
72,000	Daiwa Securities Co Ltd	854,795
72,800	Eisai Co Ltd	3,366,807
28,300	Fanuc Ltd	2,386,397
322,000	Fuji Heavy Industries Ltd	1,744,816
268,000	Furukawa Electric Co Ltd *	2,091,341
713,000	Haseko Corp *	2,484,391
212,500	Honda Motor Co Ltd	12,412,187
57,000	Hoya Corp	2,261,427
47,000	Ibiden Co Ltd	2,202,395
675,000	Ishikawajima-Harima Heavy Industries Co Ltd *	2,046,903
426,000	Isuzu Motors Ltd	1,466,910
595,000	Itochu Corp	4,945,354
66,000	JACCS Co Ltd	652,090
158,000	Japan Steel Works Ltd	977,547
187	Japan Tobacco Inc	3,212,715
58,000	Kamigumi Co Ltd	442,627
34,000	Kandenko Co	244,860
93,700	Kansai Electric Power Co Inc	2,180,382
100,000	Kao Corp	2,716,246
658,000	Kobe Steel Ltd	2,500,583
193,000	Komatsu Ltd	3,422,774
36,000	Kyudenko Corp	227,294
74,300	Kyushu Electric Power Co Inc	1,792,244
566,000	Marubeni Corp	2,807,176
93,000	Matsushita Electric Industrial Co Ltd	1,955,736
473,000	Mazda Motor Corp	2,690,077
312,400	Mitsubishi Corp	7,248,037
100,000	Mitsubishi Estate Co Ltd	2,108,880
173,000	Mitsubishi Heavy Industries	812,540
1,219,000	Mitsubishi Motors Corp *	2,520,726

See accompanying notes to the financial statements.

8

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
288	Mitsubishi Tokyo Financial Group Inc	4,276,037
162,000	Mitsui & Co	2,216,398
158,000	Mitsui OSK Lines Ltd	1,152,050
308,284	Mitsui Trust Holding Inc	4,519,980
670	Mizuho Financial Group Inc	5,340,716
47,000	Nagase & Co	600,540
76,000	Nikon Corp	1,292,482
43,000	Nippon Corp	339,225
146,000	Nippon Shinpan Co Ltd	1,401,332
499,000	Nippon Steel Corp	1,988,675
904	Nippon Telegraph & Telephone Corp	3,903,399
228,000	Nippon Yusen KK	1,483,190
107,000	Nissan Chemical Industries Ltd	1,760,687
710,700	Nissan Motor Co	8,158,649
78,100	Nisshin Seifun Group Inc	792,704
37,400	Nitto Denko Corp	3,209,500
381	NTT Data Corp	1,761,562
845	NTT Docomo Inc	1,250,227
21,000	Ono Pharmaceutical Co Ltd	939,256
13,100	ORIX Corp	3,448,845
22,700	Promise Co Ltd	1,369,865
1,663	Resona Holdings Inc *	5,864,086
78,000	Ricoh Company Ltd	1,444,197
13,800	Ryosan Co	376,456
22,500	Secom Co	1,116,379
192,000	Shimizu Corp	1,347,788
24,700	Shin-Etsu Chemical Co Ltd	1,315,100
11,600	Shinko Electric Industries	849,622
9,400	SMC Corp	1,327,865
49,300	Softbank Corp.	1,507,548
213,000	Sumitomo Heavy Industries Ltd	1,904,901
886,000	Sumitomo Metal Industries Ltd	3,933,366
259,000	Taiheiyo Cement Co Ltd	1,114,452
63,000	Taisho Pharmaceutical Co Ltd	1,333,568

See accompanying notes to the financial statements.

9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
313,900	Takeda Pharmaceutical Co Ltd	17,485,631
79,800	Tohoku Electric Power Co Inc	1,805,671
87,000	Tokuyama Corp	1,297,992
68,400	Tokyo Electric Power Co Inc	1,846,412
127,000	Tokyu Land Corp	1,107,740
108,000	TonenGeneral Sekiyu KK	1,079,433
174,300	Toyota Motor Corp	9,291,488
451,000	Ube Industries Ltd	1,330,770
150,000	Urban Corp	2,197,880
23,900	Yamada Denki Co Ltd	2,560,521
73,000	Yaskawa Electric Corp *	795,063
		209,411,790
	Malaysia — 0.0%
49,000	Malakoff Berhad	115,908
54,700	Maxis Communications Berhad	128,033
55,120	MISC Berhad	143,790
		387,731
	Mexico — 0.5%
19,000	America Movil SA de CV Class L ADR	659,870
195,320	Cemex SA de CV CPO	1,209,026
51,000	Fomento Economico Mexicano SA de CV	440,621
86,000	Grupo Financiero Banorte SA de CV	209,848
120,000	Grupo Mexico SA Class B	307,589
44,000	Grupo Televisa SA (Participating Certificates)	174,782
30,500	Telefonos de Mexico SA de CV Class L ADR	682,895
70,000	Wal-Mart de Mexico SA de CV Class V	199,943
		3,884,574
	Netherlands — 5.9%
491,287	ABN Amro Holdings NV	14,316,479
370,837	Aegon NV	6,115,265
43,981	Akzo Nobel NV	2,232,721

See accompanying notes to the financial statements.

10

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Netherlands — continued
5,579	Boskalis Westminster NV	353,382
45,860	DSM NV	1,907,262
2,671	Gamma Holdings NV	119,370
60,607	Heineken NV	2,282,112
532,822	ING Groep NV	20,026,626
2,252	Koninklijke Ten Cate	253,312
19,535	Koninklijke Wessanen NV	307,302
19,206	Van Ommeren Vopak NV	611,112
7,608	Wereldhave NV	811,066
		49,336,009
	Norway — 1.6%
40,860	DnB NOR ASA	495,761
21,304	Frontline Ltd	819,737
45,861	Norsk Hydro ASA	5,371,837
61,600	Orkla ASA	2,685,012
138,865	Statoil ASA	3,556,162
		12,928,509
	Philippines — 0.0%
4,240	Philippine Long Distance Telephone	145,548
	Poland — 0.0%
9,300	Polski Koncern Naftowy Orlen SA	171,029
	Russia — 0.5%
6,400	JSC Mining & Smelting Co ADR	569,600
26,700	Lukoil ADR	2,136,000
5,000	Mobile Telesystems ADR	180,350
5,300	OAO Gazprom ADR	448,380
5,600	Polyus Gold Co ZAO ADR *	201,600
6,900	Unified Energy Systems GDR	475,755
		4,011,685

See accompanying notes to the financial statements.

11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Singapore — 0.9%
529,000	Capitaland Ltd	1,362,750
304,000	DBS Group Holdings Ltd	3,057,612
53,500	Fraser & Neave Ltd	627,126
130,000	Keppel Corp Ltd	1,117,231
610,380	Singapore Telecommunications	978,489
		7,143,208
	South Africa — 0.4%
43,900	AVI Ltd	118,964
119,696	FirstRand Ltd	360,840
3,000	Impala Platinum Holdings Ltd	509,369
6,492	Imperial Holdings Ltd *	162,414
9,219	Nedcor Ltd	177,946
13,600	Remgro Ltd	285,243
99,300	Sanlam Ltd	257,058
12,100	Sasol Ltd	414,362
29,995	Standard Bank Group Ltd	382,940
60,300	Steinhoff International Holdings	197,358
10,300	Telkom SA Ltd	270,997
9,480	Tiger Brands Ltd	234,994
		3,372,485
	South Korea — 1.5%
24	Dong-A Pharm	1,692
7,500	Dongkuk Steel Mill	145,518
2,660	GS Engineering & Construction Corp	144,452
14,428	Hana Financial Group Inc	616,645
8,400	Hanjin Shipping	196,629
2,200	Honam Petrochemical Co	129,152
12,200	Hynix Semiconductor Inc *	411,541
6,150	Hyundai Development Co	279,104
4,800	Hyundai Mobis	403,569
9,600	Hyundai Motor Co	815,901
700	KCC Corporation	139,437
13,500	KIA Motors Corp	289,826

See accompanying notes to the financial statements.

12

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	South Korea — continued
12,200	Kookmin Bank	924,726
17,200	Korea Electric Power Corp	733,958
600	Korea Express Co Ltd *	49,814
13,800	KT Corp ADR	281,796
7,900	KT Freetel Co Ltd	210,169
7,300	KT&G Corp	432,749
4,600	LG Chemicals Ltd	230,808
23,800	LG Corp	826,770
3,200	LG Electronics Inc	262,773
3,490	Samsung Electronics Co Ltd	2,446,748
2,700	Samsung SDI Co Ltd	238,572
14,000	Shinhan Financial Group Co Ltd	546,956
600	Shinsegae Co Ltd	284,345
8,300	SK Corp	511,430
700	SK Telecom Co Ltd	145,465
13,900	SK Telecom Co Ltd ADR	335,685
10,200	Woori Finance Holdings Co Ltd	200,363
		12,236,593
	Spain — 1.4%
37,706	ACS Actividades de Construccion y Servicios SA	1,406,181
64,911	Endesa SA	2,173,561
148,722	Iberdrola SA	4,690,707
114,883	Repsol YPF SA	3,211,155
		11,481,604
	Sweden — 1.2%
67,900	Electrolux AB	1,877,944
53,150	Hennes & Mauritz AB Class B	1,936,638
21,200	Holmen AB Class B	822,422
58,800	Nordea AB	664,651
130,100	Skanska AB Class B	2,094,574
87,000	Swedish Match AB	1,164,998
156,300	Tele2 AB Class B	1,686,954
		10,248,181

See accompanying notes to the financial statements.

13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Switzerland — 4.3%
227,028	ABB Ltd *	2,720,166
6,497	Bobst Group AG (Registered)	277,408
57,600	Credit Suisse Group	3,190,187
257	Movenpick Holdings (Bearer) *	63,671
22,360	Nestle SA (Registered)	6,573,922
80,668	Roche Holding AG (Non Voting)	11,918,450
2,548	Swisscom AG (Registered)	765,192
1,603	Valora Holding AG *	325,739
43,238	Zurich Financial Services AG *	10,210,384
		36,045,119
	Taiwan — 1.1%
135,940	Acer Inc	300,796
173,800	Asustek Computer Inc	489,814
363,580	AU Optronics Corp	580,900
249,000	Chi Mei Optoelectronics Corp	376,589
307,000	China Bills Finance Corp	100,061
632,000	China Development Financial Holding Corp *	241,989
492,000	Chunghwa Picture Tubes Ltd	127,768
177,000	Chunghwa Telecom Co Ltd	322,238
264,259	Compal Electronics Inc	245,803
83,547	Delta Electronics Inc	198,881
266,760	Far Eastern Textile Co Ltd	196,338
119,000	Far Eastone Telecommunications Co Ltd	145,610
231,000	Formosa Chemicals & Fibre Co	363,158
85,452	Formosa Petrochemical Corp	152,500
288,850	Formosa Plastics Corp	457,077
18,640	High Tech Computer Corp	399,278
136,334	Hon Hai Precision Industry Co Ltd	862,076
220,604	Lite-On Technology Corp	297,300
585,000	Mega Financial Holdings Co Ltd	443,737
261,000	Powerchip Semiconductor Corp	158,687
151,200	Quanta Computer Inc	230,320
93,400	Realtek Semiconductor Corp	102,413

See accompanying notes to the financial statements.

14

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Taiwan — continued
206,099	Shin Kong Financial Holdings	178,155
156,000	Siliconware Precision Industries Co	197,729
396,390	Taishin Financial Holdings Co Ltd	240,824
287,000	Taiwan Cellular Corp	264,840
687,545	Taiwan Semiconductor Manufacturing Co Ltd	1,273,992
5,432	Taiwan Semiconductor Manufacturing Co Ltd ADR	52,853
167,159	Wan Hai Lines Ltd	102,702
		9,104,428
	Thailand — 0.1%
22,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	13,294
107,950	Kasikornbank Pcl NVDR (a)	183,840
51,000	Ptt Pcl (Foreign Registered) (a)	324,886
		522,020
	Turkey — 0.1%
40,928	Akbank TAS	414,310
	United Kingdom — 20.5%
54,716	Alliance & Leicester Plc	1,025,719
77,806	Anglo American Plc	2,898,483
309,600	AstraZeneca Plc	14,298,202
316,479	Aviva Plc	4,378,800
274,355	BAE Systems Plc	2,019,549
74,552	Barclays Plc	873,228
210,891	Barratt Developments Plc	3,820,463
226,977	BBA Group Plc	1,065,742
68,876	Berkeley Group Holdings Plc *	1,345,509
91,471	BG Group Plc	1,071,384
138,731	BHP Billiton Plc	2,331,469
128,174	Boots Group Plc	1,593,887
432,894	BP Plc	4,788,698
152,830	British American Tobacco Plc	3,641,184
2,022,113	BT Group Plc	7,293,318

See accompanying notes to the financial statements.

15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
271,490	Cadbury Schweppes Plc	2,757,936
940,196	Centrica Plc	4,789,270
654,853	DSG International Plc	1,974,692
100,042	Gallaher Group Plc	1,550,188
938,431	GlaxoSmithKline Plc	23,835,225
131,350	GUS Plc	2,417,137
149,232	Hanson Plc	1,821,800
503,763	HBOS Plc	9,381,631
164,980	Imperial Tobacco Group Plc	4,961,761
26,429	Inchcape Plc	1,115,771
323,002	J Sainsbury Plc	1,813,616
87,537	Kelda Group Plc	1,222,462
402,607	Kingfisher Plc	1,610,307
552,310	Lloyds TSB Group Plc	5,365,253
92,250	Next Plc	2,668,179
312,802	Northern Foods Plc	755,376
236,740	Rio Tinto Plc	11,141,494
1,126,088	Royal & Sun Alliance Insurance Group	2,567,655
213,654	Royal Bank of Scotland Group	7,146,498
327,792	Royal Dutch Shell Group Class A	9,882,107
97,023	Royal Dutch Shell Plc B Shares	3,050,451
153,945	Scottish & Southern Energy Plc	3,100,622
206,775	Scottish Power Plc	2,115,145
145,230	Tate & Lyle Plc	1,522,858
440,156	Taylor Woodrow Plc	3,207,983
30,187	Whitbread Plc	560,487
347,714	Wimpey (George) Plc	3,371,178
81,137	Wolseley Plc	2,012,809
		170,165,526
	TOTAL COMMON STOCKS (COST $600,004,261)	797,219,248

See accompanying notes to the financial statements.

16

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	PREFERRED STOCKS — 1.1%
	Brazil — 0.7%
21,700	Banco Bradesco SA 3.66%	895,182
18,950	Banco Itau Holding Financeira SA 2.79%	613,075
6,477,900	Companhia Energetica de Minas Gerais 4.11%	332,513
17,919,400	Companhia Paranaense de Energia 2.89%	196,620
9,000	Companhia Vale do Rio Doce Class A 0.36%	383,141
9,364,000	Electrobras (Centro) SA Class B 8.09%	205,713
4,800	Empresa Brasileira de Aeronautica (Embraer) SA ADR 2.72%	190,800
9,900	Gerdau Metalurgica SA 4.62	277,256
120,754	Investimentos Itau SA 4.28%	526,006
859,307	Net Servicos de Comunicacoa SA *	457,272
70,224	Petroleo Brasileiro SA (Petrobras) 0.44%	1,479,879
		5,557,457
	Germany — 0.3%
7,491	RWE AG 2.70%	589,793
20,411	Villeroy & Boch AG (Non Voting) 5.64%	318,569
40,841	Volkswagen AG 2.82%	2,104,530
		3,012,892
	Italy — 0.1%
348,897	Compagnia Assicuratrice Unipol 5.02%	913,527
	TOTAL PREFERRED STOCKS (COST $4,623,638)	9,483,876
	DEBT OBLIGATION(S) — 0.1%
	United States — 0.1%
798,113	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (b)	844,410
	TOTAL DEBT OBLIGATION(S) (COST $844,138)	844,410

See accompanying notes to the financial statements.

17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — 0.6%
4,400,000	Bank of Montreal Time Deposit, 4.64%, due 03/01/06	4,400,000
300,000	U.S. Treasury Bill, 4.64%, due 08/24/06 (c) (d)	293,404
	TOTAL SHORT-TERM INVESTMENT(S) (COST $4,693,371)	4,693,404
	TOTAL INVESTMENTS — 97.9% (Cost $610,165,408)	812,240,938
	Other Assets and Liabilities (net) — 2.1%	17,341,934
	TOTAL NET ASSETS — 100.0%	$829,582,872

See accompanying notes to the financial statements.

18

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
8	CAC 40	March 2006	$477,173	$3,888
3	DAX	March 2006	518,921	32,401
13	FTSE 100	March 2006	1,314,496	19,907
2	IBEX 35	March 2006	280,609	7,723
9	OMXS 30	March 2006	113,058	(279)
1	S&P/MIB	March 2006	224,788	8,387
4	SPI 200	March 2006	365,607	10,678
3	TOPIX	March 2006	429,701	21,122
				$103,827

As of February 28, 2006, the Fund has sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Swap Agreements

Total Return Swaps
Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
451,825	USD	2/2/2007	Deutsche Bank	1 month LIBOR + 0.55%	Gazprom	$2,423
372,775	USD	2/2/2007	Deutsche Bank	1 month LIBOR + 0.55%	Gazprom	2,000
						$4,423

See accompanying notes to the financial statements.

19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover collateral requirements on financial futures contracts and open swap contracts (Note 2).

As of February 28, 2006, 92.8% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

20

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $610,165,408) (Note 2)	$812,240,938
Cash	80,587
Foreign currency, at value (cost $16,094,133) (Note 2)	16,062,807
Receivable for investments sold	74,657
Receivable for Fund shares sold	28,754
Dividends and interest receivable	1,463,629
Foreign taxes receivable	247,999
Receivable for open swap contracts (Note 2)	4,423
Receivable for expenses reimbursed by Manager (Note 3)	59,868
Total assets	830,263,662
Liabilities:
Payable for investments purchased	22,582
Payable for Fund shares repurchased	10,255
Payable to affiliate for (Note 3):
Management fee	342,327
Shareholder service fee	95,091
Trustees and Chief Compliance Officer fees	1,123
Payable for variation margin on open futures contracts (Note 2)	47,455
Accrued expenses	161,957
Total liabilities	680,790
Net assets	$829,582,872
Net assets consist of:
Paid-in capital	$607,556,736
Distributions in excess of net investment income	(343,423)
Accumulated net realized gain	20,213,424
Net unrealized appreciation	202,156,135
$829,582,872
Net assets attributable to:
Class III shares	$829,582,872
Shares outstanding:
Class III	45,311,704
Net asset value per share:
Class III	$18.31

See accompanying notes to the financial statements.

21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $1,595,758)	$17,620,965
Interest	606,777
Total investment income	18,227,742
Expenses:
Management fee (Note 3)	3,524,660
Shareholder service fee – Class III (Note 3)	979,072
Custodian and fund accounting agent fees	554,775
Transfer agent fees	29,119
Audit and tax fees	55,921
Legal fees	10,041
Trustees fees and related expenses (Note 3)	11,973
Registration fees	18,798
Miscellaneous	16,728
Total expenses	5,201,087
Fees and expenses reimbursed by Manager (Note 3)	(677,234)
Net expenses	4,523,853
Net investment income (loss)	13,703,889
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $1,261) (Note 2)	36,102,975
Closed futures contracts	1,715,877
Foreign currency, forward contracts and foreign currency related transactions	(1,620,809)
Net realized gain (loss)	36,198,043
Change in net unrealized appreciation (depreciation) on:
Investments	80,252,435
Open futures contracts	99,642
Open swap contracts	4,423
Foreign currency, forward contracts and foreign currency related transactions	(188,252)
Net unrealized gain (loss)	80,168,248
Net realized and unrealized gain (loss)	116,366,291
Net increase (decrease) in net assets resulting from operations	$130,070,180

See accompanying notes to the financial statements.

22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,703,889	$7,528,584
Net realized gain (loss)	36,198,043	7,597,234
Change in net unrealized appreciation (depreciation)	80,168,248	78,977,448
Net increase (decrease) in net assets from operations	130,070,180	94,103,266
Distributions to shareholders from:
Net investment income
Class III	(12,608,317)	(8,725,523)
Net realized gains
Class III	(11,477,247)	—
	(24,085,564)	(8,725,523)
Net share transactions (Note 7):
Class III	163,686,368	183,173,856
Total increase (decrease) in net assets	269,670,984	268,551,599
Net assets:
Beginning of period	559,911,888	291,360,289
End of period (including distributions in excess of net investment income of $343,423 and $809,833, respectively)	$829,582,872	$559,911,888

See accompanying notes to the financial statements.

23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$15.78	$13.19	$8.73	$9.70	$10.79
Income (loss) from investment operations:
Net investment income (loss)†	0.35	0.26	0.21	0.19	0.25
Net realized and unrealized gain (loss)	2.77	2.61	4.55	(0.90)	(1.03)
Total from investment operations	3.12	2.87	4.76	(0.71)	(0.78)
Less distributions to shareholders:
From net investment income	(0.31)	(0.28)	(0.30)	(0.26)	(0.31)
From net realized gains	(0.28)	—	—	—	—
Total distributions	(0.59)	(0.28)	(0.30)	(0.26)	(0.31)
Net asset value, end of period	$18.31	$15.78	$13.19	$8.73	$9.70
Total Return(a)	20.04%	21.94%	54.99%	(7.47)%	(7.16)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$829,583	$559,912	$291,360	$94,709	$75,287
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.70%	0.69%
Net investment income to average daily net assets	2.10%	1.91%	1.87%	1.98%	2.49%
Portfolio turnover rate	39%	44%	36%	48%	50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.10%	0.16%	0.26%	0.45%	0.41%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high after-tax total return primarily through investment in non-U.S. equity securities. The Fund's benchmark is the MSCI EAFE Index (after-tax). The Fund's benchmark is computed by the Manager by applying the maximum historical applicable individual federal tax rate to the MSCI EAFE Index's dividend yield and to its estimated short-term and long-term realized capital gains and losses (arising from changes in the constituents of the MSCI EAFE Index).

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed Securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

price of the security or index underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. During the year ended February 28, 2006, the Fund incurred $1,261 in CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005,

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the tax basis of distributions paid were as follows: ordinary income – $12,608,317 and $8,725,523, respectively and long-term capital gains – $11,477,247 and $0, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $5,020,105 and $17,808,612 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$613,122,335	$202,405,916	$(3,287,313)	$199,118,603

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(629,162)	$629,162	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and the independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $7,218 and $4,324, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $425,610,594 and $246,833,352, respectively.

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 21.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 2.8% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts, and 0.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,270,432	$188,430,360	14,350,468	$197,448,337
Shares issued to shareholders in reinvestment of distributions	924,678	15,871,319	229,800	3,400,258
Shares repurchased	(2,369,116)	(40,615,311)	(1,191,283)	(17,674,739)
Net increase	9,825,994	$163,686,368	13,388,985	$183,173,856

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

33

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.69%	$1,000.00	$1,151.20	$3.68
2) Hypothetical		0.69%	$1,000.00	$1,021.37	$3.46

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year ended February 28, 2006

The Fund's distributions to shareholders include $11,477,247 from long-term capital gains.

During the year ended February 28, 2006, the Fund paid foreign taxes of $1,595,758 and recognized foreign source income of $19,214,414.

For taxable, non-corporate shareholders, 96.77% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $123,069 or if determined to be different, the qualified interest income of such year.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Quality Equity Fund returned +5.3% for the fiscal year ended February 28, 2006, as compared to +8.4% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underformance for the fiscal year is primarily due to the fact that high quality stocks lagged their low quality stock brethren by a substantial margin. For example, the return of GMO's 200-stock High Quality Universe, from which we make selections for this fund, gained 3.6%, while the universe of very low quality, or 'junk' stocks, returned over 18% for the twelve month period.

At the broad sector level, performance was hindered for the fiscal year. While there were some modest gains made from GMO's underweighting in oil & gas and manufacturing, these gains were negated by the overweighting in retail and autos, along with underweighting financials.

Versus the S&P 500, stock selection was disappointing for the period as well. While selections in health care and retail were very strong, selections in technology wiped out these gains.

The Fund uses one investment tool – price to intrinsic value – to make selections from the quality-only large cap universe.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV shares may vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.2%
Short-Term Investment(s)	5.0
Futures	0.0
Other	0.8
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	32.6%
Retail Stores	24.7
Utility	15.1
Food & Beverage	10.1
Technology	4.2
Consumer Goods	4.1
Oil & Gas	4.1
Automotive	2.1
Financial	1.8
Services	1.2
100.0%

1

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
COMMON STOCKS — 94.2%

	Automotive — 1.9%
28,200	Genuine Parts Co.	1,255,464
1,129,600	Harley-Davidson, Inc.	59,315,296
		60,570,760
	Consumer Goods — 3.9%
573,100	Colgate-Palmolive Co.	31,222,488
193,400	Kimberly Clark Corp.	11,445,412
258,700	Liz Claiborne, Inc.	9,320,961
1,006,800	Procter & Gamble Co.	60,337,524
160,100	VF Corp.	8,773,480
		121,099,865
	Financial — 1.7%
346,100	Brown & Brown, Inc.	10,822,547
69,500	Chubb Corp.	6,654,625
189,800	First American Corp.	8,001,968
34,000	Jefferson Pilot Corp.	2,048,500
245,900	Progressive Corp. (The)	26,421,955
		53,949,595
	Food & Beverage — 9.6%
184,100	Anheuser Busch Cos., Inc.	7,647,514
43,700	Brown-Forman Corp.-Class B	3,074,732
4,638,500	Coca-Cola Co. (The)	194,677,845
153,900	HJ Heinz Co.	5,828,193
1,081,000	PepsiCo, Inc.	63,897,910
1,258,000	Sara Lee Corp.	22,228,860
		297,355,054
	Health Care — 30.7%
13,100	Cigna Corp.	1,608,025
908,800	Forest Laboratories, Inc. *	41,713,920

See accompanying notes to the financial statements.

2

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — continued
2,632,300	Johnson & Johnson	151,752,095
6,000	Lincare Holdings, Inc. *	245,400
222,000	McKesson Corp.	12,016,860
5,550,100	Merck & Co., Inc.	193,476,486
7,773,100	Pfizer, Inc.	203,577,489
3,435,000	UnitedHealth Group, Inc.	200,020,050
3,022,400	Wyeth	150,515,520
		954,925,845
	Oil & Gas — 3.8%
2,016,900	Exxon Mobil Corp.	119,743,353
	Retail Stores — 23.3%
9,100	Abercrombie & Fitch Co.-Class A	612,612
203,300	Bed Bath & Beyond, Inc. *	7,326,932
525,000	Best Buy, Inc.	28,276,500
5,040,900	Home Depot, Inc.	212,473,935
1,481,000	Kroger Co. *	29,679,240
3,125,400	Lowe's Cos., Inc.	213,089,772
634,000	Supervalu, Inc.	20,034,400
3,354,500	Walgreen Co.	150,482,870
1,399,700	Wal-Mart Stores, Inc.	63,490,392
		725,466,653
	Services — 1.1%
131,000	Darden Restaurants, Inc.	5,494,140
580,400	McDonald's Corp.	20,261,764
88,700	Moody's Corp.	5,942,900
106,100	Starbucks Corp. *	3,853,552
		35,552,356
	Technology — 4.0%
308,800	Affiliated Computer Services, Inc.-Class A *	19,429,696
424,400	Dell, Inc. *	12,307,600

See accompanying notes to the financial statements.

3

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	Technology — continued
190,600	First Data Corp.	8,601,778
201,100	Fiserv, Inc. *	8,345,650
20,300	Intuit, Inc. *	986,174
1,609,200	Microsoft Corp.	43,287,480
708,300	Pitney Bowes, Inc.	30,272,742
		123,231,120
	Utility — 14.2%
1,224,400	Alltel Corp.	77,320,860
6,602,700	AT&T Inc.	182,168,493
1,451,000	BellSouth Corp.	45,822,580
4,079,800	Verizon Communications, Inc.	137,489,260
		442,801,193
	TOTAL COMMON STOCKS (COST $2,800,225,653)	2,934,695,794
	SHORT-TERM INVESTMENT(S) — 5.0%
148,513,341	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $148,525,758 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $151,483,608.	148,513,341
6,300,000	U.S. Treasury Bill, 3.81%, due 03/23/06 (a) (b)	6,285,658
	TOTAL SHORT-TERM INVESTMENT(S) (COST $154,798,999)	154,798,999
	TOTAL INVESTMENTS — 99.2% (Cost $2,955,024,652)	3,089,494,793
	Other Assets and Liabilities (net) — 0.8%	24,010,094
	TOTAL NET ASSETS — 100.0%	$3,113,504,887

See accompanying notes to the financial statements.

4

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
65	S&P 500	March 2006	$20,839,000	$239,401

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Rate shown represents yield-to-maturity.

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

See accompanying notes to the financial statements.

5

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $2,955,024,652) (Note 2)	$3,089,494,793
Receivable for investments sold	11,186,589
Receivable for Fund shares sold	9,000,000
Dividends and interest receivable	5,736,255
Receivable for expenses reimbursed by Manager (Note 3)	113,722
Total assets	3,115,531,359
Liabilities:
Payable for Fund shares repurchased	495,902
Payable to affiliate for (Note 3):
Management fee	775,057
Shareholder service fee	285,951
Trustees and Chief Compliance Officer fees	6,955
Payable for variation margin on open futures contracts (Note 2)	188,500
Accrued expenses	274,107
Total liabilities	2,026,472
Net assets	$3,113,504,887
Net assets consist of:
Paid-in capital	$2,967,837,222
Accumulated undistributed net investment income	11,716,758
Distributions in excess of net realized gain	(758,635)
Net unrealized appreciation	134,709,542
$3,113,504,887
Net assets attributable to:
Class III shares	$1,108,087,674
Class IV shares	$2,005,417,213
Shares outstanding:
Class III	53,245,835
Class IV	96,312,160
Net asset value per share:
Class III	$20.81
Class IV	$20.82

See accompanying notes to the financial statements.

6

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends	$40,539,090
Interest	3,368,517
Total investment income	43,907,607
Expenses:
Management fee (Note 3)	7,026,992
Shareholder service fee – Class III (Note 3)	1,160,240
Shareholder service fee – Class IV (Note 3)	1,423,693
Custodian, fund accounting agent and transfer agent fees	253,325
Audit and tax fees	29,962
Legal fees	35,365
Trustees fees and related expenses (Note 3)	36,147
Registration fees	169,968
Miscellaneous	37,874
Total expenses	10,173,566
Fees and expenses reimbursed by Manager (Note 3)	(504,337)
Net expenses	9,669,229
Net investment income (loss)	34,238,378
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(1,009,468)
Closed futures contracts	3,221,891
Net realized gain (loss)	2,212,423
Change in net unrealized appreciation (depreciation) on:
Investments	119,913,386
Open futures contracts	182,468
Net unrealized gain (loss)	120,095,854
Net realized and unrealized gain (loss)	122,308,277
Net increase (decrease) in net assets resulting from operations	$156,546,655

See accompanying notes to the financial statements.

7

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$34,238,378	$14,725,475
Net realized gain (loss)	2,212,423	762,866
Change in net unrealized appreciation (depreciation)	120,095,854	15,109,205
Net increase (decrease) in net assets from operations	156,546,655	30,597,546
Distributions to shareholders from:
Net investment income
Class III	(8,981,477)	(3,766,730)
Class IV	(15,500,649)	(9,021,810)
Total distributions from net investment income	(24,482,126)	(12,788,540)
Net realized gains
Class III	(1,546,552)	—
Class IV	(2,159,897)	—
Total distributions from net realized gains	(3,706,449)	—
	(28,188,575)	(12,788,540)
Net share transactions (Note 7):
Class III	593,814,070	437,911,989
Class IV	988,898,698	789,912,468
Increase (decrease) in net assets resulting from net share transactions	1,582,712,768	1,227,824,457
Total increase (decrease) in net assets	1,711,070,848	1,245,633,463
Net assets:
Beginning of period	1,402,434,039	156,800,576
End of period (including accumulated undistributed net investment income of $11,716,758 and $1,960,506, respectively)	$3,113,504,887	$1,402,434,039

See accompanying notes to the financial statements.

8

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004(a)
Net asset value, beginning of period	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.32	0.39	0.01
Net realized and unrealized gain (loss)	0.72	(0.05)	(0.08)
Total from investment operations	1.04	0.34	(0.07)
Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	—
From net realized gains	(0.04)	—	—
Total distributions	(0.26)	(0.24)	—
Net asset value, end of period	$20.81	$20.03	$19.93
Total Return(b)	5.28%	1.72%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,108,088	$463,848	$18,966
Net expenses to average daily net assets	0.48%	0.48%	0.47	%*
Net investment income to average daily net assets	1.58%	1.98%	1.22	%*
Portfolio turnover rate	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

9

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004(a)
Net asset value, beginning of period	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.32	0.38	0.01
Net realized and unrealized gain (loss)	0.74	(0.03)	(0.08)
Total from investment operations	1.06	0.35	(0.07)
Less distributions to shareholders:
From net investment income	(0.23)	(0.25)	—
From net realized gains	(0.04)	—	—
Total distributions	(0.27)	(0.25)	—
Net asset value, end of period	$20.82	$20.03	$19.93
Total Return(b)	5.37%	1.75%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,005,417	$938,586	$137,835
Net expenses to average daily net assets	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.62%	1.92%	0.99	%*
Portfolio turnover rate	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

10

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO U.S. Quality Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return primarily through investment in U.S. equity securities. The Fund's benchmark is the S&P 500 Index.

Throughout the year ended February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Fund's prospectus.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument

11

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements

12

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in

13

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $27,076,640 and $12,788,540, respectively and long-term capital gains – $1,111,935 and $0, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $14,340,831 and $848,051 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,959,016,011	$160,662,594	$(30,183,812)	$130,478,782

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

14

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $22,759 and $16,542, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $2,494,902,630 and $1,042,253,328, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 22.4% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

15

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 0.2% of the Fund's shares were held by nine related parties, comprised of certain GMO employee accounts, and 56.2% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	43,846,709	$874,138,746	23,897,887	$471,705,564
Shares issued to shareholders in reinvestment of distributions	457,932	9,093,758	140,086	2,814,184
Shares repurchased	(14,220,768)	(289,418,434)	(1,827,592)	(36,607,759)
Net increase (decrease)	30,083,873	$593,814,070	22,210,381	$437,911,989
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	49,970,954	$999,519,390	39,507,112	$781,349,114
Shares issued to shareholders in reinvestment of distributions	843,645	16,747,719	449,463	9,021,810
Shares repurchased	(1,350,936)	(27,368,411)	(23,078)	(458,456)
Net increase (decrease)	49,463,663	$988,898,698	39,933,497	$789,912,468

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Quality Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Quality Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

17

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,053.00	$2.44
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$1,053.20	$2.24
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $1,111,935 from long-term capital gains.

For taxable, non-corporate shareholders, 94.27% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 99.69% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $1,512,156 or if determined to be different, the qualified interest income of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Tobacco-Free Core Fund returned +5.4% for the fiscal year ended February 28, 2006, as compared to +8.4% for the S&P 500. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Sector selection detracted from the portfolio's relative performance for the fiscal year. Underweight positions in manufacturing and services, and an overweight position in utility provided the bulk of positive performance. Meanwhile, an overweight position in automotive proved costly.

The portfolio's underperformance for the period is primarily attributed to stock selection, and, more specifically, picks made among technology issues. Some positive performance came from selections made in health care and retail store securities.

For the year, the portfolio's valuation stock selection strategies detracted from overall performance, while price momentum provided a positive impact for the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.0%
Short-Term Investment(s)	11.6
Futures	0.0
Other	(8.6)
100.0%
Industry Sector Summary	% of Equity Investments
Health Care	23.0%
Financial	16.7
Technology	15.4
Retail Stores	14.0
Utility	9.6
Oil & Gas	5.7
Services	3.1
Food & Beverage	2.7
Construction	2.5
Consumer Goods	2.3
Automotive	2.0
Machinery	1.3
Transportation	1.1
Manufacturing	0.4
Primary Process Industry	0.2
100.0%

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 97.0%
	Automotive — 2.0%
225,093	Ford Motor Co. (a)	1,793,991
10,313	General Motors Corp. (a)	209,457
3,500	Genuine Parts Co.	155,820
50,400	Harley-Davidson, Inc. (a)	2,646,504
22,800	Johnson Controls, Inc.	1,624,956
12,800	Paccar, Inc.	894,336
		7,325,064
	Construction — 2.4%
26,000	Centex Corp.	1,757,860
45,000	D.R. Horton, Inc.	1,534,950
5,200	Fluor Corp.	448,760
24,400	KB Home	1,635,532
23,200	Lennar Corp.-Class A	1,388,752
300	NVR, Inc. * (a)	225,900
39,200	Pulte Homes, Inc.	1,505,672
3,300	Ryland Group, Inc.	230,175
2,100	Vulcan Materials Co.	165,900
		8,893,501
	Consumer Goods — 2.3%
3,000	Black & Decker Corp.	256,740
12,900	Colgate-Palmolive Co.	702,792
70,300	Eastman Kodak Co. (a)	1,971,915
25,700	Jones Apparel Group, Inc.	743,244
30,000	Liz Claiborne, Inc. (a)	1,080,900
15,700	Mattel Co.	264,545
19,500	Mohawk Industries, Inc. *	1,686,945
6,200	Newell Rubbermaid, Inc.	154,194
17,400	Whirlpool Corp.	1,562,346
		8,423,621

See accompanying notes to the financial statements.

2

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — 16.2%
89,100	Aflac, Inc.	4,120,875
10,000	Allstate Corp. (The)	547,800
25,100	AMBAC Financial Group, Inc.	1,886,265
66,800	American International Group, Inc.	4,432,848
18,800	AON Corp.	744,668
70,188	Bank of America Corp.	3,218,120
4,500	BB&T Corp.	177,885
138,600	Charles Schwab Corp. (The)	2,246,706
9,600	Chubb Corp.	919,200
58,700	Citigroup, Inc.	2,721,919
11,900	Comerica, Inc. (a)	682,108
8,000	E*Trade Financial Corp. *	204,640
10,800	Equifax, Inc.	395,712
131,000	Fannie Mae	7,163,080
45,655	Fidelity National Financial, Inc.	1,723,933
3,100	First American Corp.	130,696
4,800	First Horizon National Corp.	187,728
19,200	Franklin Resources, Inc.	1,971,456
25,700	Freddie Mac	1,731,923
6,700	Goldman Sachs Group, Inc.	946,643
9,200	Hartford Financial Services Group, Inc.	757,896
8,700	Legg Mason, Inc.	1,136,133
15,300	Lehman Brothers Holdings, Inc.	2,233,035
22,400	Lincoln National Corp.	1,271,648
24,100	Marsh & McLennan Cos., Inc.	744,931
2,400	MBIA, Inc. (a)	140,976
17,700	Metlife, Inc. (a)	887,124
25,100	MGIC Investment Corp.	1,600,125
38,600	National City Corp. (a)	1,343,280
37,125	Old Republic International Corp.	790,391
8,500	PMI Group (The), Inc. (a)	368,050
6,200	PNC Financial Services Group, Inc.	436,170
4,300	Principal Financial Group	209,496
14,200	Progressive Corp. (The)	1,525,790

See accompanying notes to the financial statements.

3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Financial — continued
14,500	Prudential Financial, Inc.	1,117,080
10,100	Radian Group, Inc.	573,175
31,100	St. Paul Travelers Cos. (The), Inc. (a)	1,336,678
13,000	State Street Corp.	812,240
22,600	TD Ameritrade Holding Corp.	491,776
19,800	Torchmark Corp.	1,082,466
62,600	UnumProvident Corp. (a)	1,295,194
4,100	Wachovia Corp.	229,887
97,166	Washington Mutual, Inc.	4,148,988
		60,686,734
	Food & Beverage — 2.6%
22,700	Archer-Daniels-Midland Co.	720,044
116,400	Coca-Cola Co. (The)	4,885,308
12,100	Dean Foods Co. *	453,387
2,900	General Mills Co.	142,825
23,500	PepsiCo, Inc.	1,389,085
88,100	Sara Lee Corp.	1,556,727
56,300	Tyson Foods, Inc.-Class A	761,739
		9,909,115
	Health Care — 22.3%
63,000	Abbott Laboratories	2,783,340
53,000	Aetna, Inc.	2,703,000
3,600	Allergan, Inc.	389,736
44,800	AmerisourceBergen Corp.	2,060,352
2,000	Amgen, Inc. *	150,980
4,800	Barr Pharmaceuticals, Inc. *	322,464
67,200	Bristol-Myers Squibb Co.	1,552,320
24,600	Cardinal Health, Inc. (a)	1,785,960
25,400	Cigna Corp.	3,117,850
600	DENTSPLY International, Inc.	34,194
23,000	Express Scripts, Inc. *	2,007,210
40,600	Forest Laboratories, Inc. * (a)	1,863,540

See accompanying notes to the financial statements.

4

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — continued
24,800	Genentech, Inc. *	2,125,112
30,100	HCA, Inc.	1,441,790
8,800	Health Net, Inc. *	421,960
12,900	Humana, Inc. *	666,543
180,420	Johnson & Johnson	10,401,213
32,200	Lincare Holdings, Inc. *	1,316,980
88,000	McKesson Corp.	4,763,440
17,400	Medco Health Solutions, Inc. *	969,528
25,000	Medtronic, Inc.	1,348,750
239,600	Merck & Co., Inc.	8,352,456
577,390	Pfizer, Inc.	15,121,844
13,100	Stryker Corp.	605,482
8,800	Tenet Healthcare Corp. *	69,432
216,224	UnitedHealth Group, Inc.	12,590,724
22,362	WellPoint, Inc. *	1,717,178
53,300	Wyeth	2,654,340
		83,337,718
	Machinery — 1.2%
7,200	Baker Hughes, Inc.	489,384
3,500	BJ Services Co.	109,585
50,300	Caterpillar, Inc.	3,675,924
3,600	Halliburton Co.	244,800
		4,519,693
	Manufacturing — 0.3%
6,000	ITT Industries, Inc.	315,000
3,500	Textron, Inc.	308,385
11,900	United Technologies Corp.	696,150
		1,319,535
	Oil & Gas — 5.5%
1,400	Amerada Hess Corp. (a)	193,634
13,300	Anadarko Petroleum Corp.	1,318,828

See accompanying notes to the financial statements.

5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Oil & Gas — continued
7,000	Apache Corp.	468,440
24,100	Burlington Resources, Inc.	2,173,338
74,266	ConocoPhillips	4,527,255
22,900	Devon Energy Corp.	1,342,627
87,200	Exxon Mobil Corp.	5,177,064
14,000	Marathon Oil Corp.	988,400
35,600	Occidental Petroleum Corp.	3,258,824
12,700	Patterson-UTI Energy, Inc.	349,885
10,200	Sunoco, Inc. (a)	755,820
		20,554,115
	Primary Process Industry — 0.2%
12,600	Air Products & Chemicals, Inc.	808,416
	Retail Stores — 13.6%
5,000	Abercrombie & Fitch Co.-Class A	336,600
10,800	Advance Auto Parts *	446,580
36,076	Albertson's, Inc.	917,774
35,900	Autonation, Inc. * (a)	750,669
4,600	Autozone, Inc. *	444,728
56,100	Bed Bath & Beyond, Inc. *	2,021,844
2,900	Best Buy, Inc.	156,194
20,400	Chico's FAS, Inc. *	959,820
13,100	CVS Corp.	371,123
10,600	Dollar General Corp.	184,652
19,500	Federated Department Stores, Inc.	1,385,280
324,600	Home Depot, Inc.	13,681,890
111,500	Kroger Co. *	2,234,460
137,900	Lowe's Cos., Inc. (a)	9,402,022
20,700	Nordstrom, Inc.	786,600
28,400	Office Depot, Inc. *	1,013,312
13,200	Ross Stores, Inc.	373,824
102,000	Safeway, Inc. (a)	2,479,620
27,700	Supervalu, Inc.	875,320

See accompanying notes to the financial statements.

6

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Retail Stores — continued
6,600	Target Corp.	359,040
8,800	Tiffany & Co.	326,744
40,700	TJX Cos., Inc.	996,743
113,000	Walgreen Co.	5,069,180
114,100	Wal-Mart Stores, Inc.	5,175,576
2,000	Whole Foods Market, Inc.	127,760
		50,877,355
	Services — 3.0%
33,000	Darden Restaurants, Inc.	1,384,020
9,000	Gannett Co., Inc. (a)	559,440
33,500	Marriott International, Inc.-Class A	2,291,400
16,500	McDonald's Corp.	576,015
24,100	MGM Mirage *	890,977
6,300	Moody's Corp.	422,100
19,000	Omnicom Group	1,516,580
1,900	Outback Steakhouse, Inc.	79,439
25,100	Sysco Corp.	755,259
2,900	Weight Watchers International, Inc. * (a)	152,163
20,900	Wendy's International, Inc.	1,210,110
25,800	Yum! Brands, Inc. (a)	1,230,660
		11,068,163
	Technology — 15.0%
62,500	Adobe Systems, Inc.	2,413,750
5,400	Affiliated Computer Services, Inc.-Class A * (a)	339,768
10,500	Agilent Technologies, Inc. *	378,000
24,900	American Power Conversion Corp.	508,707
7,000	Applera Corp.-Applied Biosystems Group	197,890
7,100	Autodesk, Inc.	267,315
6,400	BMC Software, Inc. *	139,968
11,500	Boeing Co.	835,935
8,700	Broadcom Corp.-Class A *	392,283
73,300	Corning, Inc. *	1,789,253

See accompanying notes to the financial statements.

7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Technology — continued
226,200	Dell, Inc. *	6,559,800
4,300	Diebold, Inc.	172,000
2,600	DST Systems, Inc. *	146,198
72,200	EMC Corp. *	1,012,244
4,600	Emerson Electric Co.	376,326
66,400	First Data Corp.	2,996,632
3,400	General Dynamics Corp.	419,118
11,200	Goodrich Corp.	468,608
3,800	Google, Inc.-Class A *	1,377,956
309,300	Hewlett-Packard Co.	10,148,133
440,000	Intel Corp.	9,064,000
12,100	Intuit, Inc. *	587,818
4,900	Jabil Circuit, Inc. *	185,465
16,600	Lexmark International, Inc. *	781,694
35,100	Lockheed Martin Corp.	2,557,737
3,900	Microchip Technology, Inc.	137,280
83,700	Motorola, Inc.	1,791,180
5,300	National Semiconductor Corp.	148,665
2,300	Northrop Grumman Corp.	147,430
12,400	Nvidia Corp. * (a)	584,412
123,500	Oracle Corp. *	1,533,870
3,900	Paychex, Inc.	156,195
20,100	Qualcomm, Inc.	948,921
22,200	Rockwell Automation, Inc.	1,513,374
7,700	Rockwell Collins, Inc.	409,255
134,800	Texas Instruments, Inc.	4,023,780
5,900	W.W. Grainger, Inc.	436,836
		55,947,796
	Transportation — 1.1%
31,400	Burlington Northern Santa Fe Corp.	2,469,296
6,200	C.H. Robinson Worldwide, Inc.	277,884
13,600	JB Hunt Transport Services, Inc. (a)	321,776
10,400	Union Pacific Corp.	920,920
		3,989,876

See accompanying notes to the financial statements.

8

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares/ Par Value ($)	Description	Value ($)
	Utility — 9.3%
28,800	AES Corp. (The) *	498,240
14,500	Alltel Corp.	915,675
21,200	American Electric Power Co., Inc.	773,800
361,187	AT&T, Inc.	9,965,149
107,300	BellSouth Corp.	3,388,534
19,500	Centerpoint Energy, Inc.	252,915
13,800	Constellation Energy Group, Inc.	810,612
12,600	Duke Energy Corp.	357,840
19,000	Edison International	842,840
36,600	El Paso Corp.	478,728
4,700	Entergy Corp.	340,797
39,400	Exelon Corp.	2,250,134
11,700	FirstEnergy Corp.	597,636
7,800	FPL Group, Inc.	327,054
16,400	Kinder Morgan, Inc.	1,521,592
18,100	Nextel Partners, Inc.-Class A *	507,886
7,900	Public Service Enterprise Group, Inc.	548,181
6,800	Questar Corp.	498,100
11,400	TXU Corp.	597,246
275,284	Verizon Communications, Inc.	9,277,071
		34,750,030
	TOTAL COMMON STOCKS (COST $335,683,565)	362,410,732
	SHORT-TERM INVESTMENT(S) — 11.6%
1,103,345	American Beacon Money Market Select Fund (b)	1,103,345
3,585,870	BGI Institutional Money Market Fund (b)	3,585,870
9,393,827	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $9,394,613 and an effective yield of 3.01%, collateralized by U.S. Treasury Bonds with a rate of 4.50%, maturity date of 02/15/36 and a market value, with accrued interest, of $9,581,704.	9,393,827

See accompanying notes to the financial statements.

9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — continued
1,655,017	Fortis Bank Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.53%, due 03/23/06 (b)	1,655,017
5,516,724	Goldman Sachs Group Inc. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $5,517,429 and an effective yield of 4.60%, collateralized by various corporate debt obligations with an aggregate market value of $5,627,058. (b)	5,516,724
4,965,051	Merrill Lynch & Co. Tri Party Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $4,965,679 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $5,093,460. (b)	4,965,051
1,103,345	Merrimac Cash Series - Premium Class (b)	1,103,345
4,023,028	Morgan Stanley & Co. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $4,023,537 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $4,103,513. (b)	4,023,028
3,310,034	National Australia Bank Eurodollar Overnight Time Deposit, 4.56%, due 03/01/06 (b)	3,310,034
2,206,689	Rabobank Nederland Eurodollar Overnight Time Deposit, 4.52%, due 03/01/06 (b)	2,206,689
1,655,017	Royal Bank of Scotland Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.55%, due 03/31/06 (b)	1,655,017
3,391,617	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 4.57%, due 03/01/06 (b)	3,391,617
1,500,000	U.S. Treasury Bill, 3.81%, due 03/23/06 (c) (d)	1,496,622
	TOTAL SHORT-TERM INVESTMENT(S) (COST $43,406,186)	43,406,186
	TOTAL INVESTMENTS — 108.6% (Cost $379,089,751)	405,816,918
	Other Assets and Liabilities (net) — (8.6%)	(32,095,458)
	TOTAL NET ASSETS — 100.0%	$373,721,460

See accompanying notes to the financial statements.

10

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
17	S&P 500	March 2006	$5,450,200	$38,215

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

See accompanying notes to the financial statements.

11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $31,027,326 (cost $379,089,751) (Note 2)	$405,816,918
Cash	125,515
Dividends and interest receivable	527,180
Receivable for expenses reimbursed by Manager (Note 3)	11,142
Total assets	406,480,755
Liabilities:
Collateral on securities loaned (Note 2)	32,515,737
Payable for Fund shares repurchased	11,630
Payable to affiliate for (Note 3):
Management fee	94,494
Shareholder service fee	37,814
Trustees and Chief Compliance Officer fees	456
Payable for variation margin on open futures contracts (Note 2)	49,300
Accrued expenses	49,864
Total liabilities	32,759,295
Net assets	$373,721,460
Net assets consist of:
Paid-in capital	$359,826,006
Accumulated undistributed net investment income	2,430,916
Accumulated net realized loss	(15,300,844)
Net unrealized appreciation	26,765,382
$373,721,460
Net assets attributable to:
Class III shares	$224,097,066
Class IV shares	$149,624,394
Shares outstanding:
Class III	18,001,266
Class IV	12,012,033
Net asset value per share:
Class III	$12.45
Class IV	$12.46

See accompanying notes to the financial statements.

12

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends	$7,541,438
Interest (including securities lending income of $44,585)	289,428
Total investment income	7,830,866
Expenses:
Management fee (Note 3)	1,193,570
Shareholder service fee – Class III (Note 3)	328,535
Shareholder service fee – Class IV (Note 3)	149,797
Custodian, fund accounting agent and transfer agent fees	83,836
Audit and tax fees	47,801
Legal fees	7,826
Trustees fees and related expenses (Note 3)	7,413
Registration fees	3,896
Miscellaneous	9,306
Total expenses	1,831,980
Fees and expenses reimbursed by Manager (Note 3)	(149,075)
Net expenses	1,682,905
Net investment income (loss)	6,147,961
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	20,095,010
Closed futures contracts	109,830
Net realized gain (loss)	20,204,840
Change in net unrealized appreciation (depreciation) on:
Investments	(7,011,960)
Open futures contracts	(26,757)
Net unrealized gain (loss)	(7,038,717)
Net realized and unrealized gain (loss)	13,166,123
Net increase (decrease) in net assets resulting from operations	$19,314,084

See accompanying notes to the financial statements.

13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,147,961	$5,723,625
Net realized gain (loss)	20,204,840	37,458,622
Change in net unrealized appreciation (depreciation)	(7,038,717)	(26,591,641)
Net increase (decrease) in net assets from operations	19,314,084	16,590,606
Distributions to shareholders from:
Net investment income
Class III	(2,769,665)	(3,121,454)
Class IV	(1,840,585)	(2,764,012)
Total distributions from net investment income	(4,610,250)	(5,885,466)
Net realized gains
Class III	(4,972,971)	(961,765)
Class IV	(3,238,317)	(620,323)
Total distributions from net realized gains	(8,211,288)	(1,582,088)
	(12,821,538)	(7,467,554)
Net share transactions (Note 7):
Class III	(1,410,664)	24,518,394
Class IV	5,078,901	(252,904,685)
Increase (decrease) in net assets resulting from net share transactions	3,668,237	(228,386,291)
Total increase (decrease) in net assets	10,160,783	(219,263,239)
Net assets:
Beginning of period	363,560,677	582,823,916
End of period (including accumulated undistributed net investment income of $2,430,916 and $918,893, respectively)	$373,721,460	$363,560,677

See accompanying notes to the financial statements.

14

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$12.24	$11.76	$8.69	$11.23	$12.29
Income (loss) from investment operations:
Net investment income (loss)†	0.20	0.17	0.13	0.12	0.15
Net realized and unrealized gain (loss)	0.44	0.54	3.07	(2.55)	(1.07)
Total from investment operations	0.64	0.71	3.20	(2.43)	(0.92)
Less distributions to shareholders:
From net investment income	(0.15)	(0.18)	(0.13)	(0.11)	(0.14)
From net realized gains	(0.28)	(0.05)	—	—	—
Total distributions	(0.43)	(0.23)	(0.13)	(0.11)	(0.14)
Net asset value, end of period	$12.45	$12.24	$11.76	$8.69	$11.23
Total Return(a)	5.40%	6.16%	37.06%	(21.69)%	(7.53)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$224,097	$221,661	$188,370	$163,025	$133,203
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.68%	1.43%	1.26%	1.26%	1.24%
Portfolio turnover rate	63%	68%	63%	62%	85%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.04%	0.04%	0.04%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002(a)
Net asset value, beginning of period	$12.25	$11.76	$8.69	$11.23	$12.32
Income (loss) from investment operations:
Net investment income (loss)†	0.21	0.16	0.13	0.13	0.10
Net realized and unrealized gain (loss)	0.44	0.56	3.07	(2.55)	(1.08)
Total from investment operations	0.65	0.72	3.20	(2.42)	(0.98)
Less distributions to shareholders:
From net investment income	(0.16)	(0.18)	(0.13)	(0.12)	(0.11)
From net realized gains	(0.28)	(0.05)	—	—	—
Total distributions	(0.44)	(0.23)	(0.13)	(0.12)	(0.11)
Net asset value, end of period	$12.46	$12.25	$11.76	$8.69	$11.23
Total Return(b)	5.44%	6.25%	37.12%	(21.65)%	(8.00	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$149,624	$141,900	$394,454	$308,001	$248,095
Net expenses to average daily net assets	0.44%	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.72%	1.37%	1.31%	1.35%	1.37	%*
Portfolio turnover rate	63%	68%	63%	62%	85	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.04%	0.04%	0.04%	0.04	%*

(a)  Period from July 2, 2001 (commencement of operations) through February 28, 2002.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2002.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return. The Fund seeks to achieve this objective primarily through investment in U.S. equity securities, excluding those companies that are tobacco-producing issuers (as listed within the Tobacco Producing Issuer industry classification maintained by Ford Investor Services). The Fund's benchmark is the S&P 500 Index.

Throughout the year ended February 28, 2006, the Fund offered two classes of shares: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested in the Fund and with GMO, as more fully outlined in the Fund's prospectus.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based

18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $31,027,326, collateralized by cash in the amount of $32,515,737, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $11,064,022 and $5,885,466, respectively and long-term capital gains – $1,757,516 and $1,582,088, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $2,430,917 of undistributed ordinary income.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $11,651,632 expiring in 2011. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital losses of $706,692.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$381,994,056	$37,718,678	$(13,895,816)	$23,822,862

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(25,688)	$25,688	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.33% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $3,945 and $2,250, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $221,986,745 and $225,897,347, respectively.

21

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 53.8% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 0.9% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	777,388	$9,327,972	2,042,934	$23,836,926
Shares issued to shareholders in reinvestment of distributions	583,997	6,995,119	291,187	3,423,015
Shares repurchased	(1,470,266)	(17,733,755)	(237,049)	(2,741,547)
Net increase (decrease)	(108,881)	$(1,410,664)	2,097,072	$24,518,394

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	423,945	5,078,901	288,504	3,384,335
Shares repurchased	—	—	(22,237,483)	(256,289,020)
Net increase (decrease)	423,945	$5,078,901	(21,948,979)	$(252,904,685)

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,051.60	$2.44
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$1,051.60	$2.24
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

25

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $1,757,516 from long-term capital gains.

For taxable, non-corporate shareholders, 43.88% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 73.92% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term captial gains with respect to its taxable year ended February 28, 2006, $540,479 and $0, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo,
Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003– present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Taiwan Fund returned +9.1% for the fiscal year ended February 28, 2006, as compared to +6.2% for the MSCI Taiwan Index. Consistent with the Fund's investment objectives and policies, throughout the period the Fund was invested substantially in emerging market equities tied economically to Taiwan.

Good stock selection in the information technology sector accounted for the outperformance. Stock selection in the financial and industrial sectors detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted.

GMO Taiwan Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.3%
Rights and Warrants	0.0
Short-Term Investment(s)	1.5
Other	0.2
100.0%
Industry Sector Summary	% of Equity Investments
Information Technology	62.7%
Materials	11.5
Financials	10.4
Telecommunication Services	5.7
Industrials	5.0
Consumer Discretionary	3.1
Energy	1.4
Consumer Staples	0.2
100.0%

1

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 98.3%
	Taiwan — 98.3%
1,010,000	Accton Technology Corp *	529,867
4,518,746	Acer Inc	9,998,668
2,358,000	Arima Computer Corp *	539,294
3,055,761	Asia Cement Corp	2,015,255
67,385	Asia Optical Co Inc	300,377
10,016,490	Asustek Computer Inc	28,229,121
3,000,450	AU Optronics Corp	4,793,887
61,000	Catcher Technology Co	477,579
2,846,180	Cheng Loong Corp	887,538
7,702,000	China Bills Finance Corp	2,510,315
16,858,037	China Development Financial Holding Corp *	6,454,840
969,000	China Manmade Fibers *	239,042
2,246,677	Chinatrust Financial Holding Co	1,884,452
1,850,770	Chung Hung Steel Corp	597,188
1,389,200	Chung HWA Pulp Corp	515,687
1,223,000	Chunghwa Picture Tubes Ltd	317,602
4,581,000	Chunghwa Telecom Co Ltd	8,339,946
5,300	Chunghwa Telecom Co Ltd ADR	100,170
1,981,122	Compal Electronics Inc	1,842,757
1,264,000	Compeq Manufacturing Co Ltd *	569,099
890,000	Continental Engineering Corp	375,094
378,000	Coretronic Corp	696,581
2,965,203	Delta Electronics Inc	7,058,555
634,000	Elitegroup Computer Systems *	402,055
3,000,500	Evergreen Marine Corp	1,942,519
3,570,772	Far Eastern International Bank	1,558,813
4,108,573	Far Eastern Textile Co Ltd	3,023,952
1,053,000	Far Eastone Telecommunications Co Ltd	1,288,469
4,782,750	Federal Corp	2,031,348
4,576,592	Formosa Chemicals & Fibre Co	7,194,926
2,238,755	Formosa Petrochemical Corp	3,995,354
6,113,917	Formosa Plastics Corp	9,674,687

See accompanying notes to the financial statements.

2

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
3,213,000	Formosa Taffeta Co Ltd	1,654,348
147,000	Foxconn Technology Co Ltd	712,375
2,328,000	Fubon Financial Holding Co Ltd	2,079,622
108,000	Giant Manufacturing Inc	201,951
1,777,862	Gigabyte Technology Co Ltd	1,497,693
4,962,080	Goldsun Development & Construction Co Ltd *	1,278,377
2,593,000	Grand Pacific Petrochem *	596,053
536,760	High Tech Computer Corp	11,497,672
4,113,396	Hon Hai Precision Industry Co Ltd	26,010,104
123,000	Hotai Motor Company Ltd	298,674
1,271,395	Hua Nan Financial Holdings Co Ltd	897,368
7,092,453	Inventec Co Ltd	4,323,707
6,553,920	KGI Securities Co Ltd	2,021,565
2,727,702	Kinpo Electronics	1,046,009
86,000	Largan Precision Co Ltd	1,600,134
496,000	Lee Chang Yung Chem Industries	349,212
165,665	Les Enphants Co Ltd	102,173
2,462,040	Lite-On Technology Corp	3,317,997
4,725,000	Macronix International *	611,343
510,325	MediaTek Inc	5,223,281
7,251,000	Mega Financial Holdings Co Ltd	5,500,061
1,802,500	Micro-Star International Co Ltd	1,019,966
2,322,252	Mitac International Corp	3,264,635
297,000	Nien Hsing Textile Co Ltd	192,106
193,000	Nien Made Enterprise	245,065
677,587	Novatek Microelectronics	4,670,818
1,396,690	Oriental Union Chemical	901,056
342,000	Phoenix Precision Technology Corp	688,110
104,000	Powertech Technology Inc	333,754
607,520	Premier Image Technology Corp	755,043
1,615,555	Quanta Computer Inc	2,460,943
1,959,300	Realtek Semiconductor Corp	2,148,368
5,562,000	Sampo Corp *	684,998
1,078,588	Shin Kong Financial Holdings	932,348
1,705,200	Silicon Integrated Systems *	877,426

See accompanying notes to the financial statements.

3

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
1,173,831	Siliconware Precision Industries Co	1,487,820
3,897,473	Sinopac Holdings Co	2,061,798
2,570,516	Systex Corp	705,911
1,003,000	Taichung Commercial Bank *	206,349
3,911,634	Taishin Financial Holdings Co Ltd	2,376,489
7,200,000	Taiwan Cellular Corp	6,644,067
8,035,205	Taiwan Cement Corp	6,055,356
159,000	Taiwan FU Hsing Ind Co Ltd	172,252
24,744,891	Taiwan Semiconductor Manufacturing Co Ltd	45,851,233
235,409	Taiwan Semiconductor Manufacturing Co Ltd ADR	2,290,530
3,235,000	Taiwan TEA Corp *	484,924
3,104,000	Tatung Co *	763,811
285,720	Tsann Kuen Enterprises Co Ltd	498,706
1,060,000	TSRC Corp	643,640
704,000	Tung Ho Steel Enterprise	466,000
1,313,000	U-Ming Marine Transport Co	1,321,606
143,000	Waffer Technology Co Ltd	137,928
9,356,578	Walsin Lihwa Corp	3,042,903
2,447,463	Wan Hai Lines Ltd	1,503,707
4,167,000	Waterland Financial Holdings	1,356,315
1,364,090	Wintek Corp	1,918,453
1,276,330	WUS Printed Circuit Co Ltd	523,279
877,296	Ya Hsin Industrial Co Ltd	806,835
4,118,252	Yang Ming Marine Transport	2,520,243
3,780,000	Yieh Phui Enterprise	1,541,692
299,475	Yulon Motor Co Ltd	307,655
168,720	Zyxel Communications Corp	267,456
		286,336,350
	TOTAL COMMON STOCKS (COST $246,788,895)	286,336,350

See accompanying notes to the financial statements.

4

GMO Taiwan Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Taiwan — 0.0%
7,621	Waffer Technology Corp Rights, Expires 03/22/06 *	387
	TOTAL RIGHTS AND WARRANTS (COST $1,397)	387
	SHORT-TERM INVESTMENT(S) — 1.5%
4,200,000	Dresdner Bank AG Time Deposit, 4.55%, due 03/01/06	4,200,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $4,200,000)	4,200,000
	TOTAL INVESTMENTS — 99.8% (Cost $250,990,292)	290,536,737
	Other Assets and Liabilities (net) — 0.2%	713,736
	TOTAL NET ASSETS — 100.0%	$291,250,473

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

As of February 28, 2006, 97.3% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

5

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $250,990,292) (Note 2)	$290,536,737
Cash	29,896
Foreign currency, at value (cost $1,078,584) (Note 2)	1,075,981
Interest receivable	531
Total assets	291,643,145
Liabilities:
Payable for investments purchased	2,486
Payable to affiliate for (Note 3):
Management fee	186,602
Shareholder service fee	34,557
Trustees and Chief Compliance Officer fees	665
Accrued expenses	168,362
Total liabilities	392,672
Net assets	$291,250,473
Net assets consist of:
Paid-in capital	$245,933,613
Distributions in excess of net investment income	(241,192)
Accumulated net realized gain	6,014,210
Net unrealized appreciation	39,543,842
$291,250,473
Net assets attributable to:
Class III shares	$291,250,473
Shares outstanding:
Class III	10,276,489
Net asset value per share:
Class III	$28.34

See accompanying notes to the financial statements.

6

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $2,019,057)	$8,262,902
Interest	92,602
Total investment income	8,355,504
Expenses:
Management fee (Note 3)	2,098,026
Shareholder service fee – Class III (Note 3)	388,523
Custodian and fund accounting agent fees	719,736
Transfer agent fees	27,798
Audit and tax fees	56,503
Legal fees	6,741
Trustees fees and related expenses (Note 3)	4,845
Miscellaneous	8,310
Total expenses	3,310,482
Net investment income (loss)	5,045,022
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	11,198,207
Foreign currency, forward contracts and foreign currency related transactions	(346,710)
Net realized gain (loss)	10,851,497
Change in net unrealized appreciation (depreciation) on:
Investments	8,763,713
Foreign currency, forward contracts and foreign currency related transactions	(2,689)
Net unrealized gain (loss)	8,761,024
Net realized and unrealized gain (loss)	19,612,521
Net increase (decrease) in net assets resulting from operations	$24,657,543

See accompanying notes to the financial statements.

7

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,045,022	$828,376
Net realized gain (loss)	10,851,497	(1,500,671)
Change in net unrealized appreciation (depreciation)	8,761,024	(4,257,920)
Net increase (decrease) in net assets from operations	24,657,543	(4,930,215)
Distributions to shareholders from:
Net investment income
Class III	(5,967,696)	—
Net realized gains
Class III	(2,977,161)	(9,930,750)
	(8,944,857)	(9,930,750)
Net share transactions (Note 7):
Class III	50,702,181	57,688,207
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	369,510	325,785
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	51,071,691	58,013,992
Total increase (decrease) in net assets	66,784,377	43,153,027
Net assets:
Beginning of period	224,466,096	181,313,069
End of period (including distributions in excess of net investment income of $241,192 and accumulated undistributed net investment income of $205,510, respectively)	$291,250,473	$224,466,096

See accompanying notes to the financial statements.

8

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003(a)
Net asset value, beginning of period	$26.79	$29.67	$20.28	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.52	0.13	(0.10)	(0.12)
Net realized and unrealized gain (loss)	1.91	(1.45)	10.03	0.40
Total from investment operations	2.43	(1.32)	9.93	0.28
Less distributions to shareholders:
From net investment income	(0.59)	—	(0.02)	—
From net realized gains	(0.29)	(1.56)	(0.52)	—
Total distributions	(0.88)	(1.56)	(0.54)	—
Net asset value, end of period	$28.34	$26.79	$29.67	$20.28
Total Return(b)	9.13%	(3.82)%	49.53%	1.40	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$291,250	$224,466	$181,313	$41,167
Net expenses to average daily net assets	1.28%	1.34%	1.36%	1.76	%*
Net investment income to average daily net assets	1.95%	0.53%	(0.40)%	(1.43	)%*
Portfolio turnover rate	31%	88%	86%	50	%**
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04	$0.05	$0.04	$0.01

(a)  Period from October 4, 2002 (commencement of operations) through February 28, 2003.

(b)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

9

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Taiwan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the Taiwan securities markets. The Fund's benchmark is the MSCI Taiwan Index.

Shares of the Fund are not publicly offered and principally available to other GMO funds and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a results, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

10

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the

11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. As of February 28, 2006, the Fund did not hold any indexed securities.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryover for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund is currently subject to Taiwan security sale transaction tax of 0.3% on equities and 0.1% on mutual fund shares of the transaction amount.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income - $5,967,696 and $6,098,201, respectively and long-term capital gains - $2,977,161 and $3,832,549, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $945,027 and $5,510,824 of undistributed ordinary income and undistributed long-term capital gains, respectively.

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$251,673,124	$54,173,878	$(15,310,265)	$38,863,613

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$475,972	$(475,972)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Taiwanese companies typically declare dividends in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases of Fund shares were 0.15% of the amount invested. In the case of cash redemptions, the fee is currently 0.45% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $139,679 and $136,441 in purchase premiums and $229,831 and $189,344 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

Investments in emerging countries, such as Taiwan, present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The Taiwanese markets are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings. The Fund may concentrate investments in the securities of a small number of issuers. As a result, the value of the Fund's shares can be expected to change in light of factors affecting those issuers and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of securities.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for class III shares.

The Fund's portion of the fees paid by the Trust to the independent Trustees and the Chief Compliance Officer ("CCO") during the year ended February 28, 2006 was $2,921 and $1,819, respectively. No remuneration was paid to any other officer of the Trust.

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $119,031,367 and $77,513,341, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 98.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 100.0% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,548,047	$94,235,742	4,079,726	$101,952,796
Shares issued to shareholders in reinvestment of distributions	321,086	8,944,857	412,923	9,885,373
Shares repurchased	(1,970,363)	(52,478,418)	(2,226,255)	(54,149,962)
Purchase premiums and redemption fees	—	369,510	—	325,785
Net increase (decrease)	1,898,770	$51,071,691	2,266,394	$58,013,992

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

18

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	1.30%	$1,000.00	$1,126.60	$6.85
2) Hypothetical		1.30%	$1,000.00	$1,018.35	$6.51

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Year Ended February 28, 2006

The Fund's distributions to shareholders include $2,977,161 from long-term capital gains.

During the year ended February 28, 2006, the Fund paid foreign taxes of $2,019,057 and recognized foreign source income of $10,281,959.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $0 or if determined to be different, the qualified interest income of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO Global Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Global Growth Fund returned +13.6% for the fiscal year ended February 28, 2006, as compared to +11.7% for the S&P/Citigroup PMI World Growth Style Index. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested throughout the period in equity securities with higher than average expected growth drawn from the world's developed markets.

Stock selection had a positive impact on performance relative to the benchmark. Among the Fund's holdings with the largest contribution to relative returns were Apple Computer Inc., Mitsubishi Corp of Japan, and two oil companies – Canadian Natural Resources and OMV of Austria. Less successful holdings included Toyota Motor, Pfizer, and Dell.

The Fund benefited from country selection. Overweighting Canada and Norway and underweighting the U.S. made the largest contributions.

Industry weightings contributed to relative returns in most sectors, particularly overweights in energy and utility stocks and underweights in consumer staples and information technology stocks.

Currency forwards had a negative impact. The Fund's underweight position in the U.S. dollar and overweight in the Japanese yen both detracted from returns, partly mitigated by underweighting in the British pound and the euro.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Global Growth Fund Class III Shares and the S&P/Citigroup PMI World Growth Style Index As of February 28, 2006

$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
Average Annual Total Returns
1 Year
Since Inception
7/20/04
Class III
12.93%
17.44%
$6,478,025
$6,464,725
$6,240,270
7/20/04
$4,985,000
2004
2005
2006
GMO Global Growth Fund
S&P/Citigroup PMI World Growth Style Index
MSCI World Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.1%
Preferred Stocks	0.3
Forward Currency Contracts	0.1
Futures	0.0
Short-Term Investment(s)	2.1
Other	(0.6)
100.0%
Country Summary	% of Equity Investments
United States	43.8%
Japan	14.3
United Kingdom	7.5
Canada	5.9
Switzerland	3.9
Australia	2.8
France	2.6
Belgium	2.2
Sweden	2.0
Netherlands	2.0
Italy	1.9
Spain	1.8
Singapore	1.5
Austria	1.5
Norway	1.4
Hong Kong	1.3
Germany	1.2
Ireland	1.2
Finland	1.0
Greece	0.2
100.0%

1

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	19.6%
Health Care	17.5
Energy	16.6
Information Technology	10.5
Consumer Discretionary	9.2
Industrials	9.2
Consumer Staples	5.8
Utilities	5.3
Materials	3.6
Telecommunication Services	2.7
100.0%

2

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)

	COMMON STOCKS — 98.1%
	Australia — 2.8%
5,119	Australia and New Zealand Banking Group Ltd	97,359
13,680	BHP Billiton Ltd	246,162
3,176	Commonwealth Bank of Australia	105,431
2,610	CSL Ltd	101,740
2,798	Macquarie Bank Ltd	132,346
3,586	QBE Insurance Group Ltd	54,854
12,276	Rinker Group Ltd	161,277
1,482	Rio Tinto Ltd	77,642
5,845	Suncorp-Metway Ltd	88,493
31,229	Telstra Corp Ltd	88,864
5,372	Westpac Banking Corp	93,811
6,749	Woodside Petroleum Ltd	202,594
		1,450,573
	Austria — 1.5%
888	Erste Bank Der Oesterreichischen Sparkassen AG	53,979
254	Oesterreichische Elektrizitaetswirtschafts AG Class A	118,136
6,688	OMV AG	414,785
8,257	Telekom Austria AG	188,865
		775,765
	Belgium — 2.2%
539	Colruyt SA	77,648
7,228	Dexia	179,515
12,442	Fortis	443,200
1,226	Inbev	56,676
1,394	KBC Groep NV	145,529
5,054	UCB SA	239,391
		1,141,959

See accompanying notes to the financial statements.

3

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Canada — 5.8%
900	Bank of Montreal	54,620
6,800	Bombardier Inc *	17,472
2,200	Cameco Corp	81,790
5,200	Canadian National Railway Co	243,425
10,800	Canadian Natural Resources	590,059
600	Canadian Pacific Railway Ltd	30,727
4,200	EnCana Corp	173,699
2,400	Husky Energy Inc	146,900
3,800	Imperial Oil Ltd	366,475
3,400	Nexen Inc	177,771
6,000	Petro - Canada	274,856
800	Potash Corporation of Saskatchewan Inc	76,723
2,500	Rogers Communications Inc	100,092
2,900	Royal Bank of Canada	242,319
1,500	Suncor Energy Inc	112,191
3,300	Talisman Energy Inc	173,385
1,900	Teck Corp Class B	118,787
1,800	Telus Corp	70,815
		3,052,106
	Finland — 1.0%
8,600	Fortum Oyj	208,060
13,150	Nokia Oyj	244,695
2,800	Sampo Oyj Class A	56,120
		508,875
	France — 2.6%
1,371	BNP Paribas	126,882
2,692	Peugeot SA	156,937
6,270	Sanofi-Aventis	533,735
2,574	Suez SA	94,538
1,531	Total SA	385,045
566	Vinci SA	52,245
		1,349,382

See accompanying notes to the financial statements.

4

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — 0.9%
1,563	Altana AG	83,944
603	RWE AG	51,851
2,419	Schering AG	173,502
2,044	Volkswagen AG	143,145
		452,442
	Greece — 0.2%
1,805	National Bank of Greece SA	92,725
	Hong Kong — 1.2%
29,000	CLP Holdings Ltd	165,802
10,000	Esprit Holdings Ltd	76,479
90,000	Hong Kong & China Gas	215,078
34,500	Hong Kong Electric Holdings Ltd	158,862
20,000	Li & Fung Ltd	40,280
		656,501
	Ireland — 1.1%
5,452	Allied Irish Banks Plc	130,244
6,896	Anglo Irish Bank Corp	113,069
15,676	Bank of Ireland	278,879
1,984	CRH Plc	65,079
		587,271
	Italy — 1.9%
28,999	Enel SPA	241,283
26,473	ENI SPA	756,813
		998,096
	Japan — 14.1%
1,900	Aeon Co Ltd	45,328
2,100	Astellas Pharma Inc	81,071
7,000	Bank of Yokohama	56,448
1,100	Benesse Corp	37,723

See accompanying notes to the financial statements.

5

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
1,800	Canon Inc	112,385
6,000	Chiba Bank	50,538
8,800	Chubu Electric Power Co Inc	233,262
2,400	Daito Trust Construction Co Ltd	112,388
8,000	Daiwa Securities Co Ltd	94,977
2,500	Denso Corp	91,201
10	East Japan Railway Co	71,139
4,200	Eisai Co Ltd	194,239
17,000	Fuji Heavy Industries Ltd	92,118
2,300	Hitachi Chemical Co Ltd	63,798
17,000	Hokuhoku Financial Group Inc	73,177
2,600	Hoya Corp	103,153
22,000	Itochu Corp	182,853
12	Japan Tobacco Inc	206,164
2,000	Kaneka Corp	26,322
2,000	Kao Corp	54,325
200	Keyence Corp	54,635
4,000	Komatsu Ltd	70,938
39,000	Marubeni Corp	193,427
5,000	Matsushita Electric Industrial Co Ltd	105,147
28,000	Mazda Motor Corp	159,243
26,100	Mitsubishi Corp	605,550
24	Mitsubishi Tokyo Financial Group Inc	356,336
19,000	Mitsui & Co	259,948
3,000	Mitsui Fudosan Co Ltd	62,317
13,000	Mitsui OSK Lines Ltd	94,789
700	Nidec Corp	55,524
3,000	Nikko Cordial Corp	47,227
35,000	Nippon Steel Corp	139,486
24	Nippon Telegraph & Telephone Corp	103,630
3,200	Nissin Food Products Co Ltd	97,619
3,900	Nomura Securities Co Ltd	74,424
3,000	Olympus Optical Co Ltd	86,375
1,000	ORIX Corp	263,271

See accompanying notes to the financial statements.

6

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
39,000	Osaka Gas Co Ltd	149,318
51	Rakuten Inc	43,989
2,000	Seven & I Holdings Co Ltd	81,810
1,000	Shimano Inc	28,836
3,200	Shin-Etsu Chemical Co Ltd	170,377
4,700	Softbank Corp.	143,722
19,000	Sumitomo Corp	256,683
35,000	Sumitomo Metal Industries Ltd	155,381
13	Sumitomo Mitsui Financial Group Inc	141,978
3,000	Sumitomo Realty & Development Co Ltd	69,721
10,200	Takeda Pharmaceutical Co Ltd	568,186
10,000	Teijin Ltd	67,477
1,400	Terumo Corp	42,741
7,000	Tokyu Land Corp	61,057
9,000	TonenGeneral Sekiyu KK	89,953
6,200	Toyota Motor Corp	330,506
4,000	Yakult Honsha Co Ltd	92,486
400	Yamada Denki Co Ltd	42,854
		7,349,570
	Netherlands — 2.0%
10,074	ABN Amro Holdings NV	293,564
2,540	Heineken NV	95,642
16,915	ING Groep NV	635,766
		1,024,972
	Norway — 1.4%
5,700	DnB NOR ASA	69,159
1,760	Norsk Hydro ASA	206,154
1,750	Orkla ASA	76,279
14,400	Statoil ASA	368,766
		720,358

See accompanying notes to the financial statements.

7

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Singapore — 1.5%
3,000	Keppel Corp Ltd	25,782
129,000	Singapore Technologies Engineering Ltd	241,081
320,860	Singapore Telecommunications	514,365
		781,228
	Spain — 1.7%
726	Acciona SA	101,208
3,716	Acesa Infraestructuras SA	96,218
2,406	ACS Actividades de Construccion y Servicios SA	89,728
1,608	Antena 3 de Television	42,654
1,310	Grupo Ferrovial SA	98,072
8,238	Iberdrola SA	259,827
3,270	Indra Sistemas SA	65,072
3,013	Sacyr Vallehermoso SA	84,713
2,017	Union Fenosa SA	75,690
		913,182
	Sweden — 2.0%
3,400	Atlas Copco AB Class A	83,739
8,150	Hennes & Mauritz AB Class B	296,963
16,500	Nordea AB	186,509
2,200	Sandvik AB	118,434
10,100	Swedish Match AB	135,247
9,700	Tele2 AB Class B	104,693
30,000	Telefonaktiebolaget LM Ericsson	102,225
		1,027,810
	Switzerland — 3.8%
19,776	ABB Ltd *	236,949
2,400	Alcon Inc	276,384
2,871	Compagnie Financiere Richemont AG	125,021
1,196	Credit Suisse Group	66,241
3,458	Roche Holding AG (Non Voting)	510,909
247	Serono SA	175,260

See accompanying notes to the financial statements.

8

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Switzerland — continued
32	Societe Generale de Surveillance Holding SA (Registered)	29,536
365	Swisscom AG (Registered)	109,614
813	UBS AG (Registered)	86,377
1,659	Zurich Financial Services AG *	391,762
		2,008,053
	United Kingdom — 7.4%
3,197	AstraZeneca Plc	147,646
13,356	Barclays Plc	156,439
7,722	BG Group Plc	90,446
9,879	BHP Billiton Plc	166,023
12,019	British American Tobacco Plc	286,353
14,187	Cadbury Schweppes Plc	144,119
40,966	Centrica Plc	208,677
19,909	DSG International Plc	60,035
13,344	GlaxoSmithKline Plc	338,924
8,232	HBOS Plc	153,305
8,548	Imperial Tobacco Group Plc	257,080
13,889	National Grid Plc	146,032
4,003	Next Plc	115,780
3,467	Rio Tinto Plc	163,164
20,855	Royal Bank of Scotland Group	697,577
19,567	Royal Dutch Shell Group Class A	589,896
6,111	Scottish & Southern Energy Plc	123,082
		3,844,578
	United States — 43.0%
2,200	Adobe Systems, Inc	84,964
5,000	Aetna, Inc	255,000
3,700	Allstate Corp (The)	202,686
1,300	AMBAC Financial Group, Inc	97,695
2,000	American International Group, Inc	132,720
2,000	American Tower Corp-Class A *	63,660
5,100	AmerisourceBergen Corp	234,549

See accompanying notes to the financial statements.

9

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
1,300	Amgen, Inc *	98,137
3,600	Apple Computer, Inc *	246,744
4,500	Archer-Daniels-Midland Co	142,740
1,700	Autodesk, Inc	64,005
1,200	Baker Hughes, Inc	81,564
600	Bear Stearns Cos (The), Inc	80,664
4,200	Bed Bath & Beyond, Inc *	151,368
2,250	Broadcom Corp-Class A *	101,452
3,800	Burlington Northern Santa Fe Corp	298,832
2,000	Burlington Resources, Inc	180,360
3,700	Capital One Financial Corp	324,120
2,300	Cardinal Health, Inc	166,980
3,900	Caremark Rx, Inc *	194,025
3,600	Caterpillar, Inc	263,088
800	Centex Corp	54,088
3,100	Chevron Corp	175,088
12,400	Cisco Systems, Inc *	250,976
3,100	Coach, Inc *	110,732
12,200	ConocoPhillips	743,712
12,700	Corning, Inc *	310,007
5,600	CVS Corp	158,648
3,000	D.R. Horton, Inc	102,330
19,400	Dell, Inc *	562,600
2,000	Devon Energy Corp	117,260
1,600	EOG Resources, Inc	107,840
800	Everest RE Group Ltd	79,232
2,300	Exelon Corp	131,353
1,400	Express Scripts, Inc *	122,178
10,700	Exxon Mobil Corp	635,259
8,700	Fannie Mae	475,716
1,200	FedEx Corp	128,688
3,900	Fidelity National Financial, Inc	147,264
2,500	Franklin Resources, Inc	256,700
6,300	Freddie Mac	424,557
5,900	Genentech, Inc *	505,571

See accompanying notes to the financial statements.

10

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
1,000	General Dynamics Corp	123,270
700	Genzyme Corp	48,538
2,100	Gilead Sciences, Inc *	130,767
900	Goldman Sachs Group, Inc	127,161
800	Google, Inc-Class A *	290,096
1,900	Halliburton Co	129,200
4,600	Harley-Davidson, Inc	241,546
600	Hartford Financial Services Group, Inc	49,428
1,100	HCA, Inc	52,690
700	Hershey Co (The)	35,805
17,600	Hewlett-Packard Co	577,456
22,200	Home Depot, Inc	935,730
18,800	Intel Corp	387,280
3,800	International Business Machines Corp	304,912
3,000	JC Penney Corp	175,920
11,200	Johnson & Johnson	645,680
1,300	Johnson Controls, Inc	92,651
2,700	Juniper Networks, Inc *	49,653
5,300	King Pharmaceuticals, Inc *	86,125
1,500	Lehman Brothers Holdings, Inc	218,925
2,600	Lockheed Martin Corp	189,462
3,600	Lowe's Cos, Inc	245,448
1,300	Marathon Oil Corp	91,780
1,700	McGraw-Hill, Inc	90,253
2,200	McKesson Corp	119,086
1,200	Medco Health Solutions, Inc *	66,864
2,300	Medtronic, Inc	124,085
1,500	Merrill Lynch & Co, Inc	115,815
3,400	Metlife, Inc	170,408
1,600	MGIC Investment Corp	102,000
700	Monsanto Co	58,716
1,800	Moody's Corp	120,600
19,200	Motorola, Inc	410,880
1,900	National Semiconductor Corp	53,295

See accompanying notes to the financial statements.

11

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
1,200	Newmont Mining Corp	63,504
1,200	NII Holdings, Inc-Class B *	61,464
500	Nike, Inc. Class B	43,390
2,500	Nordstrom, Inc	95,000
1,000	Norfolk Southern Corp	51,180
2,600	Occidental Petroleum Corp	238,004
5,400	Oracle Corp *	67,068
1,400	Peabody Energy Corp	67,578
4,300	PepsiCo, Inc	254,173
62,900	Pfizer, Inc	1,647,351
6,465	Procter & Gamble Co	387,447
3,100	Prudential Financial, Inc	238,824
3,600	Qualcomm, Inc	169,956
1,700	Radian Group, Inc	96,475
800	Rockwell Automation, Inc.	54,536
1,000	SanDisk Corp *	60,340
3,700	Schlumberger Ltd	425,500
1,600	SPX Corp	78,800
2,600	Target Corp	141,440
13,000	Texas Instuments, Inc	388,050
900	Transocean, Inc *	66,762
2,800	TXU Corp	146,692
2,600	United Technologies Corp	152,100
8,300	UnitedHealth Group, Inc	483,309
1,500	United Parcel Service-Class B	112,065
4,200	Valero Energy Corp	225,918
3,800	Walgreen Co	170,468
1,168	Weatherford International Ltd *	50,364
3,500	WellPoint, Inc *	268,765
2,200	Whole Foods Market, Inc	140,536
3,700	Wyeth	184,260
3,600	Yahoo! Inc *	115,416
		22,473,412
	TOTAL COMMON STOCKS (COST $42,924,987)	51,208,858

See accompanying notes to the financial statements.

12

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)

	PREFERRED STOCKS — 0.3%
	Germany — 0.3%
3,215	Volkswagen AG 2.82%	165,668
	TOTAL PREFERRED STOCKS (COST $89,428)	165,668
	SHORT-TERM INVESTMENT(S) — 2.1%
1,100,000	Dresdner Bank AG - Time Deposit 4.55% due 3/01/06	1,100,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $1,100,000)	1,100,000
	TOTAL INVESTMENTS — 100.5% (Cost $44,114,415)	52,474,526
	Other Assets and Liabilities (net) — (0.5%)	(279,103)
	TOTAL NET ASSETS — 100.0%	$52,195,423

See accompanying notes to the financial statements.

13

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency		Value	Net Unrealized Appreciation (Depreciation)
Buys
	5/26/06	CAD	315,296	$278,080	$3,670
	5/26/06	CHF	1,176,080	904,335	(5,337)
	5/26/06	HKD	1,241,488	160,242	(72)
	5/26/06	JPY	351,061,200	3,067,294	59,779
	5/26/06	NOK	8,057,928	1,200,640	6,831
	5/26/06	NZD	493,006	324,470	(1,592)
	5/26/06	SEK	9,227,259	1,173,695	(2,896)
	5/26/06	SGD	2,305,560	1,425,392	9,201
					$69,584
Sales
	5/26/06	AUD	1,662,141	$1,231,987	$(9,316)
	5/26/06	EUR	1,967,683	2,357,740	(8,043)
	5/26/06	GBP	872,301	1,531,299	(15,516)
	5/26/06	HKD	5,307,592	685,064	(46)
	5/26/06	JPY	99,178,440	866,543	(11,888)
					$(44,809)

See accompanying notes to the financial statements.

14

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
	Buys
1	S&P 500	March 2006	$320,600	$2,896
2	TOPIX	March 2006	286,467	6,503
				$9,399
	Sales
1	DAX	March 2006	$172,974	$(14,339)
5	FTSE	March 2006	505,575	(779)
				$(15,118)

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

As February 28, 2006, 49.0% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.

15

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $44,114,415) (Note 2)	$52,474,526
Foreign currency, at value (cost $31,127) (Note 2)	31,302
Dividends and interest receivable	74,766
Foreign taxes receivable	8,398
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	79,481
Receivable for variation margin on open futures contracts (Note 2)	9,939
Receivable for expenses reimbursed by Manager (Note 3)	14,598
Total assets	52,693,010
Liabilities:
Due to custodian	345,131
Payable to affiliate for (Note 3):
Management fee	18,688
Shareholder service fee	5,964
Trustees and Chief Compliance Officer fees	77
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	54,706
Accrued expenses	73,021
Total liabilities	497,587
Net assets	$52,195,423
Net assets consist of:
Paid-in capital	$38,514,753
Distributions in excess of net investment income	(106,243)
Accumulated net realized gain	5,407,808
Net unrealized appreciation	8,379,105
$52,195,423
Net assets attributable to:
Class III shares	$52,195,423
Shares outstanding:
Class III	2,076,927
Net asset value per share:
Class III	$25.13

See accompanying notes to the financial statements.

16

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $94,067)	$1,255,996
Interest (including securities lending income of $18,043)	63,518
Total investment income	1,319,514
Expenses:
Management fee (Note 3)	306,328
Shareholder service fee – Class III (Note 3)	97,764
Custodian and fund accounting agent fees	123,716
Transfer agent fees	27,550
Audit and tax fees	53,655
Legal fees	1,056
Trustees fees and related expenses (Note 3)	1,571
Registration fees	7,426
Miscellaneous	7,071
Total expenses	626,137
Fees and expenses reimbursed by Manager (Note 3)	(219,840)
Net expenses	406,297
Net investment income (loss)	913,217
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	6,819,150
Closed futures contracts	(134,576)
Foreign currency, forward contracts and foreign currency related transactions	(688,883)
Net realized gain (loss)	5,995,691
Change in net unrealized appreciation (depreciation) on:
Investments	1,796,355
Open futures contracts	(25,993)
Foreign currency, forward contracts and foreign currency related transactions	(53,872)
Net unrealized gain (loss)	1,716,490
Net realized and unrealized gain (loss)	7,712,181
Net increase (decrease) in net assets resulting from operations	$8,625,398

See accompanying notes to the financial statements.

17

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Period from July 20, 2004 (commencement of operations) through February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$913,217	$379,276
Net realized gain (loss)	5,995,691	398,821
Change in net unrealized appreciation (depreciation)	1,716,490	6,662,615
Net increase (decrease) in net assets from operations	8,625,398	7,440,712
Distributions to shareholders from:
Net investment income
Class III	(295,069)	(678,209)
Net realized gains
Class III	(1,412,162)	—
	(1,707,231)	(678,209)
Net share transactions (Note 7):
Class III	(12,748,277)	51,197,188
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	65,842	—
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	(12,682,435)	51,197,188
Total increase (decrease) in net assets	(5,764,268)	57,959,691
Net assets:
Beginning of period	57,959,691	—
End of period (including distributions in excess of net investment income of $106,243 and $62,457, respectively)	$52,195,423	$57,959,691

See accompanying notes to the financial statements.

18

GMO Global Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28,
	2006	2005(a)
Net asset value, beginning of period	$22.67	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.33	0.15
Net realized and unrealized gain (loss)	2.72	2.79
Total from investment operations	3.05	2.94
Less distributions to shareholders:
From net investment income	(0.10)	(0.27)
From net realized gains	(0.49)	—
Total distributions	(0.59)	(0.27)
Net asset value, end of period	$25.13	$22.67
Total Return(b)	13.61%	14.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$52,195	$57,960
Net expenses to average daily net assets	0.62%	0.62	%*
Net investment income to average daily net assets	1.40%	1.17	%*
Portfolio turnover rate	53%	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.34%	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	—	(c)

(a)  Period from July 20, 2004 (commencement of operations) through February 28, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

19

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Global Growth Fund (the "Fund"), which commenced operations on July 20, 2004, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks a high total return through investing primarily in equity securities of both U.S. and non-U.S. issuers. The Fund's benchmark is the S&P/Citigroup (f/k/a Salomon Smith Barney) Primary Market Index ("PMI") World Growth Style Index.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

20

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures Contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the

21

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

22

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

23

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. As of February 28, 2006, 99.9% of the Fund was held by a non-U.S. shareholder.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $1,128,306 and $678,209, respectively and long-term capital gains – $578,925 and $0, respectively.

24

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $682,710 and $4,787,628 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$44,264,278	$9,474,506	$(1,264,258)	$8,210,248

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(661,934)	$661,934	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

25

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Purchase and redemption of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.30% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transactions costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the periods ended February 28, 2006 and February 28, 2005, the Fund received $280 and $0 in purchase premiums and $65,562 and $0 in redemption fees, respectively.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.47% of average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $1,167 and $431, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $33,149,136 and $47,414,234, respectively.

26

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related party

As of February 28, 2006, 99.9% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 99.9% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Period from July 20, 2004 (commencement of operations) through February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	332,529	$7,529,187	2,530,994	$50,620,710
Shares issued to shareholders in reinvestment of distributions	69,037	1,642,031	26,085	576,478
Shares repurchased	(881,718)	(21,919,495)	—	—
Purchase premiums and redemption fees	—	65,842	—	—
Net increase (decrease)	(480,152)	$(12,682,435)	2,557,079	$51,197,188

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

28

GMO Global Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1	) Actual	0.62%	$1,000.00	$1,089.20	$3.21
2) Hypothetical		0.62%	$1,000.00	$1,021.72	$3.11

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Global Growth Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $94,067 and recognized foreign source income of $959,398.

The Fund's distributions to shareholders include $578,925 from long-term capital gains.

For taxable, non-corporate shareholders, 75.98% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 37.85% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $16,169 and $677,407, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005) , Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present) ; Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Inflation Indexed Bond Fund returned +2.6% for the fiscal year ended February 28, 2006, as compared to +3.2% for the Lehman Brothers U.S. Treasury TIPS Index.

The Fund underperformed the benchmark by 0.6% during the fiscal year. Curve positioning was attributable for much of the underperformance during the time period.

Real (inflation-adjusted) yields on Treasury Inflation-Protected Securities (TIPS) as of February 28, 2006 are around 2%. In addition to inflation-indexed bonds issued by the U.S. Treasury Department, the Fund holds inflation-indexed bonds issued by various U.S. Government agencies. While the Fund is permitted to own securities of foreign countries that are not in the benchmark, as of February 28, 2006, the portfolio is entirely invested in the United States. In addition, the Fund maintained an interest rate exposure quite similar to that of its benchmark. At fiscal year end, approximately 98% of the debt obligations held are AAA-rated and the remaining 2% are A-rated.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	113.0%
Short-Term Investment(s)	0.5
Mutual Fund	0.1
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Swaps	0.0
Futures	0.0
Reverse Repurchase Agreements	(14.0)
Other	0.4
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value	Description	Value ($)
	DEBT OBLIGATION(S) — 96.5%
	United States — 96.5%
	Corporate Debt — 1.9%
13,850,000	JP Morgan & Co. Series MTN, Variable Rate, CPI + 4.00%, 6.80%, due 02/15/12	14,424,775
	U.S. Government — 94.6%
21,433,400	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/13 (a)	21,282,696
41,155,135	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/16 (a)	41,148,705
31,734,080	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (a)	31,922,501
34,682,790	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	45,309,814
19,755,450	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	26,978,536
17,178,594	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a)	17,785,213
11,401,615	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	12,062,552
1,754,835	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a)	1,910,302
113,247,730	U.S. Treasury Inflation Indexed Note, 0.88%, due 04/15/10 (a)	108,558,566
237,362,103	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (a) (b)	237,399,191
21,406,100	U.S. Treasury Inflation Indexed Note, 2.00%, due 07/15/14 (a)	21,422,824
63,910,220	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15 (a)	61,972,942
28,333,760	U.S. Treasury Inflation Indexed Note, 1.88%, due 07/15/15 (a)	28,059,277
63,591,780	U.S. Treasury Inflation Indexed Note, 2.38%, due 01/15/25 (a)	67,566,266
		723,379,385
	Total United States	737,804,160
	TOTAL DEBT OBLIGATION(S) (COST $744,872,329)	737,804,160

See accompanying notes to the financial statements.

2

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	MUTUAL FUNDS — 17.1%
	Affiliated Issuer(s) — 17.1%
5,104,995	GMO Short-Duration Collateral Fund	130,687,876
28,918	GMO Special Purpose Holding Fund	237,997
	TOTAL MUTUAL FUNDS (COST $130,675,192)	130,925,873
	TOTAL INVESTMENTS — 113.6% (Cost $875,547,521)	868,730,033
	Other Assets and Liabilities (net) — (13.6%)	(104,249,732)
	TOTAL NET ASSETS — 100.0%	$764,480,301

See accompanying notes to the financial statements.

3

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Reverse Repurchase Agreement

Face Value	Description	Market Value
$106,687,670	Barclays Bank, 4.44%*, dated 2/3/06, to be repurchased on demand by Barclays Bank, at face value, plus accrued interest.	$107,029,781
Average balance outstanding		$102,260,979
Average interest rate		3.37%
Maximum balance outstanding		$174,978,515
Average shares outstanding		45,820,319
Average balance per share outstanding		2.23

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

* Represents the current interest rate for a variable rate security.

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive		Net Unrealized Appreciation (Depreciation)
8,000,000	USD	8/31/2006	JP Morgan Chase Bank	1 month LIBOR–	Lehman TIPS
				0.08%	1	Y-10Y	$0

Notes to Schedule of Investments:

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

TIPS - Treasury Inflation Protected Securities

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

See accompanying notes to the financial statements.

4

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $744,872,329) (Note 2)	$737,804,160
Investments in affiliated issuers, at value (cost $130,675,192) (Notes 2 and 8)	130,925,873
Cash	188,032
Receivable for Fund shares sold	12,220,500
Interest receivable	2,557,771
Receivable for expenses reimbursed by Manager (Note 3)	26,290
Total assets	883,722,626
Liabilities:
Payable for investments purchased	12,000,000
Payable to affiliate for (Note 3):
Management fee	53,146
Shareholder service fee	79,719
Trustees and Chief Compliance Officer fees	1,410
Payable for reverse repurchase agreements (Note 2)	107,029,781
Accrued expenses	78,269
Total liabilities	119,242,325
Net assets	$764,480,301
Net assets consist of:
Paid-in capital	$773,062,508
Distributions in excess of net investment income	(6,635,659)
Accumulated net realized gain	4,870,940
Net unrealized depreciation	(6,817,488)
$764,480,301
Net assets attributable to:
Class III shares	$764,480,301
Shares outstanding:
Class III	68,849,501
Net asset value per share:
Class III	$11.10

See accompanying notes to the financial statements.

5

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest	$24,411,624
Dividends from affiliated issuers (Note 8)	2,237,995
Total investment income	26,649,619
Expenses:
Management fee (Note 3)	524,634
Shareholder service fee – Class III (Note 3)	786,951
Custodian, fund accounting agent and transfer agent fees	189,688
Audit and tax fees	37,279
Legal fees	7,492
Trustees fees and related expenses (Note 3)	9,848
Registration fees	4,202
Interest expense (Note 2)	3,613,441
Miscellaneous	10,182
Total expenses	5,183,717
Fees and expenses reimbursed by Manager (Note 3)	(242,709)
Net expenses	4,941,008
Net investment income (loss)	21,708,611
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,544,550
Investments in affiliated issuers	453,690
Realized gains distributions from affiliated issuers (Note 8)	256,478
Closed futures contracts	878,777
Closed swap contracts	(239,500)
Net realized gain (loss)	8,893,995
Change in net unrealized appreciation (depreciation) on:
Investments	(12,504,947)
Open futures contracts	(376,470)
Net unrealized gain (loss)	(12,881,417)
Net realized and unrealized gain (loss)	(3,987,422)
Net increase (decrease) in net assets resulting from operations	$17,721,189

See accompanying notes to the financial statements.

6

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$21,708,611	$25,845,054
Net realized gain (loss)	8,893,995	26,250,795
Change in net unrealized appreciation (depreciation)	(12,881,417)	(21,893,210)
Net increase (decrease) in net assets from operations	17,721,189	30,202,639
Distributions to shareholders from:
Net investment income
Class III	(28,441,726)	(26,930,343)
Net realized gains
Class III	(8,798,710)	(27,466,011)
Return of capital
Class III	(685,212)	—
	(37,925,648)	(54,396,354)
Net share transactions (Note 7):
Class III	76,459,831	316,804,831
Total increase (decrease) in net assets	56,255,372	292,611,116
Net assets:
Beginning of period	708,224,929	415,613,813
End of period (including distributions in excess of net investment income of $6,635,659 and $11,331, respectively)	$764,480,301	$708,224,929

See accompanying notes to the financial statements.

7

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Statement of Cash Flows For the Year Ended February 28, 2006

Cash flows from operating activities:
Net investment income	$21,708,611
Net accretion of investments	(11,058,255)
10,650,356
Investments purchased	(765,649,885)
Investments sold	781,966,208
Short-term investments, net	2,380,535
18,696,858
Realized gain distributions from affiliated issuers	256,478
Changes in assets and liabilities:
(Increase) decrease in interest receivable	199,650
(Increase) decrease in receivable for fund shares sold	(11,935,500)
(Increase) decrease in receivable for variation margin on open futures contracts	187,875
(Increase) decrease in receivable for expenses reimbursed by Manager	9,942
Increase (decrease) in payable for Fund shares repurchased	(330,000)
Increase (decrease) in payable for securities purchased	12,000,000
Increase (decrease) in payable to affiliate for:
Management Fee	(1,603)
Trustees and Chief Compliance Officer fees	128
Shareholder service fee	(2,405)
Increase (decrease) in accrued expenses	(48,546)
Net realized and unrealized gain on swaps and futures contracts	262,807
Net cash provided (used in) operating activities	29,946,040
Cash flows from financing activities*
Proceeds from shares sold	432,094,002
Shares redeemed	(391,388,123)
Cash distributions paid	(2,171,696)
Increase (decrease) in payable for reverse repurchase agreements	(68,292,191)
Net cash provided (used in) financing activities	(29,758,008)
Net increase in cash	188,032
Cash and cash equivalents, beginning of period	—
Cash and cash equivalents, end of period	$188,032
*Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$35,753,952

See accompanying notes to the financial statements.

8

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$11.53	$12.02	$11.72	$10.81	$10.64
Income (loss) from investment operations:
Net investment income (loss)	0.47 †	0.50 †	0.30	0.51	0.30
Net realized and unrealized gain (loss)	(0.16)	(0.05)	0.56	1.25	0.29
Total from investment operations	0.31	0.45	0.86	1.76	0.59
Less distributions to shareholders:
From net investment income	(0.56)	(0.45)	(0.33)	(0.56)	(0.37)
From net realized gains	(0.17)	(0.49)	(0.23)	(0.29)	(0.05)
From return of capital	(0.01)	—	—	—	—
Total distributions	(0.74)	(0.94)	(0.56)	(0.85)	(0.42)
Net asset value, end of period	$11.10	$11.53	$12.02	$11.72	$10.81
Total Return(a)	2.64%	3.83%	7.54%	16.67%	5.66%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$764,480	$708,225	$415,614	$278,088	$149,274
Net operating expenses to average daily net assets	0.25%	0.25%	0.25%	0.25%	0.25%
Interest expense to average daily net assets(b)	0.69%	0.26%	0.13%	0.15%	0.17%
Total net expenses to average daily net assets(c)	0.94%	0.51%	0.38%	0.40%	0.42%
Net investment income to average daily net assets	4.14%	4.17%	3.49%	4.55%	4.15%
Portfolio turnover rate	118%	161%	57%	75%	40%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.05%	0.06%	0.06%	0.09%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Inflation Indexed Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investments in securities that are indexed or otherwise "linked" to general measures of inflation in the country of issue ("inflation indexed bonds") and other funds of the Trust ("underlying fund(s)") primarily GMO Short-Duration Collateral Fund. The Fund's benchmark is the Lehman Brothers U.S. Treasury TIPS Index.

Inflation indexed bonds issued by the U.S. Treasury are fixed income securities whose principal value is periodically adjusted according to the rate of U.S. inflation. Inflation indexed bonds issued by a foreign government are generally adjusted to reflect a comparable local inflation index.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued

10

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 7.1% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $180,361 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $1,004,016 in conjunction with that settlement. Those settlement proceeds received in April 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future

11

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

12

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

13

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expense. As of February 28, 2006, the Fund had entered into reverse repurchase agreements having a market value plus accrued interest of $107,029,781, collateralized by securities with a market value of $108,935,590. See the Schedule of Investments for open reverse repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Statement of cash flows

The cash amounts shown in the Statement of Cash Flows are the amounts reported as cash in the Fund's Statement of Assets and Liabilities and represent cash on hand at its custodian as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund is seeking consent from the Internal Revenue Service to change its tax year-end from February 28/29, to December 31, effective December 31, 2005. The Fund is making this request, in consideration of both the nature of its investments and its above-noted intentions with regard to distributions,

14

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

as well as coordinating its distributions for excise and income tax purposes. Accordingly the financial statements and related disclosures consider an expected change to the Fund's tax year-end.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended December 31, 2005 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $28,441,726 and $30,834,668, respectively, long-term capital gains – $0 and $23,561,686, respectively, and return of capital – $685,212 and $0, respectively.

The Fund's net investment income distributed to shareholders exceeded net investment income (loss), as disclosed in the Statement of Operations. The Fund made such distributions based on its estimated undistributed taxable ordinary income through December 31, 2005 (of which certain amounts were reversed, due to an absolute decline in the related inflation index), in accordance with the excise tax rules.

As of December 31, 2005, the Fund elected to defer to January 1, 2006 post-October capital losses of $410,720.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$870,124,238	$7,292,087	$(8,686,292)	$(1,394,205)

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2005. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$108,787	$(4,924,406)	$4,815,619

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

15

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.10% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.001%	0.000%	0.002%	0.003%

16

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $5,219 and $3,556, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$610,786,890	$649,566,208
Investments (non-U.S. Government securities)	154,862,995	132,400,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 49.2% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2006, 0.1% of the Fund's shares were held by nineteen related parties comprised of certain GMO employee accounts, and 88.8% of the Fund's shares were held by accounts for which the Manager has investment discretion.

17

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	38,161,008	$432,094,002	29,549,567	$349,328,487
Shares issued to shareholders in reinvestment of distributions	3,172,282	35,753,952	4,444,888	51,765,262
Shares repurchased	(33,933,240)	(391,388,123)	(7,123,847)	(84,288,918)
Net increase (decrease)	7,400,050	$76,459,831	26,870,608	$316,804,831

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$107,322,039	$154,862,995	$132,400,000	$2,237,995	$—	$130,687,876
GMO Special Purpose Holding Fund	448,523	—	—	—	256,478	237,997	*
Totals	$107,770,562	$154,862,995	$132,400,000	$2,237,995	$256,478	$130,925,873

* After the effect of return of capital distributions of $159,419 on April 5, 2005 and $40,293 on February 21, 2006, respectively.

18

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and cash flows and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

19

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.01%	$1,000.00	$993.60	$4.99
2) Hypothetical	1.01%	$1,000.00	$1,019.79	$5.06

*  Expenses are calculated using the Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

20

GMO Inflation Indexed Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended December 31, 2005

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended December 31, 2005, $23,445,461 and $3,254,781, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

Note Concerning Prior Distribution:

Because adjustments on inflation indexed securities affect, for accounting purposes, the amount of income generated by such securities, subsequent changes in relevant inflation indices may result in adjustments of the Fund's income calculated for a given period. This occurred for the Fund when various inflation indices decreased subsequent to when distributions were made for the calendar year 2005. Of the $.434 net dividend income per share distributed on December 27, 2005, subsequent absolute declines in inflation indices now suggest that for accounting purposes $685,212, of such distribution (3.10%) was not derived from net investment income or net profits.

21

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

22

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

23

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Fund returned +19.1% for the fiscal year ended February 28, 2006, as compared to +17.4% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the fiscal year.

Fair value pricing of the Fund subtracted 0.1% from returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned +19.2% for the fiscal year.

Stock selection added 1.6% to returns for the fiscal year. Stock selection was positive in Japan and the United Kingdom.

Country selection outperformed the MSCI EAFE Index by 0.1%. The largest positive contribution to country selection came from an overweight position in Japan, which added 0.2%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Performance for Classes II, IV and M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.1%
Preferred Stocks	0.8
Rights and Warrants	0.0
Short-Term Investment(s)	4.1
Other	1.0
100.0%
Country Summary	% of Equity Investments
Japan	28.9%
United Kingdom	23.8
Germany	10.5
France	5.4
Netherlands	4.4
Italy	3.7
Switzerland	3.4
Spain	3.2
Hong Kong	1.9
Australia	1.9
Ireland	1.4
Norway	1.3
Taiwan	1.3
Belgium	1.2
Finland	1.1
Singapore	1.1
South Korea	1.1
Sweden	0.8
Brazil	0.8
Austria	0.7
Denmark	0.5
New Zealand	0.3
India	0.3
Chile	0.2
Malaysia	0.2
Thailand	0.2
Indonesia	0.2
Canada	0.1
Philippines	0.1
Mexico	0.0
100.0%

1

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	29.4%
Consumer Discretionary	15.9
Industrials	15.8
Consumer Staples	6.9
Energy	6.7
Telecommunication Services	6.5
Materials	5.5
Utilities	5.3
Health Care	4.4
Information Technology	3.6
100.0%

2

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 94.1%
	Australia — 1.8%
1,080,000	Amcor Ltd	5,930,050
287,000	Commonwealth Bank of Australia	9,527,312
5,236,600	Foster's Group Ltd	21,079,355
1,054,125	Multiplex Group	2,470,632
1,186,650	National Australia Bank Ltd	32,207,894
16,477,000	SP AusNet *	16,210,279
656,551	TABCORP Holdings Ltd	7,380,926
4,005,586	Telstra Corp Ltd	11,398,123
514,027	Westpac Banking Corp	8,976,418
945,341	Woolworths Ltd	12,874,818
		128,055,807
	Austria — 0.7%
183,900	Erste Bank Der Oesterreichischen Sparkassen AG	11,178,701
29,330	Flughafen Wien AG	2,365,502
344,400	OMV AG	21,359,427
385,500	Telekom Austria AG	8,817,657
131,530	Wienerberger AG	6,098,271
		49,819,558
	Belgium — 1.1%
192,990	Belgacom SA	5,801,140
24,087	CIE Francois d' Enterprises	22,965,519
281,495	Fortis	10,027,206
52,985	Groupe Bruxelles Lambert SA	5,816,107
214,565	KBC Groep NV	22,399,833
72,092	Solvay SA	7,976,078
103,459	UCB SA	4,900,495
		79,886,378

See accompanying notes to the financial statements.

3

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Brazil — 0.7%
90,800	All America Latina Logistica	4,981,493
1,709,500	Companhia de Concessoes Rodoviarias	16,141,029
47,700	Gafisa SA GDR 144A *	1,105,209
482,300	Tam SA	10,890,645
349,500	Tractebel Energia SA	2,872,039
116,900	Unibanco-Uniao de Bancos Brasileiros SA GDR	10,281,355
71,600	Universo Online SA *	529,371
		46,801,141
	Canada — 0.1%
220,100	KAP Resources Ltd * (a)	1,937
1,209,500	QLT Inc * (b)	8,620,661
		8,622,598
	Chile — 0.2%
728,000	Inversiones Aguas Metropolitanas SA ADR 144A *	14,123,200
	Denmark — 0.5%
999,200	Danske Bank A/S	35,628,502
	Finland — 1.1%
330,800	Jaakko Poyry Group Oyj	13,784,585
1,141,250	Nokian Renkaat Oyj (b)	18,161,103
327,900	Ramirent Oyj	10,018,657
491,900	UPM-Kymmene Oyj	10,436,112
844,300	Uponor Oyj	22,094,972
		74,495,429
	France — 5.1%
48,260	Accor SA	2,900,367
163,400	Arcelor	5,970,852
113,340	Assurances Generales de France	11,773,632
467,440	Axa	16,527,875
107,905	BIC SA	6,582,037
382,371	BNP Paribas	35,387,249

See accompanying notes to the financial statements.

4

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	France — continued
142,996	Cie de Saint-Gobain	9,539,831
189,717	Credit Agricole SA	6,929,570
29,410	Etablissements Economiques du Casino Guichard-Perrachon SA (b)	1,833,214
596,192	France Telecom SA	13,024,806
107,676	Groupe Danone	12,384,227
17,475	Guyenne et Gascogne SA (b)	1,779,773
94,492	Imerys SA (b)	8,071,038
76,278	Lafarge SA	7,979,841
128,166	Lagardere S.C.A.	9,907,896
118,800	L'Oreal SA	10,503,952
83,100	M6-Metropole Television	2,499,204
163,104	Michelin SA Class B	9,949,693
30,083	Pernod-Ricard	5,148,291
265,272	Peugeot SA	15,464,664
80,300	Publicis Groupe	3,063,708
216,733	Sanofi-Aventis	18,449,448
101,964	Schneider Electric SA	10,418,975
24,831	Sequana Capital	698,280
55,400	Societe Generale	7,845,407
137,852	Suez Lyon des Eaux VVPR Strip *	1,643
1,355,072	Suez SA	49,768,930
102,440	Technip SA	6,155,687
108,114	Thales SA	4,925,832
197,500	Total SA	49,671,007
115,031	Wendel Investissement	13,165,607
		358,322,536
	Germany — 9.3%
284,895	Adidas-Salomon AG	55,676,422
485,791	Allianz AG (Registered)	78,457,730
212,900	Bayerische Motoren Werke AG	10,235,068
605,510	Commerzbank AG	22,124,331
110,820	Continental AG	11,392,748
1,254,481	DaimlerChrysler AG (Registered)	69,708,493
758,600	Depfa Bank Plc	12,648,551

See accompanying notes to the financial statements.

5

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — continued
151,100	Deutsche Bank AG (Registered)	16,716,460
2,353,923	Deutsche Lufthansa AG (Registered)	38,784,391
915,900	Deutsche Post AG (Registered)	23,831,906
3,851,838	Deutsche Telekom (Registered)	60,866,747
170,170	Fraport AG (b)	13,002,939
311,818	Heidelberger Druckmaschinen (b)	13,388,027
525,900	Metro AG	28,013,095
476,474	Muenchener Rueckversicherungs AG (Registered)	64,683,632
1,024,837	Siemens AG (Registered)	94,252,588
594,300	TUI AG (b)	11,737,494
348,350	Volkswagen AG (b)	24,395,544
		649,916,166
	Hong Kong — 1.8%
2,296,600	Bank of East Asia Ltd	7,853,597
5,200,500	China Netcom Group	9,233,721
7,750,000	China Resources Power Holdings Co	5,164,635
7,991,000	Hang Lung Properties Ltd	14,301,788
2,585,000	Henderson Land Development Co Ltd	13,765,819
6,746,000	Hopewell Highway Infrastructure Ltd	5,341,826
2,702,500	Jardine Strategic Holdings Ltd	31,038,483
2,385,507	Kerry Properties Ltd	7,596,914
812,000	Swire Pacific Ltd Class A	7,752,921
7,737,500	Swire Pacific Ltd Class B	14,068,010
553,500	Wing Hang Bank Ltd	4,262,718
2,488,000	Yue Yuen Industrial Holdings	7,682,048
		128,062,480
	India — 0.3%
3,066,205	Arvind Mills Ltd	6,825,313
2,690,400	India Cements Ltd *	8,524,281
1,428,000	Jain Irrigation Systems Ltd *	7,221,197
1,897,489	Mirc Electronics Ltd	834,351
		23,405,142

See accompanying notes to the financial statements.

6

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Indonesia — 0.1%
15,605,000	Telekomunikasi Indonesia Tbk PT	10,325,307
	Ireland — 1.4%
1,849,840	Allied Irish Banks Plc	44,191,211
1,892,770	Bank of Ireland	33,672,729
266,927	CRH Plc	8,755,661
425,300	Grafton Group Plc *	5,223,470
224,000	Irish Life & Permanent Plc	4,936,377
		96,779,448
	Italy — 3.4%
675,200	Alleanza Assicurazioni SPA (b)	8,357,580
264,531	Assicurazioni Generali SPA	9,489,371
1,500,528	Banca Intesa SPA	8,865,727
969,623	Banca Intesa SPA - Di RISP	5,331,300
941,124	Banca Monte dei Paschi di Siena SPA (b)	4,867,872
267,554	Buzzi Unicem SPA	5,535,779
3,380,935	Enel SPA	28,130,668
2,260,121	ENI SPA	64,612,583
833,510	Fiat SPA * (b)	9,023,030
460,020	Finmeccanica SPA	10,066,025
221,146	Grouppo Editoriale L'Espresso (b)	1,134,893
512,470	Italcementi SPA - Di RISP	7,304,167
58,000	Pagnossin SPA * (b)	60,160
829,300	Snam Rete Gas SPA	3,641,540
9,299,276	Telecom Italia Di RISP	21,366,514
11,311,498	Telecom Italia SPA	30,383,133
3,116,382	UniCredito Italiano SPA	22,666,567
		240,836,909
	Japan — 27.4%
313,700	Aisin Seiki Co Ltd	11,132,866
850,000	Asahi Breweries	11,488,903
1,009,600	Astellas Pharma Inc	38,975,895

See accompanying notes to the financial statements.

7

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
956,000	Bridgestone Corp	18,642,916
928,000	Canon Inc	57,940,659
891	Central Japan Railway Co	8,725,535
1,283,700	Chubu Electric Power Co Inc	34,027,105
1,079,000	Daikin Industries Ltd	35,903,727
1,678,000	Daimaru Inc	22,565,568
815,000	Daiwa House Industry Co Ltd	13,043,859
3,676,000	Daiwa Securities Co Ltd	43,642,045
1,550,600	Denso Corp	56,566,510
5,928	East Japan Railway Co	42,171,217
719,100	Eisai Co Ltd	33,256,471
254,700	Fanuc Ltd	21,477,572
3,179,000	Fujitsu Ltd	25,330,532
803,900	Honda Motor Co Ltd	46,956,032
505,800	Hoya Corp	20,067,189
807,700	Isetan Co Ltd (b)	14,616,017
2,928,000	Isuzu Motors Ltd (b)	10,082,423
5,548,000	Itochu Corp	46,112,308
488,200	Japan Synthetic Rubber Co Ltd	14,377,395
512	Japan Tobacco Inc	8,796,311
1,055,200	JFE Holdings Inc	38,893,564
1,037,020	JTEKT Corp	19,643,699
616,000	Kaneka Corp	8,107,195
1,038,000	Kao Corp	28,194,633
7,527	KDDI Corp	38,660,962
1,726,000	Komatsu Ltd	30,609,883
103,718	Kose Corp	4,251,069
3,653,000	Kubota Corp	35,725,731
227,200	Lawson Inc	8,483,154
4,077,000	Matsushita Electric Industrial Co Ltd	85,736,931
2,112,200	Mitsubishi Corp	49,005,454
7,980,000	Mitsubishi Electric Corp	63,545,901
2,690,000	Mitsubishi Rayon Co Ltd	21,615,188
3,712	Mitsubishi Tokyo Financial Group Inc	55,113,365

See accompanying notes to the financial statements.

8

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
1,375,000	Mitsui Fudosan Co Ltd	28,562,167
2,881,000	Mitsui Mining & Smelting Co Ltd	19,469,358
1,234,000	Mitsui OSK Lines Ltd	8,997,659
8,641	Mizuho Financial Group Inc	68,879,294
299,000	Mori Seiki Co (b)	5,503,261
312,000	Nikko Cordial Corp	4,911,581
3,121,500	Nippon Mining Holdings Inc	23,310,830
995,000	Nishi Nippon City Bank Ltd	5,099,735
4,099,200	Nissan Motor Co	47,057,739
331	Nomura Real Estate Office Fund (REIT)	2,686,348
1,367,000	NTN Corp	10,134,790
245,200	Omron Corp	6,804,642
167,100	ORIX Corp	43,992,524
506	Sapporo Hokuyo Holdings Inc	5,459,125
416,500	Sega Sammy Holdings Inc	16,987,046
492,800	Seven & I Holdings Co Ltd	20,158,071
675,000	Sharp Corp	11,907,298
567,000	Shionogi and Co Ltd	7,818,511
2,598,000	Sumitomo Electric Industries Ltd	39,040,202
3,604,000	Sumitomo Heavy Industries Ltd	32,231,286
11,911	Sumitomo Mitsui Financial Group Inc	130,084,723
438,000	Sumitomo Realty & Development Co Ltd	10,179,290
534,300	Takeda Pharmaceutical Co Ltd	29,762,895
290,000	TDK Corp	20,088,791
1,721	The Tokyo Star Bank Ltd * (b)	5,902,440
74,900	Tokyo Electron Ltd	4,988,167
3,699,000	Tokyo Gas Co Ltd	16,841,598
100,600	Tokyo Seimitsu Co Ltd	5,861,275
1,230,000	Tokyo Tatemono Co Ltd	11,896,739
2,315,000	Toray Industries Inc	17,836,969
2,600,000	Tosoh Corp	13,658,471
2,224,000	Toyota Motor Corp	118,555,767
282,500	Ushio Inc	6,903,563
		1,925,057,939

See accompanying notes to the financial statements.

9

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Malaysia — 0.2%
1,282,000	IOI Corp Berhad	4,764,140
3,000,000	MISC Berhad	7,826,003
		12,590,143
	Mexico — 0.0%
65,400	Ternium SA ADR * (b)	1,540,170
	Netherlands — 4.2%
969,285	ABN Amro Holdings NV	28,245,707
1,089,409	Aegon NV	17,964,832
481,202	Akzo Nobel NV	24,428,498
626,650	Fortis NV	22,403,339
134,832	Fugro NV	5,042,426
1,244,454	Hagemeyer NV * (b)	5,008,342
139,274	Hal Trust (Participating Units) (b)	9,635,948
1,504,367	ING Groep NV	56,543,077
333,213	Koninklijke Ahold NV *	2,719,668
1,100,500	Koninklijke KPN NV	11,393,117
253,397	Koninklijke Wessanen NV	3,986,146
1,318,532	Philips Electronics NV	42,909,483
92,391	Philips Electronics NV ADR	3,004,555
359,307	TNT NV	11,687,752
102,523	Unilever NV	7,116,918
42,734	Univar NV	2,244,104
143,310	Van Ommeren Vopak NV	4,559,955
388,714	VNU NV	12,595,108
72,087	Wereldhave NV	7,684,979
648,219	Wolters Kluwer NV	14,221,078
		293,395,032
	New Zealand — 0.3%
394,477	Air New Zealand	336,454
1,073,119	Asian Growth Properties Ltd *	724,708
5,540,643	Telecom Corp of New Zealand	19,484,668
		20,545,830

See accompanying notes to the financial statements.

10

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Norway — 1.3%
978,398	Ekornes ASA	19,154,530
1,531,000	Norske Skogindustrier AS Class A	22,908,268
303,700	Orkla ASA	13,237,633
521,720	Prosafe ASA	25,883,101
252,700	Statoil ASA	6,471,336
		87,654,868
	Philippines — 0.1%
6,797,100	First General Corp *	5,916,238
	Singapore — 1.1%
4,390,000	ComfortDelgro Corp Ltd	4,447,361
2,248,880	DBS Group Holdings Ltd	22,619,089
1,106,000	Keppel Corp Ltd	9,505,056
15,664,000	People's Food Holdings Ltd	11,068,583
907,000	Singapore Airlines Ltd	8,231,982
4,756,220	Singapore Telecommunications	7,624,609
6,923,000	Unisteel Technology Ltd	10,680,408
		74,177,088
	South Korea — 1.0%
19,865	Hansol Paper Co	274,136
1,459,100	KT Corp ADR	29,794,822
297,000	Samsung Electro Mechanics Co Ltd *	12,213,931
221,510	Samsung SDI Co Ltd	19,572,661
30,620	SK Telecom Co Ltd	6,363,062
147,700	SK Telecom Co Ltd ADR	3,566,955
		71,785,567
	Spain — 3.0%
446,340	ACS Actividades de Construccion y Servicios SA	16,645,491
220,603	Altadis SA	9,250,193
1,756,392	Banco Bilbao Vizcaya Argentaria SA	35,719,094
684,315	Banco Popular Espanol SA	9,178,413

See accompanying notes to the financial statements.

11

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Spain — continued
1,552,932	Banco Santander Central Hispano SA	22,687,627
727,527	Endesa SA	24,361,427
154,600	Gas Natural SDG SA	4,702,730
516,593	Iberdrola SA	16,293,397
132,100	Inditex SA	4,741,914
124,750	Red Electrica de Espana	4,172,155
940,929	Repsol YPF SA	26,300,402
2,410,161	Telefonica SA	37,162,509
		211,215,352
	Sweden — 0.7%
606,090	Autoliv Inc SDR (b)	32,489,794
1,044,450	Lundin Mining Corp SDR *	19,199,612
		51,689,406
	Switzerland — 3.2%
66,900	Adecco SA	3,670,716
43,170	Baloise Holding Ltd	2,734,920
1,620	Bank Sarasin & Cie AG Class B (Registered)	3,765,472
2,822	Banque Cantonale Vaudoise	903,444
2,666	Belimo Holding AG (Registered)	1,787,382
20,560	Bobst Group AG (Registered)	877,869
90,460	Converium Holding AG *	996,636
441,250	Credit Suisse Group	24,438,715
9,335	Energiedienst Holding AG (Registered)	3,477,433
6,697	Forbo Holdings AG (Registered) *	1,692,276
8,262	Geberit AG (Registered)	7,495,952
141,905	Holcim Ltd	11,175,618
880	Jelmoli Holding AG (Bearer)	1,421,952
4,836	Jelmoli Holding AG (Registered)	1,569,144
102,120	Nestle SA (Registered)	30,023,654
408,284	Novartis AG (Registered)	21,970,998
93,700	Swatch Group AG	15,202,012
19,900	Swiss Life Holding	3,689,237

See accompanying notes to the financial statements.

12

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Switzerland — continued
504	Swiss National Insurance Co (Registered)	261,701
427,926	Swiss Reinsurance Co (Registered)	30,483,453
31,330	Swisscom AG (Registered) (b)	9,408,743
344,440	UBS AG (Registered)	36,595,126
18,941	Valora Holding AG *	3,848,922
42,841	Zurich Financial Services AG *	10,116,635
		227,608,010
	Taiwan — 1.2%
3,528,000	Benq Corp	3,461,127
13,272,000	Chinatrust Financial Holding Co	11,132,194
675,000	Chunghwa Telecom Co Ltd ADR	12,757,500
689,860	Compal Electronics GDR 144A	3,318,227
4,223,465	Compal Electronics Inc	3,928,491
7,770,000	E.Sun Financial Holdings Co Ltd	5,206,275
3,127,000	Fubon Financial Holding Co Ltd	2,793,375
147,300	Fubon Financial Holding Co Ltd GDR (Registered)	1,318,335
21,079,000	Sinopac Holdings Co	11,150,976
646,070	Standard Foods Corp	267,961
645,300	Taiwan Semiconductor Manufacturing Co Ltd ADR	6,278,769
41,380,091	United Microelectronics Corp	24,131,936
		85,745,166
	Thailand — 0.2%
32,380,000	Charoen Pokphand Foods Pcl (Foreign Registered) (a)	4,470,775
16,559,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (a)	4,569,920
3,117,000	Thai Airways International Pcl (Foreign Registered) (a)	3,380,554
		12,421,249
	United Kingdom — 22.6%
860,900	Amvescap Plc	8,132,216
513,200	Anglo American Plc	19,118,085
767,408	Associated British Foods Plc	11,772,408
764,800	AstraZeneca Plc	35,320,622

See accompanying notes to the financial statements.

13

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
2,216,616	Aviva Plc	30,669,077
209,372	AWG Plc	4,063,689
1,421,628	BAA Plc	19,945,432
7,388,910	BAE Systems Plc	54,390,362
5,772,417	Barclays Plc	67,612,336
896,942	BBA Group Plc	4,211,479
2,436,846	BG Group Plc	28,542,356
579,847	BHP Billiton Plc	9,744,724
253,500	BOC Group	6,704,916
437,062	Boots Group Plc	5,435,015
8,445,151	BP Plc	93,420,735
224,100	Brambles Industries Plc	1,619,311
501,600	British Energy Plc (Deferred Shares) * (a) (c)	—
804,676	British Sky Broadcasting Plc	7,132,361
8,501,501	BT Group Plc	30,663,047
414,370	Bunzl Plc	4,643,386
229,783	Burberry Group Plc	1,845,139
2,765,801	Cable & Wireless Plc	5,166,838
718,800	Cadbury Schweppes Plc	7,301,944
976,047	Cattle's Plc	5,937,336
5,022,457	Centrica Plc	25,583,926
3,297,000	Cobham Group Plc	9,820,567
2,245,100	Compass Group Plc	8,546,136
2,036,297	Diageo Plc	31,250,992
1,981,282	DSG International Plc	5,974,503
55,095	DX Services Plc	293,676
260,981	Filtrona Plc	1,373,040
526,698	FKI Plc	1,121,776
1,857,345	Gallaher Group Plc	28,780,245
3,214,499	GlaxoSmithKline Plc	81,645,115
647,914	GUS Plc	11,923,084
741,658	Hanson Plc	9,054,038
1,132,961	Hays Plc	2,938,064
3,510,547	HBOS Plc	65,377,283

See accompanying notes to the financial statements.

14

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
4,292,773	HSBC Holdings Plc	73,463,729
1,005,670	ICAP Plc	7,835,362
755,120	Imperial Chemical Industries Plc	4,453,422
1,104,418	Imperial Tobacco Group Plc	33,215,285
177,057	Intercontinental Hotels Group Plc	2,721,419
1,577,300	International Power Plc *	7,903,198
3,918,000	ITV Plc	7,451,921
1,483,269	J Sainsbury Plc	8,328,369
343,370	Johnson Matthey Plc	8,606,883
283,803	Kesa Electricals Plc	1,321,759
1,698,210	Kingfisher Plc	6,792,329
1,717,091	Ladbrokes Group	11,083,974
8,637,744	Legal & General Group Plc	19,724,179
4,319,420	Lloyds TSB Group Plc	41,959,735
49,738	Lonmin Plc	1,978,508
1,255,000	Matalan Plc	4,029,434
1,936,500	Misys Plc	7,967,908
402,128	Mitchells & Butlers Plc	2,791,724
1,781,554	National Grid Plc	18,731,706
180,132	Next Plc	5,210,022
633,700	Northern Rock Plc	12,519,426
1,133,000	Old Mutual Plc	3,730,142
1,205,500	Pearson Plc	14,972,618
617,017	Peninsular & Oriental Steam Navigation Co	5,583,960
1,471,606	Photo-Me International Plc	2,535,138
2,440,417	Prudential Plc	25,818,400
446,590	Reed Elsevier Plc	4,031,659
2,581,620	Rentokil Initial Plc	7,109,619
66,311	Resolution Plc	774,433
621,169	Reuters Group Plc	4,136,965
625,836	Rexam Plc	5,565,080
2,239,511	Royal & Sun Alliance Insurance Group	5,106,431
3,229,884	Royal Bank of Scotland Group	108,036,173
525,440	Royal Dutch Shell Group Class A	15,840,699

See accompanying notes to the financial statements.

15

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
489,000	Royal Dutch Shell Plc A Shares	14,701,747
1,812,597	Royal Dutch Shell Plc B Shares	56,988,935
1,283,000	Sage Group Plc	6,235,714
1,534,421	Scottish & Newcastle Plc	13,778,739
912,260	Scottish & Southern Energy Plc	18,373,922
1,549,700	Scottish Power Plc	15,852,206
773,363	Severn Trent Plc	15,637,971
665,100	Shire Pharmaceuticals Plc	10,389,035
635,595	Slough Estates Plc	6,786,714
597,432	Smith (David S.) Holdings Plc	1,862,426
1,097,400	South African Breweries Plc	21,812,178
100,000	SSL International Plc	572,749
282,734	Standard Chartered Plc	7,383,511
431,000	Stolt-Nielsen SA	13,367,346
1,154,549	Tesco Plc	6,841,917
226,228	TI Automotive Ltd Class A * (a)	—
948,246	Tomkins Plc	5,535,856
216,525	Travis Perkins Plc	5,634,391
340,847	Trinity Mirror Plc	3,448,809
1,182,332	Unilever Plc	12,164,835
901,112	United Utilities Plc	10,789,769
377,082	Viridian Group Plc	6,665,194
27,125,890	Vodafone Group Plc	51,973,298
280,066	Whitbread Plc	5,200,027
1,201,036	William Morrison Supermarkets	4,490,510
652,021	Wolseley Plc	16,175,034
2,291,250	Wood Group (John) Plc	9,537,683
746,400	WPP Group Plc	8,668,219
		1,589,275,603
	TOTAL COMMON STOCKS (COST $4,583,105,289)	6,615,698,262

See accompanying notes to the financial statements.

16

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.8%
	Brazil — 0.1%
602,400	Suzano Bahia Sul Papel e Celulose SA 0.64%	4,102,050
	France — 0.0%
21,058	Casino Guichard Perrachon SA 4.55%	1,134,059
	Germany — 0.7%
166,290	Henkel KGaA 1.46%	18,347,002
579,099	Volkswagen AG 2.82%	29,840,875
		48,187,877
	Italy — 0.0%
165,933	Fiat SPA *	1,432,432
76,871	IFI Istituto Finanziario Industries *	1,442,711
		2,875,143
	TOTAL PREFERRED STOCKS (COST $37,377,645)	56,299,129
	RIGHTS AND WARRANTS — 0.0%
	Thailand — 0.0%
2,759,833	Sino Thai Engineering & Construction Pcl Warrants, Expires 04/18/08 * (a)	92,914
	TOTAL RIGHTS AND WARRANTS (COST $215,949)	92,914

See accompanying notes to the financial statements.

17

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — 4.1%
155,184,995	Boston Global Investment Trust (d)	155,184,995
131,400,000	Dresdner Bank AG Time Deposit, 4.55%, due 03/01/06	131,400,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $286,584,995)	286,584,995
	TOTAL INVESTMENTS — 99.0% (Cost $4,907,283,878)	6,958,675,300
	Other Assets and Liabilities (net) — 1.0%	67,808,419
	TOTAL NET ASSETS — 100.0%	$7,026,483,719

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  All or a portion of this security is out on loan (Note 2).

(c)  Bankrupt issuer.

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2006, 92.2% of the Net Assets of the Fund was valued using fair valued prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

18

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $131,918,988 (cost $4,907,283,878) (Note 2)	$6,958,675,300
Foreign currency, at value (cost $186,443,890) (Note 2)	185,843,992
Receivable for investments sold	64,590,267
Receivable for Fund shares sold	172,759
Dividends and interest receivable	8,824,036
Foreign taxes receivable	1,079,567
Receivable for expenses reimbursed by Manager (Note 3)	286,025
Total assets	7,219,471,946
Liabilities:
Payable for investments purchased	25,631,174
Collateral on securities loaned (Note 2)	155,184,995
Payable for Fund shares repurchased	6,951,204
Due to custodian	227,563
Accrued capital gain and repatriation taxes payable (Note 2)	363,771
Payable to affiliate for (Note 3):
Management fee	3,200,716
Shareholder service fee	788,902
Administration fee – Class M	849
Trustees and Chief Compliance Officer fees	9,465
Payable for 12b-1 fee – Class M	2,184
Accrued expenses	627,404
Total liabilities	192,988,227
Net assets	$7,026,483,719

See accompanying notes to the financial statements.

19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006 — (Continued)

Net assets consist of:
Paid-in capital	$4,816,531,795
Distributions in excess of net investment income	(32,007,207)
Accumulated net realized gain	191,804,969
Net unrealized appreciation	2,050,154,162
$7,026,483,719
Net assets attributable to:
Class II shares	$1,213,447,282
Class III shares	$3,800,326,348
Class IV shares	$2,007,037,250
Class M shares	$5,672,839
Shares outstanding:
Class II	72,668,355
Class III	226,736,663
Class IV	119,704,047
Class M	338,579
Net asset value per share:
Class II	$16.70
Class III	$16.76
Class IV	$16.77
Class M	$16.75

See accompanying notes to the financial statements.

20

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $12,350,000)	$154,756,056
Interest (including securities lending income of $4,471,442)	9,875,723
Total investment income	164,631,779
Expenses:
Management fee (Note 3)	36,583,320
Shareholder service fee – Class II (Note 3)	2,141,583
Shareholder service fee – Class III (Note 3)	5,887,748
Shareholder service fee – Class IV (Note 3)	1,074,908
12b-1 fee – Class M (Note 3)	10,662
Administration fee – Class M (Note 3)	8,530
Custodian and fund accounting agent fees	2,705,594
Transfer agent fees	77,115
Audit and tax fees	75,389
Legal fees	101,830
Trustees fees and related expenses (Note 3)	114,983
Registration fees	99,815
Miscellaneous	170,352
Total expenses	49,051,829
Fees and expenses reimbursed by Manager (Note 3)	(3,158,864)
Net expenses	45,892,965
Net investment income (loss)	118,738,814
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax and CPMF tax of $655,984 and $63,864, respectively) (Note 2)	406,930,496
Foreign currency, forward contracts and foreign currency related transactions	(12,335,748)
Net realized gain (loss)	394,594,748
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $363,771) (Note 2)	628,142,477
Foreign currency, forward contracts and foreign currency related transactions	(3,093,818)
Net unrealized gain (loss)	625,048,659
Net realized and unrealized gain (loss)	1,019,643,407
Net increase (decrease) in net assets resulting from operations	$1,138,382,221

See accompanying notes to the financial statements.

21

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$118,738,814	$90,861,700
Net realized gain (loss)	394,594,748	273,901,994
Change in net unrealized appreciation (depreciation)	625,048,659	548,944,432
Net increase (decrease) in net assets from operations	1,138,382,221	913,708,126
Distributions to shareholders from:
Net investment income
Class II	(21,424,856)	(20,351,355)
Class III	(83,505,010)	(77,653,151)
Class IV	(28,114,634)	(27,096,262)
Class M	(87,274)	(91,041)
Total distributions from net investment income	(133,131,774)	(125,191,809)
Net realized gains
Class II	(54,410,141)	(21,380,268)
Class III	(212,547,994)	(80,817,446)
Class IV	(65,893,966)	(27,299,080)
Class M	(237,365)	(75,925)
Total distributions from net realized gains	(333,089,466)	(129,572,719)
	(466,221,240)	(254,764,528)
Net share transactions (Note 7):
Class II	293,352,728	(79,831,540)
Class III	(282,786,170)	993,325,125
Class IV	697,266,022	104,840,700
Class M	1,658,096	(10,038,565)
Increase (decrease) in net assets resulting from net share transactions	709,490,676	1,008,295,720
Total increase (decrease) in net assets	1,381,651,657	1,667,239,318
Net assets:
Beginning of period	5,644,832,062	3,977,592,744
End of period (including distributions in excess of net investment income of $32,007,207 and $5,020,274, respectively)	$7,026,483,719	$5,644,832,062

See accompanying notes to the financial statements.

22

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$15.13	$13.29	$8.88	$9.94	$11.21
Income (loss) from investment operations:
Net investment income (loss)(a)	0.28	0.26	0.17	0.15	0.16
Net realized and unrealized gain (loss)	2.46	2.28	4.46	(1.03)	(1.20)
Total from investment operations	2.74	2.54	4.63	(0.88)	(1.04)
Less distributions to shareholders:
From net investment income	(0.33)	(0.34)	(0.22)	(0.18)	(0.11)
From net realized gains	(0.84)	(0.36)	—	—	(0.12)
Total distributions	(1.17)	(0.70)	(0.22)	(0.18)	(0.23)
Net asset value, end of period	$16.70	$15.13	$13.29	$8.88	$9.94
Total Return(b)	19.01%	19.40%	52.49%	(9.00)%	(9.37)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,213,447	$808,149	$781,448	$305,423	$100,127
Net expenses to average daily net assets	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income to average daily net assets	1.82%	1.92%	1.47%	1.54%	1.56%
Portfolio turnover rate	25%	23%	25%	22%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.08%	0.09%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$15.18	$13.34	$8.90	$9.95	$11.22
Income (loss) from investment operations:
Net investment income (loss)(a)	0.30	0.26	0.19	0.17	0.19
Net realized and unrealized gain (loss)	2.45	2.30	4.47	(1.04)	(1.23)
Total from investment operations	2.75	2.56	4.66	(0.87)	(1.04)
Less distributions to shareholders:
From net investment income	(0.33)	(0.36)	(0.22)	(0.18)	(0.11)
From net realized gains	(0.84)	(0.36)	—	—	(0.12)
Total distributions	(1.17)	(0.72)	(0.22)	(0.18)	(0.23)
Net asset value, end of period	$16.76	$15.18	$13.34	$8.90	$9.95
Total Return(b)	19.07%	19.41%	52.76%	(8.89)%	(9.33)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,800,326	$3,663,370	$2,260,046	$1,241,562	$1,049,456
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.97%	1.87%	1.67%	1.77%	1.88%
Portfolio turnover rate	25%	23%	25%	22%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.08%	0.09%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

24

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$15.18	$13.34	$8.90	$9.96	$11.22
Income (loss) from investment operations:
Net investment income (loss)(a)	0.31	0.28	0.19	0.18	0.20
Net realized and unrealized gain (loss)	2.47	2.28	4.48	(1.05)	(1.22)
Total from investment operations	2.78	2.56	4.67	(0.87)	(1.02)
Less distributions to shareholders:
From net investment income	(0.35)	(0.36)	(0.23)	(0.19)	(0.12)
From net realized gains	(0.84)	(0.36)	—	—	(0.12)
Total distributions	(1.19)	(0.72)	(0.23)	(0.19)	(0.24)
Net asset value, end of period	$16.77	$15.18	$13.34	$8.90	$9.96
Total Return(b)	19.22%	19.47%	52.84%	(8.92)%	(9.19)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,007,037	$1,169,805	$923,221	$207,858	$134,357
Net expenses to average daily net assets	0.69%	0.69%	0.70%	0.69%	0.69%
Net investment income to average daily net assets	1.98%	2.00%	1.65%	1.79%	1.97%
Portfolio turnover rate	25%	23%	25%	22%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.09%	0.09%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

25

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002†
Net asset value, beginning of period	$15.19	$13.25	$8.86	$9.93	$9.85
Income (loss) from investment operations:
Net investment income (loss)(a)	0.24	0.30	0.14	0.05	0.00	(b)
Net realized and unrealized gain (loss)	2.46	2.21	4.45	(0.93)	0.08
Total from investment operations	2.70	2.51	4.59	(0.88)	0.08
Less distributions to shareholders:
From net investment income	(0.30)	(0.21)	(0.20)	(0.19)	—
From net realized gains	(0.84)	(0.36)	—	—	—
Total distributions	(1.14)	(0.57)	(0.20)	(0.19)	—
Net asset value, end of period	$16.75	$15.19	$13.25	$8.86	$9.93
Total Return(c)	18.66%	19.18%	52.10%	(9.09)%	0.81	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,673	$3,508	$12,878	$4,449	$1
Net expenses to average daily net assets	1.05%	1.05%	1.05%	1.06%	1.05	%*
Net investment income to average daily net assets	1.56%	2.24%	1.23%	0.55%	0.35	%*
Portfolio turnover rate	25%	23%	25%	22%	22	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.06%	0.08%	0.10%	0.09	%*

(a)  Calculated using average shares outstanding throughout the period.

(b)  Net investment income earned was less than $.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Period from January 25, 2002 (commencement of operations) to February 28, 2002.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2002.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

26

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, and Far East).

Throughout the year ended February 28, 2006, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares, except Class M, is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Trust's prospectus.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many

27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after the close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts. Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $131,918,988, collateralized by cash in the amount of $155,184,995, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation (depreciation) on foreign securities of $363,771 for potential capital gains and repatriation taxes as of February 28, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2006, the Fund incurred $655,984 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 28, 2006, the Fund incurred $63,864 in CPMF tax which is included in net realized gain in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $156,919,958 and $125,191,809, respectively and long-term capital gains – $309,301,282 and $129,572,719, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $46,993,835 and $169,059,485 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,963,445,145	$2,048,520,459	$(53,290,304)	$1,995,230,155

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(12,593,973)	$12,593,973	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value attributable to its Class M shares. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class II, Class III

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

and Class IV only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.60% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $66,881 and $39,271, respectively. No remuneration is paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $1,659,162,169 and $1,470,822,316, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Related parties

As of February 28, 2006, less than 0.1% of the Fund's shares were held by fourteen related parties comprised of certain GMO employee accounts, and 0.6% of the Fund's shares were held by accounts for which the Manager has investment discretion.

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class II:	Shares	Amount	Shares	Amount
Shares sold	20,435,753	$315,944,888	9,864,921	$135,159,548
Shares issued to shareholders in reinvestment of distributions	4,621,131	70,186,396	2,677,947	39,124,025
Shares repurchased	(5,804,846)	(92,778,556)	(17,908,586)	(254,115,113)
Net increase (decrease)	19,252,038	$293,352,728	(5,365,718)	$(79,831,540)
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	54,877,217	$816,011,668	73,613,892	$1,012,049,726
Shares issued to shareholders in reinvestment of distributions	16,054,197	244,024,637	8,609,335	126,389,249
Shares repurchased	(85,541,651)	(1,342,822,475)	(10,356,779)	(145,113,850)
Net increase (decrease)	(14,610,237)	$(282,786,170)	71,866,448	$993,325,125
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	49,623,322	$800,078,517	6,486,623	$85,105,954
Shares issued to shareholders in reinvestment of distributions	5,715,726	87,337,578	3,345,917	49,084,746
Shares repurchased	(12,672,320)	(190,150,073)	(2,003,741)	(29,350,000)
Net increase (decrease)	42,666,728	$697,266,022	7,828,799	$104,840,700
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class M:	Shares	Amount	Shares	Amount
Shares sold	129,243	$1,984,452	304,303	$4,053,057
Shares issued to shareholders in reinvestment of distributions	21,242	324,639	11,731	166,966
Shares repurchased	(42,894)	(650,995)	(1,056,646)	(14,258,588)
Net increase (decrease)	107,591	$1,658,096	(740,612)	$(10,038,565)

34

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

35

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

36

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2006 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.82%	$1,000.00	$1,151.60	$4.37
2) Hypothetical	0.82%	$1,000.00	$1,020.73	$4.11
Class III
1) Actual	0.75%	$1,000.00	$1,152.20	$4.00
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76
Class IV
1) Actual	0.69%	$1,000.00	$1,152.80	$3.68
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Class M
1) Actual	1.05%	$1,000.00	$1,150.10	$5.60
2) Hypothetical	1.05%	$1,000.00	$1,019.59	$5.26

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

37

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $309,301,282 from long-term capital gains.

During the year ended February 28, 2006, the Fund paid foreign taxes of $13,005,984 and recognized foreign source income of $167,104,702.

For taxable, non-corporate shareholders, 75.57% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $4,268,861 and $17,541,463, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

38

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

39

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

40

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Bond Fund returned +6.0% for the fiscal year ended February 28, 2006, as compared to +6.0% for the JPMorgan Non-U.S. Government Ex-Japan Bond Index (Hedged). The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund was even with the benchmark during the fiscal year. Interest rate strategy underperformance offset value added from currency selection, emerging debt exposure, and cash management.

Global bond yields fell across the board during the first half of 2005, although they began heading higher in the third quarter of 2005 and carrying into the New Year. Major, sustained bond market positions included overweights in Sweden and Canada and underweights in the U.K. and Switzerland. The Fund had been overweight Australia early in 2005 and moved to an underweight position later in the year. U.S., Canada, Australia, and Euro-area positions were the largest positive contributors. Underweights in the U.K. and Switzerland and a recent overweight in Japan detracted from performance.

The U.S. dollar gained versus most currencies in 2005, began weakening in December, then stabilized in February. For much of 2005 the Fund had been overweight relatively higher yielding currencies like Australian dollars, New Zealand dollars, and British sterling and underweight lower yielding currencies such as Japanese yen and euro. In general, the underweights added value, while the overweights did not.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Currency Hedged International Bond Fund Class III Shares and the JPMorgan Non-U.S. ex-Japan Government Bond Index (Hedged) +
As of February 28, 2006

$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
6.01%
6.17%
9.12%
$11,972,815
$10,338,060
$10,331,845
2/29/96
$5,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Currency Hedged International Bond Fund
JPMorgan Non-U.S. ex-Japan Government Bond Index (Hedged) +*
JPMorgan Non-U.S. ex-Japan Government Bond Index (Hedged)

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  JPMorgan Non-U.S. ex-Japan Government Bond Index (Hedged) + represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. ex-Japan Government Bond Index (Hedged) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	95.7%
Short-Term Investment(s)	2.5
Mutual Funds	0.9
Put Options Purchased	0.2
Forward Currency Contracts	0.2
Call Options Purchased	0.2
Loan Assignments	0.2
Loan Participations	0.2
Swaps	0.1
Forward Start Options	0.0
Promissory Notes	0.0
Rights and Warrants	0.0
Written Options	(0.1)
Futures	(0.5)
Reverse Repurchase Agreements	(0.5)
Other	0.9
100.0%
Country Summary**	% of Investments
Euro Region***	89.5%
Canada	20.7
Sweden	20.1
Japan	3.3
United Kingdom	(2.7)
Switzerland	(7.7)
United States	(10.4)
Australia	(12.8)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate country exposure. The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes the value of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value / Principal Amount	Description	Value ($)
	DEBT OBLIGATION(S) — 2.5%
	United States — 2.5%
	U.S. Government
18,007,800	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	19,051,690
5,000,000	U.S. Treasury Note, 3.75%, due 03/31/07 (a)	4,946,875
	Total United States	23,998,565
	TOTAL DEBT OBLIGATION(S) (COST $24,257,432)	23,998,565
	CALL OPTIONS PURCHASED — 0.1%
	Currency Options — 0.1%
49,200,000	AUD Call/USD Put, Expires 06/07/06, Strike 0.744	572,550
	TOTAL CALL OPTIONS PURCHASED (COST $909,771)	572,550
	PUT OPTIONS PURCHASED — 0.2%
	Currency Options — 0.2%
5,500,000,000	USD Put/JPY Call, Expires 04/04/06, Strike 116.30	750,695
5,600,000,000	USD Put/JPY Call, Expires 04/18/06, Strike 118.50	1,509,200
		2,259,895
	TOTAL PUT OPTIONS PURCHASED (COST $1,840,797)	2,259,895
	FORWARD START OPTIONS — 0.0%
	Currency Options — 0.0%
6,740,000,000	JPY Put/USD Call, Expires 09/18/06, Strike TBD	26,016
	TOTAL FORWARD START OPTIONS (COST $0)	26,016

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.7%
	Affiliated Issuer(s) — 96.7%
2,568,071	GMO Emerging Country Debt Fund, Class III	29,019,205
27,410,352	GMO Short-Duration Collateral Fund	701,705,018
5,496	GMO Special Purpose Holding Fund	45,229
7,590,061	GMO World Opportunity Overlay Fund	191,497,233
	TOTAL MUTUAL FUNDS (COST $916,970,380)	922,266,685
	TOTAL INVESTMENTS — 99.5% (Cost $943,978,380)	949,123,711
	Other Assets and Liabilities (net) — 0.5%	4,770,734
	TOTAL NET ASSETS — 100.0%	$953,894,445

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/21/06	AUD	172,000,000	$127,650,751	$(561,127)
4/18/06	CHF	48,700,000	37,295,736	(368,611)
4/11/06	GBP	31,900,000	55,967,670	273,344
3/07/06	JPY	11,790,000,000	101,917,614	133,414
5/02/06	NZD	79,800,000	52,613,736	176,796
				$(346,184)
Sales
3/21/06	AUD	137,000,000	$101,675,308	$1,121,654
3/28/06	CAD	41,900,000	36,892,574	(575,250)
4/18/06	CHF	68,500,000	52,459,095	182,576
4/25/06	EUR	95,700,000	114,435,260	(75,775)
4/11/06	GBP	21,000,000	36,843,920	449,980
3/07/06	JPY	33,920,000,000	293,218,445	2,297,113
				$3,400,298

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/14/06	EUR	59,900,000	NOK	475,324,470	$(962,787)
4/04/06	EUR	47,100,000	SEK	435,296,316	(1,111,431)
4/04/06	SEK	655,048,643	EUR	70,100,000	743,719
3/14/06	NOK	253,343,575	EUR	31,500,000	4,798
					$(1,325,701)

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,940	Canadian Government Bond 10 Yr.	June 2006	$192,506,313	$(270,594)
1,821	EURO BOBL	March 2006	243,413,384	(1,852,556)
3,794	EURO Bund	March 2006	544,503,191	(2,890,382)
21	Japanese Government Bond 10 Yr. (TSE)	March 2006	24,670,985	(17,938)
				$(5,031,470)
Sales
537	Australian Government Bond 10 Yr.	March 2006	$42,033,080	$216,769
1,059	Australian Government Bond 3 Yr.	March 2006	80,226,306	141,459
1,500	Federal Fund 30 day	March 2006	596,610,225	(36,414)
334	U.S. Long Bond	June 2006	37,773,312	46,237
184	U.S. Treasury Note 10 Yr.	June 2006	19,854,750	15,794
1,029	U.S. Treasury Note 5 Yr.	June 2006	108,237,938	(199,756)
146	UK Gilt Long Bond	June 2006	29,044,142	122,489
				$306,578

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
50,000,000	SEK	3/17/2008	Deutsche Bank AG	Receive	2.90%	3 Month SEK STIBOR	$4,554
188,000,000	SEK	3/17/2008	JP Morgan Chase Bank	Receive	2.90%	3 Month SEK STIBOR	17,218
179,000,000	SEK	3/15/2011	Citigroup	Receive	3.40%	3 Month SEK STIBOR	4,971
83,000,000	SEK	3/15/2011	Deutsche Bank AG	Receive	3.40%	3 Month SEK STIBOR	2,305
48,000,000	SEK	3/15/2011	JP Morgan Chase Bank	Receive	3.40%	3 Month SEK STIBOR	1,333
54,000,000	CHF	3/15/2011	Deutsche Bank AG	(Pay)	2.25%	6 Month CHF LIBOR	32,501
226,000,000	SEK	3/15/2013	Deutsche Bank AG	Receive	3.50%	3 Month SEK STIBOR	(63,034)
161,000,000	SEK	3/15/2013	JP Morgan Chase Bank	Receive	3.50%	3 Month SEK STIBOR	(44,905)
22,500,000	CHF	3/15/2013	JP Morgan Chase Bank	(Pay)	2.40%	6 Month CHF LIBOR	(945)
133,000,000	SEK	3/15/2016	Deutsche Bank AG	Receive	3.75%	3 Month SEK STIBOR	129,074
162,000,000	SEK	3/15/2016	JP Morgan Chase Bank	Receive	3.75%	3 Month SEK STIBOR	157,217
26,600,000	CHF	3/15/2016	Deutsche Bank AG	(Pay)	2.50%	6 Month CHF LIBOR	66,196
							$306,485

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
3,000,000	USD	7/21/2006	JP Morgan Chase Bank	1 month	Return on JP Morgan
				LIBOR	Non - U.S. Hedged Traded
Total Return Government
					Bond Index	$(8,172)

Notes to Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen

CAD - Canadian Dollar	NOK - Norwegian Krone

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	USD - United States Dollar

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $27,008,000) (Note 2)	$26,857,026
Investments in affiliated issuers, at value (cost $916,970,380) (Notes 2 and 8)	922,266,685
Cash	951,928
Interest receivable	170,971
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	5,383,394
Receivable for variation margin on open futures contracts (Note 2)	2,045,424
Receivable for open swap contracts (Note 2)	415,369
Receivable for expenses reimbursed by Manager (Note 3)	43,053
Total assets	958,133,850
Liabilities:
Foreign cash due to custodian	41,516
Payable to affiliate for (Note 3):
Management fee	183,194
Shareholder service fee	109,916
Trustees and Chief Compliance Officer fees	1,256
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	3,654,981
Payable for open swap contracts (Note 2)	117,056
Accrued expenses	131,486
Total liabilities	4,239,405
Net assets	$953,894,445
Net assets consist of:
Paid-in capital	$967,417,699
Distributions in excess of net investment income	(21,395,014)
Accumulated net realized gain	4,635,968
Net unrealized appreciation	3,235,792
$953,894,445
Net assets attributable to:
Class III shares	$953,894,445
Shares outstanding:
Class III	105,561,416
Net asset value per share:
Class III	$9.04

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$23,599,347
Interest (including securities lending income of $5)	1,048,196
Total investment income	24,647,543
Expenses:
Management fee (Note 3)	2,683,031
Shareholder service fee – Class III (Note 3)	1,609,819
Custodian, fund accounting agent and transfer agent fees	379,015
Audit and tax fees	66,303
Legal fees	19,625
Trustees fees and related expenses (Note 3)	19,822
Registration fees	15,511
Miscellaneous	20,050
Total expenses	4,813,176
Fees and expenses reimbursed by Manager (Note 3)	(489,312)
Indirectly incurred fees waived or borne by Manager (Note 3)	(132,831)
Shareholder service fee waived – Class III (Note 3)	(48,507)
Net expenses	4,142,526
Net investment income (loss)	20,505,017
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,122,372)
Investments in affiliated issuers	7,695,673
Realized gains distributions from affiliated issuers (Note 8)	1,531,793
Closed futures contracts	37,987,936
Closed swap contracts	(3,496,846)
Foreign currency, forward contracts and foreign currency related transactions	11,770,959
Net realized gain (loss)	46,367,143
Change in net unrealized appreciation (depreciation) on:
Investments	(5,873,634)
Open futures contracts	(2,386,718)
Open swap contracts	(983,721)
Foreign currency, forward contracts and foreign currency related transactions	5,658,890
Net unrealized gain (loss)	(3,585,183)
Net realized and unrealized gain (loss)	42,781,960
Net increase (decrease) in net assets resulting from operations	$63,286,977

See accompanying notes to the financial statements.

8

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,505,017	$9,829,598
Net realized gain (loss)	46,367,143	42,243,920
Change in net unrealized appreciation (depreciation)	(3,585,183)	1,697,459
Net increase (decrease) in net assets from operations	63,286,977	53,770,977
Distributions to shareholders from:
Net investment income
Class III	(105,683,069)	(14,187,423)
Net realized gains
Class III	(12,456,548)	—
	(118,139,617)	(14,187,423)
Net share transactions (Note 7):
Class III	(6,261,661)	752,552,732
Total increase (decrease) in net assets	(61,114,301)	792,136,286
Net assets:
Beginning of period	1,015,008,746	222,872,460
End of period (including distributions in excess of net investment income of $21,395,014 and accumulated undistributed net investment income of $33,215,127, respectively)	$953,894,445	$1,015,008,746

See accompanying notes to the financial statements.

9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights

	Year Ended February 28/29,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$9.59		$9.16	$8.85	$9.04	$9.72
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18		0.14	0.06	0.09	0.50
Net realized and unrealized gain (loss)	0.39		0.44	0.76	0.32	(0.13)
Total from investment operations	0.57		0.58	0.82	0.41	0.37
Less distributions to shareholders:
From net investment income	(1.00	)(d)	(0.15)	(0.51)	(0.60)	(1.05)
From net realized gains	(0.12)		—	—	—	—
Total distributions	(1.12)		(0.15)	(0.51)	(0.60)	(1.05)
Net asset value, end of period	$9.04		$9.59	$9.16	$8.85	$9.04
Total Return(b)	6.01%		6.35%	9.53%	4.81%	4.21%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$953,894		$1,015,009	$222,872	$20,219	$17,932
Net expenses to average daily net assets(c)	0.39%		0.39%	0.38%	0.40%	0.38%
Net investment income to average daily net assets(a)	1.91%		1.51%	0.68%	0.97%	5.45%
Portfolio turnover rate	49%		44%	36%	66%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%		0.09%	0.24%	0.51%	0.54%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(d)  Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

10

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investments in foreign bond and currency markets (excluding Japan), primarily by investing in other funds of the Trust ("underlying fund(s)", primarily GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund, and GMO Emerging Country Debt Fund, and "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security). The Fund's benchmark is the J.P. Morgan Non-U.S. Government Bond Index (Hedged) (ex-Japan).

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund, GMO World Opportunity Overlay Fund and GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source). Securities held by the underlying fund(s) may be valued by independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics.

Certain investments in securities held by the Fund or the underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 29.6% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $34,276 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $190,801 in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market

12

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of February 28, 2006, the Fund did not enter into any loan agreements.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $110,053,914 and $14,187,423, respectively and long-term capital gains – $8,085,703 and $0, respectively.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,788,009 expiring in 2009. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital and currency losses of $3,695,106 and $7,358,833, respectively.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$945,812,615	$4,063,720	$(752,624)	$3,311,096

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$30,567,911	$(31,526,860)	$958,949

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Fund may invest in GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in GMO Short-Duration Collateral Fund ("SDCF"), GMO Special Purpose Holding Fund ("SPHF") and GMO World Opportunity Overlay Fund ("Overlay Fund").

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying fund(s) exceed 0.25% of the average daily net assets, with such indirect expenses subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets. For purposes of this calculation, the Fund's total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees) ("Trustees fees"), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes. Additionally, the indirect fees and operating expenses incurred through investment in underlying fund(s) exclude investment-related expenses and Trustees fees. Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.016%	0.005%	0.016%	0.037%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $12,084 and $6,589, respectively. No remuneration is paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 were as follows:

	Purchases	Sales
U.S. Government securities	$5,000,000	$—
Investments (non-U.S. Government securities)	511,855,019	576,621,810

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related party

As of February 28, 2006, 48.6% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 98.7% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	28,576,178	$279,566,401	84,283,097	$778,377,613
Shares issued to shareholders in reinvestment of distributions	11,745,209	108,299,908	1,290,356	12,276,816
Shares repurchased	(40,553,773)	(394,127,970)	(4,122,081)	(38,101,697)
Net increase (decrease)	(232,386)	$(6,261,661)	81,451,372	$752,552,732

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$30,230,210	$9,569,887	$12,000,000	$3,089,677	$1,480,212	$29,019,205
GMO Short-Duration Collateral Fund	746,800,324	420,159,670	474,650,000	20,509,670	—	701,705,018
GMO Special Purpose Holding Fund	85,237	—	—	—	51,581	45,229	*
GMO World Opportunity Overlay Fund	201,962,112	69,650,000	80,050,000	—	—	191,497,233
Totals	$979,077,883	$499,379,557	$566,700,000	$23,599,347	$1,531,793	$922,266,685

*  After the effect of return of capital distributions of $30,296 and $4,817 on April 5, 2005 and February 21, 2006, respectively.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

22

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetic al account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,012.20	$2.15
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $8,085,703 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $13,539,452 and $1,591,907, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee[3].

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo,
Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003– present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Small Companies Fund returned +22.3% for the fiscal year ended February 28, 2006, as compared to +23.8% for the S&P/Citigroup EMI World ex-U.S. Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the fiscal year.

Fair value pricing of the Fund added 0.1% to returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned +22.2% for the fiscal year.

Stock selection subtracted 1.2% from returns for the fiscal year. Stock selection underperformed in Canada and France.

Country selection subtracted 0.4% from performance for the fiscal year. The largest negative impacts came from an overweight position in Ireland and an underweight position in Japan, each of which subtracted 0.3% from returns. On the positive side, an overweight position in Norway added 0.5% to returns.

The GMO Foreign Small Companies Fund is currently closed to new investment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P/Citigroup EMI World ex-U.S Index As of February 28, 2006

$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2/29/96
$5,000,000
$20,677,150
$11,871,580
$9,268,210
GMO Foreign Small Companies Fund
S&P/Citigroup EMI World ex-U.S. Index
MSCI EAFE Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	22.32%	20.58%	15.25%	n/a
Class IV	22.37%	n/a	n/a	**6/14/02** 24.78%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	92.3%
Short-Term Investment(s)	8.0
Preferred Stocks	1.3
Rights and Warrants	0.0
Other	(1.6)
100.0%
Country Summary	% of Equity Investments
United Kingdom	21.0%
Japan	18.6
Germany	11.0
France	5.6
Finland	5.0
Switzerland	4.7
Italy	4.2
South Korea	4.2
Brazil	3.7
Hong Kong	2.5
Norway	2.3
Ireland	2.3
Spain	2.2
Sweden	2.0
Taiwan	1.9
Austria	1.2
Canada	1.2
Netherlands	1.2
India	1.1
Singapore	0.9
Belgium	0.8
Mexico	0.6
Australia	0.5
Thailand	0.4
Chile	0.4
Croatia	0.2
Egypt	0.1
Malaysia	0.1
Philippines	0.1
New Zealand	0.0
100.0%

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	24.0%
Consumer Discretionary	22.0
Financials	20.1
Information Technology	8.7
Materials	8.1
Consumer Staples	7.6
Utilities	3.1
Energy	2.7
Health Care	2.7
Telecommunication Services	1.0
100.0%

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 92.3%
	Australia — 0.5%
491,866	Brazin Ltd	644,706
160,827	Colorado Group Ltd	440,244
421,897	Consolidated Rutile Ltd	242,180
658,100	Gunns Ltd	1,412,558
732,869	McGuigan Simeon Wines Ltd	1,676,053
95,000	Multiplex Group	222,659
438,800	PMP Ltd *	528,625
		5,167,025
	Austria — 1.2%
23,000	Boehler Uddeholm (Bearer)	4,314,848
20,677	Flughafen Wien AG	1,667,627
64,800	OMV AG	4,018,847
35,000	Wienerberger AG	1,622,744
		11,624,066
	Belgium — 0.8%
102,000	AGFA-Gevaert NV	2,029,334
33,278	Bekaert NV	3,418,131
26,964	Omega Pharma SA	1,460,273
5,006	Unibra SA *	643,800
		7,551,538
	Brazil — 3.3%
81,600	All America Latina Logistica	4,476,760
420,000	Companhia de Concessoes Rodoviarias	3,965,623
1,080,000	Iochpe Maxion SA	8,620,673
300,000	Localiza Rent A Car	5,222,981
300,000	Porto Seguro SA	4,409,230
273,800	Tam SA	6,182,581
20,000	Universo Online SA *	147,869
		33,025,717

See accompanying notes to the financial statements.

3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Canada — 1.1%
222,000	Canfor Corp *	2,637,160
90,600	KAP Resources Ltd * (a)	797
319,800	Linamar Corp	3,728,585
681,200	QLT Inc *	4,855,225
		11,221,767
	Chile — 0.4%
77,300	Compania Cervecerias Unidas ADR	2,102,560
74,000	Inversiones Aguas Metropolitanas SA ADR 144A *	1,435,600
		3,538,160
	Croatia — 0.2%
160,000	Pliva D.D.	2,264,000
	Egypt — 0.1%
30,000	Lecico Egypt SAE GDR	318,900
95,000	Lecico Egypt SAE GDR 144A	1,009,850
		1,328,750
	Finland — 4.6%
302,150	Jaakko Poyry Group Oyj	12,590,727
430,200	Marimekko Oyj (b)	9,028,419
331,000	Ramirent Oyj	10,113,374
1,145,418	Rapala VMC Oyj (b)	8,931,154
222,800	Uponor Oyj	5,830,581
		46,494,255
	France — 5.2%
3,700	Casino Guichard-Perrachon SA	230,632
23,271	Christian Dalloz	2,532,004
51,420	Clarins (b)	3,074,133
9,407	Credit National	1,991,394
7,250	Damart SA	1,725,843
6,450	Damartex SA	246,043

See accompanying notes to the financial statements.

4

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	France — continued
38,600	Essilor International SA	3,325,872
39,877	Eurazeo	4,315,747
142,100	Fimatex * (b)	1,543,617
6,300	Gaumont SA	357,138
48,200	GFI Industries SA	3,198,479
31,108	Groupe Partouche *	556,080
9,000	Guyenne et Gascogne SA	916,621
17,700	Klepierre	2,042,458
75,000	M6-Metropole Television	2,255,599
53,500	Michelin SA Class B	3,263,615
51,900	Peugeot SA	3,025,634
1,351	SAGA	69,253
30,400	Schneider Electric SA	3,106,360
1,242,600	SCOR SA (b)	2,986,160
20,350	Seb SA	2,192,678
30,001	Sequana Capital	843,667
21,000	Thales SA	956,791
45,472	Virbac SA	2,266,001
87,141	Zodiac SA	5,469,864
		52,491,683
	Germany — 9.4%
156,780	Aareal Bank AG * (b)	6,942,249
35,666	Adidas-Salomon AG	6,970,130
18,600	Beiersdorf AG (Bearer)	2,531,966
130,900	Commerzbank AG	4,782,869
15,900	Continental AG	1,634,585
197,400	Depfa Bank Plc	3,291,358
300,200	Deutsche Lufthansa AG (Registered)	4,946,243
219,400	Eurocastle Investment	8,419,190
19,517	Fraport AG	1,491,323
85,747	Hannover Rueckversicherungs AG (Registered) (b)	3,255,062
102,220	Heidelberger Druckmaschinen	4,388,855
118,903	Medion AG (b)	1,738,097

See accompanying notes to the financial statements.

5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — continued
263,300	Metallgesellschaft *	4,308,724
55,100	Metro AG	2,935,010
83,400	Mobilcom AG	2,196,352
289,780	MTU Aero Engines Holding *	9,843,470
200,000	Praktiker Bau-Und Heim *	5,757,843
197,400	Techem AG (b)	8,604,166
193,100	Thielert AG *	4,339,167
74,900	TUI AG (b)	1,479,284
67,600	Vossloh AG (b)	3,512,734
		93,368,677
	Hong Kong — 2.3%
315,000	ASM Pacific Technology	1,754,314
2,400,000	Chinese Estates Holdings Ltd	2,642,633
4,200,000	CITIC International Financial	1,901,339
1,527,000	Hang Lung Properties Ltd	2,732,928
1,929,000	Hopewell Highway Infrastructure Ltd	1,527,480
798,643	Kerry Properties Ltd	2,543,368
3,020,000	Nine Dragons Paper Holdings *	1,323,554
2,278,000	Pacific Basin Shipping Ltd	1,124,421
6,000,000	Samson Holding Ltd *	3,480,323
1,099,500	Techtronic Industries Co	1,904,294
250,000	Wing Lung Bank	2,207,721
		23,142,375
	India — 1.0%
641,984	Arvind Mills Ltd	1,429,044
451,600	India Cements Ltd *	1,430,852
313,117	Jain Irrigation Systems Ltd *	1,583,389
557,450	Mirc Electronics Ltd	245,118
95,000	Rajesh Exports Ltd	406,025
132,806	Raymond Ltd	1,308,048
563,756	Sakthi Sugars Ltd *	2,153,362
900,000	Welspun Gujarat Stahl Ltd *	1,858,622
		10,414,460

See accompanying notes to the financial statements.

6

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Ireland — 2.1%
196,346	Anglo Irish Bank Corp Plc	3,220,745
124,210	CRH Plc	4,074,300
55,000	FBD Holdings Plc	2,667,788
248,000	Grafton Group Plc *	3,045,898
222,113	Greencore Group	910,396
379,440	IFG Group Plc	850,562
124,000	Irish Continental Group Plc	1,699,669
212,000	Irish Life & Permanent Plc	4,671,929
		21,141,287
	Italy — 3.9%
255,000	Arnoldo Mondadori Editore SPA (b)	2,410,939
621,425	Banca Intesa SPA	3,671,631
187,500	Banche Popolari Unite Scrl	4,709,428
157,000	Brembo Filatura del Brembo SPA	1,400,404
179,200	Buzzi Unicem SPA	3,707,706
436,100	Campari	3,492,779
232,700	Finmeccanica SPA	5,091,874
307,716	Grouppo Editoriale L'Espresso (b)	1,579,159
978,700	IFIL SPA	5,015,912
300,300	Indesit Company SPA (b)	3,757,259
30,000	Pagnossin SPA * (b)	31,117
600,000	Snam Rete Gas SPA	2,634,660
909,364	Telecom Italia Di RISP	2,089,403
		39,592,271
	Japan — 17.4%
138,000	Akebono Brake Industry Co (b)	1,416,369
72	Arisawa Manufacturing Co Ltd	1,450
274,500	Asahi Soft Drinks Co Ltd	3,285,330
80,000	Bank of Iwate Ltd (The)	5,218,881
385,000	Bank of Yokohama	3,104,666
255,000	Brother Industries Ltd	2,736,334
115,000	Daikin Industries Ltd	3,826,625

See accompanying notes to the financial statements.

7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
210,000	Daimaru Inc	2,824,058
106,000	Dainippon Screen Manufacturing Co Ltd (b)	983,072
335,000	Daito Trust Construction Co Ltd	15,687,495
43,000	Diamond Lease Co Ltd	1,956,521
180,000	Heiwado Co Ltd	3,574,240
360,000	Hitachi High Technologies Corp	9,404,809
130,000	Hitachi Kokusai Electric	1,578,369
390,000	Isuzu Motors Ltd (b)	1,342,946
600,000	J Oil Mills Inc (b)	3,397,059
703,000	JACCS Co Ltd	6,945,745
600	Japan Retail Fund Investment Corp	4,716,639
1,350,000	Kawasaki Heavy Industries Ltd (b)	4,624,409
950,000	Kobe Steel Ltd	3,610,264
1,080,000	Marubeni Corp	5,356,449
500,000	NHK Spring Co Ltd	5,931,953
450,000	Nippon Electric Glass Co Ltd	10,832,776
679,500	Nippon Mining Holdings Inc	5,074,390
106,000	Okasan Securities Co Ltd	1,107,209
300	Orix JREIT Inc (b)	1,991,335
200,000	Sanwa Shutter Corp (b)	1,330,850
95,000	Seiren Co Ltd	1,524,692
625,000	Shimadzu Corp	3,862,999
2,450,000	Showa Denko	10,483,041
530,000	Sumitomo Rubber Industries	6,398,635
162	The Tokyo Star Bank Ltd * (b)	555,605
2,200,000	Tokyu Land Corp (b)	19,189,200
180,000	Tosoh Corp	945,586
365,000	Toyo Suisan Kaisha Ltd	5,321,865
2,500,000	Ube Industries Ltd	7,376,772
300,000	Yamaha Motor Co Ltd	6,841,916
		174,360,554
	Malaysia — 0.1%
7,750,000	E & O Property Development *	1,074,569

See accompanying notes to the financial statements.

8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Mexico — 0.5%
611,000	Controladora Comercial Mexicana SA de CV	1,102,425
821,500	Grupo Imsa SA	2,846,821
1,100,000	Sare Holding SA de CV *	1,352,554
		5,301,800
	Netherlands — 1.1%
136,097	Buhrmann NV	2,280,301
96,300	Fortis NV	3,442,817
52,365	Hagemeyer NV * (b)	213,860
410,774	Hagemeyer (b) (d)	1,650,057
43,700	Imtech NV	1,825,265
49,267	VNU NV	1,596,349
		11,008,649
	New Zealand — 0.0%
40,400	Air New Zealand	34,458
241,495	Evergreen Forests Ltd *	36,912
		71,370
	Norway — 2.1%
250,000	Consafe Offshore AB *	3,861,932
450,490	Ekornes ASA (b)	8,819,442
614,200	Geo ASA *	3,371,144
106,550	Prosafe ASA (b)	5,286,062
		21,338,580
	Philippines — 0.1%
1,147,500	First General Corp *	998,791
	Singapore — 0.9%
17,296,000	Anwell Technologies Ltd	1,115,046
2,194,000	GES International Ltd	1,326,271
614,000	Gold Peak Batteries International	669,705
2,018,000	Huan Hsin Holdings Ltd	661,183

See accompanying notes to the financial statements.

9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Singapore — continued
2,962,000	LMA International NV *	1,398,758
1,587,000	People's Food Holdings Ltd	1,121,415
2,000,000	Petra Foods Ltd	1,451,710
635,000	Unisteel Technology Ltd	979,642
		8,723,730
	South Korea — 3.9%
91,980	Asia Cement Co Ltd	3,689,186
475,560	Handsome Corp	9,057,016
144,000	Kooksoondang Co Ltd	2,292,756
81,100	Korea Electric Terminal Co	1,443,062
320,963	Kortek Corp	1,930,250
76,810	LG Household & Health Care	4,940,520
61,000	Pulmuone Co Ltd	2,487,579
160,000	Samsung Electro Mechanics Co Ltd *	6,579,895
49,800	Samsung SDI Co Ltd	4,400,336
43,900	Samsung SDI Co Ltd GDR 144A	983,360
96,644	You Eal Electronics Co	1,252,007
		39,055,967
	Spain — 2.0%
117,000	ACS Actividades de Construccion y Servicios SA	4,363,316
118,060	Aguas de Barcelona SA Class A	3,265,617
14,400	Altadis SA	603,812
10,649	Bankinter SA	672,857
38,296	Cia de Distribucion Integral Logista SA	2,055,173
60,000	Fomento de Construcciones y Contratas SA	4,079,292
15,597	Gas Natural SDG SA	474,440
55,000	Red Electrica de Espana	1,839,427
628,157	Uralita SA	3,181,537
		20,535,471

See accompanying notes to the financial statements.

10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Sweden — 1.9%
106,500	Autoliv Inc SDR	5,708,992
375,670	Lundin Mining Corp SDR *	6,905,757
202,950	Munters AB	6,039,660
		18,654,409
	Switzerland — 4.4%
2,131	Bank Sarasin & Cie AG Class B (Registered)	4,953,223
2,190	Belimo Holding AG (Registered)	1,468,255
14,450	Bobst Group AG (Registered)	616,985
86,286	Charles Voegele Holding AG	7,890,287
700	Eichhof Holding AG	852,678
2,389	Forbo Holdings AG (Registered) *	603,681
2,894	Geberit AG (Registered)	2,625,670
17,510	Helvetia Patria Holding (Registered)	3,939,649
1,000	Jelmoli Holding AG (Bearer)	1,615,854
3,250	Jelmoli Holding AG (Registered)	1,054,532
200,309	Kardex AG *	9,609,656
29,700	Swatch Group AG	4,818,567
17,908	Valiant Holding - Registered *	1,777,902
9,350	Valora Holding AG *	1,899,975
		43,726,914
	Taiwan — 1.8%
4,319,000	Arima Computer Corp *	987,791
2,975,500	Benq Corp	2,919,099
3,128,000	China Life Insurance Co Ltd *	1,114,380
2,000,000	China Motor Corp Ltd	2,246,240
2,287,450	Compal Electronics Inc	2,127,690
453,000	Fubon Financial Holding Co Ltd	404,669
29,000	Fubon Financial Holding Co Ltd GDR (Registered)	259,550
1,641,000	Phoenixtec Power Co Ltd	1,587,503
1,995,000	Sunplus Technology Co Ltd	2,407,396
2,394,000	Tsann Kuen Enterprises Co Ltd	4,178,576
		18,232,894

See accompanying notes to the financial statements.

11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Thailand — 0.4%
13,500,000	Asian Property Development plc (Foreign Registered) (a)	1,470,278
1,798,000	Glow Energy Pcl (Foreign Registered) (a)	1,206,789
3,787,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (a)	1,045,129
		3,722,196
	United Kingdom — 19.6%
145,000	Alliance & Leicester Plc	2,718,205
140,828	Alliance Unichem Plc	2,163,704
582,342	Balfour Beatty Plc	3,819,234
425,000	BBA Group Plc	1,995,534
687,250	Bodycote International Plc	3,137,930
385,000	Brambles Industries Plc	2,781,948
1,600,000	Brit Insurance Holdings Plc	3,002,458
438,800	British Airways Plc *	2,525,152
450,000	Brown (N) Group Plc	1,553,826
725,000	Cable & Wireless Plc	1,354,384
514,100	Carphone Warehouse Group Plc	2,440,044
549,176	Cattle's Plc	3,340,661
500,000	Centrica Plc	2,546,953
239,888	Chemring Group	4,707,939
550,000	Cobham Group Plc	1,638,250
742,000	Compass Group Plc	2,824,477
128,342	Computacenter Plc	638,409
200,000	Davis Service Group (Ordinary)	1,727,192
3,300,000	Dimension Data Holdings Plc *	2,785,441
9,750	DX Services Plc	51,971
696,493	FKI Plc	1,483,410
507,600	Fyffes Plc	1,254,013
189,952	Gallaher Group Plc	2,943,376
50,000	Go-Ahead Group Plc	1,539,670
615,000	Group 4 Securicor Plc	1,917,516
315,000	Hanson Plc	3,845,468
171,747	Hays Plc	445,385

See accompanying notes to the financial statements.

12

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
386,049	ICAP Plc	3,007,780
102,400	Imperial Tobacco Group Plc	3,079,672
600,000	Inmarsat Plc	4,163,637
300,000	ISOFT Group Plc	977,788
1,750,000	ITV Plc	3,328,449
425,000	JJB Sports Plc	1,294,175
115,000	Johnson Matthey Plc	2,882,580
104,929	Kazakhmys Plc *	1,608,649
385,000	Kelda Group Plc	5,376,560
360,000	Kesa Electricals Plc	1,676,632
312,344	Kier Group Plc	7,885,674
362,200	Matalan Plc	1,162,917
800,000	Misys Plc	3,291,674
250,000	Mitie Group Plc	893,933
100,000	Next Plc	2,892,335
250,300	Northern Rock Plc	4,944,946
260,000	Peninsular & Oriental Steam Navigation Co	2,352,981
199,119	Pennon Group (Ordinary)	4,880,205
1,284,614	Photo-Me International Plc	2,213,007
425,000	Premier Foods Plc	2,328,248
115,000	Provident Financial Plc	1,213,072
50,000	Punch Taverns Plc	749,395
600,000	Qinetiq Plc *	2,086,502
148,311	Resolution Plc	1,732,094
375,736	Rexam Plc	3,341,133
750,000	RM Plc	2,451,311
2,021,893	Royal & Sun Alliance Insurance Group	4,610,229
1,000,000	Sage Group Plc	4,860,260
275,000	Shire Pharmaceuticals Plc	4,295,572
432,000	Slough Estates Plc	4,612,781
755,160	Smith (David S.) Holdings Plc	2,354,126
165,600	Smith WH Plc	1,184,922
425,000	SSL International Plc	2,434,182
58,600	Tate & Lyle Plc	614,470

See accompanying notes to the financial statements.

13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
400,300	Tomkins Plc	2,336,950
110,000	Travis Perkins Plc	2,862,409
220,000	Trinity Mirror Plc	2,226,037
1,080,000	TT Group Plc	3,345,939
180,700	Ultra Electronics Holdings	3,195,238
248,500	Viridian Group Plc	4,392,415
265,100	William Hill Plc	2,700,371
1,536,882	William Morrison Supermarkets	5,746,193
137,800	Wolseley Plc	3,418,478
850,000	Wood Group (John) Plc	3,538,257
91,282	Xstrata Plc	2,664,904
275,000	Yell Group Plc	2,676,906
		197,068,538
	TOTAL COMMON STOCKS (COST $604,516,475)	926,240,463
	PREFERRED STOCKS — 1.3%
	Brazil — 0.2%
280,000	Suzano Bahia Sul Papel e Celulose SA 0.64%	1,906,663
	France — 0.1%
6,800	Casino Guichard Perrachon SA 4.55%	366,208
	Germany — 1.0%
31,500	Henkel KGaA 1.46%	3,475,438
128,900	Volkswagen AG 2.82%	6,642,196
		10,117,634
	Italy — 0.0%
10,000	IFI Istituto Finanziario Industries *	187,679

See accompanying notes to the financial statements.

14

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	South Korea — 0.0%
5,600	Samsung SDI Co Ltd 3.36%	304,450
	TOTAL PREFERRED STOCKS (COST $8,420,464)	12,882,634
	RIGHTS AND WARRANTS — 0.0%
	Thailand — 0.0%
631,167	Sino Thai Engineering & Construction Pcl Warrants, Expires 04/18/08 * (a)	21,248
	TOTAL RIGHTS AND WARRANTS (COST $49,386)	21,248
	SHORT-TERM INVESTMENT(S) — 8.0%
13,000,000	Bank of Montreal Time Deposit, 4.64%, due 03/01/06	13,000,000
67,561,684	The Boston Global Investment Trust (c)	67,561,684
	TOTAL SHORT-TERM INVESTMENT(S) (COST $80,561,684)	80,561,684
	TOTAL INVESTMENTS — 101.6% (Cost $693,548,009)	1,019,706,029
	Other Assets and Liabilities (net) — (1.6%)	(16,521,404)
	TOTAL NET ASSETS — 100.0%	$1,003,184,625

See accompanying notes to the financial statements.

15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

SDR - Swedish Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  All or a portion of this security is out on loan (Note 2).

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

(d)  Direct placement securities are restricted as to resale.

As of February 28, 2006, 84.7% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

16

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $50,723,797 (cost $693,548,009) (Note 2)	$1,019,706,029
Cash	63,105
Foreign currency, at value (cost $30,201,760) (Note 2)	30,263,454
Receivable for investments sold	134,912,680
Dividends and interest receivable	1,633,403
Foreign taxes receivable	177,129
Receivable for expenses reimbursed by Manager (Note 3)	80,621
Total assets	1,186,836,421
Liabilities:
Payable for investments purchased	3,566,351
Collateral on securities loaned (Note 2)	67,561,684
Payable for Fund shares repurchased	111,448,746
Accrued capital gain and repatriation taxes payable (Note 2)	164,078
Payable to affiliate for (Note 3):
Management fee	608,508
Shareholder service fee	105,317
Trustees and Chief Compliance Officer fees	1,774
Accrued expenses	195,338
Total liabilities	183,651,796
Net assets	$1,003,184,625
Net assets consist of:
Paid-in capital	$585,190,428
Distributions in excess of net investment income	(7,156,747)
Accumulated net realized gain	99,090,228
Net unrealized appreciation	326,060,716
$1,003,184,625
Net assets attributable to:
Class III shares	$364,550,549
Class IV shares	$638,634,076
Shares outstanding:
Class III	20,279,742
Class IV	35,506,001
Net asset value per share:
Class III	$17.98
Class IV	$17.99

See accompanying notes to the financial statements.

17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $1,908,887)	$22,396,177
Interest (including securities lending income of $837,991)	1,776,068
Total investment income	24,172,245
Expenses:
Management fee (Note 3)	7,153,575
Shareholder service fee – Class III (Note 3)	648,286
Shareholder service fee – Class IV (Note 3)	589,749
Custodian and fund accounting agent fees	748,336
Transfer agent fees	42,628
Audit and tax fees	64,993
Legal fees	15,664
Trustees fees and related expenses (Note 3)	19,652
Registration fees	12,356
Miscellaneous	27,234
Total expenses	9,322,473
Fees and expenses reimbursed by Manager (Note 3)	(887,211)
Net expenses	8,435,262
Net investment income (loss)	15,736,983
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax and CPMF tax of $140,227 and $94,029, respectively) (Note 2)	238,508,786
Foreign currency, forward contracts and foreign currency related transactions	(2,988,727)
Net realized gain (loss)	235,520,059
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $33,900) (Note 2)	(34,590,903)
Foreign currency, forward contracts and foreign currency related transactions	(193,956)
Net unrealized gain (loss)	(34,784,859)
Net realized and unrealized gain (loss)	200,735,200
Net increase (decrease) in net assets resulting from operations	$216,472,183

See accompanying notes to the financial statements.

18

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,736,983	$14,743,431
Net realized gain (loss)	235,520,059	98,592,316
Change in net unrealized appreciation (depreciation)	(34,784,859)	113,649,493
Net increase (decrease) in net assets from operations	216,472,183	226,985,240
Distributions to shareholders from:
Net investment income
Class III	(7,882,142)	(12,236,026)
Class IV	(11,233,463)	(8,819,758)
Total distributions from net investment income	(19,115,605)	(21,055,784)
Net realized gains
Class III	(57,805,430)	(40,519,991)
Class IV	(80,047,426)	(28,580,789)
Total distributions from net realized gains	(137,852,856)	(69,100,780)
	(156,968,461)	(90,156,564)
Net share transactions (Note 7):
Class III	(87,014,942)	(129,870,091)
Class IV	36,890,176	172,149,959
Increase (decrease) in net assets resulting from net share transactions	(50,124,766)	42,279,868
Total increase (decrease) in net assets	9,378,956	179,108,544
Net assets:
Beginning of period	993,805,669	814,697,125
End of period (including distributions in excess of net investment income of $7,156,747 and $3,051,291, respectively)	$1,003,184,625	$993,805,669

See accompanying notes to the financial statements.

19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003		2002
Net asset value, beginning of period	$17.19	$14.79	$9.13	$9.59		$9.68
Income (loss) from investment operations:
Net investment income (loss)	0.26 †	0.26 †	0.20 †	0.16	†	0.15
Net realized and unrealized gain (loss)	3.19	3.76	5.77	(0.51	)(a)	0.00	(a)(b)
Total from investment operations	3.45	4.02	5.97	(0.35)		0.15
Less distributions to shareholders:
From net investment income	(0.32)	(0.38)	(0.31)	(0.11)		(0.24)
From net realized gains	(2.34)	(1.24)	—	—		—
Total distributions	(2.66)	(1.62)	(0.31)	(0.11)		(0.24)
Net asset value, end of period	$17.98	$17.19	$14.79	$9.13		$9.59
Total Return(c)	22.32%	28.40%	65.76%	(3.64)%		1.59%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$364,551	$426,758	$480,966	$275,739		$149,566
Net expenses to average daily net assets	0.85%	0.85%	0.85%	0.85%		0.86	%(d)
Net investment income to average daily net assets	1.52%	1.71%	1.71%	1.59%		1.48%
Portfolio turnover rate	40%	25%	31%	24%		17%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.09%	0.11%	0.15%		0.26%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Net realized and unrealized loss was less than $0.01 per share.

(c)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d)  Includes transfer taxes not reimbursed by the Manager, which approximate 0.01% of average daily net assets.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

20

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003(a)
Net asset value, beginning of period	$17.20	$14.80	$9.13	$10.60
Income (loss) from investment operations:
Net investment income (loss)†	0.26	0.26	0.21	0.08
Net realized and unrealized gain (loss)	3.20	3.76	5.77	(1.43)
Total from investment operations	3.46	4.02	5.98	(1.35)
Less distributions to shareholders:
From net investment income	(0.33)	(0.38)	(0.31)	(0.12)
From net realized gains	(2.34)	(1.24)	—	—
Total distributions	(2.67)	(1.62)	(0.31)	(0.12)
Net asset value, end of period	$17.99	$17.20	$14.80	$9.13
Total Return(b)	22.37%	28.44%	65.92%	(12.76	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$638,634	$567,048	$333,731	$202,319
Net expenses to average daily net assets	0.80%	0.81%	0.80%	0.80	%*
Net investment income to average daily net assets	1.55%	1.69%	1.78%	1.13	%*
Portfolio turnover rate	40%	25%	31%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.09%	0.11%	0.14	%*

(a)  Period from June 14, 2002 (commencement of operations) through February 28, 2003.

(b)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in a diversified portfolio of equity securities of non-U.S. issuers. The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

Throughout the year ended February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Fund's prospectus.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange

22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing,

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $50,723,797, collateralized by cash in the amount of $67,561,684, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $164,078 for potential capital gains and repatriation taxes as of February 28, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2006, the Fund incurred $140,227 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market. For the year ended February 28, 2006, the Fund incurred $94,029 in CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $33,336,181 and $25,245,856, respectively and long-term capital gains – $123,632,280 and $64,910,708, respectively.

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $18,661,249 and $82,200,619 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$702,433,711	$335,053,317	$(17,780,999)	$317,272,318

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption in-kind transactions. Net gains resulting from in-kind transactions were $44,137,540. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(726,834)	$(42,237,291)	$42,964,125

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.70% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $11,341 and $6,590, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $384,376,491 and $611,954,804, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 54.5% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by nine related parties comprised of certain GMO employee accounts, and less than 0.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,105,870	$36,900,000	2,003,413	$31,586,841
Shares issued to shareholders in reinvestment of distributions	3,919,744	63,826,169	3,225,981	50,882,694
Shares repurchased	(10,575,215)	(187,741,111)	(12,913,661)	(212,339,626)
Net increase (decrease)	(4,549,601)	$(87,014,942)	(7,684,267)	$(129,870,091)
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	8,179,317	$136,758,180
Shares issued to shareholders in reinvestment of distributions	5,485,547	89,390,176	2,242,284	35,391,779
Shares repurchased	(2,953,972)	(52,500,000)	—	—
Net increase (decrease)	2,531,575	$36,890,176	10,421,601	$172,149,959

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

30

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.85%	$1,000.00	$1,174.30	$4.58
2) Hypothetical	0.85%	$1,000.00	$1,020.58	$4.26
Class IV
1) Actual	0.81%	$1,000.00	$1,174.00	$4.37
2) Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $2,049,114 and recognized foreign source income of $24,304,996.

The Fund's distributions to shareholders include $123,632,280 from long-term capital gains.

For taxable, non-corporate shareholders, 47.78% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $759,533 and $11,997,045, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Quality Fund returned +36.9% for the fiscal year ended February 28, 2006, as compared to +37.9% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging market equities.

Country selection detracted 1.4% from performance during the period. The Fund underweighted Hungary and Turkey due to their expensive and vulnerable currencies. Hungary underperformed and Turkey outperformed the benchmark during the period. The Fund also does not invest in the smallest countries like Czech Republic, Egypt, Morocco, and Peru. Consequently, the Fund slightly overweighted the largest countries in the index. Egypt was among the best performing countries during the period. Overweights in Brazil, Russia, and Korea helped performance, while an overweight in Taiwan detracted from performance.

Stock selection added 0.4% to performance. Quality is the only driver of stock selection. Stock selection added to performance in Argentina, China, and Taiwan where quality fared well. Stock selection detracted from performance in Korea and Russia where quality performed the worst.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Emerging Markets Quality Fund Class III Shares and the S&P/IFC Investable Composite Index As of February 28, 2006

$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2/18/98
$4,975,000
$15,680,645
$13,335,040
$13,299,920
GMO Emerging Markets Quality Fund
S&P/IFC Investable Composite Index
S&P/IFC Investable Composite Index +*

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III	35.50%	23.15%	**2/18/98** 12.95%
Class VI	35.55%	n/a	**9/23/04** 42.91%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class VI will vary due to different fees. Past performance is not indicative of future results. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The S&P/IFC Investable Composite Index + represents the GMO Asia 7 Index prior to 9/22/04 and the S&P/IFC Investable Composite Index thereafter.

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	89.0%
Preferred Stocks	7.3
Short-Term Investment(s)	2.7
Debt Obligation(s)	1.0
Rights and Warrants	0.0
Swaps	0.0
Other	0.0
100.0%
Country Summary	% of Investments*
South Korea	19.5%
Taiwan	14.6
Brazil	11.2
South Africa	10.4
China	8.0
Russia	7.5
India	7.1
Mexico	6.0
Malaysia	3.1
Israel	3.0
Thailand	1.9
Chile	1.6
Poland	1.5
Indonesia	1.3
Turkey	1.1
United States	1.0
Argentina	0.7
Philippines	0.4
Czech Republic	0.1
100.0%

*  The table excludes short-term investment(s).

1

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Investments*
Information Technology	26.7%
Energy	19.3
Telecommunication Services	15.9
Materials	10.3
Consumer Staples	8.2
Consumer Discretionary	5.9
Industrials	4.9
Financials	4.4
Health Care	2.4
U.S. Government	1.0
Utilities	1.0
100.0%

*  The table excludes short-term investment(s).

2

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 89.0%
	Argentina — 0.7%
25,000	Tenaris SA ADR	4,003,750
	Brazil — 4.1%
46,600	Companhia Siderurgica Nacional SA	1,403,157
133,900	Compania Vale do Rio Doce	6,586,228
661,400	Petroleo Brasileiro SA (Petrobras)	15,137,292
72,705	Tele Centro Oeste Celular Participacoes SA	1,112,744
		24,239,421
	Chile — 1.6%
27,200	Banco De Chile ADR	1,192,992
40,300	Banco Santander Chile SA ADR	1,913,847
82,300	Compania Cervecerias Unidas ADR	2,238,560
84,900	Distribucion y Servicio ADR (a)	1,744,695
55,200	Lan Airlines SA	2,254,920
		9,345,014
	China — 7.8%
862,000	China Life Insurance Co Ltd *	977,701
758,116	China Merchants Holdings International Co Ltd	2,142,560
4,893,000	China Mobile Ltd	23,641,227
2,708,000	China Petroleum & Chemical Corp Class H	1,611,103
342,000	China Resources Enterprise Ltd	747,948
2,474,000	CNOOC Ltd	2,050,245
1,154,000	Cosco Pacific Ltd	2,429,515
816,000	Datang International Power Generation Co Ltd	585,660
3,614,592	Denway Motors Ltd	1,429,222
2,544,000	Huaneng Power International Inc Class H	1,703,072
2,576,000	Lenovo Group Ltd	1,055,251
6,072,842	PetroChina Co Ltd Class H	5,905,872
44,000	Sina.com *	984,280
1,033,600	Yanzhou Coal Mining Co Ltd	842,146
		46,105,802

See accompanying notes to the financial statements.

3

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Czech Republic — 0.1%
22,300	CEZ AS	775,682
	India — 6.9%
105,000	GAIL India Ltd	644,063
64,700	Hero Honda Motors Ltd	1,295,810
882,500	Hindustan Lever	4,848,291
224,500	Infosys Technologies Inc	14,273,223
911,100	ITC Ltd	3,541,314
47,100	Oil & Natural Gas Corp Ltd	1,207,091
75,500	Ranbaxy Laborators	729,374
164,200	Reliance Capital Ventures	90,120
164,200	Reliance Communication Venture * (b)	1,330,326
164,200	Reliance Energy Ventures *	159,471
164,200	Reliance Industries	2,617,864
164,200	Reliance Natural Resources Ltd * (b)	24,069
237,200	Satyam Computer Services Ltd	4,117,822
46,300	Tata Consultancy Services Ltd	1,773,312
345,300	Wipro Ltd	4,044,441
		40,696,591
	Indonesia — 1.2%
829,585	Astra International Tbk PT	878,520
644,000	Gudang Garam Tbk PT	766,018
7,312,000	Telekomunikasi Indonesia Tbk PT	4,838,106
25,200	Telekomunikasi Indonesia Tbk PT ADR	656,460
		7,139,104
	Israel — 2.9%
190,100	Check Point Software Technologies Ltd *	4,041,526
56,900	Teva Pharmaceutical Industries	2,393,358
258,900	Teva Pharmaceutical Industries ADR	10,871,211
		17,306,095

See accompanying notes to the financial statements.

4

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Malaysia — 3.0%
103,000	British American Tobacco Berhad	1,185,426
383,000	Genting Berhad	2,461,046
409,000	IOI Corp Berhad	1,519,917
524,000	Malakoff Berhad	1,239,503
1,491,800	Maxis Communications Berhad	3,491,776
1,198,200	MISC Berhad	3,125,705
379,000	Resorts World Berhad	1,325,398
525,000	Sime Darby Berhad	875,627
152,000	Tanjong Plc	581,033
409,837	Telekom Malaysia Berhad	1,090,310
1,293,640	YTL Power Internationl Berhad	776,010
		17,671,751
	Mexico — 5.8%
191,400	America Movil SA de CV Class L ADR	6,647,322
348,000	America Telecom SA de CV *	2,009,928
352,608	Cemex SA de CV CPO	2,182,635
182,000	Fomento Economico Mexicano SA de CV	1,572,411
356,000	Grupo Modelo SA de CV Class C	1,231,981
215,000	Grupo Televisa SA (Participating Certificates)	854,048
195,000	Kimberly Clark (Series A)	670,167
484,300	Telefonos de Mexico SA de CV Class L ADR	10,843,477
2,965,732	Wal-Mart de Mexico SA de CV Class V	8,471,093
		34,483,062
	Philippines — 0.4%
40,000	Philippine Long Distance Telephone	1,373,097
508,101	San Miguel Corp Class B	815,739
		2,188,836
	Poland — 1.5%
236,000	Polski Koncern Naftowy Orlen SA	4,340,079
15,900	Prokom Software SA	752,253
512,700	Telekomunikacja Polska SA	3,569,305
		8,661,637

See accompanying notes to the financial statements.

5

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Russia — 7.3%
19,500	JSC Mining & Smelting Co ADR	1,735,500
274,500	Lukoil ADR	21,960,000
177,700	Mobile Telesystems ADR	6,409,639
33,600	OAO Gazprom ADR (a)	2,842,560
19,500	Polyus Gold Co ZAO ADR *	702,000
40,200	Sibneft ADR	924,600
84,000	Surgutneftegaz ADR (a)	6,111,000
51,400	Vimpel-Communications ADR *	2,261,600
		42,946,899
	South Africa — 10.1%
289,000	African Bank Investments Ltd	1,350,463
28,000	Anglo American Platinum Corp	2,222,442
99,800	Barlow Ltd	1,924,778
192,100	Bidvest Group Ltd	3,230,473
315,600	Edgars Consolidated Stores Ltd	1,720,809
1,238,104	FirstRand Ltd	3,732,435
86,500	Gold Fields Limited	1,904,305
46,000	Impala Platinum Holdings Ltd	7,810,320
116,367	Imperial Holdings Ltd *	2,911,212
54,000	JD Group Ltd	802,339
395,400	MTN Group Ltd	3,827,127
214,740	Nampak Ltd	572,545
48,751	Nedcor Ltd	940,994
306,600	Old Mutual Plc	963,545
113,900	Remgro Ltd	2,388,910
320,600	RMB Holdings Ltd	1,451,799
373,400	Sasol Ltd	12,787,010
308,014	Standard Bank Group Ltd	3,932,349
754,500	Steinhoff International Holdings	2,469,433
102,176	Tiger Brands Ltd	2,532,776
		59,476,064

See accompanying notes to the financial statements.

6

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	South Korea — 18.4%
50,700	Daewoo Shipbuilding & Marine Engineering Co Ltd	1,363,793
59,900	Doosan Infracore Co Ltd	1,006,063
29,200	GS Engineering & Construction Corp	1,585,708
27,300	Hyundai Engineering & Construction *	1,313,821
74,800	Hyundai Mobis	6,288,947
72,230	Hyundai Motor Co	6,138,802
36,900	Kangwon Land Inc	731,364
86,940	KIA Motors Corp	1,866,478
87,500	KT Corp ADR	1,786,750
48,200	KT Freetel Co Ltd	1,282,295
106,400	KT&G Corp	6,307,463
47,300	LG Chemicals Ltd	2,373,305
19,500	LG Electronics Inc	1,601,270
22,100	LG Philips LCD Co Ltd *	989,552
19,000	NCSoft Corp *	1,270,115
14,300	NHN Corp *	4,031,172
42,200	POSCO	9,945,493
56,700	Samsung Electronics Co Ltd	39,750,893
37,000	Samsung SDI Co Ltd	3,269,326
45,600	Samsung Techwin Co Ltd	1,247,804
9,900	Shinsegae Co Ltd	4,691,699
10,900	SK Telecom Co Ltd	2,265,100
313,700	SK Telecom Co Ltd ADR	7,575,855
		108,683,068
	Taiwan — 14.2%
1,141,420	Acer Inc	2,525,630
2,207,690	Asustek Computer Inc	6,221,855
509,270	AU Optronics Corp	813,672
647,115	Benq Corp	634,849
597,510	China Motor Corp Ltd	671,075
1,622,250	China Steel Corp	1,467,831
1,968,000	Chunghwa Telecom Co Ltd	3,582,845
5,500	Chunghwa Telecom Co Ltd ADR	103,950

See accompanying notes to the financial statements.

7

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Taiwan — continued
2,018,791	Compal Electronics Inc	1,877,795
326,002	Delta Electronics Inc	776,036
1,608,900	Formosa Chemicals & Fibre Co	2,529,375
489,886	Formosa Petrochemical Corp	874,266
1,206,669	Formosa Plastics Corp	1,909,438
31,000	High Tech Computer Corp	664,036
2,539,949	Hon Hai Precision Industry Co Ltd	16,060,778
662,120	Lite-On Technology Corp	892,314
790,600	MediaTek Inc	8,091,953
2,776,140	Nan Ya Plastic Corp	3,926,941
179,328	Novatek Microelectronics	1,236,164
1,577,429	Quanta Computer Inc	2,402,866
509,250	Realtek Semiconductor Corp	558,391
625,432	Sunplus Technology Co Ltd	754,718
12,869,095	Taiwan Semiconductor Manufacturing Co Ltd	23,845,887
1,777,916	United Microelectronics Corp	1,036,841
		83,459,506
	Thailand — 1.9%
405,000	Advanced Info Service Pcl NVDR (b)	975,131
554,000	Advanced Info Service Pcl (Foreign Registered) (b)	1,333,884
167,000	PTT Exploration & Production Pcl (Foreign Registered) (b)	2,222,033
530,611	Ptt Pcl (Foreign Registered) (b)	3,380,155
157,000	PTT Pcl NVDR (b)	1,000,138
588,000	Shin Corporation Pcl (Foreign Registered) (b)	726,881
65,000	Siam Cement Pcl (Foreign Registered) NVDR (b)	401,847
48,000	Siam Cement Pcl (Foreign Registered) (b)	326,179
2,439,000	Tanayong Co Ltd (Foreign Registered) (b) (c)	624
397,000	Thai Oil Pcl (Foreign Registered) (b)	613,921
		10,980,793
	Turkey — 1.1%
230,276	Akbank TAS	2,331,067
100,930	Arcelik AS	940,907

See accompanying notes to the financial statements.

8

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	Turkey — continued
173,400	KOC Holding AS	1,053,373
66,575	Tupras-Turkiye Petrol Rafineriler AS	1,269,379
221,435	Vestel Elektronik Sanayi *	962,096
		6,556,822
	TOTAL COMMON STOCKS (COST $394,788,011)	524,719,897
	PREFERRED STOCKS — 7.3%
	Brazil — 6.8%
222,900	Aracruz Class B (Registered) 1.65%	1,102,166
43,800	Banco Bradesco SA 3.66%	1,806,866
64,200	Banco Itau Holding Financeira SA 2.79%	2,077,014
951,100	Caemi Mineracao e Metalurgica SA 1.35%	1,639,287
11,577,900	Companhia de Bebidas das Americas 3.03%	4,912,497
102,700	Companhia Vale do Rio Doce Class A 0.36%	4,372,065
68,500	Empresa Brasileira de Aeronautica SA ADR 2.72%	2,722,875
121,200	Gerdau SA 4.84%	2,796,704
821,700	Petroleo Brasileiro SA (Petrobras) 0.44%	17,316,259
29,200	Usinas Siderrurgicas de Minas Gerais SA 4.20%	962,562
		39,708,295
	South Korea — 0.5%
5,900	Samsung Electronics Co Ltd (Non Voting) 1.18% *	3,121,961
	TOTAL PREFERRED STOCKS (COST $24,623,275)	42,830,256
	DEBT OBLIGATION(S) — 1.0%
	United States — 1.0%
5,502,779	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (d) (e)	5,821,985
	TOTAL DEBT OBLIGATION(S) (COST $5,820,109)	5,821,985

See accompanying notes to the financial statements.

9

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Thailand — 0.0%
480,663	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—
	SHORT-TERM INVESTMENT(S) — 2.7%
2,000,000	Barclays Time Deposit, 4.56%, due 03/01/06	2,000,000
1,300,000	Branch Bank & Trust Time Deposit, 4.52%, due 03/01/06	1,300,000
2,000,000	Dresdner Bank AG Time Deposit, 4.55%, due 03/01/06	2,000,000
2,000,000	ING Bank Time Deposit, 4.57%, due 03/01/06	2,000,000
8,710,875	The Boston Global Investment Trust (f)	8,710,875
	TOTAL SHORT-TERM INVESTMENT(S) (COST $16,010,875)	16,010,875
	TOTAL INVESTMENTS — 100.0% (Cost $441,242,270)	589,383,013
	Other Assets and Liabilities (net) — 0.0%	13,113
	TOTAL NET ASSETS — 100.0%	$589,396,126

See accompanying notes to the financial statements.

10

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
3,186,025	USD	1/31/2007	Deutsche Bank	1 Month LIBOR	Return on
				+ 0.55%	Gazprom	$17,090
2,628,025	USD	1/31/2007	Deutsche Bank	1 Month LIBOR	Return on
				+ 0.55%	Gazprom	14,097
						$31,187

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Bankrupt issuer.

(d)  Index security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  All or a portion of this security has been segregated to cover open margin requirements on open swap contracts (Note 2).

(f)  All or a portion of this security represents investment of security lending collateral (Note 2).

  As of February 28, 2006, 64.9% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

11

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $8,121,335 (cost $441,242,270) (Note 2)	$589,383,013
Cash	40,722
Foreign currency, at value (cost $3,385,445) (Note 2)	3,373,994
Receivable for Fund shares sold	5,000,000
Dividends and interest receivable	1,450,341
Receivable for open swap contracts (Note 2)	31,187
Receivable for expenses reimbursed by Manager (Note 3)	23,771
Total assets	599,303,028
Liabilities:
Collateral on securities loaned (Note 2)	8,710,875
Accrued capital gain and repatriation taxes payable (Note 2)	736,895
Payable to affiliate for (Note 3):
Management fee	180,973
Shareholder service fee	39,639
Trustees and Chief Compliance Officer fees	1,407
Accrued expenses	237,113
Total liabilities	9,906,902
Net assets	$589,396,126
Net assets consist of:
Paid-in capital	$424,319,798
Accumulated undistributed net investment income	636,474
Accumulated net realized gain	16,956,393
Net unrealized appreciation	147,483,461
$589,396,126
Net assets attributable to:
Class III shares	$197,026,440
Class VI shares	$392,369,686
Shares outstanding:
Class III	18,990,406
Class VI	37,749,505
Net asset value per share:
Class III	$10.38
Class VI	$10.39

See accompanying notes to the financial statements.

12

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $1,031,155)	$8,701,831
Interest (including securities lending income of $74,596)	535,674
Total investment income	9,237,505
Expenses:
Management fee (Note 3)	1,565,690
Shareholder service fee – Class III (Note 3)	234,648
Shareholder service fee – Class VI (Note 3)	129,245
Custodian and fund accounting agent fees	704,905
Transfer agent fees	43,310
Audit and tax fees	65,907
Legal fees	11,347
Trustees fees and related expenses (Note 3)	6,752
Registration fees	35,284
Miscellaneous	13,709
Total expenses	2,810,797
Fees and expenses reimbursed by Manager (Note 3)	(159,490)
Net expenses	2,651,307
Net investment income (loss)	6,586,198
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax and CPMF tax of $17,865 and $4,903, respectively) (Note 2)	18,135,636
Foreign currency, forward contracts and foreign currency related transactions	(183,348)
Net realized gain (loss)	17,952,288
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $736,895) (Note 2)	122,775,972
Open swap contracts	31,187
Foreign currency, forward contracts and foreign currency related transactions	(645,415)
Net unrealized gain (loss)	122,161,744
Net realized and unrealized gain (loss)	140,114,032
Net increase (decrease) in net assets resulting from operations	$146,700,230

See accompanying notes to the financial statements.

13

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,586,198	$1,656,390
Net realized gain (loss)	17,952,288	42,887,386
Change in net unrealized appreciation (depreciation)	122,161,744	(26,890,800)
Net increase (decrease) in net assets from operations	146,700,230	17,652,976
Distributions to shareholders from:
Net investment income
Class III	(2,359,713)	(3,327,581)
Class VI	(3,821,368)	(98,389)
Total distributions from net investment income	(6,181,081)	(3,425,970)
Net realized gains
Class III	(823,974)	(34,630,395)
Class VI	(1,152,023)	(2,361,326)
Total distributions from net realized gains	(1,975,997)	(36,991,721)
	(8,157,078)	(40,417,691)
Net share transactions (Note 7):
Class III	59,430,146	(26,189,561)
Class VI	204,518,388	91,844,257
Increase (decrease) in net assets resulting from net share transactions	263,948,534	65,654,696
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	703,183	457,595
Class VI	895,785	343,428
Increase in net assets resulting from net purchase premiums and redemption fees	1,598,968	801,023
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	265,547,502	66,455,719
Total increase (decrease) in net assets	404,090,654	43,691,004
Net assets:
Beginning of period	185,305,472	141,614,468
End of period (including accumulated undistributed net investment income of $636,474 and $437,476, respectively)	$589,396,126	$185,305,472

See accompanying notes to the financial statements.

14

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$7.71	$13.77	$7.25	$8.09	$7.87
Income (loss) from investment operations:
Net investment income (loss)	0.15 †	0.17 †	0.23	0.06	0.07
Net realized and unrealized gain (loss)	2.67	0.19	6.35	(0.85)	0.26
Total from investment operations	2.82	0.36	6.58	(0.79)	0.33
Less distributions to shareholders:
From net investment income	(0.11)	(0.52)	(0.06)	(0.05)	(0.11)
From net realized gains	(0.04)	(5.90)	—	—	—
Total distributions	(0.15)	(6.42)	(0.06)	(0.05)	(0.11)
Net asset value, end of period	$10.38	$7.71	$13.77	$7.25	$8.09
Total Return(a)	36.86%	16.19%	91.04%	(9.82)%	4.41%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$197,026	$82,153	$141,614	$105,354	$117,878
Net expenses to average daily net assets	0.73%	1.22%	1.25%	1.35%	1.28%
Net investment income to average daily net assets	1.71%	1.84%	1.76%	0.80%	1.01%
Portfolio turnover rate	18%	141%	39%	72%	68%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.11%	0.07%	0.06%	0.09%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.04	$0.06	$0.02	$0.00 (b)	$0.00 (b)

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

15

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class VI share outstanding throughout each period)

	Year Ended February 28,
	2006	2005(a)
Net asset value, beginning of period	$7.72	$6.52
Income (loss) from investment operations:†
Net investment income (loss)	0.15	0.03
Net realized and unrealized gain (loss)	2.67	1.44
Total from investment operations	2.82	1.47
Less distributions to shareholders:
From net investment income	(0.11)	(0.01)
From net realized gains	(0.04)	(0.26)
Total distributions	(0.15)	(0.27)
Net asset value, end of period	$10.39	$7.72
Total Return(b)	36.92%	23.05	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$392,370	$103,152
Net expenses to average daily net assets	0.64%	0.71	%*
Net investment income to average daily net assets	1.66%	0.99	%*
Portfolio turnover rate	18%	141	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.16	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.04

(a)  Period from September 23, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

See accompanying notes to the financial statements.

16

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Emerging Markets Quality Fund, (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks broad exposure to the high-quality companies of its benchmark typically through investment in equity securities traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the S&P/IFCI (Investable) Composite Index. Prior to September 23, 2004, the Fund's benchmark was the Asia 7 Index, an index maintained by the Manager and composed of the S&P/IFCI (Investable) Country Indices of seven Asian countries (China, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand), all of which are equally weighted.

For the year ended February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class VI. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's

17

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with

18

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as

19

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements

20

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $8,121,335, collateralized by cash in the amount of $8,710,875, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $736,895 for potential capital gains and repatriation taxes as of February 28, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of

21

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Operations. For the year ended February 28, 2006, the Fund incurred $17,865 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2006, the Fund incurred $4,903 in CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $7,106,894 and $3,425,970 respectively and long-term capital gains – $1,050,184 and $36,991,721, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $2,318,466 and $16,039,197 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$442,007,069	$150,150,722	$(2,774,778)	$147,375,944

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(206,119)	$206,119	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

22

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. For the years ended February 28, 2006 and February 28, 2005, the Fund received $1,444,193 and $503,084 in purchase premiums and $154,775 and $297,939 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

Investments in emerging countries present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging countries are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

23

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.40% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $4,306 and $3,255, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $315,038,569 and $68,874,228, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 55.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

24

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 0.1% of the Fund's shares were held by seven related parties comprised of certain GMO employee accounts, and 98.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,333,276	$116,063,878	8,481,852	$57,280,306
Shares issued to shareholders in reinvestment of distributions	329,743	2,997,691	4,364,286	28,188,546
Shares repurchased	(6,332,605)	(59,631,423)	(12,472,068)	(111,658,413)
Purchase premiums and redemption fees	—	703,183	—	457,595
Net increase (decrease)	8,330,414	$60,133,329	374,070	$(25,731,966)
	Year Ended February 28, 2006		Period from September 23, 2004 (commencement of operations) through February 28, 2005
Class VI:	Shares	Amount	Shares	Amount
Shares sold	24,022,660	$201,253,447	13,013,063	$89,384,542
Shares issued to shareholders in reinvestment of distributions	541,077	4,973,390	350,886	2,459,715
Shares repurchased	(178,181)	(1,708,449)	—	—
Purchase premiums and redemption fees	—	895,785	—	343,428
Net increase (decrease)	24,385,556	$205,414,173	13,363,949	$92,187,685

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Quality Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Quality Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

26

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.75%	$1,000.00	$1,253.20	$4.19
2) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76
Class VI
1) Actual	0.65%	$1,000.00	$1,252.20	$3.63
2) Hypothetical	0.65%	$1,000.00	$1,021.57	$3.26

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $1,049,020 and recognized foreign source income of $9,732,986.

The Fund's distributions to shareholders include $1,050,184 from long-term capital gains.

For taxable, non-corporate shareholders, 54.96% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $0 and $806,162, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Collateral Fund returned +3.9% for the fiscal year ended February 28, 2006, as compared to +3.7% for the JPMorgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 0.2%. This outperformance was attributable to contributions from cash management strategies as well as from instrument selection. At fiscal year-end, approximately 99.4% of the portfolio was AAA-rated. At fiscal year-end, approximately 85% of the Fund was invested in highly-rated, floating rate, asset-backed securities, 3% in U.S. Treasury notes and cash, less than 1% in corporate bonds, 2% in U.S. Government-backed bonds, 9% in collateralized bonds, and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card, and auto loans as well as commercial/corporate mortgages and receivables.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligation(s)	96.5%
Short-Term Investment(s)	2.8
Mutual Funds	0.7
Swaps	0.1
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Futures	0.0
Other	(0.1)
100.0%
Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	22.6%
Credit Cards	18.6
Auto Financing	8.6
Student Loans	6.9
Business Loans	6.0
Residential Mortgage-Backed Securities (European)	4.8
Residential Mortgage-Backed Securities (Australian)	4.7
Investment Grade Corporate Collateralized Debt Obligations	3.5
Insured Auto Financing	3.0
Insured Residential Mortgage-Backed Securities (United States)	2.3
CMBS	2.2
Rate Reduction Bonds	1.7
U.S. Government Agency	1.7
Insured High Yield Collateralized Debt Obligations	1.6
Insurance Premiums	1.2
CMBS Collateralized Debt Obligations	1.1
Insured Credit Cards	1.1
Corporate Debt	1.0
Equipment Leases	0.9
Other	0.8
Insured Residential Asset-Backed Securities (European)	0.7
Airlines	0.6
Insured Insurance Premiums	0.6
Insured Business Loans	0.5
Insured Residential Asset-Backed Securities (United States)	0.5
Insured Time Share	0.5
Emerging Markets Collateralized Debt Obligations	0.4

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary — (Continued)	% of Debt Obligations
Residential Mortgage-Backed Securities (United States)	0.4%
ABS Collateralized Debt Obligations	0.3
Insured Transportation	0.3
Trade Receivable	0.3
High Yield Collateralized Debt Obligations	0.2
U.S. Government	0.2
Collateralized Loan Obligations	0.1
Insured Collateralized Loan Obligations	0.1
100.0%

2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	DEBT OBLIGATION(S) — 96.5%
	Asset-Backed Securities — 93.7%
	ABS Collateralized Debt Obligations — 0.3%
15,000,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.25%, due 10/20/44	15,000,000
	Airlines — 0.6%
23,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, Variable Rate, 1 mo. LIBOR + .48%, 5.05%, due 05/15/24	14,605,000
12,043,272	Continental Airlines Inc., Series 99-1A,, 6.55%, due 02/02/19	11,832,515
		26,437,515
	Auto Financing — 8.3%
30,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + .14%, 4.71%, due 05/20/10	30,103,140
4,685,285	Capital Auto Receivables Asset Trust (GMAC), Series 03-1, Class A3A, 2.75%, due 04/16/07	4,658,930
13,000,000	Chesapeake Funding Llc, Series 04-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .16%, 4.73%, due 07/07/16	12,997,920
24,000,000	Daimler Chrysler Auto Trust, Series 06-A, Class A1, 144A, 4.79%, due 03/08/07	24,000,000
28,000,000	Daimler Chrysler Master Owner Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 4.60%, due 01/15/09	27,977,600
9,293,552	Ford Credit Auto Owner Trust, Series 03-A, Class A4A, 2.70%, due 06/15/07	9,250,337
29,000,000	Ford Credit Auto Owner Trust, Series 06-A, Class A2B, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 09/15/08	28,900,312
40,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 05/15/10	39,957,607
13,931,801	Franklin Auto Trust, Series 05-1, Class A1, 4.50%, due 12/20/06	13,922,049
343,683	Honda Auto Receivables Owner Trust, Series 05-3, Class A1, 3.42%, due 06/19/06	343,167
5,271,767	Honda Auto Receivables Owner Trust, Series 05-6, Class A1, 4.51%, due 12/18/06	5,267,813
15,000,000	Nissan Auto Receivables Owner Trust, Series 04-C, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 03/15/10	15,004,687

See accompanying notes to the financial statements.

3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Auto Financing — continued
33,370,000	Nissan Master Owner Trust Receivables, Series 03-A, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 4.63%, due 09/15/08	33,349,978
12,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 4.60%, due 07/15/10	12,000,000
38,000,000	Superior Wholesale Inventory Financing Trust, Series 05, Class A, Variable Rate, 1 mo. LIBOR +.18%, 4.75%, due 06/15/10	37,901,200
32,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR +.27%, 4.84%, due 12/15/16	31,975,040
16,000,000	Volkswagen Auto Lease Trust, Series 04-A, Class A4B, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 08/20/10	16,009,280
10,000,000	Volkswagen Credit Auto Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 4.59%, due 07/20/10	9,996,880
3,404,655	World Omni Auto Receivables Trust, Series 05-B, Class A1, 3.83%, due 08/21/06	3,403,299
14,000,000	World Omni Auto Receivables Trust, Series 06-A, Class A1, 4.85%, due 03/15/07	14,000,000
		371,019,239
	Business Loans — 5.8%
10,919,159	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 4.94%, due 04/25/34	10,946,457
8,775,691	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 4.95%, due 01/25/35	8,779,201
23,846,782	Bayview Commercial Asset Trust, Series 05-4A, Class A2, Variable Rate, 1 mo. LIBOR + .39%, 4.97%, due 01/25/36	23,832,474
7,239,312	Capitalsource Commercial Loan Trust, Series 04-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .33%, 4.90%, due 04/20/13	7,245,828
10,000,000	Capitalsource Commercial Loan Trust, Series 04-2A, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 4.82%, due 08/20/13	10,007,000
6,646,076	Capitalsource Commercial Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 4.66%, due 03/22/10	6,640,759
6,881,198	COLTS Trust, Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .34%, 4.83%, due 09/15/14	6,887,391
8,626,183	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 4.86%, due 05/15/32	8,643,781

See accompanying notes to the financial statements.

4

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Business Loans — continued
10,941,467	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 4.81%, due 11/15/33	10,955,143
25,000,000	GE Commercial Equipment Financing Llc, Series 05-1, Class A3B, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 03/20/09	25,003,000
21,971,043	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 02/25/30	21,971,043
18,631,512	Lehman Brothers Small Balance Commercial, Series 05-2, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 09/25/30	18,637,334
1,527,229	Marlin Leasing Receivables Llc, Series 04-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .22%, 4.79%, due 01/15/07	1,527,351
7,673,058	Marlin Leasing Receivables Llc, Series 05-1A, Class A1, 144A, 4.05%, due 08/15/06	7,664,080
13,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 02/25/13	12,989,600
20,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 4.82%, due 07/25/11	20,022,600
53,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR +.12%, 4.69%, due 05/13/10	53,000,000
4,193,980	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR +.50%, 5.07%, due 09/15/17	4,172,800
		258,925,842
	CMBS — 2.1%
15,728,754	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	15,694,347
10,000,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 07/15/44	9,992,000
32,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	32,025,000
18,144,006	Greenwich Capital Commercial Funding Corp., Series 05-FL3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .20%, 4.86%, due 10/05/20	18,149,676
6,390,240	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 04-FL1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .17%, 4.74%, due 04/16/19	6,390,943
14,251,500	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	13,694,244
		95,946,210

See accompanying notes to the financial statements.

5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	CMBS Collateralized Debt Obligations — 1.1%
19,108,692	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 4.87%, due 06/28/19	19,119,966
30,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 4.90%, due 08/26/30	30,000,000
		49,119,966
	Collateralized Loan Obligations — 0.1%
6,000,000	Archimedes Funding IV (Cayman) Ltd., 4A A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 5.28%, due 02/25/13	6,018,000
	Credit Cards — 18.0%
40,000,000	Advanta Business Card Master Trust, Series 03-B, Class A, Variable Rate, 1 mo. LIBOR + .35%,, 4.92%, due 12/22/08	40,042,000
13,500,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 4.64%, due 04/20/11	13,504,320
20,000,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 4.70%, due 05/20/13	20,062,500
7,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 4.63%, due 04/20/12	6,997,900
27,000,000	American Express Credit Account Master Trust, Series 01-7, Class A, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 02/16/09	27,014,045
5,000,000	American Express Credit Account Master Trust, Series 03-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 09/15/10	5,009,450
9,800,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 4.57%, due 06/16/08	9,791,180
35,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 02/15/13	35,005,600
15,000,000	American Express Credit Account Master Trust, Series 2001-6, Class A, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 12/15/06	15,004,183
15,000,000	American Express Credit Account Master Trust, Series 2002-6, Class A, Variable Rate, 1 mo. LIBOR + .14%, 4.71%, due 03/15/10	15,031,916
25,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 4.59%, due 12/15/10	24,997,500
20,000,000	Bank One Issuance Trust, Series 02-A5, Class A5, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 06/15/10	20,034,600
5,000,000	Bank One Issuance Trust, Series 03-1A, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 09/15/10	5,009,950

See accompanying notes to the financial statements.

6

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)		Description	Value ($)
		Credit Cards — continued
	7,670,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 06/15/11	7,680,738
	27,715,000	Bank One Issuance Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 12/15/10	27,753,801
	12,000,000	Capital One Master Trust, Series 01-2, Class A, Variable Rate, 1 mo. LIBOR + .14%, 4.71%, due 01/15/09	12,000,480
	15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 02/15/12	15,035,156
	26,275,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 4.90%, due 06/16/14	26,394,026
	25,000,000	Chase Credit Card Master Trust, Series 01-6, Class A, Variable Rate, 1 mo. LIBOR + .13%, 4.70%, due 03/16/09	25,026,207
	15,650,000	Chase Credit Card Master Trust, Series 02-1, Class A, Variable Rate, 1 mo. LIBOR +.10%, 4.67%, due 06/15/09	15,666,241
	22,000,000	Citibank Credit Card Issuance Trust, Series 01-A1, Class A1, Variable Rate, 3 mo. LIBOR + .17%, 4.88%, due 02/07/10	22,060,362
	7,500,000	Citibank Credit Card Issuance Trust, Series 03-A4, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 03/20/09	7,506,445
	20,000,000	Citibank Credit Card Issuance Trust, Series 04-A3, Class A3, Variable Rate, 3 mo. LIBOR + .07%, 4.69%, due 07/25/11	20,018,719
	10,000,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 4.64%, due 04/24/14	9,999,976
	28,000,000	Discover Card Master Trust I, Series 01-3, Class A, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 09/15/08	28,001,309
	10,000,000	Discover Card Master Trust I, Series 02-3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 11/17/09	10,008,232
	45,000,000	Discover Card Master Trust I, Series 03-2, Class A, Variable Rate, 1 mo. LIBOR + .13%, 4.70%, due 08/15/10	45,112,500
	12,000,000	Discover Card Master Trust I, Series 03-4, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 05/15/11	12,027,655
	7,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 4.63%, due 06/18/13	7,008,750
GBP	10,000,000	Earls Five Ltd., Series E, MTN, Variable Rate, 3 mo. GBP LIBOR + .14%, 4.72%, due 02/27/08	17,618,180
	25,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 03/15/13	25,015,625

See accompanying notes to the financial statements.

7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Credit Cards — continued
5,400,000	GE Capital Credit Card Master Note Trust, Series 2004-2, Class A, Floating Rate, 1 mo. LIBOR + .04%, 4.61%, due 09/15/10	5,403,375
20,000,000	Gracechurch Card Funding Plc, Series 2, Class A, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 10/15/09	20,034,647
28,000,000	Gracechurch Card Funding Plc, Series 4, Class A, Variable Rate, 1 mo. LIBOR + .05%, 4.62%, due 06/15/08	28,003,920
3,000,000	MBNA Credit Card Master Note Trust, Series 01-A5, Class A5, Variable Rate, 1 mo. LIBOR + .21%, 4.78%, due 03/15/11	3,014,220
6,220,000	MBNA Credit Card Master Note Trust, Series 02-A9, Class A9, Variable Rate, 3 mo. LIBOR + .09%, 4.69%, due 12/15/09	6,225,540
31,976,000	MBNA Credit Card Master Note Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 08/16/10	32,038,993
14,000,000	MBNA Credit Card Master Note Trust, Series 04-A7, Class A7, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 12/15/11	14,039,375
15,000,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 01/15/14	15,058,289
19,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 4.57%, due 12/15/10	19,000,000
9,100,000	Nordstrom Credit Card Master Note Trust, Series 02-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 4.84%, due 10/13/10	9,124,092
25,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 4.63%, due 09/15/11	25,037,732
18,000,000	World Financial Network Credit Card Master Trust, Series 02-A, Class A, Variable Rate, 1 mo. LIBOR + .43%, 5.00%, due 08/15/11	18,079,200
31,100,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 03/15/13	31,165,295
7,000,000	World Financial Network Credit Card Master Trust, Series 04-A, Class B, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 07/15/10	6,998,460
		804,662,684
	Emerging Markets Collateralized Debt Obligations — 0.4%
362,406	Oasis CBO Ltd., 144A, Variable Rate, 6 mo. LIBOR + 0.38%, 4.96%, due 05/30/11	362,406
16,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 4.75%, due 04/18/17	16,025,600
		16,388,006

See accompanying notes to the financial statements.

8

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Equipment Leases — 0.9%
7,500,000	CNH Equipment Trust, Series 04-A, Class A4A, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 09/15/11	7,507,031
23,000,000	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 06/15/12	23,003,450
8,148,214	GE Equipment Small Ticket Llc, Series 05-2A, Class A1, 144A, 4.56%, due 12/22/06	8,142,510
		38,652,991
	High Yield Collateralized Debt Obligations — 0.1%
572,023	Nomura CBO Ltd., Series 97-2, Class A2, 144A, Step Up, 6.26%, due 10/30/09	573,453
3,906,367	Rhyno CBO Delaware Corp., Series 97-1, Class A-2, 144A, Step Up, 6.33%, due 09/15/09	3,914,531
2,504,594	SHYPPCO Finance Co., Series II, Class A-2B, 144A, 6.64%, due 06/15/10	2,379,364
		6,867,348
	Insurance Premiums — 1.2%
25,000,000	AICCO Premium Finance Master Trust, Series 04-1A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 11/17/08	25,032,227
16,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 4.65%, due 04/15/10	15,990,400
11,000,000	Mellon Bank Premium Finance Loan Master Trust, Series 04-1, Class A, Variable Rate, 3 mo. LIBOR + .16%, 4.65%, due 06/15/09	10,993,400
		52,016,027
	Insured Auto Financing — 2.9%
20,000,000	Aesop Funding II Llc, Series 03-2A, Class A1, 144A, MBIA, 2.74%, due 06/20/07	19,920,200
17,500,000	Aesop Funding II Llc, Series 03-5A, Class A2, 144A, XL Capital Assurance, Variable Rate, 1 mo. LIBOR + .38%, 4.95%, due 12/20/09	17,608,675
9,000,000	Aesop Funding II Llc, Series 04-2A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 04/20/08	9,002,812
10,000,000	Aesop Funding II Llc, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 04/20/10	9,935,000
19,550,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR +.08%, 4.65%, due 05/06/12	19,565,273

See accompanying notes to the financial statements.

9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
1,090,944	AmeriCredit Automobile Receivables Trust, Series 05-CF, Class A1, FSA, 3.84%, due 09/06/06	1,090,868
17,000,000	Capital One Auto Finance Trust, Series 04-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 03/15/11	17,014,620
11,000,000	Capital One Auto Finance Trust, Series 04-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 08/15/11	11,012,430
8,000,000	Hertz Vehicle Financing Llc, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 11/25/11	8,006,562
15,000,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 06/25/09	15,024,300
		128,180,740
	Insured Business Loans — 0.4%
8,733,811	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 5.02%, due 10/25/30	8,793,375
10,839,735	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 4.87%, due 12/02/13	10,842,229
		19,635,604
	Insured Collateralized Loan Obligations — 0.1%
4,170,958	PAMCO CLO, Series 98-1W, Class A, 144A, FSA, Variable Rate, 3 mo. LIBOR + .17%, 4.85%, due 05/01/10	4,166,787
	Insured Credit Cards — 1.0%
11,000,000	Cabela's Master Credit Card Trust, Series 03-1A, Class A, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .30%, 4.87%, due 01/15/10	11,046,420
35,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 03/15/11	35,071,050
		46,117,470
	Insured High Yield Collateralized Debt Obligations — 1.6%
30,961,538	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, Variable Rate, 3 mo. LIBOR +.25%, 4.27%, due 06/30/17	30,651,923
2,030,223	Cigna CBO, Series 96-1, Class A2, 144A, CapMAC, 6.46%, due 11/15/08	2,030,223
618,815	Clydesdale CBO I Ltd., Series 1A, Class A2, 144A, FSA, 6.83%, due 03/25/11	618,815
1,289,248	DLJ CBO Ltd., Series 1A, Class A2, FSA, 6.68%, due 04/15/11	1,302,141

See accompanying notes to the financial statements.

10

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)		Description	Value ($)
		Insured High Yield Collateralized Debt Obligations — continued
	10,000,000	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 5.06%, due 12/16/15	10,000,000
	5,970,094	GSC Partners CDO Fund Ltd., Series 1A-A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .40%, 4.93%, due 05/09/12	5,969,259
	19,129,167	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 5.09%, due 05/22/13	19,181,007
	1,047,437	Spirit CBO, Series 03-4AW, AMBAC, Variable Rate, 6 mo. LIBOR + .55%, 5.14%, due 05/23/11	1,047,437
			70,800,805
		Insured Insurance Premiums — 0.6%
	25,000,000	PFS Financing Corp., Series 01-FA, Class A, MBIA, 144A, Variable Rate, 1 mo. LIBOR + .33%, 4.90%, due 06/15/08	25,021,000
		Insured Residential Asset-Backed Securities (European) — 0.7%
GBP	7,771,598	RMAC Plc, Series 03-NS1A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.09%, due 06/12/35	13,679,874
GBP	9,940,449	RMAC Plc, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.04%, due 09/12/35	17,476,647
			31,156,521
		Insured Residential Asset-Backed Securities (United States) — 0.5%
	9,067,380	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 4.96%, due 12/25/33	9,109,090
	3,856,169	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 5.01%, due 12/25/33	3,862,713
	3,452,595	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 4.91%, due 03/25/34	3,455,012
	4,346,778	Residential Asset Securities Corp., Series 02-KS3, Class A1B, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 05/25/32	4,347,778
	2,028,236	Residential Asset Securities Corp., Series 02-KS5, Class AIB3, AMBAC, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 08/25/32	2,032,039
			22,806,632

See accompanying notes to the financial statements.

11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 2.2%
3,815,516	Chevy Chase Mortgage Funding Corp., Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 4.72%, due 10/25/34	3,820,095
10,288,186	Chevy Chase Mortgage Funding Corp., Series 04-1A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 4.71%, due 01/25/38	10,295,388
37,000,000	GMAC Mortgage Corp. Loan Trust, Series 05-HE3, Class A1, AMBAC, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 02/25/36	37,005,781
2,352,723	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 07/25/29	2,353,829
2,828,914	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 4.85%, due 08/15/30	2,833,214
6,314,517	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 06/25/34	6,316,491
2,026,508	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 4.87%, due 12/25/32	2,027,774
14,383,257	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 4.77%, due 11/25/35	14,383,257
9,831,220	Wachovia Asset Securitization Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 4.95%, due 09/27/32	9,856,290
10,949,416	Wachovia Asset Securitization Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 06/25/34	10,953,686
		99,845,805
	Insured Time Share — 0.5%
6,953,383	Cendant Timeshare Receivables Funding Llc, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 05/20/16	6,953,362
14,817,116	Cendant Timeshare Receivables Funding Llc, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 05/20/17	14,817,116
		21,770,478
	Insured Transportation — 0.3%
12,250,000	GE Seaco Finance, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 4.87%, due 04/17/19	12,250,000
	Investment Grade Corporate Collateralized Debt Obligations — 3.3%
20,000,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 5.45%, due 09/20/09	20,419,200

See accompanying notes to the financial statements.

12

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — continued
10,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 5.31%, due 08/05/09	10,019,125
7,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, Variable Rate, 3 mo. LIBOR + .80%, 5.51%, due 08/05/09	6,993,000
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 4.95%, due 12/20/09	6,008,437
11,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.15%, due 12/20/09	11,021,270
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 5.25%, due 12/20/09	2,993,400
16,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.02%, due 03/20/10	16,000,000
30,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 4.90%, due 12/20/10	30,037,500
16,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 4.95%, due 03/20/10	16,000,000
30,000,000	Salisbury International Investments Ltd., Series E, MTN, Variable Rate, 3 mo. LIBOR + .42%, 4.92%, due 06/22/10	29,865,000
		149,356,932
	Other — 0.8%
5,000,000	Ensec Home Finance Pool Ltd., Series 05-R1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 4.77%, due 05/15/14	5,003,754
29,000,000	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 4 mo. LIBOR + .25%, 4.79%, due 01/05/14	28,982,600
		33,986,354
	Rate Reduction Bonds — 1.6%
6,640,682	California Infrastructure PG&E, Series 97-1, Class A7, 6.42%, due 09/25/08	6,664,522
3,510,000	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 4.84%, due 12/30/10	3,509,812
23,000,000	Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A3, 4.13%, due 09/15/13	22,242,478
30,000,000	PG&E Energy Recovery Funding Llc, Series 05-1, Class A4, 4.37%, due 06/25/14	28,973,220

See accompanying notes to the financial statements.

13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Rate Reduction Bonds — continued
12,500,000	PSE&G Transition Funding Llc, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 4.79%, due 06/15/11	12,560,457
		73,950,489
	Residential Asset-Backed Securities (United States) — 21.8%
6,682,588	ACE Securities Corp., Series 04-OP1, Class A2B, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 04/25/34	6,683,590
16,378,000	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 4.79%, due 08/25/35	16,380,457
20,000,000	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 4.85%, due 09/25/35	20,022,400
7,000,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 09/25/35	7,006,720
36,409,000	ACE Securities Corp., Series 06-ASP1, Class A2B, 4.73%, due 12/25/35	36,409,000
8,184,000	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 12/25/35	8,187,437
34,170,473	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 09/25/35	34,175,940
3,331,908	Aegis Asset Backed Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .35%, 4.93%, due 04/25/34	3,333,973
15,000,000	Aegis Asset Backed Securities Trust, Series 04-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .34%, 4.92%, due 03/25/31	15,016,350
29,835,000	Aegis Asset Backed Securities Trust, Series 04-6, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 03/25/25	29,872,294
14,346,555	Aegis Asset Backed Securities Trust, Series 05-3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 08/25/35	14,347,114
7,000,000	Aegis Asset Backed Securities Trust, Series 05-5 , Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 4.76%, due 12/25/35	7,009,870
5,034,681	Ameriquest Mortgage Securities, Inc., Series 04-R2, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 04/25/34	5,035,271
22,000,000	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 5.10%, due 05/25/34	22,079,062
35,000,000	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 4.77%, due 03/25/36	35,000,000
10,000,000	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.11%, due 05/28/39	10,010,937

See accompanying notes to the financial statements.

14

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
10,400,000	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 5.26%, due 05/28/39	10,411,375
15,000,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.11%, due 02/28/40	15,030,469
4,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1B, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 05/25/35	3,996,800
26,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1C, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 05/25/35	25,979,200
3,409,065	Centex Home Equity, Series 04-B, Class AV3, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 03/25/34	3,409,597
202,296	Centex Home Equity, Series 04-C, Class AV3, Variable Rate, 1 mo. LIBOR + .13%, 4.71%, due 11/25/28	202,300
9,400,000	Centex Home Equity, Series 05-A, Class AV2, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 07/25/34	9,400,000
7,000,000	Centex Home Equity, Series 05-A, Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 4.92%, due 01/25/35	7,008,750
32,000,000	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 06/25/35	32,040,000
1,418,157	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 04/25/33	1,419,575
2,081,365	Citifinancial Mortgage Securities, Inc., Series 04-1, Class AF1, Variable Rate, 1 mo. LIBOR + .09%, 4.67%, due 04/25/34	2,080,117
4,212,238	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 4.99%, due 10/25/34	4,227,402
6,607,171	Countrywide Asset-Backed Certificates, Series 04-9, Class 2AV2, Variable Rate, 1 mo. LIBOR + .34%, 4.92%, due 05/25/33	6,611,115
16,812,355	Countrywide Asset-Backed Certificates, Series 05-4, Class AF1, Variable Rate, 1 mo. LIBOR + .13%, 4.71%, due 10/25/35	16,812,519
6,421,182	Credit-Based Asset Servicing and Securitization, Series 04-CB6, Class AV1, Variable Rate, 1 mo. LIBOR + .33%, 4.91%, due 07/25/35	6,432,219
2,810,101	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 4.88%, due 04/25/34	2,810,979
30,000,000	Fremont Home Loan Trust, Series 05-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 04/25/35	29,985,613
11,000,000	Fremont Home Loan Trust, Series 05-C, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 07/25/35	11,003,437

See accompanying notes to the financial statements.

15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
29,477,000	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 4.75%, due 12/25/35	29,500,029
26,800,000	Greenpoint Mortgage Funding Trust, Series 05-HE1, Class A2, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 09/25/34	26,800,000
10,659,000	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 07/25/30	10,668,993
19,145,000	GSAMP Trust, Series 05-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 06/25/35	19,136,507
10,874,342	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 4.88%, due 01/20/35	10,894,731
11,822,070	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 4.86%, due 01/20/35	11,838,233
5,352,164	Household Mortgage Loan Trust, Series 04-HC1, Class A, Variable Rate, 1 mo. LIBOR + .35%, 4.92%, due 02/20/34	5,355,391
691,754	Indy Mac Home Equity Loan Asset-Backed Trust, Series 04-C, Class 2A1, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 03/25/35	691,761
3,586,332	Master Asset Backed Securities Trust, Series 04-OPT1, Class A3, Variable Rate, 1 mo. LIBOR + .26%, 4.84%, due 02/25/34	3,587,049
10,000,000	Master Asset Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 10/25/35	9,999,000
10,321,812	Master Asset Backed Securities Trust, Series 05-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 05/25/35	10,320,780
14,000,000	Master Asset Backed Securities Trust, Series 06-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .08%, 4.66%, due 01/25/36	14,000,000
30,828,000	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 4.73%, due 09/25/08	30,803,338
15,000,000	Morgan Stanley ABS Capital I, Series 04-HE5, Class A4, Variable Rate, 1 mo. LIBOR + .53%, 5.11%, due 06/25/34	15,121,875
8,191,456	Morgan Stanley ABS Capital I, Series 04-HE9, Class A3C, Variable Rate, 1 mo. LIBOR + .30%, 4.88%, due 11/25/34	8,206,815
6,467,993	Morgan Stanley ABS Capital I, Series 04-NC4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 04/25/34	6,470,768
8,487,067	Morgan Stanley ABS Capital I, Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 4.98%, due 08/25/34	8,495,023
11,795,600	New Century Home Equity Loan Trust, Series 04-3, Class A5, Variable Rate, 1 mo. LIBOR + .35%, 4.93%, due 11/25/34	11,814,031

See accompanying notes to the financial statements.

16

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
10,527,521	New Century Home Equity Loan Trust, Series 05-3, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 4.67%, due 07/25/35	10,531,216
20,000,000	Nomura Home Equity Loan, Inc., Series 05-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 05/25/35	20,000,000
16,016,000	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 11/25/35	16,016,000
4,000,000	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 08/25/35	4,000,000
12,003,526	Ownit Mortgage Loan Asset Backed Certificates, Series 05-2, Class A2A, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 03/25/36	12,003,526
33,000,000	Park Place Securities, Inc., Series 05-WCW2, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 07/25/35	32,967,000
28,000,000	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 4.84%, due 12/25/35	28,048,160
25,000,000	People's Choice Home Loan Securities, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 08/25/35	25,031,250
22,751,937	RAAC, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 05/29/39	22,743,519
16,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 04/25/35	16,012,500
12,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS8 Class A2, 4.82%, due 10/25/33	12,025,308
3,830,304	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 03/25/35	3,832,697
8,864,395	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 4.87%, due 02/25/36	8,869,935
14,455,000	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 4.84%, due 10/25/35	14,479,863
5,465,372	Specialty Underwriting & Residential Finance, Series 05-BC2, Class A2A, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 12/25/35	5,464,518
13,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 01/25/36	13,002,032
34,000,000	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 4.87%, due 11/25/35	34,053,142
4,294,679	Wells Fargo Home Equity Trust, Series 04-2, Class AI1A, Variable Rate, 1 mo. LIBOR + .17%, 4.75%, due 02/25/18	4,294,008
		976,510,880

See accompanying notes to the financial statements.

17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — 4.5%
18,121,765	Australian Mortgage Securities II, G3 A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.76%, due 01/10/35	18,161,271
18,358,665	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 4.90%, due 11/19/37	18,381,949
8,865,184	Crusade Global Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 4.56%, due 06/17/37	8,860,042
25,000,000	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.74%, due 07/20/38	25,000,000
14,567,770	Interstar Millennium Trust, Series 03-3G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.77%, due 09/27/35	14,600,031
14,224,355	Interstar Millennium Trust, Series 03-5G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 4.85%, due 01/20/36	14,254,420
14,795,109	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 4.69%, due 03/14/36	14,818,257
9,307,726	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 4.69%, due 12/21/33	9,327,551
7,872,363	Medallion Trust, Series 04-1G, Class A1, Variable Rate 3 mo. LIBOR + .13%, 4.93%, due 05/25/35	7,875,512
5,711,969	Medallion Trust, Series 04-1G, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 4.93%, due 05/25/35	5,714,254
7,201,924	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 4.80%, due 05/10/36	7,200,340
23,503,453	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 4.61%, due 03/20/34	23,521,081
7,826,455	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 4.60%, due 03/09/36	7,833,655
6,593,710	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.64%, due 01/12/37	6,594,738
21,423,706	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 03/23/36	21,412,780
		203,555,881
	Residential Mortgage-Backed Securities (European) — 4.6%
15,000,000	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.60%, due 10/11/41	14,995,076
8,571,425	Granite Master Issuer Plc, Series 05-1, Class A1, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 12/20/19	8,571,401

See accompanying notes to the financial statements.

18

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
9,000,000	Granite Master Issuer Plc, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 4.85%, due 12/20/54	9,004,219
15,000,000	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 4.64%, due 09/20/44	15,027,000
18,668,200	Leek Finance Plc, Series 14A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 4.83%, due 09/21/36	18,673,800
22,113,250	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 4.64%, due 03/21/37	22,102,193
8,000,000	Leek Finance Plc, Series 16A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.36%, due 09/21/37	7,997,600
9,888,200	Lothian Mortgages Plc, Series 3A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .14%, 4.76%, due 07/24/19	9,895,122
14,000,000	Paragon Mortgages Plc, Series 6A, Class A2A, 144A, Variable Rate, 3 mo. LIBOR + .35%, 4.84%, due 03/15/30	14,013,791
15,951,288	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR + .46%, 4.96%, due 05/15/34	15,961,698
20,000,000	Permanent Financing Plc, Series 5, Class 2A, Variable Rate, 3 mo. LIBOR + .11%, 4.59%, due 06/10/11	20,016,000
10,000,000	Permanent Financing Plc, Series 6, Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 4.57%, due 12/10/11	9,989,000
5,000,000	Permanent Financing Plc, Series 7, Class 2A, Variable Rate, 3 mo. LIBOR + .04%, 4.52%, due 09/10/14	5,000,000
22,500,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 4.55%, due 06/10/14	22,482,000
13,998,720	Residential Mortgage Securities, Series 20A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.79%, due 08/10/30	13,989,971
		207,718,871
	Residential Mortgage-Backed Securities (United States) — 0.4%
5,480,182	Chevy Chase Mortgage Funding Corp., Series 04-3, Class A2, Variable Rate, 1 mo. LIBOR + .25%, 4.63%, due 08/25/35	5,431,956
13,284,492	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 02/26/34	13,284,492
		18,716,448

See accompanying notes to the financial statements.

19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Student Loans — 6.7%
22,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 4.73%, due 04/25/16	22,028,600
8,000,000	College Loan Corp. Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 4.65%, due 01/25/14	7,997,600
16,969,513	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 4.54%, due 09/29/14	16,968,850
19,500,000	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 4.24%, due 09/27/21	19,491,030
11,351,290	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR +.04%, 4.54%, due 06/20/15	11,344,479
17,589,268	National Collegiate Student Loan Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR +.12%, 4.64%, due 06/25/14	17,594,545
15,494,015	National Collegiate Student Loan Trust, Series 04-2, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 04/25/23	15,488,902
20,000,000	Nelnet Educational Loan Funding Corp., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 4.90%, due 11/25/15	20,011,600
37,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 4.55%, due 06/22/17	37,000,000
20,000,000	SLM Student Loan Trust, Series 05-10, Class A2, Variable Rate, 3 mo. LIBOR + .01%, 4.57%, due 04/25/15	19,989,063
17,000,000	SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 4.65%, due 07/25/16	16,975,727
30,000,000	SLM Student Loan Trust, Series 05-6, Class A2, Variable Rate, 3 mo. LIBOR, 4.62%, due 07/25/16	29,990,625
28,449,755	SLM Student Loan Trust, Series 05-7, Class A1, Variable Rate, 3 mo. LIBOR, 4.62%, due 01/25/18	28,055,726
28,000,000	SLM Student Loan Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR - .02%, 4.61%, due 01/25/12	28,000,000
7,691,815	SMS Student Loan Trust, Series 97-A, Class A, Variable Rate, 3 mo. U.S. Treasury Bill + .60%, 5.16%, due 10/27/25	7,726,197
		298,662,944
	Trade Receivable — 0.3%
13,000,000	SSCE Funding Llc, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 4.80%, due 11/15/10	13,008,125
	Total Asset-Backed Securities	4,198,272,594

See accompanying notes to the financial statements.

20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Corporate Debt — 1.0%
22,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.67%, due 01/12/11	22,011,000
20,500,000	Westralia Airports Corp., 144A, MBIA, 6.48%, due 04/01/10	21,358,745
		43,369,745
	U.S. Government — 0.2%
10,000,000	U.S. Treasury Note, 2.25%, due 04/30/06(a)	9,959,375
	U.S. Government Agency — 1.6%
800,000	Agency for International Development Floater (Support of Belize), Variable Rate, 6 mo. U.S. Treasury Bill + .50%, 5.25%, due 01/01/14	799,000
2,920,000	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.15%, due 10/01/12	2,909,050
1,203,594	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 4.49%, due 10/01/11	1,195,320
15,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 4.79%, due 02/01/27	14,887,500
4,244,853	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 5.50%, due 03/30/19	4,258,118
19,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .015%, 4.93%, due 02/01/25	18,750,625
15,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 5.09%, due 10/29/26	14,962,500
1,008,720	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 5.20%, due 11/15/14	1,003,677
1,856,571	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 5.10%, due 05/01/14	1,843,806
12,337,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 4.94%, due 07/01/23	12,244,969
1,000,001	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill X 115%, 4.82%, due 01/01/12	988,126
		73,842,691
	TOTAL DEBT OBLIGATION(S) (COST $4,327,276,662)	4,325,444,405

See accompanying notes to the financial statements.

21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Principal Amount / Shares / Par Value ($)	Description	Value ($)
	CALL OPTIONS PURCHASED — 0.0%
	Options on Bonds — 0.0%
25,000,000	Bellsouth Telecommunications, 7.00%, due 12/01/95, Expires 10/26/06, Strike 100.00	777,585
	TOTAL CALL OPTIONS PURCHASED (COST $2,281,250)	777,585
	MUTUAL FUNDS — 0.7%
29,902,734	Merrimac Cash Series, Premium Class	29,902,734
	TOTAL MUTUAL FUNDS (COST $29,902,734)	29,902,734
	SHORT-TERM INVESTMENT(S) — 2.8%
50,000,000	Rabobank USA Financial Corp. Commercial Paper, 4.54%, due 03/01/2006	50,000,000
75,000,000	UBS Financial Corp. Commercial Paper, 4.48%, due 03/01/2006	75,000,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $125,000,000)	125,000,000
	TOTAL INVESTMENTS — 100.0% (Cost $4,484,460,646)	4,481,124,724
	Other Assets and Liabilities (net) — 0.0%	(812,341)
	TOTAL NET ASSETS — 100.0%	$4,480,312,383

See accompanying notes to the financial statements.

22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
260	U.S. Treasury Note 5 Yr. (CBT)	June 2006	$27,296,962	$(51,788)

At February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Forward currency contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
4/11/06	GBP	25,000,000	$43,861,810	$535,690

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable on Default	Net Unrealized Appreciation (Depreciation)
60,000,000	USD	9/20/2010	Morgan Stanley			Credit Swap
			Capital Services Inc.	Receive	0.40%	Eagle Creek
						CDO	$94,172
31,000,000	USD	3/20/2013	Morgan Stanley
			Capital Services Inc.	Receive	0.25%	MS Synthetic
						2006-1	(184,701)
28,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA
						CDO	(442,696)
							$(533,225)

See accompanying notes to the financial statements.

23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
50,000,000	USD	1/09/2008	JP Morgan
			Chase Bank	(Pay)	3.43%	3 month LIBOR	$1,581,460
45,000,000	USD	3/04/2008	JP Morgan
			Chase Bank	(Pay)	3.10%	3 month LIBOR	1,751,611	*
40,000,000	USD	1/24/2011	Goldman Sachs	(Pay)	6.07%	3 month LIBOR	(1,704,741	)**
30,000,000	USD	2/07/2012	Deutsche Bank
			AG	(Pay)	4.33%	3 month LIBOR	1,129,204
38,100,000	USD	2/24/2013	JP Morgan
			Chase Bank	(Pay)	4.54%	3 month LIBOR	1,180,781	*
							$3,938,315

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
50,000,000	USD	3/01/2006	Citigroup	1 month LIBOR	Return on Lehman
				- 0.025%	Brothers CMBS AAA	$(98,876)
65,000,000	USD	3/31/2006	Citigroup	1 month LIBOR	Return on Lehman
				+ 0.15%	Brothers CMBS AAA	(137,071)
						$(235,947)

*  Includes unrealized gains of $513,041 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on March 31, 2004.

**  Includes unrealized gains of $4,887,149 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on November 27, 2002.

See accompanying notes to the financial statements.

24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CBO - Collateralized Bond Obligation

CDO - Collateralized Debt Obligation

CLO - Collateralized Loan Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP - British Pound

GMAC - Insured as to the payment of principal and interest by General Motors Acceptance Corporation.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

USD - United States Dollar

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

See accompanying notes to the financial statements.

25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $4,484,460,646) (Note 2)	$4,481,124,724
Cash	3,851,104
Receivable for Fund shares sold	15,475,000
Interest receivable	14,792,382
Unrealized appreciation on open forward currency contracts (Note 2)	535,690
Receivable for open swap contracts (Note 2)	5,737,228
Receivable for expenses reimbursed by Manager (Note 3)	67,389
Total assets	4,521,583,517
Liabilities:
Payable for investments purchased	38,000,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	6,971
Interest payable for open swap contracts (Note 2)	380,244
Payable for open swap contracts (Note 2)	2,568,085
Payable for variation margin on open futures contracts (Note 2)	60,315
Accrued expenses	255,519
Total liabilities	41,271,134
Net assets	$4,480,312,383
Net assets consist of:
Paid-in capital	$4,449,646,723
Accumulated undistributed net investment income	57,266,002
Accumulated net realized loss	(31,531,841)
Net unrealized appreciation	4,931,499
$4,480,312,383
Net assets:	$4,480,312,383
Shares outstanding	175,028,944
Net asset value per share	$25.60

See accompanying notes to the financial statements.

26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest (including securities lending income of $435)	$159,156,464
Total investment income	159,156,464
Expenses:
Custodian, fund accounting agent and transfer agent fees	448,389
Audit and tax fees	112,236
Legal fees	96,258
Trustees fees and related expenses (Note 3)	74,980
Interest expense (Note 2)	529,506
Miscellaneous	70,513
Total expenses	1,331,882
Fees and expenses reimbursed by Manager (Note 3)	(677,613)
Net expenses	654,269
Net investment income (loss)	158,502,195
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	826,998
Closed futures contracts	735,354
Closed swap contracts	2,505,303
Foreign currency, forward contracts and foreign currency related transactions	3,559,937
Net realized gain (loss)	7,627,592
Change in net unrealized appreciation (depreciation) on:
Investments	(12,899,266)
Open futures contracts	(323,172)
Open swap contracts	(111,928)
Foreign currency, forward contracts and foreign currency related transactions	2,083,982
Net unrealized gain (loss)	(11,250,384)
Net realized and unrealized gain (loss)	(3,622,792)
Net increase (decrease) in net assets resulting from operations	$154,879,403

See accompanying notes to the financial statements.

27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$158,502,195	$65,897,081
Net realized gain (loss)	7,627,592	(9,874,861)
Change in net unrealized appreciation (depreciation)	(11,250,384)	5,200,805
Net increase (decrease) in net assets from operations	154,879,403	61,223,025
Distributions to shareholders from:
Net investment income	(117,072,626)	(43,986,168)
Net realized gains	—	(1,370,773)
	(117,072,626)	(45,356,941)
Net share transactions (Note 7):	958,616,426	1,716,487,912
Total increase (decrease) in net assets	996,423,203	1,732,353,996
Net assets:
Beginning of period	3,483,889,180	1,751,535,184
End of period (including accumulated undistributed net investment income of $57,266,002 and $7,014,031, respectively)	$4,480,312,383	$3,483,889,180

See accompanying notes to the financial statements.

28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29
	2006	2005		2004		2003(a)
Net asset value, beginning of period	$25.33	$25.18		$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	1.01	0.59		0.56		0.18
Net realized and unrealized gain (loss)	(0.03)	(0.09)		0.06	(b)	(0.12)
Total from investment operations	0.98	0.50		0.62		0.06
Less distributions to shareholders:
From net investment income	(0.71)	(0.34)		(0.45)		(0.05)
From net realized gains	—	(0.01)		—		—
Total distributions	(0.71)	(0.35)		(0.45)		(0.05)
Net asset value, end of period	$25.60	$25.33		$25.18		$25.01
Total Return(c)	3.89%	2.01%		2.48%		0.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,480,312	$3,483,889		$1,751,535		$1,146,954
Net operating expenses to average daily net assets(d)	0.00%	0.00%		0.00%		0.00	%*
Interest expense to average daily net assets	0.02%	—		0.00	%(e)	—
Total net expenses to average daily net assets	0.02%	0.00	%(f)	0.00	%(f)	0.00	%*
Net investment income to average daily net assets	3.96%	2.31%		2.51%		2.94	%*
Portfolio turnover rate	45%	34%		33%		15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%		0.02%		0.05	%*

(a)  Period from November 26, 2002 (commencement of operations) through February 28, 2003.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d)  Net operating expenses were less than 0.01% to average daily net assets.

(e)  Interest expense was less than 0.01% to average daily net assets.

(f)  Total net expenses were less than 0.01% to average daily net assets.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Short-Duration Collateral Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks total return in excess of its benchmark. The Fund seeks to achieve its objective by investing primarily in relatively high quality fixed income instruments. The Fund's benchmark is the J.P. Morgan U.S. 3-Month Cash Index.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value or exchange rate may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund. As of February 28, 2006, the total value of these securities represented 30.6% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of February 28, 2006, the Fund did not enter into any loan agreements.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. As of February 28, 2006, the Fund did not hold any indexed securities.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $117,072,626 and $44,069,070, respectively and long-term capital gains – $0 and $1,287,871, respectively.

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $59,255,603 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to derivative contracts transactions.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $29,576,884, $142,552 and $614,650 expiring in 2011, 2012 and 2014, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital losses of $1,248,363.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,484,202,390	$10,128,516	$(13,206,182)	$(3,077,666)

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to derivative contract transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$8,822,402	$(9,166,947)	$344,545

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income.

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, effective until at least June 30, 2007, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $43,328 and $26,129, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$137,989,920
Investments (non-U.S. Government securities)	2,854,185,802	1,550,687,196

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 60.3% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. All of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 100% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
	Shares	Amount	Shares	Amount
Shares sold	96,847,329	$2,480,509,800	107,900,318	$2,728,975,542	*
Shares issued to shareholders in reinvestment of distributions	4,614,675	117,072,626	1,801,070	45,356,941
Shares repurchased	(63,990,041)	(1,638,966,000)	(41,697,536)	(1,057,844,571)
Net increase (decrease)	37,471,963	$958,616,426	68,003,852	$1,716,487,912

*  Shares sold amount is reduced by unrealized loss on investments of $2,036,420 incurred by GMO Alpha LIBOR Fund prior to conversion to the Fund on March 31, 2004.

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (Untied States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.02%	$1,000.00	$1,021.10	$0.10
2) Hypothetical	0.02%	$1,000.00	$1,024.70	$0.10

*  Expenses are calculated using the annualized net expense ratio (including interest expense), for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $83,913,391 or if determined to be different, the qualified interest income of such year.

41

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

42

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

43

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

45

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Core Plus Bond Fund returned +3.1% for the fiscal year ended February 28, 2006, as compared to +2.7% for the Lehman Brothers U.S. Aggregate Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 0.4%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Global bond yields fell across the board during the first half of 2005, although they began heading higher in the third quarter of 2005 and carrying into the New Year. Major, sustained bond market positions included overweights in Sweden and Canada and underweights in the U.K. and Switzerland. The Fund had been overweight Australia early in 2005 and moved to an underweight position later in the year. U.S., Canada, Australia, and Euro-area positions were the largest positive contributors. Underweights in the U.K. and Switzerland and a recent overweight in Japan detracted from performance.

The U.S. dollar gained versus most currencies in 2005, began weakening in December, then stabilized in February. For much of 2005 the Fund had been overweight relatively higher yielding currencies like Australian dollars, New Zealand dollars, and British sterling and underweight lower yielding currencies such as Japanese yen and euro. In general, the underweights added value, while the overweights did not.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Core Plus Bond Fund Class III Shares and the Lehman Brothers U.S. Aggregate Index As of February 28, 2006

Average Annual Total Returns
1 Year
5 Year
Since Inception
Class III
3.10%
6.77%
4/30/97
7.08%
Class IV
n/a
n/a
7/26/05
2.06%
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
4/30/97
$5,000,000
$9,150,840
$8,724,500
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Core Plus Bond Fund
Lehman Brothers U.S. Aggregate Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	98.2%
Short-Term Investment(s)	2.4
Mutual Funds	0.9
Call Options Purchased	0.2
Loan Assignments	0.2
Loan Participations	0.2
Put Options Purchased	0.2
Forward Currency Contracts	0.2
Preferred Stocks	0.1
Forward Start Options	0.0
Futures	0.0
Promissory Notes	0.0
Rights and Warrants	0.0
Written Options	0.1
Swaps	0.0
Reverse Repurchase Agreements	(0.5)
Other	(2.0)
100.0%
Country/Region Summary**	% of Investments
United States	95.3%
Sweden	18.2
Canada	15.7
Euro Region***	5.1
Japan	3.3
Switzerland	(7.7)
Australia	(13.5)
United Kingdom	(16.4)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value		Description	Value ($)
		DEBT OBLIGATION(S) — 6.2%
		Albania — 0.2%
		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)(b)	5,716,759
		Austria — 0.2%
		Corporate Debt
GBP	500,000	Bank Austria Creditanstalt AG, 8.38%, due 11/04/11	1,022,070
USD	4,175,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	4,832,104
		Total Austria	5,854,174
		Brazil — 0.2%
		Foreign Government Obligations
USD	10,000,000	Brazil Discount Bond, Principal Strip, Series D1A, Zero Coupon, due 04/15/24 (a)(b)	3,889,821
		Canada — 0.1%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	3,739,434
		Luxembourg — 0.3%
		Corporate Debt
USD	8,000,000	Tyco International Group SA, 5.80%, due 08/01/06	8,019,040
		United States — 5.2%
		Corporate Debt — 0.9%
USD	10,000,000	General Electric Capital Corp, Series MTNA, 5.88%, due 02/15/12	10,350,800
USD	5,000,000	Wells Fargo & Co, 5.00%, due 11/15/14	4,899,900
USD	5,000,000	Target Corp, 4.00%, due 06/15/13	4,681,500
USD	5,000,000	Verizon Global Funding Corp, 4.38%, due 06/01/13	4,689,100
			24,621,300

See accompanying notes to the financial statements.

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value / Principal Amount		Description	Value ($)
		U.S. Government — 2.1%
USD	5,000,000	U.S. Treasury Note, 4.00%, due 09/30/07	4,944,531
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10 (b)	8,206,949
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (b)	7,402,611
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (b)	7,210,463
USD	30,458,500	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (c)(d)	31,534,066
			59,298,620
		U.S. Government Agency — 2.2%
USD	60,000,000	Fannie Mae, TBA, 6.00%, due 03/01/36	60,562,500
		Total United States	144,482,420
		TOTAL DEBT OBLIGATION(S) (COST $166,996,220)	171,701,648
		CALL OPTIONS PURCHASED — 0.1%
		Currency Options — 0.1%
	130,300,000	AUD Call/USD Put, Expires 06/07/06, Strike 0.744	1,516,327
		TOTAL CALL OPTIONS PURCHASED (COST $2,409,414)	1,516,327
		PUT OPTIONS PURCHASED — 0.2%
		Currency Options — 0.2%
	14,500,000,000	USD Put/JPY Call, Expires 04/04/06, Strike 116.30	1,979,105
	14,700,000,000	USD Put/JPY Call, Expires 04/18/06, Strike 118.50	3,961,650
			5,940,755
		TOTAL PUT OPTIONS PURCHASED (COST $4,842,401)	5,940,755

See accompanying notes to the financial statements.

3

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Principal Amount	Description	Value ($)
	FORWARD START OPTIONS — 0.0%
	Currency Options — 0.0%
18,080,000,000	JPY Put/USD Call, Expires 09/18/06, Strike TBD	69,789
	TOTAL FORWARD START OPTIONS (COST $0)	69,789
	PREFERRED STOCKS — 0.1%
	United States — 0.1%
10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	2,791,760
	TOTAL PREFERRED STOCKS (COST $3,318,495)	2,791,760
	MUTUAL FUNDS — 95.4%
	Affiliated Issuer(s) — 95.4%
7,359,112	GMO Emerging Country Debt Fund, Class IV	83,157,963
78,174,311	GMO Short-Duration Collateral Fund	2,001,262,353
93,858	GMO Special Purpose Holding Fund	772,451
21,968,896	GMO World Opportunity Overlay Fund	554,275,256
	TOTAL MUTUAL FUNDS (COST $2,624,482,314)	2,639,468,023
	TOTAL INVESTMENTS — 102.0% (Cost $2,802,048,844)	2,821,488,302
	Other Assets and Liabilities (net) — (2.0%)	(55,001,365)
	TOTAL NET ASSETS — 100.0%	$2,766,486,937

See accompanying notes to the financial statements.

4

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/21/06	AUD	475,900,000	$353,191,817	$(1,344,854)
4/18/06	CHF	141,000,000	107,981,494	(1,067,230)
4/11/06	GBP	92,100,000	161,586,908	788,213
3/07/06	JPY	30,560,000,000	264,173,222	135,803
5/02/06	NZD	231,300,000	152,500,716	511,690
				$(976,378)
Sales
3/21/06	AUD	369,000,000	$273,855,391	$3,017,943
3/28/06	CAD	125,900,000	110,853,821	(1,736,270)
4/18/06	CHF	198,400,000	151,939,918	529,569
4/25/06	EUR	277,500,000	331,826,380	(212,350)
4/11/06	GBP	61,000,000	107,022,816	1,307,084
3/07/06	JPY	93,470,000,000	807,993,164	5,355,388
				$8,261,364

Forward cross currency contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/14/06	EUR	161,500,000	NOK	1,281,550,950	$(2,595,827)
4/04/06	EUR	132,500,000	SEK	1,224,559,700	(3,126,638)
3/14/06	NOK	636,093,965	EUR	79,100,000	23,899
4/04/06	SEK	1,859,791,661	EUR	199,000,000	2,081,065
					$(3,617,501)

See accompanying notes to the financial statements.

5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4,270	Canadian Government Bond 10 Yr.	June 2006	$423,712,350	$(560,877)
299	EURO BOBL	March 2006	39,967,382	(66,462)
623	EURO Bund	March 2006	89,411,041	(130,513)
63	Japanese Government Bond 10 Yr. (TSE)	March 2006	74,012,958	(105,736)
1,406	U.S. Long Bond	June 2006	159,009,812	(268,301)
2,133	U.S. Treasury Note 10 Yr.	June 2006	230,164,031	(234,176)
				$(1,366,065)
Sales
1,653	Australian Government Bond 10 Yr.	March 2006	$129,386,745	$677,001
3,258	Australian Government Bond 3 Yr.	March 2006	246,815,206	433,814
445	U.S. Treasury Note 5 Yr. (CBT)	June 2006	46,808,437	(45,265)
2,521	UK Gilt Long Bond	June 2006	501,508,785	2,115,038
				$3,180,588

See accompanying notes to the financial statements.

6

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
5,000,000	USD	4/2/2007	Lehman Brothers	Receive	0.52%	General Electric
						Capital Corp.	$29,055
3,000,000	USD	4/17/2007	UBS AG	Receive	0.80%	EOP Operating LP	25,544
3,000,000	USD	4/17/2007	UBS AG	Receive	0.47%	Goldman Sachs Group, Inc.	14,434
3,000,000	USD	4/17/2007	Bear Stearns	Receive	1.28%	National Rural Utilities Cooperative Finance Corp.	44,470
10,000,000	USD	12/20/2007	Citigroup	Receive	2.41%	AOL Time Warner, Inc.	428,168
5,000,000	USD	6/20/2008	Lehman Brothers	Receive	0.50%	Dominion Resources, Inc.	32,323
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.48%	Household Finance Corp.	46,253
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.65%	Kraft Foods, Inc.	64,847
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Norfolk Southern Corp.	36,141
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Washington Mutual, Inc.	25,613
10,000,000	USD	9/20/2008	Deutsche Bank AG	Receive	0.32%	American International Group, Inc.	57,962
10,000,000	USD	12/20/2008	Lehman Brothers	Receive	0.27%	Federal Home Loan Bank System	61,098

See accompanying notes to the financial statements.

7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
5,000,000	USD	5/20/2009	JP Morgan			United
			Chase Bank	Receive	1.13%	Mexican States	$129,050
5,000,000	USD	6/20/2009	Citigroup	Receive	0.25%	ConocoPhillips Co.	20,496
5,000,000	USD	6/20/2009	Barclays Bank PLC	Receive	0.91%	Sprint Capital Corp.	114,975
5,000,000	USD	6/20/2009	Lehman Brothers	Receive	0.67%	Wyeth Energy	89,488
5,000,000	USD	9/20/2009	UBS AG	Receive	0.59%	Capital One Bank	73,377
5,000,000	USD	9/20/2009	Citigroup	Receive	0.30%	Coca-Cola Enterprises, Inc.	23,888
5,000,000	USD	9/20/2009	Citigroup	Receive	0.69%	Comcast Cable Communications, Inc.	69,971
5,000,000	USD	9/20/2009	UBS AG	Receive	0.62%	Devon Energy Corp.	77,480
5,000,000	USD	9/20/2009	Barclays Bank PLC	Receive	0.54%	Duke Energy Corp.	50,919
5,000,000	USD	9/20/2009	Citigroup	Receive	0.25%	International Business Machines	23,481
5,000,000	USD	9/20/2009	UBS AG	Receive	0.53%	Kinder Morgan Energy Partners LP	48,891
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.25%	AT&T Wireless Services, Inc.	4,036
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Bank of America Corp.	19,877
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.30%	Boeing Capital Corp.	32,124
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Citigroup, Inc.	19,527
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.82%	Clear Channel Communications, Inc.	27,007

See accompanying notes to the financial statements.

8

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
5,000,000	USD	12/20/2009	Deutsche			Daimler-
			Bank AG	Receive	0.66%	Chrysler AG	$32,945
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.26%	Morgan Stanley	16,715
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.39%	SBC Communications, Inc.	35,277
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.35%	The Kroger Co.	(8,436)
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.38%	Weyerhaueser Co.	(1,019)
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.30%	Credit Suisse First Boston (USA), Inc.	22,258
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.31%	HSBC Finance Corp.	28,246
5,000,000	USD	6/20/2010	UBS AG	Receive	0.29%	JP Morgan Chase Bank	24,709
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.31%	Lehman Brothers Holdings, Inc.	21,286
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.29%	Merrill Lynch & Co., Inc.	18,693
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.27%	Merrill Lynch & Co., Inc.	22,773
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.40%	PSEG Energy LLC	15,208
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.20%	Royal Bank of Scotland PLC	17,523
5,000,000	USD	6/20/2010	UBS AG	Receive	0.36%	The Bear Stearns Companies, Inc.	32,065
5,000,000	USD	6/20/2010	UBS AG	Receive	0.34%	The Goldman Sachs Group, Inc.	32,305
5,000,000	USD	6/20/2010	UBS AG	Receive	0.52%	TXU Electric Delivery Co.	(61,298)

See accompanying notes to the financial statements.

9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
5,000,000	USD	6/20/2010	Barclays
			Bank PLC	Receive	0.17%	Wachovia Corp.	$10,830
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.20%	Bank of America Corp.	5,140
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.19%	Citigroup, Inc.	1,913
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	Enterprise Products Partners LP	51,850
5,000,000	USD	12/20/2010	Citigroup	Receive	0.39%	Exelon Generation Co. LLC	18,523
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.45%	First Energy Corp.	12,114
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.28%	JP Morgan Chase Bank	9,319
5,000,000	USD	12/20/2010	UBS AG	Receive	0.47%	Progress Energy, Inc.	25,018
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	Bell South	7,517
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	HSBC Finance Corp.	10,770
5,000,000	USD	3/20/2013	Barclays Bank PLC	Receive	0.25%	Goldman Sachs Group, Inc.	(4,274)
15,376,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	97,208
24,800,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	156,788
9,920,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	62,715
25,000,000	USD	6/20/2015	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	(86,377)

See accompanying notes to the financial statements.

10

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
5,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference
						security within
						CDX Index	$(17,275)
25,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	(86,377)
20,000,000	USD	12/20/2015	Deutsche Bank AG	Receive	0.70%	Reference security within CDX Index	(48,588)
15,000,000	USD	12/20/2015	Lehman Brothers	Receive	0.70%	Reference security within CDX Index	(36,441)
10,000,000	USD	12/20/2015	Lehman Brothers	Receive	0.70%	Reference security within CDX Index	(24,294)
25,000,000	USD	12/20/2015	Lehman Brothers	Receive	0.70%	Reference security within CDX Index	(60,735)
							$2,045,089

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
26,000,000	SEK	3/17/2008	Deutsche			3 Month SEK
			Bank AG	Receive	2.90%	STIBOR	$2,368
430,000,000	SEK	3/17/2008	JP Morgan Chase Bank	Receive	2.90%	3 Month SEK STIBOR	39,380
10,100,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 Month LIBOR	(885,560)
394,000,000	SEK	3/15/2011	Citigroup	Receive	3.40%	3 Month SEK STIBOR	10,942

See accompanying notes to the financial statements.

11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
839,000,000	SEK	3/15/2011	Deutsche			3 Month SEK
			Bank AG	Receive	3.40%	STIBOR	$23,301
112,000,000	SEK	3/15/2011	JP Morgan Chase Bank	Receive	3.40%	3 Month SEK STIBOR	3,110
167,000,000	CHF	3/15/2011	Deutsche Bank AG	(Pay)	2.25%	6 Month CHF LIBOR	100,513
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 Month LIBOR	(868,477)
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 Month LIBOR	(872,121)
168,000,000	SEK	3/15/2013	Deutsche Bank AG	Receive	3.50%	3 Month SEK STIBOR	(46,857)
324,000,000	SEK	3/15/2013	JP Morgan Chase Bank	Receive	3.50%	3 Month SEK STIBOR	(90,368)
65,000,000	CHF	3/15/2013	JP Morgan Chase Bank	(Pay)	2.40%	6 Month CHF LIBOR	(2,729)
8,500,000	USD	10/24/2013	JP Morgan Chase Bank	(Pay)	4.70%	3 Month LIBOR	200,543
540,000,000	SEK	3/15/2016	Deutsche Bank AG	Receive	3.75%	3 Month SEK STIBOR	524,057
294,000,000	SEK	3/15/2016	JP Morgan Chase Bank	Receive	3.75%	3 Month SEK STIBOR	285,320
80,000,000	SEK	3/15/2016	Merrill Lynch	Receive	3.75%	3 Month SEK STIBOR	77,638
71,600,000	CHF	3/15/2016	Deutsche Bank AG	(Pay)	2.50%	6 Month CHF LIBOR	178,183
10,000,000	USD	4/15/2024	JP Morgan Chase Bank	(Pay)	0.00%	3 Month LIBOR	(845,113)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 Month LIBOR	(1,314,490)
							$(3,480,360)

See accompanying notes to the financial statements.

12

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
88,000,000	USD	3/1/2006	Lehman Brothers	1 month LIBOR	Return on Lehman
				–0.03%	Mortgage Total
					Return Index	$73,844
35,000,000	USD	3/1/2006	UBS AG	1 month LIBOR – 0.03%	Return on Lehman Mortgage Total Return Index	29,370
335,000,000	USD	4/28/2006	UBS AG	1 month LIBOR	Return on Lehman Mortgage Total Return Index	273,573
15,000,000	USD	4/30/2006	JP Morgan Chase Bank	1 month LIBOR – 0.01%	Return on Lehman Aggregate Total Return Index	(4,172)
25,000,000	USD	4/30/2006	JP Morgan Chase Bank	1 month LIBOR – 0.11%	Return on Lehman Mortgage Total Return Index	22,478
50,000,000	USD	5/31/2006	UBS AG	1 month LIBOR – 0.03%	Return on Lehman Mortgage Total Return Index	41,957
105,000,000	USD	5/31/2006	UBS AG	1 month LIBOR – 0.02%	Return on Lehman Mortgage Total Return Index	87,322
245,000,000	USD	6/30/2006	UBS AG	1 month LIBOR – 0.01%	Return on Lehman Mortgage Total Return Index	201,913
30,000,000	USD	7/31/2006	JP Morgan Chase Bank	1 month LIBOR – 0.01%	Return on Lehman Aggregate Total Return Index	(8,345)
150,000,000	USD	7/31/2006	Lehman Brothers	1 month LIBOR – 0.04%	Return on Lehman Brothers U.S. Government Index	(275,862)
75,000,000	USD	7/31/2006	Lehman Brothers	1 month LIBOR – 0.05%	Return on Lehman Brothers U.S. Government Index	(137,368)

See accompanying notes to the financial statements.

13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements — continued

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
55,000,000	USD	8/31/2006	JP Morgan	1 month LIBOR	Return on Lehman
			Chase Bank	–0.01%	Aggregate Total
					Return Index	$0
163,000,000	USD	8/31/2006	Lehman Brothers	1 month LIBOR – 0.01%	Return on Lehman Mortgage Total Return Index	0
130,000,000	USD	8/31/2006	UBS AG	1 month LIBOR – 0.01%	Return on Lehman Mortgage Total Return Index	0
350,000,000	USD	1/31/2007	Lehman Brothers	1 month LIBOR – 0.04%	Return on Lehman Brothers U.S. Government Index	(643,677)
						$(338,967)

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

MTN - Medium Term Note

TBA - To Be Announced - Delayed Delivery Security (Note 2)

TBD - To Be Determined

(a)  Security is backed by the U.S. Government.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen

CAD - Canadian Dollar	NOK - Norwegian Krone

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	USD - United States Dollar

See accompanying notes to the financial statements.

14

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $177,566,530) (Note 2)	$182,020,279
Investments in affiliated issuers, at value (cost $2,624,482,314) (Notes 2 and 8)	2,639,468,023
Cash	697,705
Receivable for investments sold - delayed delivery (Note 2)	80,722,266
Receivable for Fund shares sold	2,000,000
Interest receivable	744,841
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	13,750,654
Receivable for variation margin on open futures contracts (Note 2)	2,135,167
Receivable for realized swap contracts	100,893
Receivable for open swap contracts (Note 2)	4,656,015
Periodic payments from open swap agreements (Note 2)	1,756,042
Receivable for expenses reimbursed by Manager (Note 3)	251,050
Total assets	2,928,302,935
Liabilities:
Foreign cash due to custodian (cost $445,358)	302,592
Payable for investments purchased (Note 2)	3,000,000
Payable for investments purchased - delayed delivery (Note 2)	140,841,250
Payable to affiliate for (Note 3):
Management fee	529,755
Shareholder service fee	218,926
Trustees and Chief Compliance Officer fees	5,928
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	10,083,169
Payable for realized swap contracts	11,357
Payable for open swap contracts (Note 2)	6,430,253
Accrued expenses	392,768
Total liabilities	161,815,998
Net assets	$2,766,486,937

See accompanying notes to the financial statements.

15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006 — (Continued)

Net assets consist of:
Paid-in capital	$2,796,355,537
Distributions in excess of net investment income	(29,333,970)
Accumulated net realized loss	(29,469,514)
Net unrealized appreciation	28,934,884
$2,766,486,937
Net assets attributable to:
Class III shares	$148,475,890
Class IV shares	$2,618,011,047
Shares outstanding:
Class III	14,383,699
Class IV	253,442,607
Net asset value per share:
Class III	$10.32
Class IV	$10.33

See accompanying notes to the financial statements.

16

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$57,267,130
Interest (including securities lending income of $1,152)	5,921,847
Dividends	236,264
Total investment income	63,425,241
Expenses:
Management fee (Note 3)	4,966,203
Shareholder service fee – Class III (Note 3)	1,063,582
Shareholder service fee – Class IV (Note 3)	1,277,427
Custodian, fund accounting agent and transfer agent fees	723,590
Audit and tax fees	58,085
Legal fees	48,564
Trustees fees and related expenses (Note 3)	35,413
Registration fees	164,748
Miscellaneous	42,712
Total expenses	8,380,324
Fees and expenses reimbursed by Manager (Note 3)	(1,013,658)
Indirectly incurred fees waived or borne by Manager (Note 3)	(242,019)
Shareholder service fee waived – Class III (Note 3)	(67,622)
Net expenses	7,057,025
Net investment income (loss)	56,368,216
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(12,870,216)
Investments in affiliated issuers	(2,215,708)
Realized gains distributions from affiliated issuers (Note 8)	4,020,615
Closed futures contracts	(9,411,994)
Closed swap contracts	(13,765,787)
Foreign currency, forward contracts and foreign currency related transactions	18,168,408
Net realized gain (loss)	(16,074,682)
Change in net unrealized appreciation (depreciation) on:
Investments	(975,869)
Open futures contracts	5,722,620
Open swap contracts	8,124,835
Foreign currency, forward contracts and foreign currency related transactions	5,380,590
Net unrealized gain (loss)	18,252,176
Net realized and unrealized gain (loss)	2,177,494
Net increase (decrease) in net assets resulting from operations	$58,545,710

See accompanying notes to the financial statements.

17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$56,368,216	$15,604,929
Net realized gain (loss)	(16,074,682)	36,570,115
Change in net unrealized appreciation (depreciation)	18,252,176	(10,346,019)
Net increase (decrease) in net assets from operations	58,545,710	41,829,025
Distributions to shareholders from:
Net investment income
Class III	(8,334,939)	(24,425,784)
Class IV	(78,000,540)	—
Total distributions from net investment income	(86,335,479)	(24,425,784)
Net realized gains
Class III	—	(20,284,796)
	(86,335,479)	(44,710,580)
Net share transactions (Note 7):
Class III	(1,076,194,776)	616,308,628
Class IV	2,654,220,272	—
Increase (decrease) in net assets resulting from net share transactions	1,578,025,496	616,308,628
Total increase (decrease) in net assets	1,550,235,727	613,427,073
Net assets:
Beginning of period	1,216,251,210	602,824,137
End of period (including distributions in excess of net investment income of $29,333,970 and accumulated undistributed net investment income of $2,622,009, respectively)	$2,766,486,937	$1,216,251,210

See accompanying notes to the financial statements.

18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.35	$10.40	$9.95	$10.39	$10.17
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.15	0.18	0.25	0.20	0.77
Net realized and unrealized gain (loss)	0.17	0.24	0.91	0.44	0.07
Total from investment operations	0.32	0.42	1.16	0.64	0.84
Less distributions to shareholders:
From net investment income	(0.35)	(0.25)	(0.28)	(0.47)	(0.62)
From net realized gains	—	(0.22)	(0.43)	(0.61)	— (b)
Total distributions	(0.35)	(0.47)	(0.71)	(1.08)	(0.62)
Net asset value, end of period	$10.32	$10.35	$10.40	$9.95	$10.39
Total Return(c)	3.10%	4.01%	11.99%	6.45%	8.53%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$148,476	$1,216,251	$602,824	$286,030	$340,039
Net expenses to average daily net assets(d)	0.39%	0.39%	0.39%	0.38%	0.38%
Net investment income to average daily net assets(a)	1.40%	1.77%	2.43%	1.91%	7.38%
Portfolio turnover rate	62%	108%	114%	108%	113%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.09%	0.09%	0.09%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The distribution from net realized gains was less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)

	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$10.46
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.23	(b)
Net realized and unrealized gain (loss)	(0.01)
Total from investment operations	0.22
Less distributions to shareholders:
From net investment income	(0.35)
Total distributions	(0.35)
Net asset value, end of period	$10.33
Total Return(c)	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,618,011
Net expenses to average daily net assets(d)	0.34	%*
Net investment income to average daily net assets(a)	2.16	%(e)
Portfolio turnover rate	62	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(c)  The total return would have been lower had certain expenses not been reimbursed during periods shown.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(e)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks a high total return through direct and indirect investment in U.S. securities, with additional return sought through exposure to foreign bond and currency markets. The Fund achieves U.S. interest rate market exposure by investing in other fund(s) of the Trust ("underlying fund(s)"), primarily GMO Emerging Country Debt Fund, GMO Short-Duration Collateral Fund, and GMO World Opportunity Overlay Fund, and "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent or another fixed income security) and/or directly in U.S. Government securities and other high-quality U.S. dollar denominated fixed income securities. The Fund's benchmark is the Lehman Brothers U.S. Aggregate Bond Index.

As of February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class IV. Effective July 26, 2005, Class IV shares commenced operations. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 29.3% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $585,387 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $3,258,666 in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. See the Schedule of Investments for delayed delivery commitments entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income - $86,335,479 and $39,264,226, respectively and long-term capital gains - $0 and $5,446,354, respectively.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $45,859,280 expiring in 2014. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital and currency losses of $11,821,136 and $2,454,565, respectively.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,797,051,073	$27,144,809	$(2,707,580)	$24,437,229

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(1,988,716)	$(22,267,321)	$24,256,037

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Fund may invest in GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in GMO Short-Duration Collateral Fund ("SDCF"), GMO Special Purpose Holding Fund ("SPHF"), and GMO World Opportunity Overlay Fund ("Overlay Fund").

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying fund(s) exceed 0.25% of the average daily net assets, with such indirect expenses subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets. For purposes of this calculation, the Fund's total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees) ("Trustees fees"), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes. Additionally, the indirect fees and operating expenses incurred through investment in underlying fund(s) excludes investment-related expenses and Trustees fees. Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.016%	0.003%	0.016%	0.035%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $21,773 and $15,731, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,195,254,564	$1,136,824,805
Investments (non-U.S. Government securities)	1,697,802,367	158,277,324

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 67.4% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares was held by five related parties comprised of certain GMO employee accounts, and 94.6% of the Fund's shares was held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	65,768,202	$689,623,823	57,848,297	$599,398,741
Shares issued to shareholders in reinvestment of distributions	589,802	6,119,804	4,307,518	44,152,060
Shares repurchased	(169,430,468)	(1,771,938,403)	(2,681,366)	(27,242,173)
Net increase (decrease)	(103,072,464)	$(1,076,194,776)	59,474,449	$616,308,628

	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Class IV:	Shares	Amount
Shares sold	247,726,958	$2,595,011,214
Shares issued to shareholders in reinvestment of distributions	7,535,843	78,000,540
Shares repurchased	(1,820,194)	(18,791,482)
Net increase (decrease)	253,442,607	$2,654,220,272

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$35,506,057	$17,978,061	$54,464,555	$159,365	$918,696	$—
GMO Emerging Country Debt Fund, Class IV	—	83,912,059	—	7,869,753	2,277,750	83,157,963
GMO Short-Duration Collateral Fund	815,781,713	1,312,538,012	134,100,000	49,238,012	—	2,001,262,353
GMO Special Purpose Holding Fund	1,455,738	—	—	—	824,169	772,451	*
GMO World Opportunity Overlay Fund	241,800,555	317,740,000	8,150,000	—	—	554,275,256
Totals	$1,094,544,063	$1,732,168,132	$196,714,555	$57,267,130	$4,020,615	$2,639,468,023

*  After the effect of return of capital distributions of $517,416 and $139,040 on April 5, 2005 and February 21, 2006, respectively.

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

32

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,010.70	$2.14
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16
Class IV
1) Actual	0.38%	$1,000.00	$1,011.90	$1.90
2) Hypothetical	0.38%	$1,000.00	$1,022.91	$1.91

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $34,338,263 or if determined to be different, the qualified interest income of such year.

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

GMO Global Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Bond Fund returned -4.3% for the fiscal year ended February 28, 2006, as compared to -4.6% for the JPMorgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 0.3%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Global bond yields fell across the board during the first half of 2005, although they began heading higher in the third quarter of 2005 and carrying into the New Year. Major, sustained bond market positions included overweights in Sweden and Canada and underweights in the U.K. and Switzerland. The Fund had been overweight Australia early in 2005 and moved to an underweight position later in the year. U.S., Canada, Australia, and Euro-area positions were the largest positive contributors. Underweights in the U.K. and Switzerland and a recent overweight in Japan detracted from performance.

The U.S. dollar gained versus most currencies in 2005, began weakening in December, then stabilized in February. For much of 2005 the Fund had been overweight relatively higher yielding currencies like Australian dollars, New Zealand dollars, and British sterling and underweight lower yielding currencies such as Japanese yen and euro. In general, the underweights added value, while the overweights did not.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Global Bond Fund Class III Shares and the JPMorgan Global Government Bond Index
As of February 28, 2006

$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
2/29/96
$5,000,000
$9,690,160
$8,477,715
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Global Bond Fund
JPMorgan Global Government Bond Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	-4.33%	7.91%	6.84%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	95.3%
Short-Term Investment(s)	2.2
Mutual Funds	1.6
Swaps	0.7
Put Options Purchased	0.3
Forward Currency Contracts	0.2
Call Options Purchased	0.2
Loan Assignments	0.2
Loan Participations	0.2
Written Options	0.0
Forward Start Options	0.0
Promissory Notes	0.0
Rights and Warrants	(0.1)
Futures	(0.1)
Reverse Repurchase Agreements	(0.5)
Other	(0.2)
100.0%
Country Summary**	% of Investments
Euro Region***	44.4%
Japan	33.8
Sweden	19.1
Canada	18.0
United States	14.5
Denmark	0.6
Switzerland	(7.6)
United Kingdom	(9.6)
Australia	(13.2)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

1

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value		Description	Value ($)
		DEBT OBLIGATION(S) — 11.5%
		Australia — 0.9%
		Asset-Backed Securities
USD	1,512,505	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 4.69%, due 12/21/33	1,515,727
		Austria — 1.7%
		Corporate Debt
USD	2,500,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	2,893,475
		Canada — 1.2%
		Foreign Government Obligations
GBP	1,000,000	Province of Quebec, 8.63%, due 11/04/11	2,078,468
		United Kingdom — 4.7%
		Asset-Backed Securities
GBP	1,883,978	RMAC, Series 03-NS1X Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .45%, 5.09%, due 06/12/35	3,316,253
GBP	2,565,277	RMAC, Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .40%, 5.04%, due 09/12/35	4,510,101
		Total United Kingdom	7,826,354
		United States — 3.0%
		U.S. Government
	3,600,510	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	3,809,227
USD	1,169,890	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a)	1,273,535
		Total United States	5,082,762
		TOTAL DEBT OBLIGATION(S) (COST $18,107,561)	19,396,786

See accompanying notes to the financial statements.

2

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Principal Amount / Shares	Description	Value ($)
	CALL OPTIONS PURCHASED — 0.1%
	Currency Options — 0.1%
8,700,000	AUD Call/USD Put, Expires 06/07/06, Strike 0.744	101,244
	TOTAL CALL OPTIONS PURCHASED (COST $160,874)	101,244
	PUT OPTIONS PURCHASED — 0.2%
	Currency Options — 0.2%
1,000,000,000	USD Put/JPY Call, Expires 04/04/06, Strike 116.30	136,490
1,000,000,000	USD Put/JPY Call, Expires 04/18/06, Strike 118.50	269,500
		405,990
	TOTAL PUT OPTIONS PURCHASED (COST $331,659)	405,990
	FORWARD START OPTIONS — 0.0%
	Currency Options — 0.0%
1,220,000,000	JPY Put/USD Call, Expires 09/18/06, Strike TBD	4,709
	TOTAL FORWARD START OPTIONS (COST $0)	4,709
	MUTUAL FUNDS — 87.7%
447,123	GMO Emerging Country Debt Fund, Class III (c)	5,052,494
4,159,420	GMO Short-Duration Collateral Fund (c)	106,481,153
45,838	GMO Special Purpose Holding Fund (c)	377,249
1,364,018	GMO World Opportunity Overlay Fund (c)	34,414,166
1,264,698	Merrimac Cash Series, Premium Class	1,264,698
	TOTAL MUTUAL FUNDS (COST $145,073,529)	147,589,760
	TOTAL INVESTMENTS — 99.5% (Cost $163,673,623)	167,498,489
	Other Assets and Liabilities (net) — 0.5%	825,737
	TOTAL NET ASSETS — 100.0%	$168,324,226

See accompanying notes to the financial statements.

3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/21/06	AUD	31,600,000	$23,452,116	$(94,447)
3/28/06	CAD	1,300,000	1,144,638	31,148
4/18/06	CHF	9,400,000	7,198,766	(71,149)
4/25/06	EUR	50,000,000	59,788,537	(156,163)
4/11/06	GBP	6,700,000	11,754,965	59,226
3/07/06	JPY	5,560,000,000	48,062,929	25,548
5/02/06	NZD	14,000,000	9,230,480	30,862
				$(174,975)
Sales
3/21/06	AUD	24,500,000	$18,182,810	$184,626
3/28/06	CAD	5,100,000	4,490,504	(37,847)
4/18/06	CHF	12,700,000	9,725,993	41,982
4/25/06	EUR	12,300,000	14,707,980	(28,646)
4/11/06	GBP	4,800,000	8,421,468	102,852
3/07/06	JPY	3,710,000,000	32,070,767	364,615
				$627,582

Forward cross currency contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/14/06	EUR	10,400,000	NOK	82,527,120	$(167,162)
4/04/06	EUR	9,100,000	SEK	84,101,836	(214,735)
4/04/06	SEK	109,395,740	EUR	11,700,000	115,867
3/14/06	NOK	42,623,175	EUR	5,300,000	1,235
					$(264,795)

See accompanying notes to the financial statements.

4

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
271	Canadian Government Bond 10 Yr.	June 2006	$26,891,346	$(35,188)
61	EURO BOBL	March 2006	8,153,881	(26,261)
68	EURO Bund	March 2006	9,759,150	(9,021)
15	Japanese Government Bond 10 Yr. (TSE)	March 2006	17,622,133	(171,353)
				$(241,823)
Sales
99	Australian Government Bond 10 Yr.	March 2006	$7,749,115	$40,651
196	Australian Government Bond 3 Yr.	March 2006	14,848,306	26,065
9	U.S. Long Bond	June 2006	1,017,844	(1,219)
20	U.S. Treasury Note 10 Yr.	June 2006	2,158,125	219
103	U.S. Treasury Note 5 Yr. (CBT)	June 2006	10,834,312	(19,249)
137	UK Gilt Long Bond	June 2006	27,253,750	114,939
				$161,406

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
36,000,000	SEK	3/17/2008	JP Morgan Chase Bank	Receive	2.90%	3 month SEK STIBOR	$3,297
31,000,000	SEK	3/15/2011	Citigroup	Receive	3.40%	3 month SEK STIBOR	861
16,000,000	SEK	3/15/2011	Deutsche Bank AG	Receive	3.40%	3 month SEK STIBOR	444
9,000,000	CHF	3/15/2011	Deutsche Bank AG	(Pay)	2.25%	6 month CHF LIBOR	5,417
47,000,000	SEK	3/15/2013	Deutsche Bank AG	Receive	3.50%	3 month SEK STIBOR	(13,109)
15,000,000	SEK	3/15/2013	JP Morgan Chase Bank	Receive	3.50%	3 month SEK STIBOR	(4,184)
4,000,000	CHF	3/15/2013	JP Morgan Chase Bank	(Pay)	2.40%	6 month CHF LIBOR	(168)
30,000,000	SEK	3/15/2016	Deutsche Bank AG	Receive	3.75%	3 month SEK STIBOR	29,114
20,000,000	SEK	3/15/2016	JP Morgan Chase Bank	Receive	3.75%	3 month SEK STIBOR	19,410
4,800,000	CHF	3/15/2016	Deutsche Bank AG	(Pay)	2.50%	6 month CHF LIBOR	11,945
3,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	1,122,493
							$1,175,520

See accompanying notes to the financial statements.

6

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
31,000,000	USD	7/21/2006	JP Morgan	1 month LIBOR	Return on
			Chase Bank		JP Morgan
Non - U.S. Hedged
Traded Total Return
Government
					Bond Index	$(84,446)
75,000,000	USD	9/24/2006	JP Morgan	1 month LIBOR	Return on
			Chase Bank		JP Morgan Hedged
Traded Total Return
Government
					Bond Index	25,010
$(59,436)

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(c)  Affiliated issuer (Note 8).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen

CAD - Canadian Dollar	NOK - Norwegian Krone

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	USD - United States Dollar

See accompanying notes to the financial statements.

7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $19,864,792) (Note 2)	$21,173,427
Investments in affiliated issuers, at value (cost $143,808,831) (Notes 2 and 8)	146,325,062
Cash	1,177
Interest receivable	182,733
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	957,961
Receivable for variation margin on open futures contracts (Note 2)	35,674
Receivable for open swap contracts (Note 2)	1,217,991
Periodic payments from open swap agreements (Note 2)	143,778
Receivable for expenses reimbursed by Manager (Note 3)	6,335
Total assets	170,044,138
Liabilities:
Foreign cash due to custodian (cost $113,994)	105,866
Payable to affiliate for (Note 3):
Management fee	24,404
Shareholder service fee	19,266
Trustees and Chief Compliance Officer fees	227
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	770,149
Payable for open swap contracts (Note 2)	101,907
Payable for closed swap contracts (Note 2)	632,953
Accrued expenses	65,140
Total liabilities	1,719,912
Net assets	$168,324,226
Net assets consist of:
Paid-in capital	$184,854,232
Distributions in excess of net investment income	(4,986,613)
Accumulated net realized loss	(16,454,932)
Net unrealized appreciation	4,911,539
$168,324,226
Net assets attributable to:
Class III shares	$168,324,226
Shares outstanding:
Class III	19,727,974
Net asset value per share:
Class III	$8.53

See accompanying notes to the financial statements.

8

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$3,437,670
Interest	733,532
Total investment income	4,171,202
Expenses:
Management fee (Note 3)	318,918
Shareholder service fee – Class III (Note 3)	251,778
Custodian, fund accounting agent and transfer agent fees	96,235
Audit and tax fees	55,219
Legal fees	3,822
Trustees fees and related expenses (Note 3)	3,232
Registration fees	5,001
Miscellaneous	3,485
Total expenses	737,690
Fees and expenses reimbursed by Manager (Note 3)	(94,151)
Indirectly incurred fees waived or borne by Manager (Note 3)	(21,843)
Shareholder service fee waived – Class III (Note 3)	(7,972)
Net expenses	613,724
Net investment income (loss)	3,557,478
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(568,802)
Investments in affiliated issuers	(978,309)
Realized gains distributions from affiliated issuers (Note 8)	654,967
Closed futures contracts	841,158
Closed swap contracts	513,162
Foreign currency, forward contracts and foreign currency related transactions	(9,498,124)
Net realized gain (loss)	(9,035,948)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,404,278)
Open futures contracts	209,568
Open swap contracts	333,602
Foreign currency, forward contracts and foreign currency related transactions	(1,119,004)
Net unrealized gain (loss)	(1,980,112)
Net realized and unrealized gain (loss)	(11,016,060)
Net increase (decrease) in net assets resulting from operations	$(7,458,582)

See accompanying notes to the financial statements.

9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,557,478	$3,535,655
Net realized gain (loss)	(9,035,948)	8,728,147
Change in net unrealized appreciation (depreciation)	(1,980,112)	1,684,945
Net increase (decrease) in net assets from operations	(7,458,582)	13,948,747
Distributions to shareholders from:
Net investment income
Class III	(3,512,926)	(8,082,420)
Net share transactions (Note 7):
Class III	8,545,306	26,199,761
Total increase (decrease) in net assets	(2,426,202)	32,066,088
Net assets:
Beginning of period	170,750,428	138,684,340
End of period (including distributions in excess of net investment income of $4,986,613 and accumulated undistributed net investment income of $1,906,362, respectively)	$168,324,226	$170,750,428

See accompanying notes to the financial statements.

10

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$9.11	$8.73	$9.20	$9.33	$10.04
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18	0.21	0.12	0.09	0.52
Net realized and unrealized gain (loss)	(0.57)	0.63	1.42	1.49	(0.65)
Total from investment operations	(0.39)	0.84	1.54	1.58	(0.13)
Less distributions to shareholders:
From net investment income	(0.19)	(0.46)	—	(1.51)	(0.39)
From net realized gains	—	—	(1.90)	(0.20)	(0.19)
Return of capital	—	—	(0.11)	—	—
Total distributions	(0.19)	(0.46)	(2.01)	(1.71)	(0.58)
Net asset value, end of period	$8.53	$9.11	$8.73	$9.20	$9.33
Total Return(b)	(4.33)%	9.52%	20.21%	17.76%	(1.34)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$168,324	$170,750	$138,684	$235,842	$273,074
Net expenses to average daily net assets(c)	0.37%	0.33%	0.32%	0.33%	0.32%
Net investment income to average daily net assets(a)	2.12%	2.40%	1.44%	1.10%	5.36%
Portfolio turnover rate	20%	38%	45%	50%	28%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.07%	0.12%	0.12%	0.08%	0.08%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

11

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in global bond and currency markets, primarily by investing in other fund(s) of the Trust ("underlying fund(s)"), including GMO Short-Duration Collateral Fund and GMO World Opportunity Overly Fund and "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security). The Fund's benchmark is the JPMorgan Global Government Bond Index.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available without charge, upon request by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

12

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 26.8% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $285,890 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $1,591,463 (approximately $0.08 per share as of April 18, 2006) in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $3,512,926 and $8,082,420, respectively.

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $10,615,925 and $15,114,495 expiring in 2012 and 2014, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

The Fund elected to defer to March 1, 2006 post-October capital and currency losses of $64,919 and $2,877,065, respectively.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$156,267,074	$11,319,506	$(88,091)	$11,231,415

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(6,937,527)	$1,273,117	$5,664,410

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in GMO Short-Duration Collateral Fund ("SDCF"), GMO Special Purpose Holding Fund ("SPHF") and GMO World Opportunity Overlay Fund ("Overlay Fund").

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total direct annual expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying fund(s) exceed 0.25% of the average daily net assets, with such indirect expenses subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets. Prior to July 1, 2005, GMO agreed to reimburse the Fund to the extent that the Fund's total direct annual expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying fund(s) exceeded 0.19% of the average daily net assets. For purposes of this calculation, the Fund's total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees) ("Trustees fees"), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes. Additionally, the indirect fees and operating expenses incurred through investment in underlying fund(s) excludes investment-related expenses and Trustees fees. Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.019%	0.005%	0.015%	0.039%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $1,850 and $1,048, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $35,727,333 and $32,935,961, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 73.8% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 0.2% of the Fund's shares were held by three related parties comprised of certain GMO employee accounts, and 6.5% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	701,206	$6,078,711	2,193,277	$20,132,327
Shares issued to shareholders in reinvestment of distributions	407,835	3,466,595	864,819	7,947,689
Shares repurchased	(115,877)	(1,000,000)	(217,972)	(1,880,255)
Net increase (decrease)	993,164	$8,545,306	2,840,124	$26,199,761

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$4,994,024	$829,430	$900,000	$577,620	$251,810	$5,052,494
GMO Short-Duration Collateral Fund	97,283,265	32,660,050	24,500,000	2,860,050	—	106,481,153
GMO Special Purpose Holding Fund	710,951	—	—	—	403,157	377,249	*
GMO World Opportunity Overlay Fund	34,194,946	150,000	—	—	—	34,414,166
Totals	$137,183,186	$33,639,480	$25,400,000	$3,437,670	$654,967	$146,325,062

* After the effect of return of capital distributions of $252,695 and $67,253 on April 5, 2005 and February 21, 2006, respectively.

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

22

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$980.50	$2.11
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $0 or if determined to be different, the qualified interest income of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO U.S. Sector Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Sector Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Sector Fund returned +6.5% for the fiscal year ended February 28, 2006, as compared to +10.4% for the Russell 3000 Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed substantially to common stocks through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by approximately 2.7%.

Asset allocation detracted approximately 1.2%. The Fund's allocations to the GMO U.S. Core Equity Fund and GMO U.S. Quality Equity Fund were the biggest detractors.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Russell 3000 Index + represents the S&P 500 Index prior to 2/28/03 and the Russell 3000 Index thereafter.

GMO U.S. Sector Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.7%
Short-Term Investment(s)	11.0
Futures	0.0
Other	(6.7)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO U.S. Sector Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
8,868,942	GMO U.S. Core Equity Fund, Class III	128,599,664
1,547,494	GMO U.S. Quality Equity Fund, Class III	32,203,358
317,113	GMO U.S. Small/Mid Cap Growth Fund, Class III	6,237,620
580,969	GMO U.S. Small/Mid Cap Value Fund, Class III	6,111,798
	TOTAL MUTUAL FUNDS (COST $161,405,559)	173,152,440
	SHORT-TERM INVESTMENT(S) — 0.0%
15,607	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $15,609 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $15,920.	15,607
	TOTAL SHORT-TERM INVESTMENT(S) (COST $15,607)	15,607
	TOTAL INVESTMENTS — 100.0% (Cost $161,421,166)	173,168,047
	Other Assets and Liabilities (net) — 0.0%	(21,574)
	TOTAL NET ASSETS — 100.0%	$173,146,473

See accompanying notes to the financial statements.

2

GMO U.S. Sector Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $15,607) (Note 2)	$15,607
Investments in affiliated issuers, at value (cost $161,405,559) (Notes 2 and 8)	173,152,440
Receivable for investments sold	3,000,000
Receivable for expenses reimbursed by Manager (Note 3)	67,151
Miscellaneous receivable	1,201
Total assets	176,236,399
Liabilities:
Payable for Fund shares repurchased	3,001,200
Payable to affiliate for (Note 3):
Management fee	44,343
Shareholder service fee	20,155
Trustees and Chief Compliance Officer fees	256
Accrued expenses	23,972
Total liabilities	3,089,926
Net assets	$173,146,473
Net assets consist of:
Paid-in capital	$156,171,244
Accumulated undistributed net investment income	727,370
Accumulated net realized gain	4,500,978
Net unrealized appreciation	11,746,881
$173,146,473
Net assets attributable to:
Class III shares	$173,146,473
Shares outstanding:
Class III	26,375,925
Net asset value per share:
Class III	$6.56

See accompanying notes to the financial statements.

3

GMO U.S. Sector Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$2,327,720
Interest	5,374
Total investment income	2,333,094
Expenses:
Management fee (Note 3)	502,360
Shareholder service fee – Class III (Note 3)	228,346
Custodian, fund accounting agent and transfer agent fees	17,687
Audit and tax fees	23,646
Legal fees	3,507
Trustees fees and related expenses (Note 3)	2,750
Registration fees	5,566
Miscellaneous	2,766
Total expenses	786,628
Fees and expenses reimbursed by Manager (Note 3)	(51,599)
Indirectly incurred fees waived or borne by Manager (Note 3)	(490,601)
Shareholder service fee waived – Class III (Note 3)	(228,235)
Net expenses	16,193
Net investment income (loss)	2,316,901
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	2,664,253
Realized gains distributions from affiliated issuers (Note 8)	6,101,698
Net realized gain (loss)	8,765,951
Change in net unrealized appreciation (depreciation) on investments	(947,845)
Net realized and unrealized gain (loss)	7,818,106
Net increase (decrease) in net assets resulting from operations	$10,135,007

See accompanying notes to the financial statements.

4

GMO U.S. Sector Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,316,901	$1,726,696
Net realized gain (loss)	8,765,951	5,585,264
Change in net unrealized appreciation (depreciation)	(947,845)	1,814,127
Net increase (decrease) in net assets from operations	10,135,007	9,126,087
Distributions to shareholders from:
Net investment income
Class III	(2,798,187)	(2,495,238)
Net realized gains
Class III	(3,368,950)	(5,083,911)
	(6,167,137)	(7,579,149)
Net share transactions (Note 7):
Class III	17,780,604	76,428,482
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	20,076	60,143
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	17,800,680	76,488,625
Total increase (decrease) in net assets	21,768,550	78,035,563
Net assets:
Beginning of period	151,377,923	73,342,360
End of period (including accumulated undistributed net investment income of $727,370 and $832,772, respectively)	$173,146,473	$151,377,923

See accompanying notes to the financial statements.

5

GMO U.S. Sector Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006		2005		2004		2003	2002
Net asset value, beginning of period	$6.41		$6.40		$4.53		$5.45	$5.11
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.11		0.08		0.09	0.11
Net realized and unrealized gain (loss)	0.31		0.34		1.89		(1.00)	0.39
Total from investment operations	0.41		0.45		1.97		(0.91)	0.50
Less distributions to shareholders:
From net investment income	(0.12)		(0.14)		(0.02)		(0.01)	(0.16)
From net realized gains	(0.14)		(0.30)		(0.08)		—	—
Total distributions	(0.26)		(0.44)		(0.10)		(0.01)	(0.16)
Net asset value, end of period	$6.56		$6.41		$6.40		$4.53	$5.45
Total Return(b)	6.45	%(c)	7.18	%(c)	43.72	%(c)	(16.78)%	9.80%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$173,146		$151,378		$73,342		$13,144	$270
Net expenses to average daily net assets(d)	0.01%		0.00	%(e)	0.00	%(e)	0.02%	0.00	%(e)
Net investment income to average daily net assets(a)	1.52%		1.75%		1.43%		1.93%	1.99%
Portfolio turnover rate	13%		16%		17%		24%	2%
Fees and expenses reimbursed and/or wavied by the Manager to average daily net assets:	0.51%		0.54%		0.58%		0.88%	8.97%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investments in underlying fund(s). (See Note 3).

(e)  Net expenses were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

6

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO U.S. Sector Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks total return greater than that of the Russell 3000 Index, its benchmark. The Fund pursues its objective through investments in common stocks, either directly or indirectly through investments in shares of other domestic equity funds of the Trust ("underlying fund(s)").

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying fund(s) are valued at their net asset value. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last quoted sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

7

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $2,820,714 and $2,711,100, respectively and long-term capital gains – $3,346,423 and $4,868,049, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $727,370 and $5,195,255 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $581,632 expiring in 2012. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

8

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$161,533,811	$12,340,419	$(706,183)	$11,634,236

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$375,884	$(375,884)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

9

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.04% of the amount invested or redeemed. For the period June 30, 2004 to June 29, 2005, the premium on cash purchases and fee on redemptions of Fund shares were each 0.08%. The redemption fee is only applicable to shares acquired on or after June 30, 2003. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $10,965 and $60,023 in purchase premiums and $9,111 and $120 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. As described in Note 1, the Fund invests in certain underlying fund(s). The Fund invests in Class III shares of each underlying fund(s) being offered. Like the management fee (as described below), the Fund's shareholder service fee is waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of underlying fund(s).

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees and the following expenses: fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through investment in the underlying fund(s), exceed 0.33% of the Fund's average daily net assets. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.33% of the Fund's average daily net assets, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) incurred indirectly by the Fund through its investment in the underlying fund(s) may exceed 0.33% of the Fund's average daily net assets.

10

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As noted above, the Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.326%	0.150%	0.476%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $1,718 and $949, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $40,449,920 and $20,361,383, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $117,471,328 and $117,471,328, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 39.2% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 0.2% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts.

11

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,237,227	$27,401,967	11,159,900	$70,254,066
Shares issued to shareholders in reinvestment of distributions	960,534	6,158,153	1,144,256	7,226,158
Shares repurchased	(2,430,815)	(15,779,516)	(162,091)	(1,051,742)
Purchase premiums and redemption fees	—	20,076	—	60,143
Net increase (decrease)	2,766,946	$17,800,680	12,142,065	$76,488,625

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Real Estate Fund, Class III	$4,290,702	$755,329	$4,926,022	$52,277	$703,052	$—
GMO Small/Mid Cap Growth Fund, Class III (formerly GMO Small Cap Growth Fund)	5,194,424	429,123	5,487,266	10,211	418,913	—
GMO Small/Mid Cap Value Fund, Class III (formerly GMO Small Cap Value Fund)	6,300,437	558,998	6,745,142	80,208	478,790	—
GMO U.S. Core Fund, Class III	109,034,777	4,845,643	115,210,919	1,007,643	—	—

12

GMO U.S. Sector Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO U.S. Core Equity Fund, Class III	$—	$131,923,755	$3,989,362	$850,324	$2,632,009	$128,599,664
GMO U.S. Quality Equity Fund, Class III	26,554,454	5,929,541	1,474,000	298,827	50,714	32,203,358
GMO U.S. Small/Mid Cap Growth Fund, Class III	—	6,710,790	—	6,085	917,439	6,237,620
GMO U.S. Small/Mid Cap Value Fund, Class III	—	6,768,068	—	22,145	900,781	6,111,798
Totals	$151,374,794	$157,921,247	$137,832,711	$2,327,720	$6,101,698	$173,152,440

9.  Subsequent event

Effective June 30, 2006, the Fund's name will be the U.S. Equity Allocation Fund. In connection with this change, the Fund's principal investment strategies will be revised to eliminate the Fund's ability to directly invest in portfolio securities (as opposed to underlying funds). In addition, the Fund will no longer directly bear management and shareholder service fees.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Sector Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Sector Fund (the "Fund") ( a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

14

GMO U.S. Sector Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.49%	$1,000.00	$1,050.00	$2.49
2) Hypothetical	0.49%	$1,000.00	$1,022.36	$2.46

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO U.S. Sector Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $3,346,423 from long-term capital gains.

For taxable, non-corporate shareholders, 70.43% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 54.10% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006 of $73,086 and $0, respectively, or if determined to be different, the qualiified interest income of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Small Companies Fund returned +25.8% for the fiscal year ended February 28, 2006, as compared to +17.4% for the MSCI EAFE Index and +23.8% for the S&P/Citigroup EMI World ex-U.S. Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the fiscal year.

Among the portfolio holdings with the largest positive impact to relative returns were German steel maker Salzgitter, Japanese heavy equipment maker Ishikawajima-Harima, French steel manufacturer Vallourec, Japanese steel maker Daido Steel Co., and Japanese real estate developer Urban Corp. Less successful holdings included German travel and logistics company TUI, Canadian printer Quebecor World, Italian insurer Unipol, and Irish sales and distribution company DCC.

The portfolio benefited slightly from an allocation to emerging markets and to Canada. This was offset somewhat by overweights to Ireland and Italy.

The strong U.S. dollar relative to most foreign currencies detracted from returns for U.S. investors. The MSCI EAFE Index returned 12% less in U.S. dollar terms than in local currency.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO International Small Companies Fund Class III Shares and the S&P/Citigroup EMI World ex-U.S. Index As of February 28, 2006

$17,000,000
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
$16,375,375
$11,871,580
$9,268,210
2/29/96
$4,970,000
GMO International Small Companies Fund
S&P/Citigroup EMI World-ex U.S. Index
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	24.27%	20.11%	12.60%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .60% on the purchase and .60% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.5%
Preferred Stocks	2.8
Mutual Funds	0.2
Rights and Warrants	0.0
Forward Currency Contracts	0.0
Futures Contracts	0.1
Short-Term Investment(s)	14.6
Other	(13.2)
100.0%
Country Summary	% of Equity Investments
Japan	24.6%
United Kingdom	20.1
Germany	9.7
Canada	4.9
France	4.7
Netherlands	4.6
Italy	4.0
Australia	3.5
Singapore	2.5
Sweden	2.5
South Korea	2.3
Taiwan	1.9
Finland	1.9
Ireland	1.6
Spain	1.6
Switzerland	1.4
Austria	1.2
Brazil	1.2
Belgium	1.1
Hong Kong	1.0
South Africa	0.8
China	0.8
Mexico	0.6
Denmark	0.3
Russia	0.2
Israel	0.2
Turkey	0.2
Poland	0.2
Greece	0.1
Malaysia	0.1
Thailand	0.1
Philippines	0.1
Indonesia	0.0
100.0%

1

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Consumer Discretionary	20.8%
Industrials	20.6
Financials	18.5
Materials	11.4
Information Technology	6.7
Consumer Staples	6.5
Energy	5.6
Health Care	5.3
Utilities	2.5
Telecommunication Services	2.1
100.0%

2

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 95.5%
	Australia — 3.4%
94,063	Australian Stock Exchange Ltd	2,256,301
604,294	Babcock & Brown Infrastructure Group (a)	692,102
390,066	Boral Ltd	2,531,690
81,940	Cochlear Ltd	2,971,119
1,285,421	Commonwealth Property Office Fund	1,284,179
939,440	CSR Ltd	2,644,282
2,895,911	DB RREEF Trust	3,024,921
295,773	Healthscope Ltd (a)	841,222
1,836,163	Investa Property Group	2,735,019
406,418	James Hardies Industries NV	2,664,136
906,845	Mirvac Group Ltd	2,828,535
880,266	Oil Search Ltd	2,374,324
512,233	Promina Group Ltd	2,064,029
52,474	Ramsay Health Care Ltd	388,147
62,826	Record Investments Ltd	454,578
52,231	SFE Corp NPV	493,173
359,660	Valad Property Group	366,576
165,944	Worleyparsons Ltd	1,948,115
209,838	Zinifex Ltd	1,192,592
		33,755,040
	Austria — 1.2%
76,675	Austrian Airlines * (a)	766,790
5,954	Betandwin.com Interactive * (a)	692,244
10,610	Boehler Uddeholm (Bearer)	1,990,458
43,618	Flughafen Wien AG	3,517,848
9,616	Mayr-Melnhof Karton AG (Bearer)	1,415,125
63,248	RHI AG * (a)	1,804,197
14,465	Voestalpine AG	1,685,902
		11,872,564

See accompanying notes to the financial statements.

3

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Belgium — 1.1%
25,508	CMB Cie Maritime Belge	826,309
4,721	Cofinimmo SA	748,399
12,350	Colruyt SA	1,779,136
28,089	Euronav SA	815,746
50,136	Tessenderlo Chemie (a)	1,767,003
36,623	Umicore	5,202,168
		11,138,761
	Brazil — 0.4%
115,200	Companhia de Concessoes Rodoviarias	1,087,714
3,945,916	Companhia Saneamento Basico SAO PA	317,940
22,527,200	Electrobras (Centro)	477,277
15,244	Tele Centro Oeste Celular Participacoes SA	233,308
19,700	Unibanco-Uniao de Bancos Brasileiros SA GDR	1,732,615
		3,848,854
	Canada — 4.7%
36,000	ARC Energy Trust	837,872
82,300	Biovail Corp	2,071,169
30,000	Bonavista Energy Trust	909,411
13,000	Calfrac Well Services Ltd	387,215
19,384	Canadian Tire Corp Class A	1,134,265
61,600	Canadian Utilities Class A	2,192,547
23,700	CCS Income Trust	761,186
52,400	Duvernay Oil Corp *	1,791,776
43,300	Ensign Resource Service Group	1,478,323
49,400	First Quantum Minerals Ltd	1,573,132
65,300	FNX Mining Co Inc *	769,959
27,900	Gildan Activewear Inc Class A *	1,393,220
64,000	GMP Capital Fund	1,304,835
25,625	Harvest Energy Trust	746,348
123,702	Hudson's Bay Co	1,654,512
35,800	Inmet Mining Corp	998,601
30,900	Mega Bloks Inc *	712,104

See accompanying notes to the financial statements.

4

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Canada — continued
26,900	Metro Inc Class A	701,821
27,200	NuVista Energy Ltd *	341,062
64,366	Onex Corp	1,141,818
45,900	Opti CDA Inc *	1,688,257
45,400	Paramount Energy Trust	770,216
17,600	Paramount Resources Ltd *	565,269
35,200	Primewest Energy Trust	1,028,945
190,771	Quebecor Inc Class B	4,532,375
126,456	Quebecor World Inc	1,285,201
54,400	Real Resources Inc *	995,662
20,500	Ritchie Brothers Auctioneers	979,678
38,600	Russel Metals Inc	879,704
47,004	Sobeys Inc	1,565,490
57,100	Total Energy Trust Ltd	843,097
70,900	Trican Well Service Ltd *	3,013,305
21,400	Trilogy Energy Trust	350,060
34,600	TSX Group Inc	1,467,482
21,600	Vermilion Trust	583,501
60,500	Western Oil Sands Inc Class A *	1,650,315
93,700	Yamana Gold Inc *	842,636
		45,942,369
	China — 0.7%
664,000	Aluminum Corp of China Ltd	676,650
1,136,000	Bank of Communications Co Ltd *	681,360
1,096,000	China Life Insurance Co Ltd *	1,243,110
3,830,992	China Petroleum & Chemical Corp Class H	2,279,218
638,000	China Shenhua Energy Co Ltd *	962,917
24,000	China Telecom Corp Ltd ADR (a)	880,560
447,500	China Telecom Corp Ltd Class H	163,526
1,108,000	Denway Motors Ltd	438,107
		7,325,448

See accompanying notes to the financial statements.

5

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Denmark — 0.3%
15,153	Danske Bank A/S	2,035,123
10,125	East Asiatic Co	1,012,187
		3,047,310
	Finland — 1.8%
93,502	Amer Group Class A (a)	1,955,052
58,176	Elcoteq Network Corp	1,284,725
105,103	Kemira Oyj	1,818,983
110,779	Kesko Oyj Class B	3,481,488
273,819	M-real Oyj Class B	1,373,704
204,629	OKO Bank	3,442,725
83,800	Outokumpu Oyj	1,520,577
4,739	Rautaruukki Oyj	159,701
58,600	Yit Yhtymae Oyj	2,973,228
		18,010,183
	France — 4.6%
5,649	Alstom *	482,814
9,846	Bourbon SA	1,005,598
70,542	Business Objects SA *	2,618,172
19,537	Cap Gemini SA *	963,240
17,816	Dassault Systemes SA	994,926
12,655	Etablissements Economiques du Casino Guichard-Perrachon SA	788,824
10,036	Eurazeo	1,086,161
48,917	Euronext NV	3,066,375
30,225	Generale de Sante	869,563
11,997	Groupe Steria SCA	650,056
228,916	Havas SA (a)	1,079,965
57,244	Michelin SA Class B	3,492,007
19,431	Nexans SA	1,282,300
155,406	Publicis Groupe	5,929,249
37,363	Remy Cointreau SA	1,857,038
1,602,586	SCOR SA	3,851,262
46,888	Soitec *	1,248,984

See accompanying notes to the financial statements.

6

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	France — continued
33,768	Technip SA	2,029,141
19,003	Ubisoft Entertainment SA *	739,588
7,553	Vallourec	5,909,415
5,747	Wendel Investissement	657,760
81,602	Zodiac SA	5,122,179
		45,724,617
	Germany — 8.1%
88,493	Aareal Bank AG *	3,918,487
37,798	Altana AG	2,030,016
29,514	Balda AG	373,974
60,321	Bankgesellschaft Berlin AG * (a)	349,541
48,270	Bilfinger & Berger AG	2,775,795
404,305	Depfa Bank Plc	6,741,198
4,281	Deutsche Wohnen AG	1,224,623
114,593	Hannover Rueckversicherungs AG (Registered) (a)	4,350,092
59,624	Hochtief AG (a)	3,199,907
18,691	IKB Deutsche Industriebank AG	661,133
33,136	IVG Immobilien AG	860,823
69,718	IWKA AG	1,877,100
156,921	KarstadtQuelle AG * (a)	3,787,011
40,319	Lanxess AG *	1,390,557
24,275	MAN AG	1,531,758
101,603	Merck KGaA	10,174,764
57,629	Mobilcom AG	1,517,669
26,772	Norddeutsche Affinerie AG	743,237
57,755	Rheinmetall AG	4,500,680
26,182	Rhoen-Klinikum AG	1,138,654
174,333	Salzgitter AG	11,846,187
24,607	Software AG	1,419,182
4,375	Solarworld AG	1,142,840
223,778	Suedzucker AG (a)	5,912,303
335,528	TUI AG (a)	6,626,717
		80,094,248

See accompanying notes to the financial statements.

7

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Greece — 0.1%
140,813	Hellenic Technodomiki Tev SA	1,215,413
	Hong Kong — 0.9%
381,000	Asia Satellite Telecommunications Holdings Ltd	651,647
334,800	Dah Sing Financial Services	2,336,604
1,650,000	First Pacific Co	585,675
117,000	Guoco Group	1,456,185
1,038,000	Hang Lung Group Co Ltd	2,285,944
242,000	Orient Overseas International Ltd	887,685
192,000	Television Broadcasts Ltd	1,078,899
		9,282,639
	Indonesia — 0.0%
343,315	Astra International Tbk PT	363,566
	Ireland — 1.6%
126,599	C&C Group Plc	845,552
375,097	DCC Plc	8,543,576
1,881,721	Fyffes Plc	4,711,392
67,400	Olivetti SPA	1,491,580
		15,592,100
	Israel — 0.2%
195,000	Bank Hapoalim B.M.	892,427
128,800	Bank Leumi Le	464,745
34,400	Check Point Software Technologies Ltd *	731,344
		2,088,516
	Italy — 3.5%
38,341	Aedes (a)	265,266
1,980,759	AEM SPA (a)	4,199,742
193,764	Banca Popolare di Lodi (a)	2,123,085
75,090	Banca Popolare di Milano	949,125
52,997	Benetton Group SPA	675,281

See accompanying notes to the financial statements.

8

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Italy — continued
101,712	Buzzi Unicem SPA	2,104,454
143,782	Cementir SPA	950,821
14,775	Datamat SPA	168,864
152,093	ERG SPA	3,579,423
22,065	Fondiaria - Sai SPA - Di RISP	657,355
102,000	Fornara & Co SPA * (b) (c)	—
213,400	Grassetto SPA * (b) (c)	2,544
506,840	IFIL SPA	2,597,594
497,335	Impregilo SPA * (a)	2,129,600
134,019	Italcementi SPA (a)	2,743,500
362,996	Italcementi SPA - Di RISP	5,173,734
35,710	Italmobiliare SPA - RNC	2,197,241
277,957	Milano Assicurazioni SPA	2,125,361
45,557	Recordati Aor Post Fraz	337,136
129,387	Risanamento SPA	730,322
6,953	Tod's SPA	508,387
		34,218,835
	Japan — 24.2%
169,700	Aderans Co Ltd	4,691,689
26,000	Alfresa Holdings Corp	1,517,222
82,000	Alps Electric Co Ltd	1,282,201
114,000	Amada Co Ltd	1,075,925
59,000	Amano Corp	1,062,485
72,000	AOC Holdings Inc	1,294,767
600	Aoyama Trading Co Ltd	18,482
104	Aplix Corp * (a)	843,348
17,800	Arrk Corp	1,273,953
39,000	Asahi Denka Co Ltd	622,532
150,000	Asics Corp	1,422,580
33,800	Autobacs Seven Co Ltd	1,697,153
39,000	Avex Group Holding Inc (a)	1,032,201
127,000	Bosch Automotive Systems Corp (a)	549,736
112,000	Brother Industries Ltd	1,201,841

See accompanying notes to the financial statements.

9

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
212,000	Calsonic Kansei Corp	1,467,093
22,000	Canon Sales Co Inc	470,433
128,000	Central Glass Co Ltd	721,560
55,000	Chiba Kogyo Bank Ltd *	1,007,031
1,000	Chudenko Corp	18,234
70,000	CKD Corporation (a)	1,054,408
78,900	Coca-Cola West Japan Co Ltd (a)	1,890,523
507,000	Cosmo Oil Co Ltd	2,577,697
310	Creed Corp	1,305,750
177,350	Daiei Inc * (a)	4,892,734
113,000	Daifuku	2,086,260
17,000	Daiichikosho Co Ltd	453,658
590,000	Daikyo Inc *	3,105,621
34,000	Daimaru Inc	457,228
109,000	Daio Paper Corp (a)	1,157,802
91,000	Denki Kogyo Co Ltd (a)	1,022,056
35,000	Edion Corp	730,269
24,000	Exedy Corp	706,758
349,000	Fuji Electric Holdings Co Ltd	1,631,623
197,000	Fujikura Ltd	2,187,718
281,000	Furakawa Co Ltd * (a)	678,091
118,100	Futaba Industrial Co Ltd (a)	2,669,779
57,100	H.I.S. Co Ltd (a)	1,455,446
4,000	Hakuhodo Dy Holdings Inc	324,440
82,000	Hankyu Department Stores Inc (a)	723,792
225,000	Hanwa Co Ltd	984,444
1,922,400	Haseko Corp * (a)	6,698,448
215,000	Heiwa Real Estate Co Ltd (a)	1,527,306
27,000	Hisamitsu Pharmaceutical Co Inc	644,226
1,685,000	Hitachi Zosen Corp * (a)	3,141,672
41,000	Horiba Ltd (a)	1,189,089
129,700	Hosiden Corp	1,502,537
51,000	Intec Corp	767,094
9,819	Invoice Inc (a)	509,739

See accompanying notes to the financial statements.

10

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
55,000	Ito En Ltd (a)	1,709,007
625,000	Iwatani International Corp (a)	2,091,797
15,000	Izumi Co Ltd (a)	510,722
257,000	JACCS Co Ltd	2,539,198
54,000	Japan Securities Finance Co	610,293
385,000	Japan Steel Works Ltd (a)	2,381,998
46,000	Joint Corp	1,320,598
219,000	Juki Corp	1,229,508
43,000	Kaga Electronics Co Ltd	1,085,345
101,000	Kandenko Co	727,379
43,000	Kanto Tsukuba Bank Ltd *	810,477
126,000	Kawasaki Kisen Kaisha Ltd (a)	783,745
252,000	Kayaba Industry Co (a)	860,535
265,000	Keisei Electric Railway Co (a)	1,704,347
513	Kenedix Inc	2,386,729
400,000	Kiyo Holdings Inc *	1,095,417
51,000	Kohnan Shoji Co Ltd (a)	673,445
160,000	Koito Manufacturing Co Ltd	1,985,416
85,000	Kojima Co Ltd (a)	961,424
127,200	Konami Corp (a)	3,136,148
475,000	Kurabo Industries Ltd	1,639,233
209,000	Kyokuyo Co Ltd (a)	515,014
104,000	Kyudenko Corp	656,626
27,400	Lintec Corp	667,756
365,000	Maeda Corp	2,261,979
90,000	Makino Milling Machine Co Ltd	1,037,659
287,000	Maruha Group Inc (a)	646,525
90,000	Marusan Securities Co Ltd	1,050,869
110,000	Matsuzakaya Co Ltd (a)	881,879
158,000	Mediceo Paltac Holdings Co Ltd (a)	2,597,757
34,000	Miraca Holdings Inc	669,188
177,000	Mitsubishi Rayon Co Ltd	1,422,263
176,000	Mitsubishi Steel Manufacturing Co Ltd (a)	1,107,950
250,000	Nagase & Co	3,194,361

See accompanying notes to the financial statements.

11

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
205,000	Nichiro Corp (a)	444,379
30,000	Nidec Sankyo Corp	452,695
9,000	Nihon Dempa Kogyo Co Ltd	376,381
191,000	Nippon Corp	1,506,789
1,426,000	Nippon Light Metal (a)	3,991,441
271,000	Nippon Soda Co Ltd	1,012,460
22,000	Nippon System Development Co Ltd	727,087
61,000	Nipro Corp (a)	906,564
449,000	Nishimatsu Construction (a)	1,904,751
37,000	Nishimatsuya Chain Co Ltd	712,595
238,000	Nissan Chemical Industries Ltd	3,916,294
353,000	Nissan Diesel Motor Co (a)	1,944,751
460,000	Nissan Shatai Co Ltd	3,167,360
244,000	Nisshin Seifun Group Inc	2,476,566
685,500	Nissin Company Ltd (a)	1,319,554
12,000	Nissin Kogyo Co Ltd	706,207
26,000	Nitori Co Ltd	1,279,723
97,000	NOF Corp (a)	588,119
178,000	Okasan Securities Co Ltd (a)	1,859,275
14,000	Okinawa Electric Power Co	869,080
182,000	Okuma Corp (a)	2,199,341
484,000	Orient Corp *	1,716,666
26,000	Park24 Co Ltd (a)	836,130
900,000	Penta Ocean Construction Co Ltd * (a)	1,841,574
28,000	Point Inc	2,074,037
144,900	Q.P. Corp	1,386,558
402	Round One Corp (a)	1,634,726
159,000	Ryobi Ltd	1,149,149
11,800	Ryohin Keikaku Co Ltd	885,453
130,300	Ryosan Co	3,554,511
4,000	Sanden Corp	17,276
67,000	Sanki Engineering	571,454
339,000	Sankyo-Tateyama Holdings Inc	762,196
548,000	Sankyu Inc (a)	3,087,539

See accompanying notes to the financial statements.

12

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
145,000	Sanyo Securities Co Ltd * (b) (c)	1,253
96,000	Sanyo Shokai Ltd	700,808
220,000	Seino Holdings Co Ltd (a)	2,147,652
29,000	Shinko Electric Industries	2,124,055
41,000	Showa Corp	675,519
118,290	Sojitz Corp * (a)	649,109
41,000	Star Micronics Co Ltd	632,696
42,000	Sugi Pharmacy Co Ltd (a)	987,696
1,131,000	Sumitomo Light Metal Industry (a)	2,846,364
287,000	Sumitomo Warehouse	2,262,636
17,000	Sundrug Co Ltd	857,879
110,100	Suzuken Co Ltd	3,273,048
196,000	Taiheiyo Cement Co Ltd	843,369
388	Take And Give Needs Co Ltd *	626,550
53,000	Tamura Taiko Holdings Inc	311,114
142,000	Tanabe Seiyaku Co Ltd	1,567,999
398,000	TOA Corp (a)	739,263
207,000	Toagosei Co Ltd	897,955
1,420,000	Toho Gas Co Ltd	5,761,822
121,000	Toho Zinc Co Ltd (a)	1,013,921
29,300	Tokyo Seimitsu Co Ltd	1,707,111
320,000	Tokyo Tatemono Co Ltd	3,095,087
54,000	Tokyo Tomin Bank Ltd (a)	2,425,710
127,000	Topy Industries Ltd	518,501
159,000	Toshiba Machine Co Ltd	1,684,660
331,000	Toyo Construction Co *	566,391
236,000	Toyo Engineering (a)	1,383,327
43,000	Toyo Suisan Kaisha Ltd	626,959
995,000	Toyo Tire & Rubber Co Ltd	4,673,761
19,100	Trans Cosmos Inc (a)	1,127,163
157,000	Tsugami Corp	1,097,704
171,000	Tsumura & Co (a)	4,429,436
1,041,000	Ube Industries Ltd	3,071,688
118,000	Uchida Yoko Co Ltd	713,323

See accompanying notes to the financial statements.

13

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
383,000	Unitika Ltd	699,175
120,000	Urban Corp	1,758,304
123,000	Venture Link Co Ltd * (a)	411,844
66,000	Yamatake Honeywell	1,575,339
94,000	Yamato Kogyo Co	1,951,038
152,000	Yaskawa Electric Corp * (a)	1,655,474
706,000	Yokohama Rubber Co	3,756,283
96,000	Zeon Corp	1,209,429
		239,236,357
	Malaysia — 0.1%
208,800	Maxis Communications Berhad	488,727
167,400	MISC Berhad	436,691
357,000	Promet Berhad * (b) (c)	961
312,000	Rekapacific Berhad * (b) (c)	840
		927,219
	Mexico — 0.6%
171,000	Carso Global Telecom Class A *	411,379
136,000	Controladora Comercial Mexicana SA de CV	245,384
140,000	Fomento Economico Mexicano SA de CV	1,209,547
245,000	Grupo Financiero Banorte SA de CV	597,823
318,100	Grupo Mexico SA Class B	815,369
104,000	Grupo Modelo SA de CV Class C	359,905
293,000	Grupo Televisa SA (Participating Certificates)	1,163,888
41,000	Telefonos de Mexico SA de CV Class L ADR	917,990
		5,721,285
	Netherlands — 4.6%
48,275	Boskalis Westminster NV	3,057,806
412,043	Buhrmann NV (a)	6,903,766
56,340	Chicago Bridge & Iron ADR	1,378,640
38,435	Corio NV	2,525,430
151,067	CSM	4,511,449

See accompanying notes to the financial statements.

14

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Netherlands — continued
632,561	Hagemeyer NV * (a)	2,545,760
32,902	Heineken Holding NV	1,144,629
27,549	Hunter Douglas NV	1,660,282
39,702	Imtech NV	1,658,277
35,735	Koninklijke Wessanen NV	562,141
25,157	Nutreco Holding NV	1,478,199
194,591	OCE NV (a)	3,366,446
31,623	Ordina NV	633,768
10,722	Sbm Offshore NV	1,056,095
28,706	Stork NV	1,638,251
18,491	Univar NV	971,024
131,792	Van der Moolen Holding NV (a)	1,185,766
80,200	Van Ommeren Vopak NV	2,551,869
20,051	Vastned NV	1,481,476
44,144	Wereldhave NV	4,706,059
		45,017,133
	Philippines — 0.1%
149,600	Bank of the Philippine Islands	170,315
12,882	Philippine Long Distance Telephone	442,206
		612,521
	Poland — 0.2%
47,300	Polski Koncern Naftowy Orlen SA	869,855
90,200	Telekomunikacja Polska SA	627,953
		1,497,808
	Russia — 0.2%
34,300	Mobile Telesystems ADR	1,237,201
4,300	Tatneft ADR	489,125
		1,726,326

See accompanying notes to the financial statements.

15

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Singapore — 2.5%
501,000	Ascendas Real Estate Investment Trust	666,199
691,000	Asia Food & Properties Ltd *	199,017
329,000	CapitaMall Trust	471,327
1,986,000	Cosco Corp	1,448,158
2,623,000	GES International Ltd	1,585,601
740,000	Hyflux Ltd	1,320,689
423,000	Jurong Technologies Industrial Corp Ltd	466,538
1,825,000	Keppel Land Ltd	4,940,941
258,000	Marco Polo Developments Ltd	225,068
1,454,350	MobileOne Ltd	1,970,835
458,000	Noble Group Ltd	343,422
11,646,100	Pacific Century Region Developments Ltd *	2,095,939
1,279,000	Parkway Holdings Ltd	1,925,713
652,000	Singapore Exchange Ltd	1,526,464
444,000	Singapore Petroleum Co	1,378,220
753,000	SMRT Corp Ltd	509,580
2,477,000	Want Want Holdings Ltd	3,108,883
		24,182,594
	South Africa — 0.8%
40,840	ABSA Group Ltd	758,611
27,600	Bidvest Group Ltd	464,139
193,700	FirstRand Ltd	583,935
9,490	Impala Platinum Holdings Ltd	1,611,303
57,700	MTN Group Ltd	558,486
21,200	Nedcor Ltd	409,204
43,200	Remgro Ltd	906,066
260,550	Sanlam Ltd	674,486
46,800	Telkom SA Ltd	1,231,325
20,104	Tiger Brands Ltd	498,345
		7,695,900

See accompanying notes to the financial statements.

16

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	South Korea — 2.2%
34,400	Daewoo Engineering & Construction Co Ltd	444,500
33,734	Hana Financial Group Inc	1,441,772
16,300	Hanjin Shipping	381,555
45,200	Hynix Semiconductor Inc *	1,524,724
14,780	Hyundai Development Co	670,757
7,100	Hyundai Engineering & Construction *	341,690
6,400	Hyundai Heavy Industries	506,066
13,400	Hyundai Mobis	1,126,630
34,700	KIA Motors Corp	744,960
3,500	Korea Express Co Ltd *	290,584
46,400	KT Corp ADR	947,488
19,300	KT Freetel Co Ltd	513,450
25,600	KT&G Corp	1,517,585
5,700	LG Cable & Machinery Ltd	191,777
9,600	LG Chemicals Ltd	481,686
72,300	LG Corp	2,511,573
14,200	LG Electronics Inc	1,166,053
2,419	LG Home Shopping Inc	245,629
7,700	Samsung SDI Co Ltd	680,373
43,300	Shinhan Financial Group Co Ltd	1,691,656
2,400	Shinsegae Co Ltd	1,137,382
26,100	SK Corp	1,608,232
1,500	SK Telecom Co Ltd	311,711
32,800	SK Telecom Co Ltd ADR	792,120
39,000	Woori Finance Holdings Co Ltd	766,094
		22,036,047
	Spain — 1.6%
12,071	Acciona SA	1,682,756
106,647	Aguas de Barcelona SA Class A	2,949,926
48,556	Corp Financiera Alba	2,473,697
29,949	Fomento de Construcciones y Contratas SA	2,036,179
8,419	Inmobiliaria Colonia SA	540,462
535,633	Jazztel Plc *	485,218

See accompanying notes to the financial statements.

17

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Spain — continued
22,013	Metrovacesa SA	1,638,826
32,055	Red Electrica de Espana	1,072,052
91,638	Sacyr Vallehermoso SA	2,576,465
		15,455,581
	Sweden — 2.4%
62,500	Alfa Laval AB	1,579,201
152,400	Boliden AB *	1,889,232
37,800	Elekta AB B Shares	558,626
95,855	Getinge AB	1,385,775
69,838	Holmen AB Class B (a)	2,709,261
323,917	Kinnevik Investment AB (a)	3,866,466
23,900	Kungsleden AB	836,296
44,019	Lundbergforetagen AB Class B	2,121,521
67,000	Lundin Petroleum AB * (a)	739,356
30,950	Modern Times Group AB *	1,433,821
29,800	NCC Class B	677,307
88,220	SSAB Swedish Steel Class A	3,963,796
203,600	Tele2 AB Class B (a)	2,197,465
		23,958,123
	Switzerland — 1.4%
23,425	Baloise Holding Ltd	1,484,029
9,455	Charles Voegele Holding AG	864,598
180,623	Converium Holding AG *	1,989,999
2,652	Fischer (George) AG (Registered) *	1,073,442
3,446	Forbo Holdings AG (Registered) *	870,776
4,820	Helvetia Patria Holding (Registered)	1,084,472
338	Jelmoli Holding AG (Bearer)	546,159
190	Jelmoli Holding AG (Registered)	61,650
31,397	Logitech International SA *	1,264,780
36	Motor-Columbus (Bearer)	191,936
886	Movenpick Holdings (Bearer) *	219,502
32,864	Phonak Holding AG (Registered)	1,586,214
13,951	Valora Holding AG *	2,834,925
		14,072,482

See accompanying notes to the financial statements.

18

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Taiwan — 1.9%
322,857	Acer Inc	714,388
445,770	Asustek Computer Inc	1,256,298
960,630	AU Optronics Corp	1,534,820
457,000	Cathay Financial Holding Co Ltd	878,495
619,000	Chi Mei Optoelectronics Corp	936,179
5,000	China Bills Finance Corp	1,630
1,264,000	China Development Financial Holding Corp *	483,978
1,177,000	Chunghwa Picture Tubes Ltd	305,656
238,000	Chunghwa Telecom Co Ltd	433,291
635,818	Compal Electronics Inc	591,411
233,546	Delta Electronics Inc	555,948
564,130	Far Eastern Textile Co Ltd	415,205
288,000	Far Eastone Telecommunications Co Ltd	352,402
566,316	Formosa Chemicals & Fibre Co	890,314
853,941	Formosa Plastics Corp	1,351,280
720,000	Fubon Financial Holding Co Ltd	643,182
2,451	Gigabyte Technology Co Ltd	2,065
74,920	High Tech Computer Corp	1,604,824
493,884	Inventec Co Ltd	301,082
594,640	Lite-On Technology Corp	801,374
1,710,000	Mega Financial Holdings Co Ltd	1,297,077
876,000	Powerchip Semiconductor Corp	532,605
443,550	Quanta Computer Inc	675,651
187,150	Realtek Semiconductor Corp	205,210
369,000	Siliconware Precision Industries Co	467,704
996,144	Taishin Financial Holdings Co Ltd	605,201
583,000	Taiwan Cellular Corp	537,985
		18,375,255
	Thailand — 0.1%
168,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (c)	101,519
216,000	Kasikornbank Pcl NVDR (c)	367,850
32,000	PTT Exploration & Production Pcl (Foreign Registered) (c)	425,779
		895,148

See accompanying notes to the financial statements.

19

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Turkey — 0.2%
104,598	Akbank TAS	1,058,832
61,700	Haci Omer Sabanci Holding	482,974
21,311	Tupras-Turkiye Petrol Rafineriler AS	406,335
		1,948,141
	United Kingdom — 19.8%
76,090	Admiral Group Plc	753,782
531,876	Aggreko Plc	2,768,850
877,008	AMEC	6,097,904
239,547	Amlin	1,087,114
357,151	Arriva Plc	3,773,907
152,371	Autonomy Corp Plc *	1,282,327
87,406	AWG Plc	1,696,458
136,618	Balfour Beatty Plc	895,996
809,905	Barratt Developments Plc	14,672,092
642,724	BBA Group Plc	3,017,830
65,198	Bellway Plc	1,339,486
415,429	Berkeley Group Holdings Plc *	8,115,504
313,657	Bradford & Bingley Plc	2,572,779
637,056	Brit Insurance Holdings Plc	1,195,459
128,113	British Energy Group Plc *	1,385,799
265,776	Bunzl Plc	2,978,257
59,207	Burren Energy Plc	1,031,301
746,092	Cable & Wireless Plc	1,393,787
77,717	Charter Plc *	904,560
1,865,353	Cobham Group Plc	5,556,210
146,493	Collins Stewart Tullett Plc	1,782,683
262,909	Computacenter Plc	1,307,782
153,406	Countrywide Plc	1,345,474
88,398	Crest Nicholson Plc	731,382
168,782	Croda International Plc	1,455,818
160,708	CSR Plc *	2,550,330
81,267	Dana Petroleum (Ordinary Shares) *	1,356,139
160,706	De la Rue (Ordinary Shares)	1,567,023

See accompanying notes to the financial statements.

20

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
1,218,469	DSG International Plc	3,674,261
534,000	First Choice Holidays Plc	2,113,265
148,936	Firstgroup Plc	1,095,337
509,524	GKN Plc	3,035,553
21,077	Go-Ahead Group Plc	649,033
187,243	Gyrus Group Plc *	1,331,376
171,821	Helphire Group Plc	1,144,774
175,819	Hiscox Plc	770,671
296,886	HMV Group Plc	963,316
52,449	Homeserve Plc	1,441,616
370,153	ICAP Plc	2,883,931
454,409	IMI Plc	4,165,773
82,443	Inchcape Plc	3,480,552
3,870,819	Invensys Plc *	1,425,859
21,513	Investec Plc	1,102,954
102,577	Johnson Matthey Plc	2,571,186
67,733	Kelda Group Plc	945,898
118,454	London Stock Exchange	1,775,045
68,283	Lonmin Plc	2,716,202
111,619	Luminar Plc	952,875
278,146	Michael Page International Plc	1,517,112
295,269	Mitchells & Butlers Plc	2,049,869
35,490	Morgan Sindall Plc	731,678
96,082	National Express Group Plc	1,496,427
1,619,767	Northern Foods Plc	3,911,526
381,867	Northgate Info Solutions Plc *	556,162
432,613	Paragon Group Cos Plc	5,186,791
17,269	Persimmon Plc	422,752
371,548	Rank Group Plc	1,695,547
84,604	Rotork Plc	1,083,304
1,717,986	Royal & Sun Alliance Insurance Group	3,917,274
59,124	Schroders Plc	1,192,077
46,286	Schroders Plc (New shares) (Non Voting)	870,189
875,994	Signet Group Plc	1,583,908

See accompanying notes to the financial statements.

21

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
656,115	Smith WH Plc	4,694,716
108,200	Tate & Lyle Plc	1,134,567
1,943,087	Taylor Woodrow Plc	14,161,773
235,124	TDG Plc	923,309
1,567,248	THUS Group Plc *	425,837
550,197	Tomkins Plc	3,212,048
164,765	Travis Perkins Plc	4,287,498
599,042	Tullow Oil Plc	3,132,059
69,704	Vedanta Resources Plc	1,202,797
193,893	Venture Production (Ordinary Shares) *	2,035,647
113,349	Victrex Plc	1,435,898
173,253	Wilson Bowden Plc	4,531,499
1,355,403	Wimpey (George) Plc	13,140,987
104,934	Wolfson Microelectronics Plc *	664,198
282,429	Wood Group (John) Plc	1,175,654
		195,228,613
	TOTAL COMMON STOCKS (COST $699,271,092)	942,106,996
	PREFERRED STOCKS — 2.8%
	Brazil — 0.8%
61,260	Banco Itau Holding Financeira SA 2.79%	1,981,899
2,274,000	Companhia de Bebidas das Americas 3.03%	964,857
19,643,200	Companhia Energetica de Minas Gerais 4.11%	1,008,292
23,956,000	Electrobras (Centro) SA Class B 8.09%	526,276
14,200	Empresa Brasileira de Aeronautica SA ADR 2.72%	564,450
19,100	Gerdau Metalurgica SA 4.62	534,908
305,803	Investimentos Itau SA 4.28%	1,332,083
32,800	Tele Norte Leste Participacs SA 7.11%	625,571
		7,538,336

See accompanying notes to the financial statements.

22

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — 1.5%
52,578	Fresenius Medical Care AG (Non Voting) 0.92%	8,437,161
153,847	Hugo Boss AG 2.89% (a)	6,098,322
		14,535,483
	Italy — 0.5%
46,119	Compagnia Assicuratrice Unipol 5.02%	120,755
242,278	IFI Istituto Finanziario Industries *	4,547,060
		4,667,815
	Russia — 0.0%
250	Transneft 0.48%	618,750
	South Korea — 0.0%
6,100	Hyundai Motor Co 2.48%	327,552
3,960	LG Electronics Inc 2.84%	202,099
		529,651
	TOTAL PREFERRED STOCKS (COST $13,365,244)	27,890,035
	MUTUAL FUNDS — 0.2%
	Canada — 0.2%
24,000	Energy Savings Income Fund	400,194
56,900	Keyera Facilities Income Fund	1,185,615
22,500	Petrofund Energy Trust	456,157
		2,041,966
	TOTAL MUTUAL FUNDS (COST $1,772,808)	2,041,966

See accompanying notes to the financial statements.

23

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.0%
	Hong Kong — 0.0%
307,764	Global Bio-Chem Technology Group Ltd Warrants, Expire 5/31/07 *	2,380
	TOTAL RIGHTS AND WARRANTS (COST $0)	2,380
	SHORT-TERM INVESTMENT(S) — 14.6%
133,661,574	The Boston Global Investment Trust (d)	133,661,574
6,600,000	Branch Bank & Trust Time Deposit, 4.52%, due 03/01/06	6,600,000
4,000,000	U.S. Treasury Bill, 4.64%, due 08/24/06 (e) (f)	3,912,048
	TOTAL SHORT-TERM INVESTMENT(S) (COST $144,173,183)	144,173,622
	TOTAL INVESTMENTS — 113.1% (Cost $858,582,327)	1,116,214,999

Other Assets and Liabilities (net) — (13.1%)	(129,613,033)
TOTAL NET ASSETS — 100.0%	$986,601,966

See accompanying notes to the financial statements.

24

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/26/06	CAD	49,662,041	$43,800,202	$625,421
5/26/06	CHF	88,125,525	67,763,280	(17,783)
5/26/06	EUR	5,019,001	6,013,926	13,926
5/26/06	JPY	5,730,880,918	50,071,879	1,084,734
5/26/06	NOK	252,809,005	37,668,828	95,839
5/26/06	NZD	1,568,756	1,032,469	(5,067)
5/26/06	SEK	233,960,957	29,759,525	(156,078)
5/26/06	SGD	10,201,092	6,306,736	42,641
				$1,683,633
Sales
5/26/06	AUD	34,452,957	$25,536,704	$(187,276)
5/26/06	CAD	3,876,240	3,418,709	(35,173)
5/26/06	CHF	4,267,069	3,281,122	47,042
5/26/06	DKK	9,084,600	1,458,528	1,713
5/26/06	EUR	65,504,056	78,489,034	(80,117)
5/26/06	GBP	42,772,535	75,085,938	(622,930)
5/26/06	HKD	72,097,590	9,305,817	(196)
5/26/06	JPY	3,150,371,850	27,525,443	(569,992)
5/26/06	SEK	25,379,460	3,228,234	81,943
				$(1,364,986)

See accompanying notes to the financial statements.

25

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
75	CAC 40	March 2006	$4,473,504	$36,456
85	DAX	March 2006	14,702,765	771,492
66	S&P/MIB	March 2006	14,836,030	1,040,483
61	TOPIX	March 2006	8,737,247	89,586
				$1,938,017
Sales
252	FTSE 100	March 2006	$25,481,004	$(121,615)
115	SPI 200	March 2006	10,511,201	(298,271)
				$(419,886)

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Bankrupt issuer.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

(e)  Rate shown represents yield-to-maturity.

(f)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

As of February 28, 2006, 90.8% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor.

See accompanying notes to the financial statements.

26

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2006

Currency Abbreviations:

AUD - Australian Dollar			HKD - Hong Kong Dollar

CAD - Canadian Dollar			JPY - Japanese Yen

CHF - Swiss Franc			NOK - Norwegian Krone

DKK - Danish Krone			NZD - New Zealand Dollar

EUR	-	Euro	SEK - Swedish Krona

GBP - British Pound			SGD - Singapore Dollar

See accompanying notes to the financial statements.

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $122,109,730 (cost $858,582,327) (Note 2)	$1,116,214,999
Cash	32,208
Foreign currency, at value (cost $3,138,623) (Note 2)	3,166,585
Receivable for investments sold	17,077
Receivable for Fund shares sold	163,996
Dividends and interest receivable	1,346,824
Unrealized appreciation on open forward currency contracts (Note 2)	1,993,259
Receivable for expenses reimbursed by Manager (Note 3)	92,007
Total assets	1,123,026,955
Liabilities:
Collateral on securities loaned (Note 2)	133,661,574
Payable to affiliate for (Note 3):
Management fee	466,754
Shareholder service fee	116,688
Trustees and Chief Compliance Officer fees	1,372
Unrealized depreciation on open forward currency contracts (Note 2)	1,674,612
Payable for variation margin on open futures contracts (Note 2)	156,442
Accrued expenses	347,547
Total liabilities	136,424,989
Net assets	$986,601,966
Net assets consist of:
Paid-in capital	$611,944,791
Distributions in excess of net investment income	(4,700,433)
Accumulated net realized gain	119,851,285
Net unrealized appreciation	259,506,323
$986,601,966
Net assets attributable to:
Class III shares	$986,601,966
Shares outstanding:
Class III	66,073,631
Net asset value per share:
Class III	$14.93

See accompanying notes to the financial statements.

28

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $2,667,160)	$28,595,640
Interest (including securities lending income of $1,939,995)	3,122,596
Total investment income	31,718,236
Expenses:
Management fee (Note 3)	6,890,335
Shareholder service fee – Class III (Note 3)	1,722,584
Custodian and fund accounting agent fees	1,131,659
Transfer agent fees	29,839
Audit and tax fees	77,082
Legal fees	20,859
Trustees fees and related expenses (Note 3)	23,811
Registration fees	2,730
Miscellaneous	30,450
Total expenses	9,929,349
Fees and expenses reimbursed by Manager (Note 3)	(1,272,556)
Net expenses	8,656,793
Net investment income (loss)	23,061,443
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of CPMF tax of $11,701) (Note 2)	399,552,612
Closed futures contracts	6,800,699
Foreign currency, forward contracts and foreign currency related transactions	(5,110,017)
Net realized gain (loss)	401,243,294
Change in net unrealized appreciation (depreciation) on:
Investments	(182,228,215)
Open futures contracts	(474,064)
Foreign currency, forward contracts and foreign currency related transactions	(997,100)
Net unrealized gain (loss)	(183,699,379)
Net realized and unrealized gain (loss)	217,543,915
Net increase (decrease) in net assets resulting from operations	$240,605,358

See accompanying notes to the financial statements.

29

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$23,061,443	$28,790,114
Net realized gain (loss)	401,243,294	265,953,227
Change in net unrealized appreciation (depreciation)	(183,699,379)	30,605,592
Net increase (decrease) in net assets from operations	240,605,358	325,348,933
Distributions to shareholders from:
Net investment income
Class III	(24,571,287)	(44,309,416)
Net realized gains
Class III	(364,443,342)	(219,556,744)
	(389,014,629)	(263,866,160)
Net share transactions (Note 7):
Class III	(386,907,384)	(144,200,631)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	4,695,237	7,477,157
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	(382,212,147)	(136,723,474)
Total increase (decrease) in net assets	(530,621,418)	(75,240,701)
Net assets:
Beginning of period	1,517,223,384	1,592,464,085
End of period (including distributions in excess of net investment income of $4,700,433 and $12,831,294, respectively)	$986,601,966	$1,517,223,384

See accompanying notes to the financial statements.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$17.84	$17.09	$9.50	$10.44	$11.68
Income (loss) from investment operations:
Net investment income (loss)	0.34 †	0.30 †	0.20	0.15	0.22
Net realized and unrealized gain (loss)	3.44	3.56	7.94	(0.80)	(1.11)
Total from investment operations	3.78	3.86	8.14	(0.65)	(0.89)
Less distributions to shareholders:
From net investment income	(0.44)	(0.54)	(0.20)	(0.29)	(0.35)
From net realized gains	(6.25)	(2.57)	(0.35)	—	(0.00	)(a)
Total distributions	(6.69)	(3.11)	(0.55)	(0.29)	(0.35)
Net asset value, end of period	$14.93	$17.84	$17.09	$9.50	$10.44
Total Return(b)	25.77%	24.45%	86.62%	(6.30)%	(7.57)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$986,602	$1,517,223	$1,592,464	$536,648	$253,612
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.01%	1.75%	1.60%	1.65%	2.02%
Portfolio turnover rate	49%	53%	46%	44%	34%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%	0.11%	0.13%	0.17%	0.22%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.07	$0.08	$0.04	$0.06	$0.05

(a)  The distribution from net realized gains was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the S&P/Citigroup Extended Market Index ("EMI") World ex-U.S. Index.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after the close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $122,109,730, collateralized by cash in the amount of $133,661,574, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. During the year ended February 28, 2006, the Fund incurred $11,701 in CPMF tax which is included in net realized gain (loss) in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $60,424,505 and $105,921,114, respectively and long-term capital gains – $328,590,124 and $157,945,046, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $31,984,898 and $91,719,713 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$866,739,100	$270,593,847	$(21,117,948)	$249,475,899

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and redemption in-kind transactions. Net gains resulting from in-kind transactions were $6,787,837. The financial highlights exclude these adjustments.

Distributions In Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$9,640,705	$(16,254,618)	$6,613,913

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.60% of the amount invested or redeemed. If the Manager determines that any portion of a cash

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $140,159 and $2,413,955 in purchase premiums and $4,555,078 and $5,063,202 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.60% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $12,711 and $7,029, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $546,070,996 and $1,247,188,184, respectively.

38

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 14.1% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2006, 1.7% of the Fund's shares were held by fourteen related parties comprised of certain GMO employee accounts, and 18.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,353,389	$39,930,302	35,119,471	$600,052,388
Shares issued to shareholders in reinvestment of distributions	26,493,616	380,866,673	14,064,629	234,243,805
Shares repurchased	(47,804,290)	(807,704,359)	(57,321,117)	(978,496,824)
Purchase premiums and redemption fees	—	4,695,237	—	7,477,157
Net increase (decrease)	(18,957,285)	$(382,212,147)	(8,137,017)	$(136,723,474)

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.75%	$1,000.00	$1,187.80	$4.07
2) Hypothetical		0.75%	$1,000.00	$1,021.08	$3.76

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

41

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $2,667,160 and recognized foreign source income of $31,262,781.

The Fund's distributions to shareholders include $328,590,124 from long-term capital gains.

For taxable, non-corporate shareholders, 39.52% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, of $1,432,506 and $29,033,658, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

42

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

43

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

44

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

45

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

46

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunity Overlay Fund returned +0.2% for the fiscal year ended February 28, 2006, as compared to +3.7% for the JPMorgan U.S. 3-Month Cash Index.

The Fund underperformed the benchmark during the fiscal year by 3.5%. The Fund is comprised of overlay strategies involving investments in derivative instruments (largely interest-rate swaps and exchange-traded futures). These derivative instruments are backed by a collateral pool consisting of investment-grade, short-duration fixed income instruments and mostly asset-backed securities. During the time period, the overlay strategies detracted 3.3%. In total, cash management detracted 0.2%.

The Fund's duration at fiscal year-end was 0.1 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO World Opportunity Overlay Fund and the JPMorgan U.S 3-Month Cash Index As of February 28, 2006

$5,300,000
$5,200,000
$5,100,000
$5,000,000
$4,900,000
Average Annual Total Returns
1 Year
Since Inception
11/22/04
0.24%
0.72%
$5,219,060
$5,046,000
11/22/04
$5,000,000
2004
2005
2006
GMO World Opportunity Overlay Fund
JPMorgan U.S. 3-Month Cash Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligation(s)	97.7%
Short-Term Investment(s)	2.0
Mutual Funds	1.8
Written Options	0.2
Put Options Purchased	0.0
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Futures	(0.2)
Swaps	(0.5)
Other	(1.0)
100.0%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	DEBT OBLIGATION(S) — 97.7%
	Asset-Backed Securities — 92.3%
	Auto Financing — 9.9%
7,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + .14%, 4.71%, due 05/20/10	7,024,066
4,000,000	Daimler Chrysler Auto Trust, Series 06-A, Class A1, 144A, 4.79%, due 03/08/07	4,000,000
7,000,000	Daimler Chrysler Master Owner Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 4.60%, due 01/15/09	6,994,400
5,750,000	Daimler Chrysler Master Owner Trust, Series 04-B, Class A, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 08/17/09	5,753,594
6,300,000	Ford Credit Auto Owner Trust, Series 06-A, Class A2B, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 09/15/08	6,278,344
10,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 05/15/10	9,989,402
3,482,950	Franklin Auto Trust, Series 05-1, Class A1, 4.50%, due 12/20/06	3,480,512
4,000,000	GE Dealer Floorplan Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 04/20/10	4,000,640
101,832	Honda Auto Receivables Owner Trust, Series 05-3, Class A1, 3.42%, due 06/19/06	101,679
1,506,219	Honda Auto Receivables Owner Trust, Series 05-6, Class A1, 4.51%, due 12/18/06	1,505,089
7,000,000	Nissan Master Owner Trust Receivables, Series 03-A, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 4.63%, due 09/15/08	6,995,800
8,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 4.60%, due 07/15/10	8,000,000
10,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 09/15/11	9,931,000
8,000,000	Superior Wholesale Inventory Financing Trust, Series 05, Class A, Variable Rate, 1 mo. LIBOR +.18%, 4.75%, due 06/15/10	7,979,200
8,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR +.27%, 4.84%, due 12/15/16	7,993,760
5,000,000	Wheels SPV, Llc, Series 05-B, Class A1, Variable Rate, 1 mo. LIBOR + .08%, 4.65%, due 06/10/10	4,998,700
73,785	World Omni Auto Receivables Trust, Series 05-B, Class A1, 3.83%, due 08/21/06	773,477

See accompanying notes to the financial statements.

2

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Auto Financing — continued
4,000,000	World Omni Auto Receivables Trust, Series 06-A, Class A1, 4.85%, due 03/15/07	4,000,000
		99,799,663
	Business Loans — 6.7%
4,387,845	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 4.95%, due 01/25/35	4,389,601
5,961,696	Bayview Commercial Asset Trust, Series 05-4A, Class A2, Variable Rate, 1 mo. LIBOR + .39%, 4.97%, due 01/25/36	5,958,118
1,550,751	Capitalsource Commercial Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 4.66%, due 03/22/10	1,549,511
9,000,000	CNH Wholesale Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 06/15/11	9,000,000
7,464,270	GE Business Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .07%, 4.64%, due 06/15/14	7,459,773
2,984,036	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 4.81%, due 11/15/33	2,987,766
77,112	GE Commercial Equipment Financing Llc, Series 05-1, Class A1, 3.42%, due 06/20/06	77,227
6,000,000	GE Commercial Equipment Financing Llc, Series 05-1, Class A3B, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 03/20/09	6,000,720
5,070,241	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 02/25/30	5,070,241
3,432,121	Lehman Brothers Small Balance Commercial, Series 05-2, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 09/25/30	3,433,193
3,069,223	Marlin Leasing Receivables Llc, Series 05-1A, Class A1, 144A, 4.05%, due 08/15/06	3,065,632
5,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 02/25/13	4,996,000
14,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR +.12%, 4.69%, due 05/13/10	14,000,000
		67,987,782
	CMBS — 2.4%
5,898,283	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	5,885,380

See accompanying notes to the financial statements.

3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	CMBS — continued
7,000,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 07/15/44	6,994,400
7,000,000	GE Capital Commercial Mortgage Corp, Series 05-C4, Class A2, 5.31%, due 11/10/45	7,005,469
4,123,638	Greenwich Capital Commercial Funding Corp., Series 05-FL3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .20%, 4.86%, due 10/05/20	4,124,926
		24,010,175
	CMBS Collateralized Debt Obligations — 0.7%
7,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 4.90%, due 08/26/30	7,000,000
	Credit Cards — 18.4%
10,000,000	Advanta Business Card Master Trust, Series 03-B, Class A, Variable Rate, 1 mo. LIBOR + .35%,, 4.92%, due 12/22/08	10,010,500
6,500,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 4.64%, due 04/20/11	6,502,080
2,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 4.63%, due 04/20/12	1,999,400
7,000,000	American Express Credit Account Master Trust, Series 01-7, Class A, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 02/16/09	7,003,641
5,000,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 4.57%, due 06/16/08	4,995,500
10,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 02/15/13	10,001,600
6,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 4.59%, due 12/15/10	5,999,400
5,760,000	Bank One Issuance Trust Series, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 02/15/11	5,775,972
1,000,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 06/15/11	1,001,400
3,000,000	Bank One Issuance Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 12/15/10	3,004,200
5,530,000	Capital One Mulit-Asset Execution Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .25%, 4.82%, due 05/16/11	5,560,242

See accompanying notes to the financial statements.

4

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Credit Cards — continued
5,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 4.90%, due 06/16/14	5,022,650
7,875,000	Chase Credit Card Master Trust, Series 03-3, Class A, Variable Rate, 1 mo. LIBOR +.11%, 4.68%, due 10/15/10	7,892,167
4,000,000	Citibank Credit Card Issuance Trust, Series 01-A1, Class A1, Variable Rate, 3 mo. LIBOR + .17%, 4.88%, due 02/07/10	4,010,975
7,400,000	Citibank Credit Card Issuance Trust, Series 03-A4, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 03/20/09	7,406,359
9,750,000	Discover Card Master Trust I, Series 03-2, Class A, Variable Rate, 1 mo. LIBOR + .13%, 4.70%, due 08/15/10	9,774,375
10,000,000	Discover Card Master Trust I, Series 04-2, Class A2, Variable Rate, 1 mo. LIBOR + .07%, 4.64%, due 05/15/12	10,011,300
4,000,000	Discover Card Master Trust I, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 09/16/10	4,001,094
7,500,000	First USA Credit Card Master Trust, Series 97-8, Class A, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 05/17/10	7,516,992
7,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 03/15/13	7,004,375
7,000,000	Gracechurch Card Funding Plc, Series 3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 4.68%, due 03/15/10	7,013,160
5,000,000	Gracechurch Card Funding Plc, Series 4, Class A, Variable Rate, 1 mo. LIBOR + .05%, 4.62%, due 06/15/08	5,000,700
7,000,000	Gracechurch Card Funding Plc, Series 8, Class A, Variable Rate, 1 mo. LIBOR + .01%, 4.58%, due 06/15/10	6,999,978
5,500,000	Household Private Label Credit Card Master Note Trust I, Series 02-2, Class A, Variable Rate, 1 mo. LIBOR + .17%, 4.74%, due 01/18/11	5,504,950
5,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 4.57%, due 12/15/10	5,000,000
7,500,000	MBNA Master Credit Card Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 4.72%, due 01/15/14	7,529,144
7,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 4.63%, due 09/15/11	7,010,565
4,400,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 03/15/13	4,409,238
7,000,000	World Financial Network Credit Card Master Trust, Series 04-A, Class B, Variable Rate, 1 mo. LIBOR + .10%, 4.67%, due 07/15/10	6,998,460
6,640,000	World Financial Network Credit Card Master Trust, Series 2003-A, Class A2, Variable Rate, 1 mo. LIBOR + .37%, 4.94%, due 05/15/12	6,684,612
		186,645,029

See accompanying notes to the financial statements.

5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Emerging Markets Collateralized Debt Obligations — 0.4%
4,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 4.75%, due 04/18/17	4,006,400
	Equipment Leases — 0.9%
7,000,000	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 06/15/12	7,001,050
1,851,867	GE Equipment Small Ticket Llc, Series 05-2A, Class A1, 144A, 4.56%, due 12/22/06	1,850,571
		8,851,621
	Insurance Premiums — 1.0%
7,000,000	AICCO Premium Finance Master Trust, Series 04-1A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 11/17/08	7,009,023
3,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 4.65%, due 04/15/10	2,998,200
		10,007,223
	Insured Auto Financing — 3.4%
5,000,000	Aesop Funding II Llc, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 04/20/10	4,967,500
7,000,000	Aesop Funding II Llc, Series 06-1, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 4.75%, due 03/20/12	6,997,550
6,000,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR +.08%, 4.65%, due 05/06/12	6,004,687
260,878	AmeriCredit Automobile Receivables Trust, Series 05-CF, Class A1, FSA, 3.84%, due 09/06/06	260,860
7,000,000	Capital One Auto Finance Trust, Series 05-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .05%, 4.62%, due 12/15/11	6,995,310
2,000,000	Hertz Vehicle Financing Llc, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 11/25/11	2,001,641
7,000,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 06/25/09	7,011,340
		34,238,888

See accompanying notes to the financial statements.

6

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Insured Credit Cards — 0.7%
7,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 4.69%, due 03/15/11	7,014,210
	Insured Residential Mortgage-Backed Securities (United States) — 1.1%
8,000,000	GMAC Mortgage Corp. Loan Trust, Series 05-HE3, Class A1, AMBAC, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 02/25/36	8,001,250
3,595,814	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 4.77%, due 11/25/35	3,595,814
		11,597,064
	Insured Time Share — 0.5%
5,185,991	Cendant Timeshare Receivables Funding Llc, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 4.75%, due 05/20/17	5,185,991
	Investment Grade Corporate Collateralized Debt Obligations — 3.5%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 5.31%, due 08/05/09	2,003,825
5,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 5.15%, due 12/20/09	5,009,668
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 5.25%, due 12/20/09	2,993,400
6,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.11%, due 08/05/09	6,007,500
3,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.02%, due 03/20/10	3,000,000
6,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 4.90%, due 12/20/10	6,007,500
3,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 4.95%, due 03/20/10	3,000,000
7,000,000	Salisbury International Investments Ltd., Series E, MTN, Variable Rate, 3 mo. LIBOR + .42%, 4.92%, due 06/22/10	6,968,500
		34,990,393

See accompanying notes to the financial statements.

7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Other — 0.8%
2,000,000	Ensec Home Finance Pool Ltd., Series 05-R1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 4.77%, due 05/15/14	2,001,502
6,500,000	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 4 mo. LIBOR + .25%, 4.79%, due 01/05/14	6,496,100
		8,497,602
	Rate Reduction Bonds — 1.7%
5,000,000	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	4,835,320
5,000,000	PG&E Energy Recovery Funding Llc, Series 05-1, Class A4, 4.37%, due 06/25/14	4,828,870
8,000,000	PSE&G Transition Funding Llc, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 4.79%, due 06/15/11	8,038,692
		17,702,882
	Residential Asset-Backed Securities (United States) — 23.8%
3,688,975	ACE Securities Corp, Series 05-SDI, Class A1, Variable Rate, 1 mo. LIBOR + .40%, 4.98%, due 11/25/50	3,693,328
7,000,000	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 4.79%, due 08/25/35	7,001,050
1,534,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 09/25/35	1,535,473
7,593,438	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 09/25/35	7,594,653
7,000,000	Aegis Asset Backed Securities Trust, Series 04-6, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 03/25/25	7,008,750
4,590,897	Aegis Asset Backed Securities Trust, Series 05-3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 08/25/35	4,591,077
3,000,000	Aegis Asset Backed Securities Trust, Series 05-5 , Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 4.76%, due 12/25/35	3,004,230
7,000,000	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 4.77%, due 03/25/36	7,000,000
6,500,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.11%, due 02/28/40	6,513,203
933,303	Bear Stearns Asset Backed Securities Inc, Series 04-HE4, Class A1, Variable Rate, 1 mo. LIBOR + .18%, 4.76%, due 06/25/31	933,359

See accompanying notes to the financial statements.

8

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1B, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 05/25/35	999,200
6,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1C, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 05/25/35	5,995,200
56,643	Centex Home Equity, Series 04-C, Class AV3, Variable Rate, 1 mo. LIBOR + .13%, 4.71%, due 11/25/28	56,644
1,600,000	Centex Home Equity, Series 05-A, Class AV2, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 07/25/34	1,600,000
1,200,000	Centex Home Equity, Series 05-A, Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 4.92%, due 01/25/35	1,201,500
8,000,000	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 06/25/35	8,010,000
1,120,735	Citifinancial Mortgage Securities, Inc., Series 04-1, Class AF1, Variable Rate, 1 mo. LIBOR + .09%, 4.67%, due 04/25/34	1,120,063
1,830,405	Citigroup Mortgage Loan Trust, Inc, Series 05-HE1, Class A3A, Variable Rate, 1 mo. LIBOR + .09%, 4.67%, due 05/25/35	1,829,307
4,737,621	Countrywide Asset-Backed Certificates, Series 04-14, Class A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 06/25/35	4,740,599
1,401,030	Countrywide Asset-Backed Certificates, Series 05-4, Class AF1, Variable Rate, 1 mo. LIBOR + .13%, 4.71%, due 10/25/35	1,401,043
550,988	Finance America Mortgage Loan Trust, Series 04-1, Class 2A1, Variable Rate, 1 mo. LIBOR + .17%, 4.75%, due 06/25/34	551,005
9,000,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FFH2, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 04/25/35	9,005,625
6,000,000	Fremont Home Loan Trust, Series 05-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 04/25/35	5,997,123
9,000,000	Fremont Home Loan Trust, Series 05-C, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 07/25/35	9,002,812
7,000,000	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 4.75%, due 12/25/35	7,005,469
7,000,000	Greenpoint Mortgage Funding Trust, Series 05-HE1, Class A2, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 09/25/34	7,000,000
3,000,000	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 07/25/30	3,002,813
10,500,000	GSAMP Trust, Series 05-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + 0.22%, 4.80%, due 06/25/35	10,495,342
3,624,781	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 4.88%, due 01/20/35	3,631,577

See accompanying notes to the financial statements.

9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
2,533,301	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 4.86%, due 01/20/35	2,536,764
302,643	Indy Mac Home Equity Loan Asset-Backed Trust, Series 04-C, Class 2A1, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 03/25/35	302,646
2,100,000	Master Asset Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 10/25/35	2,099,790
2,064,362	Master Asset Backed Securities Trust, Series 05-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 05/25/35	2,064,156
4,000,000	Master Asset Backed Securities Trust, Series 06-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .08%, 4.66%, due 01/25/36	4,000,000
7,500,000	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 4.73%, due 03/25/36	7,494,000
4,678,898	New Century Home Equity Loan Trust, Series 05-3, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 4.67%, due 07/25/35	4,680,541
4,500,000	Nomura Home Equity Loan, Inc., Series 05-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .22%, 4.80%, due 05/25/35	4,500,000
8,000,000	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 4.83%, due 08/25/35	8,000,000
2,143,487	Ownit Mortgage Loan Asset Backed Certificates, Series 05-2, Class A2A, Variable Rate, 1 mo. LIBOR + .11%, 4.69%, due 03/25/36	2,143,487
9,000,000	Park Place Securities, Inc, Series 05-WCW2, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 07/25/07	8,991,000
8,000,000	Park Place Securities, Inc, Series 05-WCWI, Class A3B, Variable Rate, 1 mo. LIBOR + .16%, 4.74%, due 09/25/35	7,997,500
8,000,000	People's Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 4.85%, due 08/25/35	8,010,000
7,000,000	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 4.84%, due 12/25/35	7,012,040
688,301	Quest Trust, Series 05-X1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .18%, 4.76%, due 03/25/35	687,957
3,500,298	RAAC, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 05/29/39	3,499,003
693,515	Residential Asset Mortgage Products, Inc, Series 04-RZ3, Class AII1, Variable Rate, 1 mo. LIBOR + .17%, 4.75%, due 06/25/24	693,515
4,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 04/25/35	4,003,125
7,000,000	Residential Asset Securities Corp, Series 04-KS12, Class AI2, Variable Rate, 1 mo. LIBOR + .23%, 4.81%, due 01/25/35	7,000,000

See accompanying notes to the financial statements.

10

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,927,042	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 4.87%, due 02/25/36	1,928,247
3,500,000	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 4.84%, due 10/25/35	3,506,020
1,138,619	Specialty Underwriting & Residential Finance, Series 05-BC2, Class A2A, Variable Rate, 1 mo. LIBOR + .10%, 4.68%, due 12/25/35	1,138,441
3,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 01/25/36	3,000,469
7,000,000	Structured Asset Securities Corp, Series 05-WF1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 4.78%, due 02/25/35	7,006,566
7,000,000	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 4.87%, due 11/25/35	7,010,941
		240,826,653
	Residential Mortgage-Backed Securities (Australian) — 3.6%
4,530,441	Australian Mortgage Securities II, G3 A1A, Variable Rate, 3 mo. LIBOR + .21%, 4.76%, due 01/10/35	4,540,318
5,354,610	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 4.90%, due 11/19/37	5,361,402
7,000,000	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 4.74%, due 07/20/38	7,000,000
6,560,972	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 4.58%, due 12/08/36	6,557,560
5,041,347	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 4.80%, due 05/10/36	5,040,238
4,446,599	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 4.61%, due 03/20/34	4,449,934
3,570,618	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 4.57%, due 03/23/36	3,568,797
		36,518,249
	Residential Mortgage-Backed Securities (European) — 5.6%
4,000,000	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.60%, due 10/11/41	3,998,687
3,428,570	Granite Master Issuer Plc, Series 05-1, Class A1, Variable Rate, 1 mo. LIBOR + .04%, 4.61%, due 12/20/19	3,428,560
5,000,000	Granite Master Issuer Plc, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 4.85%, due 12/20/54	5,002,344

See accompanying notes to the financial statements.

11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
6,191,710	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 4.64%, due 03/21/37	6,188,614
10,000,000	Leek Finance Plc, Series 16A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .16%, 4.46%, due 09/21/37	10,006,700
7,000,000	Paragon Mortgages Plc, Series 6A, Class A2A, 144A, Variable Rate, 3 mo. LIBOR + .35%, 4.84%, due 03/15/30	7,006,895
3,550,000	Permanent Financing Plc, Series 6, Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 4.57%, due 12/10/11	3,546,095
5,000,000	Permanent Financing Plc, Series 7, Class 2A, Variable Rate, 3 mo. LIBOR + .04%, 4.52%, due 09/10/14	5,000,000
6,000,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 4.55%, due 06/10/14	5,995,200
6,124,440	Residential Mortgage Securities, Series 20A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 4.79%, due 08/10/30	6,120,612
		56,293,707
	Student Loans — 7.2%
5,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 4.73%, due 04/25/16	5,006,500
2,000,000	College Loan Corp. Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 4.65%, due 01/25/14	1,999,400
3,529,659	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 4.54%, due 09/29/14	3,529,521
4,500,000	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 4.24%, due 09/27/21	4,497,930
4,365,881	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR +.04%, 4.54%, due 06/20/15	4,363,261
8,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .15%, 4.73%, due 02/25/26	7,985,200
7,000,000	Nelnet Educational Loan Funding Corp., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 4.90%, due 11/25/15	7,004,060
9,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 4.55%, due 06/22/17	9,000,000
5,000,000	SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 4.65%, due 07/25/16	4,992,861
5,998,593	SLM Student Loan Trust, Series 05-4, Class A1, Variable Rate, 3 mo. LIBOR +.01%, 4.63%, due 10/26/15	5,994,393

See accompanying notes to the financial statements.

12

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)		Description	Value ($)
		Student Loans — continued
	9,000,000	SLM Student Loan Trust, Series 05-6, Class A2, Variable Rate, 3 mo. LIBOR, 4.62%, due 07/25/16	8,997,188
	4,741,626	SLM Student Loan Trust, Series 05-7, Class A1, Variable Rate, 3 mo. LIBOR, 4.62%, due 01/25/18	4,675,954
	5,000,000	SLM Student Loan Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR - .02%, 4.61%, due 01/25/12	5,000,000
			73,046,268
		Total Asset-Backed Securities	934,219,800
		Corporate Debt — 0.5%
	5,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 4.67%, due 01/12/11	5,002,500
		U.S. Government — 4.9%
	24,366,800	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a)(b)	25,227,253
	25,000,000	U.S. Treasury Note, 2.50%, due 10/31/06 (b)	24,632,813
			49,860,066
		TOTAL DEBT OBLIGATION(S) (COST $990,578,389)	989,082,366
Principal Amount		Description	Value ($)
		CALL OPTIONS PURCHASED — 0.0%
		Options on Interest Rate Swaps — 0.0%
USD	71,000,000	Interest Rate Swaption, Expires 03/22/06, Strike 5.08%	386,472
		TOTAL CALL OPTIONS PURCHASED (COST $415,350)	386,472
		PUT OPTIONS PURCHASED — 0.0%
		Options on Interest Rate Swaps — 0.0%
USD	71,000,000	Interest Rate Swaption, Expires 03/22/06, Strike 5.08%	358,422
		TOTAL PUT OPTIONS PURCHASED (COST $415,350)	358,422

See accompanying notes to the financial statements.

13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($)/ Shares	Description	Value ($)
	MUTUAL FUNDS — 1.8%
17,954,476	Merrimac Cash Series, Premium Class	17,954,476
	TOTAL MUTUAL FUNDS (COST $17,954,476)	17,954,476
	SHORT-TERM INVESTMENT(S) — 2.0%
20,000,000	Federal Farm Credit Bank, 0.00% due 03/01/06 (c)	20,000,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $20,000,000)	20,000,000
	TOTAL INVESTMENTS — 101.5% (Cost $1,029,363,565)	1,027,781,736
	Other Assets and Liabilities (net) — (1.5%)	(15,504,346)
	TOTAL NET ASSETS — 100.0%	$1,012,277,390

See accompanying notes to the financial statements.

14

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward Currency Contracts

Settlement Date	Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/02/06	SEK	187,900	$23,746	$107

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
3,350	Eurodollar 90 Day	March 2007	$795,625,000	$(1,710,005)
Sales
99	U.S. Treasury Note 10 Yr.	June 2006	$10,682,719	$14,349

At February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Written Options

A summary of open written option contracts for the Fund at February 28, 2006, is as follows:

	Notional Amount	Expiration Date		Description	Premiums	Market Value
Call	$70,000,000	3/01/2006	USD	Interest Rate Swaption, Strike 5.09%	$476,000	$(135,915)
Call	71,000,000	3/15/2006	USD	Interest Rate Swaption, Strike 5.13%	450,850	(486,935)
Put	70,000,000	3/01/2006	USD	Interest Rate Swaption, Strike 5.09%	476,000	(39,597)
Put	71,000,000	3/15/2006	USD	Interest Rate Swaption, Strike 5.13%	450,850	(179,475)
Call	71,000,000	3/08/2006	USD	Interest Rate Swaption, Strike 5.10%	447,300	(306,601)
Put	71,000,000	3/08/2006	USD	Interest Rate Swaption, Strike 5.10%	447,300	(159,308)
					$2,748,300	$(1,307,831)

See accompanying notes to the financial statements.

15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements

Credit Default Swaps
Notional Amount	Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
13,000,000 USD	9/20/2010	Morgan Stanley	Receive	0.40%	Credit Swap	$20,404
		Capital Services Inc.			Eagle Creek CDO
7,000,000 USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	MS Synthetic 2006-1	(41,707)
5,000,000 USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA CDO	(79,053)
						$(100,356)
Interest Rate Swaps
Notional Amount	Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
51,000,000 USD	1/21/2008	Deutsche Bank AG	(Pay)	3.81%	3 month LIBOR	$1,185,204
391,000,000 CAD	4/4/2008	Deutsche Bank AG	Receive	4.11%	3 month Floating Canadian Dollar Offering Rate	(745,358)
339,600,000 USD	4/6/2008	JP Morgan Chase Bank	(Pay)	4.81%	3 month LIBOR	1,896,595
340,100,000 USD	5/3/2008	JP Morgan Chase Bank	(Pay)	4.99%	3 month LIBOR	763,060
281,100,000 EUR	5/3/2008	Deutsche Bank AG	Receive	3.25%	6 month EUR LIBOR	(200,753)
32,500,000 CAD	5/28/2008	JP Morgan Chase Bank	(Pay)	4.31%	3 month Floating Canadian Dollar Offering Rate	(33,444)
360,000,000 CAD	5/28/2008	Merrill Lynch Capital Services Inc.	(Pay)	4.31%	3 month Floating Canadian Dollar Offering Rate	(370,453)
291,500,000 EUR	6/2/2008	Deutsche Bank AG	Receive	3.32%	6 month EUR LIBOR	47,420
1,832,500,000 AUD	6/21/2008	Deutsche Bank AG	Receive	5.60%	3 month AUD BBSW	(857,485)
541,000,000 AUD	6/21/2008	JP Morgan Chase Bank	Receive	5.60%	3 month AUD BBSW	(354,198)
585,000,000 USD	6/21/2008	JP Morgan Chase Bank	Receive	4.80%	3 month LIBOR	(3,363,393)
1,450,000,000 SEK	6/21/2008	Deutsche Bank AG	(Pay)	3.10%	3 month SEK STIBOR	(296,143)
3,217,000,000 SEK	6/21/2008	JP Morgan Chase Bank	(Pay)	3.10%	3 month SEK STIBOR	(816,533)
254,000,000 CHF	6/21/2008	Citigroup	(Pay)	2.00%	6 month CHF LIBOR	356,830

See accompanying notes to the financial statements.

16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Notional Amount	Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
283,000,000 EUR	6/21/2008	Deutsche Bank AG	(Pay)	3.20%	6 month EUR LIBOR	$1,052,646
78,000,000 EUR	6/21/2008	JP Morgan Chase Bank	(Pay)	3.20%	6 month EUR LIBOR	152,005
583,000,000 GBP	6/21/2008	Deutsche Bank AG	Receive	4.60%	6 month GBP LIBOR	(2,084,736)
16,800,000,000 JPY	6/21/2008	Citigroup	(Pay)	0.55%	6 month JPY LIBOR	801,217
49,500,000,000 JPY	6/21/2008	JP Morgan Chase Bank	(Pay)	0.55%	6 month JPY LIBOR	2,346,252
200,600,000,000 JPY	6/21/2008	Merrill Lynch Capital Services Inc.	(Pay)	0.55%	6 month JPY LIBOR	9,657,794
225,000,000 USD	1/21/2010	Deutsche Bank AG	Receive	4.10%	3 month LIBOR	(7,740,035)
5,000,000 USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	188,201
150,000,000 USD	1/21/2013	Deutsche Bank AG	(Pay)	4.41%	3 month LIBOR	5,746,846
15,000,000 USD	2/8/2015	JP Morgan Chase Bank	(Pay)	4.47%	3 month LIBOR	676,747
21,000,000 EUR	2/22/2015	Deutsche Bank AG	Receive	3.69%	6 month EUR LIBOR	145,066
21,000,000 EUR	3/21/2015	UBS AG	Receive	3.78%	6 month EUR LIBOR	268,859
60,000,000 EUR	3/21/2015	UBS AG	(Pay)	4.84%	6 month EUR LIBOR	(2,421,724)
21,000,000 EUR	5/23/2015	JP Morgan Chase Bank	Receive	3.44%	6 month EUR LIBOR	(370,718)
35,800,000 GBP	3/15/2016	Citigroup	(Pay)	4.62%	6 month GBP LIBOR	(430,310)
7,280,000,000 JPY	3/20/2016	JP Morgan Chase Bank	Receive	1.67%	6 month JPY LIBOR	(856,968)
37,000,000 GBP	4/18/2016	Citigroup	(Pay)	4.33%	6 month GBP LIBOR	1,038,748
7,471,000,000 JPY	4/19/2016	JP Morgan Chase Bank	Receive	1.62%	6 month JPY LIBOR	(1,318,809)
38,300,000 GBP	5/17/2016	Deutsche Bank AG	(Pay)	4.47%	6 month GBP LIBOR	316,602
7,835,000,000 JPY	5/21/2016	JP Morgan Chase Bank	Receive	1.78%	6 month JPY LIBOR	(464,878)
141,000,000 USD	6/21/2016	JP Morgan Chase Bank	(Pay)	4.90%	3 month LIBOR	1,823,121
334,000,000 SEK	6/21/2016	Deutsche Bank AG	Receive	3.60%	3 month SEK STIBOR	(420,380)
742,000,000 SEK	6/21/2016	JP Morgan Chase Bank	Receive	3.60%	3 month SEK STIBOR	(688,305)
457,000,000 AUD	6/21/2016	Deutsche Bank AG	(Pay)	5.70%	6 month AUD BBSW	(13,149)
135,000,000 AUD	6/21/2016	JP Morgan Chase Bank	(Pay)	5.70%	6 month AUD BBSW	308,335
56,000,000 CHF	6/21/2016	Citigroup	Receive	2.50%	6 month CHF LIBOR	(469,846)
65,000,000 EUR	6/21/2016	Deutsche Bank AG	Receive	3.50%	6 month EUR LIBOR	(1,063,240)
18,000,000 EUR	6/21/2016	JP Morgan Chase Bank	Receive	3.50%	6 month EUR LIBOR	(44,573)
139,000,000 GBP	6/21/2016	Deutsche Bank AG	(Pay)	4.50%	6 month GBP LIBOR	1,857,376
3,600,000,000 JPY	6/21/2016	Citigroup	Receive	1.65%	6 month JPY LIBOR	(630,527)
10,500,000,000 JPY	6/21/2016	JP Morgan Chase Bank	Receive	1.65%	6 month JPY LIBOR	(1,782,857)
42,800,000,000 JPY	6/21/2016	Merrill Lynch	Receive	1.65%	6 month JPY LIBOR	(6,642,334)
60,000,000 EUR	2/22/2025	Deutsche Bank AG	(Pay)	4.70%	6 month EUR LIBOR	(1,873,484)
60,000,000 EUR	5/23/2025	JP Morgan Chase Bank	(Pay)	4.52%	6 month EUR LIBOR	(1,078,443)
						$(6,804,152)

See accompanying notes to the financial statements.

17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	3/1/2006	Citigroup	1 month	Return on Lehman	$(19,775)
				LIBOR	Brothers CMBS AAA
				– 0.025%
20,000,000	USD	3/31/2006	Citigroup	1 month LIBOR + 0.15%	Return on Lehman Brothers CMBS AAA	(42,176)
						$(61,951)

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(c)  Rate shown represents yield to maturity.

See accompanying notes to the financial statements.

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value (cost $1,029,363,565) (Note 2)	$1,027,781,736
Cash	152,413
Interest receivable	2,935,496
Unrealized appreciation on open forward currency contracts (Note 2)	107
Receivable for variation margin on open futures contracts (Note 2)	381,625
Interest receivable for open swap contracts	1,204,235
Receivable for open swap contracts (Note 2)	23,531,501
Receivable for expenses reimbursed by Manager (Note 3)	30,570
Receivable for option premiums	690,760
Total assets	1,056,708,443
Liabilities:
Payable for investments purchased	8,000,000
Written options outstanding, at value (premiums $2,748,300) (Note 2)	1,307,831
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	1,703
Interest payable for open swap contracts	83,366
Payable for open swap contracts (Note 2)	34,945,557
Accrued expenses	92,596
Total liabilities	44,431,053
Net assets	$1,012,277,390
Net assets consist of:
Net capital(1)	$1,021,080,758
Net unrealized depreciation	(8,803,368)
$1,012,277,390
Shares outstanding	40,125,390
Net asset value per share	$25.23
(1) Net capital includes net investment income (loss) and net realized gain (loss) on investments.

See accompanying notes to the financial statements.

20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest	$32,720,995
Total investment income	32,720,995
Expenses:
Custodian, fund accounting agent and transfer agent fees	123,508
Audit and tax fees	72,649
Legal fees	12,962
Trustees fees and related expenses (Note 3)	11,993
Miscellaneous	16,142
Total expenses	237,254
Fees and expenses reimbursed by Manager (Note 3)	(216,608)
Net expenses	20,646
Net investment income (loss)	32,700,349
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(28,768,060)
Closed futures contracts	1,153,548
Closed swap contracts	7,219,839
Written options	1,239,297
Foreign currency, forward contracts and foreign currency related transactions	38,345
Net realized gain (loss)	(19,117,031)
Change in net unrealized appreciation (depreciation) on:
Investments	(922,521)
Open futures contracts	(1,742,669)
Open swap contracts	(8,427,425)
Written options	1,440,469
Foreign currency, forward contracts and foreign currency related transactions	1,442
Net unrealized gain (loss)	(9,650,704)
Net realized and unrealized gain (loss)	(28,767,735)
Net increase (decrease) in net assets resulting from operations	$3,932,614

See accompanying notes to the financial statements.

21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Period from November 22, 2004 (commencement of operations) through February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$32,700,349	$3,173,280
Net realized gain (loss)	(19,117,031)	(351,840)
Change in net unrealized appreciation (depreciation)	(9,650,704)	847,336
Net increase (decrease) in net assets from operations	3,932,614	3,668,776
Net share transactions (Note 7):	426,066,000	578,610,000
Total increase (decrease) in net assets	429,998,614	582,278,776
Net assets:
Beginning of period	582,278,776	—
End of period	$1,012,277,390	$582,278,776

See accompanying notes to the financial statements.

22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2006		2005(a)
Net asset value, beginning of period	$25.17		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	0.96		0.15
Net realized and unrealized gain (loss)	(0.90)		0.02
Total from investment operations	0.06		0.17
Net asset value, end of period	$25.23		$25.17
Total Return(b)	0.24%		0.68	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,012,277		$582,279
Net expenses to average daily net assets	0.00	%(c)	0.01	%*
Net investment income to average daily net assets	3.84%		2.21	%*
Portfolio turnover rate	31%		8	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.06	%*

(a)  Period from November 22, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO World Opportunity Overlay Fund (the "Fund"), which commenced operations on November 22, 2004, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return relative to its benchmark. The Fund seeks to achieve its objective of outperforming its benchmark primarily through returns on the Fund's derivatives positions. The Fund's benchmark index is the J.P. Morgan U.S. 3-Month Cash Index.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value or exchange rate may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing

24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund. As of February 28, 2006, the total value of these securities represented 31.8% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See the Schedule of Investments for open written options contracts entered into by the Fund as of February 28, 2006.

26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Written options

For the year ended February 28, 2006, the Fund's investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	2,214,000,000	16,599,250	2,214,000,000	16,599,250
Options exercised	(1,262,000,000)	(9,528,800)	(740,000,000)	(5,696,300)
Options expired	(740,000,000)	(5,696,300)	(1,262,000,000)	(9,528,800)
Options sold	—	—	—	—
Outstanding, end of period	$212,000,000	$1,374,150	$212,000,000	$1,374,150

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is

27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. As of February 28, 2006, the Fund did not enter into any loan agreements.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial

28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a

29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements. A more detailed discussion of the tax consequences of owning an interest in the Fund is included in the Fund's Private Placement Memorandum.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,029,363,565	$267,301	$(1,849,130)	$(1,581,829)

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, effective until at least June 30, 2007, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund's portion of the fees paid by the Trust to the CCO and independent Trustees during the year ended February 28, 2006 was $5,990 and $5,837, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$—
Investments (non-U.S. Government securities)	913,265,857	231,965,451

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

6.  Principal shareholders

As of February 28, 2006, 73.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Both of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 100% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Period from November 22, 2004 (commencement of operations) through February 28, 2005
	Shares	Amount	Shares	Amount
Shares sold	21,368,341	$535,516,000	23,385,215	$584,910,000
Shares repurchased	(4,377,470)	(109,450,000)	(250,696)	(6,300,000)
Net increase (decrease)	16,990,871	$426,066,000	23,134,519	$578,610,000

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.00%	$1,000.00	$1,014.10	$0.00	**
2) Hypothetical	0.00%	$1,000.00	$1,024.79	$0.00	**

*  Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

**  Net expenses incurred are less than $0.01.

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Acting Dean (since 2005) , Senior Associate Dean (1998 – 2005) , and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present) ; Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Equity Fund returned +28.4% for the fiscal year ended February 28, 2006, as compared to +31.0% for the MSCI EAFE Index (Hedged) benchmark. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was substantially exposed to international equity securities through its investment in underlying GMO mutual funds.

The Fund's exposure to international equities comes indirectly through investments in the GMO International Intrinsic Value Fund and the GMO International Growth Equity Fund. The Fund also holds currency hedges in addition to the shares of those funds, which make predominantly unhedged investments.

Currency hedging had a strong positive impact on our international equity investing. The U.S. dollar rose strongly against most foreign currencies, but hedging protected the Fund's return. In U.S. dollar terms the unhedged MSCI EAFE Index returned +17.4% during the period, nearly 14% lower than the hedged benchmark.

The Fund is fairly evenly allocated between the GMO International Intrinsic Value Fund (the Fund was invested in Class IV shares), which returned +18.3%, and the GMO International Growth Equity Fund, which returned +15.6% during the period. Each of the underlying funds underperformed their respective international style benchmarks, hurting the return of the GMO Currency Hedged International Equity Fund, but the currency hedging helped significantly.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged) As of February 28, 2006

$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
2/29/96
$5,000,000
$13,497,715
$10,484,745
$9,268,210
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Currency Hedged International Equity Fund
MSCI EAFE Index (Hedged)
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	28.42%	8.15%	10.44%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.6%
Short-Term Investment(s)	9.1
Preferred Stocks	0.5
Futures	0.1
Forward Currency Contracts	(0.8)
Other	(2.5)
100.0%
Country Summary**	% of Investments
Japan	27.4%
United Kingdom	21.8
France	8.8
Netherlands	6.2
Germany	5.9
Canada	4.1
Italy	4.0
Switzerland	3.6
Australia	3.5
Finland	3.2
Spain	2.3
Belgium	1.8
Norway	1.4
Hong Kong	1.2
Sweden	1.2
Austria	1.1
Ireland	0.9
Singapore	0.8
Denmark	0.7
Greece	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.6%
	United States — 98.6%
	Affiliated Issuer(s)
11,812,928	GMO International Growth Equity Fund, Class III	353,206,539
11,224,932	GMO International Intrinsic Value Fund, Class IV	365,708,285
		718,914,824
	TOTAL MUTUAL FUNDS (COST $617,098,281)	718,914,824
	COMMON STOCKS — 0.0%
	China — 0.0%
796	China Digicontent Co Ltd * (a) (b)	1
	United Kingdom — 0.0%
19,018	British Energy Plc (Deferred Shares) * (a) (b)	—
	TOTAL COMMON STOCKS (COST $19)	1
	SHORT-TERM INVESTMENT(S) — 1.7%
12,000,000	Bank of Montreal Time Deposit, 4.64%, due 03/01/06	12,000,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $12,000,000)	12,000,000
	TOTAL INVESTMENTS — 100.3% (Cost $629,098,300)	730,914,825
	Other Assets and Liabilities (net) — (0.3%)	(2,100,436)
	TOTAL NET ASSETS — 100.0%	$728,814,389

See accompanying notes to the financial statements.

2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/26/06	CAD	2,369,200	$2,089,552	$26,028
5/26/06	NZD	4,533,220	2,983,516	(23,287)
5/26/06	SGD	17,103,580	10,574,138	67,102
				$69,843
Sales
5/26/06	AUD	43,842,753	$32,496,468	$(238,317)
5/26/06	CHF	29,657,013	22,804,477	5,984
5/26/06	DKK	231,740,660	37,205,849	(49,116)
5/26/06	EUR	164,162,162	196,704,301	(214,772)
5/26/06	GBP	85,811,351	150,639,324	(1,343,926)
5/26/06	HKD	76,246,301	9,841,301	(912)
5/26/06	JPY	22,701,823,030	198,350,471	(4,252,426)
5/26/06	NOK	55,909,864	8,330,633	(23,290)
5/26/06	SEK	130,010,469	16,537,160	94,387
				$(6,022,388)

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

As of February 28, 2006, 89.8% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar

CAD - Canadian Dollar	JPY - Japanese Yen

CHF - Swiss Franc	NOK - Norwegian Krone

DKK - Danish Krone	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	SGD - Singapore Dollar

See accompanying notes to the financial statements.

3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $12,000,019) (Note 2)	$12,000,001
Investments in affiliated issuers, at value (cost $617,098,281) (Notes 2 and 8)	718,914,824
Cash	95,773
Foreign currency, at value (cost $43,018) (Note 2)	43,218
Receivable for Fund shares sold	3,804,000
Interest receivable	1,507
Unrealized appreciation on open forward currency contracts (Note 2)	193,501
Receivable for expenses reimbursed by Manager (Note 3)	368,003
Total assets	735,420,827
Liabilities:
Payable to affiliate for (Note 3):
Management fee	299,039
Shareholder service fee	83,070
Trustees and Chief Compliance Officer fees	1,025
Unrealized depreciation on open forward currency contracts (Note 2)	6,146,046
Accrued expenses	77,258
Total liabilities	6,606,438
Net assets	$728,814,389
Net assets consist of:
Paid-in capital	$600,726,568
Accumulated undistributed net investment income	15,211,254
Accumulated net realized gain	17,012,387
Net unrealized appreciation	95,864,180
$728,814,389
Net assets attributable to:
Class III shares	$728,814,389
Shares outstanding:
Class III	80,374,716
Net asset value per share:
Class III	$9.07

See accompanying notes to the financial statements.

4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$5,334,297
Interest	454,265
Total investment income	5,788,562
Expenses:
Management fee (Note 3)	3,581,769
Shareholder service fee – Class III (Note 3)	994,936
Custodian and fund accounting agent fees	86,481
Transfer agent fees	27,949
Audit and tax fees	50,514
Legal fees	10,958
Trustees fees and related expenses (Note 3)	11,789
Registration fees	16,673
Miscellaneous	11,870
Total expenses	4,792,939
Fees and expenses reimbursed by Manager (Note 3)	(197,955)
Indirectly incurred fees waived or borne by Manager (Note 3)	(3,458,077)
Shareholder service fee waived – Class III (Note 3)	(774,872)
Net expenses	362,035
Net investment income (loss)	5,426,527
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	64,424,363
Realized gains distributions from affiliated issuers (Note 8)	31,367,730
Foreign currency, forward contracts and foreign currency related transactions	57,687,445
Net realized gain (loss)	153,479,538
Change in net unrealized appreciation (depreciation) on:
Investments	7,694,199
Foreign currency, forward contracts and foreign currency related transactions	2,733,123
Net unrealized gain (loss)	10,427,322
Net realized and unrealized gain (loss)	163,906,860
Net increase (decrease) in net assets resulting from operations	$169,333,387

See accompanying notes to the financial statements.

5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,426,527	$8,376,827
Net realized gain (loss)	153,479,538	(20,210,427)
Change in net unrealized appreciation (depreciation)	10,427,322	65,699,602
Net increase (decrease) in net assets from operations	169,333,387	53,866,002
Distributions to shareholders from:
Net investment income
Class III	(52,100,981)	—
Net realized gains
Class III	(66,360,906)	—
	(118,461,887)	—
Net share transactions (Note 7):
Class III	97,037,616	366,453,256
Total increase (decrease) in net assets	147,909,116	420,319,258
Net assets:
Beginning of period	580,905,273	160,586,015
End of period (including accumulated undistributed net investment income of $15,211,254 and accumulated undistributed net investment loss of $9,175,548, repectively)	$728,814,389	$580,905,273

See accompanying notes to the financial statements.

6

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006		2005	2004	2003	2002
Net asset value, beginning of period	$8.38		$7.33	$5.54	$7.14	$9.25
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.07		0.21	0.20	0.22	0.46
Net realized and unrealized gain (loss)	2.17		0.84	1.59	(1.55)	(1.00)
Total from investment operations	2.24		1.05	1.79	(1.33)	(0.54)
Less distributions to shareholders:
From net investment income	(0.71	)(d)	—	—	(0.27)	(1.53)
From net realized gains	(0.84)		—	—	—	(0.04)
Total distributions	(1.55)		—	—	(0.27)	(1.57)
Net asset value, end of period	$9.07		$8.38	$7.33	$5.54	$7.14
Total Return(b)	28.42%		14.32%	32.31%	(19.53)%	(5.38)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$728,814		$580,905	$160,586	$28,923	$37,581
Net expenses to average daily net assets(c)	0.05%		0.04%	0.04%	0.06%	0.31%
Net investment income to average daily net assets(a)	0.82%		2.64%	2.98%	3.32%	5.33%
Portfolio turnover rate	36%		3%	5%	90%	120%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.67%		0.71%	0.87%	1.32%	0.79%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  On July 3, 2001, the Fund began to invest a substantial portion of its assets in other funds of GMO Trust and revised its reimbursement policy. Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(d)  Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in other fund(s) of the Trust ("underlying fund(s)"), including GMO International Intrinsic Value Fund and GMO International Growth Equity Fund, and through management of the Fund's foreign currency positions. The Fund's benchmark is the MSCI EAFE Index (Europe, Australasia, Far East) (Hedged).

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of underlying fund(s) and other mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do

8

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver

9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.

10

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Securities Lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $52,100,981 and $0, respectively and long-term capital gains – $66,360,906 and $0, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $9,241,829 and $18,956,639 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions and capital loss carryforwards.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $261,972 and $1,682,281 expiring in 2010 and 2011, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$629,098,300	$101,816,543	$(18)	$101,816,525

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$71,061,256	$(71,061,256)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. As described in Note 1, the Fund invests in certain underlying fund(s). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying fund(s).

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through its investment in the underlying fund(s), exceed 0.54% of the Fund's average daily net assets. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.54% of the Fund's average daily net assets, and because the amount of fees and expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) incurred indirectly by the Fund through its investment in the underlying fund(s) may exceed 0.54% of the Fund's average daily net assets.

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.525%	0.117%	0.642%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $7,508 and $4,172, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $299,202,024 and $231,399,999, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006, were $293,867,301 and $293,867,301, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related party

As of February 28, 2006, 50.0% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, less than 0.1% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 99.9% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	23,875,120	$209,368,988	49,419,111	$381,261,853
Shares issued to shareholders in reinvestment of distributions	13,307,037	115,516,716	—	—
Shares repurchased	(26,162,473)	(227,848,088)	(1,958,952)	(14,808,597)
Net increase (decrease)	11,019,684	$97,037,616	47,460,159	$366,453,256

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO International Growth Fund, Class III	$289,439,426	$83,177,203	$392,067,300	$784,065	$5,893,138	$—
GMO International Growth Equity Fund, Class III	—	356,490,350	17,500,000	411,785	9,711,265	353,206,539
GMO International Intrinsic Value Fund, Class IV	289,554,810	153,401,772	115,700,000	4,138,447	15,763,327	365,708,285
Totals	$578,994,236	$593,069,325	$525,267,300	$5,334,297	$31,367,730	$718,914,824

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

17

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.70%	$1,000.00	$1,157.00	$3.74
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $66,360,906 from long-term capital gains.

For taxable, non-corporate shareholders, 24.37% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 $5,814,469 or if determined to be different, the qualified interest income of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee[3].

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Bond Fund returned -6.8% for the fiscal year ended February 28, 2006, as compared to -6.8% for the JPMorgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

Interest rate strategy underperformance offset value added from currency selection, emerging debt exposure, and cash management.

Global bond yields fell across the board during the first half of 2005, although they began heading higher in the third quarter of 2005 and carrying into the New Year. Major, sustained bond market positions included overweights in Sweden and Canada and underweights in the U.K. and Switzerland. The Fund had been overweight Australia early in 2005 and moved to an underweight position later in the year. U.S., Canada, Australia, and Euro-area positions were the largest positive contributors. Underweights in the U.K. and Switzerland and a recent overweight in Japan detracted from performance.

The U.S. dollar gained versus most currencies in 2005, began weakening in December, then stabilized in February. For much of 2005 the Fund had been overweight relatively higher yielding currencies like Australian dollars, New Zealand dollars, and British sterling and underweight lower yielding currencies such as Japanese yen and euro. In general, the underweights added value, while the overweights did not.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO International Bond Fund Class III Shares and the JPMorgan Non-U.S. Government Bond Index As of February 28, 2006

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
-6.83%
9.09%
6.61%
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2/29/96
$5,000,000
$9,482,005
$8,025,685
GMO International Bond Fund
JPMorgan Non-U.S. Government Bond Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	95.5%
Short-Term Investment(s)	3.1
Mutual Fund	1.2
Call Options Purchased	0.5
Swaps	0.5
Loan Assignments	0.2
Loan Participations	0.2
Forward Start Options	0.0
Promissory Notes	0.0
Put Options Purchased	0.0
Rights and Warrants	0.0
Written Options	(0.1)
Forward Currency Contracts	(0.1)
Futures	(0.3)
Reverse Repurchase Agreements	(0.5)
Other	(0.2)
100.0%
Country/Region Summary**	% of Investments
Euro Region***	57.4%
Japan	43.0
Sweden	19.4
Canada	18.8
Denmark	0.4
Switzerland	(7.8)
United Kingdom	(8.0)
United States	(10.2)
Australia	(13.0)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

1

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value / Principal Amount		Description	Value ($)
		DEBT OBLIGATION(S) — 5.9%
		Australia — 0.2%
		Asset-Backed Securities
USD	814,426	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 4.69%, due 12/21/33	816,161
		Canada — 1.8%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	1,869,717
CAD	2,000,000	Province of British Columbia, 7.88%, due 11/30/23	2,438,330
GBP	1,500,000	Province of Quebec, 8.63%, due 11/04/11	3,117,702
		Total Canada	7,425,749
		United Kingdom — 0.9%
		Asset-Backed Securities
GBP	941,989	RMAC, Series 03-NS1X Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .45%, 5.09%, due 06/12/35	1,658,126
GBP	1,282,639	RMAC, Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .40%, 5.04%, due 09/12/35	2,255,051
		Total United Kingdom	3,913,177
		United States — 3.0%
		U.S. Government
USD	7,310,040	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (b) (c)	7,568,176
USD	5,000,000	U.S. Treasury Note, 4.00%, due 09/30/07 (a)	4,944,531
		Total United States	12,512,707
		TOTAL DEBT OBLIGATION(S) (COST $22,565,506)	24,667,794
		CALL OPTIONS PURCHASED — 0.3%
		Currency Options — 0.3%
	23,100,000	AUD Call/USD Put, Expires 06/07/06, Strike 0.744	268,819

See accompanying notes to the financial statements.

2

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Principal Amount / Shares / Par Value ($)	Description	Value ($)
	Currency Options — continued
2,600,000,000	JPY Call/USD Put, Expires 4/18/06, Strike 118.50	700,700
2,600,000,000	JPY Call/USD Put, Expires 4/4/06, Strike 116.3	354,874
		1,324,393
	TOTAL CALL OPTIONS PURCHASED (COST $1,289,463)	1,324,393
	FORWARD START OPTIONS — 0.0%
	Currency Options — 0.0%
3,240,000,000	JPY Put/USD Call, Expires 09/18/06, Strike TBD	12,506
	TOTAL FORWARD START OPTIONS (COST $0)	12,506
	MUTUAL FUNDS — 93.3%
1,147,488	GMO Emerging Country Debt Fund, Class III (d)	12,966,615
11,541,722	GMO Short-Duration Collateral Fund (d)	295,468,092
37,466	GMO Special Purpose Holding Fund (d)	308,345
3,338,659	GMO World Opportunity Overlay Fund (d)	84,234,362
1,360,202	Merrimac Cash Series, Premium Class (e)	1,360,202
	TOTAL MUTUAL FUNDS (COST $390,812,511)	394,337,616
	SHORT-TERM INVESTMENT(S) — 0.7%
106,908	American Beacon Money Market Select Fund (e)	106,908
347,450	BGI Institutional Money Market Fund (e)	347,450
160,362	Fortis Bank Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.53%, due 03/23/06 (e)	160,362
534,539	Goldman Sachs Group Inc. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $534,539 and an effective yield of 4.60%, collateralized by various corporate debt obligations with an aggregate market value of $545,229. (e)	534,539

See accompanying notes to the financial statements.

3

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — continued
481,085	Merrill Lynch & Co. Tri Party Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $481,085 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $493,527. (e)	481,085
389,808	Morgan Stanley & Co. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $389,808 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $397,607. (e)	389,808
320,723	National Australia Bank Eurodollar Overnight Time Deposit, 4.56%, due 03/01/06 (e)	320,723
213,815	Rabobank Nederland Eurodollar Overnight Time Deposit, 4.52%, due 03/01/06 (e)	213,815
160,362	Royal Bank of Scotland Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.55%, due 03/31/06 (e)	160,362
328,628	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 4.57%, due 03/01/06 (e)	328,628
	TOTAL SHORT-TERM INVESTMENT(S) (COST $3,043,680)	3,043,680
	TOTAL INVESTMENTS — 100.2% (Cost $417,711,160)	423,385,989
	Other Assets and Liabilities (net) — (0.2%)	(858,117)
	TOTAL NET ASSETS — 100.0%	$422,527,872

See accompanying notes to the financial statements.

4

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
690	Canadian Government Bond 10 Yr.	June 2006	$68,468,740	$(93,694)
357	Euro BOBL	March 2006	47,720,252	(281,763)
638	Euro Bund	March 2006	91,563,794	(348,214)
85	Japanese Government Bond 10 Yr. (TSE)	March 2006	99,858,754	(816,470)
				$(1,540,141)
Sales
244	Australian Government Bond 10 Yr.	March 2006	$19,098,830	$104,539
481	Australian Government Bond 3 Yr.	March 2006	36,438,955	65,432
147	U.S. Long Bond	June 2006	16,624,781	18,204
79	U.S. Treasury Note 10 Yr.	June 2006	8,524,594	8,614
448	U.S. Treasury Note 5 Yr. (CBT)	June 2006	47,124,000	(85,068)
265	UK Gilt Long Bond	June 2006	52,717,107	222,327
				$334,048

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
3/21/06	AUD	80,800,000	$59,966,167	$(250,292)
3/28/06	CAD	2,000,000	1,760,982	47,920
4/18/06	CHF	23,900,000	18,303,246	(180,899)
4/25/06	EUR	170,600,000	203,998,488	(532,828)
4/11/06	GBP	19,800,000	34,738,553	88,836
3/07/06	JPY	19,670,000,000	170,035,579	(21,917)
5/02/06	NZD	35,100,000	23,142,132	78,088
				$(771,092)
Sales
3/21/06	AUD	62,900,000	$46,681,583	$474,900
3/28/06	CAD	13,300,000	11,710,531	(98,534)
4/18/06	CHF	32,200,000	24,659,603	106,739
4/25/06	EUR	33,600,000	40,177,897	(92,229)
3/07/06	JPY	10,480,000,000	90,593,435	1,004,321
				$1,395,197

Forward Cross Currency Contracts

Settlement Date	Deliver/ Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
3/14/06	EUR	27,000,000	NOK	214,253,100	$(433,977)
4/04/06	EUR	24,500,000	SEK	226,428,020	(578,133)
4/04/06	SEK	280,469,430	EUR	30,000,000	301,209
3/14/06	NOK	114,199,645	EUR	14,200,000	3,057
					$(707,844)

See accompanying notes to the financial statements.

6

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
87,000,000	SEK	3/17/2008	JP Morgan
			Chase Bank	Receive	2.90%	3 Month SEK STIBOR	$7,968
87,000,000	SEK	3/15/2011	Citigroup	Receive	3.40%	3 Month SEK STIBOR	2,416
30,000,000	SEK	3/15/2011	Deutsche Bank AG	Receive	3.40%	3 Month SEK STIBOR	833
10,000,000	SEK	3/15/2011	JP Morgan Chase Bank	Receive	3.40%	3 Month SEK STIBOR	278
22,000,000	CHF	3/15/2011	Deutsche Bank AG	(Pay)	2.25%	6 Month CHF LIBOR	13,241
116,000,000	SEK	3/15/2013	Deutsche Bank AG	Receive	3.50%	3 Month SEK STIBOR	(32,354)
25,000,000	SEK	3/15/2013	JP Morgan Chase Bank	Receive	3.50%	3 Month SEK STIBOR	(6,973)
10,000,000	CHF	3/15/2013	JP Morgan Chase Bank	(Pay)	2.40%	6 Month CHF LIBOR	(420)
82,000,000	SEK	3/15/2016	Deutsche Bank AG	Receive	3.75%	3 Month SEK STIBOR	79,579
65,000,000	SEK	3/15/2016	JP Morgan Chase Bank	Receive	3.75%	3 Month SEK STIBOR	63,081
12,900,000	CHF	3/15/2016	Deutsche Bank AG	(Pay)	2.50%	6 Month CHF LIBOR	32,103
5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 Month Floating Rate EUR LIBOR	1,870,341
							$2,030,093

See accompanying notes to the financial statements.

7

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
112,000,000	USD	7/21/2006	JP Morgan Chase	1 month LIBOR	Return on JP Morgan Non-
			Bank	– 0.01%	U.S. Hedged Traded Total
Return Government
					Bond Index	$(304,879)
33,000,000	USD	7/21/2006	JP Morgan Chase	1 month LIBOR	Return on JP Morgan Non-
			Bank		U.S. Hedged Traded
Total Return Government
					Bond Index	(89,895)
$(394,774)

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security.

*  Non-income producing security.

(a)  Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(c)  All or a portion of this security is out on loan (Note 2).

(d)  Affiliated issuer (Note 8).

(e)  All or a portion of this security represents investment of security lending collateral (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.

8

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value, including securities on loan of $3,035,942 (cost $28,258,851) (Note 2)	$30,408,575
Investments in affiliated issuers, at value (cost $389,452,309) (Notes 2 and 8)	392,977,414
Receivable for Fund shares sold	35,000
Interest receivable	363,014
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	2,105,070
Receivable for variation margin on open futures contracts (Note 2)	379,338
Receivable for open swap contracts (Note 2)	2,069,840
Periodic payments from open swap agreements (Note 2)	240,111
Receivable for expenses reimbursed by Manager (Note 3)	23,759
Total assets	428,602,121
Liabilities:
Foreign cash due to custodian (cost $81,500)	80,515
Collateral on securities loaned (Note 2)	3,150,588
Payable for Fund shares repurchased	4,500
Payable to affiliate for (Note 3):
Management fee	82,014
Shareholder service fee	49,209
Trustees and Chief Compliance Officer fees	553
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	2,188,809
Payable for open swap contracts (Note 2)	434,521
Accrued expenses	83,540
Total liabilities	6,074,249
Net assets	$422,527,872
Net assets consist of:
Paid-in capital	$433,460,827
Distributions in excess of net investment income	(5,102,178)
Accumulated net realized loss	(11,788,263)
Net unrealized appreciation	5,957,486
$422,527,872
Net assets attributable to:
Class III shares	$422,527,872
Shares outstanding:
Class III	44,162,688
Net asset value per share:
Class III	$9.57

See accompanying notes to the financial statements.

9

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest (including securities lending income of $360)	$1,621,961
Dividends from affiliated issuers (Note 8)	9,846,899
Total investment income	11,468,860
Expenses:
Management fee (Note 3)	1,139,421
Shareholder service fee – Class III (Note 3)	683,653
Custodian, fund accounting agent and transfer agent fees	192,080
Audit and tax fees	55,233
Legal fees	9,039
Trustees fees and related expenses (Note 3)	8,146
Registration fees	9,071
Miscellaneous	8,285
Total expenses	2,104,928
Fees and expenses reimbursed by Manager (Note 3)	(267,717)
Indirectly incurred fees waived or borne by Manager (Note 3)	(58,372)
Shareholder service fee waived – Class III (Note 3)	(21,306)
Net expenses	1,757,533
Net investment income (loss)	9,711,327
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,961,895)
Investments in affiliated issuers	2,228,944
Realized gains distributions from affiliated issuers (Note 8)	996,811
Closed futures contracts	6,760,844
Closed swap contracts	774,271
Foreign currency, forward contracts and foreign currency related transactions	(40,301,789)
Net realized gain (loss)	(33,502,814)
Change in net unrealized appreciation (depreciation) on:
Investments	(2,344,491)
Open futures contracts	(41,945)
Open swap contracts	(387,589)
Foreign currency, forward contracts and foreign currency related transactions	(4,834,295)
Net unrealized gain (loss)	(7,608,320)
Net realized and unrealized gain (loss)	(41,111,134)
Net increase (decrease) in net assets resulting from operations	$(31,399,807)

See accompanying notes to the financial statements.

10

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$9,711,327	$5,508,928
Net realized gain (loss)	(33,502,814)	31,679,192
Change in net unrealized appreciation (depreciation)	(7,608,320)	2,505,047
Net increase (decrease) in net assets from operations	(31,399,807)	39,693,167
Distributions to shareholders from:
Net investment income
Class III	(14,894,446)	(31,212,330)
Net realized gains
Class III	(287,353)	(1,835,152)
	(15,181,799)	(33,047,482)
Net share transactions (Note 7):
Class III	30,744,414	160,704,821
Increase (decrease) in net assets resulting from net share transactions	30,744,414	160,704,821
Total increase (decrease) in net assets	(15,837,192)	167,350,506
Net assets:
Beginning of period	438,365,064	271,014,558
End of period (including distributions in excess of net investment income of $5,102,178 and accumulated undistributed net investment income of $9,101,507, respectively)	$422,527,872	$438,365,064

See accompanying notes to the financial statements.

11

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.61	$10.38	$9.94	$9.05	$9.44
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.21	0.17	0.20	0.20	0.44
Net realized and unrealized gain (loss)	(0.93)	1.02	1.94	2.00	(0.80)
Total from investment operations	(0.72)	1.19	2.14	2.20	(0.36)
Less distributions to shareholders:
From net investment income	(0.31)	(0.91)	(0.71)	(1.31)	(0.03)
From net realized gains	(0.01)	(0.05)	(0.99)	—	—
Total distributions	(0.32)	(0.96)	(1.70)	(1.31)	(0.03)
Net asset value, end of period	$9.57	$10.61	$10.38	$9.94	$9.05
Total Return(b)	(6.83)%	11.81%	23.17%	25.17%	(3.80)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$422,528	$438,365	$271,015	$122,521	$135,048
Net expenses to average daily net assets(c)	0.39%	0.39%	0.39%	0.38%	0.38%
Net investment income to average daily net assets(a)	2.13%	1.65%	1.98%	1.96%	4.73%
Portfolio turnover rate	36%	51%	26%	40%	36%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%	0.09%	0.12%	0.11%	0.11%

(a)  Net investment income is affected by the timing of the declaration of the dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

12

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment in foreign bond and currency markets, primarily by investing in other fund(s) of the Trust "(underlying fund(s)"), including GMO Short-Duration Collateral Fund, GMO World Opportunity Overlay Fund and GMO Emerging Country Debt Fund and "synthetic" bonds (created by the Manager by combining a futures contract, swap contract, or option, on a fixed income security with cash, a cash equivalent, or another fixed income security). The Fund's benchmark is the JPMorgan Non-U.S. Government Bond Index.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's

13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund, or underlying fund(s) in which it invests, are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. As of February 28, 2006, the total value of these securities represented 28.6% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $233,673 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $1,300,783 (approximately $0.03 per share as of April 18, 2006) in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2006, the Fund did not enter into any reverse repurchase agreements.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $3,035,942 collateralized by cash in the amount of $3,150,588, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $14,894,446 and $32,298,440, respectively and long-term capital gains – $287,353 and $749,042, respectively.

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital losses of $21,531,334.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$413,211,271	$10,453,473	$(278,755)	$10,174,718

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains due to foreign currency transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(9,020,566)	$17,324,937	$(8,304,371)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Fund may invest in Class III shares of GMO Emerging Country Debt Fund ("ECDF"). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in ECDF. The Fund does not incur any indirect shareholder service fees as a result of the Fund's investment in GMO Short-Duration Collateral Fund ("SDCF"), GMO Special Purpose Holding Fund ("SPHF") and GMO World Opportunity Overlay Fund ("Overlay Fund").

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total direct annual operating expenses plus the amount of indirect fees and operating expenses incurred through its investment in underlying fund(s) exceed 0.25% of the average daily net assets, with such indirect expenses subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets. For purposes of this calculation, the Fund's total direct annual operating expenses excludes shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees) ("Trustees fees"), and the following investment-related costs: brokerage commissions, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes. Additionally, the indirect fees and operating expenses incurred through investment in underlying fund(s) excludes investment-related expenses and Trustees fees. Through June 29, 2004, the indirect Trustees fees incurred by the Fund through its investment in ECDF were not excluded.

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.017%	0.005%	0.016%	0.038%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $5,020 and $2,835, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$4,988,672	$—
Investments (non-U.S. Government securities)	158,289,829	166,380,585

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 48.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 0.9% of the Fund's shares were held by seven related parties comprised of certain GMO employee accounts, and 49.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	9,855,130	$99,990,204	13,143,558	$138,918,584
Shares issued to shareholders in reinvestment of distributions	1,466,265	14,090,802	2,982,381	31,230,984
Shares repurchased	(8,493,772)	(83,336,592)	(905,666)	(9,444,747)
Net increase (decrease)	2,827,623	$30,744,414	15,220,273	$160,704,821

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of these issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$13,036,542	$2,883,792	$3,350,000	$1,513,057	$670,735	$12,966,615
GMO Short-Duration Collateral Fund	297,103,689	137,633,842	143,100,000	8,333,842	—	295,468,092
GMO Special Purpose Holding Fund	581,096	—	—	—	326,076	308,345	*
GMO World Opportunity Overlay Fund	88,260,749	12,275,000	16,500,000	—	—	84,234,362
Totals	$398,982,076	$152,792,634	$162,950,000	$9,846,899	$996,811	$392,977,414

*  After the effect of return of capital distributions of $206,540 and $58,414 on April 5, 2005 and February 21, 2006, respectively.

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

23

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$971.60	$2.10
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

24

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $287,353 from long-term capital gains.

25

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

26

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Country Debt Fund returned +19.5% for the fiscal year ended February 28, 2006, as compared to +13.1% for the JPMorgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 6.4%. EMBIG spreads over U.S. Treasuries tightened 93 basis points to 187 basis points (net of the effect of changes in the composition of the index's Argentina sub-component), while the yield on the 10-year U.S. Treasury bond rose by 17 basis points to 4.55%. The EMBIG return of +13.1% was driven by carry (the yield on the index averaged 7%) and capital gains from spread tightening, despite the 17 basis point increase in U.S. interest rates.

The biggest gainers of the fiscal year were Ivory Coast (+47.8%), Argentina (+25.2%), Venezuela (+23.8%), and Dominican Republic (+23.8%). Latin American countries outperformed those outside the region, +15.4% to +10.0%. The worst performing countries for the year were Bulgaria (+1.3%), Tunisia (+1.4%), and China (+2.9%).

Market selection added value, primarily from the Venezuela and Ivory Coast overweights and the Malaysia and China underweights. Overweighting Ukraine and underweighting Philippines detracted from value added. Security selection added 530 basis points of positive alpha in total. Positions in Brazil were the largest contributor, as credit default swaps and currency options added value. Bond selection was also highly positive in Russia, Turkey, and Mexico.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the JPMorgan Emerging Markets Bond Index Global As of February 28, 2006

$37,000,000
$33,000,000
$29,000,000
$25,000,000
$21,000,000
$17,000,000
$13,000,000
$9,000,000
$5,000,000
$1,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2/29/96
$4,975,000
$31,931,260
$17,624,680
$17,144,790
GMO Emerging Country Debt Fund
JPMorgan Emerging Markets Bond Index Global
JPMorgan Emerging Markets Bond Index Global +*

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	18.61%	20.72%	20.37%	n/a
Class IV	18.68%	20.81%	n/a	**1/9/98** 15.32%

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	85.3%
Loan Participations	6.8
Loan Assignments	6.6
Call Options Purchased	4.4
Swaps	4.4
Mutual Funds	0.9
Rights and Warrants	0.7
Promissory Notes	0.3
Put Options Purchased	0.2
Short-Term Investment(s)	0.1
Forward Currency Contracts	0.1
Futures	0.0
Written Options	(1.6)
Reverse Repurchase Agreements	(17.6)
Other	9.4
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary**	% of Investments
Brazil	18.0%
Mexico	16.2
Russia	12.6
Venezuela	10.5
Turkey	10.3
Colombia	4.0
Ukraine	3.7
Philippines	3.0
Uruguay	2.3
Argentina	2.1
Peru	1.9
Qatar	1.3
Indonesia	1.3
Nigeria	1.2
Ecuador	1.1
Algeria	1.0
India	0.9
Thailand	0.9
Ivory Coast	0.8
Vietnam	0.7
Malaysia	0.7
Jamaica	0.6
Serbia	0.6
Dominican Republic	0.6
Chile	0.5
Panama	0.5
Poland	0.5
Egypt	0.4
Africa	0.4
South Africa	0.4
Bosnia	0.3
Morocco	0.3
El Salvador	0.3
Costa Rica	0.2
China	0.2
Nicaragua	0.2
Tunisia	0.2
Belize	0.1
Trinidad & Tobago	0.1
Bulgaria	(0.1)
Lebanon	(0.1)
Romania	(0.1)
South Korea	(0.6)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		DEBT OBLIGATION(S) — 80.9%
		Argentina — 7.8%
		Foreign Government Obligations
USD	24,087	Republic of Argentina, 8.28%, due 12/31/33	23,461
USD	3,433,525	Republic of Argentina Capitalization Bond, 12.25%, due 06/19/18 (a)	1,098,728
USD	45,720,000	Republic of Argentina Capitalization Bond, 12.00%, due 06/19/31 (a)	14,630,400
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, Variable Rate, 6 mo. LIBOR + .81%, 5.44%, due 03/31/23 (a)	16,640,000
DEM	3,830,000	Republic of Argentina Discount Bond, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.40%, due 03/31/23 (a)	1,213,902
ARS	220,171,475	Republic of Argentina GDP linked, 0.00%, due 12/15/35 (a) (b) (c)	16,921,387
DEM	5,000,000	Republic of Argentina Global Bond, 9.00%, due 11/19/08 (a)	822,840
ARS	7,400,813	Republic of Argentina Global Bond, 2.00%, due 02/04/18 (a)	2,845,382
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a)	7,963,500
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (a)	2,079,300
USD	3,540,000	Republic of Argentina Global Bond, 8.88%, due 03/01/29 (a)	920,400
ARS	28,000,000	Republic of Argentina Global Bond, 0.63%, due 12/31/38 (c)	4,022,336
USD	31,390,000	Republic of Argentina Global Bond, Reg. S, Variable Rate, 3 mo. LIBOR + .58%, 10.30%, due 04/06/04 (a)	8,396,825
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/08 (a)	61,451
USD	8,000,000	Republic of Argentina Global Bond, Series BT04, 9.38%, due 09/19/27 (a)	2,400,000
DEM	20,000,000	Republic of Argentina Global Bond, Series DM, 5.87%, due 03/31/23 (a)	7,070,328
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (a)	1,350,798
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Variable Rate, Step Up, 6.00%, due 03/31/23 (a)	7,800,000
USD	2,000,000	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (a)	335,000
JPY	500,000,000	Republic of Argentina Series EMTN, 7.40%, due 04/25/06 (a) (c)	1,339,035
EUR	2,500,000	Republic of Argentina Series EMTN, Variable Rate, 3 mo. EURIBOR +5.10%, 7.59%, due 12/22/04 (a)	774,865
EUR	112,500,000	Republic of Argentina, Step Up, 1.20%, due 12/31/38	54,482,695
USD	164,600,000	Republic of Argentina, Step Up, 1.33%, due 12/31/38	66,251,500
			219,444,133

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Belize — 0.1%
		Foreign Government Obligations
USD	4,000,000	Belize Government International Bond, 9.50%, due 08/15/12	3,700,000
		Bosnia & Herzegovina — 0.5%
		Foreign Government Obligations
DEM	24,739,120	Bosnia & Herzegovina, Series A, Step Up, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.50%, due 12/11/17	13,080,830
		Brazil — 13.7%
		Foreign Government Obligations
USD	38,236,106	Brazil DCB (Bearer), Series 18 Yr, Variable Rate, 6 mo. LIBOR + .88%, 5.25%, due 04/15/12	38,236,106
USD	68,442,440	Brazil DCB (Registered), Variable Rate, 6 mo. LIBOR + .88%, 5.25%, due 04/15/12	68,442,440
USD	29,525,000	Brazil Discount ZL Bond, Series 30 Yr, Variable Rate, 6 mo. LIBOR + .81%, 5.19%, due 04/15/24	29,525,000
USD	14,172,765	Brazil FLIRB (Registered), Variable Rate, 6 mo. LIBOR + .81%, 5.19%, due 04/15/09	14,155,049
USD	5,537,732	Brazil MYDFA Trust Certificates, 144A, Variable Rate, 6 mo. LIBOR + .81%, 5.94%, due 09/15/07	5,537,732
USD	10,533,484	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	10,533,484
USD	527,304	Brazilian Government International Exit Bonds Odd Lot, 6.00%, due 09/15/13	516,758
USD	14,000,000	Republic of Brazil, 8.75%, due 02/04/25	16,919,000
USD	56,000,000	Republic of Brazil, 8.25%, due 01/20/34	66,976,000
USD	101,000,000	Republic of Brazil, 11.00%, due 08/17/40 (b)	134,229,000
			385,070,569
		China — 0.3%
		Foreign Government Obligations
USD	7,500,000	China Government International Bond, 6.80%, due 05/23/11	8,033,812

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Colombia — 0.5%
		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,040,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	5,016,000
			14,056,000
		Costa Rica — 0.3%
		Foreign Government Obligations
USD	3,000,000	Republic of Costa Rica, Reg S, 8.05%, due 01/31/13	3,277,500
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,748,800
			8,026,300
		Dominican Republic — 1.5%
		Foreign Government Obligations
USD	2,355,962	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.81%, due 08/30/09	2,338,292
USD	42,557,000	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.39%, due 08/30/24	39,578,010
			41,916,302
		Ecuador — 1.3%
		Foreign Government Obligations
USD	2,755,597	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR + .81%, 5.81%, due 02/27/15 (c)	1,561,505
USD	2,000,000	Republic of Ecuador, 144A, 9.38%, due 12/15/15	2,095,000
USD	33,587,000	Republic of Ecuador, Variable Rate, Step Up, 9.00%, due 08/15/30	33,251,130
			36,907,635

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		El Salvador — 0.4%
		Foreign Government Obligations
USD	7,000,000	Republic of El Salvador, Reg S, 8.50%, due 07/25/11	7,875,000
USD	4,000,000	Republic of El Salvador, Reg S, 8.25%, due 04/10/32	4,680,000
			12,555,000
		Iraq — 0.4%
		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, 144A, 5.80%, due 01/15/28	11,400,000
		Ivory Coast — 1.2%
		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FF, Variable Rate, Step Up, 3.00%, due 03/31/28 (a)	2,317,115
FRF	155,755,000	Ivory Coast FLIRB, Variable Rate, Step Up, 2.50%, due 03/29/18 (a)	21,209,356
FRF	256,889,500	Ivory Coast PDI, Series FF, Variable Rate, Step Up, 1.90%, due 03/30/18 (a)	11,204,563
			34,731,034
		Jamaica — 0.8%
		Corporate Debt — 0.7%
USD	17,000,000	Air Jamaica Ltd., Reg S, 144A, 9.38%, due 07/08/15	17,637,500
		Foreign Government Obligations — 0.1%
USD	3,000,000	Government of Jamaica, 10.63%, due 06/20/17	3,492,000
		Total Jamaica	21,129,500
		Kazakhstan — 0.1%
		Foreign Government Obligations
USD	4,000,000	Kaztransoil, Reg S, 8.50%, due 07/06/06	4,040,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Luxembourg — 0.7%
		Corporate Debt
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	19,592,800
		Malaysia — 1.3%
		Corporate Debt — 1.0%
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	12,576,985
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/03/12	14,592,194
			27,169,179
		Foreign Government Obligations — 0.3%
USD	8,000,000	Malaysia Global Bond, 7.50%, due 07/15/11	8,845,038
		Total Malaysia	36,014,217
		Mexico — 10.3%
		Corporate Debt — 2.4%
USD	4,000,000	Pemex Project Funding Master Trust, 8.63%, due 02/01/22	4,960,000
USD	16,500,000	Pemex Project Funding Master Trust, 144A, 9.50%, due 09/15/27	22,481,250
EUR	7,500,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	10,165,633
USD	8,000,000	Pemex Project Funding Master Trust, Reg S, 6.63%, due 06/15/35	8,096,658
GBP	7,689,000	Pemex Project Funding Master Trust, Series EMTN, 7.50%, due 12/18/13	15,206,902
ITL	11,955,000,000	Petroleos Mexicanos, Series EMTN, Variable Rate, 11.25% - 12 mo. IL LIBOR, 8.91%, due 03/04/08	7,967,540
			68,877,983
		Foreign Government Obligations — 7.9%
USD	89,500,000	United Mexican States, 8.30%, due 08/15/31 (b)	117,245,000
USD	10,000,000	United Mexican States Global Bond, 11.50%, due 05/15/26	16,550,000
ITL	28,000,000,000	United Mexican States, Series EMTN, 11.00%, due 05/08/17	27,366,455
GBP	29,994,000	United Mexican States, Series GMTN, 6.75%, due 02/06/24	61,096,237
			222,257,692
		Total Mexico	291,135,675

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Nicaragua — 0.3%
		Foreign Government Obligations
USD	10,194,188	Republic of Nicaragua BPI Series E, 5.00%, due 02/01/11	8,636,924
		Nigeria — 0.9%
		Foreign Government Obligations
USD	26,000,000	Central Bank of Nigeria Par Bond, Series WW, Step Up, 6.25%, due 11/15/20	26,000,000
		Panama — 0.7%
		Foreign Government Obligations
USD	4,000,000	Republic of Panama, 7.13%, due 01/29/26	4,240,000
USD	14,317,875	Republic of Panama PDI Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.56%, due 07/17/16	14,031,517
			18,271,517
		Peru — 3.8%
		Foreign Government Obligations
USD	17,566,500	Peru FLIRB, Series 20 Yr, Variable Rate, Step Up, 5.00%, due 03/07/17	17,039,505
USD	25,000,000	Peru Par Bond, Series 30 Yr, Variable Rate, Step Up, 3.00%, due 03/07/27	18,437,500
USD	4,824,253	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	3,473,462
USD	10,490,607	Peru Trust, Series 97-I-P Class A3, 0.00%, due 12/31/15	5,943,558
USD	5,000,000	Republic of Peru, 7.35%, due 07/21/25	5,262,500
USD	40,381,000	Republic of Peru Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 5.88%, due 03/07/27	38,765,760
EUR	13,700,000	Republic of Peru Global Bond, 7.50%, due 10/14/14	19,067,341
			107,989,626
		Philippines — 5.0%
		Corporate Debt — 0.3%
USD	8,500,000	National Power Corp. Global Bond, 8.40%, due 12/15/16	8,670,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Foreign Government Obligations — 4.7%
USD	59,501,000	Central Bank of the Philippines, Series A, 8.60%, due 06/15/27	59,739,004
USD	4,310,000	Central Bank of the Philippines, Series B, Variable Rate, Step Up, 6.50%, due 12/01/17	4,310,000
EUR	12,000,000	Republic of Philippines, 9.13%, due 02/22/10	16,415,217
USD	27,843,000	Republic of Philippines, 8.38%, due 02/15/11	30,173,459
USD	7,450,000	Republic of Philippines, 10.63%, due 03/16/25	9,666,375
USD	11,000,000	Republic of Philippines, 144A, 7.75%, due 01/14/31	11,055,000
USD	1,600,000	Republic of Philippines, Series 92-B, Variable Rate, 6 mo. LIBOR + .81%, 5.44%, due 12/01/09	1,552,000
			132,911,055
		Total Philippines	141,581,055
		Poland — 0.6%
		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., Reg S, 7.75%, due 05/05/09	10,699,470
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,345,000
			17,044,470
		Qatar — 0.9%
		Foreign Government Obligations
USD	17,000,000	Qatar Government International Bond, Reg S, 9.75%, due 06/15/30	26,180,000
		Russia — 8.8%
		Corporate Debt — 2.5%
USD	70,000,000	Volga Investments Ltd. Notes, Variable Rate, 3 mo. LIBOR + 1.85%, 5.99%, due 04/02/08 (b)	70,280,000
		Foreign Government Obligations — 6.3%
EUR	45,000,000	Aries Vermogensverwaltung, Reg S, 7.75%, due 10/25/09	60,953,563
USD	91,500,000	Aries Vermogensverwaltung, Reg S, 9.60%, due 10/25/14	117,463,125
			178,416,688
		Total Russia	248,696,688

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Serbia — 0.5%
		Foreign Government Obligations
USD	13,868,290	Republic of Serbia, 144A, Step Up, 3.75%, due 11/01/24	12,793,498
USD	1,097,736	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	1,012,661
			13,806,159
		South Africa — 0.1%
		Foreign Government Agency
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	3,525,538
		South Korea — 0.2%
		Foreign Government Agency
USD	6,000,000	Export Import Bank of Korea, 7.10%, due 03/15/07	6,113,323
		Thailand — 0.2%
		Foreign Government Agency
USD	5,000,000	PTT Public Co. Ltd., 144A, 5.75%, due 08/01/14	5,150,975
		Tunisia — 0.1%
		Foreign Government Obligations
JPY	360,000,000	Banque Centrale De Tunisie, Series 6RG, 4.35%, due 08/15/17	3,638,720
		Turkey — 1.7%
		Foreign Government Obligations
USD	10,000,000	Republic of Turkey, 11.88%, due 01/15/30 (b)	15,850,000
USD	31,500,000	Republic of Turkey, 6.88%, due 03/17/36 (b)	31,893,750
			47,743,750
		Ukraine — 0.7%
		Corporate Debt — 0.3%
USD	9,000,000	Credit Suisse First Boston The EXIM of Ukraine, 6.80%, due 10/04/12	8,775,000

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Foreign Government Obligations — 0.4%
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC The EXIM of Ukraine, Note, 7.75%, due 09/23/09	10,213,000
USD	560,040	Ukraine Government International Bond Series, Reg S, 11.00%, due 03/15/07	575,441
			10,788,441
		Total Ukraine	19,563,441
		United Kingdom — 0.3%
		Asset-Backed Securities
GBP	1,883,978	RMAC Plc, Series 03-NS1A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.09%, due 06/12/35	3,316,252
GBP	3,206,596	RMAC Plc, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.04%, due 09/12/35	5,637,628
			8,953,880
		United States — 3.2%
		Asset-Backed Securities — 1.8%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, Variable Rate, 1 mo. LIBOR + .48%, 5.05%, due 05/15/24	2,540,000
USD	879,859	California Infrastructure PG&E, Series 97-1, Class A7, 6.42%, due 09/25/08	883,017
USD	1,161,244	Chevy Chase Mortgage Funding Corp., Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 4.72%, due 10/25/34	1,162,638
USD	3,256,332	CHYPS CBO Ltd., Series 1997-1A, Class A2A, 6.72%, due 01/15/10	1,660,729
USD	3,797,309	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 5.26%, due 10/25/30	3,823,207
USD	4,516,556	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 4.87%, due 12/02/13	4,517,595
USD	15,000,000	Huntsman International Asset-Backed Securities Ltd., Series 1, Class A1, Variable Rate, 1 mo. LIBOR + .39%, 4.96%, due 03/15/07	14,983,050
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 4.95%, due 12/20/09	10,014,062
USD	2,029,563	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 5.01%, due 12/25/33	2,033,007
USD	422,310	Rhyno CBO Delaware Corp., Series 97-1, Class A-2, 144A, Step Up, 6.33%, due 09/15/09	423,193
USD	10,313,033	SHYPPCO Finance Co., Series II, Class A-2B, 144A, 6.64%, due 06/15/10	9,797,381
			51,837,879

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		U.S. Government — 1.4%
USD	37,768,540	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (d) (e)	39,108,019
		Total United States	90,945,898
		Uruguay — 3.0%
		Foreign Government Obligations
USD	350,000	Republic of Uruguay, 7.63%, due 01/20/12	346,500
USD	1,000,000	Republic of Uruguay, 7.50%, due 03/15/15	1,060,000
USD	1,000,000	Republic of Uruguay, 9.25%, due 05/17/17	1,185,000
USD	28,270,738	Republic of Uruguay PIK Bond, 7.88%, due 01/15/33	30,249,690
USD	4,056,000	Uruguay Government International Bond, 7.00%, due 04/07/08	4,137,120
USD	400,000	Uruguay Government International Bond, 7.88%, due 03/25/09	409,000
USD	5,650,000	Uruguay Government International Bond, 7.25%, due 05/04/09	5,650,000
USD	75,000	Uruguay Government International Bond, 8.38%, due 09/26/11	80,250
USD	24,500,000	Uruguay Government International Bond, 8.00%, due 11/18/22	26,460,000
USD	69,106	Uruguay Government International Bond PIK, 7.88%, due 01/15/33	73,944
JPY	1,648,000,000	Uruguay Government International Bond, Series 3BR, 2.50%, due 03/14/11	13,738,672
			83,390,176
		Venezuela — 7.8%
		Foreign Government Obligations
EUR	25,000,000	Republic of Venezuela, 11.00%, due 03/05/08	33,989,751
EUR	8,400,000	Republic of Venezuela, 11.13%, due 07/25/11	13,017,732
USD	7,000,000	Republic of Venezuela, 8.50%, due 10/08/14	7,945,000
EUR	5,000,000	Republic of Venezuela, 7.00%, due 03/16/15	6,690,661
USD	49,250,000	Republic of Venezuela, 9.38%, due 01/13/34 (b)	64,271,250
USD	413,580	Republic of Venezuela DCB DL Odd Lot, Variable Rate, 6 mo. LIBOR + .88%, 5.56%, due 12/18/07 (c)	409,445
USD	4,304,348	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR + .88%, 5.56%, due 12/18/08	4,239,783
DEM	34,500,000	Republic of Venezuela Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 3.13%, due 03/31/20 (c)	20,187,006

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Venezuela — continued
CHF	5,713,600	Republic of Venezuela FLIRB, Series SFR, Variable Rate, CHF 6 mo. LIBOR + .88%, 1.75%, due 03/31/07	4,311,494
DEM	30,190,000	Republic of Venezuela Global Bond, Step Down, 7.38%, due 10/29/08	19,873,230
DEM	24,500,000	Republic of Venezuela Par Bond, 6.66%, due 03/31/20	13,902,642
USD	20,000,000	Republic of Venezuela Par Bond, Series B, 6.75%, due 03/31/20	20,000,000
FRF	54,175,000	Republic of Venezuela Par Bond, Series WOIL, 7.71%, due 03/31/20	9,855,311
			218,693,305
		Vietnam — 0.9%
		Foreign Government Obligations
USD	4,000,000	Vietnam Discount Bond, Series 30 Yr, Variable Rate, 6 mo. LIBOR + .81%, 5.88%, due 03/13/28	3,810,000
USD	19,750,000	Vietnam Par Bond, Series 30 Yr, Variable Rate, Step Up, 3.75%, due 03/12/28	16,046,876
USD	5,478,261	Vietnam PDI, Series 18 Yr, Variable Rate, Step Up, 5.88%, due 03/12/16	5,327,609
			25,184,485
		TOTAL DEBT OBLIGATION(S) (COST $2,100,501,656)	2,281,943,737
		LOAN ASSIGNMENTS — 6.6%
		Algeria — 1.0%
JPY	76,220,035	Algeria Tranche 1 Loan Agreement, 6 mo. JPY LIBOR + .8125%, (0.9375%), due 09/04/10	655,168
JPY	2,728,212,391	Algeria Tranche 3 Loan Agreement, 6 mo. JPY LIBOR + .8125%, (2.14875%), due 03/04/10	23,451,007
JPY	421,875,000	Algeria Tranche 3 Loan Agreement, JPY Long Term Prime +.8125%, (2.3875%), due 03/04/10	3,626,328
			27,732,503
		Argentina — 0.0%
ARS	15,432,863	Argentina INDER Certificates (a)	336,671

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Congo Republic (Brazzaville) — 0.5%
EUR	4,976,732	Republic of Congo Loan Agreement *	1,275,544
EUR	14,565,612	Republic of Congo Loan Agreement *	3,733,188
FRF	102,097,963	Republic of Congo Loan Agreement *	3,989,265
USD	8,496,466	Republic of Congo Loan Agreement *	1,826,740
EUR	6,987,247	Republic of Congo Loan Agreement *	1,790,842
			12,615,579
		Indonesia — 1.0%
JPY	230,040,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88% (0.95%), due 3/29/13	1,927,682
USD	4,708,000	Republic of Indonesia Loan Agreement, dated January 1, 1994, 6 mo. LIBOR + .88% , (5.10%), due 3/29/13	4,613,840
USD	3,837,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (5.56%), due 12/14/19	3,434,652
USD	5,116,800	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (5.56%), due 12/14/19	4,579,536
USD	3,837,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (5.56%), due 12/14/19	3,434,652
USD	1,961,066	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR, (4.63%), due 12/01/19	1,794,376
USD	3,438,334	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR, (4.63%), due 12/01/19	3,146,076
USD	2,811,119	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR, (4.63%), due 12/01/19	2,572,174
EUR	3,986,211	Republic of Indonesia, Indonesia Paris Club Debt, 4.76%, due 6/01/21 *	3,706,530
			29,209,518
		Morocco — 0.2%
USD	6,136,364	Morocco Tranche A Restructuring and Consolidating Agreement 6 mo. LIBOR + .8125%, (5.69%), due 1/01/09	6,136,364
		Russia — 3.9%
USD	12,727,607	Russia Foreign Trade Obligations * (c)	16,864,128
USD	7,489,028	Russia Foreign Trade Obligations * (c)	9,854,812
USD	269,844	Russia Foreign Trade Obligations * (c)	348,670
USD	3,281,440	Russia Foreign Trade Obligations * (c)	4,511,155

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Russia — continued
USD	3,006,950	Russia Foreign Trade Obligations * (c)	4,054,162
ATS	1,208,022	Russia Foreign Trade Obligations * (c)	128,618
ATS	964,717	Russia Foreign Trade Obligations * (c)	98,467
ATS	1,733,698	Russia Foreign Trade Obligations * (c)	170,414
ATS	447,177	Russia Foreign Trade Obligations * (c)	53,055
ATS	631,501	Russia Foreign Trade Obligations * (c)	56,852
FRF	3,660,000	Russia Foreign Trade Obligations * (c)	734,987
FRF	3,660,000	Russia Foreign Trade Obligations * (c)	673,824
FRF	3,660,000	Russia Foreign Trade Obligations * (c)	628,192
FRF	3,660,000	Russia Foreign Trade Obligations * (c)	585,150
FRF	3,660,000	Russia Foreign Trade Obligations * (c)	551,936
NLG	495,100	Russia Foreign Trade Obligations * (c)	331,562
USD	15,060,875	Russia Foreign Trade Obligations * (c)	13,954,923
USD	18,580,206	Russia Foreign Trade Obligations * (c)	24,261,024
DEM	2,503,894	Russia Foreign Trade Obligations * (c)	1,454,419
FRF	71,883,000	Russia Foreign Trade Obligations * (c)	16,721,786
CHF	231,420	Russia Foreign Trade Obligations * (c)	169,056
USD	10,840,000	Russia Foreign Trade Obligations * (c)	14,718,520
			110,925,712
		TOTAL LOAN ASSIGNMENTS (COST $155,776,564)	186,956,347
		LOAN PARTICIPATIONS — 6.8%
		Algeria — 0.3%
JPY	112,500,000	Algeria Tranche 3 Loan Agreement (Participation with Salomon Brothers), JPY Long Term Prime +.8125%, (2.3875%), due 03/04/10	967,021
JPY	756,710,526	Algeria Tranche S1 Loan Agreement (Participation with Merrill Lynch), JPY Long Term Prime + .8125%, (2.14875%), due 03/04/10	6,504,488
			7,471,509
		Egypt — 0.1%
CHF	6,576,771	Egypt Paris Club Loan (Participation with Standard Chartered Bank), 0.00%, due 1/03/24 *	3,132,131

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value	Description	Value ($)
		Indonesia — 2.1%
USD	28,962,050	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, (5.99%), due 02/12/13	26,645,086
JPY	1,315,305,185	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), dated January 1, 1994, 6 mo. JPY LIBOR + .88%, (0.95%), due 3/29/13	11,135,580
USD	22,366,236	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), dated September 29, 1995, 3 mo. LIBOR + .88%, (5.42%), due 9/29/19	20,129,612
USD	472,320	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14, 1995, 3 mo. LIBOR + .88%, (5.56%), due 12/14/19	422,726
USD	472,320	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14, 1995, 3 mo. LIBOR + .88%, (5.56%), due 12/14/19	422,726
USD	629,760	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14, 1995, 3 mo. LIBOR + 88%, (5.56%), due 12/14/19	563,635
			59,319,365
		Poland — 0.6%
JPY	2,120,000,000	Poland Paris Club Debt (Participation with Deutsche Bank), 2.22%, due 3/31/09	18,314,544
		Russia — 3.7%
USD	10,000,000	Russia Foreign Trade Obligations, (Participation with Banca Lombardi) * (c)	13,539,556
USD	531,297	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) * (c)	766,207
USD	214,371	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) * (c)	275,759
USD	81,965	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) * (c)	110,897
DEM	2,625,598	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) * (c)	1,974,032
DEM	10,399,680	Russia Foreign Trade Obligations, (Participation with Deutsche Bank) * (c)	7,231,890
EUR	2,244,362	Russian Paris Club Debt, (Participation with Deutsche Bank), Variable Rate, 6.28%, due 08/20/20	2,675,505
USD	14,040,695	Russian Paris Club Debt, (Participation with Deutsche Bank), Variable Rate, 6.37%, due 08/20/16	13,727,587
EUR	9,647,573	Russian Paris Club Debt, (Participation with Deutsche Bank), Variable Rate, 6.45%, due 08/20/20	11,500,871
EUR	24,171,956	Russian Paris Club Debt, (Participation with Deutsche Bank), Variable Rate, 6.52%, due 08/20/20	28,815,389
EUR	8,577,706	Russian Paris Club Debt, (Participation with Deutsche Bank), Variable Rate, 6.61%, due 08/20/20	10,225,484

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Par Value / Principal Amount	Description	Value ($)
		Russia — continued
USD	965,249	Russian Paris Club Debt, (Participation with Mediocredito), Variable Rate, 6 mo. USD LIBOR + .50%, 5.44%, due 8/20/20	945,944
EUR	2,562,438	Russian Paris Club Debt, (Participation with Mediocredito), Variable Rate, EURIBOR + .50%, 3.22%, due 8/20/20	3,024,135
USD	8,849,042	Russian Paris Club Debt, (Participation with Standard Bank), Variable Rate, 6 mo. USD LIBOR + .05%, 6.37%, due 08/20/16	8,495,081
			103,308,337
		TOTAL LOAN PARTICIPATIONS (COST $163,213,335)	191,545,886
		PROMISSORY NOTES — 0.3%
		Nigeria — 0.3%
USD	27,000,000	Central Bank of Nigeria Promissory Notes, Series RC, 0.00%, due 1/5/2010	7,560,000
		TOTAL PROMISSORY NOTES (COST $13,653,619)	7,560,000
		CALL OPTIONS PURCHASED — 4.4%
		Options on Bonds — 0.2%
USD	10,000,000	Qatar Government International Bond, 9.75%, due 06/15/30, Expires 04/20/06, Strike 157.50	77,005
USD	50,000,000	Republic of Brazil, 11.00%, due 08/17/40, Expires 03/08/06, Strike 130.00	1,395,790
USD	7,500,000	Republic of Turkey, 11.875%, due 01/15/30, Expires 05/02/06 Strike 153.25	373,337
USD	45,000,000	Republic of Turkey, 11.875%, due 1/15/30, Expires 4/19/06, Strike 153.75	2,040,169
USD	25,000,000	Republic of Turkey, 6.875%, due 03/17/36, Expires 03/06/06, Strike 96.25	1,300,985
USD	17,500,000	Republic of Venezuela, 9.375%, due 01/13/34, Expires 03/06/06, Strike 125.40	882,200
USD	12,500,000	Republic of Venezuela, 9.375%, due 01/13/34, Expires 03/08/06, Strike 127.30	399,546
			6,469,032
		Options on Interest Rates
TWD	1,849,200,000	TWD Interest Rate Cap Option, 2.19%, Expires 03/15/10, Strike 2.19	329,805
TWD	1,849,200,000	TWD Interest Rate Floor Option, 2.19%, Expires 03/16/10, Strike 2.19	730,212
			1,060,017

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

	Principal Amount	Description	Value ($)
		Options on Interest Rate Swaps — 0.2%
KRW	72,000,000,000	KRW Swaption, Expires 02/24/09, Strike 6.05	2,718,990
KRW	72,000,000,000	KRW Swaption, Expires 04/08/09, Strike 6.20	495,316
			3,214,306
		Currency Options — 4.0%
USD	30,000,000	Republic of Brazil Real, Expires 04/06/06, Strike 2.985	11,405,430
USD	40,000,000	Republic of Brazil Real, Expires 04/07/06, Strike 2.954	14,636,000
USD	40,000,000	Republic of Brazil Real, Expires 04/20/06, Strike 2.939	14,170,160
USD	110,000,000	Republic of Brazil Real, Expires 04/27/06, Strike 2.8715	35,278,320
USD	60,000,000	Republic of Brazil Real, Expires 05/17/06, Strike 2.822	17,477,580
USD	30,000,000	Republic of Brazil Real, Expires 06/20/06, Strike 2.703	6,844,710
USD	40,000,000	Republic of Brazil Real, Expires 04/25/07, Strike 3.24	14,019,840
			113,832,040
		TOTAL CALL OPTIONS PURCHASED (COST $30,998,439)	124,575,395
		PUT OPTIONS PURCHASED — 0.1%
		Options on Bonds — 0.0%
USD	10,000,000	Qatar Government International Bond, 9.75%, due 06/15/30, Expires 04/20/06, Strike 152.50	129,013
		Options on Interest Rate Swaps — 0.1%
KRW	72,000,000,000	KRW Swaption, Expires 02/24/09, Strike 6.05	550,037
KRW	72,000,000,000	KRW Swaption, Expires 04/08/09, Strike 6.20	3,133,244
			3,683,281
		Currency Options — 0.0%
USD	30,000,000	Republic of Brazil Real, Expires 04/06/06, Strike 2.985	30
USD	30,000,000	Republic of Brazil Real, Expires 06/20/06, Strike 2.703	52,470
USD	40,000,000	Republic of Brazil Real, Expires 04/25/07, Strike 3.24	456,880
			509,380
		TOTAL PUT OPTIONS PURCHASED (COST $10,770,938)	4,321,674

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	MUTUAL FUNDS — 5.4%
3,846,873	GMO Short-Duration Collateral Fund (f)	98,479,942
21,409	GMO Special Purpose Holding Fund (f)	176,198
1,175,193	GMO World Opportunity Overlay Fund (f)	29,650,120
23,041,261	Merrimac Cash Series, Premium Class	23,041,261
	TOTAL MUTUAL FUNDS (COST $150,558,421)	151,347,521
	RIGHTS AND WARRANTS — 0.7%
	Mexico — 0.2%
48,000	Mexican Government International Bond Warrants, Expires 10/10/06 **	2,112,000
33,077,000	United Mexican States Value Recovery Rights, Series D, Expires 6/30/06 **	446,539
2,942,000	United Mexican States Value Recovery Rights, Series F, Expires 6/30/08 **	70,608
36,000	United Mexican States Warrants, Series XW20, Expires 9/1/06 **	2,700,000
		5,329,147
	Nigeria — 0.0%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 **	550,000
	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights Series VRRB, Expires 1/02/21 **	—
	Venezuela — 0.5%
164,215	Republic of Venezuela Bond Warrants, Expires 4/18/20 **	5,172,773
262,360	Republic of Venezuela Recovery Warrants, Expires 4/15/20 **	8,264,340
		13,437,113
	TOTAL RIGHTS AND WARRANTS (COST $2,460,000)	19,316,260
	TOTAL INVESTMENTS — 105.2% (Cost $2,627,932,972)	2,967,566,820
	Other Assets and Liabilities (net) — (5.2%)	(146,798,768)
	TOTAL NET ASSETS — 100.0%	$2,820,768,052

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
4/25/06	EUR	38,000,000	$45,439,288	$(54,312)
Sales
4/18/06	CHF	8,000,000	$6,126,610	$60,552
4/25/06	EUR	352,500,000	421,509,186	1,100,949
4/11/06	GBP	50,500,000	88,600,856	1,082,094
10/25/06	HKD	382,500,000	49,487,657	512,343
11/01/06	HKD	190,000,000	24,584,776	415,224
3/07/06	JPY	9,800,000,000	84,715,235	151,252
				$3,322,414

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
4,500	Federal Funds 30 day	March 2006	$1,789,830,675	$(109,242)

At February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Reverse repurchase agreements

Face Value		Description	Market Value
USD	70,000,000	Deutsche Bank, 4.31%, dated 12/09/05, to be repurchased on demand at face value plus accrued interest.	$70,687,206
USD	26,070,056	Chase Manhattan Bank, 4.50%, dated 1/31/06, to be repurchased on demand at face value plus accrued interest.	26,158,043

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Reverse repurchase agreements — continued

Face Value		Description	Market Value
USD	38,634,688	Deutsche Bank, 4.60%, dated 2/10/06, to be repurchased on demand at face value plus accrued interest.	$38,708,737
USD	12,741,458	Deutsche Bank, 4.50%, dated 2/16/06, to be repurchased on demand at face value plus accrued interest.	12,754,200
USD	89,810,625	Chase Manhattan Bank, 4.40%, dated 2/17/06, to be repurchased on demand at face value plus accrued interest.	89,887,463
USD	3,521,600	Chase Manhattan Bank, 3.00%, dated 2/21/06, to be repurchased on demand at face value plus accrued interest.	3,523,361
USD	11,258,590	Lehman Brothers, 4.40%, dated 2/22/06, to be repurchased on demand at face value plus accrued interest.	11,265,470
USD	66,227,000	Lehman Brothers, 4.40%, dated 2/22/06, to be repurchased on demand at face value plus accrued interest.	66,267,472
USD	15,336,000	Lehman Brothers, 4.65%, dated 2/27/06, to be repurchased on demand at face value plus accrued interest.	15,336,000
USD	96,270,000	Lehman Brothers, 1.90%, dated 2/28/06, to be repurchased on demand at face value plus accrued interest.	96,270,000
USD	33,477,082	Chase Manhattan Bank, 4.40%, dated 2/28/06, to be repurchased on demand at face value plus accrued interest.	33,477,082
USD	33,477,083	Chase Manhattan Bank, 4.40%, dated 2/28/06, to be repurchased on demand at face value plus accrued interest.	33,477,083
			$497,812,117

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Average balance outstanding	$230,466,041
Average interest rate	2.29%
Maximum balance outstanding	$496,824,183
Average shares outstanding	235,636,829
Average balance per share outstanding	$0.98

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written options

A summary of open written option contracts for the Fund at February 28, 2006, is as follows:

Currency options

Notional Amount	Expiration Date	Description	Market Value
$40,000,000	4/7/2006	BRL Call/ USD Put Currency Option, Strike 2.592	$7,968,000
40,000,000	4/20/2006	BRL Call/ USD Put Currency Option, Strike 2.565	7,329,200
50,000,000	5/4/2006	USD Put/ BRL Call Currency Option, Strike 2.367	4,729,250
110,000,000	4/27/2006	USD Put/ BRL Call Currency Option, Strike 2.512	17,318,620
60,000,000	5/17/2006	USD Put/ BRL Call Currency Option, Strike 2.475	8,259,360
		Total written options (premiums received, $5,344,500)	$45,604,430

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
15,000,000	USD	4/3/2006	Morgan Guaranty	(Pay)	0.25%	Banco Santander
			Trust Company			Senior Bonds or Loans	$(8,843)
15,000,000	USD	4/6/2006	Morgan Guaranty Trust Company	(Pay)	0.26%	Banco Santander Senior Bonds or Loans	(9,169)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
30,000,000	USD	4/10/2006	Morgan Guaranty	(Pay)	0.28%	Banco Santander
			Trust Company			Senior Bonds or Loans	$(19,331)
10,000,000	USD	4/10/2006	Morgan Guaranty Trust Company	(Pay)	0.26%	Banco Santander Senior Bonds or Loans	(6,142)
25,000,000	USD	5/1/2006	Morgan Guaranty Trust Company	(Pay)	0.27%	Banco Bilbao Vizcaya Senior Bonds and Notes	(15,582)
15,000,000	USD	6/8/2006	JP Morgan Chase Bank	Receive	2.95%	United Mexican States	213,663
35,000,000	USD	7/5/2006	Deutsche Bank AG	Receive	5.00%	Gazprom Loan Facility	825,141
35,000,000	USD	7/5/2006	UBS AG	(Pay)	3.40%	Gazprom Loan Facility	(548,517)
20,000,000	USD	8/9/2006	JP Morgan Chase Bank	(Pay)	0.42%	Banco Bilbao Vizcaya Argentaria SA	(38,786)
15,000,000	USD	8/21/2006	Deutsche Bank AG	Receive	5.45%	Gazprom Loan Facility	377,931
5,000,000	USD	9/27/2006	Merrill Lynch	Receive	5.70%	Dominican Republic	238,620
25,000,000	USD	10/19/2006	Deutsche Bank AG	(Pay)	2.10%	Government of Ukraine	(386,096)
15,000,000	USD	11/20/2006	Deutsche Bank AG	(Pay)	4.55%	Republic of Brazil	(651,960)
10,000,000	USD	11/20/2006	Deutsche Bank AG	(Pay)	4.40%	Republic of Brazil	(419,842)
30,000,000	USD	12/7/2006	Deutsche Bank AG	(Pay)	1.60%	Gazprom Loan Facility	(399,421)
8,000,000	USD	12/20/2006	JP Morgan Chase Bank	Receive	3.00%	Kingdom of Swaziland	(13,960)
5,000,000	USD	12/20/2006	JP Morgan Chase Bank	Receive	3.00%	Kingdom of Swaziland	(8,725)
20,000,000	USD	12/20/2006	JP Morgan Chase Bank	(Pay)	4.75%	Republic of Brazil	(904,060)
40,000,000	USD	1/20/2007	JP Morgan Chase Bank	(Pay)	0.45%	Republic of Turkey	(107,886)
10,000,000	USD	2/18/2007	JP Morgan Chase Bank	(Pay)	4.60%	Russia Federation	(428,717)
45,000,000	USD	2/20/2007	Deutsche Bank AG	(Pay)	1.50%	Republic of Ecuador	(284,657)
10,000,000	USD	2/20/2007	JP Morgan Chase Bank	(Pay)	1.25%	Republic of Ecuador	(7,648)
10,000,000	USD	2/26/2007	Citigroup	(Pay)	2.15%	Republic of South Africa	(198,055)
5,000,000	USD	3/20/2007	JP Morgan Chase Bank	(Pay)	1.70%	Republic of Philippines	(77,425)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	6/27/2007	JP Morgan	(Pay)	0.33%	Banco Bilbao
			Chase Bank			Vizcaya Argentaria SA	$(43,053)
3,000,000	USD	7/2/2007	Deutsche Bank AG	(Pay)	0.64%	Bank of China Bonds or Loans	(24,475)
10,000,000	USD	7/2/2007	Citibank N.A.	(Pay)	0.64%	Bank of China Bonds or Loans	(80,997)
15,000,000	USD	8/20/2007	Morgan Stanley	(Pay)	0.87%	Government of Ukraine	47,699
15,000,000	USD	9/27/2007	JP Morgan Chase Bank	(Pay)	0.33%	HSBC Bank Plc	(90,197)
10,000,000	USD	10/10/2007	JP Morgan Chase Bank	(Pay)	0.70%	Banco Bilbao Vizcaya Argentaria SA	(111,445)
8,000,000	USD	10/19/2007	Deutsche Bank AG	(Pay)	15.00%	Republic of Venezuela	(2,270,635)
5,000,000	USD	10/22/2007	JP Morgan Chase Bank	(Pay)	0.54%	Banco Bilbao Vizcaya Argentaria SA	(41,889)
5,000,000	USD	10/23/2007	JP Morgan Chase Bank	(Pay)	0.48%	Banco Bilbao Vizcaya Argentaria SA	(36,868)
5,000,000	USD	10/30/2007	Deutsche Bank AG	(Pay)	0.44%	Banco Bilbao Vizcaya Argentaria SA	(33,380)
10,000,000	USD	11/4/2007	Deutsche Bank AG	Receive	1.68%	Aries Russia Paris Club	344,579
10,000,000	USD	11/4/2007	Deutsche Bank AG	(Pay)	1.21%	Russian Federation	(197,439)
10,000,000	USD	11/23/2007	Deutsche Bank AG	(Pay)	1.15%	Endesa SA Spain	(206,460)
15,000,000	USD	11/27/2007	JP Morgan Chase Bank	(Pay)	1.10%	Endesa SA Spain	(294,524)
30,000,000	USD	12/23/2007	Deutsche Bank AG	(Pay)	2.35%	Gazprom Loan Facility	(1,106,421)
15,000,000	USD	2/20/2008	JP Morgan Chase Bank	(Pay)	1.70%	Republic of Ecuador	(1,479)
50,000,000	USD	5/4/2008	Deutsche Bank AG	(Pay)	1.80%	Government of Ukraine	(815,287)
5,000,000	USD	5/7/2008	JP Morgan Chase Bank	Receive	9.65%	Republic of Brazil	1,095,217
5,000,000	USD	5/30/2008	JP Morgan Chase Bank	Receive	8.65%	Republic of Turkey	960,654
5,000,000	USD	8/6/2008	Bear Stearns International Limited	Receive	1.10%	Republic of Trinidad and Tobago	96,823
2,000,000	USD	9/20/2008	UBS AG	Receive	9.20%	Dominican Republic	437,383

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	9/20/2008	Morgan Stanley	Receive	5.15%	Republic of Colombia
			Capital Services, Inc.				$1,332,226
4,000,000	USD	10/20/2008	Deutsche Bank AG	Receive	8.50%	Republic of Uruguay	789,357
18,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	1.50%	Credit of Uttam Galva	53,431
10,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	5.70%	Republic of Brazil	1,445,679
9,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	4.77%	Republic of Colombia	1,075,825
14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	Korean Deposit Insurance Corporation	(282,991)
5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	Republic of Peru	357,206
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	Republic of Philippines	966,521
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	Gazprom Loan Facility	1,072,409
5,000,000	USD	5/20/2009	JP Morgan Chase Bank	Receive	4.40%	Gazprom Loan Facility	607,493
25,000,000	USD	5/21/2009	UBS AG	Receive	4.50%	Gazprom Loan Facility	3,119,682
25,000,000	USD	6/20/2009	JP Morgan Chase Bank	Receive	8.01%	Republic of Brazil	5,860,043
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	734,011
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	United Mexican States	(195,517)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	United Mexican States	(188,221)
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	Videocon Loan Facility	266,415
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	792,038
20,000,000	USD	2/20/2010	JP Morgan Chase Bank	Receive	3.70%	Republic of Brazil	1,989,594
10,000,000	USD	2/20/2010	JP Morgan Chase Bank	Receive	3.57%	Republic of Brazil	948,477
12,000,000	USD	2/20/2010	Morgan Stanley Capital Services, Inc.	Receive	3.63%	Republic of Brazil	1,163,827
10,000,000	USD	2/20/2010	UBS AG	Receive	3.62%	Republic of Brazil	966,292
12,000,000	USD	3/5/2010	Deutsche Bank AG	Receive	9.10%	Republic of Turkey	3,978,736

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
18,000,000	USD	3/20/2010	Morgan Stanley	Receive	0.75%	United Mexican States
			Capital Services, Inc.				$277,239
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	Arab Republic of Egypt	533,462
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	Reference security within CDX Index	(4,639,583)
36,000,000	USD	6/20/2010	Lehman Brothers	(Pay)	2.10%	Reference security within CDX Index	(1,965,000)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	Republic of Argentina	(940,666)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	Republic of Argentina	(879,939)
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	Republic of Argentina	(655,927)
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	Republic of Argentina	(400,510)
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	Government of Ukraine	554,077
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	Government of Ukraine	859,048
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	Deutsche Bank Loan to Ukrtelekom	(8,655)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	Government of Ukraine	635,899
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	Republic of Argentina	(590,235)
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	Republic of Argentina	(264,204)
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	Government of Ukraine	599,231
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	Government of Ukraine	925,378
5,000,000	USD	2/20/2011	Morgan Stanley Capital Services, Inc.	(Pay)	2.80%	Republic of Argentina	(91,211)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	Deutsche Bank Loan to Ukrtelekom	(10,197)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	Republic of Iraq	(11,079)
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	Republic of Iraq	65,430
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	Government of Ukraine	678,674
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	Government of Ukraine	1,307,273
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	Government of Ukraine	637,252

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	Government of Ukraine	$985,939
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	Deutsche Bank Loan to Ukrtelekom	(3,506)
15,000,000	USD	10/17/2011	Deutsche Bank AG	Receive	3.55%	Gazprom Loan Facility	2,010,532
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	Government of Ukraine	714,664
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	697,015
9,895,840	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	Stemcor UK Ltd.	173,741
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	Deutsche Bank Loan to Ukrtelekom	1,294
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	639,118
10,000,000	USD	6/20/2012	Morgan Stanley Capital Services, Inc.	Receive	2.10%	Republic of Panama	509,161
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	Republic of Chile	792,769
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	Deutsche Bank Loan to Ukrtelekom	5,080
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	Republic of Chile	1,661,435
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	Republic of Jamaica	253,856
10,000,000	USD	1/8/2013	Deutsche Bank AG	Receive	7.15%	Republic of Colombia	3,365,754
10,000,000	USD	1/9/2013	Deutsche Bank AG	Receive	8.25%	Republic of Turkey	3,804,956
7,000,000	USD	1/10/2013	JP Morgan Chase Bank	Receive	7.50%	Republic of Colombia	2,496,454
10,000,000	USD	2/7/2013	JP Morgan Chase Bank	Receive	8.30%	Republic of Colombia	3,989,133
15,000,000	USD	2/11/2013	JP Morgan Chase Bank	Receive	3.05%	United Mexican States	2,087,912
10,000,000	USD	6/6/2013	Deutsche Bank AG	Receive	9.40%	Republic of Brazil	4,767,880
20,000,000	USD	6/12/2013	Deutsche Bank AG	Receive	9.08%	Republic of Brazil	9,134,928
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	Republic of Brazil	15,546,969
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	Republic of Brazil	13,183,450
15,000,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	Republic of Brazil	(17,733,585)
9,000,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	Republic of Brazil	(14,704,587)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	Republic of Ecuador	$2,864,432
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	Republic of Turkey	1,367,033
10,000,000	USD	1/20/2014	Deutsche Bank AG	Receive	4.28%	Republic of Brazil	1,705,538
10,000,000	USD	1/20/2014	Citibank N.A.	Receive	4.94%	Republic of Colombia	2,235,728
10,000,000	USD	1/20/2014	Deutsche Bank AG	Receive	1.77%	United Mexican States	697,380
15,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.30%	Republic of Brazil	2,814,201
5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.32%	Republic of Brazil	944,691
5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.90%	Republic of Colombia	1,199,587
20,000,000	USD	4/20/2014	Goldman Sachs	Receive	1.59%	United Mexican States	1,254,980
20,000,000	USD	4/20/2014	Lehman Brothers	Receive	1.58%	United Mexican States	1,241,301
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	Republic of Turkey	3,278,333
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	Republic of Turkey	1,562,464
7,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	6.25%	Republic of Turkey	2,110,379
5,000,000	USD	5/20/2014	Deutsche Bank AG	Receive	2.03%	United Mexican States	457,119
10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	961,836
10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	961,836
10,000,000	USD	5/20/2014	UBS AG	Receive	2.10%	United Mexican States	961,836
15,000,000	USD	6/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	1,914,671
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	Republic of Turkey	2,964,097
10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	949,266
10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	949,266
10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.15%	United Mexican States	983,114
10,000,000	USD	7/20/2014	JP Morgan Chase Bank	Receive	2.00%	United Mexican States	868,108

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Credit Default Swaps — continued
Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Net Unrealized Appreciation (Depreciation)
35,000,000	USD	7/20/2014	JP Morgan	Receive	2.01%	United Mexican States
			Chase Bank				$3,061,942
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	Lebanese Republic	(209,596)
15,000,000	USD	12/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	1,967,567
50,000,000	USD	12/23/2014	Deutsche Bank AG	Receive	3.35%	Gazprom Loan Facility	7,366,278
600,000,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	Bolivarian Republic of Venezuela	(113,635,776)
800,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	Bolivarian Republic of Venezuela	119,373,655
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	Bolivarian Republic of Venezuela	76,927,322
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	Bolivarian Republic of Venezuela	(71,567,358)
10,000,000	USD	4/20/2015	JP Morgan Chase Bank	Receive	4.65%	Republic of Colombia	2,316,881
15,000,000	USD	5/20/2015	Deutsche Bank AG	Receive	3.85%	Republic of Turkey	2,233,786
25,000,000	USD	11/20/2015	Deutsche Bank AG	Receive	3.83%	Republic of Brazil	3,979,518
25,000,000	USD	11/20/2015	Citigroup	Receive	1.81%	Republic of Colombia	1,410,841
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	Republic of Colombia	(635,918)
25,000,000	USD	2/20/2016	Citigroup	Receive	1.46%	Republic of Colombia	708,462
10,000,000	USD	10/7/2017	JP Morgan Chase Bank	Receive	4.20%	United Mexican States	2,981,373
20,000,000	USD	3/20/2019	JP Morgan Chase Bank	Receive	1.90%	United Mexican States	2,064,430
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	United Mexican States	(3,441,550)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.89%	United Mexican States	(2,419,630)
							$120,326,414

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
6,000,000,000	JPY	3/10/2008	Deutsche Bank AG	(Pay)	0.29%	6 month
						Japanese LIBOR	$340,779

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Net Unrealized Appreciation (Depreciation)
6,000,000,000	JPY	5/29/2008	Deutsche Bank AG	(Pay)	0.22%	6 month
						Japanese LIBOR	$357,866
6,000,000,000	JPY	6/11/2008	JP Morgan Chase Bank	(Pay)	0.19%	6 month Japanese LIBOR	580,526
6,000,000,000	JPY	6/12/2008	Deutsche Bank AG	(Pay)	0.19%	6 month Japanese LIBOR	588,092
1,983,674	USD	12/1/2008	Citigroup	(Pay)	7.10%	6 month LIBOR	(100,473)
3,438,368	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(210,101)
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	4.80%	Korean bond rate for 91 day certificates of deposit	336,488
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	5.03%	Korean bond rate for 91 day certificates of deposit	659,434
20,000,000	USD	10/3/2015	JP Morgan Chase Bank	Receive	4.64%	3 month LIBOR	(668,297)
25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	667,184
							$2,551,498

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
223,800,000	RUB	12/5/2007	JP Morgan Chase Bank	3 month	Return on
				LIBOR +0.25%	Russian Railways	$202,048

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

DCB - Debt Conversion Bond

EMTN - Euromarket Medium Term Note

EURIBOR - Euro Interbank Offered Rate

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MYDFA - Multi-Year Deposit Facility Agreement

PDI - Past Due Interest

PIK - Payment In Kind

VRRB - Variable Rate Reduction Bond

*  Non-performing. Borrower not currently paying interest.

* *  Non-income producing security.

(a)  Security is in default.

(b)  All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(f)  Affiliated issuer (Note 8).

Variable and step up rates - The rates shown on variable and step up rate notes are the current interest rates at February 28, 2006, which are subject to change based on the terms of the security, including varying reset dates.

Currency Abbreviations:

ARS - Argentine Peso	JPY - Japanese Yen

ATS - Austrian Schilling	KRW - Korean Won

CHF - Swiss Franc	MYR - Malaysian Ringgit

DEM - German Mark	NLG - Netherlands Guilder

EUR - Euro	TWD - Taiwan Dollar

FRF - French Franc	USD - United States Dollar

GBP - British Pound	ZAR - South African Rand

ITL - Italian Lira

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $2,500,415,812) (Note 2)	$2,839,248,808
Investments in affiliated issuers, at value (cost $127,517,160) (Notes 2 and 8)	128,318,012
Foreign currency, at value (cost $453,810) (Note 2)	432,861
Receivable for investments sold	404,860,599
Receivable for Fund shares sold	150,038
Interest receivable	39,352,625
Unrealized appreciation on open forward currency contracts (Note 2)	3,322,414
Receivable for open swap contracts (Note 2)	369,423,643
Receivable for closed swap contracts (Note 2)	5,409,373
Receivable for option premiums	1,843,500
Total assets	3,792,361,873
Liabilities:
Payable for investments purchased	178,663,750
Payable for Fund shares repurchased	516,268
Written options outstanding, at value (premiums $5,344,500) (Note 2)	45,604,430
Payable to affiliate for (Note 3):
Management fee	749,555
Shareholder service fee	254,777
Trustees and Chief Compliance Officer fees	3,505
Unrealized depreciation on open forward currency contracts (Note 2)	54,312
Payable for open swap contracts (Note 2)	246,343,683
Payable for closed swap contracts (Note 2)	971,134
Payable for variation margin on open futures contracts (Note 2)	109,242
Payable for reverse repurchase agreements (Note 2)	497,812,117
Accrued expenses	511,048
Total liabilities	971,593,821
Net assets	$2,820,768,052

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006 — (Continued)

Net assets consist of:
Paid-in capital	$2,381,733,152
Distributions in excess of net investment income	(51,321,688)
Accumulated net realized gain	71,439,459
Net unrealized appreciation	418,917,129
$2,820,768,052
Net assets attributable to:
Class III shares	$1,020,976,146
Class IV shares	$1,799,791,906
Shares outstanding:
Class III	90,323,171
Class IV	159,207,055
Net asset value per share:
Class III	$11.30
Class IV	$11.30

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest	$224,377,329
Dividends	1,451,764
Dividends from affiliated issuers (Note 8)	2,565,653
Total investment income	228,394,746
Expenses:
Management fee (Note 3)	9,396,929
Shareholder service fee – Class III (Note 3)	1,631,227
Shareholder service fee – Class IV (Note 3)	1,597,352
Custodian and fund accounting agent fees	1,413,104
Audit and tax fees	120,449
Legal fees	251,820
Trustees fees and related expenses (Note 3)	74,660
Registration fees	33,336
Interest expense (Note 2)	5,823,624
Miscellaneous	48,131
Total expenses	20,390,632
Net investment income (loss)	208,004,114
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	96,077,973
Investments in affiliated issuers	1,052,526
Realized gains distributions from affiliated issuers (Note 8)	185,975
Closed futures contracts	(13,666)
Closed swap contracts	65,169,364
Written options	1,990,250
Foreign currency, forward contracts and foreign currency related transactions	53,378,078
Net realized gain (loss)	217,840,500
Change in net unrealized appreciation (depreciation) on:
Investments	59,109,815
Open futures contracts	(107,028)
Open swap contracts	28,652,429
Written options	(40,259,930)
Foreign currency, forward contracts and foreign currency related transactions	8,051,656
Net unrealized gain (loss)	55,446,942
Net realized and unrealized gain (loss)	273,287,442
Net increase (decrease) in net assets resulting from operations	$481,291,556

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$208,004,114	$199,238,722
Net realized gain (loss)	217,840,500	106,376,098
Change in net unrealized appreciation (depreciation)	55,446,942	158,824,769
Net increase (decrease) in net assets from operations	481,291,556	464,439,589
Distributions to shareholders from:
Net investment income
Class III	(109,362,466)	(101,367,334)
Class IV	(171,688,730)	(152,736,370)
Total distributions from net investment income	(281,051,196)	(254,103,704)
Net realized gains
Class III	(50,025,113)	(25,122,881)
Class IV	(74,287,587)	(37,649,329)
Total distributions from net realized gains	(124,312,700)	(62,772,210)
	(405,363,896)	(316,875,914)
Net share transactions (Note 7):
Class III	(100,779,282)	104,134,829
Class IV	205,303,225	220,470,474
Increase (decrease) in net assets resulting from net share transactions	104,523,943	324,605,303
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	839,203	1,308,564
Class IV	466,801	1,294,427
Increase in net assets resulting from net purchase premiums and redemption fees	1,306,004	2,602,991
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	105,829,947	327,208,294
Total increase (decrease) in net assets	181,757,607	474,771,969
Net assets:
Beginning of period	2,639,010,445	2,164,238,476
End of period (including distributions in excess of net investment income of $51,321,688 and $43,698,393, respectively)	$2,820,768,052	$2,639,010,445

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003		2002
Net asset value, beginning of period	$11.09	$10.51	$9.51	$9.30		$8.96
Income (loss) from investment operations:
Net investment income (loss)†	0.88	0.89	1.01	0.90		0.97
Net realized and unrealized gain (loss)	1.14	1.16	1.81	0.49		0.56
Total from investment operations	2.02	2.05	2.82	1.39		1.53
Less distributions to shareholders:
From net investment income	(1.26)	(1.18)	(1.06)	(0.99)		(1.19)
From net realized gains	(0.55)	(0.29)	(0.76)	(0.19)		—
Total distributions	(1.81)	(1.47)	(1.82)	(1.18)		(1.19)
Net asset value, end of period	$11.30	$11.09	$10.51	$9.51		$9.30
Total Return(a)	19.50%	20.58%	30.46%	15.94	%(b)	18.53	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,020,976	$1,088,609	$925,517	$822,080		$570,459
Net operating expenses to average daily net assets(c)	0.57%	0.57%	0.57%	0.57%		0.57%
Interest expense to average daily net assets(d)	0.22%	0.08%	0.08%	0.08%		0.14%
Total net expenses to average daily net assets	0.79%	0.65%	0.65%	0.65%		0.71%
Net investment income to average daily net assets	7.75%	8.22%	9.44%	9.78%		10.78%
Portfolio turnover rate	144%	121%	119%	121%		130%
Fees and expenses reimbursed by the Manager to average daily net assets:	— (e)	— (e)	— (e)	0.01	%(e)	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.01	$0.03	$0.01		—	(f)

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the period shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses (See Note 3).

(f)  Purchase and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003		2002
Net asset value, beginning of period	$11.09	$10.51	$9.52	$9.29		$8.95
Income (loss) from investment operations:
Net investment income (loss)†	0.88	0.90	1.06	0.91		0.98
Net realized and unrealized gain (loss)	1.15	1.16	1.75	0.50		0.55
Total from investment operations	2.03	2.06	2.81	1.41		1.53
Less distributions to shareholders:
From net investment income	(1.27)	(1.19)	(1.06)	(0.99)		(1.19)
From net realized gains	(0.55)	(0.29)	(0.76)	(0.19)		—
Total distributions	(1.82)	(1.48)	(1.82)	(1.18)		(1.19)
Net asset value, end of period	$11.30	$11.09	$10.51	$9.52		$9.29
Total Return(a)	19.57%	20.64%	30.38%	16.25	%(b)	18.60	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,799,792	$1,550,402	$1,238,209	$616,174		$489,615
Net operating expenses to average daily net assets(c)	0.52%	0.52%	0.52%	0.52%		0.52%
Interest expense to average daily net assets(d)	0.22%	0.08%	0.08%	0.08%		0.14%
Total net expenses to average daily net assets	0.74%	0.60%	0.60%	0.60%		0.66%
Net investment income to average daily net assets	7.75%	8.29%	9.95%	9.89%		10.83%
Portfolio turnover rate	144%	121%	119%	121%		130%
Fees and expenses reimbursed by the Manager to average daily net assets:	— (e)	— (e)	— (e)	0.01	%(e)	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	— (f)	$0.01	$0.04	$0.01		—	(f)

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses exclude expenses incurred indirectly through invesment in underlying fund(s) (See Note 3).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses (See Note 3).

(f)  Purchase and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Eastern Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG).

Throughout the year ended February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class IV. The principal economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the classes of shares is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Fund's prospectus.

The financial statements of other fund(s) of the Trust in which the Fund invests ("underlying fund(s)") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security, and at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain investments in securities held by the Fund, or underlying fund(s) in which it invests, are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or underlying fund(s). As of February 28, 2006, the total value of these securities represented 25.3% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $133,529 indirectly in conjunction with the settlement. In April of 2006, SPHF entered into an additional settlement agreement with another defendant and the Fund indirectly received $743,312 in conjunction with that settlement. Those settlement proceeds received in April of 2006 are not reflected in the net asset value of the Fund as of February 28, 2006. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net assets of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. See the Schedule of Investments for open written options contracts entered into by the Fund as of February 28, 2006.

For the year ended February 28, 2006, the Fund's investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$—	$—	$—	$—
Options written	480,000,000	6,943,750	130,000,000	1,187,250
Options exercised	(60,000,000)	(540,000)	(38,000,000)	(256,250)
Options expired	(120,000,000)	(1,059,250)	(92,000,000)	(931,000)
Options sold	—	—	—	—
Outstanding, end of period	$300,000,000	$5,344,500	$—	$—

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The risk associated with purchasing put and call options is limited to the premium paid. See the Schedule of Investments for open purchased option contracts entered into by the Fund as of February 28, 2006.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. See the Schedule of Investments for open loan agreements entered into by the Fund as of February 28, 2006.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return, forward swap spread lock and credit default swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. The Fund may use credit default swaps to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where the Fund owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expense. As of February 28, 2006, the Fund had entered into reverse repurchase agreements having a market value plus accrued interest of $497,812,117, collateralized by securities with a market value of $498,754,640. See the Schedule of Investments for open reverse repurchase agreements entered into by the Fund as of February 28, 2006.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. As of February 28, 2006, the Fund did not enter into any delayed delivery commitments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2006, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $314,677,198 and $254,103,704, respectively and long-term capital gains – $90,686,698 and $62,772,210, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $65,079,075 and $33,725,771 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to differing treatments for defaulted bonds and certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,646,629,059	$442,963,600	$(122,025,839)	$320,937,761

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$65,423,787	$(65,423,787)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases of Fund shares was 0.50% of the amount invested. In the case of cash redemptions, the fee is currently 0.25% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $394,550 and $1,785,929 in purchase premiums and $911,454 and $817,062 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are typically less liquid than those of developed markets.

The Fund owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil. The Fund's financial

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

position would be substantially adversely affected in the case of a default by these countries on obligations held by the Fund, or on obligations issued by those countries generally. The Fund has purchased default protection in the form of credit default swap agreements with respect to debt associated with those countries, which may offset some of the losses that the Fund might experience in the case of a default on bonds issued by such countries; however the Fund as of February 28, 2006, has sold more of such default protection than it has purchased. In addition, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of the Fund's losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if the Fund incurs substantial losses due to weakening of the credit or virtual default by the countries.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") related to Argentina's failure to make payments on certain sovereign debt. The applicable defaulted sovereign debt, which continues to be valued according to the Fund's valuation policy, represented 1.6% of the net assets of the Fund as of February 28, 2006. The Fund's costs associated with this action will be borne by the Fund.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
< 0.001%	0.000%	0.001%	0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and Chief Compliance Officer ("CCO") during the year ended February 28, 2006 was $51,874 and $16,734, respectively. No remuneration was paid to any other officer of the Trust.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $3,818,839,739 and $3,887,455,427, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 50.1% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 0.2% of the Fund's shares were held by twenty-five related parties comprised of certain GMO employee accounts, and 18.4% of the Fund's shares was held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,279,052	$82,133,042	18,447,846	$196,778,449
Shares issued to shareholders in reinvestment of distributions	14,206,621	151,317,024	10,496,759	111,419,528
Shares repurchased	(29,288,921)	(334,229,348)	(18,872,655)	(204,063,148)
Purchase premiums and redemption fees	—	839,203	—	1,308,564
Net increase (decrease)	(7,803,248)	$(99,940,079)	10,071,950	$105,443,393

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	12,753,479	$144,733,629	20,627,830	$217,128,999
Shares issued to shareholders in reinvestment of distributions	22,808,057	243,099,656	17,398,521	184,619,120
Shares repurchased	(16,093,592)	(182,530,060)	(16,105,655)	(181,277,645)
Purchase premiums and redemption fees	—	466,801	—	1,294,427
Net increase (decrease)	19,467,944	$205,770,026	21,920,696	$221,764,901

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$102,308,184	$107,465,653	$113,000,000	$2,565,653	$—	$98,479,942
GMO Special Purpose Holding Fund	332,058	—	—	—	185,975	176,198	*
GMO World Opportunity Overlay Fund	16,308,824	13,200,000	—	—	—	29,650,120
Totals	$118,949,066	$120,665,653	$113,000,000	$2,565,653	$185,975	$128,306,260

*  After the effect of return of capital distributions of $118,024 and $33,736 on April 5, 2005 and February 21, 2006, respectively.

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.83%	$1,000.00	$1,105.60	$4.33
2) Hypothetical	0.83%	$1,000.00	$1,020.68	$4.16
Class IV
1) Actual	0.78%	$1,000.00	$1,106.10	$4.07
2) Hypothetical	0.78%	$1,000.00	$1,020.93	$3.91

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $90,686,698 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $9,012,028 and $19,353,010, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Fund returned +38.0% for the fiscal year ended February 28, 2006, as compared to +37.9% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 0.3% from performance during the period. The Fund's overweights in Brazil and Korea contributed positively to performance. The Fund's underweight in Russia and overweight in Taiwan detracted from performance.

Stock selection added 0.4% during the fiscal year. Stock selection was particularly successful in Brazil, Korea, and Taiwan. Stock selection in South Africa detracted from performance.

For the period, the value and the momentum models outperformed while the macroeconomic and the reversal models underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Emerging Markets Fund Class III Shares and the S&P/IFC Investable Composite Index As of February 28, 2006

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
2/29/96
$4,960,000
$17,068,815
$11,538,755
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Emerging Markets Fund
S&P/IFC Investable Composite Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	35.79%	26.84%	13.06%	n/a
Class IV	35.85%	26.89%	n/a	**1/9/98** 17.18%
Class V*	35.92%	n/a	n/a	**8/4/03** 45.86%
Class VI	35.87%	n/a	n/a	**6/30/03** 46.08%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV, V and VI shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  For the period from 10/27/04 to 2/11/05, no Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore, the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	77.9%
Preferred Stocks	16.6
Debt Obligation(s)	2.0
Private Equity Securities	0.7
Investment Funds	0.3
Convertible Securities	0.0
Mutual Funds	0.0
Rights And Warrants	0.0
Swaps	0.1
Short-Term Investment(s)	2.5
Other	(0.1)
100.0%
Country Summary**	% of Investments
South Korea	25.3%
Brazil	19.2
Taiwan	18.6
China	7.8
Mexico	6.6
South Africa	6.3
Russia	3.3
India	2.8
United States	2.0
Malaysia	1.8
Israel	1.7
Thailand	1.4
Turkey	1.1
Poland	0.9
Philippines	0.5
Chile	0.3
Argentina	0.2
Venezuela	0.1
Indonesia	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table excludes short-term investments and any investment in the underlying fund(s) that is less than 3% of invested assets.

1

GMO Emerging Markets Fund

(A Series of GMO Trust)

Investments Concentration Summary — (Continued)

February 28, 2006 (Unaudited)

Industry Sector Summary	% of Investments*
Financials	21.3%
Information Technology	20.7
Energy	13.5
Materials	9.6
Telecommunication Services	9.3
Consumer Discretionary	8.8
Industrials	8.1
Utilities	3.6
Consumer Staples	3.0
Health Care	1.0
Miscellaneous	1.1
100.0%

* The table excludes short-term investment(s).

2

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 77.8%
	Argentina — 0.2%
431,100	IRSA Inversiones y Representaciones SA GDR *	5,505,147
273,350	Telecom Argentina SA ADR *	3,441,477
124,598	Tenaris SA ADR	19,954,370
		28,900,994
	Brazil — 5.3%
267,637,000	Aes Tiete SA	6,742,915
6,380,020	Banco do Brasil SA	165,216,529
3,834,000	Companhia de Concessoes Rodoviarias	36,200,471
383,277,898	Companhia Saneamento Basico SAO PA	30,882,434
1,574,272	Companhia Siderurgica Nacional SA	47,402,379
14,306	Cyrela Brazil Realty ADR	2,628,099
896,700	Cyrela Brazil Realty SA	16,472,930
2,425,069,400	Electrobras (Centro)	51,379,266
1,791,100	Iochpe Maxion SA	14,296,748
1,503,000	Localiza Rent A Car *	26,167,134
2,533,400	Petroleo Brasileiro SA (Petrobras)	57,981,276
200,000	Petroleo Brasileiro SA (Petrobras) ADR	17,508,000
1,073,200	Rossi Residencial SA	14,302,595
2,413,104	Souza Cruz SA (Registered)	39,807,409
3,029,538	Tele Centro Oeste Celular Participacoes SA	46,366,840
535,900	Tractebel Energia SA	4,403,793
872,900	Unibanco-Uniao de Bancos Brasileiros SA GDR	76,771,555
357,400	Universo Online SA *	2,642,421
		657,172,794
	Chile — 0.3%
123,076	Banco De Chile ADR	5,398,113
230,600	Banco Santander Chile SA ADR	10,951,194
131,000	Compania Cervecerias Unidas ADR	3,563,200
624,600	Compania de Telecommunicaciones de Chile ADR	5,371,560
129,400	Empresa Nacional de Electricidad SA ADR	4,089,040

See accompanying notes to the financial statements.

3

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Chile — continued
354,281	Enersis SA ADR	4,347,028
86,700	Lan Airlines SA	3,541,695
		37,261,830
	China — 7.5%
41,492,000	Bank of Communications Co Ltd *	24,886,429
6,316,800	Beijing Enterprises H Shares	12,514,884
64,444,000	China Construction Bank Class H 144A *	30,112,466
38,171,100	China Cosco Holdings Co Ltd *	18,426,477
282,600	China Finance Online Co ADR *	1,667,340
50,708,442	China Mobile Ltd	245,005,068
382,249	China Mobile Ltd ADR *	9,261,893
8,516,000	China Paradise Eletronics *	4,061,563
209,189,301	China Petroleum & Chemical Corp Class H	124,455,487
9,779,000	China Resources Enterprise Ltd	21,386,513
983,000	China Telecom Corp Ltd ADR	36,066,270
173,074,100	China Telecom Corp Ltd Class H	63,244,920
25,108,000	CNOOC Ltd	20,807,415
52,000	CNOOC Ltd ADR	4,309,760
10,622,000	Foxconn International Holdings 144A *	18,271,499
32,395,200	Guangdong Investments Ltd	14,672,818
16,304,000	Huaneng Power International Inc Class H	10,914,658
2,258,000	Parkson Retail Group Ltd *	5,733,846
2,910,000	Peace Mark Holdings Ltd	1,259,891
217,104,601	PetroChina Co Ltd Class H	211,135,407
21,824,000	Pico Far East Holding Ltd *	4,810,456
1,060,300	Shandong Molong Petroleum Machinery Co Ltd	239,712
12,255,000	Shanghai Industrial Holdings Ltd	26,235,958
33,902,000	Sinochem Hong Kong Holding *	9,900,228
9,064,887	Weiqiao Textile Co	14,515,224
		933,896,182
	Hungary — 0.0%
100	Magyar Telecom	2,325

See accompanying notes to the financial statements.

4

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	India — 2.7%
1,686,500	Amtek Auto Ltd	13,231,862
2,252,000	Bank of India	6,801,956
535,463	Bharat Electronics Ltd	13,284,667
5,948,177	CBAY Systems Ltd (a) (b)	9,718,528
2,974,088	CBAY Systems Ltd INR (a) (b)	4,859,264
21,797,849	Centurion Bank Ltd *	12,622,863
3,000	Cipla Ltd (Shares Under Objection) * (b)	—
184,105	Galaxy Entertainment Corp Ltd *	1,034,715
2,242,410	Gammon India Ltd	26,989,834
1,046,820	Geodesic Information Systems Ltd	4,983,537
200	HCL Infosystems Ltd (Shares Under Objection)	—
636,800	HCL Technologies Ltd	8,731,941
155,789	Hero Honda Motors Ltd	3,120,138
2,593,725	Hexaware Technologies Ltd	8,006,792
714,000	ICICI Bank Ltd	9,851,236
136,000	Infosys Technologies Inc	8,646,585
1,500	ITC Ltd (Shares Under Objection) *	—
1,522,593	IVRCL Infrastructure	35,438,891
1,656,245	Jaiprakash Associates Ltd	16,585,849
325,272	Jindal Steel & Power Ltd	11,296,194
440,338	KEI Industries	3,077,357
1,235,178	Kirloskar Brothers Ltd	8,591,711
87	Mahind GESCO Developers Ltd *	707
680,000	Mahindra & Mahindra	8,976,883
700	National Thermal Power Co	2,077
15,956	NIIT Technologies Ltd	63,016
306,800	Raymond Ltd	3,021,769
912,279	Reliance Capital Ltd	10,263,152
364,911	Reliance Energy Ltd	5,083,355
900	Reliance Energy Ltd (Shares Under Objection) *	—
7,133	Reliance Industries Ltd (Shares Under Objection) *	—
1,882,800	Rolta India Ltd	9,374,809
174,899	Sakthi Sugars Ltd *	668,057
328,200	Satyam Computer Services Ltd	5,697,594
2,889,220	Shasun Chemicals	6,270,165

See accompanying notes to the financial statements.

5

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	India — continued
219,144	Siemens India Ltd	22,257,439
1,975,450	Sintex Industries Ltd	8,548,449
2,053,963	Spicejet Ltd *	3,474,814
1,846,700	Syndicate Bank	3,872,902
668,119	Tasc Pharmaceuticals Ltd *	3,381,618
1,850,100	Union Bank of India	5,065,672
5,748,111	United Phosphorous	35,110,682
262,100	UTV Software Communications Ltd * (a)	1,050,192
67,166	Welspun India Ltd *	155,249
600	Wockhardt Ltd	6,908
		339,219,429
	Indonesia — 0.1%
60,628,000	Matahari Putra Prima Tbk PT	5,184,576
15,814,950	Mayora Indah Tbk PT	1,253,708
63,946,500	Summarecon Agung	5,884,793
		12,323,077
	Israel — 1.6%
8,509,700	Bank Hapoalim B.M.	38,945,062
5,624,300	Bank Leumi Le	20,293,995
1,296,500	Check Point Software Technologies Ltd *	27,563,590
2,359,900	Israel Chemicals Ltd	8,814,993
4,167,800	Israel Discount Bank Class A *	7,868,888
22,300	Teva Pharmaceutical Industries	937,994
2,138,400	Teva Pharmaceutical Industries ADR	89,791,416
31,500	The Israel Corp Ltd	10,517,956
		204,733,894
	Lebanon — 0.0%
12,059	Banque Libanaise pour le Commerce Sal *	35,695
	Malaysia — 1.8%
21,744,060	Arab-Malaysian Corp Berhad *	7,613,640

See accompanying notes to the financial statements.

6

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Malaysia — continued
18,047,700	Berjaya Sports Toto	22,256,239
49,781,030	Bumiputra-Commerce Holdings Berhad	77,632,947
1,073,817	Edaran Otomobil Berhad	866,685
11,370,000	Habib Corporation Berhad	4,342,636
9,802,531	Highlands and Lowlands Berhad	11,120,002
9,954,740	IJM Corp Berhad	12,264,293
11,900,860	Maxis Communications Berhad	27,855,701
14,749,540	MISC Berhad	38,476,647
1,370,900	Sunway City Berhad	622,127
3,343,628	Top Glove Corp Berhad	6,886,344
6,651,800	UMW Holdings Berhard	12,888,198
		222,825,459
	Mexico — 6.4%
5,700,900	Alfa SA de CV Class A	30,265,112
3,034,530	America Movil SA de CV Class L ADR	105,389,227
4,595,289	Carso Global Telecom Class A *	11,055,015
77,471	Cemex SA de CV ADR (Participating Certificates)	4,784,609
22,703,072	Cemex SA de CV CPO	140,531,474
27,921,500	Corporacion GEO SA de CV Series B *	109,287,017
2,985,854	Fomento Economico Mexicano SA de CV	25,796,638
6,551,000	Grupo Cementos de Chihuahua SA de CV	20,000,094
31,344,600	Grupo Financiero Banorte SA de CV	76,483,816
8,232,755	Grupo Financiero Serfin SA de CV Class B * (b)(c)(c)	7,859
11,703,800	Grupo Mexico SA Class B	29,999,716
3,638,532	Sare Holding SA de CV *	4,473,918
9,395,400	Telefonos de Mexico SA de CV Class L ADR	210,363,006
11,406,320	Wal-Mart de Mexico SA de CV Class V	32,580,152
		801,017,653
	Philippines — 0.5%
88,961,950	Ayala Land Inc	19,291,321
4,011,240	Bank of the Philippine Islands	4,566,677
6,219,000	Fil-Hispano Corp *	936,447

See accompanying notes to the financial statements.

7

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Philippines — continued
5,745,823	First Philippine Holdings	4,605,572
367,517	Philippine Long Distance Telephone	12,615,911
253,700	Philippine Long Distance Telephone ADR	8,752,650
4,665,776	San Miguel Corp Class B	7,490,745
39,545,999	SM Prime Holdings	6,091,155
		64,350,478
	Poland — 0.2%
179,000	BRE Bank *	10,590,931
850,100	Polski Koncern Naftowy Orlen SA	15,633,478
		26,224,409
	Russia — 2.9%
410,400	JSC Mining & Smelting Co ADR	36,525,600
2,705,600	Lukoil ADR	216,448,000
651,800	Mobile Telesystems ADR	23,510,426
204,400	OAO Gazprom ADR	17,292,240
317,700	Polyus Gold Co ZAO ADR *	11,437,200
135,000	Rusia Petroleum *	418,500
5,500	Sberbank RF	8,552,500
2,200	Sberbank RF *	3,399,000
726,500	Unified Energy Systems GDR	50,092,175
		367,675,641
	South Africa — 6.1%
857,875	ABSA Group Ltd	15,935,203
1,850,600	AECI Ltd	16,033,546
6,088,430	African Bank Investments Ltd	28,450,519
204,300	AngloGold Ashanti Ltd	10,449,935
6,330,100	AVI Ltd	17,153,856
2,060,000	Barlow Ltd	39,729,890
4,335,790	Foschini Ltd	40,053,715
632,700	Impala Platinum Holdings Ltd	107,425,853
2,422,500	Mr. Price Group Ltd	8,324,239

See accompanying notes to the financial statements.

8

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	South Africa — continued
1,051,000	Naspers Ltd Class N	20,788,728
632,953	Nedcor Ltd	12,217,293
35,105,000	Old Mutual Plc	110,323,744
2,990,842	Remgro Ltd	62,729,159
27,075,971	Sanlam Ltd	70,091,550
2,581,310	Sasol Ltd	88,396,459
4,106,400	Steinhoff International Holdings	13,439,998
2,469,541	Telkom SA Ltd	64,974,545
1,400,948	Tiger Brands Ltd	34,727,214
413,600	Tongaat-Hulett Group	6,172,067
		767,417,513
	South Korea — 21.5%
856,356	Ace Digitech Co Ltd *	7,552,915
78,080	Amorepacific Corp	27,232,786
497,400	CDNetworks Co Ltd *	12,940,875
1,093,400	Cheil Industries Inc	42,079,559
131,800	CJ CGV Co Ltd	3,488,812
51,236	Clover Hitech Co Ltd *	212,395
767,230	Dae Han Pulp Industries *	2,893,639
88,400	Dae Won Kang Up Co	1,624,446
3,479,450	Daegu Bank	53,870,386
420,320	Daelim Industrial Co Ltd	28,091,741
709,260	Daesang Corp *	10,815,967
401,390	Daewoo Engineering & Construction Co Ltd	5,186,567
600,240	Daewoo International Corp	22,805,217
629,800	Daewoo Securities Co Ltd *	10,946,873
1,235,300	Dongwon Financial Holding Co Ltd	47,324,088
2,305,610	Doosan Infracore Co Ltd	38,724,355
924,000	DPI Co Ltd	7,456,217
853,000	Ecoplastic Corp	4,956,874
995,300	Global Enterprises	8,710,859
482,679	Hana Financial Group Inc	20,629,432
500,200	Hana Securities Co Ltd	9,133,022

See accompanying notes to the financial statements.

9

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	South Korea — continued
251,400	Hana Tour Service Inc	16,412,339
221,465	Hanil Cement Manufacturing	17,377,087
956,500	Hanjin Heavy Industry & Construction	23,947,385
637,900	Hanjin Shipping	14,932,126
286,700	Hanjin Transportation Co	8,171,584
2,287,200	Hansol CSN	10,009,688
3,452,938	Hanwha Corp	106,514,373
147,800	Honam Petrochemical Co	8,676,699
3,144,140	Hynix Semiconductor Inc *	106,060,741
1,917,800	Hyundai Development Co	87,034,985
193,100	Hyundai Engineering & Construction *	9,292,999
165,069	Hyundai Mipo Dockyard	13,150,238
518,300	Hyundai Mobis	43,577,020
2,122,820	Hyundai Motor Co	180,417,706
1,998,100	Hyundai Securities Co *	31,438,319
5,032,000	Industrial Bank of Korea	82,504,570
549,800	Inzi Controls Co Ltd	5,240,969
3,510,700	KIA Motors Corp	75,369,746
1,798,970	Kolon Construction	21,481,194
2,794,590	Kookmin Bank	211,822,192
40,900	Kookmin Bank ADR	3,098,175
212,900	Korea Cement Co Ltd *	2,847,441
1,402,500	Korea Electric Power Corp	59,847,411
201,500	Korea Electric Terminal Co	3,585,412
9,249,900	Korea Real Estate *	10,386,417
963,500	Korean Air Lines Co Ltd	31,760,443
400	KT Corp	15,845
1,743,300	KT&G Corp	103,343,982
576,000	KT&G Corp GDR 144A *	16,646,400
343,400	Kumgang Construction Co	8,139,342
563,100	Kumho Industrial Co Ltd	12,809,937
3,089,894	LG Corp	107,337,400
127,618	LG Home Shopping Inc	12,958,530
1,431,800	LG Insurance Co Ltd	21,688,919

See accompanying notes to the financial statements.

10

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	South Korea — continued
1,003,120	LG Investment & Securities Co Ltd	23,725,550
214,600	Megastudy Co Ltd	12,588,125
747,360	Nasan Co Ltd *	10,823,742
166,828	NHN Corp *	47,028,839
1,058,600	Poongsan Corp	22,798,626
267,349	POSCO	63,007,528
794,190	Pumyang Construction Co Ltd	8,679,199
455,300	Pyung Hwa Industrial Co	3,008,757
4,176,800	Samick Musical Instruments	7,993,729
566,924	Samsung Electronics Co Ltd	397,455,647
215,900	Samsung SDI Co Ltd	19,076,960
188,690	Samsung Securities	11,078,186
656,400	Sejong Industrial Co	3,051,900
234,600	SFA Engineering Corp	7,355,942
979,270	Shinhan Financial Group Co Ltd	38,258,377
1,523,620	Simm Tech Co Ltd	15,909,963
605,120	SK Corp	37,286,324
6,000	SK Telecom Co Ltd	1,246,844
2,150,400	SK Telecom Co Ltd ADR	51,932,160
264,683	SM Entertainment *	3,364,342
1,006,200	SSCP Co Ltd *	21,968,527
629,233	Taewoong Co Ltd	9,428,581
275,127	Wooree Eti Co Ltd	4,765,972
1,863,700	Woori Finance Holdings Co Ltd	36,609,454
		2,693,017,913
	Sri Lanka — 0.0%
417,000	Lanka Walltile Ltd	182,528
	Taiwan — 18.1%
30,826,240	Acer Inc	68,209,486
62,206,511	Asustek Computer Inc	175,314,417
13,154,000	AU Optronics Corp	21,016,444
4,689,000	Avermedia Technologies Inc	6,257,443

See accompanying notes to the financial statements.

11

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Taiwan — continued
26,736,255	Benq Corp	26,229,469
27,470,820	Cheng Loong Corp	8,566,362
70,039,000	China Bills Finance Corp	22,827,830
75,319,651	China Development Financial Holding Corp *	28,839,438
72,193,096	China Steel Corp	65,321,176
23,883,382	Chinatrust Financial Holding Co	20,032,734
37,486,499	Chung Hung Steel Corp	12,095,765
41,326,000	Chunghwa Telecom Co Ltd	75,236,103
845,220	Chunghwa Telecom Co Ltd ADR	15,974,658
24,561,565	Compal Electronics Inc	22,846,142
5,901,000	Delta Electronics Inc	14,047,110
22,474,300	Evergreen Marine Corp	14,549,825
25,671,305	Far Eastern International Bank	11,206,756
32,829,868	Far Eastern Textile Co Ltd	24,163,119
9,187,000	Far Eastone Telecommunications Co Ltd	11,241,374
26,176,960	Formosa Chemicals & Fibre Co	41,153,177
19,951,587	Formosa Petrochemical Corp	35,606,240
33,523,590	Formosa Plastics Corp	53,047,862
21,184,000	Fubon Financial Holding Co Ltd	18,923,842
18,975,917	Gigabyte Technology Co Ltd	15,985,546
4,200,600	High Tech Computer Corp	89,978,987
41,810,477	Hon Hai Precision Industry Co Ltd	264,378,841
47,844,876	Inventec Co Ltd	29,167,232
21,232,080	KGI Securities Co Ltd	6,549,063
4,020,633	Les Enphants Co Ltd	2,479,707
30,850,842	Lite-On Technology Corp	41,576,502
10,013,000	MediaTek Inc	102,485,102
96,647,000	Mega Financial Holdings Co Ltd	73,309,119
22,259,735	Micro-Star International Co Ltd	12,595,935
15,411,306	Mitac International Corp	21,665,303
6,987,772	Nan Ya Plastic Corp	9,884,433
6,530,719	Novatek Microelectronics	45,018,279
14,792,462	Oriental Union Chemical	9,543,156
22,582,556	Realtek Semiconductor Corp	24,761,722

See accompanying notes to the financial statements.

12

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Taiwan — continued
22,886,736	Shin Kong Financial Holdings	19,783,639
19,969,636	Siliconware Precision Industries Co	25,311,324
39,289,128	Sinopac Holdings Co	20,784,294
49,900,125	Taishin Financial Holdings Co Ltd	30,316,511
50,716,000	Taiwan Cellular Corp	46,800,066
65,597,046	Taiwan Cement Corp	49,434,142
6,491,000	Taiwan FU Hsing Ind Co Ltd	7,031,995
193,917,804	Taiwan Semiconductor Manufacturing Co Ltd	359,321,465
2,873,238	Taiwan Semiconductor Manufacturing Co Ltd ADR	27,956,606
12,636,800	Tsann Kuen Enterprises Co Ltd	22,056,737
14,451,000	U-Ming Marine Transport Co	14,545,721
5,649,000	Waffer Technology Co Ltd	5,448,651
68,902,450	Walsin Lihwa Corp	22,408,133
23,361,703	Wan Hai Lines Ltd	14,353,296
44,157,000	Waterland Financial Holdings	14,372,644
9,903,445	Wintek Corp	13,928,180
29,161,600	Yang Ming Marine Transport	17,845,995
35,196,659	Yieh Phui Enterprise	14,355,135
		2,268,140,233
	Thailand — 1.4%
5,246,500	Advanced Info Service Pcl (Foreign Registered) (b)	12,632,166
27,379,600	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	16,544,951
14,833,400	Central Pattana Pcl (Foreign Registered) (b)	6,824,236
13,394,100	Home Product Center Pcl (Foreign Registered) (b)	2,722,656
24,756,000	Kasikornbank Pcl NVDR (b)	42,159,702
20,525,000	Major Cineplex Group (b)	8,081,948
28,256,000	Power Line Engineering PCL (b)	6,412,833
7,807,900	Ptt Pcl (Foreign Registered) (b)	49,738,719
14,256,100	Saha Pathana International Holding Pcl (Foreign Registered) (b)	6,215,820
2,268,000	Siam Cement Pcl (Foreign Registered) NVDR (b)	14,021,384
3,108,050	Star Block Co Ltd (Foreign Registered) * (b) (c)	795
18,117,900	Yarnapund PCL (b)	6,055,761
		171,410,971

See accompanying notes to the financial statements.

13

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Turkey — 1.1%
5,937,992	Akbank TAS	60,109,746
2,862,695	Doktas Dokumculuk Ticaret	5,739,551
926,823	Finansbank AS *	5,074,956
81,588	Galatasaray Sportif Sinai ve Ticari Yatirimlar AS	7,420,149
42,150	Medya Holding AS * (b) (c)	321
2,865,700	Petkim Petrokimya Holding *	15,892,640
2,210,123	Trakya Cam Sanayii AS	9,580,564
2,178,571	Turkiye IS Bankasi Class C	20,571,747
1,716,996	Vestel Elektronik Sanayi *	7,460,047
		131,849,721
	Venezuela — 0.1%
1,054,012	Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR	18,255,488
	TOTAL COMMON STOCKS (COST $6,647,108,966)	9,745,914,227
	PREFERRED STOCKS — 16.6%
	Brazil — 13.4%
2,978,106	Banco Bradesco SA 3.66%	122,854,761
4,803,370	Banco Itau Holding Financeira SA 2.79%	155,399,821
31,182,998	Caemi Mineracao e Metalurgica SA 1.35%	53,746,067
1,365,517,800	Companhia Energetica de Minas Gerais 4.11%	70,092,508
3,538,342,100	Companhia Paranaense de Energia 2.89%	38,824,286
449,800	Companhia Vale do Rio Doce Class A 0.36%	19,148,538
2,592,292,560	Electrobras (Centro) SA Class B 8.09%	56,948,645
741,656,700	Geracao Tiete 8.80%	19,380,518
4,145,388	Gerdau SA 4.84%	95,655,292
63,983,539	Investimentos Itau SA 4.28%	278,713,320
65,404,510	Net Servicos de Comunicacoa SA *	34,804,378
31,021,652	Petroleo Brasileiro SA (Petrobras) 0.44%	653,740,959
521,700	Petroleo Brasileiro SA ADR 2.26%	41,720,349
7,876,923	Sadia SA 4.03%	25,223,959
407,300	Tele Centro Oeste Celular SA ADR 6.50% (d)	5,991,383
13,373,023	Unipar, Class B 1.99%	13,413,958
		1,685,658,742

See accompanying notes to the financial statements.

14

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	South Korea — 3.2%
679,600	Hyundai Motor Co 2.48%	36,492,562
425,560	LG Electronics Inc 2.84%	21,718,533
644,353	Samsung Electronics Co Ltd (Non Voting) 1.18% *	340,956,779
		399,167,874
	TOTAL PREFERRED STOCKS (COST $591,967,972)	2,084,826,616
	DEBT OBLIGATION(S) — 2.0%
	United States — 2.0%
61,922,771	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (e) (f)	65,514,787
173,156,573	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (e)	179,284,757
		244,799,544
	TOTAL DEBT OBLIGATION(S) (COST $246,364,578)	244,799,544
	PRIVATE EQUITY SECURITIES — 0.7%
	Poland — 0.7%
18,179,074	CHP Investors (Multimedia) * (a) (b)	42,295,435
18,340,378	MHP Investors (Tri Media Holdings Ltd) * (a) (b)	39,633,556
		81,928,991
	Russia — 0.0%
90,000	Divot Holdings NV-Class D * (a) (b) (c)	900
124,330	Divot Holdings NV-Class E * (a) (b) (c)	1,243
46,624	Divot Holdings NV, Convertible Securities-Class F * (a) (b) (c)	466
		2,609
	Sri Lanka — 0.0%
2,545,869	Millenium Information Technology * (a) (b)	787,470
	TOTAL PRIVATE EQUITY SECURITIES (COST $51,088,068)	82,719,070

See accompanying notes to the financial statements.

15

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	INVESTMENT FUNDS — 0.4%
	China — 0.1%
692,433	Martin Currie Sino-American Class B Series January 2007 (a)	7,755,247
500,000	Martin Currie Sino-American Class B Series June 2006 * (a)	5,600,000
		13,355,247
	India — 0.0%
170	SPG Infinity Technology Fund I * (a) (b)	132,688
1,371,900	TDA India Technology Fund II LP * (a) (b)	1,030,146
100	UTI Masterplus 1991 Units (Shares Under Objection) * (b)	—
		1,162,834
	Kazakhstan — 0.0%
450,000	Kazakhstan Investment Fund * (a) (b)	98,466
	Poland — 0.0%
1,749,150	The Emerging European Fund II, LP* (a) (b)	519,497
	Russia — 0.3%
9,500,000	NCH Eagle Fund LP* (a) (b)	30,201,328
	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund* (a) (b)	57,856
	TOTAL INVESTMENT FUNDS (COST $28,855,825)	45,395,228
	MUTUAL FUNDS — 0.0%
	United States — 0.0%
	Affiliated Issuer
8,064	GMO Special Purpose Holding Fund	45,402
	TOTAL MUTUAL FUNDS (COST $0)	45,402

See accompanying notes to the financial statements.

16

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2006

	Shares / Par Value ($)	Description	Value ($)
		RIGHTS AND WARRANTS — 0.0%
		India — 0.0%
	126,997	Arvind Mills Ltd Warrants, 144A, Expires 06/12/07 (Goldman Sachs) * (b) (g)	282,788
	107,835	Hero Honda Motors Ltd Warrants, 144A, Expires 05/05/06 (Merrill Lynch) * (b) (g)	2,153,419
	32,542	Uniphos Enterprises Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (b) (g)	25,523
	142,330	United Phosphorus Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (b) (g)	4,346,566
			6,808,296
		Taiwan — 0.0%
	301,091	Waffer Technology Corp Rights, Expires 03/22/06 *	15,310
		Thailand — 0.0%
	2,689,393	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
		TOTAL RIGHTS AND WARRANTS (COST $2,604,510)	6,823,606
		CONVERTIBLE SECURITIES — 0.0%
		India — 0.0%
USD	182,000	Jaiprakash, 0.50%, due 02/17/10	326,690
		Russia — 0.0%
USD	56,000	Lukinter Finance BV, 0.03%, due 11/29/07	221,746
		TOTAL CONVERTIBLE SECURITIES (COST $373,240)	548,436
		SHORT-TERM INVESTMENT(S) — 2.5%
	310,600,000	Societe Generale Time Deposit, 4.56%, due 03/01/06	310,600,000
	2,049,075	The Boston Global Investment Trust (h)	2,049,075
		TOTAL SHORT-TERM INVESTMENT(S) (COST $312,649,075)	312,649,075
		TOTAL INVESTMENTS — 100.0% (Cost $7,881,012,234)	12,523,721,204
		Other Assets and Liabilities (net) — 0.0%	(3,811,068)
		TOTAL NET ASSETS — 100.0%	$12,519,910,136

See accompanying notes to the financial statements.

17

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Additional information on each restricted security is as follows:

Issuer, Description	Acquisition Date	Acquisition Cost	Market Value as a Percentage of Fund's Net Assets	Market Value as of February 28, 2006
CBAY Systems Ltd	5/06/03-8/04/05	$6,100,570	0.12%	$14,577,792
CHP Investors (Multimedia)	12/13/99-3/05/01	18,178,923	0.34%	42,295,435
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,243
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Kazakhstan Investment Fund	10/16/97	3,285,000	0.00%	98,466
Martin Currie Sino-American Class B Series June 2006	3/17/05	5,000,000	0.04%	5,600,000
Martin Currie Sino-American Class B Series January 2007	1/20/06	7,500,000	0.06%	7,755,247
MHP Investors (Tri Media Holdings Ltd)	11/27/01	27,983,521	0.32%	39,633,556
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/21/97	9,500,000	0.24%	30,201,328
Societe Generale Thalmann Ukraine Fund	7/15/97	260,172	0.00%	57,856
SPG Infinity Technology Fund I	12/23/99	189,555	0.00%	132,688
TDA India Technology Fund II LP	2/23/00-3/23/04	1,371,900	0.01%	1,030,146
The Emerging European Fund II, LP	12/05/97-3/17/00	1,749,150	0.00%	519,498
UTV Software Communications Ltd.	2/29/00	3,004,959	0.01%	1,050,192
				$143,742,283

See accompanying notes to the financial statements.

18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Receive	(Pay)	Index	Net Unrealized Appreciation (Depreciation)
47,818,481	USD	1/10/2007	Deutsche Bank	Return on	1 month LIBOR
				Index	+ 0.55%	Gazprom	$1,330,874
37,919,200	USD	1/31/2007	Deutsche Bank	Return on	1 month LIBOR
				Index	+ 0.55%	Gazprom	203,404
21,450,275	USD	2/02/2007	Deutsche Bank	Return on	1 month LIBOR
				Index	+ 0.55%	Gazprom	1,185
45,986,950	USD	2/02/2007	Deutsche Bank	Return on	1 month LIBOR
				Index	+ 0.55%	Gazprom	246,680
50,231,250	USD	2/07/2007	Deutsche Bank	Return on	1 month LIBOR
				Index	+ 0.55%	Gazprom	6,924,535
37,175,077	USD	5/19/2006	Merrill Lynch	Return on	3 month LIBOR	MSCI Turkey
				Index	–4.00%	Index	1,555,922
13,763,101	USD	9/11/2006	Merrill Lynch	Return on	3 month LIBOR	MSCI Taiwan
				Index	–3.50%	Index	1,156,625
							$11,419,225

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

USD - United States Dollar

*  Non-income producing security.

(a)  Direct placement securities are restricted as to resale.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

(c)  Bankrupt issuer.

(d)  All or a portion of this security is out on loan (Note 2).

(e)  Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

(f)  All or a portion of this security is held as collateral for open swap contracts.

(g)  Structured warrants with risks similar to equity swaps.

(h)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2006, 62.3% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor.

See accompanying notes to the financial statements.

20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value, including securities on loan of $1,913,771 (cost $7,881,012,234) (Note 2)	$12,523,675,802
Investments in affiliated issuers, at value (cost $0) (Notes 2 and 8)	45,402
Cash	22,043,505
Foreign currency, at value (cost $38,143,871) (Note 2)	38,097,296
Receivable for investments sold	36,039,997
Receivable for Fund shares sold	1,521
Dividends and interest receivable	42,503,387
Foreign taxes receivable	1,677,267
Receivable for open swap contracts (Note 2)	11,419,225
Receivable for expenses reimbursed by Manager (Note 3)	149,214
Total assets	12,675,652,616
Liabilities:
Payable for investments purchased	58,386,649
Collateral on securities loaned (Note 2)	2,049,075
Payable for Fund shares repurchased	78,440,056
Accrued capital gain and repatriation taxes payable (Note 2)	3,521,633
Payable to affiliate for (Note 3):
Management fee	7,813,815
Shareholder service fee	1,053,721
Trustees and Chief Compliance Officer fees	22,987
Accrued expenses	4,454,544
Total liabilities	155,742,480
Net assets	$12,519,910,136

See accompanying notes to the financial statements.

21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006 — (Continued)

Net assets consist of:
Paid-in capital	$6,853,244,910
Distributions in excess of net investment income	(4,399,665)
Accumulated net realized gain	1,018,497,950
Net unrealized appreciation	4,652,566,941
$12,519,910,136
Net assets attributable to:
Class III shares	$4,788,394,870
Class IV shares	$3,081,021,381
Class V shares	$1,447,059,003
Class VI shares	$3,203,434,882
Shares outstanding:
Class III	212,880,072
Class IV	137,260,284
Class V	64,500,031
Class VI	142,667,750
Net asset value per share:
Class III	$22.49
Class IV	$22.45
Class V	$22.44
Class VI	$22.45

See accompanying notes to the financial statements.

22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $33,147,118)	$299,376,263
Interest (including securities lending income of $166,046)	8,064,424
Total investment income	307,440,687
Expenses:
Management fee (Note 3)	84,958,860
Shareholder service fee – Class III (Note 3)	6,846,533
Shareholder service fee – Class IV (Note 3)	3,053,914
Shareholder service fee – Class V (Note 3)	678,348
Shareholder service fee – Class VI (Note 3)	1,219,588
Custodian and fund accounting agent fees	14,030,341
Transfer agent fees	65,019
Audit and tax fees	164,658
Legal fees	229,315
Trustees fees and related expenses (Note 3)	197,225
Registration fees	142,282
Miscellaneous	271,915
Total expenses	111,857,998
Fees and expenses reimbursed by Manager (Note 3)	(696,016)
Net expenses	111,161,982
Net investment income (loss)	196,278,705
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax and CPMF tax of $1,857,451 and $440,804, respectively) (Note 2)	2,073,003,290
Investments in affiliated issuers	70,333
Closed swap contracts	21,272,655
Foreign currency, forward contracts and foreign currency related transactions	(10,347,881)
Net realized gain (loss)	2,083,998,397
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $218,291) (Note 2)	1,325,998,306
Open swap contracts	7,318,173
Foreign currency, forward contracts and foreign currency related transactions	53,411
Net unrealized gain (loss)	1,333,369,890
Net realized and unrealized gain (loss)	3,417,368,287
Net increase (decrease) in net assets resulting from operations	$3,613,646,992

See accompanying notes to the financial statements.

23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$196,278,705	$163,707,788
Net realized gain (loss)	2,083,998,397	979,476,425
Change in net unrealized appreciation (depreciation)	1,333,369,890	1,234,346,922
Net increase (decrease) in net assets from operations	3,613,646,992	2,377,531,135
Distributions to shareholders from:
Net investment income
Class III	(94,886,366)	(72,005,938)
Class IV	(59,321,922)	(49,441,849)
Class V	(24,130,575)	(1,769,486)
Class VI	(48,705,197)	(31,573,876)
Total distributions from net investment income	(227,044,060)	(154,791,149)
Net realized gains
Class III	(605,236,149)	(257,307,655)
Class IV	(364,582,631)	(179,643,341)
Class V	(160,197,509)	(24,240)
Class VI	(297,291,532)	(117,184,878)
Total distributions from net realized gains	(1,427,307,821)	(554,160,114)
	(1,654,351,881)	(708,951,263)
Net share transactions (Note 7):
Class III	(459,485,882)	(332,269,901)
Class IV	(618,210,434)	842,762,604
Class V	1,113,485,811	(316,414,743)
Class VI	706,806,874	801,130,131
Increase (decrease) in net assets resulting from net share transactions	742,596,369	995,208,091
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	2,889,096	3,225,794
Class IV	1,273,937	697,130
Class V	611,195	—
Class VI	2,341,043	2,255,094
Increase in net assets resulting from net purchase premiums and redemption fees	7,115,271	6,178,018
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	749,711,640	1,001,386,109
Total increase (decrease) in net assets	2,709,006,751	2,669,965,981
Net assets:
Beginning of period	9,810,903,385	7,140,937,404
End of period (including distributions in excess of net investment income of $4,399,665 and accumulated undistributed net investment income of $1,958,038, respectively)	$12,519,910,136	$9,810,903,385

See accompanying notes to the financial statements.

24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$19.05	$15.78	$8.82	$9.84	$9.04
Income (loss) from investment operations:
Net investment income (loss)†	0.37	0.34	0.23	0.11	0.18
Net realized and unrealized gain (loss)	6.24	4.40	6.97	(1.00)	0.80
Total from investment operations	6.61	4.74	7.20	(0.89)	0.98
Less distributions to shareholders:
From net investment income	(0.43)	(0.32)	(0.24)	(0.13)	(0.18)
From net realized gains	(2.74)	(1.15)	—	—	—
Total distributions	(3.17)	(1.47)	(0.24)	(0.13)	(0.18)
Net asset value, end of period	$22.49	$19.05	$15.78	$8.82	$9.84
Total Return(a)	37.99%	31.45%	82.10%	(9.14)%	11.15%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,788,395	$4,433,098	$4,079,172	$1,215,653	$826,960
Net expenses to average daily net assets	1.10%	1.11%	1.12%	1.16%	1.19	%(b)
Net investment income to average daily net assets	1.88%	2.17%	1.85%	1.12%	2.32%
Portfolio turnover rate	41%	57%	46%	59%	74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.01	$0.06	$0.05	$0.05

(a)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and underlying fund(s) during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate 0.035% of average daily net assets.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$19.02	$15.75	$8.81	$9.83	$9.03
Income (loss) from investment operations:
Net investment income (loss)†	0.40	0.34	0.24	0.11	0.17
Net realized and unrealized gain (loss)	6.20	4.41	6.94	(0.99)	0.82
Total from investment operations	6.60	4.75	7.18	(0.88)	0.99
Less distributions to shareholders:
From net investment income	(0.43)	(0.33)	(0.24)	(0.14)	(0.19)
From net realized gains	(2.74)	(1.15)	—	—	—
Total distributions	(3.17)	(1.48)	(0.24)	(0.14)	(0.19)
Net asset value, end of period	$22.45	$19.02	$15.75	$8.81	$9.83
Total Return(a)	38.05%	31.59%	81.97%	(9.09)%	11.22%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,081,021	$3,255,865	$1,799,736	$1,003,594	$735,455
Net expenses to average daily net assets	1.05%	1.06%	1.08%	1.12%	1.14	%(b)
Net investment income to average daily net assets	2.03%	2.13%	2.05%	1.16%	2.27%
Portfolio turnover rate	41%	57%	46%	59%	74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.00 (c)	$0.05	$0.02	$0.03

(a)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and underlying fund(s) during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  Includes stamp duties and transfer taxes not reimbursed by the Manager, which approximate 0.035% of average daily net assets.

(c)  Purchase premiums and redemption fees were less than $0.01 per share

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

26

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28, 2006	Period from February 11, 2005 (commencement of operations) through February 28, 2005(a)		Period from March 1, 2004 through October 26, 2004(a)		Period from August 4, 2003 (commencement of operations) through February 29, 2004
Net asset value, beginning of period	$19.02	$17.88		$15.77		$10.81
Income (loss) from investment operations:
Net investment income (loss)†	0.22	(0.01)		0.25		0.13
Net realized and unrealized gain (loss)	6.39	1.15		(0.09)		5.02
Total from investment operations	6.61	1.14		0.16		5.15
Less distributions to shareholders:
From net investment income	(0.45)	—		(0.07)		(0.19)
From net realized gains	(2.74)	—		(0.00	)(b)	—
Total distributions	(3.19)	—		(0.07)		(0.19)
Net asset value, end of period	$22.44	$19.02		$15.86		$15.77
Total Return(c)	38.12%	6.38	%**	1.10	%**	47.82	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,447,059	$38,564		$116,417		$382,193
Net expenses to average daily net assets	1.04%	1.03	%*	1.05	%*	1.07	%*
Net investment income to average daily net assets	1.06%	(0.05)%(d)**		1.70%(d)**		1.69	%*
Portfolio turnover rate	41%	57	%***	57	%***	46	%****
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02	%*	0.01	%*	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	—		—		$0.03

(a)  The class was inactive from October 27, 2004 to February 11, 2005.

(b)  Distributions from net realized gains were less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and underlying fund(s) during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

****  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.

27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004(a)
Net asset value, beginning of period	$19.03	$15.76	$10.45
Income (loss) from investment operations:
Net investment income (loss)†	0.38	0.34	0.14
Net realized and unrealized gain (loss)	6.23	4.41	5.42
Total from investment operations	6.61	4.75	5.56
Less distributions to shareholders:
From net investment income	(0.45)	(0.33)	(0.25)
From net realized gains	(2.74)	(1.15)	—
Total distributions	(3.19)	(1.48)	(0.25)
Net asset value, end of period	$22.45	$19.03	$15.76
Total Return(b)	38.07%	31.63%	53.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,203,435	$2,083,376	$879,837
Net expenses to average daily net assets	1.00%	1.01%	1.04	%*
Net investment income to average daily net assets	1.94%	2.15%	1.54	%*
Portfolio turnover rate	41%	57%	46	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.03	$0.04

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and underlying fund(s) during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.

28

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through direct and indirect investment in equity securities traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa, and Europe ("Emerging Markets"). The Fund's benchmark is the S&P/IFC (Investable) Composite Index.

Throughout the year ended February 28, 2006, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Class V was liquidated on October 26, 2004, but became operational again on February 11, 2005. The principal economic difference among the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Fund's prospectus.

The financial statements of other fund(s) of the Trust in which the Fund invests ("underlying fund(s)") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining

29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of underlying fund(s) and other mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund's locally held assets pending resolution of the dispute. The amount of these restricted assets is small relative to the size of the Fund, representing less than 0.1% of the Fund's net assets as of February 28, 2006. The valuation of this possible claim and all matters relating to the Fund's response to these allegations are subject to supervision and control of the Trustees, and all costs in respect of this matter are being borne by the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These

30

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $1,913,771, collateralized by cash in the amount of $2,049,075, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $3,521,633 for potential capital gains and repatriation taxes as of February 28, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2006, the Fund incurred $1,857,451 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. During the year ended February 28, 2006, the Fund incurred $440,804 in CPMF tax which is included in the net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income - $394,742,796 and $226,404,971, respectively and long-term capital gains - $1,259,609,085 and $482,546,292, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $168,163,226 and $907,893,265 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,940,662,294	$4,769,558,410	$(186,499,500)	$4,583,058,910

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and passive foreign investment company transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$24,407,652	$(24,407,652)	$—

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.80% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. For the years ended February 28, 2006 and February 28, 2005, the Fund received $1,258,611 and $4,614,444 in purchase premiums and $5,856,660 and $1,563,574 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual direct operating expenses (excluding shareholder service fees, custody fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.81% of the average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Special Purpose Holding Fund. For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< (0.001%)	0.000%	< 0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $117,529 and $70,965, respectively. No remuneration was paid to any other officer of the Trust.

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 were as follows:

	Purchases	Sales
Investments (non-U.S. Government securities)	$4,236,416,328	$5,097,089,506

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Related parties

As of February 28, 2006, 0.7% of the Fund's shares were held by thirty-one related parties comprised of certain GMO employee accounts, and 25.4% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,031,646	$215,401,452	22,789,985	$356,466,932
Shares issued to shareholders in reinvestment of distributions	33,704,110	653,183,451	18,207,389	302,857,058
Shares repurchased	(64,515,411)	(1,328,070,785)	(66,895,746)	(991,593,891)
Purchase premiums and redemption fees	—	2,889,096	—	3,225,794
Net increase (decrease)	(19,779,655)	$(456,596,786)	(25,898,372)	$(329,044,107)

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	44,751,392	$920,854,601	50,766,722	$746,501,294
Shares issued to shareholders in reinvestment of distributions	21,481,005	412,298,040	13,485,724	223,882,226
Shares repurchased	(100,173,580)	(1,951,363,075)	(7,304,133)	(127,620,916)
Purchase premiums and redemption fees	—	1,273,937	—	697,130
Net increase (decrease)	(33,941,183)	$(616,936,497)	56,948,313	$843,459,734
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class V:	Shares	Amount	Shares	Amount
Shares sold	89,416,484	$1,733,477,556	2,027,531	$36,252,254
Shares issued to shareholders in reinvestment of distributions	9,153,541	184,328,084	39,776	557,259
Shares repurchased	(36,097,525)	(804,319,829)	(24,279,304)	(353,224,256)
Purchase premiums and redemption fees	—	611,195	—	—
Net increase (decrease)	62,472,500	$1,114,097,006	(22,211,997)	$(316,414,743)
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class VI:	Shares	Amount	Shares	Amount
Shares sold	35,580,099	$780,535,719	49,525,885	$729,514,934
Shares issued to shareholders in reinvestment of distributions	16,848,581	326,739,274	8,119,899	135,307,131
Shares repurchased	(19,260,319)	(400,468,119)	(3,976,582)	(63,691,934)
Purchase premiums and redemption fees	—	2,341,043	—	2,255,094
Net increase (decrease)	33,168,361	$709,147,917	53,669,202	$803,385,225

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Special Purpose Holding Fund	$125,078	$—	$—	$—	$70,333	$45,402	*

*  After the effect of return of capital distributions of $44,457 and $12,427 on April 5, 2005 and February 21, 2006, respectively.

39

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2006 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	1.10%	$1,000.00	$1,309.60	$6.30
2) Hypothetical		1.10%	$1,000.00	$1,019.34	$5.51
Class IV
1	) Actual	1.06%	$1,000.00	$1,310.60	$6.07
2) Hypothetical		1.06%	$1,000.00	$1,019.54	$5.31
Class V
1	) Actual	1.04%	$1,000.00	$1,310.30	$5.96
2) Hypothetical		1.04%	$1,000.00	$1,019.64	$5.21
Class VI
1	) Actual	1.01%	$1,000.00	$1,310.60	$5.79
2) Hypothetical		1.01%	$1,000.00	$1,019.79	$5.06

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

42

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $35,004,569 and recognized foreign source income of $332,523,381.

The Fund's distributions to shareholders include $1,259,609,085 from long-term capital gains.

For taxable, non-corporate shareholders, 38.62% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006 $0 and $113,412,132, respectively, or if determined to be different, the qualified short-term capital gains of such year.

43

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

44

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

45

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

46

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

47

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on April 11, 2005, the GMO Alternative Asset Opportunity Fund returned +6.5% for the fiscal year ended February 28, 2006, as compared to +5.1% for the Fund's benchmark, the GMO Alternative Asset Opportunity Index (50% JPMorgan U.S. 3-Month Cash Index / 50% Dow Jones AIG Commodities Index) for the same period. Consistent with the Fund's investment objectives and policies, during the period the Fund was exposed to commodities through futures and swaps.

The largest contributors to outperformance were Sugar, Natural Gas, and Gold. The largest detractors were Heating Oil, Wheat, and Soybean Oil.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index As of February 28, 2006

$5,800,000
$5,700,000
$5,600,000
$5,500,000
$5,400,000
$5,300,000
$5,200,000
$5,100,000
$5,000,000
$4,900,000
2005
2006
Average Annual Total Returns
Since Inception
4/11/05
6.52%
$5,512,570
$5,326,000
$5,256,345
4/11/05
$5,000,000
GMO Alternative Asset Opportunity Fund
GMO Alternative Asset Opportunity Index*
S&P 500 Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised 50% JPMorgan U.S. 3-Month Cash Index and 50% Dow Jones AIG Commodity Index.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Investment Concentration Summary (a)
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligation(s)	73.9%
Short-Term Investment(s)	14.8
Mutual Fund	4.9
Futures	0.1
Call Options Purchased	0.0
Forward Currency Contracts	0.0
Swaps	0.0
Other	6.3
100.0%

(a)  GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 8.2%
	U.S. Government — 8.2%
15,000,000	U.S. Treasury Note, 3.75%, due 03/31/07 (a) (c)	14,834,595
	TOTAL DEBT OBLIGATIONS (COST $15,001,887)	14,834,595
	MUTUAL FUNDS — 72.5%
4,837,581	GMO Short-Duration Collateral Fund (b)	123,842,063
8,155,414	Merrimac Cash Series, Premium Class (c)	8,155,414
	TOTAL MUTUAL FUNDS (COST $131,785,470)	131,997,477
	SHORT-TERM INVESTMENT(S) — 12.9%
7,000,000	Fannie Mae, 4.37%, due 03/27/06 (c)	6,954,115
1,600,000	Fannie Mae, 4.30%, due 03/03/06 (c)	1,598,089
1,800,000	Federal Farm Credit Bank, 4.38%, due 03/15/06 (c)	1,795,401
6,800,000	Federal Farm Credit Bank, 4.38%, due 03/06/06 (c)	6,790,899
4,600,000	Federal Home Loan Bank, 4.37%, due 03/01/06 (c)	4,595,533
1,800,000	Freddie Mac, 4.40%, due 03/28/06 (c)	1,792,520
		23,526,557
	TOTAL SHORT-TERM INVESTMENT(S) (COST $23,526,557)	23,526,557
	TOTAL INVESTMENTS — 93.6% (Cost $170,313,914)	170,358,629
	Other Assets and Liabilities (net) — 6.4%	11,587,991
	TOTAL NET ASSETS — 100.0%	$181,946,620

See accompanying notes to the financial statements.

2

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Futures Contracts (c)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
63	Gold 100 OZ	April 2006	$3,552,570	$8,027
74	Silver	May 2006	3,627,850	61,717
27	Wheat	May 2006	514,350	(122)
				$69,622
Sales
60	Cocoa	May 2006	$876,600	$18,974
15	Coffee "C"	May 2006	639,563	(1,321)
206	Corn	May 2006	2,459,125	(75,447)
6	Copper	May 2006	326,775	6,798
7	Cotton No. 2	May 2006	194,040	(32)
19	Heating Oil	April 2006	1,374,475	(27,122)
103	Lean Hogs	April 2006	2,532,770	20,204
6	Live Cattle	April 2006	209,340	33
18	Natural Gas	April 2006	1,208,520	140,925
19	Gasoline NY Unleaded	April 2006	1,269,379	1,162
86	Soybean	May 2006	2,554,200	4,000
95	Soybean Meal	May 2006	1,672,950	55,307
85	Soybean Oil	May 2006	1,222,470	(66,683)
111	Sugar (World)	May 2006	2,128,358	77,901
				$154,699

At February 28, 2006, GMO Alternative Asset SPC Ltd. had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.

3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2006

Swap Agreements

Total Return Swaps (c)

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Net Unrealized Appreciation (Depreciation)
5,648,766	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.36%	Commodity Total
					Return Index	$(5,870)
5,529,541	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.36%	Commodity Total
					Return Index	(5,746)
15,291,079	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.36%	Commodity Total
					Return Index	(15,890)
4,000,000	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.33%	Commodity Total
					Return Index	(78,724)
9,342,060	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.36%	Commodity Total
					Return Index	(9,708)
50,508,855	USD	4/12/2006	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.36%	Commodity Total
					Return Index	(52,489)
$(168,427)

Notes to Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(b)  Affiliated issuer.

(c)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.

4

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 28, 2006

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $46,683,858) (Note 2)	$3,435,599	$43,080,967	$—	$46,516,566
Investments in affiliated issuer, at value (consolidated cost $123,630,056) (Note 2)	171,709,678	—	(47,867,615)	123,842,063
Cash	6,952,582	4,719,815	—	11,672,397
Interest receivable	1,781	284,249	—	286,030
Receivable for expenses reimbursed by Manager (Note 3)	5,852	10,220	—	16,072
Total assets	182,105,492	48,095,251	(47,867,615)	182,333,128
Liabilities:
Payable to affiliate for (Note 3):
Management fee	63,100	—	—	63,100
Shareholder service fee	21,033	—	—	21,033
Trustees and Chief Compliance Officer fees	365	—	—	365
Payable for open swap contracts (Note 2)	—	168,427	—	168,427
Payable for variation margin on open futures contracts (Note 2)	—	8,146	—	8,146
Accrued expenses	74,374	51,063	—	125,437
Total liabilities	158,872	227,636	—	386,508
Net assets	$181,946,620	$47,867,615	$(47,867,615)	$181,946,620
Net assets consist of:
Net capital(1)	$181,846,011			$181,846,011
Net unrealized appreciation	100,609			100,609
	$181,946,620			$181,946,620
Shareholders capital
Class III	$181,946,620			$181,946,620
Shares outstanding
Class III	6,832,447			6,832,447
Net asset value per share
Class III	$26.63			$26.63

(1)  Net capital includes net investment income (loss) and net realized gain (loss) on investments.

See accompanying notes to the financial statements.

5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Operations — For the Period from April 11, 2005
(commencement of operations) to February 28, 2006

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Investment Income:
Dividend from affiliated issuers (Note 8)	$3,623,033	$—	$—	$3,623,033
Interest	33,157	1,339,241	—	1,372,398
Total income	3,656,190	1,339,241	—	4,995,431
Expenses:
Management fee (Note 3)	603,360	—		603,360
Shareholder service fee – Class III (Note 3)	201,120	—		201,120
Custodian and transfer agent fees	14,829	68,155	—	82,984
Audit and tax fees	70,014	22,806	—	92,820
Legal fees	6,459	8,056	—	14,515
Trustees fees and related expenses (Note 3)	7,726	7,015	—	14,741
Miscellaneous	4,932	1,775	—	6,707
Total expenses	908,440	107,807	—	1,016,247
Fees and expenses reimbursed by Manager (Note 3)	(95,131)	(107,807)	—	(202,938)
Net expenses	813,309	—	—	813,309
Net investment income	2,842,881	1,339,241	—	4,182,122
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuer	—	(7)	—	(7)
Investments in affiliated issuer	107,023	—	—	107,023
Closed futures contracts	—	2,597,409	—	2,597,409
Closed swap contracts	—	1,847,370	—	1,847,370
Net realized gain (loss)	107,023	4,444,772	—	4,551,795
Change in net unrealized appreciation (depreciation) on:
Investments	100,609	(167,262)	111,368	44,715
Open futures contracts	—	224,321	—	224,321
Open swap contracts	—	(168,427)	—	(168,427)
Net unrealized gain (loss)	100,609	(111,368)	111,368	100,609
Net realized and unrealized gain (loss)	207,632	4,333,404	111,368	4,652,404
Net increase (decrease) in net assets resulting from operations	$3,050,513	$5,672,645	$111,368	$8,834,526

See accompanying notes to the financial statements.

6

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

Period from April 11, 2005 (commencement of operations) to February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,182,122
Net realized gain (loss)	4,551,795
Change in net unrealized appreciation (depreciation)	100,609
Net increase (decrease) in net assets from operations	8,834,526
Fund share transactions: (Note 7)
Proceeds from sale of shares
Class III	173,438,589
Cost of shares repurchased
Class III	(326,495)
Net increase (decrease) in Fund share transactions	173,112,094
Total increase (decrease) in net assets	181,946,620
Net assets:
Beginning of period	—
End of period	$181,946,620

See accompanying notes to the financial statements.

7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout the period)

	Period from April 11, 2005 (commencement of operations) to February 28, 2006
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.73	†
Net realized and unrealized gain (loss)	0.90
Total from investment operations	1.63
Net asset value, end of period	$26.63
Total Return(b)	6.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$181,947
Net expenses to average daily net assets(c)	0.61	%*
Net investment income to average daily net assets(a)	3.12	%*
Portfolio turnover rate	13	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.15	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Total return would have been lower had certain expenses not been reimbursed during the period shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

8

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2006

1.  Organization

GMO Alternative Asset Opportunity Fund (the "Fund"), which commenced operations on April 11, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return by seeking exposure to investment returns of commodity futures; commodity index options and options on futures; swap contracts and other commodity related derivatives; and non-commodity futures, options and swap contracts. Additionally, the Fund seeks exposure to high quality U.S. and foreign fixed income securities directly or indirectly through investments in GMO Short-Duration Collateral Fund ("underlying fund(s)").

The Fund's benchmark is a composite benchmark computed by GMO consisting of the Dow Jones-AIG Commodity Index and the JPMorgan 3-Month Cash Index in the following proportions: 50% (Dow Jones-AIG Commodity), and 50% (JPMorgan 3-Month Cash). The Manager does not seek to manage risk relative to the Fund's benchmark or match the Fund's portfolio composition to that of its benchmark.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Alternative Asset Opportunity Fund and its majority-owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant fund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Foreign equity securities held by certain underlying fund(s) in which the Fund invests are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 20.8% of net assets.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with a futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$174,678,802	$212,007	$(4,532,180)	$(4,320,173)

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on the trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.45% of the average daily net assets.

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Short-Duration Collateral Fund. For the period ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.010%	0.012%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2006 was $1,483 and $1,102, respectively. No remuneration was paid by the Fund to any other officer of the Trust.

The Fund's investments in commodity-related derivatives are generally made through GMO Alternative Asset Opportunity SPC Ltd., a wholly-owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manger but does not receive any additional management or other fees for such services.

4.  Purchases and sales of securities

For the year ended February 28, 2006, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$15,003,516	$—
Investments (non-U.S. Government securities)	142,623,033	19,100,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2006

6.  Principal shareholders

As of February 28, 2006, 65.0% of the outstanding shares of the Fund was held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Both of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 100.0% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from April 11, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount
Shares sold	6,844,512	$173,438,589
Shares repurchased	(12,065)	(326,495)
Net increase (decrease)	6,832,447	$173,112,094

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of an affiliated issuer during the period ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain Distributions	Value, end of period
GMO Short-Duration Collateral Fund	$—	$142,623,033	$19,100,000	$1,623,033	$—	$123,842,063
Totals	$—	$142,623,033	$19,100,000	$1,623,033	$—	$123,842,063

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the period from April 11, 2005 (commencement of operations) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.62%	$1,000.00	$990.00	$3.06
2) Hypothetical	0.62%	$1,000.00	$1,021.72	$3.11

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee[3].

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Emerging Country Debt Share Fund returned +19.2% for the fiscal year ended February 28, 2006, as compared to +13.1% for the JPMorgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 6.1%. EMBIG spreads over U.S. Treasuries tightened 93 basis points to 187 basis points (net of the effect of changes in the composition of the index's Argentina sub-component), while the yield on the 10-year U.S. Treasury bond rose by 17 basis points to 4.55%. The EMBIG return of +13.1% was driven by carry (the yield on the index averaged 7%) and capital gains from spread tightening, despite the 17 basis point increase in U.S. interest rates.

The biggest gainers of the fiscal year were Ivory Coast (+47.8%), Argentina (+25.2%), Venezuela (+23.8%) and Dominican Republic (+23.8%). Latin American countries outperformed those outside the region, +15.4% to +10.0%. The worst performing countries for the year were Bulgaria (+1.3%), Tunisia (+1.4%), and China (+2.9%).

Market selection added value; primarily from the Venezuela and Ivory Coast overweights and the Malaysia and China underweights. Overweighting Ukraine and underweighting Philippines detracted from value added. Security selection added 530 basis points of positive alpha in total. Positions in Brazil were the largest contributor, as credit default swaps and currency options added value. Bond selection was also highly positive in Russia, Turkey, and Mexico.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Emerging Country Debt Share Fund Class III Shares and the JPMorgan Emerging Markets Bond Index Global As of February 28, 2006

$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
7/20/98
$5,000,000
$15,283,855
$11,218,500
$11,079,035
GMO Emerging Country Debt Share Fund
JPMorgan Emerging Markets Bond Index Global
JPMorgan Emerging Markets Bond Index Global +*

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III			7/20/98
	19.21%	20.64%	15.80%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  JPMorgan EMBI Global + represents the JPMorgan EMBI prior to 8/95, JPMorgan EMBI+ through 12/31/99 and the JPMorgan EMBI Global thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligation(s)	85.3%
Loan Participations	6.8
Loan Assignments	6.6
Call Options Purchased	4.4
Swaps	4.4
Mutual Funds	0.9
Rights and Warrants	0.7
Promissory Notes	0.3
Put Options Purchased	0.2
Short-Term Investment(s)	0.1
Forward Currency Contracts	0.1
Futures	0.0
Written Options	(1.6)
Reverse Repurchase Agreements	(17.6)
Other	9.4
100.0%
Country Summary**	% of Investments
Brazil	18.0%
Mexico	16.2
Russia	12.6
Venezuela	10.5
Turkey	10.3
Colombia	4.0
Ukraine	3.7
Philippines	3.0
Uruguay	2.3
Argentina	2.1
Peru	1.9
Qatar	1.3
Indonesia	1.3
Nigeria	1.2

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

1

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary** — (Continued)	% of Investments
Ecuador	1.1%
Algeria	1.0
India	0.9
Thailand	0.9
Ivory Coast	0.8
Vietnam	0.7
Malaysia	0.7
Jamaica	0.6
Serbia	0.6
Dominican Republic	0.6
Chile	0.5
Panama	0.5
Poland	0.5
Egypt	0.4
Africa	0.4
South Africa	0.4
Bosnia	0.3
Morocco	0.3
El Salvador	0.3
Costa Rica	0.2
China	0.2
Nicaragua	0.2
Tunisia	0.2
Belize	0.1
Trinidad & Tobago	0.1
Bulgaria	(0.1)
Lebanon	(0.1)
Romania	(0.1)
South Korea	(0.6)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

2

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	MUTUAL FUND — 99.9%
	Affiliated Issuer(s) — 99.9%
16,699,156	GMO Emerging Country Debt Fund, Class III	188,700,447
	TOTAL MUTUAL FUND (COST $178,513,394)	188,700,447
	TOTAL INVESTMENTS — 99.9% (Cost $178,513,394)	188,700,447
	Other Assets and Liabilities (net) — 0.1%	154,120
	TOTAL NET ASSETS — 100.0%	$188,854,567

See accompanying notes to the financial statements.

3

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in affiliated issuers, at value (cost $178,513,394) (Notes 2 and 8)	$188,700,447
Cash	248,096
Receivable for Fund shares sold	72,641
Interest receivable	290
Total assets	189,021,474
Liabilities:
Payable for investments purchased	148,096
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	209
Accrued expenses	18,602
Total liabilities	166,907
Net assets	$188,854,567
Net assets consist of:
Paid-in capital	$177,339,237
Accumulated net realized gain	1,328,277
Net unrealized appreciation	10,187,053
$188,854,567
Net assets attributable to:
Class III shares	$188,854,567
Shares outstanding:
Class III	18,291,563
Net asset value per share:
Class III	$10.32

See accompanying notes to the financial statements.

4

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$16,837,804
Interest	18,388
Total investment income	16,856,192
Expenses:
Custodian, fund accounting agent and transfer agent fees	18,743
Audit and tax fees	13,201
Legal fees	3,157
Trustees fees and related expenses (Note 3)	2,893
Registration fees	20,611
Miscellaneous	3,812
Total expenses	62,417
Fees and expenses reimbursed by Manager (Note 3)	(19,728)
Net expenses	42,689
Net investment income (loss)	16,813,503
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	4,574,761
Realized gains distributions from affiliated issuers (Note 8)	7,262,517
Net realized gain (loss)	11,837,278
Change in net unrealized appreciation (depreciation) on investments	(714,732)
Net realized and unrealized gain (loss)	11,122,546
Net increase (decrease) in net assets resulting from operations	$27,936,049

See accompanying notes to the financial statements.

5

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,813,503	$11,949,262
Net realized gain (loss)	11,837,278	6,251,534
Change in net unrealized appreciation (depreciation)	(714,732)	2,746,511
Net increase (decrease) in net assets from operations	27,936,049	20,947,307
Distributions to shareholders from:
Net investment income
Class III	(18,779,578)	(11,946,927)
Net realized gains
Class III	(10,909,948)	(3,945,279)
	(29,689,526)	(15,892,206)
Net share transactions (Note 7):
Class III	58,758,037	25,852,230
Total increase (decrease) in net assets	57,004,560	30,907,331
Net assets:
Beginning of period	131,850,007	100,942,676
End of period (including accumulated undistributed net investment income of $0 and $4,608, respectively)	$188,854,567	$131,850,007

See accompanying notes to the financial statements.

6

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005		2004		2003		2002
Net asset value, beginning of period	$10.54	$10.05		$9.56		$9.25		$8.90
Income (loss) from investment operations:
Net investment income (loss)(a)†	1.18	1.13		1.10		0.83		1.03
Net realized and unrealized gain (loss)	0.71	0.86		1.73		0.57		0.51
Total from investment operations	1.89	1.99		2.83		1.40		1.54
Less distributions to shareholders:
From net investment income	(1.33)	(1.12)		(1.85)		(1.09)		(1.19)
From net realized gains	(0.78)	(0.38)		(0.49)		—		—
Total distributions	(2.11)	(1.50)		(2.34)		(1.09)		(1.19)
Net asset value, end of period	$10.32	$10.54		$10.05		$9.56		$9.25
Total Return(b)	19.21%	20.27%		29.91%		15.81%		18.47%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$188,855	$131,850		$100,943		$66,140		$89,952
Net expenses to average daily net assets(c)	0.03%	0.00	%(d)	0.00	%(d)	0.00	%(d)	0.00	%(d)
Net investment income to average daily net assets(a)	10.91%	10.81%		10.06%		8.88%		11.43%
Portfolio turnover rate	13%	14%		20%		30%		14%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.06%		0.08%		0.08%		0.06%

(a)  Net investment income is affected by the timing of the declaration of dividends by GMO Emerging Country Debt Fund ("ECDF").

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Net expenses exclude expenses incurred indirectly through investment in ECDF (See note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Emerging Country Debt Share Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in Class III Shares of GMO Emerging Country Debt Fund ("ECDF" or "underlying fund(s)"), a fund of the Trust. GMO also serves as investment manager to ECDF. ECDF pursues its objective by investing primarily in sovereign debt of developing countries in Asia, Latin America, the Middle East, Africa and Eastern Europe. The Fund's benchmark is the J.P. Morgan Emerging Markets Bond Index Global (EMBIG). The financial statements of ECDF should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of ECDF are valued at their net asset value. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value.

Certain investments in securities held by the underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements of the underlying fund(s). As of February 28, 2006, the total value of these securities represented 25.3% of net assets.

8

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $18,772,148 and $11,946,927, respectively and long-term capital gains – $10,917,378 and $3,945,279, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $1,508,752 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$178,693,870	$10,006,577	$—	$10,006,577

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,961,467	$(1,961,467)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

9

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in ECDF (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the Fund does not charge any purchase premium or redemption fee in connection with the purchase and sale of Fund shares. As a shareholder in ECDF, the Fund will indirectly bear ECDF's purchase premiums and redemption fees which are 0.50% and 0.25%, respectively. These fees are paid to and retained by ECDF. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the underlying fund may be waived in extraordinary circumstances if the underlying fund will not incur transaction costs. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in ECDF. Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in ECDF's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede ECDF's ability to repatriate amounts it receives. ECDF may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are relatively illiquid. Accordingly, ECDF may not be able to realize in an actual sale amounts approximating those used to value its holdings. Additionally, the investment risk associated with an investment in ECDF may be more pronounced to the extent that ECDF engages in derivative transactions.

ECDF owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil. The Fund's financial position would be substantially adversely affected in the case of a default by these countries on obligations held by ECDF, or on obligations issued by those countries generally. ECDF has purchased default protection in the form of credit default swap agreements with respect to debt associated with those countries, which may

10

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

offset some of the losses that ECDF might experience in the case of default on bonds issued by such countries; however ECDF as of February 28, 2006 has sold more of such default protection than it has purchased. However, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of ECDF's losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if ECDF incurs substantial losses due to weakening of the credit or virtual default by the countries.

3.  Fees and other transactions with affiliates

The manager does not directly charge an advisory fee or shareholder service fee. GMO, in its capacity as Manager of ECDF, earns a management fee at the annual rate of 0.35% of ECDF's average daily net assets. Additionally, Class III shares of ECDF bear a shareholder service fee at the annual rate of 0.15% of ECDF Class III shares' average daily net assets.

Effective July 1, 2005, GMO no longer reimburses any Fund fees or expenses. Prior to July 1, 2005, GMO had been contractually obligated to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes).

The Fund incurs fees and expenses indirectly as a shareholder in ECDF. For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.419%	0.149%	0.217%	0.785%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $1,687 and $1,017, respectively. No remuneration was paid to any other officer of the Trust.

11

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $74,077,468 and $20,429,958, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 100% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,335,883	$46,077,234	2,747,234	$29,345,812
Shares issued to shareholders in reinvestment of distributions	3,010,030	29,689,525	1,545,795	15,892,206
Shares repurchased	(1,562,483)	(17,008,722)	(1,831,725)	(19,385,788)
Net increase (decrease)	5,783,430	$58,758,037	2,461,304	$25,852,230

12

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of this issuer during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Country Debt Fund, Class III	$131,192,910	$74,077,468	$20,429,958	$16,837,804	$7,262,517	$188,700,447

8.  Subsequent event

On April 11, 2006, the Fund received a redemption request that represented approximately 45% of the Fund's assets.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Share Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

14

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.87%	$1,000.00	$1,104.30	$4.54
2) Hypothetical	0.87%	$1,000.00	$1,020.48	$4.36

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO Emerging Country Debt Share Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $10,917,378 from long-term capital gains.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $1,546,326 or if determined to be different, the qualified interest income of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004) ; and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002;Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Special Purpose Holding Fund returned +124.8% for the fiscal year ended February 28, 2006, as compared to +3.7% for the JPMorgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by +121.1%. The returns on the Fund were positive as trust administrators released a portion of principal to bondholders and the Fund received litigation proceeds.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Special Purpose Holding Fund and the JPMorgan U.S. 3-Month Cash Index As of February 28, 2006

$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
1999
2000
2001
2002
2003
2004
2005
2006
12/31/99
$5,000,000
$16,396,900
$6,120,295
GMO Special Purpose Holding Fund
JPMorgan U.S. 3-Month Cash Index

Average Annual Total Return		
1 Year	5 Year	Since Inception
		12/31/99
124.75%	24.68%	21.24%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2006

Asset Class Summary	% of Total Net Assets
Debt Obligations	86.9%
Other	13.1
100.0%

(a)  GMO SPV I, LLC is a 74.9% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Description	Value ($)
DEBT OBLIGATIONS — 86.9% (a)
Asset-Backed Securities — 86.9%
Health Care Receivables — 86.9%
Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b)	990,000
Interest related to the Bankruptcy Estate of NPF XII Inc Series 00-3 Class A (b)	836,000
Interest related to the Bankruptcy Estate of NPF XII Inc Series 02-1 Class A (b)	2,128,000
3,954,000
Total Asset-Backed Securities	3,954,000
TOTAL DEBT OBLIGATIONS (COST $0)	3,954,000
TOTAL INVESTMENTS — 86.9% (Cost $0)	3,954,000

Other Assets and Liabilities (net) — 13.1%	598,535
TOTAL NET ASSETS — 100.0%	$4,552,535

Notes to Schedule of Investments:

(a)  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% subsidiary of GMO Special Purpose Holding Fund.

(b)  Security in default.

See accompanying notes to the financial statements.

2

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 28, 2006

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (cost $0) (Note 2)	$—	$3,954,000	$—	$—	$3,954,000
Investments in affiliated issuers, at value (cost $0) (Note 2)	4,162,820	—	—	(4,162,820)	—
Cash	464,389	1,696,848	—	—	2,161,237
Interest receivable	1,009	1,053	—	—	2,062
Receivable for expenses reimbursed by Manager (Note 3)	946	3,586	—	—	4,532
Total assets	4,629,164	5,655,487	—	(4,162,820)	6,121,831
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	294	—	—	—	294
Accrued expenses	76,335	92,259	—	—	168,594
Minority interest	—	—	1,400,408	—	1,400,408
Total liabilities	76,629	92,259	1,400,408	—	1,569,296
Net assets	$4,552,535	$5,563,228	$(1,400,408)	$(4,162,820)	$4,552,535
Shareholders' capital
Net capital (1)	$389,715	$1,609,228	$(405,084)	$(1,204,144)	$389,715
Net unrealized appreciation (depreciation)	4,162,820	3,954,000	(995,324)	(2,958,676)	4,162,820
Shareholders' capital	$4,552,535	$5,563,228	$(1,400,408)	$(4,162,820)	$4,552,535
Shares outstanding	554,071				554,071
Net asset value per share	$8.22				$8.22

(1)  Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses) on investments in Portfolio Funds.

See accompanying notes to the financial statements.

3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Operations — Year Ended February 28, 2006

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$11,249	$14,726	$—	$—	$25,975
Total income	11,249	14,726	—	—	25,975
Expenses:
Custodian and transfer agent fees	644	27,535	—	—	28,179
Audit and tax fees	33,414	4,552	—	—	37,966
Legal fees	10,114	103,543	—	—	113,657
Trustees fees and related expenses (Note 3)	4,432	—	—	—	4,432
Miscellaneous	3,173	797	—	—	3,970
Total expenses	51,777	136,427	—	—	188,204
Fees and expenses reimbursed by Manager (Note 3)	(47,261)	(51,380)	—	—	(98,641)
Net expenses	4,516	85,047	—	—	89,563
Net income (loss)	6,733	(70,321)	—	—	(63,588)
Minority Interest	—	—	17,702	—	17,702
Net investment income (loss) after minority interest	6,733	(70,321)	17,702	—	(45,886)
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	6,496,465	—	—	6,496,465
Investments in affiliated issuers	—	—	—	—	—
Realized gains distributions from affiliated issuers	3,957,402	—	—	(3,957,402)	—
Net realized gain (loss)	3,957,402	6,496,465	—	(3,957,402)	6,496,465
Change in net unrealized appreciation (depreciation) on:
Investments	734,427	87,940	—	(734,427)	87,940
Net unrealized gain (loss)	734,427	87,940	—	(734,427)	87,940
Net realized and unrealized gain (loss)	4,691,829	6,584,405	—	(4,691,829)	6,584,405
Minority interest in realized and unrealized gain (loss)	—	—	(1,839,957)	—	(1,839,957)
Net increase (decrease) in net assets resulting from operations	$4,698,562	$6,514,084	$(1,822,255)	$(4,691,829)	$4,698,562

See accompanying notes to the financial statements.

4

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations (after minority interest):
Net investment income (loss)	$(63,588)	$517,399
Net realized gain (loss)	6,496,465	(75,420,900)
Change in net unrealized appreciation (depreciation)	87,940	101,186,067
Minority Interest	(1,822,255)	(19,278,614)
Net increase (decrease) in net assets from operations	4,698,562	7,003,952
Distributions to shareholders from:
Net Investment income	—	(6,893,402)
Return of capital	—	(596,105)
Cash distributions	(8,740,567)	(9,580,120)
	(8,740,567)	(17,069,627)
Fund share transactions (Note 7):
Proceeds from sale of shares	—	—
Net asset value of shares issued to shareholders in payment of distributions declared	—	7,489,507
Cost of shares repurchased	—	(214,556,130)
Net increase (decrease) in Fund share transactions	—	(207,066,623)
Total increase (decrease) in net assets	(4,042,005)	(217,132,298)
Net assets:
Beginning of period	8,594,540	225,726,838
End of period	$4,552,535	$8,594,540

See accompanying notes to the financial statements.

5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period

	Year Ended	Year Ended	Period from December 1, 2003 through		Year Ended
	February 28, 2006	February 28, 2005	February 29, 2004(a)		November 30, 2003
Net asset value, beginning of period	$15.51	$24.11	$23.89		$23.77
Income from investment operations:
Net investment income (loss)†	(0.08)	0.41	0.13		0.75
Net realized and unrealized gain (loss)	8.57	9.08	0.09		(0.63)
Total from investment operations	8.49	9.49	0.22		0.12
From net investment income	—	(0.74)	—		—
From net realized gains	—	—	—		—
From cash distributions	(15.78)	(17.29)			—
From return of capital	—	(0.06)	—		—
Total distributions	(15.78)	(18.09)	—		—
Net asset value, end of period	$8.22	$15.51	$24.11		$23.89
Total Return(c)	124.75%	36.35%	0.92	%**	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,553	$8,595	$225,727		$224,113
Net operating expenses to average daily net assets	1.26%	(0.01)%	0.08	%*	0.13%
Interest expense to average daily net assets	—	—	0.04	%(e)*	—	(b)(f)
Total net expenses to average daily net assets	1.26%	(0.01)%	0.12	%*	0.13%
Net investment income to average daily net assets	(0.65)%	1.83%	0.49	%*	3.11%
Portfolio turnover rate	0%	0%	4	%**	80%
Fees and expenses reimbursed by the Manager to average daily net assets:	1.39%	0.67%	0.11	%*	0.10%

(a)  The Fund changed its fiscal year end from November 30 to February 28.

(b)  The Fund changed its fiscal year end from February 28 to November 30.

(c)  The total return would have been lower had certain expenses not been reimbursed during the period shown.

(d)  Net operating expenses as a percentage of average daily net assets was less than 0.01%.

(e)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses.
Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(f)  Interest expense as a percentage of average daily net assets was less than 0.01%.

†  Computed using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

6

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights — (Continued)
(For a share outstanding throughout each period

	Period from March 1, 2002 through		Year Ended February 28
	November 30, 2002(b)		2002		2001
Net asset value, beginning of period	$25.66		$26.14		$25.29
Income from investment operations:
Net investment income (loss)†	0.73		1.29		1.83
Net realized and unrealized gain (loss)	(2.39)		(0.33)		0.07
Total from investment operations	(1.66)		0.96		1.90
From net investment income	(0.15)		(1.44)		(1.05)
From net realized gains	(0.08)		—		—
From cash distributions	—		—		—
From return of capital	—		—		—
Total distributions	(0.23)		(1.44)		(1.05)
Net asset value, end of period	$23.77		$25.66		$26.14
Total Return(c)	(6.53	)%**	3.69%		7.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$281,715		$1,440,711		$1,520,173
Net operating expenses to average daily net assets	0.01	%*	—	(d)	—	(d)
Interest expense to average daily net assets	0.03	%(e)	0.05	%(e)	0.20	%(e)
Total net expenses to average daily net assets	0.04	%*	0.05%		0.20%
Net investment income to average daily net assets	3.76	%*	4.91%		7.05%
Portfolio turnover rate	39	%**	29%		39%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*	0.02%		0.02%

See accompanying notes to the financial statements.

7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements
February 28, 2006

1.  Organization

GMO Special Purpose Holding Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide a series of shares into classes.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently, the Fund is closed to new investment.

On November 26, 2002, approximately 78% of the Fund's assets were transferred to a new fund, the GMO Short-Duration Collateral Fund ("SDCF"). The Fund retained certain defaulted bonds sponsored by National Century Financial Enterprises (the "NPF Securities") (through its investment in GMO SPV I, LLC ("SPV")) and generally retained other lower quality issues.

On January 23, 2004, the trustees of the Trust approved a transaction pursuant to which the Fund contributed its net assets, other than its interest in SPV, its claims resulting from its holdings of the NPF Securities, and a fixed amount of cash, such contribution representing $214,143,316 or 94.14% of the Fund's assets, to SDCF in exchange for SDCF shares. The transaction, which was structured as a tax-free reorganization, was consummated after the close of business on March 31, 2004 and the shares received by the Fund were then distributed to the shareholders. After distribution of the SDCF shares, the Fund changed its name to GMO Special Purpose Holding Fund and elected partnership status for Federal income tax purposes.

In April 2004, a plan of liquidation ("the Plan") was approved by the bankruptcy court with respect to National Century Financial Enterprises and the NPF Securities. Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate. The Fund, together with other creditors, are continuing to pursue various claims resulting from its holdings of the NPF Securities. The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

GMO Special Purpose Holding Fund ("SPHF") has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. In July of 2005, SPHF entered into a settlement agreement with one defendant in the lawsuit and the Fund received $3,445,710 in conjunction with the settlement. The outcome of lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements — (Continued)
February 28, 2006

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Special Purpose Holding Fund and its majority-owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of minority participants are recorded as "Minority Interest". All significant fund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Shares of investment funds are valued at their net asset value. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value using fair value prices supplied by an independent pricing service to the extent that such prices are available. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events occurring after the close of a foreign market that would materially affect that security's value. The prices provided by the Manager may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and at its discretion may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund were valued solely on the basis of a price provided by the principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the financial statements. At February 28, 2006, the total value of these securities represented 100% of total investments.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements — (Continued)
February 28, 2006

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreements. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

Taxes

Effective April 1, 2004, the Fund elected to be taxed as a partnership for federal income tax purposes and, accordingly, the Fund is no longer a "regulated investment company" for federal income tax purposes. As a partnership the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

The Fund qualified as a regulated investment company until March 31, 2004, under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Through March 31, 2004, The Fund's policy was to declare and pay distributions from its net investment income annually, and from net realized short-term and long-term capital gains at least annually. All distributions were paid in shares of the Fund, at net asset value, unless the shareholder elected to receive cash distributions. Distributions to shareholders were recorded by the Fund on the ex-dividend date. Income dividends and capital gain distributions were determined in accordance with U.S. federal income tax regulations which may have differed from U.S. GAAP. Distributions in excess of tax basis earnings and profits, if any, were reported in the Fund's financial statements as a return of capital. For the Fund's tax year ended March 31, 2004, the Fund had a return of capital distribution of $596,105.

Certain tax-related characteristics of the Fund as of March 31, 2004 became attributable to SDCF, effective April 1, 2004. Included in such tax characteristics was the Fund's capital loss carryover of $31,628,512. See Note 1 for additional information to the Fund's March 31, 2004 tax free reorganization with SDCF.

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,884,922	$—	$(2,722,102)	$(2,722,102)

SPV is also treated as a partnership for federal income tax purposes and subject to the same rules as the Fund with respect to federal income taxation of partnerships.

Distributions

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than a distribution in partial or complete redemption of a shareholder's interest in the Fund, are reported in the Fund's financial statements as cash distributions.

Security transactions and related investment income

Security transactions are accounted for on trade date. Interest income is recorded on an accrual basis and is adjusted for the amortization of premiums and discounts. Income is not recognized, nor are premium and discount amortized on securities for which collection in the ordinary course of business is not expected. Dividend income is recorded on the ex-dividend date or when the Fund is informed of the ex-dividend date, if later. Non-cash dividends, if any, are recorded at fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, effective until at least June 30, 2006, GMO has contractually agreed to reimburse all of the Fund's expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees of the Trust (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes). The costs incurred in connection with the Fund's pursuit of legal claims arising from the Fund's investment in the NPF securities are being treated as extraordinary expenses.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $3,138 and $28, respectively. No remuneration was paid to any other officer of the Trust.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 28, 2006.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the business of the Fund.

6.  Principal shareholders

At February 28, 2006, 61.7% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 100% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006	Year Ended February 28, 2005
Shares sold	—	—
Shares issued to shareholders in reinvestment of distributions		320,338
Shares repurchased	—	(9,128,161)
Net increase (decrease)	—	(8,807,823)
Fund shares:
Beginning of period	554,071	9,361,894
End of period	554,071	554,071

12

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Notes to the Financial Statements — (Continued)
February 28, 2006

8.  Subsequent event

GMO Special Purpose Holding Fund ("SPHF") has litigation pending against various entities related to the default of certain asset-backed securities, NPF VI Trust and NPF XII Trust (the "NPF Trusts"), previously held by SPHF. In April 2006, SPHF entered into a settlement agreement with J.P. Morgan Chase Bank, the indenture trustee for the NPF Trusts, in which SPHF received $19,236,857 in connection with the settlement.

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United Sates). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

14

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.49%	$1,000.00	$1,341.30	$8.65
2) Hypothetical	1.49%	$1,000.00	$1,017.41	$7.45

*  Expenses are calculated using the annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

16

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	[3]Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

17

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Equity Allocation Fund returned +21.2% for the fiscal year ended February 28, 2006, as compared to +20.6% for the MSCI ACWI (All Country World Index) ex-U.S. Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to international equity securities through its investment in underlying GMO mutual funds.

Implementation detracted 1.1%, as the GMO International Growth Equity Fund and the GMO International Value funds underperformed their respective benchmarks.

Asset allocation added nearly 1.7%. The Fund's overweight to emerging equities was the main contributor to the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO International Equity Allocation Fund Class III Shares and the MSCI ACWI (All Country World Index) ex-U.S. Index As of February 28, 2006

$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
Average Annual Total Returns
1 Year
5 Year
Since Inception 10/11/96
Class III
20.74%
16.63%
11.39%
$13,763,895
$9,559,360
10/11/96
$4,991,500
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO International Equity Allocation Fund
MSCI ACWI (All Country World Index) ex-U.S. Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .17% on the purchase and .17% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.2%
Short-Term Investment(s)	6.5
Preferred Stocks	4.1
Debt Obligation(s)	0.4
Futures	0.1
Investment Funds	0.1
Private Equity Securities	0.1
Convertible Securities	0.0
Mutual Funds	0.0
Rights and Warrants	0.0
Forward Currency Contracts	0.0
Swaps	0.0
Other	(2.5)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary**	% of Investments
Japan	21.9%
United Kingdom	17.4
France	7.0
South Korea	5.1
Netherlands	4.9
Germany	4.7
Brazil	3.9
Taiwan	3.7
Canada	3.3
Italy	3.2
Switzerland	2.9
Australia	2.8
Finland	2.6
Spain	1.9
China	1.5
Belgium	1.4
Mexico	1.3
South Africa	1.3
Norway	1.2
Hong Kong	1.0
Sweden	0.9
Austria	0.8
Ireland	0.7
Russia	0.7
Denmark	0.6
India	0.6
Singapore	0.6
Malaysia	0.4
United States	0.4
Israel	0.3
Thailand	0.3
Poland	0.2
Turkey	0.2
Chile	0.1
Greece	0.1
Philippines	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
846,865	GMO Emerging Countries Fund, Class III	16,259,817
5,756,309	GMO Emerging Markets Fund, Class VI	129,229,135
8,523,669	GMO International Growth Equity Fund, Class III	254,857,704
7,869,569	GMO International Intrinsic Value Fund, Class IV	256,390,561
188,008	GMO International Small Companies Fund, Class III	2,806,956
	TOTAL MUTUAL FUNDS (COST $500,329,004)	659,544,173
	SHORT-TERM INVESTMENT(S) — 0.0%
11,441	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $11,442 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $11,670.	11,441
	TOTAL SHORT-TERM INVESTMENT(S) (COST $11,441)	11,441
	TOTAL INVESTMENTS — 100.0% (Cost $500,340,445)	659,555,614
	Other Assets and Liabilities (net) — 0.0%	(35,357)
	TOTAL NET ASSETS — 100.0%	$659,520,257

Notes to Schedule of Investments:

As of February 28, 2006, 84.8% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in affiliated issuers, at value (cost $500,329,004) (Notes 2 and 8)	$659,544,173
Investments in unaffiliated issuers, at value (cost $11,441) (Note 2)	11,441
Receivable for Fund shares sold	26,003
Receivable for expenses reimbursed by Manager (Note 3)	8,735
Total assets	659,590,352
Liabilities:
Payable for investments purchased	26,002
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	970
Accrued expenses	43,123
Total liabilities	70,095
Net assets	$659,520,257
Net assets consist of:
Paid-in capital	$471,658,241
Accumulated net realized gain	28,646,847
Net unrealized appreciation	159,215,169
$659,520,257
Net assets attributable to:
Class III shares	$659,520,257
Shares outstanding:
Class III	38,490,599
Net asset value per share:
Class III	$17.13

See accompanying notes to the financial statements.

4

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$6,537,289
Interest	404
Total investment income	6,537,693
Expenses:
Custodian, fund accounting agent and transfer agent fees	47,286
Audit and tax fees	22,800
Legal fees	9,010
Trustees fees and related expenses (Note 3)	10,848
Registration fees	12,813
Miscellaneous	9,921
Total expenses	112,678
Fees and expenses reimbursed by Manager (Note 3)	(96,218)
Net expenses	16,460
Net investment income (loss)	6,521,233
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	11,594,407
Realized gains distributions from affiliated issuers (Note 8)	39,806,651
Net realized gain (loss)	51,401,058
Change in net unrealized appreciation (depreciation) on investments	60,422,264
Net realized and unrealized gain (loss)	111,823,322
Net increase (decrease) in net assets resulting from operations	$118,344,555

See accompanying notes to the financial statements.

5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,521,233	$8,737,061
Net realized gain (loss)	51,401,058	26,888,838
Change in net unrealized appreciation (depreciation)	60,422,264	60,533,545
Net increase (decrease) in net assets from operations	118,344,555	96,159,444
Distributions to shareholders from:
Net investment income
Class III	(17,722,273)	(13,316,966)
Net realized gains
Class III	(24,911,633)	(5,216,511)
	(42,633,906)	(18,533,477)
Net share transactions (Note 7):
Class III	94,760,352	154,841,820
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	22,825	281,874
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	94,783,177	155,123,694
Total increase (decrease) in net assets	170,493,826	232,749,661
Net assets:
Beginning of period	489,026,431	256,276,770
End of period	$659,520,257	$489,026,431

See accompanying notes to the financial statements.

6

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006		2005		2004		2003	2002
Net asset value, beginning of period	$15.19		$12.83		$8.23		$9.02	$9.67
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.18		0.29		0.25		0.36	0.25
Net realized and unrealized gain (loss)	2.90		2.65		4.60		(0.83)	(0.66)
Total from investment operations	3.08		2.94		4.85		(0.47)	(0.41)
Less distributions to shareholders:
From net investment income	(0.47)		(0.42)		(0.25)		(0.32)	(0.24)
From net realized gains	(0.67)		(0.16)		—		—	—
Total distributions	(1.14)		(0.58)		(0.25)		(0.32)	(0.24)
Net asset value, end of period	$17.13		$15.19		$12.83		$8.23	$9.02
Total Return(b)	21.15	%(c)	23.25	%(c)	60.41	%(c)	(5.58)%	(4.26)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$659,520		$489,026		$256,277		$103,768	$65,712
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%	0.00%
Net investment income to average daily net assets(a)	1.15%		2.18%		2.35%		4.11%	2.83%
Portfolio turnover rate	7%		15%		43%		19%	50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.03%		0.05%		0.05%	0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.00	(f)†	$0.01	†	$0.02	†	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks total return greater than the return of the MSCI ACWI (All Country World Index) ex-U.S. Index through investment to varying extents in shares of the underlying fund(s).

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of underlying fund(s) are valued at their asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investment will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $18,337,640 and $13,316,966, respectively and long-term capital gains – $24,296,266 and $5,216,511, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $29,384,523 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$501,078,119	$158,525,903	$(48,408)	$158,477,495

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$11,201,040	$(11,201,040)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares are each 0.17% of the amount invested. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium or redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $228 and $275,721 in purchase premiums and $22,597 and $6,153 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying fund(s)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.624%	0.109%	0.733%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $6,479 and $3,740, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $137,267,997 and $38,761,824, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $237,736,373 and $237,736,373, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 25.9% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by three related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,248,587	$78,942,946	12,788,854	$161,936,882
Shares issued to shareholders in reinvestment of distributions	2,550,396	39,686,743	1,172,649	16,727,131
Shares repurchased	(1,499,797)	(23,869,337)	(1,742,829)	(23,822,193)
Purchase premiums and redemption fees	—	22,825	—	281,874
Net increase (decrease)	6,299,186	$94,783,177	12,218,674	$155,123,694

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Countries Fund, Class III	$11,981,142	$1,659,104	$46,986	$268,433	$1,390,671	$16,259,817
GMO Emerging Markets Fund, Class VI	88,609,723	32,581,342	12,573,616	2,441,725	14,975,218	129,229,135
GMO International Growth Equity Fund, Class III	—	247,320,334	2,550,000	298,087	7,029,875	254,857,704
GMO International Growth Fund, Class III	190,312,376	38,096,880	241,099,114	508,236	3,819,967	—
GMO International Intrinsic Value Fund, Class IV	187,917,565	52,745,228	11,026,144	2,905,405	10,927,079	256,390,561
GMO International Small Companies Fund, Class III	10,200,522	2,601,480	9,202,336	115,403	1,663,841	2,806,956
Totals	$489,021,328	$375,004,368	$276,498,196	$6,537,289	$39,806,651	$659,544,173

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

14

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.74%	$1,000.00	$1,157.80	$3.96
2) Hypothetical	0.74%	$1,000.00	$1,021.12	$3.71

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $24,296,266 from long-term capital gains.

For taxable, non-corporate shareholders, 58.05% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $6,095,890 and $112,881, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003)	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Balanced Asset Allocation Fund returned +11.1% for the fiscal year ended February 28, 2006, as compared to +8.4% for the Fund's benchmark, the GMO Global Balanced Index (48.75% S&P 500 Index / 16.25% MSCI ACWI [All Country World Index] ex-U.S. Index / 35% Lehman Brothers U.S. Aggregate Index). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 0.8% from returns as the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO International Growth Equity Funds underperformed their respective benchmarks.

Asset allocation added nearly 3.4%. The Fund's overweight to emerging equities and currency hedged international equities drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index
As of February 28, 2006

$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
Average Annual Total Returns
1 Year
5 Year
Since Inception
Class III
10.87%
10.66%
6/28/96
9.62%
$12,157,805
$10,518,310
$10,488,020
$8,571,070
6/28/96
$4,996,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO Global Balanced Asset Allocation Fund
GMO Global Balanced Index*
GMO Global Balanced Index +**
50% S&P 500 Index / 50% Lehman Brothers U.S. Aggregate Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .08% on the purchase and .08% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*   The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% S&P 500 Index, 16.25% MSCI ACWI (All Country World Index) ex-U.S. Index and 35% Lehman Brothers U.S. Aggregate Index.

**  The GMO Global Balanced Index +: MSCI ACWI (All Country World Index) prior to 7/02 and GMO Global Balanced Index thereafter.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	63.6%
Debt Obligation(s)	28.8
Short-Term Investment(s)	7.4
Preferred Stocks	2.2
Mutual Funds	0.4
Call Options Purchased	0.1
Loan Assignments	0.1
Loan Participations	0.1
Private Equity Securities	0.1
Put Options Purchased	0.1
Convertible Securities	0.0
Forward Start Options	0.0
Investment Funds	0.0
Promissory Notes	0.0
Rights and Warrants	0.0
Swaps	0.0
Written Options	0.0
Forward Currency Contracts	0.0
Futures	(0.3)
Reverse Repurchase Agreements	(0.5)
Other	(2.1)
100.0%

*   The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country/Region Summary**	% of Investments
United States	53.9%
Euro Region***	13.6
Japan	8.5
Canada	4.6
Sweden	4.1
United Kingdom	3.8
South Korea	3.1
Brazil	2.3
Taiwan	2.3
China	0.9
Mexico	0.8
South Africa	0.8
Hong Kong	0.4
Norway	0.4
Russia	0.4
Austria	0.3
India	0.3
Denmark	0.2
Israel	0.2
Malaysia	0.2
Singapore	0.2
Thailand	0.2
Cayman Islands	0.1
Philippines	0.1
Poland	0.1
Turkey	0.1
Switzerland	(0.5)
Australia	(1.4)
100.0%

**   The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
23,145,852	GMO Alpha Only Fund, Class III	239,791,023
2,042,883	GMO Alternative Asset Opportunity Fund, Class III	54,401,971
27,719,452	GMO Core Plus Bond Fund, Class IV	286,341,943
6,717,028	GMO Currency Hedged International Bond Fund, Class III	60,721,936
7,662,296	GMO Currency Hedged International Equity Fund, Class III	69,497,027
6,211,308	GMO Domestic Bond Fund, Class VI	60,995,048
983,316	GMO Emerging Countries Fund, Class III	18,879,661
933,721	GMO Emerging Country Debt Fund, Class IV	10,551,044
7,763,640	GMO Emerging Markets Fund, Class VI	174,293,709
3,535,893	GMO Inflation Indexed Bond Fund, Class III	39,248,409
2,453,474	GMO International Bond Fund, Class III	23,479,744
4,930,464	GMO International Growth Equity Fund, Class III	147,420,878
4,488,406	GMO International Intrinsic Value Fund, Class IV	146,232,252
517,573	GMO International Small Companies Fund, Class III	7,727,372
370,123	GMO Short-Duration Investment Fund, Class III	3,264,489
21,803,440	GMO U.S. Core Equity Fund, Class VI	315,495,777
7,362,067	GMO U.S. Quality Equity Fund, Class IV	153,278,225
64,881	GMO U.S. Value Fund, Class III	665,029
	TOTAL MUTUAL FUNDS (COST $1,676,889,796)	1,812,285,537
	SHORT-TERM INVESTMENT(S) — 0.0%
11,733	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a market value of $11,734 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $11,968.	11,733
	TOTAL SHORT-TERM INVESTMENT(S) (COST $11,733)	11,733

See accompanying notes to the financial statements.

3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Value ($)
TOTAL INVESTMENTS — 100.0% (Cost $1,676,901,529)	1,812,297,270
Other Assets and Liabilities (net) — 0.0%	(105,822)
TOTAL NET ASSETS — 100.0%	$1,812,191,448

Notes to Schedule of Investments:

As of February 28, 2006, 31.4% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor.

See accompanying notes to the financial statements.

4

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $11,733) (Note 2)	$11,733
Investments in affiliated issuers, at value (cost $1,676,889,796) (Notes 2 and 8)	1,812,285,537
Receivable for Fund shares sold	22,939,491
Receivable for expenses reimbursed by Manager (Note 3)	37,369
Miscellaneous receivable	18,367
Total assets	1,835,292,497
Liabilities:
Payable for investments purchased	22,858,555
Payable for Fund shares repurchased	120,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	3,301
Accrued expenses	119,193
Total liabilities	23,101,049
Net assets	$1,812,191,448
Net assets consist of:
Paid-in capital	$1,633,186,377
Accumulated undistributed net investment income	1,362,675
Accumulated net realized gain	42,246,655
Net unrealized appreciation	135,395,741
$1,812,191,448
Net assets attributable to:
Class III shares	$1,812,191,448
Shares outstanding:
Class III	154,116,992
Net asset value per share:
Class III	$11.76

See accompanying notes to the financial statements.

5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$43,233,069
Interest	34,527
Total investment income	43,267,596
Expenses:
Custodian, fund accounting agent and transfer agent fees	53,906
Audit and tax fees	20,957
Legal fees	21,296
Trustees fees and related expenses (Note 3)	24,078
Registration fees	70,730
Miscellaneous	23,372
Total expenses	214,339
Fees and expenses reimbursed by Manager (Note 3)	(176,149)
Net expenses	38,190
Net investment income (loss)	43,229,406
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	30,479,014
Realized gains distributions from affiliated issuers (Note 8)	55,604,485
Net realized gain (loss)	86,083,499
Change in net unrealized appreciation (depreciation) on investments	26,009,769
Net realized and unrealized gain (loss)	112,093,268
Net increase (decrease) in net assets resulting from operations	$155,322,674

See accompanying notes to the financial statements.

6

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$43,229,406	$17,661,800
Net realized gain (loss)	86,083,499	39,731,226
Change in net unrealized appreciation (depreciation)	26,009,769	40,552,791
Net increase (decrease) in net assets from operations	155,322,674	97,945,817
Distributions to shareholders from:
Net investment income
Class III	(51,560,906)	(24,420,472)
Net realized gains
Class III	(52,999,421)	(20,083,566)
	(104,560,327)	(44,504,038)
Net share transactions (Note 7):
Class III	730,598,623	522,541,342
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	592,545	447,679
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	731,191,168	522,989,021
Total increase (decrease) in net assets	781,953,515	576,430,800
Net assets:
Beginning of period	1,030,237,933	453,807,133
End of period (including accumulated undistributed net investment income of $1,362,675 and $1,061,860, respectively)	$1,812,191,448	$1,030,237,933

See accompanying notes to the financial statements.

7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006		2005		2004		2003	2002
Net asset value, beginning of period	$11.33		$10.74		$8.13		$8.64	$8.99
Income (loss) from investment operations:
Net investment income (loss)(a)	0.36	†	0.27	†	0.18		0.20	0.23
Net realized and unrealized gain (loss)	0.86		0.90		2.68		(0.28)	(0.20)
Total from investment operations	1.22		1.17		2.86		(0.08)	0.03
Less distributions to shareholders:
From net investment income	(0.37)		(0.32)		(0.23)		(0.43)	(0.38)
From net realized gains	(0.42)		(0.26)		(0.02)		—	—
Total distributions	(0.79)		(0.58)		(0.25)		(0.43)	(0.38)
Net asset value, end of period	$11.76		$11.33		$10.74		$8.13	$8.64
Total Return(b)	11.05	%(c)	11.07	%(c)	35.53	%(c)	(1.06)%	0.49%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,812,191		$1,030,238		$453,807		$304,145	$7,318
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%	0.00%
Net investment income to average daily net assets(a)	3.17%		2.53%		2.19%		4.01%	2.66%
Portfolio turnover rate	16%		10%		59%		61%	25%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.03%		0.05%	0.31%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.01		$—	$—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Global Balanced Asset Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks total return greater than the return of the GMO Global Balanced Index through investments to varying extents in the underlying fund(s). The GMO Global Balanced Index is a composite benchmark computed by GMO consisting of (i) the S&P 500 Index (a U.S. large capitalization stock index, independently maintained and published by Standard & Poor's Corporation); (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International); (iii) the Lehman Brothers U.S. Aggregate Index (an independently maintained and published index comprised of U.S. fixed rate debt issues, having a maturity of at least one year and rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI), and 35% (Lehman Brothers). The GMO Global Balanced Index reflects investment of all applicable dividends, capital gains, and interest. The Fund pursues its objective by investing in the least expensive class of the underlying fund(s) that is currently operational.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying fund(s) and other mutual funds are valued at their net asset value. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Certain investments in securities held by the underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market maker may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or underlying fund(s). As of February 28, 2006, the total value of these securities represented 1.0% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $51,560,906 and $31,726,069, respectively and long-term capital gains – $52,999,421 and $12,777,969, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $4,004,551 and $42,470,076 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to partnership interest tax allocations and losses on wash sale transactions.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,276 and $1,276 expiring in 2008 and 2010, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,679,764,265	$141,555,376	$(9,022,371)	$132,533,005

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$8,632,315	$(8,632,315)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.08% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $562,037 and $444,839 in purchase premiums and $30,508 and $2,840 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and expenses indirectly incurred by investments in the underlying fund(s)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.426%	0.108%	0.012%	0.546%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $15,005 and $10,154, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $948,172,382 and $222,682,310, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $596,961,743 and $596,961,743, respectively.

5.   Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 25.6% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2006, 0.3% of the Fund's shares were held by thirteen related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	59,476,732	$689,148,423	47,326,709	$506,574,167
Shares issued to shareholders in reinvestment of distributions	8,489,047	96,761,248	3,584,010	39,497,603
Shares repurchased	(4,818,243)	(55,311,048)	(2,189,911)	(23,530,428)
Purchase premium and redemption fees	—	592,545	—	447,679
Net increase (decrease)	63,147,536	$731,191,168	48,720,808	$522,989,021

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Alpha Only Fund, Class III	$32,963,379	$208,780,939	$90,298	$7,265,726	$—	$239,791,023
GMO Alternative Asset Opportunity Fund, Class III	—	52,128,089	26,435	—	—	54,401,971
GMO Core Plus Bond Fund, Class III	127,328,898	58,754,887	187,302,955	143,143	—	—
GMO Core Plus Bond Fund, Class IV	—	293,282,055	3,012,991	8,848,508	—	286,341,943
GMO Currency Hedged International Bond Fund, Class III	71,877,970	20,092,419	27,976,325	6,562,252	775,898	60,721,936
GMO Currency Hedged International Equity Fund, Class III	45,196,546	37,263,077	17,502,806	4,962,748	5,875,911	69,497,027
GMO Domestic Bond Fund, Class III	102,330,133	3,419,813	107,018,243	10,475	1,172,088	—
GMO Domestic Bond Fund, Class VI	—	61,733,996	44,411	1,256,742	—	60,995,048
GMO Emerging Countries Fund, Class III	11,466,947	4,772,441	257,992	302,678	1,526,888	18,879,661
GMO Emerging Country Debt Fund, Class IV	9,414,586	1,661,980	755,305	1,103,721	478,351	10,551,044
GMO Emerging Markets Fund, Class VI	84,567,353	73,489,052	6,903,857	2,781,608	17,468,606	174,293,709
GMO Inflation Indexed Bond Fund, Class III	28,364,806	37,366,729	26,004,775	693,451	176,901	39,248,409
GMO International Bond Fund, Class III	21,786,870	5,110,464	1,206,462	643,098	12,407	23,479,744
GMO International Growth Equity Fund, Class III	—	149,531,354	7,833,488	172,850	4,076,369	147,420,878

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO International Growth Fund, Class III	$87,262,780	$25,489,391	$118,826,523	$238,847	$1,795,205	$—
GMO International Intrinsic Value Fund, Class IV	86,427,234	62,320,267	16,523,111	1,632,106	5,983,780	146,232,252
GMO International Small Companies Fund, Class III	19,084,299	4,202,691	14,002,188	230,285	3,345,207	7,727,372
GMO Real Estate Fund, Class III	22,680,730	7,654,180	28,314,523	449,530	6,016,947	—
GMO Short-Duration Investment Fund, Class III	3,145,592	102,874	1,644	102,874	—	3,264,489
GMO U.S. Core Equity Fund, Class VI	—	317,840,153	3,908,042	2,422,433	6,713,787	315,495,777
GMO U.S. Core Fund, Class VI	195,163,591	52,276,721	250,956,004	2,117,106	—	—
GMO U.S. Quality Equity Fund, Class IV	80,387,878	66,970,332	64,422	1,279,251	186,140	153,278,225
GMO U.S. Value Fund, Class III	—	876,628	221,809	7,258	—	665,029
GMO Value Fund, Class III	857,087	13,593	889,444	6,379	—	—
Totals	$1,030,306,679	$1,545,134,125	$819,644,053	$43,233,069	$55,604,485	$1,812,285,537

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the "Fund") at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

17

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.56%	$1,000.00	$1,074.40	$2.88
2) Hypothetical	0.56%	$1,000.00	$1,022.02	$2.81

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $52,999,421 from long-term capital gains.

For taxable, non-corporate shareholders, 30.91% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 9.77% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $11,041,235 or if determined to be different, the qualified interest income of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global (U.S.+) Equity Allocation Fund returned +13.9% for the fiscal year ended February 28, 2006, as compared to +11.4% for the Fund's benchmark the GMO Global Equity Index (75% S&P 500 Index / 25% MSCI ACWI [All Country World Index] ex-U.S. Index). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 1.6%.

Asset allocation added nearly 4.1%. The Fund's underweight to U.S. equities and overweight to international equities, particularly emerging market equities, were the drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Global (U.S.+) Equity Allocation Fund Class III Shares and the GMO Global Equity Index As of February 28, 2006

$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
11/26/96
$4,995,000
$13,773,195
$9,794,330
$9,724,420
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Equity Index*
S&P 500 Index

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception 11/26/96
Class III	13.68%	11.76%	11.56%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Global Equity Index is a composite benchmark computed by GMO and comprised 75% S&P 500 Index and 25% MSCI ACWI (All Country World Index) ex-U.S. Index.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.0%
Short-Term Investment(s)	8.5
Preferred Stocks	2.6
Debt Obligation(s)	1.7
Private Equity Securities	0.1
Call Options Purchased	0.0
Convertible Securities	0.0
Investment Funds	0.0
Loan Assignments	0.0
Loan Participations	0.0
Mutual Fund	0.0
Promissory Notes	0.0
Put Options Purchased	0.0
Rights and Warrants	0.0
Swaps	0.0
Written Options	0.0
Futures	(0.1)
Forward Currency Contracts	(0.1)
Reverse Repurchase Agreements	(0.2)
Other	(3.5)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary**	% of Investments
United States	50.6%
Japan	9.9
United Kingdom	7.9
South Korea	3.4
France	3.2
Brazil	2.6
Taiwan	2.5
Netherlands	2.3
Germany	2.1
Canada	1.5
Italy	1.4
Australia	1.3
Switzerland	1.3
Finland	1.2
China	1.0
Mexico	0.9
South Africa	0.9
Spain	0.8
Belgium	0.6
Hong Kong	0.5
Norway	0.5
Austria	0.4
India	0.4
Russia	0.4
Sweden	0.4
Denmark	0.3
Ireland	0.3
Malaysia	0.3
Singapore	0.3
Israel	0.2
Thailand	0.2
Turkey	0.2
Philippines	0.1
Poland	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

2

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%
	Mutual Funds — 100.0%
2,067,843	GMO Alpha Only Fund, Class III	21,422,854
1,534,401	GMO Currency Hedged International Equity Fund, Class III	13,917,020
324,134	GMO Emerging Countries Fund, Class III	6,223,371
1,712,727	GMO Emerging Markets Fund, Class VI	38,450,725
243,136	GMO Inflation Indexed Bond Fund, Class III	2,698,811
1,421,227	GMO International Growth Equity Fund, Class III	42,494,690
1,324,493	GMO International Intrinsic Value Fund, Class IV	43,151,981
83,579	GMO International Small Companies Fund, Class III	1,247,841
15,369	GMO Short-Duration Investment Fund, Class III	135,556
8,712,646	GMO U.S. Core Equity Fund, Class VI	126,071,991
2,515	GMO U.S. Growth Fund, Class III	45,689
1,348,550	GMO U.S. Quality Equity Fund, Class IV	28,076,814
44,377	GMO U.S. Value Fund, Class III	454,865
145,799	GMO Emerging Country Debt Fund, Class IV	1,647,525
		326,039,733
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC	740
	TOTAL AFFILIATED ISSUERS (COST $270,200,213)	326,040,473
	SHORT-TERM INVESTMENT(S) — 0.0%
9,510	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $9,511 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $9,701.	9,510
	TOTAL SHORT-TERM INVESTMENT(S) (COST $9,510)	9,510

See accompanying notes to the financial statements.

3

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Value ($)
TOTAL INVESTMENTS — 100.0% (Cost $270,209,723)	326,049,983
Other Assets and Liabilities (net) — 0.0%	(18,416)
TOTAL NET ASSETS — 100.0%	$326,031,567

Notes to Schedule of Investments:

As of February 28, 2006, 39.8% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

4

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $9,510) (Note 2)	$9,510
Investments in affiliated issuers, at value (cost $270,200,213) (Notes 2 and 8)	326,040,473
Receivable for Fund shares sold	1,520
Receivable for expenses reimbursed by Manager (Note 3)	6,653
Total assets	326,058,156
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	409
Accrued expenses	26,180
Total liabilities	26,589
Net assets	$326,031,567
Net assets consist of:
Paid-in capital	$256,901,300
Accumulated undistributed net investment income	51,723
Accumulated net realized gain	13,238,284
Net unrealized appreciation	55,840,260
$326,031,567
Net assets attributable to:
Class III shares	$326,031,567
Shares outstanding:
Class III	27,420,863
Net asset value per share:
Class III	$11.89

See accompanying notes to the financial statements.

5

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$6,238,406
Interest	8,305
Total investment income	6,246,711
Expenses:
Custodian, fund accounting agent and transfer agent fees	37,180
Audit and tax fees	21,180
Legal fees	7,883
Trustees fees and related expenses (Note 3)	5,985
Registration fees	5,383
Miscellaneous	5,615
Total expenses	83,226
Fees and expenses reimbursed by Manager (Note 3)	(74,104)
Net expenses	9,122
Net investment income (loss)	6,237,589
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	18,638,091
Realized gains distributions from affiliated issuers (Note 8)	15,194,818
Net realized gain (loss)	33,832,909
Change in net unrealized appreciation (depreciation) on investments	(94,267)
Net realized and unrealized gain (loss)	33,738,642
Net increase (decrease) in net assets resulting from operations	$39,976,231

See accompanying notes to the financial statements.

6

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,237,589	$5,507,879
Net realized gain (loss)	33,832,909	16,196,803
Change in net unrealized appreciation (depreciation)	(94,267)	19,014,524
Net increase (decrease) in net assets from operations	39,976,231	40,719,206
Distributions to shareholders from:
Net investment income
Class III	(8,578,882)	(7,147,138)
Net realized gains
Class III	(23,838,281)	(10,998,619)
	(32,417,163)	(18,145,757)
Net share transactions (Note 7):
Class III	(17,370,663)	90,283,380
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	23,772	106,660
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	(17,346,891)	90,390,040
Total increase (decrease) in net assets	(9,787,823)	112,963,489
Net assets:
Beginning of period	335,819,390	222,855,901
End of period (including accumulated undistributed net investment income of $51,723 and $0, respectively)	$326,031,567	$335,819,390

See accompanying notes to the financial statements.

7

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006		2005		2004		2003	2002
Net asset value, beginning of period	$11.63		$10.86		$7.51		$8.66	$8.92
Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	†	0.23	†	0.14		0.15	0.23
Net realized and unrealized gain (loss)	1.32		1.23		3.55		(1.07)	(0.14)
Total from investment operations	1.55		1.46		3.69		(0.92)	0.09
Less distributions to shareholders:
From net investment income	(0.34)		(0.27)		(0.21)		(0.23)	(0.13)
From net realized gains	(0.95)		(0.42)		(0.13)		—	(0.22)
Total distributions	(1.29)		(0.69)		(0.34)		(0.23)	(0.35)
Net asset value, end of period	$11.89		$11.63		$10.86		$7.51	$8.66
Total Return(b)	13.91	%(c)	13.70	%(c)	49.63	%(c)	(10.84)%	1.12%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$326,032		$335,819		$222,856		$79,736	$40,124
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%	0.00%
Net investment income to average daily net assets(a)	1.99%		2.11%		1.99%		3.06%	2.73%
Portfolio turnover rate	20%		17%		73%		30%	13%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.04%		0.05%		0.07%	0.07%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.01		—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

(c)  Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

8

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks total return greater than that of the GMO Global Equity Index through investments to varying extents in the underlying fund(s). The GMO Global Equity Index, a composite index computed by the Manager, consists of (i) the S&P 500 Index (an index of large capitalization U.S. stocks, independently maintained and published by Standard & Poor's) and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index (an international (excluding U.S. and including emerging markets) equity index, independently maintained and published by Morgan Stanley Capital International) in the following proportions: 75% (S&P 500 Index) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index).

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of underlying fund(s) and other mutual funds are valued at their net asset value. For other assets, and in cases

9

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 0.2% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

10

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $8,857,253 and $11,543,007, respectively and long-term capital gains – $23,559,910 and $6,602,750, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $51,713 and $13,403,121 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$270,374,554	$55,801,633	$(126,204)	$55,675,429

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$2,393,016	$(2,393,016)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

11

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchase and redemption of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.10% of the amount invested or redeemed. For the period June 30, 2004 to June 29, 2005, the premium on cash purchases and fee on redemptions of Fund shares were 0.15% and 0.14%, respectively. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $10,757 and $105,459 in purchase premiums and $13,015 and $1,201 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

12

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge an advisory fee or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying fund(s)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.477%	0.091%	0.007%	0.575%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $3,534 and $1,852, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $61,937,521 and $90,270,650, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $165,538,494 and $165,538,494, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's

13

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 33.7% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, less than 0.1% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	820,653	$9,603,497	7,760,948	$83,476,617
Shares issued to shareholders in reinvestment of distributions	2,486,440	28,419,617	1,354,357	15,196,295
Shares repurchased	(4,753,170)	(55,393,777)	(777,061)	(8,389,532)
Purchase premiums and redemption fees	—	23,772	—	106,660
Net increase (decrease)	(1,446,077)	$(17,346,891)	8,338,244	$90,390,040

14

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Alpha Only Fund, Class III	$4,261,184	$18,158,700	$878,950	$630,198	$—	$21,422,854
GMO Currency Hedged International Bond Fund, Class III	6,866,604	178,133	7,183,780	164,186	13,946	—
GMO Currency Hedged International Equity Fund, Class III	14,004,042	3,846,876	5,023,547	1,010,292	1,336,583	13,917,020
GMO Emerging Countries Fund, Class III	5,157,459	635,015	563,758	102,742	532,273	6,223,371
GMO Emerging Country Debt Fund, Class IV	2,681,246	263,425	1,416,867	173,440	89,985	1,647,525
GMO Emerging Markets Fund, Class VI	34,241,582	5,019,366	6,584,838	703,692	4,315,674	38,450,725
GMO Growth Fund, Class III	123,851	3,247	126,334	467	2,780	—
GMO Inflation Indexed Bond Fund, Class III	2,712,770	2,174,700	2,122,449	132,298	39,597	2,698,811
GMO International Growth Equity Fund, Class III	—	45,325,993	4,579,381	50,088	1,181,248	42,494,690
GMO International Growth Fund, Class III	46,704,145	2,441,153	51,349,486	93,781	704,872	—
GMO International Intrinsic Value Fund, Class IV	46,508,288	4,868,754	12,796,264	492,277	1,878,978	43,151,981
GMO International Small Companies Fund, Class III	8,458,729	717,213	7,554,351	44,062	673,151	1,247,841
GMO Real Estate Fund, Class III	7,195,261	1,783,814	8,491,790	124,801	1,659,012	—
GMO Short-Duration Investment Fund, Class III	147,457	4,281	17,049	4,281	—	135,556
GMO SPV I, LLC	1,355	—	—	—	570	740	*
GMO U.S. Core Equity Fund, Class VI	—	126,956,480	1,250,000	972,553	2,717,019	126,071,991
GMO U.S. Core Fund, Class VI	129,975,587	9,141,270	140,612,856	1,243,961	—	—

15

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO U.S. Growth Fund, Class III	$—	$115,384	$70,000	$539	$2,939	$45,689
GMO U.S. Quality Equity Fund, Class IV	25,966,395	5,078,618	4,030,450	282,427	46,191	28,076,814
GMO U.S. Value Fund, Class III	—	758,054	310,000	6,782	—	454,865
GMO Value Fund, Class III	824,736	5,539	846,994	5,539	—	—
Totals	$335,830,691	$227,476,015	$255,809,144	$6,238,406	$15,194,818	$326,040,473

* After effect of the return of capital distributions of $504 and $407 on April 4, 2005 and February 21, 2006, respectively.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global (U.S.+) Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

17

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.58%	$1,000.00	$1,103.20	$3.02
2) Hypothetical	0.58%	$1,000.00	$1,021.92	$2.91

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $23,559,910 from long-term capital gains.

For taxable, non-corporate shareholders, 56.49% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 20.98% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $1,521,036 and $278,371, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Annual Report
February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Benchmark-Free Allocation Fund returned +16.5% for the period ended February 28, 2006, as compared to +4.3% for the CPI Index. During the period, the Fund was exposed to a range of asset classes through its investment in underlying GMO mutual funds.

Implementation was positive, as the underlying GMO mutual funds outperformed their respective benchmarks by approximately 0.3%.

Asset allocation contributed +16.1%. The Fund's overweight to international equities, particularly emerging equities, and currency hedged international equities drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index As of February 28, 2006

Average Annual Total Returns
1 Year
Since Inception
7/23/03
Class III
15.89%
22.69%
$9,000,000
$8,500,000
$8,000,000
$7,500,000
$7,000,000
$6,500,000
$6,000,000
$5,500,000
$5,000,000
$4,500,000
2003
2004
2005
2006
$8,517,655
$7,727,805
$5,451,575
7/23/03
$4,986,000
GMO Benchmark-Free Allocation Fund
CPI Index
MSCI World Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .28% on the purchase and .25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	58.7%
Debt Obligation(s)	29.5
Short-Term Investment(s)	7.3
Preferred Stocks	4.8
Mutual Fund	0.4
Loan Assignments	0.2
Loan Participations	0.2
Private Equity Securities	0.2
Call Options Purchased	0.1
Investment Funds	0.1
Put Options Purchased	0.1
Swaps	0.1
Convertible Securities	0.0
Promissory Notes	0.0
Rights and Warrants	0.0
Written Options	0.0
Forward Currency Contracts	(0.1)
Futures	(0.6)
Reverse Repurchase Agreements	(1.1)
Other	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country/Region Summary**	% of Investments
United States	28.6%
Euro Region***	22.6
South Korea	8.0
Japan	6.3
Brazil	6.0
Taiwan	5.8
Canada	5.0
Sweden	4.4
United Kingdom	3.8
China	2.4
Mexico	2.1
South Africa	2.0
Russia	1.0
India	0.9
Malaysia	0.6
Israel	0.5
Thailand	0.4
Hong Kong	0.3
Norway	0.3
Poland	0.3
Turkey	0.3
Austria	0.2
Philippines	0.2
Singapore	0.2
Denmark	0.2
Argentina	0.1
Chile	0.1
Switzerland	(0.9)
Australia	(1.7)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
28,827,018	GMO Alpha Only Fund, Class III	298,647,908
2,398,943	GMO Alternative Asset Opportunity Fund, Class III	63,883,855
4,089,796	GMO Core Plus Bond Fund, Class IV	42,247,589
20,715,099	GMO Currency Hedged International Bond Fund, Class III	187,264,495
8,565,347	GMO Currency Hedged International Equity Fund, Class III	77,687,695
2,180,619	GMO Emerging Country Debt Fund, Class IV	24,640,997
13,597,568	GMO Emerging Markets Fund, Class VI	305,265,395
4,786,210	GMO Inflation Indexed Bond Fund, Class III	53,126,931
1,129,474	GMO International Growth Equity Fund, Class III	33,771,273
1,066,203	GMO International Intrinsic Value Fund, Class IV	34,736,907
1,600,814	GMO International Small Companies Fund, Class III	23,900,156
3,001,258	GMO U.S. Quality Equity Fund, Class IV	62,486,196
	TOTAL MUTUAL FUNDS (COST $1,098,345,449)	1,207,659,397
	SHORT-TERM INVESTMENT(S) — 0.0%
11,847	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $11,848 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $12,084.	11,847
	TOTAL SHORT-TERM INVESTMENT(S) (COST $11,847)	11,847
	TOTAL INVESTMENTS — 100.0% (Cost $1,098,357,296)	1,207,671,244
	Other Assets and Liabilities (net) — 0.0%	(46,523)
	TOTAL NET ASSETS — 100.0%	$1,207,624,721

Notes to Schedule of Investments:

As of February 28, 2006, 40.0% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $11,847) (Note 2)	$11,847
Investments in affiliated issuers, at value (cost $1,098,345,449) (Notes 2 and 8)	1,207,659,397
Receivable for Fund shares sold	31,412
Receivable for expenses reimbursed by Manager (Note 3)	11,827
Miscellaneous receivable	89
Total assets	1,207,714,572
Liabilities:
Payable for investments purchased	31,500
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	1,699
Accrued expenses	56,652
Total liabilities	89,851
Net assets	$1,207,624,721
Net assets consist of:
Paid-in capital	$1,035,924,306
Accumulated undistributed net investment income	69,541
Accumulated net realized gain	62,316,926
Net unrealized appreciation	109,313,948
$1,207,624,721
Net assets attributable to:
Class III shares	$1,207,624,721
Shares outstanding:
Class III	43,500,729
Net asset value per share:
Class III	$27.76

See accompanying notes to the financial statements.

4

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$51,971,866
Interest	5,103
Total investment income	51,976,969
Expenses:
Chief Compliance Officer (Note 3)	7,072
Custodian, fund accounting agent and transfer agent fees	48,648
Audit and tax fees	22,659
Legal fees	17,310
Trustees fees and related expenses (Note 3)	20,958
Registration fees	9,516
Printing expense	8,284
Miscellaneous	4,504
Total expenses	138,951
Fees and expenses reimbursed by Manager (Note 3)	(106,847)
Net expenses	32,104
Net investment income (loss)	51,944,865
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	33,145,036
Realized gains distributions from affiliated issuers (Note 8)	68,233,188
Net realized gain (loss)	101,378,224
Change in net unrealized appreciation (depreciation) on investments	21,287,396
Net realized and unrealized gain (loss)	122,665,620
Net increase (decrease) in net assets resulting from operations	$174,610,485

See accompanying notes to the financial statements.

5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$51,944,865	$30,875,154
Net realized gain (loss)	101,378,224	62,056,996
Change in net unrealized appreciation (depreciation)	21,287,396	63,161,953
Net increase (decrease) in net assets from operations	174,610,485	156,094,103
Distributions to shareholders from:
Net investment income
Class III	(61,779,932)	(37,871,765)
Net realized gains
Class III	(57,743,585)	(28,936,618)
	(119,523,517)	(66,808,383)
Net share transactions (Note 7):
Class III	84,329,738	689,182,292
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	109,413	2,140,230
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	84,439,151	691,322,522
Total increase (decrease) in net assets	139,526,119	780,608,242
Net assets:
Beginning of period	1,068,098,602	287,490,360
End of period (including accumulated undistributed net investment income of $69,541 and $0, respectively)	$1,207,624,721	$1,068,098,602

See accompanying notes to the financial statements.

6

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004(a)
Net asset value, beginning of period	$26.50	$24.28	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)	1.26 †	0.98 †	0.61
Net realized and unrealized gain (loss)	2.93	3.00	4.53
Total from investment operations	4.19	3.98	5.14
Less distributions to shareholders:
From net investment income	(1.51)	(0.99)	(0.75)
From net realized gains	(1.42)	(0.77)	(0.11)
Total distributions	(2.93)	(1.76)	(0.86)
Net asset value, end of period	$27.76	$26.50	$24.28
Total Return(c)	16.50%	16.74%	25.92	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,207,625	$1,068,099	$287,490
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00	%*
Net investment income to average daily net assets(b)	4.64%	3.92%	5.05	%*
Portfolio turnover rate	47%	50%	24	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.02%	0.07	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.07	$0.13

(a)  Period from July 23, 2003 (commencement of operations) through February 29, 2004.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemptions fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Benchmark-Free Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks positive return regardless of market direction. The Fund will not seek to control risk relative to a particular securities market index or benchmark.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying fund(s) are valued at their net asset value. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that

8

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 7.6% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions were as follows: ordinary income – $66,921,938 and $60,088,474, respectively and long-term capital gains – $52,601,579 and $6,719,909, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consists of $3,199,420 and $62,936,356 of undistributed ordinary income and undistributed long-term capital gains, respectively. The

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

temporary differences between book and tax basis distributable earnings are primarily due to partnership interest tax allocations and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,102,106,616	$114,527,179	$(8,962,551)	$105,564,628

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$9,904,608	$(9,904,608)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Purchase and redemption of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were 0.28% and 0.25%, of the amount invested or redeemed, respectively. For the period June 20, 2004 to June 29, 2005, the premium on cash purchases and fee on redemptions of Fund shares were 0.36% and 0.32%, respectively. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $23,654 and $2,103,988 in purchase premiums and $85,759 and $36,242 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge a management or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

(including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred by investments in the underlying fund(s)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.527%	0.121%	0.064%	0.712%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $12,713 and $7,072, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $615,167,407 and $530,108,273, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $29,618,095 and $29,618,095, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholder and related parties

As of February 28, 2006, 13.7% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 1.8% of the Fund's shares were held by eighteen related parties comprised of certain GMO employee accounts, and 97.4% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	302,694	$8,228,184	27,019,490	$652,106,084
Shares issued to shareholders in reinvestment of distributions	4,145,312	110,385,444	2,333,898	59,349,385
Shares repurchased	(1,246,919)	(34,283,890)	(895,813)	(22,273,177)
Purchase premiums and redemption fees	—	109,413	—	2,140,230
Net increase (decrease)	3,201,087	$84,439,151	28,457,575	$691,322,522

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Alpha Only Fund, Class III	$—	$300,234,063	$83,919	$9,168,499	$—	$298,647,908
GMO Alternative Asset Opportunity Fund, Class III	—	60,000,000	29,054	—	—	63,883,855
GMO Core Plus Bond Fund, Class III	—	41,631,907	41,751,819	31,908	—	—
GMO Core Plus Bond Fund, Class IV	—	42,841,070	78,491	1,369,251	—	42,247,589
GMO Currency Hedged International Bond Fund, Class III	269,724,169	32,518,117	105,934,385	21,916,831	2,541,940	187,264,495

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Currency Hedged International Equity Fund, Class III	$85,231,973	$18,013,706	$32,032,239	$5,539,490	$8,459,216	$77,687,695
GMO Emerging Country Debt Fund, Class IV	92,884,914	3,883,686	73,278,618	2,464,782	1,418,903	24,640,997
GMO Emerging Markets Fund, Class VI	259,580,754	44,519,969	50,922,103	6,239,156	38,280,814	305,265,395
GMO Inflation Indexed Bond Fund, Class III	224,758,112	10,000,563	179,825,347	3,760,262	1,697,301	53,126,931
GMO International Growth Equity Fund, Class III	—	32,530,552	12,813	37,117	875,341	33,771,273
GMO International Growth Fund, Class III	16,000,551	11,938,255	29,618,095	62,677	471,087	—
GMO International Intrinsic Value Fund, Class IV	16,247,098	15,008,318	20,936	364,520	1,367,846	34,736,907
GMO International Small Companies Fund, Class III	103,740,259	13,862,642	87,578,259	741,902	13,120,740	23,900,156
GMO U.S. Quality Equity Fund, Class IV	—	59,254,471	12,109	275,471	—	62,486,196

Totals	$1,068,167,830	$686,237,319	$601,178,187	$51,971,866	$68,233,188	$1,207,659,397

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

15

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.72%	$1,000.00	$1,107.90	$3.76
2) Hypothetical	0.72%	$1,000.00	$1,021.22	$3.61

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $52,601,579 from long-term capital gains.

For taxable, non-corporate shareholders, 15.44% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 3.31% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $11,503,423 and $3,609,983, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on June 16, 2005, the GMO World Opportunities Equity Allocation Fund returned +15.9% for the fiscal year ended February 28, 2006, as compared to +14.2% for the Fund's benchmark, the MSCI World Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was fully exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 2.9% with most of the underperformance coming from the GMO U.S. Core Equity, GMO International Intrinsic Value, and GMO International Growth Equity Funds, which underperformed their respective benchmarks.

Asset allocation added nearly 4.6%. The Fund's underweight to U.S. equities and overweight to international equities, particularly emerging market equities, were the drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice

Comparison of Change in Value of a $5,000,000 Investment in GMO World Opportunities Equity Allocation Fund Class III Shares and the MSCI World Index As of February 28, 2006

$5,900,000
$5,800,000
$5,700,000
$5,600,000
$5,500,000
$5,400,000
$5,300,000
$5,200,000
$5,100,000
$5,000,000
$4,900,000
Average Annual Total Returns
Since Inception
Class III
6/16/05
15.80%
$5,790,220
$5,711,505
6/16/05
$4,998,000
2005
2006
GMO World Opportunities Equity Allocation Fund
MSCI World Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.4%
Short-Term Investment(s)	8.0
Preferred Stocks	0.9
Debt Obligation(s)	0.1
Futures	0.1
Convertible Securities	0.0
Investment Funds	0.0
Mutual Funds	0.0
Private Equity Securities	0.0
Rights and Warrants	0.0
Swaps	0.0
Forward Currency Contracts	(0.1)
Other	(3.4)
100.0%
Country Summary**	% of Investments
United States	31.4%
Japan	16.5
United Kingdom	13.1
France	5.3
Netherlands	3.7
Germany	3.5
Canada	2.5
Italy	2.4
Switzerland	2.2
Australia	2.1
Finland	1.9
South Korea	1.6
Spain	1.4
Taiwan	1.2
Belgium	1.1
Brazil	0.9
Norway	0.9
South Africa	0.9
Hong Kong	0.8
China	0.7
Sweden	0.7
Austria	0.6

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary**	% of Investments
India	0.6%
Russia	0.6
Ireland	0.6
Mexico	0.5
Singapore	0.5
Denmark	0.4
Israel	0.3
Malaysia	0.3
Thailand	0.2
Argentina	0.1
Chile	0.1
Greece	0.1
Indonesia	0.1
Poland	0.1
Turkey	0.1
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
158,126	GMO Alpha Only Fund, Class III	1,638,184
3,813,164	GMO Currency Hedged International Equity Fund, Class III	34,585,400
3,228,906	GMO Emerging Markets Quality Fund, Class VI	33,548,336
3,429,157	GMO International Growth Equity Fund, Class III	102,531,806
3,146,989	GMO International Intrinsic Value Fund, Class IV	102,528,906
45,523	GMO International Small Companies Fund, Class III	679,653
6,736,026	GMO U.S. Core Equity Fund, Class VI	97,470,295
1,645,560	GMO U.S. Quality Equity Fund, Class IV	34,260,556
	TOTAL MUTUAL FUNDS (COST $390,728,383)	407,243,136
	SHORT-TERM INVESTMENT(S) — 0.0%
20,155	Citigroup Cash Reserve Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $20,157 and an effective yield of 3.01%, collateralized by a U.S.Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $20,558.	20,155
	TOTAL SHORT-TERM INVESTMENT(S) (COST $20,155)	20,155
	TOTAL INVESTMENTS — 100.0% (Cost $390,748,538)	407,263,291
	Other Assets and Liabilities (net) — 0.0%	(33,184)
	TOTAL NET ASSETS — 100.0%	$407,230,107

Notes to Schedule of Investments:

As of February 28, 2006, 59.1% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $20,155) (Note 2)	$20,155
Investments in affiliated issuers, at value (cost $390,728,383) (Notes 2 and 8)	407,243,136
Receivable for Fund shares sold	57,804,000
Interest receivable	10
Receivable for expenses reimbursed by Manager (Note 3)	16,604
Total assets	465,083,905
Liabilities:
Payable for investments purchased	57,804,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	554
Accrued expenses	49,244
Total liabilities	57,853,798
Net assets	$407,230,107
Net assets consist of:
Paid-in capital	$387,441,964
Accumulated undistributed net investment income	22,190
Accumulated net realized gain	3,251,200
Net unrealized appreciation	16,514,753
$407,230,107
Net assets attributable to:
Class III shares	$407,230,107
Shares outstanding:
Class III	18,108,635
Net asset value per share:
Class III	$22.49

See accompanying notes to the financial statements.

4

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Period from June 16, 2005 (commencement of operations) through February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$2,765,039
Interest	18,290
Total investment income	2,783,329
Expenses:
Custodian, fund accounting agent and transfer agent fees	12,496
Audit and tax fees	20,108
Legal fees	3,816
Trustees fees and related expenses (Note 3)	3,063
Registration fees	28,633
Miscellaneous	3,030
Total expenses	71,146
Fees and expenses reimbursed by Manager (Note 3)	(66,959)
Net expenses	4,187
Net investment income (loss)	2,779,142
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	9,997
Realized gains distributions from affiliated issuers (Note 8)	6,155,978
Net realized gain (loss)	6,165,975
Change in net unrealized appreciation (depreciation) on investments	16,514,753
Net realized and unrealized gain (loss)	22,680,728
Net increase (decrease) in net assets resulting from operations	$25,459,870

See accompanying notes to the financial statements.

5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from June 16, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,779,142
Net realized gain (loss)	6,165,975
Change in net unrealized appreciation (depreciation)	16,514,753
Net increase (decrease) in net assets from operations	25,459,870
Distributions to shareholders from:
Net investment income
Class III	(3,995,989)
Net realized gains
Class III	(1,675,738)
(5,671,727)
Net share transactions (Note 7):
Class III	387,323,355
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	118,609
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	387,441,964
Total increase (decrease) in net assets	407,230,107
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $22,190)	$407,230,107

See accompanying notes to the financial statements.

6

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from June 16, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)	0.37	†
Net realized and unrealized gain (loss)	2.78
Total from investment operations	3.15
Less distributions to shareholders:
From net investment income	(0.46)
From net realized gains	(0.20)
Total distributions	(0.66)
Net asset value, end of period	$22.49
Total Return(b)	15.90	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$407,230
Net expenses to average daily net assets(c)	0.00	%*(d)
Net investment income to average daily net assets	2.42	%*
Portfolio turnover rate	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total return would have been lower had certain expenses not been reimbursed and/or waived during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO World Opportunities Equity Allocation Fund (the "Fund"), which commenced operations on June 16, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks total return greater than the return of the MSCI World Index, the Fund's benchmark. The MSCI World Index is a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of underlying fund(s) are valued at their net asset value. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available, or whose values the Manager has determined to be unreliable, are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close, but before the close of the NYSE. As a

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulation, which may differ from U.S. GAAP. During the period ended February 28, 2006, the tax basis of distributions paid were as follows: ordinary income – $4,442,853 and long-term capital gains – $1,228,874.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $22,190 and $3,251,200 of undistributed ordinary income and undistributed long-term capital gains, respectively.

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$390,748,538	$16,592,767	$(78,014)	$16,514,753

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,239,037	$(1,239,037)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.04% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the period ended February 28, 2006, the Fund received $118,609 in purchase premiums and $0 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and expenses indirectly incurred by investments in the underlying fund(s).

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the period ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.473%	0.102%	0.575%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2006, was $1,093 and $1,124, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $399,318,627 and $8,600,242, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the period ended February 28, 2006 were $82,121,832 and $82,121,832, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 76.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from June 16, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount
Shares sold	17,845,201	$381,651,629
Shares issued to shareholders in reinvestment of distributions	263,434	5,671,726
Purchase premiums and redemption fees	—	118,609
Net increase (decrease)	18,108,635	$387,441,964

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Alpha Only Fund, Class III	$—	$1,654,388	$—	$56,462	$—	$1,638,184
GMO Currency Hedged International Equity Fund, Class III	—	33,978,671	—	1,419,068	1,265,569	34,585,400
GMO Emerging Markets Quality Fund, Class VI	—	30,284,384	—	175,464	35,011	33,548,336
GMO International Growth Equity Fund, Class III	—	103,630,959	3,250,000	57,751	1,361,963	102,531,806
GMO International Growth Fund, Class III	—	41,081,013	43,426,672	23,023	173,043	—
GMO International Intrinsic Value Fund, Class IV	—	99,689,532	3,500,000	497,727	1,658,058	102,528,906
GMO International Small Companies Fund, Class III	—	741,461	—	14,472	191,470	679,653

13

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Real Estate Fund, Class III	$—	$2,277,886	$1,849,242	$40,921	$550,262	$—
GMO U.S. Core Equity Fund, Class VI	—	96,869,953	—	319,618	910,827	97,470,295
GMO U.S. Core Fund, Class VI	—	38,080,888	38,696,160	58,950	—	—
GMO U.S. Quality Equity Fund, Class IV	—	33,151,324	—	101,583	9,775	34,260,556
Totals	$—	$481,440,459	$90,722,074	$2,765,039	$6,155,978	$407,243,136

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the period June 16, 2005 (commencement of operations) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

15

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.58%	$1,000.00	$1,074.60	$2.98
2) Hypothetical	0.58%	$1,000.00	$1,021.92	$2.91

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $1,228,874 from long-term capital gains.

For taxable, non-corporate shareholders, 47.02% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 10.64% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $1,140,455 and $446,863, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on May 31, 2005, the GMO Strategic Balanced Allocation Fund returned +14.4% for the fiscal year ended February 28, 2006, as compared to +12.1% for the Fund's benchmark, the GMO Strategic Balanced Index (75% MSCI World Index / 25% Lehman Brothers U.S. Aggregate Index) for the same period. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 1.4%. The primary drivers of the underperformance were negative relative returns from the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO International Growth Equity Funds.

Asset allocation added 3.7%. The Fund's underweight to U.S. equities and overweight to international equities, particularly emerging market equities, were the drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Strategic Balanced Allocation Fund Class III Shares and the GMO Strategic Balanced Index As of February 28, 2006

$5,900,000
$5,800,000
$5,700,000
$5,600,000
$5,500,000
$5,400,000
$5,300,000
$5,200,000
$5,100,000
$5,000,000
$4,900,000
Average Annual Total Returns
Since Inception
Class III
5/31/05
14.28%
$5,800,025
$5,714,235
$5,603,240
5/31/05
$4,997,000
2005
2006
GMO Strategic Balanced Allocation Fund
GMO Strategic Balanced Index*
MSCI World Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .06% on the purchase and .06% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Strategic Balanced Index is a composite benchmark computed by GMO and comprised 75% MSCI World Index and 25% Lehman Brothers U.S. Aggregate Index.

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	69.1%
Debt Obligation(s)	26.5
Short-Term Investment(s)	5.9
Preferred Stocks	1.0
Mutual Funds	0.2
Call Options Purchased	0.1
Loan Assignments	0.1
Loan Participations	0.1
Futures	0.0
Promissory Notes	0.0
Put Options Purchased	0.0
Rights and Warrants	0.0
Swaps	0.0
Written Options	0.0
Forward Currency Contracts	0.0
Reverse Repurchase Agreements	(0.6)
Other	(2.4)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country/Region Summary**	% of Investments
United States	35.0%
Euro Region***	20.4
Japan	15.9
United Kingdom	7.0
Canada	5.4
Sweden	4.4
South Korea	2.0
Taiwan	1.5
Brazil	1.1
South Africa	1.1
China	0.8
Russia	0.8
India	0.7
Norway	0.7
Hong Kong	0.6
Mexico	0.6
Austria	0.5
Denmark	0.4
Singapore	0.4
Israel	0.3
Malaysia	0.3
Chile	0.2
Poland	0.2
Switzerland	0.2
Thailand	0.2
Argentina	0.1
Indonesia	0.1
Turkey	0.1
Australia	(1.0)
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets. The table includes values of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, the Netherlands and Spain.

2

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%
	Affiliated Issuer(s) — 100.0%
5,601,677	GMO Core Plus Bond Fund, Class IV	57,865,320
1,020,921	GMO Currency Hedged International Bond Fund, Class III	9,229,127
110,865	GMO Currency Hedged International Equity Fund, Class III	1,005,543
751,752	GMO Domestic Bond Fund, Class VI	7,382,206
95,982	GMO Emerging Country Debt Fund, Class IV	1,084,598
3,258,673	GMO Emerging Markets Quality Fund, Class VI	33,857,607
923,895	GMO Inflation Indexed Bond Fund, Class III	10,255,231
1,242,468	GMO International Bond Fund, Class III	11,890,420
2,800,500	GMO International Growth Equity Fund, Class III	83,734,942
2,556,557	GMO International Intrinsic Value Fund, Class IV	83,292,632
79,541	GMO International Small Companies Fund, Class III	1,187,543
2,386,884	GMO U.S. Core Equity Fund, Class VI	34,538,207
1,501,328	GMO U.S. Quality Equity Fund, Class IV	31,257,649
	TOTAL MUTUAL FUNDS (COST $353,328,349)	366,581,025
	SHORT-TERM INVESTMENT(S) — 0.0%
60,549	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $60,554 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturity date of 02/15/36 and a market value, including accrued interest, of $61,760.	60,549
	TOTAL SHORT-TERM INVESTMENT(S) (COST $60,549)	60,549
	TOTAL INVESTMENTS — 100.0% (Cost $353,388,898)	366,641,574
	Other Assets and Liabilities (net) — 0.0%	(19,245)
	TOTAL NET ASSETS — 100.0%	$366,622,329

As of February 28, 2006, 48.0% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

See accompanying notes to the financial statements.

3

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $60,549) (Note 2)	$60,549
Investments in affiliated issuers, at value (cost $353,328,349) (Notes 2 and 8)	366,581,025
Receivable for Fund shares sold	25,192,440
Receivable for expenses reimbursed by Manager (Note 3)	26,796
Miscellaneous receivable	7,565
Total assets	391,868,375
Liabilities:
Payable for investments purchased	12,510,000
Payable for Fund shares repurchased	12,668,475
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer fees	1,011
Accrued expenses	66,560
Total liabilities	25,246,046
Net assets	$366,622,329
Net assets consist of:
Paid-in capital	$348,768,164
Accumulated undistributed net investment income	41,901
Accumulated net realized gain	4,559,588
Net unrealized appreciation	13,252,676
$366,622,329
Net assets attributable to:
Class III shares	$366,622,329
Shares outstanding:
Class III	16,386,112
Net asset value per share:
Class III	$22.37

See accompanying notes to the financial statements.

4

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Period from May 31, 2005
(commencement of operations) through February 28, 2006

Investment Income:
Dividends from affiliated issuers (Note 8)	$4,702,121
Interest	34,820
Total investment income	4,736,941
Expenses:
Custodian, fund accounting agent and transfer agent fees	24,804
Audit and tax fees	20,112
Legal fees	6,062
Trustees fees and related expenses (Note 3)	4,400
Registration fees	40,384
Miscellaneous	4,814
Total expenses	100,576
Fees and expenses reimbursed by Manager (Note 3)	(94,382)
Net expenses	6,194
Net investment income (loss)	4,730,747
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(999,088)
Realized gains distributions from affiliated issuers (Note 8)	6,786,824
Net realized gain (loss)	5,787,736
Change in net unrealized appreciation (depreciation) on investments	13,252,676
Net realized and unrealized gain (loss)	19,040,412
Net increase (decrease) in net assets resulting from operations	$23,771,159

See accompanying notes to the financial statements.

5

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from May 31, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,730,747
Net realized gain (loss)	5,787,736
Change in net unrealized appreciation (depreciation)	13,252,676
Net increase (decrease) in net assets from operations	23,771,159
Distributions to shareholders from:
Net investment income
Class III	(6,503,776)
Net realized gains
Class III	(316,251)
(6,820,027)
Net share transactions (Note 7):
Class III	349,524,197
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	147,000
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	349,671,197
Total increase (decrease) in net assets	366,622,329
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $41,901)	$366,622,329

See accompanying notes to the financial statements.

6

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from May 31, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.52
Net realized and unrealized gain (loss)	2.34
Total from investment operations	2.86
Less distributions to shareholders:
From net investment income	(0.47)
From net realized gains	(0.02)
Total distributions	(0.49)
Net asset value, end of period	$22.37
Total Return(b)	14.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$366,622
Net expenses to average daily net assets(c)(d)	0.00	%*
Net investment income to average daily net assets(a)	3.22	%*
Portfolio turnover rate	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total return would have been lower had certain expenses not been reimbursed and/or waived during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investments in underlying fund(s) (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

7

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Strategic Balanced Allocation Fund (the "Fund"), which commenced operations on May 31, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund operates as a "fund-of-funds" and makes investments in other funds of the Trust ("underlying fund(s)"). The Fund seeks total return greater than the return of the GMO Strategic Balanced Index through investments to varying extent in the underlying fund(s). The GMO Strategic Balanced Index is a composite benchmark computed by GMO consisting of (i) the MSCI World Index (a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International) and (ii) the Lehman Brothers U.S. Aggregate Bond Index (an independently maintained and published index comprised of U.S. fixed rate debt issues having a maturity of at least one year and rated investment grade or higher by Moody's Investors Service, Standard & Poor's or Fitch IBCA, Inc.) in the following proportions: 75% (MSCI World), and 25% (Lehman Brothers). The GMO Strategic Balanced Index reflects investment of all applicable dividends, capital gains, and interest. The Fund pursues its objective by investing in the least expensive class of the underlying fund(s) that is currently operational.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares

8

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

of underlying fund(s) are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Certain investments in securities held by the Fund or underlying fund(s) are valued on the basis of a price provided by a principal market maker. The prices provided by the principal market makers may differ from the value that would be realized if the securities were sold and the differences could be material to the Fund or the underlying fund(s). As of February 28, 2006, the total value of these securities represented 7.3% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

9

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the period ended February 28, 2006, the tax basis of distributions paid were as follows: ordinary income – $6,503,776 and long-term capital gains – $316,251.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $199,042 and $4,537,652 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$347,911,937	$26,922,313	$(8,192,676)	$18,729,637

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,814,930	$(911,897)	$(903,033)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from underlying fund(s) are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature

10

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the premiums on cash purchases and fee on redemptions of Fund shares were each 0.06% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee in an amount approximately equal to the fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the period ended February 28, 2006, the Fund received $143,850 in purchase premiums and $3,150 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying fund(s) may be more pronounced to the extent that the underlying fund(s) engage in derivative transactions.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying fund(s). The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying fund(s) in which the Fund invests.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund for its total annual direct operating expenses (excluding fees and expenses of the Chief Compliance Officer

11

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes, and expenses indirectly incurred by investments in the underlying fund(s)).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the period ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.417%	0.105%	0.012%	0.534%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2006 was $1,419 and $1,794, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2006 aggregated $355,288,121 and $19,392,340, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $57,002,682 and $57,002,682, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 54.6% of the outstanding shares of the Fund was held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

12

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

As of February 28, 2006, 100% of the Fund's shares was held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from May 31, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount
Shares sold	17,293,712	$369,830,731
Shares issued to shareholders in reinvestment of distributions	295,550	6,375,003
Shares repurchased	(1,203,150)	(26,681,537)
Purchase premiums and redemption fees	—	147,000
Net increase (decrease)	16,386,112	$349,671,197

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the period ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Core Plus Bond Fund, Class III	$—	$7,564,725	$7,491,746	$5,725	$—	$—
GMO Core Plus Bond Fund, Class IV	—	58,775,016	—	1,578,884	—	57,865,320
GMO Currency Hedged International Bond Fund, Class III	—	13,633,071	3,450,000	958,919	122,292	9,229,127
GMO Currency Hedged International Equity Fund, Class III	—	1,000,000	—	—	—	1,005,543
GMO Domestic Bond Fund, Class III	—	2,803,279	2,773,691	—	12,279	—

13

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Domestic Bond Fund, Class VI	$—	$8,037,621	$530,000	$161,669	$—	$7,382,206
GMO Emerging Country Debt Fund, Class IV	—	1,728,417	600,995	125,049	48,824	1,084,598
GMO Emerging Markets Quality Fund, Class VI	—	30,099,761	1,700,000	331,537	69,595	33,857,607
GMO Inflation Indexed Bond Fund, Class III	—	10,381,862	—	109,426	16,137	10,255,231
GMO International Bond Fund, Class III	—	12,750,132	300,000	127,584	2,461	11,890,420
GMO International Growth Equity, Class III	—	84,133,700	3,040,000	80,160	1,890,429	83,734,942
GMO International Growth Fund, Class III	—	39,007,992	40,268,111	29,564	222,206	—
GMO International Intrinsic Value Fund, Class IV	—	81,004,331	3,040,000	687,383	2,280,525	83,292,632
GMO International Small Companies Fund, Class III	—	2,299,818	900,000	40,310	486,765	1,187,543
GMO Real Estate Fund, Class III	—	4,548,420	3,647,345	81,025	1,044,368	—
GMO U.S. Core Equity Fund, Class VI	—	35,477,189	1,204,000	200,405	582,211	34,538,207
GMO U.S. Core Fund, Class VI	—	16,642,629	16,734,572	23,875	—	—
GMO U.S. Quality Equity Fund, Class IV	—	30,869,933	750,000	160,606	8,732	31,257,649
Totals	$—	$440,757,896	$86,430,460	$4,702,121	$6,786,824	$366,581,025

9.  Subsequent event

As of April 1, 2006, the Fund changed its name to GMO Strategic Opportunities Allocation Fund.

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Balanced Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Balanced Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the period from May 31, 2005 (commencement of operations) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

15

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.54%	$1,000.00	$1,086.60	$2.79
2) Hypothetical	0.54%	$1,000.00	$1,022.12	$2.71

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Strategic Balanced Allocation Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $316,251 from long-term capital gains.

For taxable, non-corporate shareholders, 34.17% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 5.84% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 $2,322,498 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Alpha Only Fund returned +4.6% for the fiscal year ended February 28, 2006, as compared to +3.3% for the Citigroup 3-Month Treasury Bill Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by 2.0%.

Asset allocation added approximately 3.3%. The portfolio's allocation to international and emerging equities drove the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	84.4%
Short-Term Investment(s)	15.6
Preferred Stocks	2.1
Debt Obligation(s)	0.2
Private Equity Securities	0.1
Convertible Securities	0.0
Investment Funds	0.0
Rights and Warrants	0.0
Swaps	0.0
Forward Currency Contracts	(0.4)
Futures	(2.3)
Other	0.3
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying fund(s)").

1

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Country Summary**	% of Investments
United States	38.9%
Japan	13.5
United Kingdom	10.7
France	4.3
South Korea	3.1
Netherlands	3.0
Germany	2.9
Brazil	2.4
Taiwan	2.3
Canada	2.1
Italy	2.0
Switzerland	1.8
Australia	1.7
Finland	1.6
Spain	1.1
Belgium	0.9
China	0.9
Mexico	0.8
South Africa	0.8
Norway	0.7
Hong Kong	0.6
Sweden	0.6
Austria	0.5
Denmark	0.4
Ireland	0.4
Russia	0.4
Singapore	0.4
India	0.3
Israel	0.2
Malaysia	0.2
Thailand	0.2
Philippines	0.1
Poland	0.1
Turkey	0.1
100.0%

**  The table above incorporates aggregate indirect country exposure associated with investments in underlying fund(s). The table excludes short-term investment(s) and any investment in underlying fund(s) that is less than 3% of invested assets.

2

GMO Alpha Only Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 90.8%
	United States — 90.8%
	Affiliated Issuer(s)
7,100,412	GMO Emerging Markets Fund, Class III	159,688,267
10,679,589	GMO International Growth Equity Fund, Class III	319,319,726
9,799,353	GMO International Intrinsic Value Fund, Class III	319,360,923
23,621,033	GMO U.S. Core Equity Fund, Class III	342,268,774
8,893,996	GMO U.S. Quality Equity Fund, Class III	185,084,052
		1,325,721,742
	TOTAL MUTUAL FUNDS (COST $1,249,170,502)	1,325,721,742
	COMMON STOCKS — 0.0%
	Italy — 0.0%
12,500	Grassetto SPA * (a) (b)	149
	TOTAL COMMON STOCKS (COST $7,040)	149
	SHORT-TERM INVESTMENT(S) — 8.8%
70,600,000	Rabobank Time Deposit, 4.53%, due 03/01/06	70,600,000
58,685,000	U.S. Treasury Bill, 4.64%, due 08/24/06 (c) (d)	57,394,634
	TOTAL SHORT-TERM INVESTMENT(S) (COST $127,988,192)	127,994,634
	TOTAL INVESTMENTS — 99.6% (Cost $1,377,165,734)	1,453,716,525
	Other Assets and Liabilities (net) — 0.4%	6,444,836
	TOTAL NET ASSETS — 100.0%	$1,460,161,361

See accompanying notes to the financial statements.

3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Sales
5/26/06	AUD	49,306,243	$36,546,034	$(260,677)
5/26/06	CHF	63,340,841	48,705,334	41,880
5/26/06	DKK	28,940,170	4,646,330	(16,473)
5/26/06	EUR	190,211,565	227,917,521	(166,913)
5/26/06	GBP	97,459,428	171,087,183	(1,521,303)
5/26/06	HKD	88,901,412	11,474,728	49
5/26/06	JPY	20,689,223,359	180,765,976	(3,901,625)
5/26/06	NOK	30,377,373	4,526,263	(8,821)
5/26/06	NZD	2,128,989	1,401,183	10,937
5/26/06	SEK	124,877,308	15,884,229	109,012
5/26/06	SGD	8,164,568	5,047,672	(37,576)
				$(5,751,510)

Futures contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
1,380	CAC 40	March 2006	$82,312,478	$(675,257)
352	DAX	March 2006	60,886,746	(4,521,052)
2,080	FTSE 100	March 2006	210,319,397	(7,375,083)
145	HANG SENG	March 2006	14,802,041	(243,165)
237	IBEX 35	March 2006	33,252,098	(916,276)
1,621	OMXS 30	March 2006	20,363,009	39,913
334	Russell 2000	March 2006	122,244,000	(5,598,034)
1,510	S&P 500	March 2006	484,106,000	(2,583,990)
148	S&P/MIB	March 2006	33,268,674	(2,172,562)
512	SPI 200	March 2006	46,797,696	(2,789,491)
1,543	TOPIX	March 2006	221,009,373	(7,273,530)
				$(34,108,527)

See accompanying notes to the financial statements.

4

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  Bankrupt issuer.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

As of February 28, 2006, 46.6% of the Net Assets of the Fund, through investments in the underlying fund(s), was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen

CHF - Swiss Franc	NOK - Norwegian Krone

DKK - Danish Krone	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	SGD - Singapore Dollar

HKD - Hong Kong Dollar

See accompanying notes to the financial statements.

5

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments in unaffiliated issuers, at value (cost $127,995,232) (Note 2)	$127,994,783
Investments in affiliated issuers, at value (cost $1,249,170,502) (Notes 2 and 8)	1,325,721,742
Cash	40,001
Foreign currency, at value (cost $587) (Note 2)	590
Receivable for Fund shares sold	51,667
Interest receivable	8,884
Unrealized appreciation on open forward currency contracts (Note 2)	161,878
Receivable for variation margin on open futures contracts (Note 2)	12,354,720
Receivable for expenses reimbursed by Manager (Note 3)	645,633
Total assets	1,466,979,898
Liabilities:
Payable to affiliate for (Note 3):
Management fee	539,046
Shareholder service fee	161,714
Trustees and Chief Compliance Officer fees	2,205
Unrealized depreciation on open forward currency contracts (Note 2)	5,913,388
Accrued expenses	202,184
Total liabilities	6,818,537
Net assets	$1,460,161,361
Net assets consist of:
Paid-in capital	$1,467,231,545
Accumulated undistributed net investment income	12,822,573
Accumulated net realized loss	(56,583,515)
Net unrealized appreciation	36,690,758
$1,460,161,361
Net assets attributable to:
Class III shares	$1,460,161,361
Shares outstanding:
Class III	140,901,127
Net asset value per share:
Class III	$10.36

See accompanying notes to the financial statements.

6

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Interest	$3,025,123
Dividends from affiliated issuers (Note 8)	10,143,791
Total investment income	13,168,914
Expenses:
Management fee (Note 3)	4,061,865
Shareholder service fee – Class III (Note 3)	1,218,559
Custodian and fund accounting agent fees	129,166
Transfer agent fees	28,386
Audit and tax fees	41,795
Legal fees	23,406
Trustees fees and related expenses (Note 3)	14,599
Registration fees	119,571
Miscellaneous	20,018
Total expenses	5,657,365
Fees and expenses reimbursed by Manager (Note 3)	(224,837)
Indirectly incurred fees waived or borne by Manager (Note 3)	(3,514,000)
Shareholder service fee waived – Class III (Note 3)	(1,094,422)
Net expenses	824,106
Net investment income (loss)	12,344,808
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	29,073,836
Realized gains distributions from affiliated issuers (Note 8)	45,815,348
Closed futures contracts	(108,406,918)
Foreign currency, forward contracts and foreign currency related transactions	35,971,604
Net realized gain (loss)	2,453,870
Change in net unrealized appreciation (depreciation) on:
Investments	53,612,136
Open futures contracts	(31,306,514)
Foreign currency, forward contracts and foreign currency related transactions	(4,641,607)
Net unrealized gain (loss)	17,664,015
Net realized and unrealized gain (loss)	20,117,885
Net increase (decrease) in net assets resulting from operations	$32,462,693

See accompanying notes to the financial statements.

7

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,344,808	$2,150,898
Net realized gain (loss)	2,453,870	(8,006,672)
Change in net unrealized appreciation (depreciation)	17,664,015	9,821,663
Net increase (decrease) in net assets from operations	32,462,693	3,965,889
Distributions to shareholders from:
Net investment income
Class III	(44,049,884)	—
Net share transactions (Note 7):
Class III	1,290,587,348	100,566,657
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,673,529	114,581
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	1,292,260,877	100,681,238
Total increase (decrease) in net assets	1,280,673,686	104,647,127
Net assets:
Beginning of period	179,487,675	74,840,548
End of period (including accumulated undistributed net investment income of $12,822,573 and distributions in excess of net investment income of $1,185,487, respectively)	$1,460,161,361	$179,487,675

See accompanying notes to the financial statements.

8

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$10.26	$9.99	$9.63	$9.23	$8.73
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.16	0.19	0.17	0.20	0.17
Net realized and unrealized gain (loss)	0.31	0.08	0.19	0.49	0.96
Total from investment operations	0.47	0.27	0.36	0.69	1.13
Less distributions to shareholders:
From net investment income	(0.37)	—	—	(0.29)	(0.63)
Total distributions	(0.37)	—	—	(0.29)	(0.63)
Net asset value, end of period	$10.36	$10.26	$9.99	$9.63	$9.23
Total Return(b)	4.63%	2.70%	3.74%	7.61%	13.32%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,460,161	$179,488	$74,841	$26,329	$16,628
Net expenses to average daily net assets(c)	0.10%	0.18%	0.26%	0.64%	0.37%
Net investment income to average daily net assets(a)	1.52%	1.94%	1.72%	2.06%	1.88%
Portfolio turnover rate	40%	19%	11%	111%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.59%	0.62%	0.72%	0.94%	0.78%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.01	$0.01	—	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying fund(s) in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying fund(s) (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

9

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Alpha Only Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return. The Fund pursues its objective by investing primarily in shares of domestic equity, international equity and fixed income funds of the Trust ("underlying fund(s)") or in securities of the type invested in by the underlying fund(s). The Fund typically hedges the corresponding market exposure resulting from such investments by investing in futures, swap contracts, forward currency contracts and other derivatives. To the extent the Fund's hedges are effective, the performance of the Fund is not expected to correlate with the movements of markets generally but rather will reflect the Manager's outperformance or underperformance relative to such markets generally. The Fund's benchmark is the Citigroup 3-Month Treasury Bill Index.

The financial statements of the underlying fund(s) in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of the underlying fund(s) and other mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good

10

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the underlying fund(s) are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument

11

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as

12

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $44,049,884 and $0, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $7,125,063 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions.

As of February 28, 2006, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $523,745, $6,598,186, $2,024,420 and $23,713,990 expiring in 2007, 2012, 2013 and 2014, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2006, the Fund elected to defer to March 1, 2006 post-October capital losses of $31,744,372.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,377,319,184	$76,404,232	$(6,891)	$76,397,341

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$45,713,136	$(44,191,901)	$(1,571,235)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying fund(s). Because the underlying fund(s) have varied expense and fee levels and the Fund may own different proportions of underlying fund(s) at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.09% of the amount invested or redeemed. For the period June 30, 2004 to June 29, 2005, the premium on cash purchases and fee on redemptions of Fund shares were 0.11% each. The redemption fee is only applicable to shares acquired on or after June 30, 2003 and is subject to adjustment based upon purchase premiums and redemption fees of the underlying fund(s) in which the Fund invests and the estimated transaction costs of investing directly in securities. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying fund(s) in which the Fund was invested and the estimated transaction costs of investing in securities. The level of purchase premium and redemption fee for the Fund may be adjusted to account for

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

changes in the Fund's investments (i.e. changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2006 and February 28, 2005, the Fund received $1,425,013 and $114,247 in purchase premiums and $248,516 and $334 in redemption fees, respectively. There is no premium for reinvested distributions or in-kind transactions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying fund(s), some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. As described in Note 1, the Fund invests in certain underlying fund(s). Like the management fee (as described below), the Fund's shareholder service fee will be waived (but not below zero) to the extent of the indirect shareholder service fees paid in connection with the Fund's investment in shares of the underlying fund(s).

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, custody fees, and the following expenses: fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "fund expenses")) plus the amount of fees and expenses, excluding shareholder service fees and fund expenses (as defined above), incurred indirectly by the Fund through investment in the underlying fund(s), exceed 0.50% of the Fund's average daily net assets. Because GMO will not reimburse expenses incurred indirectly by the Fund to the extent they exceed 0.50% of the Fund's average daily net assets, and because the amount of fees and

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

expenses incurred indirectly by the Fund will vary, the operating expenses (excluding shareholder service fees and fund expenses (as defined above)) incurred indirectly by the Fund through its investment in the underlying fund(s) may exceed 0.50% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying fund(s). For the year ended February 28, 2006, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.450%	0.135%	0.585%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $8,975 and $7,567, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchase and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $1,385,404,072 and $301,207,339, respectively. Cost of purchases and proceeds from sale of securities for in-kind transactions for the year ended February 28, 2006 were $370,263,424 and $370,263,424, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

6.  Principal shareholders and related parties

As of February 28, 2006, 78.8% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Two of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 2.7% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 97.1% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	157,546,087	$1,649,310,656	10,298,449	$103,560,173
Shares issued to shareholders in reinvestment of distributions	4,211,361	43,039,715	—	—
Shares repurchased	(38,346,631)	(401,763,023)	(302,412)	(2,993,516)
Purchase premiums and redemption fees	—	1,673,529	—	114,581
Net increase (decrease)	123,410,817	$1,292,260,877	9,996,037	$100,681,238

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2006 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gains Distributions	Value, end of period
GMO Emerging Markets Fund, Class III	$16,878,480	$163,692,003	$44,000,000	$2,159,533	$14,632,471	$159,688,267
GMO International Growth Equity Fund, Class III	—	374,837,107	66,000,000	336,397	7,933,350	319,319,726
GMO International Growth Fund, Class III	29,239,694	146,475,459	186,267,361	252,516	1,897,943	—
GMO International Intrinsic Value Fund, Class III	30,052,195	327,552,440	66,000,000	2,886,285	10,344,877	319,360,923
GMO International Small Companies Fund, Class III	5,549,424	1,800,000	7,008,682	—	—	—
GMO Real Estate Fund, Class III	3,717,233	16,428,595	17,198,657	358,449	4,820,147	—
GMO U.S. Core Equity Fund, Class III	—	406,580,003	67,000,000	2,143,814	6,056,469	342,268,774
GMO U.S. Core Fund, Class III	47,493,750	132,752,995	183,996,063	702,995	—	—
GMO U.S. Quality Equity Fund, Class III	25,915,830	185,548,894	34,000,000	1,303,802	130,091	185,084,052
Totals	$158,846,606	$1,755,667,496	$671,470,763	$10,143,791	$45,815,348	$1,325,721,742

19

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

20

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.68%	$1,000.00	$1,021.40	$3.41
2) Hypothetical	0.68%	$1,000.00	$1,021.42	$3.41

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

For taxable, non-corporate shareholders, 30.53% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 5.62% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 $1,202,562 or if determined to be different, the qualified interest income of such year.

22

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

23

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

24

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

25

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Real Estate Fund returned +28.9% for the fiscal year ended February 28, 2006, as compared to +30.7% for the MSCI U.S. REIT Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in REIT stocks throughout the period.

During the period, overall sector selection was negative due largely to an overweight position in Regional Mall and an underweight in Storage. This negative performance was partially offset by an underweight in Manufactured Housing.

Stock selection was also negative for the fiscal year. Selections among Office-CBD and Office-Suburban both hindered overall relative performance. Stock selection in Regional Mall, Industrial, and Diversified/Miscellaneous were all positive for the period.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Real Estate Investments	81.3%
Short-Term Investment(s)	11.9
Other	6.8
100.0%
Industry Sector Summary	% of REIT Investments
Apartments	18.0%
Office Suburban	15.5
Shopping Centers	13.1
Regional Malls	9.7
Office Central Business District	8.1
Diversified	7.7
Industrial	6.4
Health Care	5.7
Storage	5.6
Hotels	5.2
Triple Net	3.6
Manufactured Housing	1.0
Outlets	0.4
100.0%

1

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 81.3%
	REAL ESTATE INVESTMENT TRUSTS — 81.3%
	Apartments — 14.6%
5,100	Apartment Investment & Management Co., Class A (a)	225,981
31,600	Archstone-Smith Trust	1,497,840
9,800	Avalonbay Communities, Inc. (a)	1,009,400
3,100	BRE Properties-Class A	168,547
3,500	Camden Property Trust	230,475
41,300	Equity Residential Properties Trust	1,870,064
3,300	Essex Property Trust, Inc. (a)	328,845
3,300	GMH Communities Trust	54,846
2,000	Home Properties of NY, Inc. (a)	98,720
4,700	Investors Real Estate Trust	44,462
1,300	Mid-America Apartment Communities, Inc.	70,590
3,600	Post Properties	159,840
1,800	Town & Country Trust (a)	72,522
7,800	United Dominion Realty Trust, Inc.	208,650
		6,040,782
	Diversified — 6.3%
2,800	Colonial Properties Trust (a)	135,380
9,100	Cousins Properties, Inc.	279,097
5,700	Crescent Real Estate Equities	119,985
5,400	Glenborough Realty Trust, Inc. (a)	104,490
2,300	Pennslyvania Real Estate Investment Trust	92,920
19,200	Vornado Realty Trust	1,708,608
4,400	Washington Real Estate Investment Trust	147,048
		2,587,528
	Health Care — 4.7%
19,600	Health Care Property Investors, Inc. (a)	538,412
6,600	Health Care, Inc.	240,570
5,500	Healthcare Realty Trust, Inc.	205,205
9,500	Nationwide Health Properties	213,940

See accompanying notes to the financial statements.

2

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Health Care — continued
9,700	Omega Healthcare Investors, Inc.	125,518
10,700	Senior Housing Properties Trust	191,851
2,200	Universal Health Realty Income Trust	77,550
10,800	Ventas, Inc.	334,800
		1,927,846
	Hotels — 4.2%
5,100	Equity Inns, Inc.	78,948
3,800	Felcor Lodging Trust, Inc.	75,430
4,900	Highland Hospitality Corp.	60,368
10,000	Hospitality Properties Trust	445,000
30,600	Host Marriott Corp. (a)	594,558
3,800	Innkeepers USA Trust	66,614
2,900	Lasalle Hotel Properties	115,855
6,700	Meristar Hospitality Corp. *	69,077
4,900	Strategic Hotel Capital	105,840
4,900	Sunstone Hotel Investors, Inc.	143,864
		1,755,554
	Industrial — 5.2%
8,400	AMB Property Corp.	450,660
1,800	Centerpoint Properties Corp.	89,730
1,800	Eastgroup Properties, Inc.	82,710
4,700	First Industrial Realty Trust	181,326
25,638	Prologis	1,346,508
		2,150,934
	Manufactured Housing — 0.8%
4,500	Affordable Residential Communities (a)	42,570
3,700	Equity Lifestyle Properties, Inc.	176,453
3,500	Sun Communities, Inc. (a)	121,170
		340,193

See accompanying notes to the financial statements.

3

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Office Central Business District — 6.6%
11,600	American Financial Realty Trust (a)	137,112
4,300	BioMed Realty Trust, Inc.	119,024
9,900	Boston Properties, Inc.	838,233
40,300	Equity Office Properties Trust	1,267,435
4,100	Maguire Properties, Inc.	138,744
2,300	SL Green Realty Corp.	199,893
800	Trizec Properties, Inc.	19,416
		2,719,857
	Office Suburban — 12.6%
3,400	Alexandria Real Estate Equity, Inc.	299,268
8,900	Arden Realty Group, Inc.	403,704
2,300	Bedford Property Investors	61,686
10,589	Brandywine Reality Trust	310,999
11,000	CarrAmerica Realty Corp.	456,060
4,900	Corporate Office Properties	203,448
20,900	Duke Realty Investments	733,590
6,900	Highwood Properties, Inc.	223,215
43,100	HRPT Properties Trust	462,032
4,200	Kilroy Realty Corp.	314,244
14,100	Liberty Property Trust	631,398
10,600	Mack-Cali Realty Corp.	475,940
2,000	Parkway Properties, Inc.	88,080
2,500	PS Business Parks, Inc.	132,975
10,500	Reckson Associates Realty Corp.	429,450
		5,226,089
	Outlets — 0.3%
3,700	Tanger Factory Outlet Centers, Inc.	119,510
	Regional Malls — 7.9%
5,600	CBL & Associates Properties, Inc. (a)	238,560
16,900	General Growth Properties (a)	851,591
2,000	Glimcher Realty Trust	53,360

See accompanying notes to the financial statements.

4

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Regional Malls — continued
2,400	Macerich Co.	172,920
2,500	Mills Corp. (a)	98,825
20,900	Simon Property Group, Inc.	1,734,073
2,800	Taubman Centers, Inc.	111,272
		3,260,601
	Shopping Centers — 10.7%
2,300	Acadia Reality Trust	50,439
11,600	Developers Diversified Realty Corp.	582,204
12,200	Equity One, Inc.	274,500
5,100	Federal Reality Investment Trust	355,419
6,100	Heritage Property Investment Trust	233,996
30,200	Kimco Realty Corp.	1,085,086
16,200	New Plan Excel Realty Trust	405,810
4,900	Pan Pacific Retail Property, Inc.	339,129
2,500	Ramco-Gershenson Properties	72,650
7,700	Regency Centers Corp.	496,650
2,300	Saul Centers, Inc.	89,217
2,900	Urstadt Biddle Properties, Inc.	49,358
9,500	Weingarten Realty	374,110
		4,408,568
	Storage — 4.5%
5,100	Extra Space Storage, Inc.	76,500
15,700	Public Storage, Inc.	1,224,914
4,800	Shurgard Storage Centers, Inc.	307,824
2,300	Sovran Self Storage (a)	119,600
6,300	U-Store-It Trust	140,301
		1,869,139
	Triple Net — 2.9%
9,600	Commercial Net Lease Realty (a)	218,400
4,800	Entertainment Properties Trust	198,480
5,700	Getty Reality Corp.	161,595

See accompanying notes to the financial statements.

5

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	Triple Net — continued
6,500	Lexington Corporate Properties Trust	138,580
14,800	Realty Income Corp.	341,140
8,000	Spirit Finance Corp.	96,400
4,400	Trustreet Properties, Inc.	63,800
		1,218,395
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $29,785,654)	33,624,996
	TOTAL REAL ESTATE INVESTMENTS (COST $29,785,654)	33,624,996
	SHORT-TERM INVESTMENT(S) — 11.9%
125,904	American Beacon Money Market Fund (b)	125,904
409,189	BGI Institutional Money Market Fund (b)	409,189
1,227,789	Citigroup Global Markets Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $1,227,892 and an effective yield of 3.01%, collateralized by a U.S. Treasury Bond with a rate of 4.50%, maturitiy date of 02/15/36 and a market value, including accrued interest, of $1,252,345.	1,227,789
188,857	Fortis Bank Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.53%, due 03/23/06 (b)	188,857
629,521	Goldman Sachs Group Inc. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $629,601 and an effective yield of 4.60%, collateralized by various corporate debt obligations with an aggregate market value of $642,111. (b)	629,521
566,569	Merrill Lynch & Co. Tri Party Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $566,641 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $581,222. (b)	566,569
125,904	Merrimac Cash Series-Premium Class (b)	125,904
459,073	Morgan Stanley & Co. Repurchase Agreement, dated 02/28/06, due 03/01/06, with a maturity value of $459,131 and an effective yield of 4.55%, collateralized by various U.S. government obligations with an aggregate market value of $468,258. (b)	459,073
251,808	Rabobank Nederland Eurodollar Overnight Time Deposit, 4.52%, due 03/01/06 (b)	251,808

See accompanying notes to the financial statements.

6

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	SHORT-TERM INVESTMENT(S) — continued
188,856	Royal Bank of Scotland Eurodollar Term Fixed Rate Yankee Certificate of Deposit, 4.55%, due 03/31/06 (b)	188,856
387,022	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 4.57%, due 03/01/06 (b)	387,022
377,713	National Australia Bank Eurodollar Overnight Time Deposit, 4.56%, due 03/01/06 (b)	377,713
	TOTAL SHORT-TERM INVESTMENT(S) (COST $4,938,205)	4,938,205
	TOTAL INVESTMENTS — 93.2% (Cost $34,723,859)	38,563,201
	Other Assets and Liabilities (net) — 6.8%	2,827,855
	TOTAL NET ASSETS — 100.0%	$41,391,056

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.

7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $3,580,224 (cost $34,723,859) (Note 2)	$38,563,201
Receivable for investments sold	6,558,000
Dividends and interest receivable	32,466
Receivable for expenses reimbursed by Manager (Note 3)	15,848
Total assets	45,169,515
Liabilities:
Collateral on securities loaned (Note 2)	3,710,416
Payable to affiliate for (Note 3):
Management fee	19,454
Shareholder service fee	5,404
Trustees and Chief Compliance Officer fees	250
Accrued expenses	42,935
Total liabilities	3,778,459
Net assets	$41,391,056
Net assets consist of:
Paid-in capital	$32,119,032
Accumulated undistributed net investment income	179,132
Accumulated net realized gain	5,253,550
Net unrealized appreciation	3,839,342
$41,391,056
Net assets attributable to:
Class III shares	$41,391,056
Shares outstanding:
Class III	3,373,385
Net asset value per share:
Class III	$12.27

See accompanying notes to the financial statements.

8

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends	$9,397,955
Interest (including securities lending income of $16,233)	171,435
Total investment income	9,569,390
Expenses:
Management fee (Note 3)	1,177,304
Shareholder service fee – Class III (Note 3)	327,029
Custodian, fund accounting agent and transfer agent fees	38,759
Audit and tax fees	44,131
Legal fees	5,666
Trustees fees and related expenses (Note 3)	4,998
Registration fees	1,472
Miscellaneous	6,223
Total expenses	1,605,582
Fees and expenses reimbursed by Manager (Note 3)	(93,870)
Fees and expenses waived by Manager (Note 3)	(457,840)
Net expenses	1,053,872
Net investment income (loss)	8,515,518
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	79,362,313
Net realized gain (loss)	79,362,313
Change in net unrealized appreciation (depreciation) on investments	(33,161,588)
Net realized and unrealized gain (loss)	46,200,725
Net increase (decrease) in net assets resulting from operations	$54,716,243

See accompanying notes to the financial statements.

9

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,515,518	$11,218,155
Net realized gain (loss)	79,362,313	49,872,213
Change in net unrealized appreciation (depreciation)	(33,161,588)	(944,523)
Net increase (decrease) in net assets from operations	54,716,243	60,145,845
Distributions to shareholders from:
Net investment income
Class III	(5,491,758)	(19,209,916)
Net realized gains
Class III	(75,846,588)	(30,227,807)
	(81,338,346)	(49,437,723)
Net share transactions (Note 7):
Class III	(167,824,324)	33,671,365
Total increase (decrease) in net assets	(194,446,427)	44,379,487
Net assets:
Beginning of period	235,837,483	191,457,996
End of period (including accumulated undistributed net investment income of $179,132 and $0, respectively)	$41,391,056	$235,837,483

See accompanying notes to the financial statements.

10

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$14.54	$14.65	$10.49	$11.17	$10.31
Income (loss) from investment operations:
Net investment income (loss)†	0.61	0.59	0.58	0.50	0.56
Net realized and unrealized gain (loss)	3.24	1.55	4.01	(0.71)	0.84
Total from investment operations	3.85	2.14	4.59	(0.21)	1.40
Less distributions to shareholders:
From net investment income	(0.40)	(0.87)	(0.43)	(0.47)	(0.54)
From net realized gains	(5.72)	(1.38)	—	—	—
Total distributions	(6.12)	(2.25)	(0.43)	(0.47)	(0.54)
Net asset value, end of period	$12.27	$14.54	$14.65	$10.49	$11.17
Total Return(a)	28.89%	16.01%	44.56%	(2.16)%	13.73%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$41,391	$235,837	$191,458	$142,256	$192,606
Net expenses to average daily net assets	0.48%	0.48%	0.52%	0.69%	0.69%
Net investment income to average daily net assets	3.91%	4.13%	4.61%	4.47%	5.18%
Portfolio turnover rate	52%	134%	56%	61%	6%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.25%	0.25%	0.24%	0.04%	0.05%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown.

See accompanying notes to the financial statements.

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Real Estate Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in primarily real estate investment trusts ("REITs") and other real estate related companies. REITs are managed vehicles that invest in real estate, or real estate-related investments. The Fund's benchmark is the MSCI U.S. REIT Index.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. See the Schedule of Investments for open repurchase agreements entered into by the Fund as of February 28, 2006.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $3,580,224, collateralized by cash in the amount of $3,710,416, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $9,818,297 and $25,338,802, respectively and long-term capital gains – $71,520,049 and $24,098,921, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $4,989,506 and $491,255 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

At February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$34,771,937	$3,942,983	$(151,719)	$3,791,264

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,844,628)	$2,844,628	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risks

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. For the year ended February 28, 2006, GMO waived 0.21% of the Fund's management fee. GMO has temporarily agreed to waive 0.21% of the Fund's management fee until such time as it notifies shareholders that it is discontinuing the waiver. This waiver is in addition to the Manager's contractual agreement to reimburse the Fund with respect to certain Fund expenses through June 30, 2006 as described below. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $2,570 and $1,511, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $106,978,267 and $348,991,354, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 81.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 12.9% of the Fund's shares were held by eleven related parties comprised of certain GMO employee accounts, and 64.0% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,850,336	$43,674,507	18,990,769	$259,781,790
Shares issued to shareholders in reinvestment of distributions	6,089,368	80,126,509	3,374,325	45,470,152
Shares repurchased	(21,782,410)	(291,625,340)	(19,221,933)	(271,580,577)
Net increase (decrease)	(12,842,706)	$(167,824,324)	3,143,161	$33,671,365

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

17

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.48%	$1,000.00	$1,111.60	$2.51
2) Hypothetical		0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

The Fund's distributions to shareholders include $71,520,049 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $119,720 and $4,326,540, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Countries Fund returned +36.4% for the fiscal year ended February 28, 2006, as compared to +37.9% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 1.1% from performance during the period. The Fund's overweights in Brazil and Korea contributed positively to performance. The Fund's underweight in Russia and overweight in Taiwan detracted from performance.

Stock selection detracted 0.4% during the fiscal year. Stock selection was particularly successful in Brazil, China, Korea, and Taiwan. Stock selection in Mexico and South Africa detracted from performance.

For the period, the value and the momentum models outperformed while the macroeconomic and the reversal models underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Emerging Countries Fund Class III Shares and the S&P/IFC Investable Composite Index As of February 28, 2006

$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
$4,000,000
$2,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
8/29/97
$5,000,000
$14,589,545
$10,926,135
GMO Emerging Countries Fund
S&P/IFC Investable Composite Index

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III	36.38%	25.90%	**8/29/97** 13.41%
Class M	35.99%	n/a	**7/9/02** 31.71%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	82.7%
Preferred Stocks	15.3
Debt Obligation(s)	1.9
Rights and Warrants	0.0
Swaps	0.1
Short-Term Investment(s)	4.2
Other	(4.2)
100.0%
Country Summary	% of Investments*
South Korea	25.5%
Taiwan	16.4
Brazil	14.3
China	7.7
South Africa	7.6
Russia	6.1
Mexico	6.0
India	2.6
Israel	2.5
Malaysia	2.2
United States	1.9
Turkey	1.7
Thailand	1.4
Chile	1.2
Poland	1.1
Indonesia	0.5
Philippines	0.5
Argentina	0.4
Hungary	0.3
Venezuela	0.1
Czech Republic	0.0
100.0%

*  The table excludes short-term investment(s).

1

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Investments*
Financials	23.8%
Information Technology	19.7
Energy	17.3
Telecommunication Services	9.9
Materials	8.8
Consumer Discretionary	6.3
Industrials	5.5
Utilities	4.0
Consumer Staples	3.6
Health Care	1.1
100.0%

*  The table excludes short-term investment(s).

2

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)

	COMMON STOCKS — 82.7%
	Argentina — 0.4%
20,600	IRSA Inversiones y Representaciones SA GDR *	263,062
6,401	Telecom Argentina SA ADR *	80,589
7,493	Tenaris SA ADR	1,200,004
45,247	Transportadora de Gas del Sur ADR * (a)	228,950
		1,772,605
	Brazil — 4.6%
8,569,000	Aes Tiete SA	215,890
241,480	Banco do Brasil SA	6,253,348
44,400	Companhia de Concessoes Rodoviarias	419,223
23,164,428	Companhia Saneamento Basico SAO PA	1,866,463
54,738	Companhia Siderurgica Nacional SA	1,648,198
10,700	Compania Vale do Rio Doce	526,308
44,057,200	Electrobras (Centro)	933,428
22,500	Petroleo Brasileiro SA (Petrobras)	514,952
11,800	Petroleo Brasileiro SA (Petrobras) ADR	1,032,972
80,023	Souza Cruz SA (Registered)	1,320,087
57,715	Tele Centro Oeste Celular Participacoes SA	883,323
31,000	Unibanco-Uniao de Bancos Brasileiros SA GDR	2,726,450
		18,340,642
	Chile — 1.2%
22,328	Banco De Chile ADR	979,306
10,900	Banco Santander Chile SA ADR	517,641
15,200	Compania Cervecerias Unidas ADR	413,440
42,500	Compania de Telecommunicaciones de Chile ADR	365,500
15,800	Empresa Nacional de Electricidad SA ADR	499,280
107,100	Enersis SA ADR	1,314,117
18,200	Lan Airlines SA	743,470
15,896	Quinenco SA ADR	195,521
		5,028,275

See accompanying notes to the financial statements.

3

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	China — 7.7%
1,172,000	Aluminum Corp of China Ltd	1,194,328
808,000	Bank of Communications Co Ltd *	484,629
1,560,000	China Construction Bank Class H 144A *	728,934
8,500	China Finance Online Co ADR *	50,150
288,240	China International Marine Containers Co Ltd Class B	285,479
1,595,364	China Mobile Ltd	7,708,229
12,872	China Mobile Ltd ADR	311,889
5,397,883	China Petroleum & Chemical Corp Class H	3,211,427
488,000	China Resources Enterprise Ltd	1,067,248
61,500	China Telecom Corp Ltd ADR (a)	2,256,435
2,601,400	China Telecom Corp Ltd Class H	950,606
912,000	CNOOC Ltd	755,789
5,800	CNOOC Ltd ADR	480,704
535,000	Foxconn International Holdings 144A *	920,284
2,222,100	Guangdong Investments Ltd	1,006,460
944,000	Huaneng Power International Inc Class H	631,958
8,513,553	PetroChina Co Ltd Class H	8,279,477
236,000	Shanghai Industrial Holdings Ltd	505,238
594,000	Zhejiang Southeast Electric Power Co Class B	238,669
		31,067,933
	Czech Republic — 0.0%
2,679	CEZ AS	93,186
425	Komercni Banka AS	60,342
1,600	Unipetrol *	18,987
		172,515
	Hungary — 0.3%
600	Egis Rt	87,351
500	Gedeon Richter Right	101,890
5,000	MOL Magyar Olaj es Gazipari Rt (New Shares)	516,389
14,400	OTP Bank	537,579
		1,243,209

See accompanying notes to the financial statements.

4

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	India — 2.6%
41,400	Bharti Televentures *	336,317
21,400	HCL Technologies Ltd	293,441
24,100	HDFC Bank	396,390
36,300	Hindalco Industries Ltd GDR	125,322
12,000	Hindalco Industries Ltd GDR 144A (London International Exchange)	41,400
73,000	Hindalco Industries Ltd GDR 144A (Luxembourg Exchange)	251,850
21,250	Hindalco Industries Ltd GDR 144A (OTC)	12,750
143,900	ICICI Bank Ltd	1,985,424
2,100	ICICI Banking Ltd ADR	64,491
5,200	Infosys Technologies Inc	330,605
82,757	Mahanagar Telephone Nigam	265,165
78,600	Oil & Natural Gas Corp Ltd	2,014,381
115,931	Satyam Computer Services Ltd	2,012,577
11,500	Satyam Computer Services Ltd ADR	473,225
11,100	State Bank of India	219,192
23,494	State Bank of India Ltd GDR	1,126,718
10,500	Tata Consultancy Services Ltd	402,155
		10,351,403
	Indonesia — 0.5%
18	Astra International Tbk PT	19
282,600	Bank Central Asia Tbk PT	110,265
534,000	Bank Rakyat Indonesia	188,200
103,000	Gudang Garam Tbk PT	122,515
7,562,120	Matahari Putra Prima Tbk PT	646,671
176,000	Perusahan Gas Negara PT	183,619
988,000	PT Bank Mandiri Persero Tbk PT	173,325
1,522,000	Ramayana Lestari Sentosa Tbk PT	120,408
914,224	Telekomunikasi Indonesia Tbk PT	604,911
		2,149,933
	Israel — 2.4%
323,700	Bank Hapoalim B.M.	1,481,429
604,100	Bank Leumi Le	2,179,756

See accompanying notes to the financial statements.

5

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Israel — continued
49,600	Check Point Software Technologies Ltd *	1,054,496
0	IDB Development Corp Ltd	3
159,400	Israel Chemicals Ltd	595,411
400	Teva Pharmaceutical Industries	16,825
98,600	Teva Pharmaceutical Industries ADR	4,140,214
1,200	The Israel Corp Ltd	400,684
		9,868,818
	Malaysia — 2.2%
1,287,000	Bumiputra-Commerce Holdings Berhad	2,007,062
138,000	Genting Berhad	886,747
316,000	Hong Leong Bank Berhad	433,426
227,000	IOI Corp Berhad	843,572
101,000	Kuala Lumpur Kepong Berhad	252,660
533,090	Malakoff Berhad	1,261,005
237,478	Maxis Communications Berhad	555,852
387,640	MISC Berhad	1,011,224
318,000	Proton Holdings Berhad	474,509
316,585	Public Bank Berhad	570,552
230,090	Sime Darby Berhad	383,758
		8,680,367
	Mexico — 6.0%
278,800	Alfa SA de CV Class A	1,480,102
119,700	America Movil SA de CV Class L ADR	4,157,180
723,771	Cemex SA de CV CPO	4,480,125
31,427	Fomento Economico Mexicano SA de CV	271,517
1,287,600	Grupo Financiero Banorte SA de CV	3,141,867
725,340	Grupo Mexico SA Class B	1,859,225
196,700	Organizacion Soriana SA de CV Class B *	871,301
319,800	Telefonos de Mexico SA de CV Class L ADR	7,160,322
216,000	Wal-Mart de Mexico SA de CV Class V	616,966
		24,038,605

See accompanying notes to the financial statements.

6

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Philippines — 0.5%
4,454,754	Ayala Land Inc	966,009
158,400	Equitable PCI Bank	196,558
245,421	Ginebra San Miguel Inc	93,650
15,436	Philippine Long Distance Telephone	529,878
4,200	Philippine Long Distance Telephone ADR	144,900
		1,930,995
	Poland — 1.1%
16,800	Bank Pekao SA	989,918
168,300	Big Bank Gdanski SA	341,654
42,400	KGHM Polska Miedz SA	957,607
79,100	Polski Koncern Naftowy Orlen SA	1,454,662
114,100	Telekomunikacja Polska SA	794,339
		4,538,180
	Russia — 6.1%
18,200	JSC Mining & Smelting Co ADR	1,619,800
156,900	Lukoil ADR	12,552,000
4,100	Lukoil ADR 144A	328,000
14,300	Mobile Telesystems ADR	515,801
54,700	OAO Gazprom ADR	4,627,620
16,300	Polyus Gold Co ZAO ADR *	586,800
19,300	Rostelecom ADR (a)	388,123
390	Sberbank RF	606,450
14,700	Unified Energy Systems ADR	1,010,625
18,600	Unified Energy Systems GDR	1,282,470
24,400	Vimpel-Communications ADR *	1,073,600
		24,591,289
	South Africa — 7.6%
13,452	ABSA Group Ltd	249,874
31,200	AECI Ltd	270,316
9,800	Anglo American Platinum Corp	777,855
6,000	AngloGold Ashanti Ltd	306,900

See accompanying notes to the financial statements.

7

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	South Africa — continued
54,700	Barlow Ltd	1,054,964
143,600	Foschini Ltd	1,326,566
21,300	Impala Platinum Holdings Ltd	3,616,518
20,500	Investec Ltd	1,025,989
41,167	Mittal Steel South Africa Ltd	405,549
20,100	Naspers Ltd Class N	397,577
32,694	Nedcor Ltd	631,061
1,240,738	Old Mutual Plc	3,899,241
8,100	Pretoria Portland Cement Co Ltd	498,296
213,507	Remgro Ltd	4,478,041
1,297,240	Sanlam Ltd	3,358,164
122,000	Sasol Ltd	4,177,866
68,900	Telkom SA Ltd	1,812,785
46,860	Tiger Brands Ltd	1,161,583
465,850	Woolworths Holdings	1,187,228
		30,636,373
	South Korea — 19.9%
3,000	Amorepacific Corp	1,046,342
50,570	Cheil Industries Inc	1,946,189
40,660	Daesang Corp *	620,051
9,900	Daewoo International Corp	376,136
100,700	Daewoo Securities Co Ltd *	1,750,318
66,120	Doosan Infracore Co Ltd	1,110,532
14,510	GS Engineering & Construction Corp	787,967
48,581	Hana Financial Group Inc	2,076,325
74,600	Hanjin Heavy Industry & Construction	1,867,721
21,600	Hanjin Shipping	505,618
146,300	Hynix Semiconductor Inc *	4,935,113
34,100	Hyundai Development Co	1,547,551
19,800	Hyundai Mobis	1,664,721
95,940	Hyundai Motor Co	8,153,906
139,000	Industrial Bank of Korea	2,279,041
245,300	KIA Motors Corp	5,266,243

See accompanying notes to the financial statements.

8

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	South Korea — continued
97,660	Kookmin Bank	7,402,358
2,200	Kookmin Bank ADR	166,650
68,500	Korea Electric Power Corp	2,923,029
50,100	Korean Air Lines Co Ltd	1,651,477
29,200	KT Corp	1,156,711
1,700	KT Corp ADR	34,714
18,300	KT Freetel Co Ltd	486,846
101,000	KT&G Corp	5,987,347
14,500	KT&G Corp GDR 144A * (a)	419,050
65,700	LG Corp	2,282,301
7,300	LG Electronics Inc	599,450
61,300	LG Telecom Co Ltd *	504,913
7,935	NHN Corp *	2,236,878
13,200	POSCO	3,110,913
25,900	Samsung Corp	663,590
574	Samsung Electronics Co Ltd	402,416
1,614	Samsung Electronics Co Ltd GDR 144A (Non Voting)	431,745
46,900	Samsung Heavy Industries Co Ltd	804,552
15,300	Samsung SDI Co Ltd	1,351,911
25,430	Samsung Securities	1,493,022
51,363	Shinhan Financial Group Co Ltd	2,006,663
90,446	SK Corp	5,573,108
129,000	Woori Finance Holdings Co Ltd	2,534,002
		80,157,420
	Taiwan — 16.4%
1,395,918	Acer Inc	3,088,760
2,594,489	Asustek Computer Inc	7,311,957
163,000	AU Optronics Corp	260,429
863,940	Benq Corp	847,564
5,439,533	China Development Financial Holding Corp *	2,082,764
2,609,759	China Steel Corp	2,361,341
686,540	Chinatrust Financial Holding Co	575,851
1,271,000	Chunghwa Telecom Co Ltd	2,313,921

See accompanying notes to the financial statements.

9

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Taiwan — continued
31,050	Chunghwa Telecom Co Ltd ADR	586,845
463,707	Compal Electronics Inc	431,321
640,400	Evergreen Marine Corp	414,594
1,010,190	Far Eastern Textile Co Ltd	743,510
528,300	Formosa Chemicals & Fibre Co	830,548
403,655	Formosa Petrochemical Corp	720,376
833,270	Formosa Plastics Corp	1,318,570
79,000	Foxconn Technology Co Ltd	382,841
53,000	High Tech Computer Corp	1,135,287
1,231,915	Hon Hai Precision Industry Co Ltd	7,789,728
2,352,662	Inventec Co Ltd	1,434,232
935,300	Lite-On Technology Corp	1,260,468
315,800	MediaTek Inc	3,232,277
3,307,000	Mega Financial Holdings Co Ltd	2,508,441
246,000	Mitac International Corp	345,828
303,425	Nan Ya Plastic Corp	429,205
389,800	Novatek Microelectronics	2,687,013
715,759	Shin Kong Financial Holdings	618,713
698,563	Siliconware Precision Industries Co	885,422
1,876,960	Sinopac Holdings Co	992,928
1,445,000	Taishin Financial Holdings Co Ltd	877,901
2,325,000	Taiwan Cellular Corp	2,145,480
3,875,074	Taiwan Cement Corp	2,920,268
4,935,235	Taiwan Semiconductor Manufacturing Co Ltd	9,144,781
61,499	Taiwan Semiconductor Manufacturing Co Ltd ADR	598,385
3,107,687	Walsin Lihwa Corp	1,010,667
410,288	Wan Hai Lines Ltd	252,079
2,293,000	Yang Ming Marine Transport	1,403,245
		65,943,540
	Thailand — 1.4%
262,900	Advanced Info Service Pcl (Foreign Registered) (b)	632,993
182,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	110,160
112,600	Kasikornbank Pcl (Foreign Registered) (b)	197,483

See accompanying notes to the financial statements.

10

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Thailand — continued
1,030,000	Kasikornbank Pcl NVDR (b)	1,754,100
51,440	PTT Exploration & Production Pcl (Foreign Registered) (b)	684,439
173,902	Ptt Pcl (Foreign Registered) (b)	1,107,809
136,000	Siam Cement Pcl (Foreign Registered) NVDR (b)	840,788
258,400	Thai Airways International Pcl (Foreign Registered) (b)	280,249
		5,608,021
	Turkey — 1.7%
308,764	Akbank TAS	3,125,585
22,372	Aksa Akrilik Kimya Sanayii AS	209,801
20,674	Tupras-Turkiye Petrol Rafineriler AS	394,189
68,528	Turkcell Iletisim Hizmet AS	491,388
103,134	Turkiye IS Bankasi Class C	973,871
275,061	Yapi Ve Kredi Bankasi AS *	1,608,981
		6,803,815
	Venezuela — 0.1%
19,500	Compania Anonima Nacional Telefonos de Venezuela (CANTV) ADR	337,740
	TOTAL COMMON STOCKS (COST $212,383,180)	333,261,678
	PREFERRED STOCKS — 15.3%
	Brazil — 9.8%
63,000	Banco Bradesco SA 3.66%	2,598,917
131,000	Banco Itau Holding Financeira SA 2.79%	4,238,145
213,600	Caemi Mineracao e Metalurgica SA 1.35%	368,154
59,098,500	Companhia Energetica de Minas Gerais 4.11%	3,033,547
17,700	Companhia Vale do Rio Doce Class A 0.36%	753,511
23,565,000	Geracao Tiete 8.80%	615,786
73,770	Gerdau SA 4.84%	1,702,251
1,975,126	Investimentos Itau SA 4.28%	8,603,680
5,327,800	Lojas Americanas SA 1.99%	229,320
818,912	Petroleo Brasileiro SA (Petrobras) 0.44%	17,257,505
		39,400,816

See accompanying notes to the financial statements.

11

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	South Korea — 5.5%
10,200	Hyundai Motor Co 2.48%	547,711
40,860	Samsung Electronics Co Ltd (Non Voting) 1.18% *	21,620,903
3,000	Samsung SDI Co Ltd 3.36%	163,098
		22,331,712
	TOTAL PREFERRED STOCKS (COST $18,650,136)	61,732,528
	DEBT OBLIGATION(S) — 1.9%
	United States — 1.9%
7,279,582	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (c) (d) (e)	7,537,213
	TOTAL DEBT OBLIGATION(S) (COST $7,515,256)	7,537,213
	RIGHTS AND WARRANTS — 0.0%
	Thailand — 0.0%
116,526	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—
	SHORT-TERM INVESTMENT(S) — 4.2%
1,985,125	The Boston Global Investment Trust (f)	1,985,125
15,100,000	Bank of Montreal Time Deposit, 4.64%, due 03/01/06	15,100,000
	TOTAL SHORT-TERM INVESTMENT(S) (COST $17,085,125)	17,085,125
	TOTAL INVESTMENTS — 104.1% (Cost $255,633,697)	419,616,544
	Other Assets and Liabilities (net) — (4.1%)	(16,462,856)
	TOTAL NET ASSETS — 100.0%	$403,153,688

See accompanying notes to the financial statements.

12

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Receive	(Pay)	Index	Net Unrealized Appreciation (Depreciation)
1,521,535 USD	1/09/2007	Deutsche Bank	Return on Index	1 month LIBOR + 0.55%	Gazprom	$209,748
2,182,981 USD	2/02/2007	Deutsche Bank	Return on Index	1 month LIBOR + 0.55%	Gazprom	60,757
2,099,475 USD	2/02/2007	Deutsche Bank	Return on Index	1 month LIBOR + 0.55%	Gazprom	11,262
1,731,350 USD	2/02/2007	Deutsche Bank	Return on Index	1 month LIBOR + 0.55%	Gazprom	9,287
						$291,054

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OTC - Over-the-counter

USD - United States Dollar

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Indexed security in which price and/or coupon is linked to prices of other securities, securities indices, or other financial indicators (Note 2).

(d)  Rate shown represents yield-to-maturity.

(e)  All or a portion of this security has been segregated to cover open margin requirements on open swap contracts (Note 2).

(f)  All or a portion of this security represents investment of security lending collateral (Note 2).

  As of February 28, 2006, 66.0% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor.

See accompanying notes to the financial statements.

13

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $1,884,486 (cost $255,633,697) (Note 2)	$419,616,544
Cash	79,121
Foreign currency, at value (cost $4,241,286) (Note 2)	4,229,115
Receivable for investments sold	25,574
Receivable for Fund shares sold	768,841
Dividends and interest receivable	1,444,123
Foreign taxes receivable	219,975
Receivable for open swap contracts (Note 2)	291,054
Payable for closed swap contracts (Note 2)	18,489
Receivable for expenses reimbursed by Manager (Note 3)	25,468
Total assets	426,718,304
Liabilities:
Payable for investments purchased	16,084
Collateral on securities loaned (Note 2)	1,985,125
Payable for Fund shares repurchased	20,958,310
Accrued capital gain and repatriation taxes payable (Note 2)	64,485
Payable to affiliate for (Note 3):
Management fee	209,755
Shareholder service fee	41,858
Administration fee – Class M	8,730
Trustees and Chief Compliance Officer fees	840
Payable for 12b-1 fee – Class M	22,946
Accrued expenses	256,483
Total liabilities	23,564,616
Net assets	$403,153,688
Net assets consist of:
Paid-in capital	$208,000,428
Distributions in excess of net investment income	(1,446,929)
Accumulated net realized gain	32,328,488
Net unrealized appreciation	164,271,701
$403,153,688
Net assets attributable to:
Class III shares	$346,017,693
Class M shares	$57,135,995
Shares outstanding:
Class III	18,022,434
Class M	2,999,491
Net asset value per share:
Class III	$19.20
Class M	$19.05

See accompanying notes to the financial statements.

14

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $1,086,376)	$9,480,638
Interest (including securities lending income of $19,015)	247,200
Total investment income	9,727,838
Expenses:
Management fee (Note 3)	2,240,795
Shareholder service fee – Class III (Note 3)	425,349
12b-1 fee – Class M (Note 3)	152,929
Administration fee – Class M (Note 3)	122,344
Custodian and fund accounting agent fees	876,363
Transfer agent fees	45,989
Audit and tax fees	83,782
Legal fees	7,904
Trustees fees and related expenses (Note 3)	6,537
Registration fees	31,808
Miscellaneous	11,045
Total expenses	4,004,845
Fees and expenses reimbursed by Manager (Note 3)	(30,576)
Net expenses	3,974,269
Net investment income (loss)	5,753,569
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax and CPMF tax of $24,591 and $11,524, respectively) (Note 2)	57,174,525
Closed swap contracts	18,489
Foreign currency, forward contracts and foreign currency related transactions	(284,262)
Net realized gain (loss)	56,908,752
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $65,555) (Note 2)	53,124,531
Open swap contracts	291,054
Foreign currency, forward contracts and foreign currency related transactions	(16,597)
Net unrealized gain (loss)	53,398,988
Net realized and unrealized gain (loss)	110,307,740
Net increase (decrease) in net assets resulting from operations	$116,061,309

See accompanying notes to the financial statements.

15

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,753,569	$5,625,787
Net realized gain (loss)	56,908,752	46,634,322
Change in net unrealized appreciation (depreciation)	53,398,988	12,243,929
Net increase (decrease) in net assets from operations	116,061,309	64,504,038
Distributions to shareholders from:
Net investment income
Class III	(6,104,851)	(4,433,864)
Class M	(951,842)	(1,026,623)
Total distributions from net investment income	(7,056,693)	(5,460,487)
Net realized gains
Class III	(31,132,069)	(34,276,629)
Class M	(6,343,672)	(9,292,661)
Total distributions from net realized gains	(37,475,741)	(43,569,290)
	(44,532,434)	(49,029,777)
Net share transactions (Note 7):
Class III	37,400,362	(12,170,481)
Class M	(23,889,400)	6,619,994
Increase (decrease) in net assets resulting from net share transactions	13,510,962	(5,550,487)
Total increase (decrease) in net assets	85,039,837	9,923,774
Net assets:
Beginning of period	318,113,851	308,190,077
End of period (including distributions in excess of net investment income of $1,446,929 and $814,888, respectively)	$403,153,688	$318,113,851

See accompanying notes to the financial statements.

16

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003		2002
Net asset value, beginning of period	$15.99	$14.99	$8.54	$9.65		$8.81
Income (loss) from investment operations:
Net investment income (loss)	0.28 †	0.30 †	0.18	0.08		0.14
Net realized and unrealized gain (loss)	5.09	3.43	6.71	(1.04)		0.77
Total from investment operations	5.37	3.73	6.89	(0.96)		0.91
Less distributions to shareholders:
From net investment income	(0.35)	(0.31)	(0.22)	(0.15)		(0.07)
From net realized gains	(1.81)	(2.42)	(0.22)	—		—
Total distributions	(2.16)	(2.73)	(0.44)	(0.15)		(0.07)
Net asset value, end of period	$19.20	$15.99	$14.99	$8.54		$9.65
Total Return(a)	36.38%	28.76%	81.45%	(10.15	)%(b)	10.49	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$346,018	$249,005	$249,844	$89,042		$72,405
Net expenses to average daily net assets	1.10%	1.10%	1.16%	1.27%		1.40%
Net investment income to average daily net assets	1.68%	2.12%	1.82%	0.78%		2.12%
Portfolio turnover rate	35%	53%	57%	108%		109%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.05%	0.06%	0.31%		0.17%
Purchase premiums and redemption fees consisted of the following per share amounts:	—	—	—	$0.00	(c)	$0.04

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

(b)  Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

(c)  Purchase premiums and redemption fees were less than $0.01 per share. The purchase premium and redemption fee were rescinded effective April 1, 2002.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003(a)
Net asset value, beginning of period	$15.87	$14.91	$8.51	$9.85
Income (loss) from investment operations:
Net investment income (loss)	0.27 †	0.26 †	0.11	0.01
Net realized and unrealized gain (loss)	5.00	3.39	6.71	(1.35)
Total from investment operations	5.27	3.65	6.82	(1.34)
Less distributions to shareholders:
From net investment income	(0.28)	(0.27)	(0.20)	—
From net realized gains	(1.81)	(2.42)	(0.22)	—
Total distributions	(2.09)	(2.69)	(0.42)	—
Net asset value, end of period	$19.05	$15.87	$14.91	$8.51
Total Return(b)	35.99%	28.30%	80.98%	(13.60)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$57,136	$69,109	$58,346	$579
Net expenses to average daily net assets	1.39%	1.40%	1.45%	1.57	%*
Net investment income to average daily net assets	1.65%	1.82%	1.27%	0.20	%*
Portfolio turnover rate	35%	53%	57%	108	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.05%	0.06%	0.41	%*

(a)  Period from July 9, 2002 (commencement of operations) through February 28, 2003.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding during the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

See accompanying notes to the financial statements.

18

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Emerging Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities traded in the securities markets of emerging countries in Asia, Latin America, the Middle East, Africa and Europe ("Emerging Countries"). The Fund's benchmark is the S&P/IFCI Investable Composite Index.

Throughout the year ended February 28, 2006, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principle economic difference between the classes of shares is the type and level of fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many

19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. As of February 28, 2006, the Fund did not enter into any forward currency contracts.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver

20

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. As of February 28, 2006, the Fund did not enter into any futures contracts.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. See the Schedule of Investments for indexed securities held by the Fund as of February 28, 2006.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. See the Schedule of Investments for a summary of open swap agreements entered into by the Fund as of February 28, 2006.

22

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $1,884,486 collateralized by cash in the amount of $1,985,125 which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $64,485 for potential capital gains and repatriation taxes as of February 28, 2006. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2006, the Fund incurred $24,591 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the year.

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

During the year ended February 28, 2006, the Fund incurred $11,524 in CPMF tax which is included in net realized gain (loss) on investments in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $8,983,811 and $16,833,004, respectively and long-term capital gains – $35,548,623 and $32,196,773, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $2,959,480 and $30,867,970 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$258,560,339	$165,479,032	$(4,422,827)	$161,056,205

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$671,083	$(671,083)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities

24

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at an annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value

25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

attributable to its Class M shares. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) exceed 1.00% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $3,809 and $2,404, respectively. No remuneration was paid to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $118,770,612 and $132,736,782, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 28.1% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2006, 0.1% of the Fund's shares were held by ten related parties comprised of certain GMO employee accounts and, 14.0% of the Fund's shares were held by accounts for which the Manager has investment discretion.

26

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,414,349	$76,364,209	2,384,407	$34,258,956
Shares issued to shareholders in reinvestment of distributions	2,108,709	34,716,984	2,421,224	33,371,388
Shares repurchased	(4,068,752)	(73,680,831)	(5,901,106)	(79,800,825)
Net increase (decrease)	2,454,306	$37,400,362	(1,095,475)	$(12,170,481)
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class M:	Shares	Amount	Shares	Amount
Shares sold	1,020,576	$16,564,539	1,851,406	$26,301,677
Shares issued to shareholders in reinvestment of distributions	456,256	7,295,513	756,405	10,319,284
Shares repurchased	(2,830,875)	(47,749,452)	(2,168,546)	(30,000,967)
Net increase (decrease)	(1,354,043)	$(23,889,400)	439,265	$6,619,994

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the "Fund") (a series of GMO Trust) at February 28, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	1.12%	$1,000.00	$1,301.60	$6.39
2) Hypothetical		1.12%	$1,000.00	$1,019.24	$5.61
Class M
1	) Actual	1.41%	$1,000.00	$1,300.40	$8.04
2) Hypothetical		1.41%	$1,000.00	$1,017.80	$7.05

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $1,110,968 and recognized foreign source income of $10,566,463.

The Fund's distributions to shareholders include $35,548,623 from long-term capital gains.

For taxable, non-corporate shareholders, 53.20% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006 $0 and $1,927,118, respectively, or if determined to be different, the qualified short-term capital gains of such year.

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005) ; Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer,October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Intrinsic Value Fund returned +18.3% for the fiscal year ended February 28, 2006, as compared to +17.4% for the MSCI EAFE Index and +20.3% for the S&P/Citigroup PMI EPAC Value Style Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Relative to the S&P/Citigroup PMI EPAC Value Style Index, the strongest positive stock selection impacts came from benchmark stocks not held or held at an underweight. Several of these came from the telecommunications sector and included Vodafone, Telefonica, Telecom Italia, and France Telecom. Compared to MSCI EAFE Index, overweights in energy stocks such as Canadian Natural Resources and OMV helped relative returns.

Country and currency weighting had a negative impact against the value index. Not holding Korea, which as an emerging market is not part of the strategy, hurt returns. Also an overweight position in the weak yen hurt relative returns and outweighed the effects of a smaller overweight in the outperforming Japanese market. The strong U.S. dollar relative to most foreign currencies detracted from returns for U.S. investors. The MSCI EAFE Index returned 12% less in U.S. dollar terms than in local currency.

Sector allocation was positive against both the S&P/Citigroup PMI EPAC Value Style Index and MSCI EAFE Index. The underweight in telecommunications was the most significant positive impact. The position in financials, which outperformed, was greater than EAFE, but lower than the value index, and so was a positive contributor against the former, but a negative against the latter.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO International Intrinsic Value Fund Class III Shares and the S&P/Citigroup PMI EPAC Value Style Index As of February 28, 2006

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class II	18.16%	14.07%	n/a	**9/26/96** 10.63%
Class III	18.26%	14.16%	10.30%	n/a
Class IV	18.32%	14.23%	n/a	**1/9/98** 12.07%
Class M	17.92%	n/a	n/a	**10/2/03** 24.95%

$21,000,000
$19,000,000
$17,000,000
$15,000,000
$13,000,000
$11,000,000
$9,000,000
$7,000,000
$5,000,000
$3,000,000
2/29/96
$5,000,000
$13,331,085
$11,555,390
$9,268,210
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
GMO International Intrinsic Value Fund
S&P/Citigroup PMI EPAC Value Style Index
MSCI EAFE Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes II, IV and M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.6%
Preferred Stocks	0.6
Forward Currency Contracts	0.1
Futures	0.2
Short-Term Investment(s)	8.0
Other	(4.5)
100.0%
Country Summary	% of Equity Investments
Japan	26.2%
United Kingdom	24.0
France	8.9
Germany	8.5
Netherlands	8.1
Italy	3.7
Finland	3.3
Switzerland	2.6
Canada	2.5
Australia	2.5
Belgium	1.9
Spain	1.9
Hong Kong	1.2
Austria	1.2
Norway	0.9
Singapore	0.8
Sweden	0.8
Ireland	0.7
Denmark	0.3
Malaysia	0.0
100.0%

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	33.0%
Consumer Discretionary	13.6
Health Care	11.8
Energy	10.5
Utilities	8.0
Materials	7.3
Industrials	7.2
Consumer Staples	4.3
Telecommunication Services	2.4
Information Technology	1.9
100.0%

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 95.6%
	Australia — 2.4%
1,121,666	Australia and New Zealand Banking Group Ltd	21,333,203
661,658	Commonwealth Bank of Australia	21,964,538
1,410,612	General Property Trust Units	4,335,313
162,153	Macquarie Bank Ltd	7,669,885
1,401,987	National Australia Bank Ltd	38,052,542
830,172	Promina Group Ltd	3,345,156
197,889	Rio Tinto Ltd	10,367,460
888,224	Santos Ltd	7,465,612
2,398,754	Stockland	11,948,519
277,519	Suncorp-Metway Ltd	4,201,623
5,190,003	Telstra Corp Ltd	14,768,449
828,068	Woolworths Ltd	11,277,650
		156,729,950
	Austria — 1.2%
72,291	Austrian Airlines * (a)	722,948
61,096	Boehler Uddeholm (Bearer)	11,461,737
69,213	Flughafen Wien AG	5,582,117
37,322	Generali Holding Vienna AG (a)	1,778,955
595,933	OMV AG	36,959,312
126,213	RHI AG * (a)	3,600,322
132,648	Voestalpine AG (a)	15,460,181
		75,565,572
	Belgium — 1.8%
23,203	Colruyt SA	3,342,614
84,992	Delhaize Group (a)	5,669,931
1,337,827	Dexia	33,226,395
1,653,958	Fortis	58,916,067
260,067	UCB SA	12,318,475
38,820	Umicore	5,514,244
		118,987,726

See accompanying notes to the financial statements.

3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Canada — 2.4%
228,100	BCE Inc	5,543,686
360,800	Canadian Imperial Bank of Commerce	25,382,516
857,900	Canadian Natural Resources	46,871,407
229,400	EnCana Corp	9,487,263
75,400	Magna International Inc Class A	5,622,905
255,100	National Bank of Canada	14,545,717
695,100	Petro - Canada	31,842,057
21,400	Quebecor Inc Class B	508,425
205,200	Royal Bank of Canada	17,146,194
		156,950,170
	Denmark — 0.3%
509	AP Moller - Maersk A/S Class A	4,583,709
359	AP Moller - Maersk A/S Class B	3,290,405
331,200	Danske Bank A/S	11,809,608
		19,683,722
	Finland — 3.2%
993,600	Fortum Oyj	24,038,238
303,000	Kesko Oyj Class B (a)	9,522,482
259,700	Metso Oyj	9,569,686
4,610,750	Nokia Oyj	85,796,678
267,800	Outokumpu Oyj	4,859,314
596,154	Rautaruukki Oyj	20,090,006
1,970,300	Sampo Oyj Class A	39,490,284
38,760	Stockmann Oyj AB Class A	1,524,112
38,200	Wartsila Oyj Class A	1,394,471
169,100	Wartsila Oyj Class B	6,162,204
132,950	Yit Yhtymae Oyj	6,745,575
		209,193,050
	France — 8.6%
1,099,329	Arcelor	40,170,935
61,134	Assurances Generales de France	6,350,531

See accompanying notes to the financial statements.

4

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	France — continued
673,979	Axa	23,830,740
1,311,222	BNP Paribas	121,349,525
35,055	Bongrain SA	2,223,538
116,097	Carrefour SA	5,763,276
330,057	Cie de Saint-Gobain	22,019,412
165,028	Credit Agricole SA	6,027,784
79,325	Etablissements Economiques du Casino Guichard-Perrachon SA	4,944,565
104,914	European Aero Defense	3,846,128
5,686	Fromageries Bel Vache qui Rit	1,077,107
198,717	Michelin SA Class B (a)	12,122,162
700,080	Peugeot SA	40,812,834
305,242	Renault SA	29,331,630
328,458	Sanofi-Aventis	27,960,066
154,020	Schneider Electric SA	15,738,207
3,462,983	SCOR SA	8,322,083
315,849	Societe Generale	44,728,593
557,025	Total SA	140,091,101
93,867	Veolia Environnement	4,907,772
		561,617,989
	Germany — 7.7%
94,330	Aareal Bank AG * (a)	4,176,951
48,325	Adidas-Salomon AG	9,444,052
240,580	Allianz AG (Registered)	38,854,900
241,567	Altana AG	12,973,831
116,288	Bankgesellschaft Berlin AG * (a)	673,852
113,054	Bayer AG	4,560,013
808,735	Bayerische Motoren Werke AG	38,879,557
599,228	Commerzbank AG	21,894,797
711,570	DaimlerChrysler AG (Registered)	39,540,234
670,493	Depfa Bank Plc	11,179,495
427,603	Deutsche Bank AG (Registered)	47,306,476
68,611	Deutsche Postbank AG (a)	4,840,451
610,857	E. On AG	67,749,060

See accompanying notes to the financial statements.

5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Germany — continued
118,371	MAN AG	7,469,238
87,101	Merck KGaA	8,722,500
1,009	Mobilcom AG	26,572
324,121	Muenchener Rueckversicherungs AG (Registered)	44,000,981
109,405	RWE AG	9,407,617
143,147	Salzgitter AG	9,727,052
285,891	Schering AG	20,505,385
267,135	Suedzucker AG (a)	7,057,812
1,422,557	ThyssenKrupp AG (a)	36,034,357
659,907	TUI AG (a)	13,033,240
697,603	Volkswagen AG (a)	48,854,326
		506,912,749
	Hong Kong — 1.2%
1,250,000	Cheung Kong Holdings Ltd	13,102,692
526,000	Cheung Kong Infrastructure Holdings Ltd	1,649,348
2,904,098	CLP Holdings Ltd	16,603,659
285,000	Guoco Group	3,547,116
1,852,511	Hang Lung Group Co Ltd	4,079,708
721,100	Hong Kong Aircraft Engineering Co Ltd	5,691,028
4,049,469	Hong Kong Electric Holdings Ltd	18,646,589
561,700	Hong Kong Ferry Co Ltd	685,655
162	Jardine Matheson Holdings Ltd	2,861
194,911	Jardine Strategic Holdings Ltd	2,238,572
320,862	Mandarin Oriental International Ltd	319,322
602,500	Swire Pacific Ltd Class A	5,752,629
1,560,400	Yue Yuen Industrial Holdings	4,817,953
		77,137,132
	Ireland — 0.6%
673,041	Bank of Ireland	11,973,524
901,538	CRH Plc	29,571,983
		41,545,507

See accompanying notes to the financial statements.

6

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Italy — 3.4%
893,080	Banca Intesa SPA - Di RISP	4,910,442
4,153,158	Banca Monte dei Paschi di Siena SPA (a)	21,481,806
559,623	Banca Popolare di Milano	7,073,543
811,612	Capitalia SPA	6,130,224
4,614,857	ENI SPA	131,930,029
1,158,482	Fiat SPA * (a)	12,540,963
185,747	Fiat SPA - Di RISP *	1,767,978
83,051	Fondiaria - Sai SPA	3,326,502
256,425	Fondiaria - Sai SPA - Di RISP	7,639,355
588,000	Grassetto SPA * (b) (c)	7,010
317,390	Italcementi SPA - Di RISP	4,523,717
24,342	Italmobiliare SPA	1,868,966
607,433	Milano Assicurazioni SPA	4,644,656
96,800	Natuzzi SPA ADR	719,224
663,010	Sanpaolo IMI SPA	11,700,147
491,236	SMI (Societa Metallurgica Italy) *	245,133
		220,509,695
	Japan — 25.2%
135,130	Acom Co Ltd	8,282,744
216,100	Aeon Co Ltd	5,155,469
480,000	AIOI Insurance Co Ltd	3,542,246
81,000	Aisin Seiki Co Ltd	2,874,600
579,000	Asahi Kasei Corp	3,819,297
122,100	Autobacs Seven Co Ltd	6,130,841
1,419,300	Chubu Electric Power Co Inc	37,621,461
225,200	Chugoku Electric Power Co Inc	4,877,792
797,000	Cosmo Oil Co Ltd (a)	4,052,120
1,270,000	Daido Steel Co Ltd	11,087,113
405,100	Daiei Inc * (a)	11,175,904
974,280	Daiichi Sankyo Co Ltd *	20,116,014
1,671,000	Daikyo Inc * (a)	8,795,751
221,900	Daito Trust Construction Co Ltd	10,391,209
162,000	Daiwa House Industry Co Ltd	2,592,767

See accompanying notes to the financial statements.

7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Japan — continued
371,000	Daiwa Kosho Lease Co Ltd	2,263,595
1,009,000	Daiwa Securities Co Ltd	11,979,005
433	East Japan Railway Co	3,080,320
574,800	Eisai Co Ltd	26,582,978
132,000	Ezaki Glico Co Ltd	1,235,737
1,027,000	Fuji Electric Holdings Co Ltd	4,801,365
3,206,000	Fuji Heavy Industries Ltd (a)	17,372,294
747,000	Fujikura Ltd	8,295,560
1,538,000	Furukawa Electric Co Ltd *	12,001,802
5,789,000	Haseko Corp * (a)	20,171,305
110,800	Hitachi Chemical Co Ltd	3,073,388
352,100	Hokkaido Electric Power	8,264,357
2,093,000	Honda Motor Co Ltd	122,252,737
2,719,000	Isuzu Motors Ltd (a)	9,362,742
4,280,000	Itochu Corp	35,573,302
515	Japan Tobacco Inc	8,847,852
137,000	Kajima Corp	802,842
307,000	Kandenko Co	2,210,945
867,600	Kansai Electric Power Co Inc	20,188,897
1,064,000	Kao Corp	28,900,857
3,959,000	Kawasaki Heavy Industries Ltd (a)	13,561,508
1,195,000	Kawasaki Kisen Kaisha Ltd (a)	7,433,141
768,000	Keisei Electric Railway Co (a)	4,939,390
4,077,000	Kobe Steel Ltd	15,493,734
968,000	Komatsu Ltd	17,167,073
218,600	Konami Corp	5,389,637
1,131,000	Kubota Corp	11,060,991
887,200	Kyushu Electric Power Co Inc	21,400,798
616,000	Leopalance21 Corp	22,156,776
508,000	Maeda Corp	3,148,179
69,000	Makita Corp	2,006,664
4,185,000	Marubeni Corp	20,756,241
1,900	Maruichi Steel Tube	48,237
330,000	Matsushita Electric Industrial Co Ltd	6,939,707

See accompanying notes to the financial statements.

8

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Japan — continued
3,014,000	Mazda Motor Corp (a)	17,141,423
2,583,100	Mitsubishi Corp	59,930,872
443,000	Mitsubishi Electric Corp	3,527,673
1,627,000	Mitsubishi Heavy Industries	7,641,629
2,819,000	Mitsubishi Materials Corp (a)	14,573,262
8,194,000	Mitsubishi Motors Corp * (a)	16,944,078
1,343,000	Mitsubishi Rayon Co Ltd	10,791,523
1,003	Mitsubishi Tokyo Financial Group Inc	14,894,862
145,000	Mitsubishi UFJ Securities Corp	2,110,219
1,282,000	Mitsui & Co	17,539,641
224,000	Mitsui Fudosan Co Ltd	4,653,037
462,000	Mitsui Sumitomo Insurance Co Ltd	6,093,085
2,533,000	Mitsui Trust Holding Inc	37,138,185
3,626	Mizuho Financial Group Inc	28,903,636
54,700	Murata Manufacturing Co Ltd	3,373,060
219,000	Nagase & Co	2,798,260
292,000	NGK Spark Plug Co Ltd	6,619,823
361,000	Nikko Cordial Corp	5,682,951
67,300	Nintendo Co Ltd	9,925,248
151,000	Nippon Corp	1,191,231
1,692,000	Nippon Light Metal (a)	4,735,988
893,500	Nippon Mining Holdings Inc	6,672,506
7,260	Nippon Telegraph & Telephone Corp	31,348,093
1,444,000	Nippon Yusen Kabushiki Kaisha	9,393,536
675,000	Nishimatsu Construction (a)	2,863,489
5,423,300	Nissan Motor Co	62,258,060
166,400	Nissin Food Products Co Ltd	5,076,173
405,100	Nomura Securities Co Ltd	7,730,573
318,000	NSK Ltd	2,437,259
7,100	NTT Docomo Inc	10,504,864
162,900	Ono Pharmaceutical Co Ltd	7,285,941
1,966,000	Orient Corp * (a)	6,973,069
103,410	ORIX Corp	27,224,817
6,145,000	Osaka Gas Co Ltd	23,527,103

See accompanying notes to the financial statements.

9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Japan — continued
137,050	Promise Co Ltd	8,270,486
12,492	Resona Holdings Inc *	44,049,403
483,000	Ricoh Company Ltd	8,942,914
3,000	Royal Co Ltd	45,387
101,100	Ryosan Co	2,757,952
7,215	SBI Holdings Inc (a)	3,807,679
941,000	Shimizu Corp	6,605,563
900,000	Shinko Securities Co Ltd	4,626,674
546,000	Showa Denko	2,336,221
357,500	Showa Shell Sekiyu KK	4,065,911
1,015,200	Sojitz Corp * (a)	5,570,846
82,000	Stanley Electric Co Ltd	1,575,969
1,455,000	Sumitomo Corp	19,656,479
917,000	Sumitomo Heavy Industries Ltd	8,200,913
7,228,000	Sumitomo Metal Industries Ltd	32,088,455
1,621,000	Taiheiyo Cement Co Ltd	6,975,009
644,000	Taisho Pharmaceutical Co Ltd	13,632,032
381,000	Takashimaya Co Ltd	5,519,318
3,243,200	Takeda Pharmaceutical Co Ltd	180,660,717
74,490	Takefuji Corp	4,780,253
868,300	Tohoku Electric Power Co Inc	19,647,416
341,000	Tokuyama Corp (a)	5,087,531
791,300	Tokyo Electric Power Co Inc	21,360,615
3,569,000	Tokyo Gas Co Ltd	16,249,706
208,000	Tokyo Tatemono Co Ltd	2,011,806
1,547,000	Tomen Corp * (a)	2,459,601
892,000	TonenGeneral Sekiyu KK (a)	8,915,319
574,000	Toray Industries Inc	4,422,644
158,000	Toyo Suisan Kaisha Ltd	2,303,711
121,800	Toyota Industries Corp	4,872,827
1,184,600	Toyota Motor Corp	63,148,004
89,000	Toyota Tsusho Kaisha (a)	2,060,003
2,231,000	Ube Industries Ltd	6,583,031
105,000	Wacoal Corp (a)	1,447,633

See accompanying notes to the financial statements.

10

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Japan — continued
240,000	Yamaha Corp Ltd	4,123,919
192,200	Yamaha Motor Co Ltd	4,383,388
		1,652,029,788
	Malaysia — 0.0%
751,000	Promet Berhad * (b) (c)	2,021
	Netherlands — 7.8%
5,634,452	ABN Amro Holdings NV	164,192,243
4,215,749	Aegon NV	69,519,550
488,346	Akzo Nobel NV	24,791,167
168,337	Corio NV	11,060,839
255,681	DSM NV	10,633,464
14,788	Gamma Holdings NV	660,890
382,222	Heineken NV	14,392,289
5,231,075	ING Groep NV	196,614,972
177,968	Koninklijke Wessanen NV (a)	2,799,585
372,504	OCE NV (a)	6,444,361
127,686	TNT NV	4,153,446
61,825	Wereldhave NV	6,590,978
		511,853,784
	Norway — 0.9%
85,530	Aker ASA	3,406,756
219,169	DnB NOR ASA	2,659,211
330,717	Norsk Hydro ASA	38,737,878
425,200	Statoil ASA	10,888,849
		55,692,694
	Singapore — 0.7%
1,429,000	Capitaland Ltd	3,681,227
2,440,000	DBS Group Holdings Ltd	24,541,362
393,000	Fraser & Neave Ltd	4,606,735
254,193	Haw Par Corp Ltd	891,313
810,104	Hotel Properties Ltd	802,015

See accompanying notes to the financial statements.

11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	Singapore — continued
469,000	Overseas Chinese Town Group	1,959,336
3,241,100	Sembcorp Industrie	6,202,536
1,881,201	Straits Trading Co Ltd	3,542,919
		46,227,443
	Spain — 1.8%
555,739	Banco Santander Central Hispano SA	8,119,093
507,138	Endesa SA	16,981,645
38,036	Fomento de Construcciones y Contratas SA	2,585,999
300,886	Gas Natural SDG SA	9,152,560
1,033,457	Iberdrola SA	32,595,342
90,910	Metrovacesa SA	6,768,075
1,244,380	Repsol YPF SA	34,782,320
280,805	Sacyr Vallehermoso SA	7,895,023
		118,880,057
	Sweden — 0.8%
428,200	Electrolux AB	11,842,937
302,300	Holmen AB Class B (a)	11,727,276
414,400	Nordea AB	4,684,209
136,300	Svenska Cellulosa - Series B Free	5,715,693
348,300	Swedish Match AB	4,664,009
971,300	Tele2 AB Class B (a)	10,483,289
		49,117,413
	Switzerland — 2.5%
5,373	Banque Cantonale Vaudoise	1,720,129
390,650	Credit Suisse Group	21,636,224
42,148	Nestle SA (Registered)	12,391,666
54,477	Swiss Life Holding	10,099,424
197,369	Swiss Reinsurance Co (Registered)	14,059,647
12,415	Valora Holding AG *	2,522,800
433,908	Zurich Financial Services AG *	102,464,665
		164,894,555

See accompanying notes to the financial statements.

12

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	United Kingdom — 23.1%
831,195	Alliance & Leicester Plc	15,581,783
366,365	AMEC	2,547,364
582,328	Anglo American Plc	21,693,290
318,997	Arriva Plc	3,370,745
3,127,313	AstraZeneca Plc	144,428,139
2,622,709	Aviva Plc	36,287,775
1,479,491	Barclays Plc	17,329,282
1,346,923	Barratt Developments Plc	24,400,613
1,048,520	BBA Group Plc	4,923,194
259,103	Berkeley Group Holdings Plc *	5,061,638
1,265,525	Boots Group Plc	15,737,235
4,337,308	BP Plc	47,979,545
1,231,772	British American Tobacco Plc	29,347,046
511,082	British Energy Plc (Deferred Shares) * (b) (c)	—
19,363,957	BT Group Plc	69,841,541
1,943,886	Cadbury Schweppes Plc	19,747,003
7,404,830	Centrica Plc	37,719,511
3,395,729	Cobham Group Plc	10,114,645
6,228,832	DSG International Plc	18,782,877
880,034	Friends Provident Plc	3,190,761
484,609	Gallaher Group Plc	7,509,195
10,454,585	GlaxoSmithKline Plc	265,536,184
723,962	GUS Plc	13,322,539
793,197	Hanson Plc	9,683,218
5,608,797	HBOS Plc	104,453,211
974,275	IMI Plc	8,931,620
947,656	Imperial Chemical Industries Plc	5,588,929
1,194,881	Imperial Tobacco Group Plc	35,935,952
115,430	Inchcape Plc	4,873,187
2,355,235	J Sainsbury Plc	13,224,348
4,427,945	Kingfisher Plc	17,710,446
720,308	Ladbrokes Group	4,649,652
6,818,983	Lloyds TSB Group Plc	66,241,004
75,156	Man Group Plc	3,044,495

See accompanying notes to the financial statements.

13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
1,415,404	National Grid Plc	14,881,913
896,954	Next Plc	25,942,919
2,824,310	Northern Foods Plc	6,820,340
535,419	Northern Rock Plc	10,577,779
1,047,897	Rio Tinto Plc	49,316,288
9,940,572	Royal & Sun Alliance Insurance Group	22,666,041
2,022,242	Royal Bank of Scotland Group	67,641,837
2,257,433	Royal Dutch Shell Group Class A	68,055,947
873,161	Royal Dutch Shell Plc B Shares	27,452,608
181,255	Schroders Plc	3,654,523
1,682,746	Scottish & Southern Energy Plc	33,892,360
2,619,749	Scottish Power Plc	26,797,962
758,229	Smith WH Plc	5,425,375
2,324,291	Taylor Woodrow Plc	16,940,096
636,083	Tomkins Plc	3,713,450
445,740	Unilever Plc	4,586,152
545,066	United Utilities Plc	6,526,532
5,783,081	Vodafone Group Plc	11,080,403
1,814,617	Wimpey (George) Plc	17,593,186
		1,512,353,678
	TOTAL COMMON STOCKS (COST $4,950,527,466)	6,255,884,695
	PREFERRED STOCKS — 0.6%
	Germany — 0.4%
14,406	Fresenius Medical Care AG (Non Voting) 0.92%	2,311,722
32,886	Henkel KGaA 1.46%	3,628,357
75,505	RWE AG 2.70%	5,944,777
9,000	Villeroy & Boch AG (Non Voting) 5.64%	140,469
308,783	Volkswagen AG 2.82%	15,911,537
		27,936,862

See accompanying notes to the financial statements.

14

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)

February 28, 2006

Shares / Par Value ($)	Description	Value ($)

	Italy — 0.2%
2,815,875	Compagnia Assicuratrice Unipol 5.02%	7,372,886
155,430	Fiat SPA *	1,341,764
275,190	IFI Istituto Finanziario Industries *	5,164,751
		13,879,401
	TOTAL PREFERRED STOCKS (COST $30,853,715)	41,816,263
	SHORT-TERM INVESTMENT(S) — 8.0%
183,400,000	Royal Bank of Canada Time Deposit, 4.53%, due 03/01/06	183,400,000
314,278,281	The Boston Global Investment Trust (d)	314,278,281
25,950,000	U.S. Treasury Bill, 4.64%, due 08/24/06 (e) (f)	25,379,411
	TOTAL SHORT-TERM INVESTMENT(S) (COST $523,054,884)	523,057,692
	TOTAL INVESTMENTS — 104.2% (Cost $5,504,436,065)	6,820,758,650
	Other Assets and Liabilities (net) — (4.2%)	(277,111,102)
	TOTAL NET ASSETS — 100.0%	$6,543,647,548

See accompanying notes to the financial statements.

15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency		Value	Net Unrealized Appreciation (Depreciation)
Buys
	5/26/06	AUD	6,657,304	$4,934,427	$28,294
	5/26/06	CAD	2,069,075	1,824,853	30,873
	5/26/06	CHF	230,704,930	177,398,352	(46,554)
	5/26/06	HKD	129,297,010	16,688,689	(15,488)
	5/26/06	JPY	50,530,897,923	441,498,791	9,719,458
	5/26/06	NOK	1,550,521,687	231,029,489	587,799
	5/26/06	SEK	2,498,307,015	317,781,360	(2,405,824)
	5/26/06	SGD	47,776,510	29,537,407	197,229
					$8,095,787
Sales
5/26/06	DKK		141,173,848	$22,665,392	$(29,921)
	5/26/06	EUR	337,344,053	404,216,327	(412,604)
	5/26/06	GBP	266,689,292	468,165,274	(3,424,506)
	5/26/06	HKD	732,262,417	94,514,946	724
	5/26/06	JPY	3,432,150,000	29,987,397	(583,670)
					$(4,449,977)

See accompanying notes to the financial statements.

16

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
66	CAC 40	March 2006	$3,936,684	$32,081
701	DAX	March 2006	121,254,517	8,830,031
8	Hang Seng	March 2006	816,664	12,519
9	IBEX 35	March 2006	1,262,738	34,751
167	MSCI Singapore	March 2006	6,066,552	97,885
67	OMXS30	March 2006	841,654	(1,949)
96	S&P / MIB	March 2006	21,579,680	1,391,934
1,834	TSE TOPIX	March 2006	262,690,337	9,441,413
				$19,838,665
Sales
1,644	FTSE 100	March 2006	$166,233,215	$(2,846,675)
764	S&P Toronto 60	March 2006	88,685,714	(3,714,242)
153	SPI 200	March 2006	13,984,468	(288,607)
				$(6,849,524)

At February 28, 2006 the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Bankrupt issuer.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

(e)  Rate shown represents yield-to-maturity.

(f)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

  As of February 28, 2006, 93.4% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor.

Currency Abbreviations:

AUD - Australian Dollar	HKD - Hong Kong Dollar

CAD - Canadian Dollar	JPY - Japanese Yen

CHF - Swiss Franc	NOK - Norwegian Krone

DKK - Danish Krone	SEK - Swedish Krona

EUR - Euro	SGD - Singapore Dollar

GBP - British Pound

See accompanying notes to the financial statements.

17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $295,552,197 (cost $5,504,436,065) (Note 2)	$6,820,758,650
Cash	765,346
Foreign currency, at value (cost $8,021,285) (Note 2)	8,065,221
Receivable for Fund shares sold	31,230,489
Dividends and interest receivable	10,853,822
Foreign taxes receivable	927,803
Unrealized appreciation on open forward currency and cross currency contracts (Note 2)	10,564,377
Receivable for variation margin on open futures contracts (Note 2)	1,193,873
Receivable for expenses reimbursed by Manager (Note 3)	383,913
Total assets	6,884,743,494
Liabilities:
Collateral on securities loaned (Note 2)	314,278,281
Payable for Fund shares repurchased	15,644,761
Payable to affiliate for (Note 3):
Management fee	2,676,221
Shareholder service fee	630,677
Administration fee – Class M	4,512
Trustees and Chief Compliance Officer fees	11,550
Payable for 12b-1 fee – Class M	11,562
Unrealized depreciation on open forward currency and cross currency contracts (Note 2)	6,918,567
Accrued expenses	919,815
Total liabilities	341,095,946
Net assets	$6,543,647,548

See accompanying notes to the financial statements.

18

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006 — (Continued)

Net assets consist of:
Paid-in capital	$5,025,408,553
Distributions in excess of net investment income	(2,009,307)
Accumulated net realized gain	187,238,893
Net unrealized appreciation	1,333,009,409
$6,543,647,548
Net assets attributable to:
Class II shares	$567,312,901
Class III shares	$2,795,609,547
Class IV shares	$3,150,741,286
Class M shares	$29,983,814
Shares outstanding:
Class II	17,534,037
Class III	85,781,273
Class IV	96,707,685
Class M	928,967
Net asset value per share:
Class II	$32.35
Class III	$32.59
Class IV	$32.58
Class M	$32.28

See accompanying notes to the financial statements.

19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $12,991,279)	$145,700,602
Interest (including securities lending income of $4,900,909)	13,556,327
Total investment income	159,256,929
Expenses:
Management fee (Note 3)	27,990,882
Shareholder service fee – Class II (Note 3)	818,481
Shareholder service fee – Class III (Note 3)	3,432,060
Shareholder service fee – Class IV (Note 3)	2,250,832
12b-1 fee – Class M (Note 3)	56,219
Administration fee – Class M (Note 3)	44,975
Custodian and fund accounting agent fees	2,345,673
Transfer agent fees	79,069
Audit and tax fees	72,293
Legal fees	99,642
Trustees fees and related expenses (Note 3)	95,630
Registration fees	215,299
Miscellaneous	151,299
Total expenses	37,652,354
Fees and expenses reimbursed by Manager (Note 3)	(2,909,623)
Net expenses	34,742,731
Net investment income (loss)	124,514,198
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	360,335,198
Closed futures contracts	33,263,055
Foreign currency, forward contracts and foreign currency related transactions	(54,323,162)
Net realized gain (loss)	339,275,091
Change in net unrealized appreciation (depreciation) on:
Investments	500,232,826
Open futures contracts	11,439,002
Foreign currency, forward contracts and foreign currency related transactions	(1,575,256)
Net unrealized gain (loss)	510,096,572
Net realized and unrealized gain (loss)	849,371,663
Net increase (decrease) in net assets resulting from operations	$973,885,861

See accompanying notes to the financial statements.

20

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2006	Year Ended February 28, 2005
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$124,514,198	$63,901,035
Net realized gain (loss)	339,275,091	201,214,536
Change in net unrealized appreciation (depreciation)	510,096,572	419,859,759
Net increase (decrease) in net assets from operations	973,885,861	684,975,330
Distributions to shareholders from:
Net investment income
Class II	(5,167,158)	(4,280,990)
Class III	(30,272,073)	(35,499,046)
Class IV	(33,052,892)	(41,320,160)
Class M	(236,681)	(300,026)
Total distributions from net investment income	(68,728,804)	(81,400,222)
Net realized gains
Class II	(19,940,346)	(306,128)
Class III	(115,581,160)	(2,370,968)
Class IV	(123,159,753)	(2,783,896)
Class M	(1,142,022)	(22,496)
Total distributions from net realized gains	(259,823,281)	(5,483,488)
	(328,552,085)	(86,883,710)
Net share transactions (Note 7):
Class II	285,566,330	115,923,125
Class III	711,856,761	196,107,018
Class IV	643,540,098	1,022,324,690
Class M	8,835,593	8,573,018
Increase (decrease) in net assets resulting from net share transactions	1,649,798,782	1,342,927,851
Total increase (decrease) in net assets	2,295,132,558	1,941,019,471
Net assets:
Beginning of period	4,248,514,990	2,307,495,519
End of period (including distributions in excess of net investment income of $2,009,307 and $10,937,487, respectively)	$6,543,647,548	$4,248,514,990

See accompanying notes to the financial statements.

21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$29.04	$24.18	$16.04	$17.41	$20.30
Income (loss) from investment operations:
Net investment income (loss)†	0.65	0.49	0.44	0.37	0.28
Net realized and unrealized gain (loss)	4.45	5.07	8.31	(1.05)	(2.44)
Total from investment operations	5.10	5.56	8.75	(0.68)	(2.16)
Less distributions to shareholders:
From net investment income	(0.36)	(0.66)	(0.61)	(0.69)	(0.73)
From net realized gains	(1.43)	(0.04)	—	—	—
Total distributions	(1.79)	(0.70)	(0.61)	(0.69)	(0.73)
Net asset value, end of period	$32.35	$29.04	$24.18	$16.04	$17.41
Total Return(a)	18.16%	23.17%	54.99%	(4.11)%	(10.71)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$567,313	$231,695	$85,625	$67,896	$42,495
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income to average daily net assets	2.16%	1.88%	2.15%	2.06%	1.56%
Portfolio turnover rate	38%	46%	44%	51%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.09%	0.10%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

22

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$29.23	$24.32	$16.13	$17.50	$20.37
Income (loss) from investment operations:
Net investment income (loss)†	0.72	0.59	0.45	0.40	0.44
Net realized and unrealized gain (loss)	4.44	5.02	8.36	(1.08)	(2.59)
Total from investment operations	5.16	5.61	8.81	(0.68)	(2.15)
Less distributions to shareholders:
From net investment income	(0.37)	(0.66)	(0.62)	(0.69)	(0.72)
From net realized gains	(1.43)	(0.04)	—	—	—
Total distributions	(1.80)	(0.70)	(0.62)	(0.69)	(0.72)
Net asset value, end of period	$32.59	$29.23	$24.32	$16.13	$17.50
Total Return(a)	18.26%	23.28%	55.05%	(4.05)%	(10.60)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,795,610	$1,804,485	$1,350,850	$845,997	$1,053,104
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.39%	2.30%	2.22%	2.26%	2.37%
Portfolio turnover rate	38%	46%	44%	51%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.09%	0.10%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004	2003	2002
Net asset value, beginning of period	$29.22	$24.31	$16.12	$17.50	$20.37
Income (loss) from investment operations:
Net investment income (loss)†	0.74	0.54	0.43	0.38	0.36
Net realized and unrealized gain (loss)	4.43	5.09	8.39	(1.05)	(2.49)
Total from investment operations	5.17	5.63	8.82	(0.67)	(2.13)
Less distributions to shareholders:
From net investment income	(0.38)	(0.68)	(0.63)	(0.71)	(0.74)
From net realized gains	(1.43)	(0.04)	—	—	—
Total distributions	(1.81)	(0.72)	(0.63)	(0.71)	(0.74)
Net asset value, end of period	$32.58	$29.22	$24.31	$16.12	$17.50
Total Return(a)	18.32%	23.37%	55.15%	(4.02)%	(10.52)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,150,741	$2,193,988	$863,612	$334,240	$248,579
Net expenses to average daily net assets	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income to average daily net assets	2.45%	2.06%	2.08%	2.13%	1.97%
Portfolio turnover rate	38%	46%	44%	51%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.09%	0.10%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

See accompanying notes to the financial statements.

24

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2006	2005	2004(a)
Net asset value, beginning of period	$28.98	$24.15	$20.92
Income (loss) from investment operations:
Net investment income (loss)†	0.61	0.44	0.01
Net realized and unrealized gain (loss)	4.41	5.04	3.73
Total from investment operations	5.02	5.48	3.74
Less distributions to shareholders:
From net investment income	(0.29)	(0.61)	(0.51)
From net realized gains	(1.43)	(0.04)	—
Total distributions	(1.72)	(0.65)	(0.51)
Net asset value, end of period	$32.28	$28.98	$24.15
Total Return(b)	17.92%	22.88%	18.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,984	$18,347	$7,408
Net expenses to average daily net assets	0.99%	0.99%	0.99	%*
Net investment income to average daily net assets	2.07%	1.72%	0.12	%*
Portfolio turnover rate	38%	46%	44	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.09	%*

(a)  Period from October 2, 2003 (commencement of operations) to February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.   Organization

GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks high total return through investment in equity securities of non-U.S. issuers. The Fund's benchmark is the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Style Index.

Throughout the year ended February 28, 2006, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes. Eligibility for and automatic conversion among the various classes of shares, except Class M, is generally based on the total amount of assets invested in the Fund or with GMO, as more fully outlined in the Fund's prospectus.

2.   Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. As of February 28, 2006, the Fund did not enter into any delayed delivery commitments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006, the Fund had loaned securities having a market value of $295,552,197, collateralized by cash in the amount of $314,278,281, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income, if any, and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2006 and February 28, 2005, the tax basis of distributions paid were as follows: ordinary income – $136,329,451 and $81,400,222, respectively and long-term capital gains – $192,222,634 and $5,483,488, respectively.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $66,204,933 and $138,284,659 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions, foreign currency transactions and losses on wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,520,174,370	$1,341,862,016	$(41,277,736)	$1,300,584,280

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and passive foreign investment company transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(46,857,214)	$46,865,230	$(8,016)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.   Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Fund Distributors, Inc. (the "Distributor") serves as the Fund's distributor. Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on class M shares to 0.25% of the Fund's average net asset value attributable to its Class M shares. This fee may be spent by the Distributor on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees (Class II, Class III and Class IV only), administration fees (Class M only), 12b-1 fees (Class M only), fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.54% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2006 was $57,691 and $35,918, respectively. No remuneration was paid to any other officer of the Trust.

4.   Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2006 aggregated $3,198,738,380 and $1,860,632,262, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2006, 12.4% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2006, 0.4% of the Fund's shares were held by nine related parties comprised of certain GMO employee accounts, and 56.2% of the Fund's shares were held by accounts for which the Manager has investment discretion.

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class II:	Shares	Amount	Shares	Amount
Shares sold	10,781,673	$322,871,948	6,377,984	$168,794,136
Shares issued to shareholders in reinvestment of distributions	775,560	23,182,022	144,228	3,997,525
Shares repurchased	(2,000,773)	(60,487,640)	(2,085,668)	(56,868,536)
Net increase (decrease)	9,556,460	$285,566,330	4,436,544	$115,923,125
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class III:	Shares	Amount	Shares	Amount
Shares sold	46,072,831	$1,375,785,693	28,163,066	$756,569,217
Shares issued to shareholders in reinvestment of distributions	4,646,865	139,574,505	1,025,850	28,475,859
Shares repurchased	(26,670,593)	(803,503,437)	(22,996,855)	(588,938,058)
Net increase (decrease)	24,049,103	$711,856,761	6,192,061	$196,107,018
	Year Ended February 28, 2006		Year Ended February 28, 2005
Class IV:	Shares	Amount	Shares	Amount
Shares sold	31,247,212	$932,957,292	45,473,301	$1,175,551,297
Shares issued to shareholders in reinvestment of distributions	4,986,675	149,411,212	1,351,198	37,496,919
Shares repurchased	(14,616,668)	(438,828,406)	(7,251,746)	(190,723,526)
Net increase (decrease)	21,617,219	$643,540,098	39,572,753	$1,022,324,690

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Year Ended February 28, 2006		Year Ended February 28, 2005
Class M:	Shares	Amount	Shares	Amount
Shares sold	327,947	$9,736,006	357,710	$9,318,333
Shares issued to shareholders in reinvestment of distributions	46,378	1,378,703	11,712	322,522
Shares repurchased	(78,413)	(2,279,116)	(43,165)	(1,067,837)
Net increase (decrease)	295,912	$8,835,593	326,257	$8,573,018

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2006 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.76%	$1,000.00	$1,140.00	$4.03
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81
Class III
1) Actual	0.69%	$1,000.00	$1,140.70	$3.66
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Class IV
1) Actual	0.63%	$1,000.00	$1,141.10	$3.34
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16
Class M
1) Actual	0.99%	$1,000.00	$1,139.00	$5.25
2) Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

During the year ended February 28, 2006, the Fund paid foreign taxes of $12,992,650 and recognized foreign source income of $158,679,269.

The Fund's distributions to shareholders include $192,222,634 from long-term capital gains.

For taxable, non-corporate shareholders, 83.43% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2006, $3,890,924 and $51,453,041, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

39

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

40

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

41

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

42

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 28, 2006

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since inception on August 1, 2005, the Class III shares of the GMO Developed World Stock Fund returned +11.5% for the fiscal year ended February 28, 2006, as compared to +10.8% for the MSCI World Index for the same period. Consistent with the Fund's investment objectives and policies, the Fund was substantially invested throughout the period in equity securities drawn from the world's developed markets.

Stock selection had a positive impact on performance relative to the benchmark. Among the Fund's holdings with the largest contribution to relative returns were Apple Computer Inc. of the U.S., and Toyota Motor Corp. and Mitsubishi Corp. of Japan. Less successful holdings included Pfizer and Dell of the U.S.

The Fund benefited from country selection. Overweighting Japan and underweighting the U.S. made the largest contributions.

Industry weightings detracted from relative returns, particularly an overweight in energy and an underweight in materials stocks.

Currency forwards had a positive impact. The Fund's overweight position in the Canadian dollar and underweight in the euro explained much of the foreign exchange result.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2006 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.7%
Preferred Stocks	0.1
Forward Currency Contracts	0.0
Futures	0.2
Short-Term Investment(s)	4.4
Other	(0.4)
100.0%
Country Summary	% of Equity Investments
United States	44.8%
Japan	16.5
United Kingdom	10.7
Germany	4.5
Netherlands	3.7
France	3.5
Italy	2.6
Switzerland	2.2
Canada	2.0
Finland	1.7
Belgium	1.6
Singapore	1.5
Norway	1.1
Sweden	0.9
Spain	0.6
Austria	0.6
Australia	0.6
Hong Kong	0.5
Ireland	0.4
100.0%

1

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2006 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	25.7%
Consumer Discretionary	13.1
Health Care	11.9
Energy	10.7
Industrials	8.8
Information Technology	7.5
Utilities	7.3
Consumer Staples	6.3
Materials	4.9
Telecommunication Services	3.8
100.0%

2

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	COMMON STOCKS — 95.7%
	Australia — 0.6%
55,197	BHP Billiton Ltd	993,229
141,670	Qantas Airways Ltd	429,333
12,038	Woodside Petroleum Ltd	361,360
		1,783,922
	Austria — 0.6%
1,846	Boehler Uddeholm (Bearer)	346,313
10,578	OMV AG	656,040
11,787	Telekom Austria AG	269,608
4,767	Voestalpine AG	555,596
		1,827,557
	Belgium — 1.6%
48,478	Dexia	1,204,004
61,066	Fortis	2,175,248
6,524	KBC Groep NV	681,083
2,730	Solvay SA	302,040
13,886	UCB SA	657,732
		5,020,107
	Canada — 1.9%
23,600	BCE Inc	573,569
10,800	Canadian National Railway Co	505,574
22,900	Canadian Natural Resources	1,251,143
10,000	EnCana Corp	413,569
9,000	Husky Energy Inc	550,873
7,300	Imperial Oil Ltd	704,017
25,500	Petro - Canada	1,168,138
10,400	Royal Bank of Canada	869,008
		6,035,891

See accompanying notes to the financial statements.

3

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Finland — 1.6%
60,800	Fortum Oyj	1,470,939
6,300	Metso Oyj	232,149
60,250	Nokia Oyj	1,121,130
20,750	Rautaruukki Oyj	699,262
30,000	Sampo Oyj Class A	601,283
44,400	UPM-Kymmene Oyj	941,987
		5,066,750
	France — 3.3%
15,558	Air France	359,991
3,783	Assurances Generales de France	392,974
23,314	BNP Paribas	2,157,638
9,877	Carrefour SA	490,313
14,668	Cie de Saint-Gobain	978,560
6,119	Etablissements Economiques du Casino Guichard-Perrachon SA	381,416
6,199	Lafarge SA	648,510
7,488	Michelin SA Class B	456,784
14,780	Peugeot SA	861,635
9,928	Renault SA	954,012
16,874	Sanofi-Aventis	1,436,403
16,313	Suez SA	599,142
3,468	Total SA	872,198
		10,589,576
	Germany — 4.2%
14,203	Altana AG	762,800
8,773	BASF AG	663,720
19,595	Bayer AG	790,361
28,638	Bayerische Motoren Werke AG	1,376,758
11,217	Commerzbank AG	409,851
7,476	DaimlerChrysler AG (Registered)	415,423
3,099	Deutsche Boerse AG	389,312
24,526	Deutsche Post AG (Registered)	638,172
5,874	Deutsche Postbank AG	414,406

See accompanying notes to the financial statements.

4

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Germany — continued
5,285	E. On AG	586,150
7,779	Hannover Rueckversicherungs AG (Registered) (a)	295,300
4,745	Hypo Real Estate Holding AG	311,443
21,589	KarstadtQuelle AG * (a)	521,012
4,526	Linde AG	358,074
2,827	Merck KGaA	283,102
6,499	Muenchener Rueckversicherungs AG (Registered)	882,270
11,175	RWE AG	960,926
9,667	Schering AG	693,361
39,147	ThyssenKrupp AG	991,621
22,902	Volkswagen AG	1,603,866
		13,347,928
	Hong Kong — 0.5%
120,000	CLP Holdings Ltd	686,078
187,000	Hong Kong & China Gas	446,885
110,000	Hong Kong Electric Holdings Ltd	506,517
		1,639,480
	Ireland — 0.4%
62,472	Bank of Ireland	1,111,388
	Italy — 2.4%
38,284	Banca Intesa SPA	226,197
51,834	Banca Monte dei Paschi di Siena SPA	268,106
16,974	Banche Popolari Unite Scrl	426,335
64,305	Capitalia SPA	485,705
209,117	Enel SPA	1,739,933
112,390	ENI SPA	3,213,017
45,328	Fiat SPA *	490,691
22,676	Sanpaolo IMI SPA	400,164
222,624	Telecom Italia Di RISP	511,513
		7,761,661

See accompanying notes to the financial statements.

5

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — 15.8%
15,000	Aeon Co Ltd	357,853
47,000	Bank of Yokohama	379,011
48,200	Chubu Electric Power Co Inc	1,277,640
60,000	Cosmo Oil Co Ltd	305,053
82,000	Dainippon Ink and Chemicals Inc	332,554
37,000	Daiwa Securities Co Ltd	439,270
49	East Japan Railway Co	348,581
15,300	Eisai Co Ltd	707,584
13,080	Electric Power Development Co	416,358
98,000	Fuji Heavy Industries Ltd	531,031
95,000	Hitachi Ltd	661,784
31,000	Hokuhoku Financial Group Inc	133,441
22,800	Honda Motor Co Ltd	1,331,755
12,000	Hoya Corp	476,090
44	Inpex Corp	421,796
172,000	Isuzu Motors Ltd (a)	592,273
125,000	Itochu Corp	1,038,940
59	Japan Tobacco Inc	1,013,637
14,000	JGC Corp	297,394
35,000	Kajima Corp	205,106
39,700	Kansai Electric Power Co Inc	923,812
18,000	Kao Corp	488,924
44,000	Kawasaki Kisen Kaisha Ltd (a)	273,689
160,000	Kobe Steel Ltd	608,045
24,000	Komatsu Ltd	425,630
29,000	Kyushu Electric Power Co Inc	699,530
163,000	Marubeni Corp	808,427
33,000	Matsushita Electric Industrial Co Ltd	693,971
119,000	Mazda Motor Corp	676,785
101,800	Mitsubishi Corp	2,361,876
17,000	Mitsubishi Estate Co Ltd	358,510
76,000	Mitsubishi Heavy Industries	356,954
77	Mitsubishi Tokyo Financial Group Inc	1,143,246
104,000	Mitsui & Co	1,422,873

See accompanying notes to the financial statements.

6

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
35,000	Mitsui Chemicals Inc	280,329
18,000	Mitsui Fudosan Co Ltd	373,905
38,000	Mitsui Trust Holding Inc	557,146
142	Mizuho Financial Group Inc	1,131,913
24,000	Nikko Cordial Corp	377,814
135,300	Nissan Motor Co	1,553,208
21,700	Nomura Securities Co Ltd	414,104
59	NTT Data Corp	272,788
22,000	Olympus Optical Co Ltd	633,415
2,930	ORIX Corp	771,383
167,000	Osaka Gas Co Ltd	639,386
25,800	Pioneer Corp	403,309
189	Resona Holdings Inc *	666,453
15,000	Ricoh Company Ltd	277,730
7,000	Secom Co	347,318
16,000	Seven & I Holdings Co Ltd	654,483
47,000	Shimizu Corp	329,927
6,400	Shin-Etsu Chemical Co Ltd	340,755
14,400	Softbank Corp.	440,338
102,000	Sumitomo Corp	1,377,980
21,000	Sumitomo Electric Industries Ltd	315,567
181,000	Sumitomo Metal Industries Ltd	803,543
69	Sumitomo Mitsui Financial Group Inc	753,576
11,000	Sumitomo Realty & Development Co Ltd	255,644
41,000	Sumitomo Trust & Banking	415,682
79,000	Taisei Corp	382,672
25,000	Taisho Pharmaceutical Co Ltd	529,194
41,900	Takeda Pharmaceutical Co Ltd	2,334,017
31,000	Teijin Ltd	209,179
34,200	Tohoku Electric Power Co Inc	773,859
42,900	Tokyo Electric Power Co Inc	1,158,057
153,000	Tokyo Gas Co Ltd	696,611
57,000	TonenGeneral Sekiyu KK (a)	569,701
32,000	Toppan Printing Co Ltd	408,795

See accompanying notes to the financial statements.

7

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Japan — continued
39,000	Toray Industries Inc	300,493
15,500	Toyo Seikan Kaisha Ltd	267,280
87,100	Toyota Motor Corp	4,643,079
15,000	UNY Co Ltd	228,179
15,000	Urban Corp	219,788
69	West Japan Railway Co	279,683
9,800	Yamaha Motor Co Ltd	223,503
		50,121,209
	Netherlands — 3.5%
89,673	ABN Amro Holdings NV	2,613,140
75,145	Aegon NV	1,239,174
14,213	Akzo Nobel NV	721,531
5,197	Corio NV	341,477
7,778	DSM NV	323,478
25,693	Heineken NV	967,451
120,266	ING Groep NV	4,520,313
4,168	Rodamco Europe NV	382,105
		11,108,669
	Norway — 1.1%
33,600	DnB NOR ASA	407,674
4,550	Frontline Ltd (a)	175,075
4,860	Norsk Hydro ASA	569,266
7,600	Orkla ASA	331,268
73,100	Statoil ASA	1,872,001
		3,355,284
	Singapore — 1.4%
206,000	Capitaland Ltd	530,674
30,000	Fraser & Neave Ltd	351,659
46,000	Keppel Corp Ltd	395,328
145,000	Keppel Land Ltd	392,568
234,000	Sembcorp Industrie	447,809

See accompanying notes to the financial statements.

8

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	Singapore — continued
26,000	Singapore Airlines Ltd	235,977
297,000	Singapore Technologies Engineering Ltd	555,047
1,008,000	Singapore Telecommunications	1,615,906
		4,524,968
	Spain — 0.6%
27,091	Endesa SA	907,149
29,225	Iberdrola SA	921,760
		1,828,909
	Sweden — 0.9%
14,600	Electrolux AB	403,799
28,850	Hennes & Mauritz AB Class B	1,051,214
68,500	Nordea AB	774,296
10,100	Svenska Cellulosa Series B	423,540
13,600	Swedish Match AB	182,115
		2,834,964
	Switzerland — 2.1%
34,198	ABB Ltd *	409,748
7,800	Alcon Inc	898,248
15,680	Credit Suisse Group	868,440
11,128	Roche Holding AG (Non Voting)	1,644,128
731	Serono SA	518,684
1,824	Swisscom AG (Registered)	547,767
7,500	Zurich Financial Services AG *	1,771,078
		6,658,093
	United Kingdom — 10.3%
14,287	Anglo American Plc	532,229
12,744	AstraZeneca Plc	588,554
77,144	Aviva Plc	1,067,364
41,781	BAA Plc	586,187
54,664	BAE Systems Plc	402,386

See accompanying notes to the financial statements.

9

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
69,679	Barclays Plc	816,150
22,131	Barratt Developments Plc	400,921
42,766	BG Group Plc	500,911
41,695	BHP Billiton Plc	700,713
20,319	Boots Group Plc	252,674
64,115	BP Plc	709,244
63,085	British Airways Plc *	363,034
40,070	British American Tobacco Plc	954,670
296,989	BT Group Plc	1,071,174
47,673	Cadbury Schweppes Plc	484,287
212,828	Centrica Plc	1,084,126
156,659	DSG International Plc	472,401
34,740	Gallaher Group Plc	538,309
42,793	GKN Plc	254,945
32,635	GlaxoSmithKline Plc	828,897
17,546	Hanson Plc	214,199
68,780	HBOS Plc	1,280,897
30,832	Imperial Tobacco Group Plc	927,270
91,077	J Sainsbury Plc	511,386
133,244	Lloyds TSB Group Plc	1,294,360
76,146	National Grid Plc	800,618
19,150	Next Plc	553,882
14,657	Persimmon Plc	358,809
110,031	Pilkington	312,514
10,215	Rio Tinto Plc	480,740
176,081	Royal Bank of Scotland Group	5,889,722
75,395	Royal Dutch Shell Group Class A	2,272,970
36,537	Royal Dutch Shell Plc A Shares	1,098,482
32,262	Scottish & Newcastle Plc	289,705
28,890	Scottish & Southern Energy Plc	581,876
15,518	Severn Trent Plc	313,785
36,404	Taylor Woodrow Plc	265,323
153,823	Tesco Plc	911,563
63,290	Tomkins Plc	369,487

See accompanying notes to the financial statements.

10

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United Kingdom — continued
37,303	United Utilities Plc	446,660
37,756	Wimpey (George) Plc	366,054
19,058	Wolseley Plc	472,782
		32,622,260
	United States — 42.9%
9,300	Abercrombie & Fitch Co.-Class A	626,076
6,900	Adobe Systems, Inc.	266,478
20,400	Aetna, Inc.	1,040,400
12,200	Agilent Technologies, Inc. *	439,200
32,100	Albertson's, Inc.	816,624
30,100	Allied Waste Industries, Inc. *	322,371
20,100	Allstate Corp. (The)	1,101,078
8,400	Alltel Corp.	530,460
59,300	Altria Group, Inc.	4,263,670
6,400	AMBAC Financial Group, Inc.	480,960
11,400	American Electric Power Co., Inc.	416,100
6,600	American Financial Group, Inc.	273,240
15,800	AmerisourceBergen Corp.	726,642
3,900	Amgen, Inc. *	294,411
2,700	Anadarko Petroleum Corp.	267,732
17,400	Apple Computer, Inc. *	1,192,596
8,700	Archer-Daniels-Midland Co.	275,964
66,957	AT&T, Inc.	1,847,344
15,500	Autonation, Inc. *	324,105
4,200	Autozone, Inc. *	406,056
5,400	Baker Hughes, Inc.	367,038
12,183	Bank of America Corp.	558,591
2,800	Bear Stearns Cos. (The), Inc.	376,432
25,400	Bed Bath & Beyond, Inc. *	915,416
65,100	BellSouth Corp.	2,055,858
8,300	BJ Services Co.	259,873
14,400	Boeing Co.	1,046,736
9,000	Broadcom Corp.-Class A *	405,810

See accompanying notes to the financial statements.

11

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
14,800	Burlington Northern Santa Fe Corp.	1,163,872
9,500	Burlington Resources, Inc.	856,710
19,500	Capital One Financial Corp.	1,708,200
12,300	Cardinal Health, Inc.	892,980
8,700	Caremark Rx, Inc. *	432,825
12,500	Caterpillar, Inc.	913,500
22,800	Cendant Corp.	378,936
11,700	Centex Corp.	791,037
6,800	Chesapeake Energy Corp.	201,892
38,005	Chevron Corp.	2,146,522
500	Chicago Mercantile Exchange	212,800
5,800	Cigna Corp.	711,950
12,500	CNA Financial Corp. *	386,500
13,400	Computer Sciences Corp. *	728,156
27,700	Compuware Corp. *	227,417
48,100	ConocoPhillips	2,932,176
13,000	Conseco, Inc. *	322,920
17,100	Convergys Corp. *	297,027
41,100	Corning, Inc. *	1,003,251
6,400	Coventry Health Care, Inc. *	381,568
5,100	CSX Corp.	282,438
16,700	CVS Corp.	473,111
24,900	D.R. Horton, Inc.	849,339
119,500	Dell, Inc. *	3,465,500
7,700	Devon Energy Corp.	451,451
4,000	Diamond Offshore Drilling, Inc.	309,560
11,000	Dow Chemical Co.	473,330
20,900	Eastman Kodak Co.	586,245
9,500	Edison International	421,420
5,600	Emerson Electric Co.	458,136
5,600	EOG Resources, Inc.	377,440
6,800	Equity Residential REIT	307,904
4,200	Everest RE Group Ltd.	415,968
9,000	Exelon Corp.	513,990

See accompanying notes to the financial statements.

12

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
4,600	Express Scripts, Inc. *	401,442
9,300	Exxon Mobil Corp.	552,141
55,400	Fannie Mae	3,029,272
8,216	Federated Department Stores, Inc.	583,665
5,000	Federated Investors, Inc.-Class B	194,450
3,400	FedEx Corp.	364,616
13,900	Fidelity National Financial, Inc.	524,864
11,800	First American Corp.	497,488
8,200	First Data Corp.	370,066
5,700	First Horizon National Corp.	222,927
7,100	FirstEnergy Corp.	362,668
142,800	Ford Motor Co.	1,138,116
12,200	FPL Group, Inc.	511,546
6,000	Franklin Resources, Inc.	616,080
43,300	Freddie Mac	2,917,987
6,300	Freeport-McMoRan Copper & Gold, Inc.-Class B	318,969
34,100	Gap (The), Inc.	632,214
21,700	Genentech, Inc. *	1,859,473
2,800	General Dynamics Corp.	345,156
35,300	General Motors Corp. (a)	716,943
20,400	Genworth Financial, Inc.-Class A	649,128
7,000	Gilead Sciences, Inc. *	435,890
4,500	Global Santa Fe Corp	249,030
6,200	Goldman Sachs Group, Inc.	875,998
3,500	Google, Inc.-Class A *	1,269,170
12,800	Halliburton Co.	870,400
17,600	Harley-Davidson, Inc.	924,176
4,900	Hartford Financial Services Group, Inc.	403,662
8,700	Health Net, Inc. *	417,165
80,200	Hewlett-Packard Co.	2,631,362
86,200	Home Depot, Inc.	3,633,330
6,400	Hovnanian Enterprises, Inc. *	295,104
6,800	IndyMac Bancorp, Inc.	263,976
56,300	Intel Corp.	1,159,780

See accompanying notes to the financial statements.

13

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
5,000	ITT Industries, Inc.	262,500
20,700	Janus Capital Group, Inc.	453,951
4,000	JC Penney Co., Inc.	234,560
42,400	Johnson & Johnson	2,444,360
6,200	Johnson Controls, Inc.	441,874
9,100	Jones Apparel Group, Inc.	263,172
9,100	KB Home	609,973
23,600	Kraft Foods, Inc.	710,124
25,600	Kroger Co. *	513,024
3,200	Lafarge North America, Inc.	265,184
5,300	Lehman Brothers Holdings, Inc.	773,535
10,400	Lennar Corp.-Class A	622,544
8,600	Lexmark International, Inc. *	404,974
8,600	Lincare Holdings, Inc. *	351,740
5,000	Loews Corp.	461,300
10,700	Lowe's Cos., Inc.	729,526
10,200	Marathon Oil Corp.	720,120
14,900	Marsh & McLennan Cos., Inc.	460,559
7,100	MBIA, Inc.	417,054
4,500	MDC Holdings, Inc.	275,805
6,000	Medco Health Solutions, Inc. *	334,320
22,700	Merck & Co., Inc.	791,322
5,800	Metlife, Inc.	290,696
6,600	MGIC Investment Corp.	420,750
7,300	Morgan Stanley	435,518
62,200	Motorola, Inc.	1,331,080
32,800	National City Corp.	1,141,440
9,000	National Semiconductor Corp.	252,450
5,300	New Century Financial Corp.	205,375
6,900	NII Holdings, Inc.-Class B *	353,418
10,200	Nordstrom, Inc.	387,600
3,300	Northrop Grumman Corp.	211,530
600	NVR, Inc. *	451,800
11,200	Occidental Petroleum Corp.	1,025,248

See accompanying notes to the financial statements.

14

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares	Description	Value ($)
	United States — continued
16,625	Old Republic International Corp.	353,946
42,000	Oracle Corp. *	521,640
6,800	Paychex, Inc.	272,340
8,800	Peabody Energy Corp.	424,776
6,400	PepsiCo, Inc.	378,304
364,600	Pfizer, Inc.	9,548,874
6,100	PMI Group (The), Inc.	264,130
5,700	PNC Financial Services Group, Inc.	400,995
7,600	Precision Castparts Corp.	403,104
10,700	Progress Energy, Inc.	474,866
10,900	Prudential Financial, Inc.	839,736
13,300	Qualcomm, Inc.	627,893
7,000	Radian Group, Inc.	397,250
7,700	Rockwell Collins, Inc.	409,255
6,100	Ryder Systems, Inc.	270,474
3,900	Ryland Group, Inc.	272,025
11,600	Sabre Holdings Corp.	279,908
30,200	Safeway, Inc.	734,162
5,900	SanDisk Corp. *	356,006
18,900	Sara Lee Corp.	333,963
11,500	Schlumberger Ltd.	1,322,500
6,500	SEI Investment Co.	271,635
4,700	Simon Property Group, Inc. REIT	389,959
10,000	SPX Corp.	492,500
20,900	St. Paul Travelers Cos. (The), Inc.	898,282
6,700	Starwood Hotels & Resorts Worldwide, Inc.	425,450
3,800	Sunoco, Inc.	281,580
49,900	Tellabs, Inc. *	733,031
40,900	Texas Instruments, Inc.	1,220,865
10,200	Toll Brothers, Inc. *	330,072
5,200	Transocean, Inc. *	385,736
13,100	TXU Corp.	686,309
28,100	UnitedHealth Group, Inc.	1,636,263
36,000	UnumProvident Corp.	744,840

See accompanying notes to the financial statements.

15

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2006

Shares / Par Value ($)	Description	Value ($)
	United States — continued
4,200	USG Corp. *	354,816
14,100	Valero Energy Corp.	758,439
67,600	Verizon Communications, Inc.	2,278,120
2,800	Vornado Realty Trust	249,172
37,300	Wachovia Corp.	2,091,411
10,800	Walgreen Co.	484,488
33,649	Washington Mutual, Inc.	1,436,812
13,400	WellPoint, Inc. *	1,028,986
30,000	Wells Fargo & Co.	1,926,000
4,700	Whirlpool Corp.	422,013
3,400	Whole Foods Market, Inc.	217,192
		135,890,130
	TOTAL COMMON STOCKS (COST $280,489,791)	303,128,746
	PREFERRED STOCKS — 0.1%
	Germany — 0.1%
8,638	Volkswagen AG 2.82%	445,115
	TOTAL PREFERRED STOCKS (COST $357,352)	445,115
	SHORT-TERM INVESTMENT(S) — 4.4%
11,000,000	Barclays Time Deposit, 4.56%, due 03/01/06	11,000,000
2,110,020	The Boston Global Investment Trust (b)	2,110,020
1,000,000	U.S. Treasury Bill, 4.64%, due 08/24/06 (c) (d)	978,012
	TOTAL SHORT-TERM INVESTMENT(S) (COST $14,087,922)	14,088,032
	TOTAL INVESTMENTS — 100.2% (Cost $294,935,065)	317,661,893
	Other Assets and Liabilities (net) — (0.2%)	(786,803)
	TOTAL NET ASSETS — 100.0%	$316,875,090

See accompanying notes to the financial statements.

16

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

A summary of outstanding financial instruments at February 28, 2006 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/26/06	CAD	11,195,845	$9,874,348	$127,717
5/26/06	CHF	1,281,660	985,520	(6,949)
5/26/06	JPY	852,959,340	7,452,480	167,220
5/26/06	NOK	64,899,395	9,670,083	27,035
5/26/06	NZD	1,891,753	1,245,048	(9,718)
5/26/06	SEK	75,157,230	9,559,901	(44,415)
5/26/06	SGD	3,853,682	2,382,505	18,138
				$279,028
Sales
5/26/06	AUD	936,155	$693,882	$(3,758)
5/26/06	CHF	6,998,207	5,381,204	(12,038)
5/26/06	EUR	2,647,552	3,172,381	(10,823)
5/26/06	GBP	9,382,286	16,470,329	(150,066)
5/26/06	HKD	9,168,168	1,183,358	45
5/26/06	JPY	159,461,070	1,393,244	(19,113)
				$(195,753)

See accompanying notes to the financial statements.

17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2006

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
53	DAX	March 2006	$9,167,607	$620,121
23	TOPIX	March 2006	3,294,372	(28,089)
				$592,032
Sales
29	FTSE 100	March 2006	$2,932,338	$(11,312)
17	SPI 200	March 2006	1,553,830	(87,549)
				$(98,861)

As of February 28, 2006, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

(c)  Rate shown represents yield-to-maturity.

(d)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts (Note 2).

  As of February 28, 2006, 50.7% of the Net Assets of the Fund was valued using fair value prices based on tools by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar	JPY - Japanese Yen

CAD - Canadian Dollar	NOK - Norwegian Krone

CHF - Swiss Franc	NZD - New Zealand Dollar

EUR - Euro	SEK - Swedish Krona

GBP - British Pound	SGD - Singapore Dollar

HKD - Hong Kong Dollar

See accompanying notes to the financial statements.

18

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2006

Assets:
Investments, at value, including securities on loan of $1,961,166 (cost $294,935,065) (Note 2)	$317,661,893
Cash	886,178
Foreign currency, at value (cost $289,806) (Note 2)	291,118
Dividends and interest receivable	395,595
Foreign taxes receivable	4,574
Unrealized appreciation on open forward currency contracts (Note 2)	340,155
Receivable for expenses reimbursed by Manager (Note 3)	41,608
Total assets	319,621,121
Liabilities:
Collateral on securities loaned (Note 2)	2,110,020
Payable to affiliate for (Note 3):
Management fee	113,049
Shareholder service fee	30,864
Trustees and Chief Compliance Officer fees	1,031
Unrealized depreciation on open forward currency contracts (Note 2)	256,880
Payable for variation margin on open futures contracts (Note 2)	120,098
Accrued expenses	114,089
Total liabilities	2,746,031
Net assets	$316,875,090
Net assets consist of:
Paid-in capital	$290,390,263
Accumulated undistributed net investment income	369,601
Accumulated net realized gain	2,809,942
Net unrealized appreciation	23,305,284
$316,875,090
Net assets attributable to:
Class III shares	$179,466,422
Class IV shares	$137,408,668
Shares outstanding:
Class III	8,068,115
Class IV	6,174,319
Net asset value per share:
Class III	$22.24
Class IV	$22.25

See accompanying notes to the financial statements.

19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Period from August 1, 2005
(commencement of operations) through February 28, 2006

Investment Income:
Dividends (net of withholding taxes of $59,898)	$1,991,876
Interest (including securities lending income of $31,474)	427,806
Total investment income	2,419,682
Expenses:
Management fee (Note 3)	619,034
Shareholder service fee – Class III (Note 3)	102,330
Shareholder service fee – Class IV (Note 3)	63,489
Custodian and fund accounting agent fees	129,995
Transfer agent fees	23,231
Audit and tax fees	50,007
Legal fees	6,007
Trustees fees and related expenses (Note 3)	2,287
Registration fees	36,065
Miscellaneous	6,151
Total expenses	1,038,596
Fees and expenses reimbursed by Manager (Note 3)	(249,673)
Net expenses	788,923
Net investment income (loss)	1,630,759
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,550,226
Closed futures contracts	1,263,016
Foreign currency, forward contracts and foreign currency related transactions	(511,435)
Net realized gain (loss)	2,301,807
Change in net unrealized appreciation (depreciation) on:
Investments	22,726,828
Open futures contracts	493,171
Foreign currency, forward contracts and foreign currency related transactions	85,285
Net unrealized gain (loss)	23,305,284
Net realized and unrealized gain (loss)	25,607,091
Net increase (decrease) in net assets resulting from operations	$27,237,850

See accompanying notes to the financial statements.

20

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from August 1, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,630,759
Net realized gain (loss)	2,301,807
Change in net unrealized appreciation (depreciation)	23,305,284
Net increase (decrease) in net assets from operations	27,237,850
Distributions to shareholders from:
Net investment income
Class III	(395,896)
Class IV	(357,127)
Total distributions from net investment income	(753,023)
Net share transactions (Note 7):
Class III	164,617,846
Class IV	124,982,127
Increase (decrease) in net assets resulting from net share transactions	289,599,973
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	415,290
Class IV	375,000
Increase in net assets resulting from net purchase premiums and redemption fees	790,290
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	290,390,263
Total increase (decrease) in net assets	316,875,090
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $369,601)	$316,875,090

See accompanying notes to the financial statements.

21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from August 1, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.15
Net realized and unrealized gain (loss)	2.15
Total from investment operations	2.30
Less distributions to shareholders:
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$22.24
Total Return(a)	11.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$179,466
Net expenses to average daily net assets	0.62	%*
Net investment income to average daily net assets	1.27	%*
Portfolio turnover rate	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.20	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.07

†  Calculated using average shares outstanding throughout the period.

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.

22

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights — (Continued)
(For a Class IV share outstanding throughout the period)

	Period from September 1, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$20.24
Income (loss) from investment operations:
Net investment income (loss)†	0.12
Net realized and unrealized gain (loss)	1.95
Total from investment operations	2.07
Less distributions to shareholders:
From net investment income	(0.06)
Total distributions	(0.06)
Net asset value, end of period	$22.25
Total Return(a)	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$137,409
Net expenses to average daily net assets	0.57	%*
Net investment income to average daily net assets	1.20	%*
Portfolio turnover rate††	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.06

†  Calculated using average shares outstanding throughout the period.

(a)  The total return would have been lower had certain expenses not been reimbursed during the periods shown. Calculations excludes purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover rate of the Fund for the period August 1, 2005 through February 28, 2006.

See accompanying notes to the financial statements.

23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2006

1.  Organization

GMO Developed World Stock Fund (the "Fund"), which commenced operations on August 1, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide a series of shares into classes.

The Fund seeks a high total return through investing primarily in equity securities from the world's developed markets, including the U.S. The Fund's benchmark is the MSCI World Index (a global developed markets equity index that is independently maintained and published by Morgan Stanley Capital International).

For the period August 1, 2005 through February 28, 2006, the Fund offered Class III shares and for the period September 1, 2005 through February 28, 2006, the Fund offered Class IV shares. The principle economic difference between the classes of shares is the level of shareholder service fees borne by the classes. Eligibility for and automatic conversion between the various classes of shares is generally based on the total amount of assets invested in the Fund and with GMO, as more fully outlined in the Fund's prospectus.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or pursuant to procedures approved by the Trustees. A security's value may be deemed unreliable if, for example, the Manager becomes aware of information or events that would materially affect its value. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities held by the Fund are generally valued using fair value prices based on modeling tools by a third party vendor to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts and forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. The value of the currencies the Fund has committed to buy or sell is shown in the Schedule of Investments and represents the currency exposure the Fund has acquired or hedged through forward currency contracts as of February 28, 2006.

Futures Contracts

The Fund may purchase and sell futures contracts. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. Upon entering into a futures contract, the Fund is required to deposit, with the futures clearing broker, an amount of cash, U.S. government and agency obligations or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. See the Schedule of Investments for open futures contracts entered into by the Fund as of February 28, 2006.

Options

The Fund may write call and put options on futures, securities or currencies. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. As of February 28, 2006, the Fund did not enter into any written option contracts.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. As of February 28, 2006, the Fund did not enter into any purchased option contracts. Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into total return swap agreements, which involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. The Fund may also enter into contracts for differences in which the Fund agrees with the counterparty that its return will be based on the relative performance of two different groups or "baskets" of securities, adjusted by an interest rate payment. To the extent that the relative performance of the two baskets of securities exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreement. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in the price of the security or index underlying these transactions. As of February 28, 2006, the Fund did not enter into any swap agreements.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. As of February 28, 2006, the Fund did not enter into any repurchase agreements.

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2006 the Fund had loaned securities having a market value of $1,961,166, collateralized by cash in the amount of $2,110,020, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding tax rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the year ended February 28, 2006, the tax basis of distributions paid were as follows: ordinary income – $753,023.

As of February 28, 2006, the components of distributable earnings on a tax basis consisted of $3,072,408 and $354,071 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and wash sale transactions.

As of February 28, 2006, the approximate cost for U.S. federal income tax purposes and gross unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$295,116,908	$28,508,963	$(5,963,978)	$22,544,985

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(508,135)	$508,135	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Allocation of operating activity

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata between the classes of shares of the Fund based on the

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchase and redemption of Fund shares

As of the date of this report, the premium on cash purchases and fee on redemptions of Fund shares were each 0.30% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transactions costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the period ended February 28, 2006, the Fund received $785,790 in purchase premiums and $4,500 in redemption fees, respectively.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

GMO has entered into a binding agreement effective until at least June 30, 2006 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.47% of average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2006, was $1,366 and $1,783, respectively. No remuneration was paid to any other officer of the Trust.

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period ended February 28, 2006 aggregated $309,838,502 and $30,272,273, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2006, 71.3% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from August 1, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount
Shares sold	8,121,989	$165,726,450
Shares issued to shareholders in reinvestment of distributions	18,807	395,896
Shares repurchased	(72,681)	(1,504,500)
Purchase premiums and redemption fees	—	415,290
Net increase (decrease)	8,068,115	$165,033,136

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2006

	Period from September 1, 2005 (commencement of operations) through February 28, 2006
Class IV:	Shares	Amount
Shares sold	6,157,362	$124,625,000
Shares issued to shareholders in reinvestment of distributions	16,957	357,127
Shares repurchased	—	—
Purchase premiums and redemption fees	—	375,000
Net increase (decrease)	6,174,319	$125,357,127

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the "Fund") (a series of GMO Trust) at February 28, 2006 and the results of its operations, the changes in its net assets and the financial highlights for the period from August 1, 2005 (commencement of operations) to February 28, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2006 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 25, 2006

33

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2006 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2006.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2005 through February 28, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.62%	$1,000.00	$1,109.00	$3.24	*
2) Hypothetical	0.62%	$1,000.00	$1,021.72	$3.11	*
Class IV
1) Actual	0.57%	$1,000.00	$1,102.30	$2.95	**
2) Hypothetical	0.57%	$1,000.00	$1,021.85	$2.84	**

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2006, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

**  Expenses are calculated using the Class's annualized net expense ratio for the period ended February 28, 2006, multiplied by the average account value over the period, multiplied by 180 days in the period, divided by 365 days in the year.

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information (Unaudited) for the Tax Year Ended February 28, 2006

For taxable, non-corporate shareholders, 83.28% of the Fund's income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 92.41% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2006 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2006 of $33,359 or if determined to be different, the qualified interest income of such year.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Business and Law[2], Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.	54	None

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2004 and December 31, 2005 these entities paid $373,499 and $489,128 respectively, in legal fees and disbursements to Goodwin.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Acting Dean (since 2005), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	54	Director of Harvard Management, Company, Inc. and Verde, Inc.; Director of Partners HealthCare Systems, Inc.; and Chair of its Investment Committee.[3]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	54	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.

1  Each Trustee is elected to serve until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified.

3  Mr. Light is a director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee. None of these companies has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the requirements of Section 15(d) of the Exchange Act and none of these companies is a registered investment company.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 – October 2002.	Chief Financial Officer, Chief Operating Officer (2000 – present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Susan Randall Harbert c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Assistant Treasurer	Since September 2004.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[4] and Length of Time Served	Principal Occupation(s) During Past Five Years
David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Scott D. Hogan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/06/1970	Vice President and Secretary	Since June 2005; Acting Chief Compliance Officer, October 2004 – February 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000 – present).

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Vice President, February 2003 – present; Anti-Money Laundering Compliance Officer, February 2003 – December 2004.	Chief Compliance Officer (April 1995 – present), Grantham, Mayo, Van Otterloo & Co. LLC and Anti-Money Laundering Reporting Officer (February 2003 – December 2004).

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999 – present).

4  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

Item 2. Code of Ethics.

As of February 28, 2006, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2006, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)   AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2006 and 2005 were $1,864,500 and $1,410,202, respectively.

(b)   AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2006 and 2005 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $48,100 and $0, respectively. The aggregate fees billed in 2006 and 2005 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $312,262 and $287,000, respectively.

(c)   TAX FEES:  The aggregate fees billed to the registrant in 2006 and 2005 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations were $715,213 and $598,775, respectively. The aggregate fees billed in 2006 and 2005 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $8,250 and $26,863, respectively.

(d)   ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2006 or 2005.

(e)   (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved. Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)   (2) None.

(f)    Not applicable.

(g)   NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2006 and 2005 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,105,825 and $984,938, respectively. For the fiscal year ended February 28, 2006, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $22,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the  operations and financial reporting of the Funds. For the fiscal year ended February 28, 2005, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $72,300 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)   The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the registrant’s auditors.

*Includes information regarding all series of GMO Trust.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The complete schedule of investments for each Covered Series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)   The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant [with respect to the Covered Series] on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX–99.CERT.

(a)(3) Not applicable to this registrant

(b)   Certifications by the Chief Executive Officer and Principal Financial Officer of the registrant  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

	Date:	May 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

	Date:	May 8, 2006

By (Signature and Title):	/s/ Susan Randall Harbert
Susan Randall Harbert, Principal Financial Officer

	Date :	May 8, 2006